UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF
         REGISTERED MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:	USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code:	9800 FREDERICKSBURG ROAD
                                                         SAN ANTONIO, TX 78288

Name and address of agent for service:		     CHRISTOPHER K. DYER
                                                   USAA MUTUAL FUNDS TRUST
                                                   9800 FREDERICKSBURG ROAD
                                                   SAN ANTONIO, TX 78288

Registrant's telephone number, including area code: 800-235-8396

Date of fiscal year end:  MAY 31

Date of reporting period:  MAY 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING MAY 31, 2019



[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

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                                                                    May 31, 2019
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ANNUAL REPORT

USAA Cornerstone Aggressive Fund

         FUND
        SHARES
        UCAGX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

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PRESIDENT'S MESSAGE

"... LONG-TERM INVESTORS SHOULD NEVER MAKE
DECISIONS IN HASTE. THEY SHOULD MAKE                [PHOTO OF BROOKS ENGLEHARDT]
THOUGHTFUL DECISIONS BASED ON THEIR LONG-TERM
OBJECTIVES, TIME HORIZON, AND RISK TOLERANCE."

--------------------------------------------------------------------------------

JULY 2019

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc. (Victory Holdings), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). In connection with the Transaction, also as previous announced, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019; and Victory Capital became the investment adviser to each USAA Mutual Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION ABOUT CHANGES THAT TOOK EFFECT ON JULY 1, 2019.

Softening global economic conditions and escalating trade tensions rattled investors during the 12-month reporting period ended May 31, 2019. When the reporting period began in June 2018, the global economy was expanding across most regions and countries, led by the U.S. In this environment, stocks generally advanced. In the fixed income market, U.S. Treasury yields rose, as the U.S. Federal Reserve ("Fed") continued to tighten monetary policy.

Signs of trouble emerged during the summer of 2018. The U.S. economic expansion continued, but growth in a number of other economies, including some European countries and China, showed a weakening trend. By the autumn of 2018, investors' fears of a global economic slowdown, combined with harsh U.S.-China trade rhetoric and Brexit-related uncertainty in Europe, sparked a surge in market volatility. Global stocks dropped, with most of the decline occurring in December 2018. At the same time, intermediate- and longer-term yields fell, as investors anticipated a change in Fed monetary policy. Indeed, after having raised short-term interest rates four times during 2018, Fed officials announced in January 2019 that they would "pause," retreating from their earlier plan to raise interest rates in 2019. Stocks rallied in response and by April 2019 had recovered most of the ground they had lost. In May 2019, ongoing trade tensions between the United States and China, as well as President Trump administration's threat to impose tariffs on Mexico, drove a renewed decline in stock prices. In the fixed income market, concerns that trade disputes would seriously undermine global

================================================================================

================================================================================

economic growth pushed down intermediate- and longer-term yields, which ended the reporting period lower than they started. The yield on the 10-year U.S. Treasury note, which began June 2018 at 2.89%, rose to 3.24% on November 8, 2018--its high point of the period--and fell to 2.13% by May 31, 2019.

In the final months of the reporting period, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. A yield-curve inversion warrants attention because it has been a reliable recession indicator. Although recessions do not automatically follow inversions, a downward-sloped yield curve has preceded every U.S. recession since the 1960s. That said, the lag between an inversion and a recession has been inconsistent. At USAA Investments, A Victory Capital Investment Franchise, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years, with no clear pattern to provide useful guidance. And as I write to you, we see no recession on the horizon. First, the U.S. economy continues to grow, albeit at a slower pace than in 2018. Second, the Fed has made clear its commitment to pause its interest rate hikes, and there is a growing belief in the markets that policymakers may even cut interest rates in 2019. (In early June 2019, after the end of the reporting period, Fed Chair Jerome Powell stated that the U.S. central bank was monitoring the escalation in trade tensions and could potentially respond by cutting interest rates if U.S. economic conditions deteriorate.)

At USAA Investments, our team of portfolio managers will continue to monitor the financial markets, economic conditions, the global trade regime, Fed policy, the direction of longer-term interest rates, and other issues that have the potential to affect your investments. In the meantime, I would advise you to ignore media "noise" about such matters. Media "noise" is meant to provoke an emotional reaction, which can lead to hasty decision-making. In my opinion, long-term investors should never make decisions in haste. They should make thoughtful decisions based on their long-term objectives, time horizon, and risk tolerance. Dollar-cost averaging, in which you invest a set amount on a regular basis, is a strategy that can help you stay on track. Another effective strategy is diversification, which can potentially insulate a portfolio from market turbulence or changes in performance leadership.

If you would like to review your portfolio to confirm that it is properly aligned with your investment plan, please contact one of our financial advisors. You might want to make that call before the summer gets fully underway. When we are traveling and spending time with family and friends, it can be tempting to put off decisions on financial matters.

From all of us at USAA Investments, A Victory Capital Investment Franchise, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

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

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TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                          1

INVESTMENT OVERVIEW                                                           5

SHAREHOLDER VOTING RESULTS                                                    9

FINANCIAL INFORMATION

    Distributions to Shareholders                                            10

    Report of Independent Registered
      Public Accounting Firm                                                 11

    Portfolio of Investments                                                 12

    Notes to Portfolio of Investments                                        35

    Financial Statements                                                     41

    Notes to Financial Statements                                            44

    Financial Highlights                                                     62

EXPENSE EXAMPLE                                                              63

ADVISORY AGREEMENT(S)                                                        65

TRUSTEES' AND OFFICERS' INFORMATION                                          83

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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

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MANAGERS' COMMENTARY ON THE FUND

   WASIF A. LATIF                           ARNOLD J. ESPE, CFA
   LANCE HUMPHREY, CFA

--------------------------------------------------------------------------------

o HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2019?

    The world financial markets produced mixed results, reflecting investors' struggle to assess the shifting outlook for economic growth.

    During the reporting period, large-cap U.S. equities were the best performer among the major asset classes. Domestic stocks performed very well in the first half of the reporting period, during which both economic data and corporate earnings came in above expectations. However, the market sold off sharply in late 2018 due to the combination of worries about U.S. Federal Reserve ("Fed") policy, the trade dispute between the United States and China, and signs of slowing economic growth overseas. Stocks quickly recovered from the downturn, and the main U.S. equity indexes went on to post their best quarter in nearly 10 years during the first three months of 2019. A rapid shift in Fed policy was likely the key catalyst for the rebound. Whereas the markets generally were expecting as late as October 2018 that the Fed would raise interest rates three to four times in 2019, a series of statements from key officials indicated the Fed was in fact likely finished raising interest rates for the foreseeable future. The reporting period ended on a down note with a weak showing in May 2019, as stocks lost some of their previous gains due to renewed worries about slowing growth and the failure of the United States and China to resolve their trade impasse.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    The net effect of these sentiment swings was a narrow advance for large-cap U.S. stocks, as gauged by the 3.47% gain of the Russell 1000 Index. The Russell 2000 Index, a measure of performance for smaller companies, lagged considerably with a return of -9.04%.

    Developed-market international equities posted a loss over the 12-month reporting period, largely as a result of the unexpectedly slow growth outside of the United States. In combination with the weakness in foreign currencies versus the U.S. dollar, the slowdown led to a loss of -5.75% for the MSCI EAFE Index. Emerging-market stocks also closed in negative territory, as gauged by the -8.70% return of the MSCI Emerging Markets Index. Concerns about the global trade outlook and the prospect of slowing growth in the developed world contributed to the underperformance for the asset class.

    Investment-grade bonds, after producing sluggish performance in the first half of the reporting period, staged a strong rally from early November 2018 onward due in part to the Fed's shift toward a more accommodative policy. The gains propelled the Bloomberg Barclays U.S. Aggregate Bond Index to a return of 6.40% for the full reporting period. High-yield bonds also performed reasonably well, as gauged by the 5.93% gain for the ICE BofAML U.S. High Yield Index. Although high-yield issues fell sharply in late 2018 amid the evaporation of investor risk appetites, the category returned to positive territory in early 2019.

o HOW DID THE USAA CORNERSTONE AGGRESSIVE FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2019, the Fund had a total return of -3.04%. This compares to a return of -1.29% for the MSCI

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    All-Country World Index and 0.44% for the Cornerstone Aggressive Composite Index.

    Effective July 1, 2019, Victory Capital serves as the Fund's investment adviser. Prior to July 1, 2019, AMCO served as the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    Consistent with the broader market environment, the Fund's allocation to large-cap U.S. equities was the key contributor to performance in the reporting period. The Fund was weighted toward large-cap stocks over small caps, which aided results. However, our preference for the value style versus growth was out of step with the market. Performance was also hurt somewhat by our bias in favor of international equities over U.S. equities. We believe both developed- and emerging-market equities offer more compelling valuations and greater upside potential than U.S. equities, but this aspect of our approach detracted in the reporting period given the outperformance of U.S. equities compared to international equities.

    The Fund's bond portfolio performed well and made a meaningful contribution to results. We generated robust performance from our decision to maintain a sizable weighting in long-term U.S. Treasury securities based on our belief that investors were overestimating the potential for accelerating economic growth. Once the economy indeed began to slow in the fourth quarter of 2018, our holdings in government bonds rallied in kind. An allocation to corporate issues further benefited results at a time of relative strength for credit-sensitive investments. We also would note that the Fund's bond investments fulfilled their role of reducing portfolio volatility at a time of significant swings in equities and other segments of the financial markets. A weighting in high-yield bonds was an additional contributor.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    The majority of the key trends in the market have been in place for a multi-year period, with domestic stocks outperforming bonds, the growth style outpacing value, and U.S. equities exceeding the returns of the foreign markets, to name just a few. Given the persistence of these tendencies, it can be easy for investors to forget that asset class returns tend to run in cycles. We, therefore, prefer to take a long-term view based on the knowledge that even well-established market trends can--and do--shift abruptly. Rather than trying to chase short-term performance, we continue to emphasize diversification, fundamentals, and valuations. We believe this steady approach, rather than one that attempts to respond to the latest headlines, is the most effective way to navigate volatile markets.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things: (1) exchange-traded funds (ETFs); (2) futures, options, and other derivatives;
    (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o ETFs are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

4  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 o

--------------------------------------------------------------------------------------------------------------
                                                                                      SINCE          INCEPTION
                                    1 YEAR         5 YEAR          10 YEAR          INCEPTION*         DATE
--------------------------------------------------------------------------------------------------------------
USAA Cornerstone
  Aggressive Fund                   -3.04%          2.91%             -                5.92%          6/08/12
MSCI All-Country
  World Index** (reflects no
  deduction for fees, expenses,
  or taxes)                         -1.29%          5.21%           9.39%                -               -
Cornerstone Aggressive
  Composite Index***
  (reflects no deduction for
  fees, expenses, or taxes)          0.44%          5.37%           9.42%                -               -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

***The Cornerstone Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (46%), the MSCI ACWI ex USA IMI Net (30%), the Bloomberg Barclays U.S. Universal Index (18%), the Bloomberg Commodity Index Total Return (2%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (2%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                   CORNERSTONE
                      MSCI ALL-COUNTRY             AGGRESSIVE            USAA CORNERSTONE
                        WORLD INDEX             COMPOSITE INDEX          AGGRESSIVE FUND
05/31/12                $10,000.00                $10,000.00               $10,000.00
06/30/12                 10,493.89                 10,375.19                10,330.00
07/31/12                 10,637.55                 10,512.07                10,390.00
08/31/12                 10,868.84                 10,708.77                10,610.00
09/30/12                 11,211.17                 10,965.51                10,850.00
10/31/12                 11,136.45                 10,884.98                10,810.00
11/30/12                 11,278.85                 10,984.63                10,870.00
12/31/12                 11,534.33                 11,164.56                11,071.00
01/31/13                 12,065.70                 11,586.21                11,400.00
02/28/13                 12,063.82                 11,627.36                11,328.00
03/31/13                 12,284.39                 11,858.61                11,502.00
04/30/13                 12,635.33                 12,110.82                11,656.00
05/31/13                 12,600.66                 12,100.44                11,605.00
06/30/13                 12,232.36                 11,814.94                11,276.00
07/31/13                 12,817.95                 12,280.90                11,698.00
08/31/13                 12,550.90                 12,052.86                11,472.00
09/30/13                 13,199.17                 12,536.33                11,821.00
10/31/13                 13,729.68                 12,947.18                12,211.00
11/30/13                 13,924.12                 13,100.30                12,345.00
12/31/13                 14,164.33                 13,292.33                12,510.00
01/31/14                 13,597.75                 12,973.13                12,155.00
02/28/14                 14,254.63                 13,499.26                12,625.00
03/31/14                 14,318.01                 13,541.51                12,645.00
04/30/14                 14,454.31                 13,631.63                12,739.00
05/31/14                 14,761.74                 13,875.31                12,938.00
06/30/14                 15,039.67                 14,121.09                13,188.00
07/31/14                 14,857.27                 13,926.31                12,990.00
08/31/14                 15,185.48                 14,250.64                13,219.00
09/30/14                 14,693.04                 13,846.68                12,812.00
10/31/14                 14,796.48                 14,021.69                12,896.00
11/30/14                 15,043.97                 14,208.40                13,052.00
12/31/14                 14,753.68                 14,042.85                12,856.00
01/31/15                 14,523.01                 13,914.63                12,758.00
02/28/15                 15,331.53                 14,497.23                13,290.00
03/31/15                 15,093.97                 14,359.85                13,106.00
04/30/15                 15,531.92                 14,614.57                13,344.00
05/31/15                 15,511.65                 14,641.37                13,410.00
06/30/15                 15,146.48                 14,370.10                13,116.00
07/31/15                 15,278.01                 14,457.58                13,192.00
08/31/15                 14,230.68                 13,708.05                12,454.00
09/30/15                 13,715.12                 13,351.28                12,074.00
10/31/15                 14,791.55                 14,148.43                12,769.00
11/30/15                 14,669.41                 14,074.73                12,682.00
12/31/15                 14,404.86                 13,859.39                12,415.00
01/31/16                 13,536.09                 13,224.63                11,805.00
02/29/16                 13,442.98                 13,194.21                11,727.00
03/31/16                 14,439.21                 14,014.89                12,393.00
04/30/16                 14,652.35                 14,202.69                12,537.00
05/31/16                 14,670.82                 14,266.61                12,570.00
06/30/16                 14,582.01                 14,285.15                12,603.00
07/31/16                 15,210.40                 14,780.85                13,014.00
08/31/16                 15,261.58                 14,807.45                13,014.00
09/30/16                 15,355.08                 14,885.93                13,092.00
10/31/16                 15,094.44                 14,626.92                12,881.00
11/30/16                 15,209.15                 14,754.17                12,914.00
12/31/16                 15,537.71                 15,021.22                13,117.00
01/31/17                 15,962.58                 15,329.77                13,376.00
02/28/17                 16,410.38                 15,704.34                13,646.00
03/31/17                 16,611.09                 15,812.48                13,781.00
04/30/17                 16,870.00                 16,016.32                13,961.00
05/31/17                 17,242.53                 16,259.45                14,153.00
06/30/17                 17,320.93                 16,345.00                14,220.00
07/31/17                 17,804.96                 16,697.12                14,502.00
08/31/17                 17,873.19                 16,768.72                14,535.00
09/30/17                 18,218.49                 17,039.20                14,772.00
10/31/17                 18,596.81                 17,314.62                15,008.00
11/30/17                 18,956.82                 17,605.46                15,233.00
12/31/17                 19,262.45                 17,835.03                15,465.00
01/31/18                 20,349.13                 18,535.72                16,030.00
02/28/18                 19,494.53                 17,870.19                15,404.00
03/31/18                 19,077.24                 17,688.86                15,320.00
04/30/18                 19,259.40                 17,761.92                15,356.00
05/31/18                 19,283.42                 17,929.71                15,404.00
06/30/18                 19,179.04                 17,879.76                15,296.00
07/31/18                 19,757.44                 18,283.11                15,621.00
08/31/18                 19,912.60                 18,477.72                15,693.00
09/30/18                 19,999.30                 18,486.40                15,681.00
10/31/18                 18,500.57                 17,353.28                14,683.00
11/30/18                 18,771.15                 17,596.10                14,851.00
12/31/18                 17,449.01                 16,581.72                14,019.00
01/31/19                 18,826.78                 17,729.43                14,987.00
02/28/19                 19,330.37                 18,122.36                15,216.00
03/31/19                 19,573.40                 18,351.29                15,318.00
04/30/19                 20,234.35                 18,840.88                15,649.00
05/31/19                 19,034.05                 18,008.41                14,936.00

                                   [END CHART]

                       Data from 5/31/12 through 5/31/19.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Aggressive Fund to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and the Cornerstone Aggressive Composite Index are calculated from the end of the month, May 31, 2012, while the inception date of the USAA Cornerstone Aggressive Fund is June 8, 2012. There may be a slight variation of performance numbers because of this difference.

================================================================================

6  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

                         o TOP 10 HOLDINGS* - 5/31/19 o
                                (% of Net Assets)

iShares Core S&P 500 ETF ..................................................  6.6%
iShares Core MSCI EAFE ETF ................................................  6.3%
Schwab Fundamental International Large Company Index ETF ..................  5.9%
Vanguard FTSE Europe ETF ..................................................  3.4%
Schwab Fundamental Emerging Markets Large Company Index ETF ...............  3.1%
Vanguard FTSE Developed Markets ETF .......................................  3.0%
iShares Core MSCI Emerging Markets ETF ....................................  2.9%
Vanguard Real Estate ETF ..................................................  2.7%
U.S. Treasury Note, 1.13%, 2/28/2021 ......................................  2.1%
iShares MSCI Canada ETF ...................................................  2.1%

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o ASSET ALLOCATION* - 5/31/19 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES                                                     35.5%
INTERNATIONAL EQUITY SECURITIES                                            34.5%
U.S. TREASURY SECURITIES                                                   10.6%
FIXED-INCOME EXCHANGE-TRADED FUNDS                                          5.3%
U.S. GOVERNMENT AGENCY ISSUES                                               4.2%
GLOBAL REAL ESTATE EQUITY SECURITIES                                        4.1%
MONEY MARKET INSTRUMENTS                                                    2.0%
CORPORATE OBLIGATIONS                                                       1.3%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            1.3%
ASSET-BACKED SECURITIES                                                     0.5%
EURODOLLAR AND YANKEE OBLIGATIONS                                           0.3%
COMMERCIAL MORTGAGE SECURITIES                                              0.2%
BANK LOANS                                                                  0.1%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%
CONVERTIBLE SECURITIES                                                      0.1%

                                   [END CHART]

*Does not include futures and short-term investments purchased with cash collateral from securities loaned.

Percentages are of net assets of the Fund and may not equal 100%.

================================================================================

8  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust (Trust). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all entire series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby AMCO was acquired by Victory Holdings, the parent company of Victory Capital.

                           NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
   FOR                             AGAINST                              ABSTAIN
--------------------------------------------------------------------------------
12,893,399                        1,049,197                            1,522,145

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested trustee" as defined in the Investment Company Act of 1940, as amended (1940
Act); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                         NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                          FOR                             VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown               8,299,565,565                          820,887,736
John C. Walters              8,317,935,885                          802,517,416

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2019:

 DIVIDEND RECEIVED                LONG-TERM
DEDUCTION (CORPORATE             CAPITAL GAIN               QUALIFIED INTEREST
  SHAREHOLDERS)(1)             DISTRIBUTIONS(2)                   INCOME
--------------------------------------------------------------------------------
       23.60%                    $7,317,000                       $976,000
--------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE AGGRESSIVE FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Aggressive Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 23, 2019

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2019

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (35.5%)

              COMMON STOCKS (26.6%)

              BASIC MATERIALS (0.4%)
              ----------------------
              CHEMICALS (0.1%)
      4,180   Huntsman Corp.                                                                              $     73
      3,680   LyondellBasell Industries N.V. "A"                                                               273
      1,850   Rayonier Advanced Materials, Inc.                                                                 12
                                                                                                          --------
                                                                                                               358
                                                                                                          --------
              FOREST PRODUCTS & PAPER (0.2%)
     12,830   International Paper Co.                                                                          532
      9,960   Resolute Forest Products, Inc.                                                                    64
      3,510   Schweitzer-Mauduit International, Inc.                                                           110
                                                                                                          --------
                                                                                                               706
                                                                                                          --------
              IRON/STEEL (0.1%)
      3,960   Cleveland-Cliffs, Inc.                                                                            34
      3,830   Nucor Corp.                                                                                      184
      1,390   Reliance Steel & Aluminum Co.                                                                    116
      6,990   Steel Dynamics, Inc.                                                                             176
                                                                                                          --------
                                                                                                               510
                                                                                                          --------
              Total Basic Materials                                                                          1,574
                                                                                                          --------
              COMMUNICATIONS (3.1%)
              ---------------------
              ADVERTISING (0.3%)
     16,110   Interpublic Group of Companies, Inc.                                                             342
      8,610   Omnicom Group, Inc.                                                                              666
                                                                                                          --------
                                                                                                             1,008
                                                                                                          --------
              INTERNET (0.3%)
        260   Alphabet, Inc. "A"(a)                                                                            288
      2,170   CDW Corp.                                                                                        213
      1,560   F5 Networks, Inc.(a)                                                                             206
      1,300   IAC/InterActiveCorp(a)                                                                           287
      7,270   NIC, Inc.                                                                                        116
        620   Stamps.com, Inc.(a)                                                                               21
                                                                                                          --------
                                                                                                             1,131
                                                                                                          --------

================================================================================

12  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              MEDIA (1.0%)
     29,490   Altice USA, Inc. "A"                                                                        $    693
     17,940   CBS Corp. "B"                                                                                    866
     17,240   Comcast Corp. "A"                                                                                707
     15,450   DISH Network Corp. "A"(a)                                                                        558
     18,110   Entravision Communications Corp. "A"                                                              53
      1,660   Sinclair Broadcast Group, Inc. "A"                                                                89
     42,860   Sirius XM Holdings, Inc.                                                                         227
     11,610   Viacom, Inc. "B"                                                                                 337
                                                                                                          --------
                                                                                                             3,530
                                                                                                          --------
              TELECOMMUNICATIONS (1.5%)
     15,710   AT&T, Inc.                                                                                       481
      3,280   Ciena Corp.(a)                                                                                   115
     25,260   Cisco Systems, Inc.                                                                            1,314
     24,410   Corning, Inc.                                                                                    704
      1,010   InterDigital, Inc.                                                                                64
     11,930   Juniper Networks, Inc.                                                                           294
        950   Shenandoah Telecommunications Co.                                                                 38
      5,860   T-Mobile US, Inc.(a)                                                                             430
     35,330   Verizon Communications, Inc.                                                                   1,920
      2,940   Vonage Holdings Corp.(a)                                                                          35
                                                                                                          --------
                                                                                                             5,395
                                                                                                          --------
              Total Communications                                                                          11,064
                                                                                                          --------
              CONSUMER, CYCLICAL (3.8%)
              -------------------------
              AIRLINES (0.3%)
      7,270   Delta Air Lines, Inc.                                                                            374
      5,230   Southwest Airlines Co.                                                                           249
      3,310   United Continental Holdings, Inc.(a)                                                             257
                                                                                                          --------
                                                                                                               880
                                                                                                          --------
              APPAREL (0.2%)
      1,710   Carter's, Inc.                                                                                   144
      6,230   NIKE, Inc. "B"                                                                                   480
                                                                                                          --------
                                                                                                               624
                                                                                                          --------
              AUTO MANUFACTURERS (0.1%)
      8,030   General Motors Co.                                                                               268
      5,460   Wabash National Corp.                                                                             74
                                                                                                          --------
                                                                                                               342
                                                                                                          --------
              AUTO PARTS & EQUIPMENT (0.2%)
      2,620   Allison Transmission Holdings, Inc.                                                              109
      6,460   BorgWarner, Inc.                                                                                 229

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
      7,800   Dana, Inc.                                                                                  $    114
      2,110   Lear Corp.                                                                                       251
      4,820   Meritor, Inc.(a)                                                                                  97
      1,930   Methode Electronics, Inc.                                                                         48
      2,860   Tenneco, Inc. "A"                                                                                 28
                                                                                                          --------
                                                                                                               876
                                                                                                          --------
              DISTRIBUTION/WHOLESALE (0.2%)
     13,800   Fastenal Co.                                                                                     422
      1,500   KAR Auction Services, Inc.                                                                        85
      1,820   WESCO International, Inc.(a)                                                                      85
        760   WW Grainger, Inc.                                                                                199
                                                                                                          --------
                                                                                                               791
                                                                                                          --------
              ENTERTAINMENT (0.1%)
      8,390   Live Nation Entertainment, Inc.(a)                                                               510
        200   Red Rock Resorts, Inc. "A"                                                                         4
                                                                                                          --------
                                                                                                               514
                                                                                                          --------
              HOME BUILDERS (0.1%)
         80   NVR, Inc.(a)                                                                                     256
      5,710   PulteGroup, Inc.                                                                                 177
                                                                                                          --------
                                                                                                               433
                                                                                                          --------
              HOME FURNISHINGS (0.0%)
      2,160   Ethan Allen Interiors, Inc.                                                                       46
                                                                                                          --------
              LEISURE TIME (0.3%)
      1,120   Brunswick Corp.                                                                                   47
      5,650   Carnival Corp.                                                                                   289
     10,180   Harley-Davidson, Inc.                                                                            333
      4,830   Norwegian Cruise Line Holdings Ltd.(a)                                                           264
                                                                                                          --------
                                                                                                               933
                                                                                                          --------
              LODGING (0.1%)
      4,440   Las Vegas Sands Corp.                                                                            244
                                                                                                          --------
              OFFICE FURNISHINGS (0.1%)
      2,360   Herman Miller, Inc.                                                                               84
      3,640   Knoll, Inc.                                                                                       72
      6,010   Steelcase, Inc. "A"                                                                               96
                                                                                                          --------
                                                                                                               252
                                                                                                          --------
              RETAIL (2.0%)
        780   Asbury Automotive Group, Inc.(a)                                                                  58
      5,070   Best Buy Co., Inc.                                                                               318
      1,260   Big Lots, Inc.                                                                                    35
      5,470   Bloomin'Brands, Inc.                                                                             105

================================================================================

14  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
      2,070   Buckle, Inc.                                                                                $     31
        720   Cracker Barrel Old Country Store, Inc.                                                           113
      7,530   Del Taco Restaurants, Inc.(a)                                                                     81
      1,790   Dick's Sporting Goods, Inc.                                                                       62
      1,600   Foot Locker, Inc.                                                                                 63
     14,820   Gap, Inc.                                                                                        277
      1,180   Group 1 Automotive, Inc.                                                                          85
      2,300   Home Depot, Inc.                                                                                 436
      5,510   Kohl's Corp.                                                                                     272
      1,680   La-Z-Boy, Inc.                                                                                    54
        710   Lithia Motors, Inc. "A"                                                                           81
      4,350   Lowe's Cos, Inc.                                                                                 406
      1,430   Lululemon Athletica, Inc.(a)                                                                     237
     11,750   Macy's, Inc.                                                                                     242
      1,880   McDonald's Corp.                                                                                 373
      1,300   MSC Industrial Direct Co., Inc. "A"                                                               92
        890   Nu Skin Enterprises, Inc. "A"                                                                     41
        970   O'Reilly Automotive, Inc.(a)                                                                     360
      1,190   Penske Automotive Group, Inc.                                                                     51
     23,770   Qurate Retail, Inc.(a)                                                                           298
      4,430   Ross Stores, Inc.                                                                                412
      2,460   Rush Enterprises, Inc. "A"                                                                        87
      7,260   Starbucks Corp.                                                                                  552
      9,300   TJX Companies, Inc.                                                                              468
      3,480   Tractor Supply Co.                                                                               351
      1,050   Ulta Salon Cosmetics & Fragrance, Inc.(a)                                                        350
      2,250   Urban Outfitters, Inc.(a)                                                                         50
      9,020   Walgreens Boots Alliance, Inc.                                                                   445
      1,300   Williams-Sonoma, Inc.                                                                             76
                                                                                                          --------
                                                                                                             6,962
                                                                                                          --------
              TEXTILES (0.1%)
      2,700   Mohawk Industries, Inc.(a)                                                                       366
                                                                                                          --------
              Total Consumer, Cyclical                                                                      13,263
                                                                                                          --------
              CONSUMER, NON-CYCLICAL (6.3%)
              -----------------------------
              AGRICULTURE (0.1%)
      7,710   Altria Group, Inc.                                                                               378
                                                                                                          --------
              BEVERAGES (0.5%)
     15,280   Coca-Cola Co.                                                                                    751
      5,240   Molson Coors Brewing Co. "B"                                                                     288
      6,360   PepsiCo, Inc.                                                                                    814
                                                                                                          --------
                                                                                                             1,853
                                                                                                          --------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              BIOTECHNOLOGY (0.9%)
      4,960   Amgen, Inc.                                                                                 $    827
      2,400   Biogen, Inc.(a)                                                                                  526
        280   Bio-Rad Laboratories, Inc. "A"(a)                                                                 80
      1,160   Cambrex Corp.(a)                                                                                  46
      5,230   Celgene Corp.(a)                                                                                 491
      1,240   Emergent BioSolutions, Inc.(a)                                                                    50
      6,850   Exelixis, Inc.(a)                                                                                134
      8,400   Gilead Sciences, Inc.                                                                            523
      4,160   Halozyme Therapeutics, Inc.(a)                                                                    61
      1,790   Myriad Genetics, Inc.(a)                                                                          44
         90   REGENXBIO, Inc.(a)                                                                                 4
      3,700   United Therapeutics Corp.(a)                                                                     311
                                                                                                          --------
                                                                                                             3,097
                                                                                                          --------
              COMMERCIAL SERVICES (0.9%)
      1,680   AMN Healthcare Services, Inc.(a)                                                                  81
      1,780   Automatic Data Processing, Inc.                                                                  285
      1,900   Avis Budget Group, Inc.(a)                                                                        54
        950   Cardtronics plc "A"(a)                                                                            29
      3,170   Ecolab, Inc.                                                                                     584
        940   Euronet Worldwide, Inc.(a)                                                                       146
        880   FTI Consulting, Inc.(a)                                                                           74
      6,730   Hackett Group, Inc.                                                                              108
      2,960   Moody's Corp.                                                                                    541
      4,200   PayPal Holdings, Inc.(a)                                                                         461
      3,620   Quad/Graphics, Inc.                                                                               30
      2,570   S&P Global, Inc.                                                                                 550
      2,560   United Rentals, Inc.(a)                                                                          282
                                                                                                          --------
                                                                                                             3,225
                                                                                                          --------
              COSMETICS/PERSONAL CARE (0.3%)
      2,320   Estee Lauder Companies, Inc. "A"                                                                 373
      7,810   Procter & Gamble Co.                                                                             804
                                                                                                          --------
                                                                                                             1,177
                                                                                                          --------
              FOOD (0.8%)
      1,490   Cal-Maine Foods, Inc.                                                                             55
      4,220   Flowers Foods, Inc.                                                                               94
      3,340   Hershey Co.                                                                                      441
      6,020   Hostess Brands, Inc.(a)                                                                           81
      1,470   Ingles Markets, Inc. "A"                                                                          44
      3,330   Ingredion, Inc.                                                                                  254
      3,080   JM Smucker Co.                                                                                   374
     19,780   Kroger Co.                                                                                       451

================================================================================

16  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
        740   Sanderson Farms, Inc.                                                                       $    101
      5,710   Sysco Corp.                                                                                      393
      6,000   Tyson Foods, Inc. "A"                                                                            455
                                                                                                          --------
                                                                                                             2,743
                                                                                                          --------
              HEALTHCARE PRODUCTS (0.6%)
      2,290   Bruker Corp.                                                                                      96
      4,100   Danaher Corp.                                                                                    541
      1,170   Edwards Lifesciences Corp.(a)                                                                    200
      1,180   Hill-Rom Holdings, Inc.                                                                          113
      1,450   IDEXX Laboratories, Inc.(a)                                                                      362
        920   Masimo Corp.(a)                                                                                  120
      7,020   Meridian Bioscience, Inc.                                                                         79
      3,850   Patterson Companies, Inc.                                                                         81
        110   STERIS plc(a)                                                                                     15
      1,880   Thermo Fisher Scientific, Inc.                                                                   502
                                                                                                          --------
                                                                                                             2,109
                                                                                                          --------
              HEALTHCARE-SERVICES (0.7%)
      1,040   Amedisys, Inc.(a)                                                                                117
        340   Chemed Corp.                                                                                     112
      8,460   DaVita, Inc.(a)                                                                                  367
      1,460   Encompass Health Corp.                                                                            86
      1,920   HCA Healthcare, Inc.                                                                             232
      2,150   MEDNAX, Inc.(a)                                                                                   53
        310   Molina Healthcare, Inc.(a)                                                                        44
      3,830   Quest Diagnostics, Inc.                                                                          367
      4,800   Select Medical Holdings Corp.(a)                                                                  67
      2,070   UnitedHealth Group, Inc.                                                                         501
      3,850   Universal Health Services, Inc."B"                                                               460
        470   WellCare Health Plans, Inc.(a)                                                                   130
                                                                                                          --------
                                                                                                             2,536
                                                                                                          --------
              HOUSEHOLD PRODUCTS/WARES (0.1%)
      6,970   ACCO Brands Corp.                                                                                 52
        510   Helen of Troy Ltd.(a)                                                                             68
        780   Spectrum Brands Holdings, Inc.                                                                    41
                                                                                                          --------
                                                                                                               161
                                                                                                          --------
              PHARMACEUTICALS (1.4%)
      5,730   AmerisourceBergen Corp.                                                                          446
      4,900   Bristol-Myers Squibb Co.                                                                         222
      8,400   Cardinal Health, Inc.                                                                            353
      5,540   Corcept Therapeutics, Inc.(a)                                                                     54
      6,270   CVS Health Corp.                                                                                 328

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
        840   Eagle Pharmaceuticals, Inc.(a)                                                              $     43
      2,600   Eli Lilly & Co.                                                                                  301
        760   Enanta Pharmaceuticals, Inc.(a)                                                                   69
      7,120   Johnson & Johnson                                                                                934
      3,150   McKesson Corp.                                                                                   385
      5,450   Merck & Co., Inc.                                                                                432
     10,730   Pfizer, Inc.                                                                                     446
      1,360   Phibro Animal Health Corp. "A"                                                                    40
        860   PRA Health Sciences, Inc.(a)                                                                      75
      1,840   Prestige Consumer Healthcare, Inc.(a)                                                             53
      1,700   Supernus Pharmaceuticals, Inc.(a)                                                                 51
        930   USANA Health Sciences, Inc.(a)                                                                    66
      6,250   Zoetis, Inc.                                                                                     632
                                                                                                          --------
                                                                                                             4,930
                                                                                                          --------
              Total Consumer, Non-cyclical                                                                  22,209
                                                                                                          --------
              ENERGY (1.4%)
              -------------
              COAL (0.0%)
      2,170   Warrior Met Coal, Inc.                                                                            56
                                                                                                          --------
              ENERGY-ALTERNATE SOURCES (0.0%)
      1,210   Renewable Energy Group, Inc.(a)                                                                   19
      1,800   SolarEdge Technologies, Inc.(a)                                                                   96
                                                                                                          --------
                                                                                                               115
                                                                                                          --------
              OIL & GAS (1.1%)
     11,860   ConocoPhillips                                                                                   699
     10,660   Exxon Mobil Corp.                                                                                754
      9,100   HollyFrontier Corp.                                                                              346
     10,790   Laredo Petroleum, Inc.(a)                                                                         28
      7,490   Marathon Petroleum Corp.                                                                         344
      2,960   Matador Resources Co.(a)                                                                          49
     11,560   Occidental Petroleum Corp.                                                                       575
      4,510   Par Pacific Holdings, Inc.(a)                                                                     88
      2,140   PBF Energy, Inc."A"                                                                               57
      6,320   Phillips 66                                                                                      511
      4,440   Valero Energy Corp.                                                                              313
                                                                                                          --------
                                                                                                             3,764
                                                                                                          --------
              OIL & GAS SERVICES (0.0%)
      1,130   Core Laboratories N.V.                                                                            54
                                                                                                          --------
              PIPELINES (0.3%)
      7,210   Antero Midstream Corp.                                                                            88
      5,860   ONEOK, Inc.                                                                                      373
     11,370   Plains GP Holdings, LP "A"(a)                                                                    256

================================================================================

18  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
      6,550   Tallgrass Energy, LP                                                                        $    156
                                                                                                          --------
                                                                                                               873
                                                                                                          --------
              Total Energy                                                                                   4,862
                                                                                                          --------
              FINANCIAL (3.8%)
              ----------------
              BANKS (1.7%)
     29,040   Bank of America Corp.                                                                            773
      1,970   Bank of Hawaii Corp.                                                                             149
      4,170   BankUnited, Inc.                                                                                 135
      5,620   Cadence BanCorp                                                                                  104
      7,150   CIT Group, Inc.                                                                                  340
     20,260   Citigroup, Inc.                                                                                1,259
      1,600   Cullen/Frost Bankers, Inc.                                                                       146
      3,730   Great Western Bancorp, Inc.                                                                      116
     14,140   J.P. Morgan Chase & Co.                                                                        1,498
     15,270   KeyCorp.                                                                                         244
      2,590   PNC Financial Services Group, Inc.                                                               330
     15,250   Regions Financial Corp.                                                                          211
      1,410   Synovus Financial Corp.                                                                           45
      8,850   U.S. Bancorp.                                                                                    444
      1,790   Webster Financial Corp.                                                                           79
      3,050   Western Alliance Bancorp(a)                                                                      126
                                                                                                          --------
                                                                                                             5,999
                                                                                                          --------
              DIVERSIFIED FINANCIAL SERVICES (1.3%)
      3,080   Alliance Data Systems Corp.                                                                      423
     12,610   Ally Financial, Inc.                                                                             364
      6,420   American Express Co.                                                                             736
      4,070   Capital One Financial Corp.                                                                      349
      3,610   Discover Financial Services                                                                      269
      1,570   LPL Financial Holdings, Inc.                                                                     126
      3,640   Mastercard, Inc. "A"                                                                             915
      2,130   Nelnet, Inc. "A"                                                                                 126
     10,634   Synchrony Financial                                                                              358
      5,460   Virtu Financial, Inc. "A"                                                                        126
      4,330   Visa, Inc. "A"                                                                                   699
      6,070   Waddell & Reed Financial, Inc."A"                                                                 98
      1,040   World Acceptance Corp.(a)                                                                        138
                                                                                                          --------
                                                                                                             4,727
                                                                                                          --------
              INSURANCE (0.8%)
      3,150   American Equity Investment Life Holding Co.                                                       89
      2,660   Aon plc                                                                                          479
      1,160   Berkshire Hathaway, Inc. "B"(a)                                                                  229
      2,470   Employers Holdings, Inc.                                                                         103

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
      3,990   Essent Group Ltd.(a)                                                                        $    187
      6,490   MetLife, Inc.                                                                                    300
      4,970   MGIC Investment Corp.(a)                                                                          67
      1,070   Primerica, Inc.                                                                                  123
      5,490   Principal Financial Group, Inc.                                                                  283
      6,440   Progressive Corp.                                                                                511
      2,850   Prudential Financial, Inc.                                                                       263
      3,680   Radian Group, Inc.                                                                                83
      2,410   Universal Insurance Holdings, Inc.                                                                70
                                                                                                          --------
                                                                                                             2,787
                                                                                                          --------
              Total Financial                                                                               13,513
                                                                                                          --------
              INDUSTRIAL (2.5%)
              -----------------
              AEROSPACE/DEFENSE (0.4%)
      1,200   Boeing Co.                                                                                       410
      1,750   Lockheed Martin Corp.                                                                            592
      5,770   Spirit AeroSystems Holdings, Inc. "A"                                                            468
                                                                                                          --------
                                                                                                             1,470
                                                                                                          --------
              BUILDING MATERIALS (0.2%)
      2,090   Apogee Enterprises, Inc.                                                                          76
      6,700   Cornerstone Building Brands, Inc.(a)                                                              29
      1,550   Masonite International Corp.(a)                                                                   74
      7,740   Owens Corning                                                                                    375
      1,630   Patrick Industries, Inc.(a)                                                                       66
                                                                                                          --------
                                                                                                               620
                                                                                                          --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
      2,030   Generac Holdings, Inc.(a)                                                                        112
                                                                                                          --------
              ELECTRONICS (0.8%)
      3,260   Allegion plc                                                                                     316
      3,870   Atkore International Group, Inc.(a)                                                               91
      3,420   Garmin Ltd.                                                                                      262
      6,160   Gentex Corp.                                                                                     132
      4,050   Honeywell International, Inc.                                                                    665
      3,220   Jabil, Inc.                                                                                       79
      5,490   KEMET Corp.                                                                                       87
        530   Mettler-Toledo International, Inc.(a)                                                            383
      2,150   PerkinElmer, Inc.                                                                                186
      2,520   SMART Global Holdings, Inc.(a)                                                                    43
        970   Tech Data Corp.(a)                                                                                88
      1,480   Waters Corp.(a)                                                                                  297
                                                                                                          --------
                                                                                                             2,629
                                                                                                          --------

================================================================================

20  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              HAND/MACHINE TOOLS (0.0%)
      1,390   Regal Beloit Corp.                                                                          $    101
                                                                                                          --------
              MACHINERY-CONSTRUCTION & MINING (0.1%)
      3,220   Caterpillar, Inc.                                                                                386
                                                                                                          --------
              METAL FABRICATION/HARDWARE (0.0%)
      2,350   Timken Co.                                                                                       103
                                                                                                          --------
              MISCELLANEOUS MANUFACTURERS (0.4%)
      3,050   3M Co.                                                                                           487
      1,300   Crane Co.                                                                                        100
      2,100   Hillenbrand, Inc.                                                                                 78
      3,150   Illinois Tool Works, Inc.                                                                        440
        870   Sturm Ruger & Co., Inc.                                                                           43
      2,470   Trinseo S.A.                                                                                      91
                                                                                                          --------
                                                                                                             1,239
                                                                                                          --------
              PACKAGING & CONTAINERS (0.1%)
      3,140   Berry Global Group, Inc.(a)                                                                      148
      4,630   Silgan Holdings, Inc.                                                                            134
                                                                                                          --------
                                                                                                               282
                                                                                                          --------
              TRANSPORTATION (0.5%)
      2,730   Air Transport Services Group, Inc.(a)                                                             60
      4,820   CSX Corp.                                                                                        359
      2,100   Norfolk Southern Corp.                                                                           410
      2,380   Union Pacific Corp.                                                                              397
      5,160   United Parcel Service, Inc. "B"                                                                  479
      1,670   Werner Enterprises, Inc.                                                                          47
                                                                                                          --------
                                                                                                             1,752
                                                                                                          --------
              TRUCKING & LEASING (0.0%)
      1,790   Greenbrier Companies, Inc.                                                                        49
                                                                                                          --------
              Total Industrial                                                                               8,743
                                                                                                          --------
              TECHNOLOGY (4.5%)
              -----------------
              COMPUTERS (1.3%)
      2,600   Accenture plc "A"                                                                                463
      6,940   Apple, Inc.                                                                                    1,215
        750   CACI International, Inc. "A"(a)                                                                  153
     34,880   Hewlett Packard Enterprise Co.                                                                   478
      1,610   Insight Enterprises, Inc.(a)                                                                      83
      4,030   International Business Machines Corp.                                                            512
      2,250   MAXIMUS, Inc.                                                                                    160
      3,120   NCR Corp.(a)                                                                                      95

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
      4,190   NetApp, Inc.                                                                                $    248
      3,140   Perspecta, Inc.                                                                                   68
      1,630   Science Applications International Corp.                                                         125
     14,120   Seagate Technology plc                                                                           591
      9,560   Western Digital Corp.                                                                            356
                                                                                                          --------
                                                                                                             4,547
                                                                                                          --------
              OFFICE/BUSINESS EQUIPMENT (0.1%)
     10,390   Pitney Bowes, Inc.                                                                                38
     12,840   Xerox Corp.                                                                                      393
                                                                                                          --------
                                                                                                               431
                                                                                                          --------
              SEMICONDUCTORS (1.1%)
      6,270   Applied Materials, Inc.                                                                          243
      2,050   Cirrus Logic, Inc.(a)                                                                             77
     13,590   Intel Corp.                                                                                      599
      2,040   Lam Research Corp.                                                                               356
     16,560   Micron Technology, Inc.(a)                                                                       540
        690   MKS Instruments, Inc.                                                                             49
      2,270   NVIDIA Corp.                                                                                     307
      3,170   Skyworks Solutions, Inc.                                                                         211
      3,730   Teradyne, Inc.                                                                                   157
      6,540   Texas Instruments, Inc.                                                                          682
      8,480   Ultra Clean Holdings, Inc.(a)                                                                    108
      4,120   Xilinx, Inc.                                                                                     422
                                                                                                          --------
                                                                                                             3,751
                                                                                                          --------
              SOFTWARE (2.0%)
      1,260   Adobe, Inc.(a)                                                                                   341
      1,116   Covetrus, Inc.(a)                                                                                 28
      3,310   CSG Systems International, Inc.                                                                  148
      3,910   Electronic Arts, Inc.(a)                                                                         364
      2,900   Intuit, Inc.                                                                                     710
      1,760   j2 Global, Inc.                                                                                  148
      2,670   Manhattan Associates, Inc.(a)                                                                    175
     22,740   Microsoft Corp.                                                                                2,813
      1,860   MSCI, Inc.                                                                                       409
      6,980   Paychex, Inc.                                                                                    599
      3,440   Veeva Systems, Inc. "A"(a)                                                                       531
      3,780   VMware, Inc. "A"                                                                                 669
                                                                                                          --------
                                                                                                             6,935
                                                                                                          --------
              Total Technology                                                                              15,664
                                                                                                          --------

================================================================================

22  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              UTILITIES (0.8%)
              ----------------
              ELECTRIC (0.7%)
     34,910   AES Corp.                                                                                   $    552
      2,040   Dominion Energy, Inc.                                                                            153
     11,280   Exelon Corp.                                                                                     542
      1,370   IDACORP, Inc.                                                                                    137
      2,010   NextEra Energy, Inc.                                                                             399
     10,270   PPL Corp.                                                                                        306
      7,480   Southern Co.                                                                                     400
                                                                                                          --------
                                                                                                             2,489
                                                                                                          --------
              GAS (0.1%)
      2,810   New Jersey Resources Corp.                                                                       134
      1,600   Southwest Gas Holdings, Inc.                                                                     136
                                                                                                          --------
                                                                                                               270
                                                                                                          --------
              Total Utilities                                                                                2,759
                                                                                                          --------
              Total Common Stocks (cost: $96,473)                                                           93,651
                                                                                                          --------
              EXCHANGE-TRADED FUNDS (8.6%)
     84,000   iShares Core S&P 500 ETF                                                                      23,293
      5,000   Vanguard Small-Cap Value ETF(b)                                                                  615
     43,870   Vanguard Total Stock Market ETF                                                                6,172
                                                                                                          --------
              Total Exchange-Traded Funds (cost: $30,566)                                                   30,080
                                                                                                          --------
              PREFERRED STOCKS (0.3%)

              COMMUNICATIONS (0.0%)
              ---------------------
              TELECOMMUNICATIONS (0.0%)
      8,000   Qwest Corp., 6.50%(c)                                                                            184
                                                                                                          --------
              CONSUMER, NON-CYCLICAL (0.1%)
              -----------------------------
              AGRICULTURE (0.1%)
      8,000   CHS, Inc., cumulative redeemable "B", 7.88%(c),(d)                                               220
                                                                                                          --------
              FOOD (0.0%)
      2,000   Dairy Farmers of America, Inc., cumulative redeemable, 7.88%(c),(d),(e)                          197
                                                                                                          --------
              Total Consumer, Non-cyclical                                                                     417
                                                                                                          --------
              ENERGY (0.1%)
              -------------
              OIL & GAS (0.1%)
        600   Chesapeake Energy Corp., 5.75%(c),(d),(e)                                                        289
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              FINANCIAL (0.1%)
              ----------------
              BANKS (0.1%)
        235   M&T Bank Corp., cumulative redeemable, 6.38%(c),(d)                                         $    239
                                                                                                          --------
              Total Preferred Stocks (cost: $1,298)                                                          1,129
                                                                                                          --------
              Total U.S. Equity Securities (cost: $128,337)                                                124,860
                                                                                                          --------

              INTERNATIONAL EQUITY SECURITIES (34.5%)

              COMMON STOCKS (0.3%)

              CONSUMER, CYCLICAL (0.1%)
              -------------------------
              AUTO PARTS & EQUIPMENT (0.1%)
      3,860   Autoliv, Inc.                                                                                    238
                                                                                                          --------
              CONSUMER, NON-CYCLICAL (0.1%)
              -----------------------------
              PHARMACEUTICALS (0.1%)
      1,980   Jazz Pharmaceuticals plc(a)                                                                      248
                                                                                                          --------
              INDUSTRIAL (0.1%)
              -----------------
              ELECTRONICS (0.1%)
      6,450   TE Connectivity Ltd.                                                                             543
                                                                                                          --------
              TECHNOLOGY (0.0%)
              -----------------
              SEMICONDUCTORS (0.0%)
      3,130   Kulicke & Soffa Industries, Inc.                                                                  61
                                                                                                          --------
              Total Common Stocks (cost: $1,148)                                                             1,090
                                                                                                          --------

              EXCHANGE-TRADED FUNDS (34.1%)
     51,700   Invesco FTSE RAFI Developed Markets ex-US ETF                                                  2,018
    224,100   Invesco FTSE RAFI Emerging Markets ETF                                                         4,614
    369,200   iShares Core MSCI EAFE ETF                                                                    21,927
    209,380   iShares Core MSCI Emerging Markets ETF                                                        10,285
     61,900   iShares Edge MSCI Min Vol EAFE ETF                                                             4,397
     66,200   iShares Edge MSCI Min Vol Emerging Markets ETF                                                 3,780
    262,000   iShares MSCI Canada ETF(b)                                                                     7,160
     72,000   iShares MSCI United Kingdom ETF                                                                2,282
    397,400   Schwab Fundamental Emerging Markets Large Company Index ETF                                   10,869
    783,300   Schwab Fundamental International Large Company Index ETF                                      20,781
     91,800   Schwab Fundamental International Small Company Index ETF                                       2,750
     14,790   SPDR S&P Emerging Markets SmallCap ETF                                                           638
     16,000   USAA MSCI Emerging Markets Value Momentum Blend Index ETF(f)                                     680
     85,410   Vanguard FTSE All-World ex-US ETF                                                              4,161
    267,600   Vanguard FTSE Developed Markets ETF                                                           10,661
        800   Vanguard FTSE Emerging Markets ETF                                                                33

================================================================================

24  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    228,200   Vanguard FTSE Europe ETF                                                                    $ 11,992
     16,645   WisdomTree Emerging Markets SmallCap Dividend Fund                                               748
                                                                                                          --------
              Total Exchange-Traded Funds (cost: $116,893)                                                 119,776
                                                                                                          --------

              PREFERRED STOCKS (0.1%)

              FINANCIAL (0.1%)
              ----------------
              INSURANCE (0.1%)
     12,000   Delphi Financial Group, Inc., cumulative redeemable, 5.71%,
                (3 mo. LIBOR + 3.19%)(g) (cost: $302)                                                          279
                                                                                                          --------
              Total International Equity Securities (cost: $118,343)                                       121,145
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                       COUPON
(000)                                                                         RATE          MATURITY
------------------------------------------------------------------------------------------------------------------
              BONDS (22.7%)

              ASSET-BACKED SECURITIES (0.5%)

              ASSET BACKED SECURITIES (0.5%)
              ------------------------------
              AUTOMOBILE ABS (0.4%)
$        86   Americredit Automobile Receivables Trust                        3.15%         3/20/2023           87
        240   Americredit Automobile Receivables Trust                        3.50          1/18/2024          246
         42   Avis Budget Rental Car Funding AESOP, LLC(e)                    2.96          7/20/2020           42
         30   Avis Budget Rental Car Funding AESOP, LLC(e)                    3.75          7/20/2020           30
        271   Avis Budget Rental Car Funding AESOP, LLC(e)                    2.50          2/20/2021          271
        162   Credit Acceptance Auto Loan Trust(e)                            4.29         11/15/2024          162
        165   Credit Acceptance Auto Loan Trust(e)                            3.55          8/15/2027          168
        280   OSCAR U.S. Funding Trust IX, LLC(e)                             3.63          9/10/2025          290
                                                                                                          --------
                                                                                                             1,296
                                                                                                          --------
              CREDIT CARD ABS (0.0%)
        137   Synchrony Credit Card Master Note Trust                         2.95          5/15/2024          136
                                                                                                          --------
              OTHER ABS (0.1%)
        120   Element Rail Leasing I, LLC(e)                                  3.67          4/19/2044          124
         38   NP SPE II, LLC(e)                                               3.37         10/21/2047           38
         77   SCF Equipment Leasing, LLC(e)                                   3.41         12/20/2023           78
                                                                                                          --------
                                                                                                               240
                                                                                                          --------
              STUDENT LOAN ABS (0.0%)
         50   Navient Student Loan Trust (1 mo. LIBOR + 1.50%)                3.93(g)       8/25/2050           50
                                                                                                          --------
              Total Asset Backed Securities                                                                  1,722
                                                                                                          --------
              Total Asset-Backed Securities (cost: $1,692)                                                   1,722
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                       COUPON                          VALUE
(000)         SECURITY                                                        RATE          MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              BANK LOANS (0.1%)(H)

              CONSUMER, CYCLICAL (0.1%)
              -------------------------
              RETAIL (0.1%)
$       194   Academy, Ltd. (1 mo. LIBOR + 4.00%)                             6.44%         7/01/2022     $    141
        100   Academy, Ltd. (1 mo. LIBOR + 4.00%)                             6.48          7/01/2022           73
                                                                                                          --------
              Total Consumer, Cyclical                                                                         214
                                                                                                          --------
              Total Bank Loans (cost: $242)                                                                    214
                                                                                                          --------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              MORTGAGE SECURITIES (0.1%)
              --------------------------
              WHOLE LOAN COLLATERAL CMO (0.1%)
         29   Sequoia Mortgage Trust (1 mo. LIBOR + 0.90%)                    3.34%(g)      9/20/2033           29
        170   Structured Asset Mortgage Investments Trust
                (1 mo. LIBOR + 0.50%)                                         2.94(g)       7/19/2035          164
         30   Wells Fargo Mortgage Backed Securities Trust                    5.16(i)       4/25/2035           30
                                                                                                          --------
              Total Mortgage Securities                                                                        223
                                                                                                          --------
              Total Collateralized Mortgage Obligations (cost: $229)                                           223
                                                                                                          --------

              COMMERCIAL MORTGAGE SECURITIES (0.2%)

              MORTGAGE SECURITIES (0.2%)
              --------------------------
              COMMERCIAL MBS (0.2%)
         39   Banc of America Commercial Mortgage Trust                       5.66(i)       7/10/2044           14
          7   Banc of America Commercial Mortgage Trust                       6.57(i)       2/10/2051            6
          9   Bear Stearns Commercial Mortgage Securities Trust(e)            5.66(i)       9/11/2041            9
        160   BT-h21 Mortgage-Backed Securities Trust
                (1 mo. LIBOR + 2.50%)(e)                                      4.81(g)      10/07/2021          160
          2   Credit Suisse Commercial Mortgage Trust
                (1 mo. LIBOR + 0.19%)                                         2.62(g)       2/15/2040            2
        802   CSAIL Commercial Mortgage Trust(j)                              1.79(i)       1/15/2049           68
        250   FREMF Mortgage Trust(e)                                         3.51(i)       8/25/2045          250
         20   GE Capital Commercial Mortgage Corp.                            5.61(i)      12/10/2049           17
        846   UBS Commercial Mortgage Trust(e),(j)                            2.06(i)       5/10/2045           40
                                                                                                          --------
              Total Mortgage Securities                                                                        566
                                                                                                          --------
              Total Commercial Mortgage Securities (cost: $591)                                                566
                                                                                                          --------

              CONVERTIBLE SECURITIES (0.1%)

              BASIC MATERIALS (0.1%)
              ----------------------
              MINING (0.1%)
        400   Pretium Resources, Inc. (cost: $376)                            2.25         03/15/2022          378
                                                                                                          --------

================================================================================

26  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                       COUPON                          VALUE
(000)         SECURITY                                                        RATE          MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              CORPORATE OBLIGATIONS (1.3%)

              COMMUNICATIONS (0.1%)
              ---------------------
              TELECOMMUNICATIONS (0.1%)
$       250   Hughes Satellite Systems Corp.(c)                               6.50%         6/15/2019     $    250
                                                                                                          --------
              CONSUMER, CYCLICAL (0.2%)
              -------------------------
              AIRLINES (0.0%)
         27   Continental Airlines, Inc. Pass-Through Trust "B"               6.25         10/11/2021           28
                                                                                                          --------
              AUTO MANUFACTURERS (0.2%)
        300   Harley-Davidson Financial Services, Inc.(c),(e)                 3.55          5/21/2021          303
        350   Hyundai Capital America(c),(e)                                  3.75          7/08/2021          356
                                                                                                          --------
                                                                                                               659
                                                                                                          --------
              Total Consumer, Cyclical                                                                         687
                                                                                                          --------
              CONSUMER, NON-CYCLICAL (0.0%)
              -----------------------------
              HEALTHCARE-SERVICES (0.0%)
        300   Community Health Systems, Inc.(c)                               6.88          2/01/2022          201
                                                                                                          --------
              ENERGY (0.2%)
              -------------
              PIPELINES (0.2%)
        100   Enbridge Energy Partners, LP(c)                                 7.38         10/15/2045          143
        400   EQM Midstream Partners, LP(c)                                   4.75          7/15/2023          408
        190   Southern Union Co. (3 mo. LIBOR + 3.02%)(c)                     5.60(g)      11/01/2066          148
        150   Tallgrass Energy Partners, LP/Tallgrass
              Energy Finance Corp.(c),(e)                                     5.50          9/15/2024          154
                                                                                                          --------
              Total Energy                                                                                     853
                                                                                                          --------
              FINANCIAL (0.5%)
              ----------------
              BANKS (0.1%)
        200   Compass Bank(c)                                                 3.88          4/10/2025          203
         50   First Maryland Capital I (3 mo. LIBOR + 1.00%)(c)               3.60(g)       1/15/2027           46
        200   SunTrust Capital I (3 mo. LIBOR + 0.67%)(c)                     3.19(g)       5/15/2027          187
                                                                                                          --------
                                                                                                               436
                                                                                                          --------
              DIVERSIFIED FINANCIAL SERVICES (0.0%)
        175   Cullen/Frost Capital Trust II (3 mo. LIBOR + 1.55%)(c)          4.07(g)       3/01/2034          151
                                                                                                          --------
              INSURANCE (0.4%)
        200   Allstate Corp. (3 mo. LIBOR + 2.94%)(c)                         5.75(k)       8/15/2053          205
        350   Athene Holding Ltd.(c)                                          4.13          1/12/2028          344
        200   HSB Group, Inc. (3 mo. LIBOR + 0.91%)(c)                        3.51(g)       7/15/2027          172
        300   Nationwide Mutual Insurance Co. (3 mo. LIBOR + 2.29%)(c),(e)    4.90(g)      12/15/2024          299

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                       COUPON                          VALUE
(000)         SECURITY                                                        RATE          MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$       200   Prudential Financial, Inc. (3 mo. LIBOR + 3.92%)(c)             5.63%(k)      6/15/2043     $    208
                                                                                                          --------
                                                                                                             1,228
                                                                                                          --------
              INVESTMENT COMPANIES (0.0%)
        100   Ares Capital Corp.(c)                                           3.63          1/19/2022          101
                                                                                                          --------
              Total Financial                                                                                1,916
                                                                                                          --------
              INDUSTRIAL (0.2%)
              -----------------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
        100   Artesyn Embedded Technologies, Inc.(c),(e)                      9.75         10/15/2020          102
                                                                                                          --------
              MISCELLANEOUS MANUFACTURERS (0.1%)
        105   General Electric Co.(c)                                         5.50          1/08/2020          107
                                                                                                          --------
              TRANSPORTATION (0.1%)
        350   Ryder System, Inc.(c)                                           3.50          6/01/2021          355
                                                                                                          --------
              Total Industrial                                                                                 564
                                                                                                          --------
              UTILITIES (0.1%)
              ----------------
              ELECTRIC (0.1%)
        267   NextEra Energy Capital Holdings, Inc.(c)                        3.34          9/01/2020          269
                                                                                                          --------
              Total Corporate Obligations (cost: $4,650)                                                     4,740
                                                                                                          --------

              EURODOLLAR AND YANKEE OBLIGATIONS (0.3%)

              BASIC MATERIALS (0.0%)
              ----------------------
              MINING (0.0%)
        100   Newcrest Finance Pty. Ltd.(c),(e)                               4.45         11/15/2021          103
                                                                                                          --------
              CONSUMER, CYCLICAL (0.1%)
              -------------------------
              AUTO MANUFACTURERS (0.1%)
        400   BMW U.S. Capital, LLC(c),(e)                                    3.25          8/14/2020          403
                                                                                                          --------
              ENERGY (0.1%)
              -------------
              OIL & GAS (0.1%)
        400   Petroleos Mexicanos(c)                                          5.38          3/13/2022          414
                                                                                                          --------
              OIL & GAS SERVICES (0.0%)
          6   Schahin II Finance Co. SPV Ltd.(e),(l),(m),(n)                  8.00(o)       5/25/2020            6
        261   Schahin II Finance Co. SPV Ltd.(e),(p),(q)                      5.88          9/25/2023           27
                                                                                                          --------
                                                                                                                33
                                                                                                          --------
              Total Energy                                                                                     447
                                                                                                          --------

================================================================================

28  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                       COUPON                          VALUE
(000)         SECURITY                                                        RATE          MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              FINANCIAL (0.1%)
              ----------------
              INSURANCE (0.1%)
$       200   QBE Capital Funding III Ltd. (USD Swap
                Semi-Annual 30/360 10 YR + 4.05%)(c),(e)                      7.25%(k)      5/24/2041     $    211
                                                                                                          --------
              Total Eurodollar and Yankee Obligations (cost: $1,326)                                         1,164
                                                                                                          --------
------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (5.3%)
     42,587   Invesco Fundamental High Yield Corporate Bond ETF                                                788
     18,470   iShares 20+ Year Treasury Bond ETF                                                             2,435
     23,690   iShares Core U.S. Aggregate Bond ETF                                                           2,615
     73,610   iShares iBoxx $ High Yield Corporate Bond ETF (b)                                              6,249
     32,960   iShares iBoxx $ Investment Grade Corporate Bond ETF                                            3,983
      5,500   Vanguard Short-Term Bond ETF                                                                     441
     12,700   Vanguard Total Bond Market ETF                                                                 1,044
     26,000   Xtrackers USD High Yield Corporate Bond ETF                                                    1,273
                                                                                                          --------
              Total Fixed-Income Exchange-Traded Funds (cost: $18,458)                                      18,828
                                                                                                          --------
------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                       COUPON
(000)                                                                         RATE          MATURITY
------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ISSUES (4.2%)(r)

              COMMERCIAL MBS (0.5%)
$       250   Fannie Mae(+)                                                  2.15%          1/25/2023          248
        700   Freddie Mac(+)                                                 3.00          12/25/2025          723
        300   Freddie Mac(+)                                                 3.33(i)        5/25/2025          315
        500   Freddie Mac(+)                                                 3.51           4/25/2030          532
                                                                                                          --------
                                                                                                             1,818
                                                                                                          --------

              FGLMC COLLATERAL (3.4%)
        440   Freddie Mac(+)                                                 3.00           4/01/2046          444
      1,313   Freddie Mac(+)                                                 3.00           6/01/2046        1,325
        477   Freddie Mac(+)                                                 3.00           9/01/2046          481
        240   Freddie Mac(+)                                                 3.00          10/01/2046          243
        811   Freddie Mac(+)                                                 3.00          11/01/2046          818
      1,674   Freddie Mac(+)                                                 3.00           1/01/2047        1,688
        846   Freddie Mac(+)                                                 3.00           1/01/2047          853
        814   Freddie Mac(+)                                                 3.00           3/01/2047          820
        866   Freddie Mac(+)                                                 3.00           4/01/2047          872

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                       COUPON                          VALUE
(000)         SECURITY                                                        RATE          MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$       261   Freddie Mac(+)                                                  3.00%         4/01/2047     $    263
        675   Freddie Mac(+)                                                  3.00          9/01/2047          680
        454   Freddie Mac(+)                                                  3.00         10/01/2047          457
      2,417   Freddie Mac(+)(c)                                               3.50          4/01/2046        2,475
        467   Freddie Mac(+)                                                  3.50          4/01/2048          478
                                                                                                          --------
                                                                                                            11,897
                                                                                                          --------

              UMBS COLLATERAL (0.3%)(S)
        989   Fannie Mae(+)                                                   4.00          4/01/2049        1,022
                                                                                                          --------
              Total U.S. Government Agency Issues (cost: $14,698)                                           14,737
                                                                                                          --------

              U.S. TREASURY SECURITIES (10.6%)

              BONDS (2.4%)
         30   U.S. Treasury Bond (STRIPS Principal) (Zero Coupon)             0.00          8/15/2044           16
      3,100   U.S. Treasury Bond (STRIPS Principal) (Zero Coupon)             0.00          5/15/2045        1,579
        100   U.S. Treasury Bond                                              2.50          2/15/2045           99
        200   U.S. Treasury Bond                                              3.00         11/15/2044          216
        700   U.S. Treasury Bond                                              3.00          5/15/2047          759
        500   U.S. Treasury Bond                                              3.00          8/15/2048          542
      1,500   U.S. Treasury Bond                                              3.00          2/15/2049        1,630
      2,250   U.S. Treasury Bond                                              3.13          8/15/2044        2,485
      1,000   U.S. Treasury Bond                                              3.38         11/15/2048        1,165
                                                                                                          --------
                                                                                                             8,491
                                                                                                          --------
              INFLATION-INDEXED NOTES (0.9%)
      2,145   Inflation-Index Note                                            0.13          4/15/2021        2,124
      1,060   Inflation-Index Note                                            0.13          7/15/2026        1,047
                                                                                                          --------
                                                                                                             3,171
                                                                                                          --------
              NOTES (7.3%)
      7,500   U.S. Treasury Note(t)                                           1.13          2/28/2021        7,388
        800   U.S. Treasury Note                                              1.63          4/30/2023          791
      3,200   U.S. Treasury Note                                              1.63          2/15/2026        3,121
        600   U.S. Treasury Note                                              1.63          5/15/2026          584
        100   U.S. Treasury Note                                              2.00          2/15/2025          100
      1,000   U.S. Treasury Note                                              2.25         11/15/2025        1,014
      2,600   U.S. Treasury Note                                              2.25          2/15/2027        2,635
      1,250   U.S. Treasury Note                                              2.25          8/15/2027        1,265
      2,500   U.S. Treasury Note                                              2.25         11/15/2027        2,528
      1,500   U.S. Treasury Note                                              2.38          5/15/2027        1,533
        500   U.S. Treasury Note                                              2.50          1/31/2021          504
      2,000   U.S. Treasury Note                                              2.75          2/15/2028        2,101

================================================================================

30  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                       COUPON                          VALUE
(000)         SECURITY                                                        RATE          MATURITY         (000)
------------------------------------------------------------------------------------------------------------------

$     2,000   U.S. Treasury Note                                              2.88%         5/15/2028     $  2,123
                                                                                                          --------
                                                                                                            25,687
                                                                                                          --------
              Total U.S. Treasury Securities (cost: $36,191)                                                37,349
                                                                                                          --------
              Total Bonds (cost: $78,453)                                                                   79,921
                                                                                                          --------
------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              GLOBAL REAL ESTATE EQUITY SECURITIES (4.1%)

              COMMON STOCKS (1.4%)

              FINANCIAL (1.4%)
              ----------------
              REAL ESTATE (0.4%)
     13,820   CBRE Group, Inc. "A"(a)                                                                          632
      3,710   HFF, Inc. "A"                                                                                    160
      2,510   Jones Lang LaSalle, Inc.                                                                         312
      9,300   Realogy Holdings Corp.                                                                            66
      1,910   RMR Group, Inc. "A"                                                                               92
                                                                                                          --------
                                                                                                             1,262
                                                                                                          --------
              REITS (1.0%)
      2,740   American Tower Corp.                                                                             572
      7,350   Chimera Investment Corp.                                                                         134
      1,840   EPR Properties                                                                                   144
      4,900   Gaming and Leisure Properties, Inc.                                                              193
      6,760   GEO Group, Inc.                                                                                  148
     20,980   Kimco Realty Corp.                                                                               365
      7,233   Ladder Capital Corp.                                                                             115
      2,450   Lamar Advertising Co. "A"                                                                        192
      3,650   LTC Properties, Inc.                                                                             163
     11,600   Medical Properties Trust, Inc.                                                                   206
      5,910   Omega Healthcare Investors, Inc.                                                                 211
      3,896   PotlatchDeltic Corp.                                                                             131
      3,150   Simon Property Group, Inc.                                                                       511
      6,880   Tanger Factory Outlet Centers, Inc.                                                              117
      5,910   Washington Prime Group, Inc.                                                                      24
      3,510   Welltower, Inc.                                                                                  285
                                                                                                          --------
                                                                                                             3,511
                                                                                                          --------
              Total Financial                                                                                4,773
                                                                                                          --------
              Total Common Stocks (cost: $5,190)                                                             4,773
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (2.7%)
    109,760   Vanguard Real Estate ETF (cost: $8,983)                                                     $  9,537
                                                                                                          --------
              Total Global Real Estate Equity Securities (cost: $14,173)                                    14,310
                                                                                                          --------

              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (1.3%)

              COMMON STOCKS (0.0%)

              BASIC MATERIALS (0.0%)
              ----------------------
              MINING (0.0%)
      8,197   Hycroft Mining Corp.(a),(l),(m),(q) (cost: $258)                                                   1
                                                                                                          --------
              EXCHANGE-TRADED FUNDS (1.3%)
     16,300   First Trust Global Tactical Commodity Strategy Fund                                              293
     28,600   Invesco DB Commodity Index Tracking Fund                                                         433
     48,800   United States Commodity Index Fund(a)                                                          1,774
     77,900   VanEck Vectors Gold Miners ETF                                                                 1,682
     12,000   VanEck Vectors Junior Gold Miners ETF                                                            354
              Total Exchange-Traded Funds (cost: $5,288)                                                     4,536
                                                                                                          --------
              Total Precious Metals and Commodity-Related Securities (cost: $5,546)                          4,537
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                       COUPON
(000)                                                                         RATE          MATURITY
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (2.0%)

              COMMERCIAL PAPER (0.6%)
$       500   CSLB Holdings, Inc.(e)                                          2.60%         6/14/2019          499
        427   Enbridge, Inc.(e)                                               2.60          6/03/2019          427
        500   Eversource Energy(e)                                            2.55          6/04/2019          500
        488   PUBLIC SEVC. ENT. GR(e)                                         2.60          6/05/2019          488
                                                                                                          --------
              Total Commercial Paper (cost: $1,914)                                                          1,914
                                                                                                          --------

================================================================================

32  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.4%)
  5,033,729   State Street Institutional Treasury Money Market Fund
                Premier Class, 2.30%(c),(u) (cost: $5,034)                                                $  5,034
                                                                                                          --------
              Total Money Market Instruments (cost: $6,948)                                                  6,948
                                                                                                          --------

              SHORT-TERM INVESTMENT PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (1.0%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.0%)
  3,607,717   Goldman Sachs Financial Square Government Fund Institutional Class, 2.30%(u)                   3,608
                                                                                                          --------
              Total Short-Term Investment Purchased with Cash Collateral from
                Securities Loaned (cost: $3,608)                                                             3,608
                                                                                                          --------

              TOTAL INVESTMENTS (COST: $355,408)                                                          $355,329
                                                                                                          ========

------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
                                                                 NOTIONAL          CONTRACT          APPRECIATION/
NUMBER OF                                      EXPIRATION         AMOUNT             VALUE          (DEPRECIATION)
CONTRACTS     DESCRIPTION                         DATE            (000)              (000)                   (000)
------------------------------------------------------------------------------------------------------------------
              FUTURES (3.6%)

              LONG FUTURES

              EQUITY CONTRACTS
         91   E-mini S&P 500                   6/21/2019        USD 12,564          $12,524                  $ (40)
                                                                                    -------                  -----
              TOTAL LONG FUTURES                                                    $12,524                  $ (40)
                                                                                    -------                  -----

              TOTAL FUTURES                                                         $12,524                  $ (40)
                                                                                    =======                  =====

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1             LEVEL 2             LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                                 $ 93,651             $     -                  $-          $ 93,651
  Exchange-Traded Funds                           30,080                   -                   -            30,080
  Preferred Stocks                                     -               1,129                   -             1,129

International Equity Securities:
  Common Stocks                                    1,090                   -                   -             1,090
  Exchange-Traded Funds                          119,776                   -                   -           119,776
  Preferred Stocks                                     -                 279                   -               279

Bonds:
  Asset-Backed Securities                              -               1,722                   -             1,722
  Bank Loans                                           -                 214                   -               214
  Collateralized Mortgage Obligations                  -                 223                   -               223
  Commercial Mortgage Securities                       -                 566                   -               566
  Convertible Securities                               -                 378                   -               378
  Corporate Obligations                                -               4,740                   -             4,740
  Eurodollar and Yankee Obligations                    -               1,158                   6             1,164
  Fixed-Income Exchange-Traded Funds              18,828                   -                   -            18,828
  U.S. Government Agency Issues                        -              14,737                   -            14,737
  U.S. Treasury Securities                        35,754               1,595                   -            37,349

Global Real Estate Equity Securities:
  Common Stocks                                    4,773                   -                   -             4,773
  Exchange-Traded Funds                            9,537                   -                   -             9,537

Precious Metals and Commodity-Related
  Securities:
  Common Stocks                                        -                   -                   1                 1
  Exchange-Traded Funds                            4,536                   -                   -             4,536

Money Market Instruments:
  Commercial Paper                                     -               1,914                   -             1,914
  Government & U.S. Treasury Money
     Market Funds                                  5,034                   -                   -             5,034

Short-Term Investment Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury Money
     Market Funds                                  3,608                   -                   -             3,608
------------------------------------------------------------------------------------------------------------------
Total                                           $326,667             $28,655                  $7          $355,329
------------------------------------------------------------------------------------------------------------------

LIABILITIES                                      LEVEL 1             LEVEL 2             LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
Futures(1)                                      $    (40)            $     -                  $-          $    (40)
------------------------------------------------------------------------------------------------------------------
Total                                           $    (40)            $     -                  $-          $    (40)
------------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At May 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

34  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 35.7% of net assets at May 31, 2019.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

    ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.

================================================================================

36  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    LIBOR           London Interbank Offered Rate

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    STRIPS Separate trading of registered interest and principal of securities

    Zero Coupon     Normally issued at a significant discount from face value
                    and do not provide for periodic interest payments. Income is earned from the purchase date by accreting the purchase discount of the security to par over the life of the security.

o   SPECIFIC NOTES

    (a) Non-income-producing security.

    (b) The security, or a portion thereof, was out on loan as of May 31, 2019.

    (c) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2019.

    (d) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (e) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

    (f) Investment in affiliated exchange-traded fund.

    (g) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2019.

    (h) Bank loans (loans) - are not registered under the Securities Act of 1933. The loans contain certain restrictions on resale and cannot be sold publicly. The stated interest rates represent the all in interest rate of all contracts within the loan facilities. The interest rates are adjusted periodically, and the rates disclosed represent the current rate at May 31, 2019. The weighted average life of the loans are likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loans are deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (i) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (j) Security is interest only. Interest-only commercial mortgage-backed securities (CMBS IOs) represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    (k) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

================================================================================

38  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    (l) Security was fair valued at May 31, 2019, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $7,000, which represented less than 0.1% of the Fund's net assets.

    (m) Security was classified as Level 3.

    (n) Payment-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (o) All of the coupon is PIK.

    (p) At May 31, 2019, the issuer was in default with respect to interest and/or principal payments.

    (q) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (r) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

        their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (s) Effective June 3, 2019, UMBS Collateral, new BICS industry, replaces FNMA Collateral, former BICS industry.

    (t) Securities with a value of $1,970,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (u) Rate represents the money market fund annualized seven-day yield at May 31, 2019.

See accompanying notes to financial statements.

================================================================================

40  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in unaffiliated securities, at market value (including securities on
      loan of $3,510) (cost of $354,638)                                                   $354,649
   Investments in affiliated underlying funds, at market value (cost of $770)                   680
   Cash                                                                                       1,382
   Receivables:
      Capital shares sold                                                                       317
      USAA Asset Management Company (Note 6)                                                    148
      Dividends and interest                                                                    495
      Securities sold                                                                           256
      Other                                                                                       2
                                                                                           --------
          Total assets                                                                      357,929
                                                                                           --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                        3,608
      Securities purchased                                                                    2,162
      Capital shares redeemed                                                                   182
      Bank overdraft                                                                              1
      Payable to broker                                                                         194
      Variation margin on futures contracts                                                      40
   Accrued management fees                                                                      183
   Accrued transfer agent's fees                                                                 64
   Other accrued expenses and payables                                                           85
                                                                                           --------
          Total liabilities                                                                   6,519
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $351,410
                                                                                           ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $350,371
   Distributable earnings                                                                     1,039
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $351,410
                                                                                           ========
   Capital shares outstanding, no par value                                                  29,963
                                                                                           ========
   Net asset value, redemption price, and offering price per share                         $  11.73
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income distributions from affiliated underlying funds                                   $     14
   Dividends                                                                                  7,334
   Interest                                                                                   1,723
   Securities lending (net)                                                                     121
                                                                                           --------
       Total income                                                                           9,192
                                                                                           --------
EXPENSES
   Management fees                                                                            2,086
   Administration and servicing fees                                                            521
   Transfer agent's fees.                                                                     1,230
   Custody and accounting fees                                                                  191
   Postage                                                                                       71
   Shareholder reporting fees                                                                    28
   Trustees' fees                                                                                37
   Registration fees                                                                             39
   Professional fees                                                                             83
   Other                                                                                         14
                                                                                           --------
            Total expenses                                                                    4,300
   Expenses reimbursed                                                                         (478)
                                                                                           --------
            Net expenses                                                                      3,822
                                                                                           --------
NET INVESTMENT INCOME                                                                         5,370
                                                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Investments                                                                            4,460
       Foreign currency transactions                                                              2
       Futures transactions                                                                    (264)
   Change in net unrealized appreciation/(depreciation) of:
       Unaffiliated investments                                                             (20,205)
       Affiliated investments (Note 8)                                                          (88)
       Foreign currency translations                                                              1
       Futures contracts                                                                       (178)
                                                                                           --------
            Net realized and unrealized loss                                                (16,272)
                                                                                           --------
   Decrease in net assets resulting from operations                                        $(10,902)
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

42  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

-------------------------------------------------------------------------------------------------------------

                                                                                   2019                  2018
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                       $  5,370              $  3,742
   Net realized gain on investments                                               4,460                20,754
   Net realized gain on foreign currency transactions                                 2                   138
   Net realized gain on long-term capital gain distributions
       from other investment companies                                                -                     8
   Net realized gain (loss) on futures transactions                                (264)                3,040
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                              (20,293)               (1,046)
       Foreign currency translations                                                  1                   (16)
       Futures contracts                                                           (178)                 (990)
                                                                               ------------------------------
       Increase (decrease) in net assets resulting from operations              (10,902)               25,630
                                                                               ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:                                                         (18,397)              (20,579)
                                                                               ------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                     78,995                99,547
   Reinvested dividends                                                          17,634                19,583
   Cost of shares redeemed                                                      (60,688)              (63,280)
                                                                               ------------------------------
       Increase in net assets from capital share transactions                    35,941                55,850
                                                                               ------------------------------
   Net increase in net assets                                                     6,642                60,901

NET ASSETS
   Beginning of year                                                            344,768               283,867
                                                                               ------------------------------
   End of year                                                                 $351,410              $344,768
                                                                               ------------------------------
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                    6,440                 7,677
   Shares issued for dividends reinvested                                         1,557                 1,525
   Shares redeemed                                                               (4,947)               (4,870)
                                                                               ------------------------------
       Increase in shares outstanding                                             3,050                 4,332
                                                                               ==============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Cornerstone Aggressive Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek capital appreciation over the long term and also considers the potential for current income.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Holdings, a global investment management firm headquartered in Cleveland, Ohio (the Transaction), on July 1, 2019.

A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the
Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John
C. Walters, to serve as an Independent Trustee. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

================================================================================

44  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

        the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

================================================================================

46  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative

================================================================================

48  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    agreements held at May 31, 2019 did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2019*
    (IN THOUSANDS)

                                           LIABILITY DERIVATIVES
--------------------------------------------------------------------------------------------------
                         STATEMENT OF
DERIVATIVES NOT          ASSETS AND                                          FOREIGN
ACCOUNTED FOR AS         LIABILITIES    INTEREST RATE        EQUITY          EXCHANGE
HEDGING INSTRUMENTS      LOCATION         CONTRACTS        CONTRACTS         CONTRACTS       TOTAL
--------------------------------------------------------------------------------------------------
USAA Cornerstone         Distributable
  Aggressive Fund        earnings            $-              $(40)**            $-            $(40)
--------------------------------------------------------------------------------------------------

     * For open derivative instruments as of May 31, 2019, see the Portfolio of Investments, which also is indicative of activity for the year ended
       May 31, 2019.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2019 (IN THOUSANDS)

                                       NET REALIZED GAIN (LOSS)
------------------------------------------------------------------------------------------------------
DERIVATIVES NOT          STATEMENT OF                                            FOREIGN
ACCOUNTED FOR AS         OPERATIONS           INTEREST RATE      EQUITY          EXCHANGE
HEDGING INSTRUMENTS      LOCATION               CONTRACTS       CONTRACTS        CONTRACTS       TOTAL
------------------------------------------------------------------------------------------------------
USAA Cornerstone         Net realized gain
  Aggressive Fund        on Futures
                         transactions               $-            $(264)             $-          $(264)
------------------------------------------------------------------------------------------------------

                         NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
------------------------------------------------------------------------------------------------------
DERIVATIVES NOT          STATEMENT OF                                            FOREIGN
ACCOUNTED FOR AS         OPERATIONS           INTEREST RATE      EQUITY          EXCHANGE
HEDGING INSTRUMENTS      LOCATION               CONTRACTS       CONTRACTS        CONTRACTS       TOTAL
------------------------------------------------------------------------------------------------------
USAA Cornerstone         Change in net
  Aggressive Fund        unrealized
                         appreciation/
                         (depreciation)
                         of Futures
                         contracts                  $-            $(178)             $-          $(178)
------------------------------------------------------------------------------------------------------

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On

================================================================================

50 | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

F. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery.

    The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

52  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended May 31, 2019, the Fund paid CAPCO facility fees of $3,000, which represents 0.4% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, non-REIT return of capital dividend, non-REIT capital gain dividend and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease distributable earnings by less than $500 and increase in paid in capital by less than $500. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2019, and 2018, was as follows:

                                                    2019                 2018
                                                --------------------------------
Ordinary income*                                $11,080,000          $ 9,090,000
Long-term realized capital gains                  7,317,000           11,489,000
                                                -----------          -----------
  Total distributions paid                      $18,397,000          $20,579,000
                                                ===========          ===========

As of May 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains                                $1,965,000
Accumulated capital and other losses                                   (209,000)
Unrealized depreciation of investments                                 (716,000)

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, non-REIT return of capital dividend, futures contracts marked-to-market, hybrid interest accrual adjustment, partnership basis adjustments and rounding adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended May 31, 2019, the Fund deferred to June 1, 2019, post October capital losses of $209,000.

================================================================================

54  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

TAX BASIS OF INVESTMENTS - At May 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                       NET
                                               GROSS              GROSS            UNREALIZED
                                             UNREALIZED        UNREALIZED         APPRECIATION /
FUND                      TAX COST          APPRECIATION      DEPRECIATION       (DEPRECIATION)
------------------------------------------------------------------------------------------------
USAA Cornerstone
  Aggressive Fund       $356,044,000        $12,848,000       $(13,563,000)        $(715,000)

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2019, were $346,769,000 and $325,474,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended May 31, 2019 were as follows:

PURCHASES                     SALES                   NET REALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
$268,000                        $-                               $-

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                    NON-CASH COLLATERAL              CASH COLLATERAL
--------------------------------------------------------------------------------
    $3,510,000                          $-                          $3,608,000

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended May 31, 2019, the Fund had no subadviser(s).

The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. For the year ended May 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $2,086,000.

In addition, the Fund invests in affiliated USAA exchange-traded fund(s) (ETFs). The Fund's management fee is reimbursed by the Manager

================================================================================

56  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

to the extent of the indirect management fee incurred through the Fund's proportional investment in the affiliated ETF(s). For the year ended May 31, 2019, the Fund's management fee was reimbursed by the Manager in an amount of $2,000, of which less than $500 was receivable from the Manager. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT information.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average daily net assets for the fiscal year. For the year ended May 31, 2019, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $521,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2019, the Fund reimbursed the Manager $2,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2019, to limit the total annual operating expenses of the Fund to 1.10% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2019, the Fund incurred reimbursable expenses of $478,000, of which $148,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2019, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,230,000. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution. At May 31, 2019, USAA and its affiliates owned 1,111,000 shares, which represents 3.7% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(8) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the affiliated USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the affiliated USAA Funds' net assets. The affiliated funds' annual or semiannual reports may be viewed at usaa.com. At May 31, 2019, the Fund owned the following percentages of the total outstanding shares of each of USAA Funds:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
MSCI Emerging Markets Value
  Momentum Blend Index ETF                                             0.4

================================================================================

58  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the year ended May 31, 2019:

                                                                                      CHANGE IN
                                                                                         NET
($ IN 000s)                                          REALIZED        CAPITAL          UNREALIZED
AFFILIATED      PURCHASE     SALES       DIVIDEND      GAIN           GAIN           APPRECIATION/          MARKET VALUE
USAA FUND         COST      PROCEEDS      INCOME      (LOSS)      DISTRIBUTIONS      DEPRECIATION      5/31/2018    5/31/2019
-----------------------------------------------------------------------------------------------------------------------------
MSCI
Emerging
Markets
Value
Momentum
Blend Index
ETF               $468         $-           $14        $-              $-                $(88)            $300         $680

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019.

(10) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

(Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 became effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard has no significant impact on the financial statements and reporting disclosures of the Fund.

(11) SUBSEQUENT EVENT NOTE

As previously announced, and as discussed in Note 1 to the Financial Statements, effective July 1, 2019, AMCO, the prior investment adviser to the Fund, and SAS, the prior transfer agent to the Fund, were acquired by Victory Holdings. PLEASE SEE THE SUPPLEMENT DATED JULY 1, 2019 TO THE FUND'S PROSPECTUS FOR ADDITIONAL IMPORTANT INFORMATION.

Effective July 1, 2019, Victory Capital is the new investment adviser and administrator to the USAA Mutual Funds; SAS was renamed Victory Capital Transfer Agency, Inc.; Victory Capital Advisers, Inc. is the new distributor to the USAA Mutual Funds; Citi Fund Services of Ohio, Inc. serves as sub-administrator and sub-fund accountant for the USAA Mutual Funds; and FIS Investor Services LLC serve as sub-transfer agent and dividend disbursing agent for the USAA Mutual Funds. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that

================================================================================

60  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, under the investment advisory agreement with Victory Capital, which took effect on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020, and only performance beginning as of July 1, 2020, and thereafter will be utilized in calculating performance adjustments through June 30, 2020.

Effective July 1, 2019, the line of credit (as discussed in the Notes to the Financial Statements in this annual report) among the Trust, with respect to its Funds, and CAPCO terminated; the Trust, with respect to its Funds, along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption request that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2017 (the IFL Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each Fund to directly lend and borrow money to or from certain other affiliated Funds relying upon the IFL Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the IFL Order, by averaging the current repurchase agreement rate and the current bank loan rate.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  61

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED MAY 31,
                                    ------------------------------------------------------------------------
                                        2019            2018            2017            2016            2015
                                    ------------------------------------------------------------------------
Net asset value at
  beginning of period               $  12.81        $  12.57        $  11.33        $  12.35        $  12.40
                                    ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .15             .16             .15             .17             .15
  Net realized and
    unrealized gain (loss)              (.57)            .94            1.26            (.95)            .29
                                    ------------------------------------------------------------------------
Total from investment
  operations                            (.42)           1.10            1.41            (.78)            .44
                                    ------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.18)           (.14)           (.17)           (.16)           (.17)
  Realized capital gains                (.48)           (.72)              -            (.08)           (.32)
                                    ------------------------------------------------------------------------
Total distributions                     (.66)           (.86)           (.17)           (.24)           (.49)
                                    ------------------------------------------------------------------------
Net asset value at
  end of period                     $  11.73        $  12.81        $  12.57        $  11.33        $  12.35
                                    ========================================================================
Total return (%)*                      (3.04)           8.85           12.59           (6.26)           3.65
Net assets at
  end of period (000)               $351,410        $344,768        $283,867        $222,224        $202,327
Ratios to average daily
  net assets:**
  Expenses (%)(a)                       1.10            1.10            1.10            1.10            1.10
  Expenses, excluding
    reimbursements (%)(a)               1.24            1.25            1.36            1.46            1.45
  Net investment income                 1.54            1.18            1.32            1.57            1.32
Portfolio turnover (%)                    95(c)           65              70              81(b)           46

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $347,744,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects increased trading activity due to changes in asset allocation strategies.
(c) Reflects increased trading activity due to usage of quantitative investment strategies.

================================================================================

62  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2018, through May 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account

================================================================================

                                                           EXPENSE EXAMPLE |  63

================================================================================

values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.


                                                                                   EXPENSES PAID
                                     BEGINNING                 ENDING              DURING PERIOD*
                                   ACCOUNT VALUE            ACCOUNT VALUE        DECEMBER 1, 2018 -
                                  DECEMBER 1, 2018          MAY 31, 2019            MAY 31, 2019
                                  -----------------------------------------------------------------
Actual                               $1,000.00                $1,005.70                $5.50

Hypothetical
  (5% return before expenses)         1,000.00                 1,019.45                 5.54

*Expenses are equal to the Fund's annualized expense ratio of 1.10%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.57% for the six-month period of December 1, 2018, through May 31, 2019.

================================================================================

64  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent

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legal counsel to prepare formal due diligence requests (the "Diligence
Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

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FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

   o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

   o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

   o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

   o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

   o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment).

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      For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

   o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

   o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

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                                                     ADVISORY AGREEMENT(S) |  69
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   o  VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

   o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

   o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

   o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

   o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

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THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY
CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience,

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                                                     ADVISORY AGREEMENT(S) |  71
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education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

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PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the
Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation

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                                                     ADVISORY AGREEMENT(S) |  73
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agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly
(i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

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THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS
GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

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FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board
considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND THE MANAGER)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the (i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting of the Board of Trustees (the Board) held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager;

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Upon the closing of the transaction, on behalf of the Fund, Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and the Manager will terminate and the new investment advisory agreement between the Trust and Victory Capital will go into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are included in this annual report.

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and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the

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performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

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EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and above the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee. The Board also took into account the Manager's undertaking to maintain expense limitations for the Fund. The Board also took into account management's discussion of the Fund's expenses. The Board also considered that the Fund's management fee rate was reduced in October 2016 and reduced further in October 2017.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance

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80  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three- and five-year periods ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three- and five-year periods ended December 31, 2018. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  81

================================================================================

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

82  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the Board) of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  83

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

84  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  85

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

86  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as

================================================================================

88  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  89

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

================================================================================

90  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  91

================================================================================

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17); Senior Compliance Advisor, USAA Mutual Funds Trust (2010-2014).

THE FOLLOWING OFFICERS SERVED IN THEIR RESPECTIVE OFFICE UNTIL JULY 1, 2019, AT WHICH POINT EACH OF THE FOLLOWING OFFICERS RESIGNED FROM THEIR RESPECTIVE OFFICE AND NO LONGER SERVE IN THESE POSITIONS.

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-06/19); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-06/19); Head of Equities, Equity Investments, AMCO (01/12-present).

================================================================================

92  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-06/19); Assistant Secretary, USAA ETF Trust (01/19-06/19); Senior Attorney, FASG General Counsel, USAA (09/17-06/19); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-06/19); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  93

================================================================================

AS OF JULY 1, 2019
TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1700
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the USAA AMCO's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and
(iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

================================================================================

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----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                    May 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Cornerstone Conservative Fund

         FUND
        SHARES
        USCCX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

"... LONG-TERM INVESTORS SHOULD NEVER MAKE
DECISIONS IN HASTE. THEY SHOULD MAKE                [PHOTO OF BROOKS ENGLEHARDT]
THOUGHTFUL DECISIONS BASED ON THEIR LONG-TERM
OBJECTIVES, TIME HORIZON, AND RISK TOLERANCE."

--------------------------------------------------------------------------------

JULY 2019

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc. (Victory Holdings), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). In connection with the Transaction, also as previous announced, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019; and Victory Capital became the investment adviser to each USAA Mutual Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION ABOUT CHANGES THAT TOOK EFFECT ON JULY 1, 2019.

Softening global economic conditions and escalating trade tensions rattled investors during the 12-month reporting period ended May 31, 2019. When the reporting period began in June 2018, the global economy was expanding across most regions and countries, led by the U.S. In this environment, stocks generally advanced. In the fixed income market, U.S. Treasury yields rose, as the U.S. Federal Reserve ("Fed") continued to tighten monetary policy.

Signs of trouble emerged during the summer of 2018. The U.S. economic expansion continued, but growth in a number of other economies, including some European countries and China, showed a weakening trend. By the autumn of 2018, investors' fears of a global economic slowdown, combined with harsh U.S.-China trade rhetoric and Brexit-related uncertainty in Europe, sparked a surge in market volatility. Global stocks dropped, with most of the decline occurring in December 2018. At the same time, intermediate- and longer-term yields fell, as investors anticipated a change in Fed monetary policy. Indeed, after having raised short-term interest rates four times during 2018, Fed officials announced in January 2019 that they would "pause," retreating from their earlier plan to raise interest rates in 2019. Stocks rallied in response and by April 2019 had recovered most of the ground they had lost. In May 2019, ongoing trade tensions between the United States and China, as well as President Trump administration's threat to impose tariffs on Mexico, drove a renewed decline in stock prices. In the fixed income market, concerns that trade disputes would seriously undermine global

================================================================================

================================================================================

economic growth pushed down intermediate- and longer-term yields, which ended the reporting period lower than they started. The yield on the 10-year U.S. Treasury note, which began June 2018 at 2.89%, rose to 3.24% on November 8, 2018--its high point of the period--and fell to 2.13% by May 31, 2019.

In the final months of the reporting period, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. A yield-curve inversion warrants attention because it has been a reliable recession indicator. Although recessions do not automatically follow inversions, a downward-sloped yield curve has preceded every U.S. recession since the 1960s. That said, the lag between an inversion and a recession has been inconsistent. At USAA Investments, A Victory Capital Investment Franchise, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years, with no clear pattern to provide useful guidance. And as I write to you, we see no recession on the horizon. First, the U.S. economy continues to grow, albeit at a slower pace than in 2018. Second, the Fed has made clear its commitment to pause its interest rate hikes, and there is a growing belief in the markets that policymakers may even cut interest rates in 2019. (In early June 2019, after the end of the reporting period, Fed Chair Jerome Powell stated that the U.S. central bank was monitoring the escalation in trade tensions and could potentially respond by cutting interest rates if U.S. economic conditions deteriorate.)

At USAA Investments, our team of portfolio managers will continue to monitor the financial markets, economic conditions, the global trade regime, Fed policy, the direction of longer-term interest rates, and other issues that have the potential to affect your investments. In the meantime, I would advise you to ignore media "noise" about such matters. Media "noise" is meant to provoke an emotional reaction, which can lead to hasty decision-making. In my opinion, long-term investors should never make decisions in haste. They should make thoughtful decisions based on their long-term objectives, time horizon, and risk tolerance. Dollar-cost averaging, in which you invest a set amount on a regular basis, is a strategy that can help you stay on track. Another effective strategy is diversification, which can potentially insulate a portfolio from market turbulence or changes in performance leadership.

If you would like to review your portfolio to confirm that it is properly aligned with your investment plan, please contact one of our financial advisors. You might want to make that call before the summer gets fully underway. When we are traveling and spending time with family and friends, it can be tempting to put off decisions on financial matters.

From all of us at USAA Investments, A Victory Capital Investment Franchise, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                     8

FINANCIAL INFORMATION

   DISTRIBUTIONS TO SHAREHOLDERS                                               9

   REPORT OF INDEPENDENT REGISTERED
     PUBLIC ACCOUNTING FIRM                                                   10

   PORTFOLIO OF INVESTMENTS                                                   11

   NOTES TO PORTFOLIO OF INVESTMENTS                                          13

   FINANCIAL STATEMENTS                                                       14

   NOTES TO FINANCIAL STATEMENTS                                              17

   FINANCIAL HIGHLIGHTS                                                       31

EXPENSE EXAMPLE                                                               32

ADVISORY AGREEMENT(S)                                                         34

TRUSTEES' AND OFFICERS' INFORMATION                                           52

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

    [PHOTO OF LANCE HUMPHREY]                [PHOTO OF WASIF A. LATIF]
       LANCE HUMPHREY, CFA                         WASIF A. LATIF

--------------------------------------------------------------------------------

o HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2019?

    The world financial markets produced mixed results, reflecting investors' struggles to assess the shifting outlook for economic growth.

    During the reporting period, large-cap U.S. equities were the best performer among the major asset classes. Domestic stocks performed very well in the first half of the reporting period, during which both economic data and corporate earnings came in above expectations. However, the market sold off sharply in late 2018 due to the combination of worries about U.S. Federal Reserve ("Fed") policy, the trade dispute between the United States and China, and signs of slowing economic growth overseas. Stocks quickly recovered from the downturn, and the main U.S. equity indexes went on to post their best quarter in nearly 10 years during the first three months of 2019. A rapid shift in Fed policy was likely the key catalyst for the rebound. Whereas the markets generally were expecting as late as October 2018 that the Fed would raise interest rates three to four times in 2019, a series of statements from key officials indicated the Fed was in fact likely finished raising interest rates for the foreseeable future. The reporting period ended on a down note with a weak showing in May 2019, as stocks lost some of their previous gains due to renewed worries about slowing growth and the failure of the United States and China to resolve their trade impasse.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    The net effect of these sentiment swings was a narrow advance for large-cap U.S. stocks, as gauged by the 3.47% gain of the Russell 1000 Index. The Russell 2000 Index, a measure of performance for smaller companies, lagged considerably with a return of -9.04%.

    Developed-market international equities posted a loss over the 12-month reporting period, largely as a result of the unexpectedly slow growth outside of the United States. In combination with the weakness in foreign currencies versus the U.S. dollar, the slowdown led to a loss of -5.75% for the MSCI EAFE Index. Emerging-market stocks also closed in negative territory, as gauged by the -8.70% return of the MSCI Emerging Markets Index. Concerns about the global trade outlook and the prospect of slowing growth in the developed world contributed to the underperformance for the asset class.

    Investment-grade bonds, after producing sluggish performance in the first half of the reporting period, staged a strong rally from early November 2018 onward due in part to the Fed's shift toward a more accommodative policy. The gains propelled the Bloomberg Barclays U.S. Aggregate Index to a return of 6.40% for the full reporting period. High- yield bonds also performed reasonably well, as gauged by the 5.93% gain for the ICE BofAML U.S. High Yield Index. Although high-yield issues fell sharply in late 2018 amid the evaporation of investor risk appetites, the category returned to positive territory in early 2019.

o HOW DID THE USAA CORNERSTONE CONSERVATIVE FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2019, the Fund had a total return of 3.84%. This compares to returns of 6.41% for the Bloomberg Barclays U.S. Universal Index and 4.93% for the Cornerstone Conservative Composite Index.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

    Effective July 1, 2019, Victory Capital serves as the Fund's investment adviser. Prior to July 1, 2019, AMCO served as the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund's bond allocation, which makes up more than three-quarters of the portfolio, was the key contributor to relative performance over the past year. We invest in bonds via holdings in several USAA mutual funds. The underlying funds combined for outperformance relative to the broader fixed-income market, with the best returns coming from intermediate-term and multi-sector funds that were positioned to capitalize on the outperformance of longer-dated issues. An allocation to high-yield bonds was an additional contributor.

    The Fund's allocation to equities had a mixed effect on results. On the positive side, our position in large-cap U.S. stocks helped us capture the category's outperformance. However, our preference for the value style versus growth style was out of step with the market. Performance also was hurt somewhat by our bias in favor of international equities over U.S. equities. We believe both developed- and emerging-market equities offer more compelling valuations and greater upside potential than the United States, but this aspect of our approach detracted in the reporting period, given the relative strength of U.S. equities compared to international equities.

    The majority of the key trends in the market have been in place for a multi-year period, with domestic stocks outperforming bonds, the growth style outpacing value, and U.S. equities exceeding the returns of the foreign markets, to name just a few. Given the persistence of these tendencies, it can be easy for investors to forget that asset class returns tend to run in cycles. We, therefore, prefer to take a long-term view based on the knowledge that even well-established market trends can--and do--shift abruptly. Rather than trying to chase short-term performance, we continue to emphasize diversification, fundamentals, and valuations.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    We believe this steady approach, rather than one that attempts to respond to the latest headlines, is the most effective way to navigate volatile markets.

    Thank you for allowing us to help you manage your investments.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o The underlying funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments; and (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation may not produce the intended result. The assets of the Cornerstone Conservative Fund will be invested in other USAA funds and will indirectly bear expenses and reflect the risks of the underlying funds in which it invests. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

4  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 o

------------------------------------------------------------------------------------------------------
                                                                                SINCE        INCEPTION
                                             1 YEAR     5 YEAR     10 YEAR    INCEPTION*        DATE
------------------------------------------------------------------------------------------------------
USAA Cornerstone
  Conservative Fund                           3.84%      3.14%        -          4.11%         6/08/12
Bloomberg Barclays U.S.
  Universal Index** (reflects
  no deduction for fees,
  expenses, or taxes)                         6.41%      2.92%      4.30%          -              -
Cornerstone Conservative
  Composite Index*** (reflects
  no deduction for fees,
  expenses, or taxes)                         4.93%      3.54%      5.58%          -              -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

***The Cornerstone Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (11%), the MSCI ACWI ex USA IMI Net (8%), the Bloomberg Barclays U.S. Universal Index (78%), the Bloomberg Commodity Index Total Return (0.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (0.5%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                     CORNERSTONE CONSERVATIVE        USAA CORNERSTONE             BLOOMBERG BARCLAYS
                         COMPOSITE INDEX             CONSERVATIVE FUND           U.S. UNIVERSAL INDEX
05/31/12                   $10,000.00                    $10,000.00                   $10,000.00
06/30/12                    10,113.27                     10,095.00                    10,025.20
07/31/12                    10,257.57                     10,205.00                    10,174.72
08/31/12                    10,321.22                     10,305.00                    10,196.08
09/30/12                    10,406.09                     10,426.00                    10,225.98
10/31/12                    10,412.33                     10,477.00                    10,258.45
11/30/12                    10,454.97                     10,527.00                    10,283.01
12/31/12                    10,500.52                     10,580.00                    10,284.93
01/31/13                    10,558.69                     10,661.00                    10,231.32
02/28/13                    10,604.16                     10,712.00                    10,280.45
03/31/13                    10,664.38                     10,780.00                    10,292.62
04/30/13                    10,808.14                     10,882.00                    10,405.61
05/31/13                    10,668.50                     10,811.00                    10,229.19
06/30/13                    10,465.93                     10,587.00                    10,049.13
07/31/13                    10,593.68                     10,710.00                    10,081.81
08/31/13                    10,500.81                     10,649.00                    10,024.35
09/30/13                    10,684.73                     10,767.00                    10,124.10
10/31/13                    10,849.74                     10,922.00                    10,224.27
11/30/13                    10,854.35                     10,942.00                    10,191.17
12/31/13                    10,858.43                     10,947.00                    10,146.52
01/31/14                    10,898.40                     10,999.00                    10,281.09
02/28/14                    11,066.13                     11,146.00                    10,354.35
03/31/14                    11,067.18                     11,160.00                    10,344.74
04/30/14                    11,153.50                     11,234.00                    10,430.39
05/31/14                    11,301.89                     11,350.00                    10,555.98
06/30/14                    11,364.12                     11,427.00                    10,572.00
07/31/14                    11,299.38                     11,374.00                    10,539.11
08/31/14                    11,453.25                     11,501.00                    10,653.38
09/30/14                    11,303.61                     11,363.00                    10,568.80
10/31/14                    11,418.49                     11,427.00                    10,672.39
11/30/14                    11,500.75                     11,491.00                    10,728.99
12/31/14                    11,450.11                     11,424.00                    10,710.62
01/31/15                    11,585.66                     11,522.00                    10,914.39
02/28/15                    11,657.00                     11,586.00                    10,850.74
03/31/15                    11,664.47                     11,576.00                    10,895.60
04/30/15                    11,708.96                     11,630.00                    10,882.99
05/31/15                    11,697.67                     11,619.00                    10,863.98
06/30/15                    11,546.94                     11,479.00                    10,742.66
07/31/15                    11,612.70                     11,479.00                    10,805.25
08/31/15                    11,436.28                     11,293.00                    10,773.42
09/30/15                    11,393.93                     11,193.00                    10,815.50
10/31/15                    11,590.39                     11,391.00                    10,850.10
11/30/15                    11,542.81                     11,325.00                    10,810.59
12/31/15                    11,456.24                     11,144.00                    10,756.55
01/31/16                    11,417.29                     11,032.00                    10,875.30
02/29/16                    11,469.81                     11,054.00                    10,952.63
03/31/16                    11,751.96                     11,388.00                    11,086.76
04/30/16                    11,851.86                     11,580.00                    11,162.37
05/31/16                    11,869.63                     11,614.00                    11,171.13
06/30/16                    12,026.31                     11,791.00                    11,367.64
07/31/16                    12,204.30                     12,019.00                    11,461.40
08/31/16                    12,220.17                     12,076.00                    11,473.79
09/30/16                    12,239.72                     12,111.00                    11,476.57
10/31/16                    12,127.11                     12,020.00                    11,400.32
11/30/16                    11,948.85                     11,871.00                    11,144.00
12/31/16                    12,028.90                     11,968.00                    11,177.11
01/31/17                    12,122.90                     12,108.00                    11,216.63
02/28/17                    12,264.58                     12,235.00                    11,303.13
03/31/17                    12,284.16                     12,279.00                    11,299.50
04/30/17                    12,399.52                     12,395.00                    11,393.27
05/31/17                    12,518.34                     12,535.00                    11,481.05
06/30/17                    12,526.80                     12,551.00                    11,471.23
07/31/17                    12,641.36                     12,668.00                    11,528.47
08/31/17                    12,735.50                     12,762.00                    11,628.01
09/30/17                    12,753.75                     12,771.00                    11,587.00
10/31/17                    12,816.51                     12,830.00                    11,600.88
11/30/17                    12,854.88                     12,854.00                    11,583.37
12/31/17                    12,939.49                     12,940.00                    11,634.41
01/31/18                    12,975.45                     12,976.00                    11,522.49
02/28/18                    12,767.86                     12,773.00                    11,413.13
03/31/18                    12,783.79                     12,759.00                    11,470.80
04/30/18                    12,734.87                     12,723.00                    11,394.34
05/31/18                    12,813.28                     12,759.00                    11,456.28
06/30/18                    12,789.28                     12,700.00                    11,439.83
07/31/18                    12,880.75                     12,796.00                    11,463.75
08/31/18                    12,958.38                     12,869.00                    11,520.14
09/30/18                    12,919.45                     12,822.00                    11,470.80
10/31/18                    12,641.76                     12,542.00                    11,374.90
11/30/18                    12,727.61                     12,603.00                    11,425.95
12/31/18                    12,693.68                     12,519.00                    11,604.72
01/31/19                    13,041.84                     12,863.00                    11,764.71
02/28/19                    13,123.76                     12,961.00                    11,777.52
03/31/19                    13,339.22                     13,162.00                    11,990.26
04/30/19                    13,441.55                     13,286.00                    12,007.13
05/31/19                    13,445.45                     13,249.00                    12,191.04

                                   [END CHART]

                       Data from 5/31/12 through 5/31/19.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Equity Fund to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Bloomberg Barclays U.S. Universal Index and the Cornerstone Conservative Composite Index are calculated from the end of the month, May 31, 2012, while the inception date of the USAA Cornerstone Conservative Fund is June 8, 2012. There may be a slight variation of performance numbers because of this difference.

================================================================================

6  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

                         o ASSET ALLOCATION - 5/31/19 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

FIXED-INCOME FUNDS                                                         79.0%
EQUITY & ALTERNATIVE                                                       20.2%
MONEY MARKET INSTRUMENTS                                                    0.8%

                                   [END CHART]

Percentages are of net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust (Trust). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders. The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby AMCO was acquired by Victory Holdings, the parent company of Victory Capital.

                          NUMBER OF SHARES VOTING
-----------------------------------------------------------------------------
   FOR                            AGAINST                             ABSTAIN
-----------------------------------------------------------------------------
8,175,349                         852,381                             796,679

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested trustee" as defined in the Investment Company Act of 1940, as amended (1940
Act); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                         NUMBER OF SHARES VOTING
-------------------------------------------------------------------------------
TRUSTEES                             FOR                         VOTES WITHHELD
-------------------------------------------------------------------------------
David C. Brown                  8,299,565,565                     820,887,736
John C. Walters                 8,317,935,885                     802,517,416

================================================================================

8  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2019:

 DIVIDEND RECEIVED
DEDUCTION (CORPORATE          FOREIGN TAXES           FOREIGN SOURCE          QUALIFIED INTEREST
  SHAREHOLDERS)(1)               PAID(2)                  INCOME                    INCOME
------------------------------------------------------------------------------------------------
       4.82%                     $37,000                 $261,000                  $15,000
------------------------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE CONSERVATIVE FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Conservative Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 23, 2019

================================================================================

10  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2019

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES    SECURITY                                                                    (000)
----------------------------------------------------------------------------------------------
             BONDS (79.0%)

             FIXED-INCOME FUNDS (79.0%)
  254,500    USAA Core Intermediate-Term Bond ETF(a)                                  $ 12,842
    4,500    USAA Core Short-Term Bond ETF(a)                                              227
3,989,615    USAA Government Securities Fund Institutional Shares                       39,258
  734,115    USAA High Income Fund Institutional Shares                                  5,704
4,418,886    USAA Income Fund Institutional Shares                                      57,887
2,930,766    USAA Intermediate-Term Bond Fund Institutional Shares                      31,183
  607,386    USAA Short-Term Bond Fund Institutional Shares                              5,582
                                                                                      --------
             Total Fixed-Income Funds (cost: $151,389)                                 152,683
                                                                                      --------
             Total Bonds (cost: $151,389)                                              152,683
                                                                                      --------

             EQUITY SECURITIES (20.2%)

             EQUITY & ALTERNATIVE (20.2%)
   27,891    USAA Aggressive Growth Fund Institutional Shares                            1,160
  172,185    USAA Capital Growth Fund Institutional Shares                               1,834
  146,108    USAA Emerging Markets Fund Institutional Shares                             2,497
   55,786    USAA Growth Fund Institutional Shares                                       1,633
  137,991    USAA Income Stock Fund Institutional Shares                                 2,572
  238,942    USAA International Fund Institutional Shares                                6,841
   18,900    USAA MSCI Emerging Markets Value Momentum Blend Index ETF                     803
   55,200    USAA MSCI International Value Momentum Blend Index ETF                      2,410
   12,800    USAA MSCI USA Small Cap Value Momentum Blend Index ETF                        620
   94,400    USAA MSCI USA Value Momentum Blend Index ETF                                4,553
   56,945    USAA Precious Metals and Minerals Fund Institutional Shares(b)                706
  147,325    USAA S&P 500 Index Fund Reward Shares                                       5,716
  124,068    USAA Small Cap Stock Fund Institutional Shares                              1,949
  381,539    USAA Target Managed Allocation Fund                                         3,838
  101,710    USAA Value Fund Institutional Shares                                        1,835
                                                                                      --------
             Total Equity & Alternative (cost: $35,590)                                 38,967
                                                                                      --------
             Total Equity Securities (cost: $35,590)                                    38,967
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES    SECURITY                                                                    (000)
----------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (0.8%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.8%)
1,553,524    State Street Institutional Treasury Money Market Fund
               Premier Class, 2.30%(c) (cost: $1,554)                                 $  1,554
                                                                                      --------
             SHORT-TERM INVESTMENT PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (0.3%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.3%)
  696,000    Goldman Sachs Financial Square Government Fund
               Institutional Class, 2.30%(c) (cost: $696)                                  696
                                                                                      --------

              TOTAL INVESTMENTS (COST: $189,229)                                      $193,900
                                                                                      ========

----------------------------------------------------------------------------------------------
($ IN 000s)                                    VALUATION HIERARCHY
----------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1        LEVEL 2      LEVEL 3        TOTAL
----------------------------------------------------------------------------------------------
Bonds:
  Fixed-Income Funds                         $152,683             $-           $-     $152,683

Equity Securities:
  Equity & Alternative                         38,967              -            -       38,967

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                          1,554              -            -        1,554

Short-Term Investment Purchased with
Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                            696              -            -          696
----------------------------------------------------------------------------------------------
Total                                        $193,900             $-           $-     $193,900
----------------------------------------------------------------------------------------------

At May 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

12  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 6.5% of net assets at May 31, 2019.

    The underlying USAA Funds in which the Fund invests are managed by USAA Asset Management Company, an affiliate of the Fund. The Fund invests in the Reward Shares of the USAA S&P 500 Index Fund, the Institutional Shares of the other USAA Mutual Funds Trust and the series of the USAA ETF Trust.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of May 31, 2019.

    (b) Non-income-producing security.

    (c) Rate represents the money market fund annualized seven-day yield at May 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in affiliated underlying funds, at market value
      (cost of $186,979)                                                $191,650
   Investments in unaffiliated securities, at market value
      (including securities on loan of $676) (cost of $2,250)              2,250
   Receivables:
      Capital shares sold                                                    124
      USAA Asset Management Company (Note 6)                                  46
      Dividends from affiliated underlying funds                             202
      Interest                                                                 3
                                                                        --------
         Total assets                                                    194,275
                                                                        --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                       696
      Securities purchased                                                   202
      Capital shares redeemed                                                 61
   Other accrued expenses and payables                                        51
                                                                        --------
         Total liabilities                                                 1,010
                                                                        --------
            Net assets applicable to capital shares outstanding         $193,265
                                                                        ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                      $190,215
   Distributable earnings                                                  3,050
                                                                        --------
            Net assets applicable to capital shares outstanding         $193,265
                                                                        ========
   Capital shares outstanding, no par value                               18,020
                                                                        ========
   Net asset value, redemption price, and offering price per share      $  10.72
                                                                        ========

See accompanying notes to financial statements.

================================================================================

14  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income distributions from affiliated underlying funds                 $ 5,840
   Interest                                                                   15
   Securities lending (net)                                                   16
                                                                         -------
      Total income                                                         5,871
                                                                         -------
EXPENSES
   Custody and accounting fees                                                57
   Postage                                                                    21
   Shareholder reporting fees                                                 14
   Trustees' fees                                                             37
   Registration fees                                                          28
   Professional fees                                                          67
   Other                                                                      12
                                                                         -------
         Total expenses                                                      236
   Expenses reimbursed                                                       (46)
                                                                         -------
         Net expenses                                                        190
                                                                         -------
NET INVESTMENT INCOME                                                      5,681
                                                                         -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
      Sales of affiliated underlying funds                                (2,760)
      Capital gain distributions from affiliated underlying funds          1,718
   Change in net unrealized appreciation/(depreciation) of affiliated
      underlying funds                                                     2,580
                                                                         -------
         Net realized and unrealized gain                                  1,538
                                                                         -------
   Increase in net assets resulting from operations                      $ 7,219
                                                                         =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

-----------------------------------------------------------------------------------

                                                                 2019          2018
-----------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                     $  5,681      $  5,504
   Net realized gain (loss) on sales of affiliated
      underlying funds                                         (2,760)          145
   Net realized gain on capital gain distributions from
      affiliated underlying funds                               1,718           787
   Change in net unrealized appreciation/(depreciation)
      of affiliated underlying funds                            2,580        (3,428)
                                                             ----------------------
      Increase in net assets resulting from operations          7,219         3,008
                                                             ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS                                         (5,667)       (5,500)
                                                             ----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                   39,964        70,509
   Reinvested dividends                                         5,638         5,478
   Cost of shares redeemed                                    (50,181)      (51,957)
                                                             ----------------------
      Increase (decrease) in net assets from capital share
         transactions                                          (4,579)       24,030
                                                             ----------------------
   Net increase (decrease) in net assets                       (3,027)       21,538

NET ASSETS
   Beginning of year                                          196,292       174,754
                                                             ----------------------
   End of year                                               $193,265      $196,292
                                                             ======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                  3,799         6,527
   Shares issued for dividends reinvested                         542           509
   Shares redeemed                                             (4,778)       (4,819)
                                                             ----------------------
      Increase (decrease) in shares outstanding                  (437)        2,217
                                                             ======================

See accompanying notes to financial statements.

================================================================================

16  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Cornerstone Conservative Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek current income. The Fund also considers the potential for capital appreciation.

The Fund is a "fund of funds" in that it invests in a selection of USAA mutual funds and exchange-traded funds (ETFs) (underlying USAA Funds) managed by USAA Asset Management Company (AMCO or Manager), an affiliate of the Fund.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of AMCO, the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Holdings, a global investment management firm headquartered in Cleveland, Ohio (the Transaction), on July 1, 2019.

A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and
(2) John C. Walters, to serve as an Independent Trustee. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Investments in the underlying USAA Funds and other open-end investment companies, other than ETFs are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    2. Equity securities, including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time a fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used.

    3. The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with

================================================================================

18  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

       valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

F. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

20  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended May 31, 2019, the Fund paid CAPCO facility fees of $2,000, which represents 0.2% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

The tax character of distributions paid during the years ended May 31, 2019, and 2018, was as follows:

                                             2019                        2018
                                          --------------------------------------
Ordinary income*                          $5,667,000                 $ 5,500,000

As of May 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                       $ 1,081,000
Accumulated capital and other losses                                  (2,145,000)
Unrealized appreciation of investments                                 4,114,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2019, the Fund had net capital loss carryforwards of $2,145,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                                      CAPITAL LOSS CARRYFORWARDS
                               --------------------------------------
                                             TAX CHARACTER
                               --------------------------------------
                               (NO EXPIRATION)                BALANCE
                               ---------------              ----------
                                  Short-Term                $  310,000
                                   Long-Term                 1,835,000
                                                            ----------
                                       Total                $2,145,000
                                                            ==========

TAX BASIS OF INVESTMENTS - At May 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                                  NET
                                                            GROSS             GROSS            UNREALIZED
                                                          UNREALIZED        UNREALIZED        APPRECIATION/
FUND                                    TAX COST         APPRECIATION      DEPRECIATION      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
USAA Cornerstone
  Conservative Fund                   $189,785,000        $4,676,000        $(562,000)         $4,114,000

================================================================================

22  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2019, were $41,934,000 and $46,862,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                     NON-CASH COLLATERAL                 CASH COLLATERAL
------------------------------------------------------------------------------------
     $676,000                            $-                              $696,000

(6) AGREEMENTS WITH MANAGER

ADVISORY AGREEMENT - The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

Manager does not receive any management fees from the Fund for these services.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. The Manager does not receive any fees from the Fund for these services.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the billing of these expenses to the Fund. These expenses are included in the professional fees on the Fund's Statement of Operations and, for the year ended May 31, 2019, were $1,000 for the Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2019, to limit the total annual operating expenses of the Fund to 0.10% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2019, the Fund incurred reimbursable expenses of $46,000, of which all was receivable from the Manager.

TRANSFER AGENCY AGREEMENT - SAS, an affiliate of the Manager, provides transfer agent services to the Fund. SAS does not receive any fees from the Fund for these services. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

================================================================================

24  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(8) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the affiliated underlying USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the affiliated underlying USAA Funds' net assets. The affiliated underlying funds' annual or semiannual reports may be viewed at usaa.com. At May 31, 2019, the Fund owned the following percentages of the total outstanding shares of each of the underlying USAA Funds:

AFFILIATED USAA FUND                                             OWNERSHIP %
----------------------------------------------------------------------------
Aggressive Growth Fund Institutional Shares                          0.1
Capital Growth Fund Institutional Shares                             0.2
Core Intermediate-Term Bond ETF                                      5.0
Core Short-Term Bond ETF                                             0.3
Emerging Markets Fund Institutional Shares                           0.3
Government Securities Fund Institutional Shares                      3.6
Growth Fund Institutional Shares                                     0.1
High Income Fund Institutional Shares                                0.3
Income Fund Institutional Shares                                     0.7
Income Stock Fund Institutional Shares                               0.1
Intermediate-Term Bond Fund Institutional Shares                     0.8
International Fund Institutional Shares                              0.2
MSCI Emerging Markets Value Momentum Blend Index ETF                 0.5
MSCI International Value Momentum Blend Index ETF                    0.8
MSCI USA Small Cap Value Momentum Blend Index ETF                    0.7
MSCI USA Value Momentum Blend Index ETF                              1.1
Precious Metals and Minerals Fund Institutional Shares               0.1
S&P 500 Index Reward Shares                                          0.1
Short-Term Bond Fund Institutional Shares                            0.2
Small Cap Stock Fund Institutional Shares                            0.1
Target Managed Fund Institutional Shares                             0.8
Value Fund Institutional Shares                                      0.2

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the year ended May 31, 2019:

                                                                                   CHANGE IN
                                                                                      NET
($ IN 000s)                                            REALIZED      CAPITAL       UNREALIZED
AFFILIATED              PURCHASE   SALES    DIVIDEND     GAIN         GAIN        APPRECIATION/       MARKET VALUE
USAA FUND                 COST    PROCEEDS   INCOME     (LOSS)    DISTRIBUTIONS   DEPRECIATION   5/31/2018   5/31/2019
----------------------------------------------------------------------------------------------------------------------

Aggressive
 Growth Fund
 Institutional
 Shares                  $   178    $    92    $   19    $    (8)      $159         $ (141)       $ 1,223    $  1,160
Capital Growth
 Fund
 Institutional
 Shares                    1,849          -         -          -          -            (15)             -       1,834
Core
 Intermediate-
 Term
 Bond ETF                    486          -       395          -          -            461         11,895      12,842
Core
 Short-Term
 Bond ETF                      -          -         6          -          -              4            223         227
Emerging
 Markets Fund
 Institutional
 Shares                       43        516        43        (13)         -           (283)         3,266       2,497
Flexible
 Income Fund
 Institutional
 Shares                        9     10,826         8     (1,040)         -            669         11,188           -
Government
 Securities Fund
 Institutional
  Shares                  18,841        111       841         (6)         -          1,299         19,235      39,258
Growth Fund
 Institutional
 Shares                      202        240        15         (2)       187           (101)         1,774       1,633
High
 Income Fund
 Institutional
 Shares                      339        110       339         (5)         -           (140)         5,620       5,704
Income Fund
 Institutional
 Shares                    8,750      3,162     1,986       (167)        15          1,815         50,651      57,887
Income
 Stock Fund
 Institutional
 Shares                      718          -        50          -        121            (85)         1,939       2,572

================================================================================

26  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

                                                                            CHANGE IN
                                                                               NET
($ IN 000s)                                      REALIZED     CAPITAL       UNREALIZED
AFFILIATED        PURCHASE   SALES    DIVIDEND     GAIN        GAIN        APPRECIATION/       MARKET VALUE
USAA FUND           COST    PROCEEDS   INCOME     (LOSS)   DISTRIBUTIONS   DEPRECIATION   5/31/2018   5/31/2019
---------------------------------------------------------------------------------------------------------------
Intermediate-
 Term Bond
 Fund
 Institutional
 Shares            $1,303    $15,425   $1,303     $(791)     $  -          $ 1,457        $44,639       $31,183
International
 Fund
 Institutional
 Shares               839      4,602      265      (236)      574           (1,401)        12,241         6,841
MSCI Emerging
 Markets Value
 Momentum
 Blend
 Index ETF            738          -        2         -         -              (40)           105           803
MSCI
 International
 Value Momentum
 Blend
 Index ETF            181          -       59         -         -             (366)         2,595         2,410
MSCI USA
 Small Cap
 Value
 Momentum
 Blend
 Index ETF            573          -        1         -         -              (12)            59           620
MSCI USA
 Value
 Momentum
 Blend
 Index ETF          2,070          -       49         -         -             (168)         2,651         4,553
Precious
 Metals and
 Minerals Fund
 Institutional
 Shares                 -          -        -         -         -              (38)           744           706
S&P 500
 Index Fund
 Reward Shares        165        250      113        30        52               22          5,749         5,716
Short-Term
 Bond Fund
 Institutional
 Shares               232      8,934      231      (141)        1              189         14,236         5,582

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

                                                                            CHANGE IN
                                                                               NET
($ IN 000s)                                      REALIZED     CAPITAL       UNREALIZED
AFFILIATED        PURCHASE   SALES    DIVIDEND     GAIN        GAIN        APPRECIATION/       MARKET VALUE
USAA FUND           COST    PROCEEDS   INCOME     (LOSS)   DISTRIBUTIONS   DEPRECIATION   5/31/2018   5/31/2019
---------------------------------------------------------------------------------------------------------------
Small Cap
 Stock Fund
 Institutional
 Shares          $   306   $   793    $   69      $  (111)    $  236          $ (410)      $  2,957    $  1,949
Target
 Managed
 Allocation
 Fund              3,693         -         -            -          -             145                      3,838
Value Fund
 Institutional
 Shares              419     1,801        46         (270)       373            (281)         3,768       1,835
---------------------------------------------------------------------------------------------------------------
Total            $41,934   $46,862    $5,840      $(2,760)    $1,718          $2,580       $196,758    $191,650
---------------------------------------------------------------------------------------------------------------

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019.

(10) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

================================================================================

28  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

(11) SUBSEQUENT EVENT NOTE

As previously announced, and as discussed in Note 1 to the Financial Statements, effective July 1, 2019, AMCO, the prior investment adviser to the Fund, and SAS, the prior transfer agent to the Fund, were acquired by Victory Holdings. Please see the supplement dated July 1, 2019 to the Fund's prospectus for additional important information.

Effective July 1, 2019, Victory Capital is the new investment adviser and administrator to the USAA Mutual Funds; SAS was renamed Victory Capital Transfer Agency, Inc.; Victory Capital Advisers, Inc. is the new distributor to the USAA Mutual Funds; Citi Fund Services of Ohio, Inc. serves as sub-administrator and sub-fund accountant for the USAA Mutual Funds; and FIS Investor Services LLC serve as sub-transfer agent and dividend disbursing agent for the USAA Mutual Funds. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, under the investment advisory agreement with Victory Capital, which took effect on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020, and only performance beginning as of July 1, 2020, and thereafter will be utilized in calculating performance adjustments through June 30, 2020.

Effective July 1, 2019, the line of credit (as discussed in the Notes to the Financial Statements in this annual report) among the Trust, with respect to its Funds, and CAPCO terminated; the Trust, with respect to its Funds, along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption request that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2017 (the IFL Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each Fund to directly lend and borrow money to or from certain other affiliated Funds relying upon the IFL Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the IFL Order, by averaging the current repurchase agreement rate and the current bank loan rate.

================================================================================

30  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED MAY 31,
                               ------------------------------------------------------------------------
                                   2019            2018            2017            2016            2015
                               ------------------------------------------------------------------------
Net asset value at
  beginning of period          $  10.64        $  10.76        $  10.27        $  10.68        $  10.77
                               ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .32             .30             .31             .35             .31
  Net realized and
    unrealized gain (loss)          .08            (.11)            .49            (.37)           (.06)
                               ------------------------------------------------------------------------
Total from investment
  operations                        .40             .19             .80            (.02)            .25
                               ------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.32)           (.31)           (.31)           (.34)           (.32)
  Realized capital gains              -               -               -            (.05)           (.02)
                               ------------------------------------------------------------------------
Total distributions                (.32)           (.31)           (.31)           (.39)           (.34)
                               ------------------------------------------------------------------------
Net asset value at end
  of period                    $  10.72        $  10.64        $  10.76        $  10.27        $  10.68
                               ========================================================================
Total return (%)*                  3.84            1.79            7.93            (.05)           2.37
Net assets at end
  of period (000)              $193,265        $196,292        $174,754        $137,705        $145,626
Ratios to average
  daily net assets:**
  Expenses (%)(a)                   .10             .10             .10             .10             .10
  Expenses, excluding(a)
    reimbursements (%)              .12             .12             .15             .15             .15
  Net investment income (%)        2.99            2.87            3.02            3.38            3.03
Portfolio turnover (%)               22               5               7(b)           43(c)            5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $189,947,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects a return to normal trading levels after a prior year transition or allocation shift.
(c) Reflects increased trading activity due to changes in asset allocation strategies.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  31

================================================================================

EXPENSE EXAMPLE

May 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA Funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2018, through May 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's

================================================================================

32  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expenses paid in the table below.

                                                                                     EXPENSES PAID
                                        BEGINNING               ENDING               DURING PERIOD*
                                      ACCOUNT VALUE          ACCOUNT VALUE         DECEMBER 1, 2018 -
                                     DECEMBER 1, 2018        MAY 31, 2019             MAY 31, 2019
                                     ----------------------------------------------------------------
Actual                                   $1,000.00             $1,051.20                  $0.51

Hypothetical
  (5% return before expenses)             1,000.00              1,024.43                   0.50

*Expenses are equal to the Fund's annualized expense ratio of 0.10%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 5.12% for the six-month period of December 1, 2018, through May 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  33

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

================================================================================

34  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post- Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent

================================================================================

                                                     ADVISORY AGREEMENT(S) |  35

================================================================================

legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

================================================================================

36  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment).

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        For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

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38  | USAA CORNERSTONE CONSERVATIVE FUND
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    o   VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

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                                                     ADVISORY AGREEMENT(S) |  39

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THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY
CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience,

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40  | USAA CORNERSTONE CONSERVATIVE FUND

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education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

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                                                     ADVISORY AGREEMENT(S) |  41

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PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the
Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation

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42  | USAA CORNERSTONE CONSERVATIVE FUND

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agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly
(i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

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                                                     ADVISORY AGREEMENT(S) |  43

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THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS
GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

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44  | USAA CORNERSTONE CONSERVATIVE FUND
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FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board
considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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                                                     ADVISORY AGREEMENT(S) |  45
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ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND THE MANAGER)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the (i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting of the Board of Trustees (the Board) held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Upon the closing of the transaction, on behalf of the Fund, Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and the Manager will terminate and the new investment advisory agreement between the Trust and Victory Capital will go into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are included in this annual report.

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46  | USAA CORNERSTONE CONSERVATIVE FUND
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services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance

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                                                     ADVISORY AGREEMENT(S) |  47
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of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Manager's role in coordinating the activities of the Fund other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day- to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment

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48  | USAA CORNERSTONE CONSERVATIVE FUND
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companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including the fund type (in this case, other funds-of-funds that invest in affiliated funds of the investing fund with front-end loads and no sales loads), comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all affiliated no-load and front-end load retail open-end investment companies with similar investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Manager does not receive a management fee from the Fund. The data indicated that the Fund's total expenses, which included underlying fund expenses and any reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also took into account the Manager's undertaking to maintain expense limitations for the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one- and three-year periods ended December 31, 2018 and above the average of its performance universe and below its Lipper index for the five-year period ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the top 40% of its performance universe for the one- and five-year periods ended December 31, 2018, and was in the top 25% of its performance universe for the three-year period ended December 31, 2018.

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                                                     ADVISORY AGREEMENT(S) |  49
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COMPENSATION AND PROFITABILITY - The Board took into consideration that the
Manager does not collect a management fee from the Fund. The information considered by the Board included operating profit margin information for the Manager's business as a whole. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed the Fund for certain expenses. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. The Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also took into account the Manager's receipt of fees from the underlying funds in which the Fund invests. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Manager does not receive any advisory fees under the Advisory Agreement. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effects of the Fund's growth and size on the Fund's performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the

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50  | USAA CORNERSTONE CONSERVATIVE FUND
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Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of the funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance;
(iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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                                                     ADVISORY AGREEMENT(S) |  51
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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the Board) of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information (SAI).

================================================================================

52  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

54  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization

================================================================================

56  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

58  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

================================================================================

60  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17); Senior Compliance Advisor, USAA Mutual Funds Trust (2010-2014).

THE FOLLOWING OFFICERS SERVED IN THEIR RESPECTIVE OFFICE UNTIL JULY 1, 2019, AT WHICH POINT EACH OF THE FOLLOWING OFFICERS RESIGNED FROM THEIR RESPECTIVE OFFICE AND NO LONGER SERVE IN THESE POSITIONS.

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-06/19); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-06/19); Head of Equities, Equity Investments, AMCO (01/12-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-06/19); Assistant Secretary, USAA ETF Trust (01/19-06/19); Senior Attorney, FASG General Counsel, USAA (09/17-06/19); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-06/19); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

================================================================================

62  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

AS OF JULY 1, 2019
TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1700
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the USAA AMCO's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and
(iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

===============================================================================

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97446-0719


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                    May 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Cornerstone Equity Fund

         FUND
        SHARES
        UCEQX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... LONG-TERM INVESTORS SHOULD NEVER MAKE
DECISIONS IN HASTE. THEY SHOULD MAKE                [PHOTO OF BROOKS ENGLEHARDT]
THOUGHTFUL DECISIONS BASED ON THEIR LONG-TERM
OBJECTIVES, TIME HORIZON, AND RISK TOLERANCE."

--------------------------------------------------------------------------------

JULY 2019

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc. (Victory Holdings), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). In connection with the Transaction, also as previous announced, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019; and Victory Capital became the investment adviser to each USAA Mutual Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION ABOUT CHANGES THAT TOOK EFFECT ON JULY 1, 2019.

Softening global economic conditions and escalating trade tensions rattled investors during the 12-month reporting period ended May 31, 2019. When the reporting period began in June 2018, the global economy was expanding across most regions and countries, led by the U.S. In this environment, stocks generally advanced. In the fixed income market, U.S. Treasury yields rose, as the U.S. Federal Reserve ("Fed") continued to tighten monetary policy.

Signs of trouble emerged during the summer of 2018. The U.S. economic expansion continued, but growth in a number of other economies, including some European countries and China, showed a weakening trend. By the autumn of 2018, investors' fears of a global economic slowdown, combined with harsh U.S.-China trade rhetoric and Brexit-related uncertainty in Europe, sparked a surge in market volatility. Global stocks dropped, with most of the decline occurring in December 2018. At the same time, intermediate- and longer-term yields fell, as investors anticipated a change in Fed monetary policy. Indeed, after having raised short-term interest rates four times during 2018, Fed officials announced in January 2019 that they would "pause," retreating from their earlier plan to raise interest rates in 2019. Stocks rallied in response and by April 2019 had recovered most of the ground they had lost. In May 2019, ongoing trade tensions between the United States and China, as well as President Trump administration's threat to impose tariffs on Mexico, drove a renewed decline in stock prices. In the fixed income market, concerns that trade disputes would seriously undermine global

================================================================================

================================================================================

economic growth pushed down intermediate- and longer-term yields, which ended the reporting period lower than they started. The yield on the 10-year U.S. Treasury note, which began June 2018 at 2.89%, rose to 3.24% on November 8, 2018--its high point of the period--and fell to 2.13% by May 31, 2019.

In the final months of the reporting period, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. A yield-curve inversion warrants attention because it has been a reliable recession indicator. Although recessions do not automatically follow inversions, a downward-sloped yield curve has preceded every U.S. recession since the 1960s. That said, the lag between an inversion and a recession has been inconsistent. At USAA Investments, A Victory Capital Investment Franchise, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years, with no clear pattern to provide useful guidance. And as I write to you, we see no recession on the horizon. First, the U.S. economy continues to grow, albeit at a slower pace than in 2018. Second, the Fed has made clear its commitment to pause its interest rate hikes, and there is a growing belief in the markets that policymakers may even cut interest rates in 2019. (In early June 2019, after the end of the reporting period, Fed Chair Jerome Powell stated that the U.S. central bank was monitoring the escalation in trade tensions and could potentially respond by cutting interest rates if U.S. economic conditions deteriorate.)

At USAA Investments, our team of portfolio managers will continue to monitor the financial markets, economic conditions, the global trade regime, Fed policy, the direction of longer-term interest rates, and other issues that have the potential to affect your investments. In the meantime, I would advise you to ignore media "noise" about such matters. Media "noise" is meant to provoke an emotional reaction, which can lead to hasty decision-making. In my opinion, long-term investors should never make decisions in haste. They should make thoughtful decisions based on their long-term objectives, time horizon, and risk tolerance. Dollar-cost averaging, in which you invest a set amount on a regular basis, is a strategy that can help you stay on track. Another effective strategy is diversification, which can potentially insulate a portfolio from market turbulence or changes in performance leadership.

If you would like to review your portfolio to confirm that it is properly aligned with your investment plan, please contact one of our financial advisors. You might want to make that call before the summer gets fully underway. When we are traveling and spending time with family and friends, it can be tempting to put off decisions on financial matters.

From all of us at USAA Investments, A Victory Capital Investment Franchise, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            4

SHAREHOLDER VOTING RESULTS                                                     7

FINANCIAL INFORMATION

   Distributions to Shareholders                                               8

   Report of Independent Registered
     Public Accounting Firm                                                    9

   Portfolio of Investments                                                   10

   Notes to Portfolio of Investments                                          11

   Financial Statements                                                       12

   Notes to Financial Statements                                              15

   Financial Highlights                                                       29

EXPENSE EXAMPLE                                                               30

ADVISORY AGREEMENT(S)                                                         32

TRUSTEES' AND OFFICERS' INFORMATION                                           50

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

    [PHOTO OF LANCE HUMPHREY]                   [PHOTO OF WASIF A. LATIF]

    LANCE HUMPHREY, CFA                         WASIF A. LATIF

--------------------------------------------------------------------------------

o HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING 12-MONTH PERIOD ENDED MAY 31, 2019?

    The world financial markets produced mixed results, reflecting investors' struggle to assess the shifting outlook for economic growth. During the reporting period, large-cap U.S. equities were the best performer among the major asset classes. Domestic stocks performed very well in the first half of the reporting period, during which both economic data and corporate earnings came in above expectations. However, the market sold off sharply in late 2018 due to the combination of worries about U.S. Federal Reserve ("Fed") policy, the trade dispute between the United States and China, and signs of slowing economic growth overseas. Stocks quickly recovered from the downturn, and the main U.S. equity indexes went on to post their best quarter in nearly 10 years during the first three months of 2019. A rapid shift in Fed policy was likely the key catalyst for the rebound. Whereas the markets generally were expecting as late as October 2018 that the Fed would raise interest rates three to four times in 2019, a series of statements from key officials indicated the Fed was in fact likely finished raising interest rates for the foreseeable future. The reporting period ended on a down note with a weak showing in May 2019, as stocks lost some of their previous gains due to renewed worries about slowing growth and the failure of the United States and China to resolve their trade impasse.

    The net effect of these sentiment swings was a narrow advance for large-cap U.S. stocks, as gauged by the 3.47% gain of the Russell 1000 Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    The Russell 2000 Index, a measure of performance for smaller companies, lagged considerably with a return of -9.04%.

    Developed-market international equities posted a loss over the 12-month reporting period, largely as a result of the unexpectedly slow growth outside of the United States. In combination with the weakness in foreign currencies versus the U.S. dollar, the slowdown led to a loss of 5.75% for the MSCI EAFE Index. Emerging-market stocks also closed in negative territory, as gauged by the -8.70% return of the MSCI Emerging Markets Index. Concerns about the global trade outlook and the prospect of slowing growth in the developed world contributed to the underperformance for the asset class.

o HOW DID THE USAA CORNERSTONE EQUITY FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2019, the Fund had a total return of -4.35%. This compares to a return of -1.29% for the MSCI All-Country World Index and -1.10% for the Cornerstone Equity Composite Index. Effective July 1, 2019, Victory Capital serves as the Fund's investment adviser. Prior to July 1, 2019, AMCO served as the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    Consistent with the broader market environment, the Fund's allocation to large-cap U.S. equities was the key contributor to performance in the reporting period. The Fund was weighted toward large-cap stocks over small caps, which aided results, but performance was hurt somewhat by favoring international equities over the U.S. equities. We believe both developed- and emerging-market equities offer more compelling valuations and greater upside potential than U.S. equities, but this aspect

    Refer to page 4 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CORNERSTONE EQUITY FUND

================================================================================

    of our approach detracted in the reporting period given the outperformance of U.S. stocks.

    Over the course of the reporting period, we added several exchange-traded funds ("ETFs") that combine the value and price momentum factors. We believe these factors have historically provided excess returns relative to traditional capitalization-weighted indexes. Additionally, the two factors may provide additional correlation benefits when combined into a single portfolio. During the reporting period, however, these holdings detracted from performance compared to traditional ETFs with a structure based on market capitalization. Much of this shortfall can be attributed to the largest growth stocks in the traditional indexes producing exceptional returns and causing the broader growth style to outperform value.

    The majority of the key trends in the market have been in place for a multi-year period, with domestic stocks outperforming bonds, the growth style outpacing value, and U.S. equities exceeding the returns of the foreign markets, to name just a few. Given the persistence of these tendencies, it can be easy for investors to forget that asset class returns tend to run in cycles. We therefore prefer to take a long-term view based on the knowledge that even well-established market trends can--and do--shift abruptly. Rather than trying to chase short-term performance, we continue to emphasize diversification, fundamentals, and valuations. We believe this steady approach, rather than one that attempts to respond to the latest headlines, is the most effective way to navigate volatile markets.

    Thank you for allowing us to help you manage your investments.

    The assets of the Cornerstone Equity Fund will be invested in other USAA funds and will indirectly bear expenses and reflect the risks of the underlying funds in which it invests. o The underlying funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments; and (7) foreign and emerging markets. o These types of investments and asset classes may be more volatile than others. In addition, it is possible that a particular asset allocation may not produce the intended result. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 o

------------------------------------------------------------------------------------------------------
                                                                               SINCE         INCEPTION
                                        1 YEAR      5 YEAR      10 YEAR      INCEPTION*         DATE
------------------------------------------------------------------------------------------------------
USAA Cornerstone
  Equity Fund                           -4.35%       4.49%           -          7.84%         6/08/12
MSCI All-Country
  World Index** (reflects
  no deduction for fees,
  expenses, or taxes)                   -1.29%       5.21%        9.39%            -                -
Cornerstone Equity
  Composite Index***
  (reflects no deduction
  for fees, expenses, or taxes)         -1.10%       5.80%       10.43%            -                -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

***The Cornerstone Equity Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (56%), the MSCI ACWI ex USA IMI Net (37%), the Bloomberg Commodity Index Total Return (2.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (2.5%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA CORNERSTONE EQUITY FUND

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                              CORNERSTONE                        MSCI                             USAA
                           EQUITY COMPOSITE                  ALL-COUNTRY                       CORNERSTONE
                                INDEX                        WORLD INDEX                       EQUITY FUND
05/31/12                      $10,000.00                      $10,000.00                       $10,000.00
06/30/12                       10,454.60                       10,493.89                        10,250.00
07/31/12                       10,589.58                       10,637.55                        10,290.00
08/31/12                       10,827.10                       10,868.84                        10,570.00
09/30/12                       11,138.14                       11,211.17                        10,940.00
10/31/12                       11,030.66                       11,136.45                        10,810.00
11/30/12                       11,148.74                       11,278.85                        10,900.00
12/31/12                       11,372.54                       11,534.33                        11,162.00
01/31/13                       11,911.10                       12,065.70                        11,546.00
02/28/13                       11,949.36                       12,063.82                        11,516.00
03/31/13                       12,236.03                       12,284.39                        11,718.00
04/30/13                       12,525.80                       12,635.33                        11,728.00
05/31/13                       12,557.29                       12,600.66                        11,839.00
06/30/13                       12,241.81                       12,232.36                        11,455.00
07/31/13                       12,823.59                       12,817.95                        12,062.00
08/31/13                       12,548.66                       12,550.90                        11,839.00
09/30/13                       13,138.37                       13,199.17                        12,355.00
10/31/13                       13,636.56                       13,729.68                        12,779.00
11/30/13                       13,842.16                       13,924.12                        12,941.00
12/31/13                       14,103.21                       14,164.33                        13,133.00
01/31/14                       13,647.54                       13,597.75                        12,650.00
02/28/14                       14,304.34                       14,254.63                        13,308.00
03/31/14                       14,361.97                       14,318.01                        13,308.00
04/30/14                       14,453.58                       14,454.31                        13,339.00
05/31/14                       14,731.26                       14,761.74                        13,596.00
06/30/14                       15,045.40                       15,039.67                        13,925.00
07/31/14                       14,801.75                       14,857.27                        13,596.00
08/31/14                       15,186.81                       15,185.48                        13,966.00
09/30/14                       14,684.35                       14,693.04                        13,442.00
10/31/14                       14,878.84                       14,796.48                        13,534.00
11/30/14                       15,102.65                       15,043.97                        13,812.00
12/31/14                       14,891.46                       14,753.68                        13,520.00
01/31/15                       14,664.01                       14,523.01                        13,415.00
02/28/15                       15,433.86                       15,331.53                        14,098.00
03/31/15                       15,240.37                       15,093.97                        13,856.00
04/30/15                       15,577.10                       15,531.92                        14,245.00
05/31/15                       15,616.59                       15,511.65                        14,287.00
06/30/15                       15,300.22                       15,146.48                        13,961.00
07/31/15                       15,393.23                       15,278.01                        13,919.00
08/31/15                       14,425.51                       14,230.68                        13,048.00
09/30/15                       13,953.00                       13,715.12                        12,628.00
10/31/15                       14,962.73                       14,791.55                        13,541.00
11/30/15                       14,877.68                       14,669.41                        13,510.00
12/31/15                       14,614.35                       14,404.86                        13,213.00
01/31/16                       13,759.41                       13,536.09                        12,474.00
02/29/16                       13,698.87                       13,442.98                        12,441.00
03/31/16                       14,705.73                       14,439.21                        13,333.00
04/30/16                       14,926.32                       14,652.35                        13,540.00
05/31/16                       15,003.93                       14,670.82                        13,605.00
06/30/16                       14,969.43                       14,582.01                        13,540.00
07/31/16                       15,578.68                       15,210.40                        14,149.00
08/31/16                       15,608.28                       15,261.58                        14,225.00
09/30/16                       15,709.73                       15,355.08                        14,301.00
10/31/16                       15,400.25                       15,094.44                        14,040.00
11/30/16                       15,637.42                       15,209.15                        14,301.00
12/31/16                       15,975.19                       15,537.71                        14,549.00
01/31/17                       16,365.03                       15,962.58                        14,964.00
02/28/17                       16,825.88                       16,410.38                        15,290.00
03/31/17                       16,969.59                       16,611.09                        15,503.00
04/30/17                       17,206.69                       16,870.00                        15,772.00
05/31/17                       17,497.93                       17,242.53                        16,052.00
06/30/17                       17,613.72                       17,320.93                        16,176.00
07/31/17                       18,059.87                       17,804.96                        16,557.00
08/31/17                       18,120.48                       17,873.19                        16,580.00
09/30/17                       18,491.82                       18,218.49                        16,984.00
10/31/17                       18,852.58                       18,596.81                        17,286.00
11/30/17                       19,245.37                       18,956.82                        17,578.00
12/31/17                       19,534.73                       19,262.45                        17,835.00
01/31/18                       20,515.10                       20,349.13                        18,738.00
02/28/18                       19,654.67                       19,494.53                        17,903.00
03/31/18                       19,389.69                       19,077.24                        17,617.00
04/30/18                       19,516.75                       19,259.40                        17,709.00
05/31/18                       19,716.68                       19,283.42                        17,709.00
06/30/18                       19,654.18                       19,179.04                        17,503.00
07/31/18                       20,186.83                       19,757.44                        17,972.00
08/31/18                       20,424.59                       19,912.60                        18,040.00
09/30/18                       20,455.45                       19,999.30                        18,075.00
10/31/18                       18,957.58                       18,500.57                        16,669.00
11/30/18                       19,263.21                       18,771.15                        16,943.00
12/31/18                       17,838.68                       17,449.01                        15,684.00
01/31/19                       19,296.44                       18,826.78                        17,000.00
02/28/19                       19,814.18                       19,330.37                        17,390.00
03/31/19                       20,041.27                       19,573.40                        17,487.00
04/30/19                       20,688.46                       20,234.35                        17,999.00
05/31/19                       19,500.12                       19,034.05                        16,939.00

                                   [END CHART]

                     Data from 5/31/12 through 5/31/19.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Equity Fund to the benchmarks listed above (see page 4 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Cornerstone Equity Composite Index and MSCI All-Country World Index is calculated from the end of the month, May 31, 2012, while the inception date of the USAA Cornerstone Equity Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                         o ASSET ALLOCATION - 5/31/19 o
                               (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

EQUITY & ALTERNATIVE                                                       99.3%
MONEY MARKET INSTRUMENTS                                                    0.7%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

6  | USAA CORNERSTONE EQUITY FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust (Trust). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for the all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby AMCO was acquired by Victory Holdings, the parent company of Victory Capital.

                                 NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
   FOR                                 AGAINST                           ABSTAIN
--------------------------------------------------------------------------------
5,850,463                              420,246                           924,779

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested trustee" as defined in the Investment Company Act of 1940, as amended (1940
Act); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                              NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                            FOR                           VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown                  8,299,565,565                       820,887,736
John C. Walters                 8,317,935,885                       802,517,416

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2019:

  DIVIDEND RECEIVED         LONG-TERM
DEDUCTION (CORPORATE       CAPITAL GAIN           FOREIGN TAXES     FOREIGN SOURCE     QUALIFIED INTEREST
   SHAREHOLDERS)(1)       DISTRIBUTIONS(2)          PAID(3)            INCOME               INCOME
---------------------------------------------------------------------------------------------------------
       31.72%                $6,800,000              $184,000          $1,542,000           $33,000
---------------------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

(3) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

8  | USAA CORNERSTONE EQUITY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE EQUITY FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Equity Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 23, 2019

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (99.3%)

              EQUITY & ALTERNATIVE (99.3%)
    218,441   USAA Aggressive Growth Fund Institutional Shares                                  $  9,083
    540,273   USAA Capital Growth Fund Institutional Shares                                        5,754
    472,321   USAA Emerging Markets Fund Institutional Shares                                      8,072
    318,637   USAA Growth Fund Institutional Shares                                                9,330
    481,319   USAA Income Stock Fund Institutional Shares                                          8,972
  1,030,344   USAA International Fund Institutional Shares                                        29,499
    240,400   USAA MSCI Emerging Markets Value Momentum Blend Index ETF                           10,209
    589,400   USAA MSCI International Value Momentum Blend Index ETF                              25,738
    134,800   USAA MSCI USA Small Cap Value Momentum Blend Index ETF                               6,530
    624,755   USAA MSCI USA Value Momentum Blend Index ETF                                        30,132
     81,815   USAA Precious Metals and Minerals Fund Institutional Shares(a)                       1,014
    711,531   USAA S&P 500 Index Fund Reward Shares                                               27,607
    423,519   USAA Small Cap Stock Fund Institutional Shares                                       6,653
  1,333,868   USAA Target Managed Allocation Fund                                                 13,419
    494,798   USAA Value Fund Institutional Shares                                                 8,926
                                                                                                --------
              Total Equity & Alternative (cost: $195,903)                                        200,938
                                                                                                --------
              Total Equity Securities (cost: $195,903)                                           200,938
                                                                                                --------
              MONEY MARKET INSTRUMENTS (0.7%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.7%)
  1,300,851   State Street Institutional Treasury Money Market Fund Premier
                Class, 2.30%(b) (cost: $1,301)                                                     1,301
                                                                                                --------

              TOTAL INVESTMENTS (COST: $197,204)                                                $202,239
                                                                                                ========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                 VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1           LEVEL 2           LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Equity & Alternative                      $200,938                $-                $-        $200,938

Money Market Instruments:
  Government & U.S. Treasury Money
    Market Funds                               1,301                 -                 -           1,301
--------------------------------------------------------------------------------------------------------
Total                                       $202,239                $-                $-        $202,239
--------------------------------------------------------------------------------------------------------

At May 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

10  | USAA CORNERSTONE EQUITY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 36.3% of net assets at May 31, 2019.

    The underlying USAA Funds in which the Fund invests are managed by USAA Asset Management Company, an affiliate of the Fund. The Fund invests in the Reward Shares of the USAA S&P 500 Index Fund, the Institutional Shares of the other USAA Mutual Funds Trust and the series of the USAA ETF Trust.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   SPECIFIC NOTES

    (a)  Non-income-producing security.

    (b) Rate represents the money market fund annualized seven-day yield at May 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  11

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in affiliated underlying funds, at market value
      (cost of $195,903)                                                         $200,938
   Investments in unaffiliated securities, at market value (cost of $1,301)         1,301
   Receivables:
      Capital shares sold                                                             218
      USAA Asset Management Company (Note 6)                                           56
      USAA Transfer Agency Company (Note 6)                                             1
      Interest                                                                          3
                                                                                 --------
         Total assets                                                             202,517
                                                                                 --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                         171
   Other accrued expenses and payables                                                 58
                                                                                 --------
         Total liabilities                                                            229
                                                                                 --------
            Net assets applicable to capital shares outstanding                  $202,288
                                                                                 --------
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $191,772
   Distributable earnings                                                          10,516
                                                                                 --------
            Net assets applicable to capital shares outstanding                  $202,288
                                                                                 ========
   Capital shares outstanding, no par value                                        14,552
                                                                                 ========
   Net asset value, redemption price, and offering price per share               $  13.90
                                                                                 ========

See accompanying notes to financial statements.

================================================================================

12  | USAA CORNERSTONE EQUITY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income distributions from affiliated underlying funds                         $  3,759
   Interest                                                                            35
   Securities lending (net)                                                             3
                                                                                 --------
      Total income                                                                  3,797
                                                                                 --------
EXPENSES
   Custody and accounting fees                                                         54
   Postage                                                                             43
   Shareholder reporting fees                                                          16
   Trustees' fees                                                                      37
   Registration fees                                                                   29
   Professional fees                                                                   66
   Other                                                                               12
                                                                                 --------
         Total expenses                                                               257
   Expenses reimbursed                                                                (56)
                                                                                 --------
         Net expenses                                                                 201
                                                                                 --------
NET INVESTMENT INCOME                                                               3,596
                                                                                 --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized gain (loss) on:
      Sales of affiliated underlying funds                                         (1,095)
      Capital gain distributions from affiliated underlying funds                   6,767
   Change in net unrealized appreciation/(depreciation) of
      affiliated underlying funds                                                 (18,237)
                                                                                 --------
         Net realized and unrealized loss                                         (12,565)
                                                                                 --------
   Decrease in net assets resulting from operations                              $ (8,969)
                                                                                 ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------------------------------

                                                                                 2019               2018
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                     $  3,596           $  2,582
   Net realized gain (loss) on sales of affiliated underlying funds            (1,095)             5,665
   Net realized gain on capital gain distributions
      from affiliated underlying funds                                          6,767              2,528
   Change in net unrealized appreciation/(depreciation) of
      affiliated underlying funds                                             (18,237)             4,757
                                                                             ---------------------------
      Increase (decrease) in net assets resulting from operations              (8,969)            15,532
                                                                             ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS                                                        (11,645)            (3,424)
                                                                             ---------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                   54,835             78,676
   Reinvested dividends                                                        11,622              3,420
   Cost of shares redeemed                                                    (43,742)           (37,676)
                                                                             ---------------------------
      Increase in net assets from capital share transactions                   22,715             44,420
                                                                             ---------------------------
   Capital contribution from USAA Transfer Agency Company                           1                  1
                                                                             ---------------------------
   Net increase in net assets                                                   2,102             56,529

NET ASSETS
   Beginning of year                                                          200,186            143,657
                                                                             ---------------------------
   End of year                                                               $202,288           $200,186
                                                                             ===========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                  3,727              5,111
   Shares issued for dividends reinvested                                         873                220
   Shares redeemed                                                             (2,970)            (2,448)
                                                                             ---------------------------
      Increase in shares outstanding                                            1,630              2,883
                                                                             ===========================

See accompanying notes to financial statements.

================================================================================

14  | USAA CORNERSTONE EQUITY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Cornerstone Equity Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek capital appreciation over the long term.

The Fund is a "fund of funds" in that it invests in a selection of USAA mutual funds and exchange-traded funds (ETFs) (underlying USAA Funds) managed by USAA Asset Management Company (AMCO or Manager), an affiliate of the Fund.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of AMCO, the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Holdings, a global investment management firm headquartered in Cleveland, Ohio (the Transaction), on July 1, 2019.

A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. In addition, shareholders of the Fund also elected the following two new directors to the Board of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Investments in the underlying USAA Funds and other open-end investment companies, other than ETFs are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    2. Equity securities, including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time a fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used.

    3. The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with

================================================================================

16  | USAA CORNERSTONE EQUITY FUND

================================================================================

        valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

F. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

18  | USAA CORNERSTONE EQUITY FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended May 31, 2019, the Fund paid CAPCO facility fees of $2,000, which represents 0.2% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

The tax character of distributions paid during the years ended May 31, 2019, and 2018, was as follows:

                                                    2019               2018
                                                ------------------------------
Ordinary income*                                $ 4,845,000         $2,570,000
Long-term realized capital gains                  6,800,000            854,000
                                                -----------         ----------
     Total distributions paid                   $11,645,000         $3,424,000
                                                ===========         ==========

As of May 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  226,000
Undistributed long-term capital gains                                5,540,000
Unrealized appreciation of investments                               4,750,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At May 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                                   NET
                                                    GROSS                 GROSS                UNREALIZED
                                                  UNREALIZED            UNREALIZED            APPRECIATION/
FUND                           TAX COST          APPRECIATION          DEPRECIATION          (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
USAA Cornerstone
  Equity Fund                $197,490,000         $13,809,000          $(9,059,000)            $4,750,000

================================================================================

20  | USAA CORNERSTONE EQUITY FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2019, were $44,777,000 and $22,050,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At May 31, 2019, the Fund had no securities on loan.

(6) AGREEMENTS WITH MANAGER

ADVISORY AGREEMENT - The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The Manager does not receive any management fees from the Fund for these services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. The Manager does not receive any fees from the Fund for these services. In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the billing of these expenses to the Fund. These expenses are included in the professional fees on the Fund's Statement of Operations and, for the year ended May 31, 2019, were $1,000 for the Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2019, to limit the total annual operating expenses of the Fund to 0.10% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2019, the Fund incurred reimbursable expenses of $56,000, of which $56,000 was receivable from the Manager.

TRANSFER AGENCY AGREEMENT - SAS, an affiliate of the Manager, provides transfer agent services to the Fund. SAS does not receive any fees from the Fund for these services. For the year ended May 31, 2019, the Fund recorded a capital contribution and a receivable from SAS of $1,000 for adjustments related to corrections to certain shareholder transactions. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

================================================================================

22  | USAA CORNERSTONE EQUITY FUND

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(8) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the affiliated underlying USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the affiliated underlying USAA Funds' net assets. The affiliated underlying funds' annual or semiannual reports may be viewed at usaa.com. At May 31, 2019, the Fund owned the following percentages of the total outstanding shares of each of the underlying USAA Funds:

AFFILIATED USAA FUND                                             OWNERSHIP %
----------------------------------------------------------------------------
Aggressive Growth Fund Institutional Shares                         0.6
Capital Growth Fund Institutional Shares                            0.6
Emerging Markets Fund Institutional Shares                          1.0
Growth Fund Institutional Shares                                    0.3
Income Stock Fund Institutional Shares                              0.3
International Fund Institutional Shares                             0.8
MSCI Emerging Markets Value Momentum Blend Index ETF                5.9
MSCI International Value Momentum Blend Index ETF                   8.4
MSCI USA Small Cap Value Momentum Blend Index ETF                   6.9
MSCI USA Value Momentum Blend Index ETF                             7.0
Precious Metals and Minerals Fund Institutional Shares              0.2
S&P 500 Index Fund Reward Shares                                    0.4
Small Cap Stock Fund Institutional Shares                           0.4
Target Managed Allocation Fund                                      2.7
Value Fund Institutional Shares                                     0.7

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the year ended May 31, 2019:

                                                                                 CHANGE IN
                                                                                    NET
($ IN 000s)                                        REALIZED      CAPITAL         UNREALIZED
AFFILIATED        PURCHASE   SALES     DIVIDEND      GAIN         GAIN          APPRECIATION/          MARKET VALUE
USAA FUND           COST    PROCEEDS    INCOME      (LOSS)    DISTRIBUTIONS     DEPRECIATION     5/31/2018    5/31/2019
-----------------------------------------------------------------------------------------------------------------------
Aggressive
  Growth Fund
  Institutional
  Shares          $  2,901  $    773   $    154    $   (168)     $1,247           $ (1,042)        $ 8,165      $ 9,083
Capital Growth
  Fund
  Institutional
  Shares             5,802         -          -           -           -                (48)              -        5,754
Emerging
  Markets
  Fund
  Institutional
  Shares               121     1,833        121          72           -             (1,011)         10,723        8,072
Growth Fund
  Institutional
  Shares             1,187     1,642         88          41       1,099               (663)         10,407        9,330
Income Stock
  Fund
  Institutional
  Shares               810     1,314        225        (114)        586               (388)          9,978        8,972
International
  Fund
  Institutional
  Shares             6,978    11,479        893        (597)      1,939             (4,798)         39,395       29,499
MSCI
  Emerging
  Markets Value
  Momentum
  Blend
  Index ETF          1,908         -        225           -           -             (1,653)          9,954       10,209
MSCI
  International
  Value
  Momentum
  Blend
  Index ETF            936         -        664           -           -             (4,102)         28,904       25,738

================================================================================

24  | USAA CORNERSTONE EQUITY FUND

================================================================================

                                                                                 CHANGE IN
                                                                                    NET
($ IN 000s)                                        REALIZED      CAPITAL         UNREALIZED
AFFILIATED        PURCHASE   SALES     DIVIDEND      GAIN         GAIN          APPRECIATION/          MARKET VALUE
USAA FUND           COST    PROCEEDS    INCOME      (LOSS)    DISTRIBUTIONS     DEPRECIATION     5/31/2018    5/31/2019
-----------------------------------------------------------------------------------------------------------------------
MSCI USA
  Small Cap
  Value
  Momentum
  Blend
  Index ETF        $ 3,147   $     -     $   74     $     -        $    -         $   (718)     $  4,101       $  6,530
MSCI USA
  Value
  Momentum
  Blend
  Index ETF          3,653         -        472           -             -           (2,065)       28,544         30,132
Precious
  Metals and
  Minerals Fund
  Institutional
  Shares                 -       464          -         (50)            -              (57)        1,585          1,014
S&P 500
  Index Fund
  Reward
  Shares             1,228     1,861        563         (31)          265              167        28,104         27,607
Small Cap
  Stock Fund
  Institutional
  Shares             1,850         -        135           -           459             (946)        5,749          6,653
Target
  Managed
  Allocation
  Fund              12,940         -          -           -             -              479             -         13,419
Value Fund
  Institutional
  Shares             1,316     2,684        145        (248)        1,172           (1,392)       11,934          8,926
-----------------------------------------------------------------------------------------------------------------------
TOTAL              $44,777   $22,050     $3,759     $(1,095)       $6,767         $(18,237)     $197,543       $200,938
-----------------------------------------------------------------------------------------------------------------------

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019.

(10) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

(11) SUBSEQUENT EVENT NOTE

As previously announced, and as discussed in Note 1 to the Financial Statements, effective July 1, 2019, AMCO, the prior investment adviser to the Fund, and SAS, the prior transfer agent to the Fund, were acquired by Victory Holdings. PLEASE SEE THE SUPPLEMENT DATED JULY 1, 2019 TO THE FUND'S PROSPECTUS FOR ADDITIONAL IMPORTANT INFORMATION.

Effective July 1, 2019, Victory Capital is the new investment adviser and administrator to the USAA Mutual Funds; SAS was renamed Victory Capital Transfer Agency, Inc. is the new transfer agent to the USAA Mutual

================================================================================

26  | USAA CORNERSTONE EQUITY FUND

================================================================================

Funds; Victory Capital Advisers, Inc.; Citi Fund Services of Ohio, Inc. serves as sub-administrator and sub-fund accountant for the USAA Mutual Funds; and FIS Investor Services LLC serve as sub-transfer agent and dividend disbursing agent for the USAA Mutual Funds. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, under the investment advisory agreement with Victory Capital, which took effect on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020, and only performance beginning as of July 1, 2020, and thereafter will be utilized in calculating performance adjustments through June 30, 2020.

Effective July 1, 2019, the line of credit (as discussed in the Notes to the Financial Statements in this annual report) among the Trust, with respect to its Funds, and CAPCO terminated; the Trust, with respect to its Funds, along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption request that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2017 (the IFL Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each Fund to directly lend and borrow money to or from certain other affiliated Funds relying upon the IFL Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the IFL Order, by averaging the current repurchase agreement rate and the current bank loan rate.

================================================================================

28  | USAA CORNERSTONE EQUITY FUND

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED MAY 31,
                                       --------------------------------------------------------------------------
                                           2019             2018             2017            2016            2015
                                       --------------------------------------------------------------------------
Net asset value at
  beginning of period                  $  15.49         $  14.31         $  12.51         $ 13.61         $ 13.22
                                       --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                     .26              .22              .19             .16             .24
  Net realized and
    unrealized gain (loss)                 (.99)            1.26             2.02            (.82)            .42
                                       --------------------------------------------------------------------------
Total from investment
  operations                               (.73)            1.48             2.21            (.66)            .66
                                       --------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.25)            (.22)            (.19)           (.15)           (.24)
  Realized capital gains                   (.61)            (.08)            (.22)           (.29)           (.03)
                                       --------------------------------------------------------------------------
Total distributions                        (.86)            (.30)            (.41)           (.44)           (.27)
                                       --------------------------------------------------------------------------
Net asset value at
  end of period                        $  13.90         $  15.49         $  14.31         $ 12.51         $ 13.61
                                       ==========================================================================
Total return (%)*                         (4.35)           10.32            17.99           (4.77)           5.08
Net assets at end
  of period (000)                      $202,288         $200,186         $143,657         $99,974         $91,726
Ratios to average daily
  net assets:**
  Expenses (%)(a)                           .10              .10              .10             .10             .10
  Expenses, excluding
    reimbursements (%)(a)                   .13              .13              .20             .22             .24
  Net investment income (%)                1.79(c)          1.46             1.39            1.36            1.77
Portfolio turnover (%)                       11               38(b)             7              15               8

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were
    $201,099,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects an increase in trading activity due to asset allocation shifts.
(c) Reflects increased usage of quantitative investment strategies.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  29

================================================================================

EXPENSE EXAMPLE

May 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA Funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2018, through May 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's

================================================================================

30  | USAA CORNERSTONE EQUITY FUND

================================================================================

actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expenses paid in the table below.

                                                                              EXPENSES PAID
                                 BEGINNING               ENDING               DURING PERIOD*
                               ACCOUNT VALUE          ACCOUNT VALUE         DECEMBER 1, 2018 -
                              DECEMBER 1, 2018        MAY 31, 2019             MAY 31, 2019
                              ----------------------------------------------------------------
Actual                          $1,000.00              $  999.80                  $0.50

Hypothetical
  (5% return before expenses)    1,000.00               1,024.43                   0.50

*Expenses are equal to the Fund's annualized expense ratio of 0.10%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (0.02)% for the six-month period of December 1, 2018, through May 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  31

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

================================================================================

32  | USAA CORNERSTONE EQUITY FUND

================================================================================

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

================================================================================

34  | USAA CORNERSTONE EQUITY FUND

================================================================================

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

  o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

  o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

  o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

  o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

  o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment).

================================================================================

                                                     ADVISORY AGREEMENT(S) |  35

================================================================================

     For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

  o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

  o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

36  | USAA CORNERSTONE EQUITY FUND

================================================================================

  o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

  o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

  o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

  o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

  o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  37

================================================================================

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience,

================================================================================

38  | USAA CORNERSTONE EQUITY FUND

================================================================================

education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  39

================================================================================

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation

================================================================================

40  | USAA CORNERSTONE EQUITY FUND

================================================================================

agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly
(i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

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                                                     ADVISORY AGREEMENT(S) |  41

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THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS
GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

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42  | USAA CORNERSTONE EQUITY FUND
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FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board
considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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                                                     ADVISORY AGREEMENT(S) |  43

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ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND THE MANAGER)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the (i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting of the Board of Trustees (the Board) held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Upon the closing of the transaction, on behalf of the Fund, Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and the Manager will terminate and the new investment advisory agreement between the Trust and Victory Capital will go into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are included in this annual report.

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44  | USAA CORNERSTONE EQUITY FUND

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services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Manager's role in coordinating the activities of the Fund other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment

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46  | USAA CORNERSTONE EQUITY FUND

================================================================================

companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including the fund type (in this case, other funds-of- funds that invest in affiliated funds of the investing fund with front-end loads and no sales loads), comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies with similar investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Manager does not receive a management fee from the Fund. The data indicated that the Fund's total expenses, which included underlying fund expenses and any reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also took into account the Manager's current undertakings to maintain expense limitations for the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one- and five-year periods ended December 31, 2018, and above the average of its performance universe and its Lipper index for the three-year period ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three- and five-year periods ended December 31, 2018. The Board also took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

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                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

COMPENSATION AND PROFITABILITY - The Board took into consideration that the Manager does not collect a management fee from the Fund. The information considered by the Board included operating profit margin information for the Manager's business as a whole. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed the Fund for certain expenses. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. The Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also took into account the Manager's receipt of fees from the underlying funds.

The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Manager does not receive any advisory fees under the Advisory Agreement. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effects of the Fund's growth and size on the Fund's performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current fee structure was reasonable.

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48  | USAA CORNERSTONE EQUITY FUND

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of the funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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                                                     ADVISORY AGREEMENT(S) |  49

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the Board) of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information (SAI).

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50  | USAA CORNERSTONE EQUITY FUND
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In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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52  | USAA CORNERSTONE EQUITY FUND

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JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

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PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization

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54  | USAA CORNERSTONE EQUITY FUND

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of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

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over 19 years' experience as a Board member of the USAA family of funds. Mr.
Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

56  | USAA CORNERSTONE EQUITY FUND

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

================================================================================

58  | USAA CORNERSTONE EQUITY FUND

================================================================================

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17); Senior Compliance Advisor, USAA Mutual Funds Trust (2010-2014).

THE FOLLOWING OFFICERS SERVED IN THEIR RESPECTIVE OFFICE UNTIL JULY 1, 2019, AT WHICH POINT EACH OF THE FOLLOWING OFFICERS RESIGNED FROM THEIR RESPECTIVE OFFICE AND NO LONGER SERVE IN THESE POSITIONS.

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-06/19); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-06/19); Head of Equities, Equity Investments, AMCO (01/12-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-06/19); Assistant Secretary, USAA ETF Trust (01/19-06/19); Senior Attorney, FASG General Counsel, USAA (09/17-06/19); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-06/19); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

================================================================================

60  | USAA CORNERSTONE EQUITY FUND

================================================================================

AS OF JULY 1, 2019
TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1700
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the USAA AMCO's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and
(iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

================================================================================

       9800 Fredericksburg Road                                   --------------
       San Antonio, TX 78288                                         PRSRT STD
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                                                                       PAID
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================================================================================
97449-0719


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                    May 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Cornerstone Moderately Aggressive Fund

         FUND
        SHARES
        USCRX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

"... LONG-TERM INVESTORS SHOULD NEVER MAKE
DECISIONS IN HASTE. THEY SHOULD MAKE                [PHOTO OF BROOKS ENGLEHARDT]
THOUGHTFUL DECISIONS BASED ON THEIR LONG-TERM
OBJECTIVES, TIME HORIZON, AND RISK TOLERANCE."

--------------------------------------------------------------------------------

JULY 2019

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc. (Victory Holdings), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). In connection with the Transaction, also as previous announced, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019; and Victory Capital became the investment adviser to each USAA Mutual Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION ABOUT CHANGES THAT TOOK EFFECT ON JULY 1, 2019.

Softening global economic conditions and escalating trade tensions rattled investors during the 12-month reporting period ended May 31, 2019. When the reporting period began in June 2018, the global economy was expanding across most regions and countries, led by the U.S. In this environment, stocks generally advanced. In the fixed income market, U.S. Treasury yields rose, as the U.S. Federal Reserve ("Fed") continued to tighten monetary policy.

Signs of trouble emerged during the summer of 2018. The U.S. economic expansion continued, but growth in a number of other economies, including some European countries and China, showed a weakening trend. By the autumn of 2018, investors' fears of a global economic slowdown, combined with harsh U.S.-China trade rhetoric and Brexit-related uncertainty in Europe, sparked a surge in market volatility. Global stocks dropped, with most of the decline occurring in December 2018. At the same time, intermediate- and longer-term yields fell, as investors anticipated a change in Fed monetary policy. Indeed, after having raised short-term interest rates four times during 2018, Fed officials announced in January 2019 that they would "pause," retreating from their earlier plan to raise interest rates in 2019. Stocks rallied in response and by April 2019 had recovered most of the ground they had lost. In May 2019, ongoing trade tensions between the United States and China, as well as President Trump administration's threat to impose tariffs on Mexico, drove a renewed decline in stock prices. In the fixed income market, concerns that trade disputes would seriously undermine global

================================================================================

================================================================================

economic growth pushed down intermediate- and longer-term yields, which ended the reporting period lower than they started. The yield on the 10-year U.S. Treasury note, which began June 2018 at 2.89%, rose to 3.24% on November 8, 2018--its high point of the period--and fell to 2.13% by May 31, 2019.

In the final months of the reporting period, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. A yield-curve inversion warrants attention because it has been a reliable recession indicator. Although recessions do not automatically follow inversions, a downward-sloped yield curve has preceded every U.S. recession since the 1960s. That said, the lag between an inversion and a recession has been inconsistent. At USAA Investments, A Victory Capital Investment Franchise, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years, with no clear pattern to provide useful guidance. And as I write to you, we see no recession on the horizon. First, the U.S. economy continues to grow, albeit at a slower pace than in 2018. Second, the Fed has made clear its commitment to pause its interest rate hikes, and there is a growing belief in the markets that policymakers may even cut interest rates in 2019. (In early June 2019, after the end of the reporting period, Fed Chair Jerome Powell stated that the U.S. central bank was monitoring the escalation in trade tensions and could potentially respond by cutting interest rates if U.S. economic conditions deteriorate.)

At USAA Investments, our team of portfolio managers will continue to monitor the financial markets, economic conditions, the global trade regime, Fed policy, the direction of longer-term interest rates, and other issues that have the potential to affect your investments. In the meantime, I would advise you to ignore media "noise" about such matters. Media "noise" is meant to provoke an emotional reaction, which can lead to hasty decision-making. In my opinion, long-term investors should never make decisions in haste. They should make thoughtful decisions based on their long-term objectives, time horizon, and risk tolerance. Dollar-cost averaging, in which you invest a set amount on a regular basis, is a strategy that can help you stay on track. Another effective strategy is diversification, which can potentially insulate a portfolio from market turbulence or changes in performance leadership.

If you would like to review your portfolio to confirm that it is properly aligned with your investment plan, please contact one of our financial advisors. You might want to make that call before the summer gets fully underway. When we are traveling and spending time with family and friends, it can be tempting to put off decisions on financial matters.

From all of us at USAA Investments, A Victory Capital Investment Franchise, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                          1

INVESTMENT OVERVIEW                                                           5

SHAREHOLDER VOTING RESULTS                                                    9

FINANCIAL INFORMATION

   Distributions to Shareholders                                             10

   Report of Independent Registered
     Public Accounting Firm                                                  11

   Portfolio of Investments                                                  12

   Notes to Portfolio of Investments                                         37

   Financial Statements                                                      43

   Notes to Financial Statements                                             46

   Financial Highlights                                                      65

EXPENSE EXAMPLE                                                              66

ADVISORY AGREEMENT(S)                                                        68

TRUSTEES' AND OFFICERS' INFORMATION                                          89

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

    WASIF A. LATIF                                           LANCE HUMPHREY, CFA
    ARNOLD J. ESPE, CFA

--------------------------------------------------------------------------------

o HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2019?

    The world financial markets produced mixed results, reflecting investors' struggle to assess the shifting outlook for economic growth.

    During the reporting period, large-cap U.S. equities were the best performer among the major asset classes. Domestic stocks performed very well in the first half of the reporting period, during which both economic data and corporate earnings came in above expectations. However, the market sold off sharply in late 2018 due to the combination of worries about U.S. Federal Reserve ("Fed") policy, the trade dispute between the United States and China, and signs of slowing economic growth overseas. Stocks quickly recovered from the downturn, and the main U.S. equity indexes went on to post their best quarter in nearly 10 years during the first three months of 2019. A rapid shift in Fed policy was likely the key catalyst for the rebound. Whereas the markets generally were expecting as late as October 2018 that the Fed would raise interest rates three to four times in 2019, a series of statements from key officials indicated the Fed was in fact likely finished raising interest rates for the forseeable future. The reporting period ended on a down note with a weak showing in May 2019, as stocks lost some of their previous gains due to renewed worries about slowing growth and the failure of the United States and China to resolve their trade impasse.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    The net effect of these sentiment swings was a narrow advance for large-cap U.S. stocks, as gauged by the 3.47% gain of the Russell 1000 Index. The Russell 2000 Index, a measure of performance for smaller companies, lagged considerably with a return of -9.04%.

    Developed-market international equities posted a loss over the 12-month reporting period, largely as a result of the unexpectedly slow growth outside of the United States. In combination with the weakness in foreign currencies versus the U.S. dollar, the slowdown led to a -5.75% return for the MSCI EAFE Index. Emerging-market stocks also closed in negative territory, as gauged by the -8.70% return of the MSCI Emerging Markets Index. Concerns about the global trade outlook and the prospect of slowing growth in the developed world contributed to the underperformance for the asset class.

    Investment-grade bonds, after producing sluggish performance in the first half of the reporting period, staged a strong rally from early November 2018 onward due in part to the Fed's shift toward a more accommodative policy. The gains propelled the Bloomberg Barclays U.S. Aggregate Bond Index to a return of 6.40% for the full reporting period. High-yield bonds also performed reasonably well, as gauged by the 5.93% gain for the ICE BofAML U.S. High Yield Index. Although high-yield issues fell sharply in late 2018 amid the evaporation of investor risk appetites, the category returned to positive territory in early 2019.

o HOW DID THE USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2019, the Fund had a total return of -1.20%. This compares to returns of -1.29% for the MSCI All-Country World Index and 1.99% for the Cornerstone Moderately Aggressive Composite Index.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    Effective July 1, 2019, Victory Capital serves as the Fund's investment adviser. Prior to July 1, 2019, AMCO served as the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    Consistent with the broader market environment, the Fund's allocation to large-cap U.S. equities was the key contributor to performance during the reporting period. The Fund was weighted toward large-cap stocks over small-cap stocks, which aided results. However, our preference for the value style versus growth style was out of step with the market. Performance also was hurt somewhat by favoring international equities over U.S. equities. We believe both developed- and emerging-market equities offer more compelling valuations and greater upside potential than U.S. equities, but this aspect of our approach detracted in the reporting period, given the outperformance of U.S. equities compared to international equities.

    The Fund's bond portfolio performed well and made a meaningful contribution to results. We generated robust performance from our decision to maintain a sizable weighting in long-term U.S. Treasury securities based on our belief that investors were overestimating the potential for accelerating economic growth. Once the economy indeed began to slow in the fourth quarter of 2018, our holdings in government bonds rallied in kind. An allocation to corporate issuers further benefited results at a time of relative strength for credit-sensitive investments. We also would note that the Fund's bond investments fulfilled their role of reducing portfolio volatility at a time of significant swings in equities and other segments of the financial markets. A weighting in high-yield bonds was an additional contributor.

    The majority of the key trends in the market have been in place for a multi-year period, with domestic stocks outperforming bonds, the growth style outpacing value, and U.S. equities exceeding the returns of the foreign markets, to name just a few. Given the persistence of these tendencies, it can be easy for investors to forget that asset class returns

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    tend to run in cycles. We, therefore, prefer to take a long-term view based on the knowledge that even well-established market trends can--and do--shift abruptly. Rather than trying to chase short-term performance, we continue to emphasize diversification, fundamentals, and valuations. We believe this steady approach, rather than one that attempts to respond to the latest headlines, is the most effective way to navigate volatile markets.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things: (1) exchange-traded funds (ETFs); (2) futures, options, and other derivatives;
    (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o ETFs are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

4  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

INVESTMENT OVERVIEW

               o AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 o

--------------------------------------------------------------------------------
                                             1 YEAR        5 YEAR        10 YEAR
--------------------------------------------------------------------------------
USAA Cornerstone Moderately
  Aggressive Fund                            -1.20%         2.57%         7.00%
MSCI All-Country World Index*
  (reflects no deduction for fees,
  expenses, or taxes)                        -1.29%         5.21%         9.39%
Cornerstone Moderately Aggressive
  Composite Index** (reflects no deduction
  for fees, expenses, or taxes)               1.99%         4.79%         8.18%

*The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

**The Cornerstone Moderately Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (34%), the MSCI ACWI ex USA IMI Net (23%), the Bloomberg Barclays U.S. Universal Index (38%), the Bloomberg Commodity Index Total Return (1.5%), the MSCI U.S. Real Estate Investment Trust
(REIT) Index Gross (1.5%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                   [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                 CORNERSTONE
                                                  MODERATELY            USAA CORNERSTONE
                      MSCI ALL-COUNTRY            AGGRESSIVE               MODERATELY
                        WORLD INDEX             COMPOSITE INDEX          AGGRESSIVE FUND
05/31/09                $10,000.00                $10,000.00               $10,000.00
06/30/09                  9,943.93                 10,012.57                10,105.00
07/31/09                 10,819.27                 10,593.99                10,709.00
08/31/09                 11,206.22                 10,890.41                11,046.00
09/30/09                 11,720.33                 11,246.53                11,627.00
10/31/09                 11,539.21                 11,141.95                11,644.00
11/30/09                 12,013.80                 11,498.06                12,010.00
12/31/09                 12,262.58                 11,625.03                12,237.00
01/31/10                 11,732.64                 11,411.02                12,076.00
02/28/10                 11,882.09                 11,571.29                12,261.00
03/31/10                 12,646.50                 12,023.22                12,776.00
04/30/10                 12,667.78                 12,162.91                12,896.00
05/31/10                 11,466.81                 11,532.11                12,225.00
06/30/10                 11,113.54                 11,339.87                11,980.00
07/31/10                 12,017.83                 11,927.03                12,566.00
08/31/10                 11,597.70                 11,714.03                12,369.00
09/30/10                 12,707.21                 12,398.94                13,153.00
10/31/10                 13,166.47                 12,706.20                13,488.00
11/30/10                 12,873.51                 12,585.81                13,381.00
12/31/10                 13,816.22                 13,100.79                13,906.00
01/31/11                 14,033.04                 13,244.50                13,998.00
02/28/11                 14,441.67                 13,510.30                14,386.00
03/31/11                 14,427.24                 13,535.17                14,521.00
04/30/11                 15,017.50                 13,912.15                14,951.00
05/31/11                 14,694.69                 13,823.62                14,792.00
06/30/11                 14,463.15                 13,657.28                14,564.00
07/31/11                 14,227.67                 13,606.46                14,472.00
08/31/11                 13,188.35                 13,104.49                13,709.00
09/30/11                 11,943.20                 12,382.60                12,860.00
10/31/11                 13,222.84                 13,227.52                13,537.00
11/30/11                 12,827.02                 13,030.67                13,482.00
12/31/11                 12,801.10                 13,090.54                13,373.00
01/31/12                 13,545.45                 13,598.28                13,880.00
02/29/12                 14,226.96                 13,991.38                14,235.00
03/31/12                 14,321.42                 14,071.13                14,273.00
04/30/12                 14,157.68                 14,056.04                14,229.00
05/31/12                 12,888.33                 13,397.36                13,614.00
06/30/12                 13,524.87                 13,783.79                13,950.00
07/31/12                 13,710.03                 13,970.69                14,090.00
08/31/12                 14,008.13                 14,173.70                14,324.00
09/30/12                 14,449.33                 14,439.72                14,641.00
10/31/12                 14,353.02                 14,372.91                14,679.00
11/30/12                 14,536.56                 14,480.75                14,761.00
12/31/12                 14,865.82                 14,661.03                14,982.00
01/31/13                 15,550.67                 15,056.56                15,385.00
02/28/13                 15,548.25                 15,112.75                15,372.00
03/31/13                 15,832.53                 15,339.97                15,574.00
04/30/13                 16,284.83                 15,627.35                15,840.00
05/31/13                 16,240.15                 15,548.73                15,723.00
06/30/13                 15,765.47                 15,204.11                15,313.00
07/31/13                 16,520.20                 15,665.21                15,756.00
08/31/13                 16,176.02                 15,426.29                15,509.00
09/30/13                 17,011.53                 15,930.62                15,892.00
10/31/13                 17,695.26                 16,360.33                16,354.00
11/30/13                 17,945.87                 16,490.13                16,445.00
12/31/13                 18,255.46                 16,652.44                16,607.00
01/31/14                 17,525.24                 16,405.70                16,361.00
02/28/14                 18,371.84                 16,933.61                16,900.00
03/31/14                 18,453.53                 16,969.32                16,954.00
04/30/14                 18,629.20                 17,089.29                17,094.00
05/31/14                 19,025.42                 17,368.57                17,333.00
06/30/14                 19,383.63                 17,605.06                17,646.00
07/31/14                 19,148.54                 17,410.23                17,473.00
08/31/14                 19,571.55                 17,757.48                17,746.00
09/30/14                 18,936.88                 17,342.87                17,327.00
10/31/14                 19,070.20                 17,545.51                17,413.00
11/30/14                 19,389.18                 17,742.33                17,593.00
12/31/14                 19,015.04                 17,576.56                17,389.00
01/31/15                 18,717.74                 17,540.43                17,362.00
02/28/15                 19,759.78                 18,065.75                17,826.00
03/31/15                 19,453.62                 17,955.18                17,635.00
04/30/15                 20,018.05                 18,193.11                17,874.00
05/31/15                 19,991.93                 18,207.86                17,928.00
06/30/15                 19,521.28                 17,904.14                17,566.00
07/31/15                 19,690.81                 18,009.52                17,621.00
08/31/15                 18,340.98                 17,295.07                16,809.00
09/30/15                 17,676.51                 16,972.79                16,419.00
10/31/15                 19,063.85                 17,745.56                17,116.00
11/30/15                 18,906.42                 17,658.19                16,986.00
12/31/15                 18,565.46                 17,433.93                16,648.00
01/31/16                 17,445.77                 16,881.27                16,023.00
02/29/16                 17,325.76                 16,881.27                15,967.00
03/31/16                 18,609.74                 17,720.27                16,690.00
04/30/16                 18,884.44                 17,931.14                16,873.00
05/31/16                 18,908.24                 17,992.11                16,908.00
06/30/16                 18,793.78                 18,085.67                17,041.00
07/31/16                 19,603.67                 18,593.88                17,512.00
08/31/16                 19,669.63                 18,623.63                17,533.00
09/30/16                 19,790.14                 18,699.98                17,610.00
10/31/16                 19,454.22                 18,426.96                17,350.00
11/30/16                 19,602.06                 18,439.86                17,252.00
12/31/16                 20,025.51                 18,703.55                17,437.00
01/31/17                 20,573.11                 19,009.39                17,766.00
02/28/17                 21,150.25                 19,391.84                18,082.00
03/31/17                 21,408.92                 19,492.70                18,247.00
04/30/17                 21,742.62                 19,722.01                18,447.00
05/31/17                 22,222.75                 19,986.01                18,698.00
06/30/17                 22,323.80                 20,060.26                18,763.00
07/31/17                 22,947.63                 20,410.67                19,049.00
08/31/17                 23,035.57                 20,519.97                19,164.00
09/30/17                 23,480.60                 20,750.08                19,358.00
10/31/17                 23,968.19                 21,007.51                19,601.00
11/30/17                 24,432.19                 21,262.24                19,795.00
12/31/17                 24,826.09                 21,494.68                20,049.00
01/31/18                 26,226.64                 22,077.77                20,582.00
02/28/18                 25,125.20                 21,430.56                19,902.00
03/31/18                 24,587.39                 21,295.35                19,848.00
04/30/18                 24,822.16                 21,327.15                19,856.00
05/31/18                 24,853.12                 21,501.88                19,918.00
06/30/18                 24,718.59                 21,446.60                19,791.00
07/31/18                 25,464.04                 21,819.56                20,093.00
08/31/18                 25,664.02                 22,014.14                20,180.00
09/30/18                 25,775.76                 21,999.04                20,148.00
10/31/18                 23,844.15                 20,941.77                19,099.00
11/30/18                 24,192.88                 21,183.96                19,282.00
12/31/18                 22,488.86                 20,354.08                18,562.00
01/31/19                 24,264.58                 21,478.82                19,556.00
02/28/19                 24,913.63                 21,839.90                19,778.00
03/31/19                 25,226.85                 22,142.69                19,966.00
04/30/19                 26,078.70                 22,592.30                20,270.00
05/31/19                 24,531.72                 21,929.69                19,679.00

                                   [END CHART]

                   Data from 5/31/09 through 5/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderately Aggressive Fund to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

6  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

                         O TOP 10 HOLDINGS* - 5/31/19 O
                                (% of Net Assets)

Vanguard FTSE Developed Markets ETF ......................................  4.3%
iShares iBoxx $ High Yield Corporate Bond ETF ............................  3.6%
iShares Core MSCI EAFE ETF  ..............................................  3.5%
U.S. Treasury Bond, 3.13%, 8/15/44 .......................................  3.3%
Schwab Fundamental International Large Company Index ETF .................  2.9%
Vanguard FTSE Europe ETF .................................................  2.8%
iShares Core MSCI Emerging Markets ETF ...................................  2.7%
iShares Core S&P 500 ETF .................................................  2.4%
U.S. Treasury Bond, 3.00%, 5/15/45 .......................................  2.3%
Vanguard Real Estate ETF .................................................  2.3%

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                       o ASSET ALLOCATION* - 5/31/19 o
                              (% of Net Assets)

                       [PIE CHART OF ASSET ALLOCATION]

INTERNATIONAL EQUITY SECURITIES                                            25.6%
U.S. EQUITY SECURITIES                                                     24.4%
U.S. TREASURY SECURITIES                                                   15.7%
FIXED-INCOME EXCHANGE-TRADED FUNDS                                         11.1%
U.S. GOVERNMENT AGENCY ISSUES                                               8.8%
CORPORATE OBLIGATIONS                                                       4.3%
GLOBAL REAL ESTATE EQUITY SECURITIES                                        3.2%
MONEY MARKET INSTRUMENTS                                                    2.4%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            1.3%
ASSET-BACKED SECURITIES                                                     1.2%
EURODOLLAR AND YANKEE OBLIGATIONS                                           0.9%
COMMERCIAL MORTGAGE SECURITIES                                              0.6%
CONVERTIBLE SECURITIES                                                      0.2%
BANK LOANS                                                                  0.1%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%

                                   [END CHART]

*Does not include futures and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

8  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust (Trust). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby AMCO was acquired by Victory Holdings, the parent company of Victory Capital.

                            NUMBER OF SHARES VOTING
-------------------------------------------------------------------------------
   FOR                                AGAINST                           ABSTAIN
-------------------------------------------------------------------------------
62,597,257                           6,663,115                        5,502,901

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested trustee" as defined in the Investment Company Act of 1940, as amended (1940
Act); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                           NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                            FOR                         VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown                 8,299,565,565                     820,887,736
John C. Walters                8,317,935,885                     802,517,416

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2019:

 DIVIDEND RECEIVED
DEDUCTION (CORPORATE          LONG-TERM CAPITAL GAIN          QUALIFIED INTEREST
  SHAREHOLDERS)(1)                DISTRIBUTIONS(2)                 INCOME
--------------------------------------------------------------------------------
      17.38%                       $86,725,000                  $19,052,000
--------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

For the fiscal year ended May 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
USAA CORNERSTONE MODERATELY AGGRESSIVE FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderately Aggressive Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                        /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 23, 2019

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2019

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                       COUPON                               VALUE
(000)          SECURITY                                                       RATE            MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
               BONDS (43.0%)

               ASSET-BACKED SECURITIES (1.2%)

               ASSET BACKED SECURITIES (1.2%)
               ------------------------------
               AUTOMOBILE ABS (0.8%)
$        571   Americredit Automobile Receivables Trust                       3.15%           3/20/2023      $      578
       4,640   Americredit Automobile Receivables Trust                       3.50            1/18/2024           4,760
       1,017   Avis Budget Rental Car Funding AESOP, LLC(a)                   2.96            7/20/2020           1,016
         644   Avis Budget Rental Car Funding AESOP, LLC(a)                   3.75            7/20/2020             645
       4,530   Avis Budget Rental Car Funding AESOP, LLC(a)                   2.50            2/20/2021           4,526
       2,665   Credit Acceptance Auto Loan Trust(a)                           4.29           11/15/2024           2,671
       2,701   Credit Acceptance Auto Loan Trust(a)                           3.55            8/15/2027           2,753
       4,600   OSCAR U.S. Funding Trust IX, LLC(a)                            3.63            9/10/2025           4,761
                                                                                                             ----------
                                                                                                                 21,710
                                                                                                             ----------
               CREDIT CARD ABS (0.1%)
       2,648   Synchrony Credit Card Master Note Trust                        2.95            5/15/2024           2,639
                                                                                                             ----------
               OTHER ABS (0.2%)
       2,320   Element Rail Leasing I, LLC(a)                                 3.67            4/19/2044           2,395
         726   NP SPE II, LLC(a)                                              3.37           10/21/2047             739
       1,504   SCF Equipment Leasing, LLC(a)                                  3.41           12/20/2023           1,515
                                                                                                             ----------
                                                                                                                  4,649
                                                                                                             ----------
               STUDENT LOAN ABS (0.1%)
       1,800   Navient Student Loan Trust (1 mo. LIBOR + 1.50%)               3.93(b)         8/25/2050           1,792
       2,094   SLM Student Loan Trust (3 mo. LIBOR + 0.22%)                   2.80(b)         1/25/2041           1,947
         754   SLM Student Loan Trust (3 mo. LIBOR + 0.55%)                   3.13(b)        10/25/2065             716
                                                                                                             ----------
                                                                                                                  4,455
                                                                                                             ----------
               Total Asset Backed Securities                                                                     33,453
                                                                                                             ----------
               Total Asset-Backed Securities (cost: $32,805)                                                     33,453
                                                                                                             ----------

================================================================================

12  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE              MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------
               BANK LOANS (0.1%)(c)

               CONSUMER, CYCLICAL (0.1%)
               -------------------------
               RETAIL (0.1%)
$      3,502   Academy, Ltd. (1 mo. LIBOR + 4.00%)                           6.44%            7/01/2022      $    2,543
       1,801   Academy, Ltd. (1 mo. LIBOR + 4.00%)                           6.48             7/01/2022           1,314
                                                                                                             ----------
               Total Consumer, Cyclical                                                                           3,857
                                                                                                             ----------
               Total Bank Loans (cost: $4,398)                                                                    3,857
                                                                                                             ----------

               COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

               MORTGAGE SECURITIES (0.1%)
               --------------------------
               WHOLE LOAN COLLATERAL CMO (0.1%)
         410   Sequoia Mortgage Trust (1 mo. LIBOR + 0.90%)                  3.34(b)          9/20/2033             404
         567   Structured Asset Mortgage Investments
                 Trust (1 mo. LIBOR + 0.50%)                                 2.94(b)          7/19/2035             546
         449   Wells Fargo Mortgage Backed Securities Trust                  5.16(e)          4/25/2035             450
                                                                                                             ----------
               Total Mortgage Securities                                                                          1,400
                                                                                                             ----------
               Total Collateralized Mortgage Obligations (cost: $1,406)                                           1,400
                                                                                                             ----------

               COMMERCIAL MORTGAGE SECURITIES (0.6%)

               MORTGAGE SECURITIES (0.6%)
               --------------------------
               COMMERCIAL MBS (0.6%)
       3,874   Banc of America Commercial Mortgage Trust                     5.66(e)          7/10/2044           1,453
         130   Banc of America Commercial Mortgage Trust                     6.57(e)          2/10/2051             130
         181   Bear Stearns Commercial Mortgage Securities Trust(a)          5.66(e)          9/11/2041             180
       2,320   BT-h21 Mortgage-Backed Securities Trust
                 (1 mo. LIBOR + 2.50%)(a)                                    4.81(b)         10/07/2021           2,323
          74   Credit Suisse Commercial Mortgage Trust
                 (1 mo. LIBOR + 0.19%)                                       2.62(b)          2/15/2040              72
      28,580   CSAIL Commercial Mortgage Trust(f)                            1.79(e)          1/15/2049           2,420
       7,800   FREMF Mortgage Trust(a)                                       3.51(e)          8/25/2045           7,787
         899   GE Capital Commercial Mortgage Corp.                          5.61(e)         12/10/2049             772
       1,225   GMAC Commercial Mortgage Securities, Inc.                     4.98(e)         12/10/2041           1,226
      22,888   UBS Commercial Mortgage Trust(a),(f)                          2.06(e)          5/10/2045           1,079
                                                                                                             ----------
               Total Mortgage Securities                                                                         17,442
                                                                                                             ----------
               Total Commercial Mortgage Securities (cost: $19,500)                                              17,442
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE              MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------
               CONVERTIBLE SECURITIES (0.2%)

               BASIC MATERIALS (0.2%)
               ----------------------
               MINING (0.2%)
$      1,130   Hycroft Mining Corp.(g),(h),(i),(j)                          15.00%(k)        10/22/2020      $       34
       5,800   Pretium Resources, Inc.                                       2.25             3/15/2022           5,474
                                                                                                             ----------
               Total Basic Materials                                                                              5,508
                                                                                                             ----------
               Total Convertible Securities (cost: $6,682)                                                        5,508
                                                                                                             ----------

               CORPORATE OBLIGATIONS (4.3%)

               COMMUNICATIONS (0.2%)
               ---------------------
               TELECOMMUNICATIONS (0.2%)
       4,000   Hughes Satellite Systems Corp.(l)                             6.50             6/15/2019           4,000
                                                                                                             ----------
               CONSUMER, CYCLICAL (0.4%)
               -------------------------
               AUTO MANUFACTURERS (0.4%)
       5,700   Harley-Davidson Financial Services, Inc.(a),(l)               3.55             5/21/2021           5,756
       5,700   Hyundai Capital America(a),(l)                                3.75             7/08/2021           5,797
                                                                                                             ----------
               Total Consumer, Cyclical                                                                          11,553
                                                                                                             ----------
               CONSUMER, NON-CYCLICAL (0.1%)
               -----------------------------
               HEALTHCARE-SERVICES (0.1%)
       5,600   Community Health Systems, Inc.(l)                             6.88             2/01/2022           3,752
                                                                                                             ----------
               ENERGY (0.6%)
               -------------
               PIPELINES (0.6%)
       1,300   ENBRIDGE ENERGY Partners, LP(l)                               7.38            10/15/2045           1,865
       3,530   Energy Transfer Operating, LP (3 mo. LIBOR + 3.02%)(l)        5.60(b)         11/01/2066           2,815
         500   Enterprise TE Partners, LP (3 mo. LIBOR + 2.78%)              5.30(b)          6/01/2067             457
       5,600   EQM Midstream Partners, LP(l)                                 4.75             7/15/2023           5,715
       2,352   Southern Union Co. (3 mo. LIBOR + 3.02%)                      5.60(b)         11/01/2066           1,829
       2,550   Tallgrass Energy Partners, LP / Tallgrass
               Energy Finance Corp.(a),(l)                                   5.50             9/15/2024           2,614
                                                                                                             ----------
               Total Energy                                                                                      15,295
                                                                                                             ----------
               FINANCIAL (2.4%)
               ----------------
               BANKS (0.6%)
       1,000   Allfirst Preferred Capital Trust (3 mo.LIBOR + 1.50%)         4.10(b)          7/15/2029             936
       2,700   Compass Bank(l)                                               3.88             4/10/2025           2,742
       4,000   First Maryland Capital I (3 mo. LIBOR +1.00%)                 3.60(b)          1/15/2027           3,704

================================================================================

14  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE              MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------
$      2,000   Huntington Capital (3 mo. LIBOR + 0.63%)                      3.24%(b)         6/15/2028      $    1,772
       6,039   Manufacturers & Traders Trust Co. (3 mo. LIBOR + 0.64%)       3.16(b)         12/01/2021           6,037
       1,000   SunTrust Capital I (3 mo. LIBOR + 0.67%)                      3.19(b)          5/15/2027             933
                                                                                                             ----------
                                                                                                                 16,124
                                                                                                             ----------
               DIVERSIFIED FINANCIAL SERVICES (0.3%)
       9,000   Cullen/Frost Capital Trust II (3 mo. LIBOR + 1.55%)           4.07(b)          3/01/2034           7,781
                                                                                                             ----------
               INSURANCE (1.3%)
       5,900   Allstate Corp. (3 mo. LIBOR + 2.94%)(l)                       5.75(m)          8/15/2053           6,058
       3,607   AmTrust Financial Services, Inc.(l)                           6.13             8/15/2023           3,506
       5,750   Athene Holding Ltd.(l)                                        4.13             1/12/2028           5,643
       4,550   HSB Group, Inc. (3 mo. LIBOR + 0.91%)                         3.51(b)          7/15/2027           3,918
      11,510   Nationwide Mutual Insurance Co. (3 mo. LIBOR + 2.29%)(a),(l)  4.90(b)         12/15/2024          11,484
       5,400   Prudential Financial, Inc. (3 mo. LIBOR + 3.92%)(l)           5.63(m)          6/15/2043           5,598
                                                                                                             ----------
                                                                                                                 36,207
                                                                                                             ----------
               INVESTMENT COMPANIES (0.2%)
       5,950   Ares Capital Corp.(l)                                         3.63             1/19/2022           5,982
                                                                                                             ----------
               REITS (0.0%)
       1,000   Sabra Health Care, LP(l)                                      5.13             8/15/2026           1,016
                                                                                                             ----------
               Total Financial                                                                                   67,110
                                                                                                             ----------
               INDUSTRIAL (0.5%)
               -----------------
               ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
         800   Artesyn Embedded Technologies, Inc.(a),(l)                    9.75            10/15/2020             816
                                                                                                             ----------
               MISCELLANEOUS MANUFACTURERS (0.1%)
       1,725   General Electric Co.(l)                                       5.50             1/08/2020           1,752
                                                                                                             ----------
               TRANSPORTATION (0.4%)
       5,325   BNSF Funding Trust I (3 mo. LIBOR + 2.35%)                    6.61(m)         12/15/2055           5,707
       5,750   Ryder System, Inc.(l)                                         3.50             6/01/2021           5,834
                                                                                                             ----------
                                                                                                                 11,541
                                                                                                             ----------
               Total Industrial                                                                                  14,109
                                                                                                             ----------
               UTILITIES (0.1%)
               ----------------
               ELECTRIC (0.1%)
       3,800   NextEra Energy Capital Holdings, Inc.(l)                      3.34             9/01/2020           3,836
                                                                                                             ----------
               Total Corporate Obligations (cost: $117,315)                                                     119,655
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE              MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------
               EURODOLLAR AND YANKEE OBLIGATIONS (0.9%)

               BASIC MATERIALS (0.2%)
               ----------------------
               CHEMICALS (0.1%)
$        500   Braskem Finance Ltd.(l)                                       6.45%            2/03/2024      $      539
                                                                                                             ----------
               MINING (0.1%)
       3,000   Newcrest Finance Pty. Ltd.(a),(l)                             4.45            11/15/2021           3,106
                                                                                                             ----------
               Total Basic Materials                                                                              3,645
                                                                                                             ----------
               CONSUMER, CYCLICAL (0.2%)
               -------------------------
               AUTO MANUFACTURERS (0.2%)
       5,700   BMW U.S. Capital, LLC(a),(l)                                  3.25             8/14/2020           5,742
                                                                                                             ----------
               ENERGY (0.3%)
               -------------
               OIL & GAS (0.2%)
       5,800   Petroleos Mexicanos(l)                                        5.38             3/13/2022           5,994
                                                                                                             ----------
               OIL & GAS SERVICES (0.0%)
         111   Schahin II Finance Co. SPV Ltd.(a),(g),(i)                    8.00             5/25/2020             103
       4,465   Schahin II Finance Co. SPV Ltd.(a),(h),(n)                    5.88             9/25/2023             469
                                                                                                             ----------
                                                                                                                    572
                                                                                                             ----------
               PIPELINES (0.1%)
       1,400   Transcanada Trust (3 mo. LIBOR + 3.53%)(l)                    5.63(m)          5/20/2075           1,374
                                                                                                             ----------
               Total Energy                                                                                       7,940
                                                                                                             ----------
               FINANCIAL (0.2%)
               ----------------
               INSURANCE (0.2%)
       5,900   QBE Capital Funding III Ltd. (USD Swap
                 Semi-Annual 30/360 10 YR + 4.05%)(a),(l)                    7.25(m)          5/24/2041           6,226
                                                                                                             ----------
               Total Eurodollar and Yankee Obligations (cost: $26,220)                                           23,553
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-----------------------------------------------------------------------------------------------------------------------
               FIXED-INCOME EXCHANGE-TRADED FUNDS (11.1%)
     277,500   Invesco Fundamental High Yield Corporate Bond ETF                                                  5,134
     201,930   iShares 20+ Year Treasury Bond ETF(o)                                                             26,620
      50,000   iShares 7-10 Year Treasury Bond ETF(o) "B"                                                         5,445
     178,840   iShares Core U.S. Aggregate Bond ETF                                                              19,744
   1,192,920   iShares iBoxx $High Yield Corporate Bond ETF(o)                                                  101,279

================================================================================

16  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
     407,760   Shares iBoxx $Investment Grade Corporate Bond ETF                                             $   49,270
     906,900   Vanguard Mortgage-Backed Securities ETF                                                           47,712
     100,700   Vanguard Short-Term Bond ETF(o)                                                                    8,069
     422,700   Vanguard Total Bond Market ETF                                                                    34,763
     205,000   Xtrackers USD High Yield Corporate Bond ETF                                                       10,037
                                                                                                             ----------
               Total Fixed-Income Exchange-Traded Funds (cost: $303,126)                                        308,073
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                       COUPON
(000)                                                                         RATE            MATURITY
-----------------------------------------------------------------------------------------------------------------------
               MUNICIPAL OBLIGATIONS (0.0%)

               TEXAS (0.0%)
$        150   Ector County Hospital District                                6.80%            9/15/2025             153
         300   Ector County Hospital District                                7.18             9/15/2035             303
                                                                                                             ----------
                                                                                                                    456
                                                                                                             ----------
               Total Municipal Obligations (cost: $454)                                                             456
                                                                                                             ----------

               U.S. GOVERNMENT AGENCY ISSUES (8.8%)(p)

               COMMERCIAL MBS (1.5%)
       3,750   Fannie Mae(+)                                                 2.15             1/25/2023           3,729
      14,000   Freddie Mac(+)                                                3.00            12/25/2025          14,456
       8,400   Freddie Mac(+)                                                3.33(e)          5/25/2025           8,816
       9,000   Freddie Mac(+)                                                3.51             4/25/2030           9,570
       4,285   Freddie Mac(+)                                                3.70(e)          1/25/2033           4,635
                                                                                                             ----------
                                                                                                                 41,206
                                                                                                             ----------
               FGLMC COLLATERAL (7.1%)
      12,975   Freddie Mac(+)                                                3.00             4/01/2046          13,103
      34,743   Freddie Mac(+)                                                3.00             6/01/2046          35,081
       3,945   Freddie Mac(+)                                                3.00             8/01/2046           3,984
      12,140   Freddie Mac(+)                                                3.00             1/01/2047          12,239
      11,842   Freddie Mac(+)                                                3.00             1/01/2047          11,940
      36,580   Freddie Mac(+)                                                3.00             3/01/2047          36,871
       7,913   Freddie Mac(+)                                                3.00             4/01/2047           7,977
      24,320   Freddie Mac(+)                                                3.00             4/01/2047          24,533
      13,331   Freddie Mac(+)                                                3.00             6/01/2047          13,438
      20,674   Freddie Mac(+)                                                3.50             4/01/2046          21,174
       7,466   Freddie Mac(+)                                                3.50             4/01/2048           7,641
       9,211   Freddie Mac(+)                                                4.00             7/01/2048           9,548
                                                                                                             ----------
                                                                                                                197,529
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                       COUPON                               VALUE
(000)          SECURITY                                                       RATE            MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
               GNMA Collateral (0.0%)
$          4   Ginnie Mae I Pool                                             6.50%            4/15/2024      $        4
                                                                                                             ----------
               UMBS Collateral (0.2%)(q)
       5,380   Fannie Mae (+)                                                4.00            11/01/2045           5,582
                                                                                                             ----------
               Total U.S. Government Agency Issues (cost: $242,244)                                             244,321
                                                                                                             ----------

               U.S. TREASURY SECURITIES (15.7%)

               BONDS (7.0%)
      15,820   U.S. Treasury Bond (STRIPS Principal) (Zero Coupon)           0.00             8/15/2044           8,202
      15,000   U.S. Treasury Bond                                            3.00            11/15/2044          16,225
      59,700   U.S. Treasury Bond                                            3.00             5/15/2045          64,660
       5,000   U.S. Treasury Bond                                            3.00             5/15/2047           5,422
       7,000   U.S. Treasury Bond                                            3.00             2/15/2049           7,606
      82,200   U.S. Treasury Bond                                            3.13             8/15/2044          90,793
                                                                                                             ----------
                                                                                                                192,908
                                                                                                             ----------
               INFLATION-INDEXED NOTES (0.9%)
      25,737   Inflation-Index Note                                          0.13             4/15/2021          25,488
                                                                                                             ----------
               NOTES (7.8%)
      63,000   U.S. Treasury Note(r)                                         1.13             2/28/2021          62,060
       1,970   U.S. Treasury Note                                            1.63             8/15/2022           1,953
         390   U.S. Treasury Note                                            1.63            11/15/2022             386
      29,000   U.S. Treasury Note                                            1.63             4/30/2023          28,678
      52,000   U.S. Treasury Note                                            1.63             2/15/2026          50,709
       6,000   U.S. Treasury Note                                            1.88             7/31/2022           5,995
       1,000   U.S. Treasury Note                                            2.25            11/15/2024           1,014
       5,000   U.S. Treasury Note                                            2.25            11/15/2025           5,070
      30,800   U.S. Treasury Note                                            2.25            11/15/2027          31,150
       1,800   U.S. Treasury Note                                            2.38             8/15/2024           1,837
       8,100   U.S. Treasury Note                                            2.38             5/15/2027           8,280
      10,000   U.S. Treasury Note                                            2.50             6/30/2020          10,030
       1,000   U.S. Treasury Note                                            2.75            11/15/2023           1,035
       7,800   U.S. Treasury Note                                            2.75             2/15/2028           8,195
                                                                                                             ----------
                                                                                                                216,392
                                                                                                             ----------
               Total U.S. Treasury Securities (cost: $416,965)                                                  434,788
                                                                                                             ----------
               Total Bonds (cost: $1,171,115)                                                                 1,192,506
                                                                                                             ----------

================================================================================

18  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
               INTERNATIONAL EQUITY SECURITIES (25.6%)

               COMMON STOCKS (0.2%)

               CONSUMER, CYCLICAL (0.0%)
               -------------------------
               AUTO PARTS & EQUIPMENT (0.0%)
      24,460   Autoliv, Inc.                                                                                 $    1,506
                                                                                                             ----------

               CONSUMER, NON-CYCLICAL (0.1%)
               -----------------------------
               PHARMACEUTICALS (0.1%)
      12,530   Jazz Pharmaceuticals plc(s)                                                                        1,573
                                                                                                             ----------
               INDUSTRIAL (0.1%)
               -----------------
               ELECTRONICS (0.1%)
      41,190   TE Connectivity Ltd.                                                                               3,469
                                                                                                             ----------
               TECHNOLOGY (0.0%)
               -----------------
               SEMICONDUCTORS (0.0%)
      10,720   Kulicke & Soffa Industries, Inc.                                                                     208
                                                                                                             ----------
               Total Common Stocks (cost: $7,063)                                                                 6,756
                                                                                                             ----------

               EXCHANGE-TRADED FUNDS (25.1%)
     527,552   Invesco FTSE RAFI Developed Markets ex-US ETF                                                     20,596
   1,361,600   Invesco FTSE RAFI Emerging Markets ETF                                                            28,035
   1,610,315   iShares Core MSCI EAFE ETF                                                                        95,637
   1,532,210   iShares Core MSCI Emerging Markets ETF                                                            75,262
     258,500   iShares Edge MSCI Min Vol EAFE ETF                                                                18,364
     260,200   iShares Edge MSCI Min Vol Emerging Markets ETF                                                    14,857
   1,655,000   iShares MSCI Canada ETF                                                                           45,231
     617,520   iShares MSCI United Kingdom ETF(o)                                                                19,569
   2,076,900   Schwab Fundamental Emerging Markets Large Company Index ETF                                       56,803
   2,993,200   Schwab Fundamental International Large Company Index ETF                                          79,410
     593,600   Schwab Fundamental International Small Company Index ETF                                          17,784
     107,983   SPDR S&P Emerging Markets SmallCap ETF                                                             4,660
      68,000   USAA MSCI Emerging Markets Value Momentum Blend Index ETF(t)                                       2,888
     241,890   Vanguard FTSE All-World ex-US ETF                                                                 11,785
   2,965,000   Vanguard FTSE Developed Markets ETF                                                              118,126
   1,498,400   Vanguard FTSE Europe ETF                                                                          78,741
     202,622   WisdomTree Emerging Markets SmallCap Dividend Fund                                                 9,102
                                                                                                             ----------
               Total Exchange-Traded Funds (cost: $659,381)                                                     696,850
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
               PREFERRED STOCKS (0.3%)

               FINANCIAL (0.3%)
               ----------------
               INSURANCE (0.3%)
     309,253   Delphi Financial Group, Inc., cumulative redeemable, 5.71%,
                 (3 mo. LIBOR + 3.19%)(b),(h) (cost: $7,389)                                                 $    7,190
                                                                                                             ----------
               Total International Equity Securities (cost: $673,833)                                           710,796
                                                                                                             ----------
               U.S. EQUITY SECURITIES (24.4%)

               COMMON STOCKS (19.9%)

               BASIC MATERIALS (0.2%)
               ----------------------
               CHEMICALS (0.1%)
      14,310   Huntsman Corp.                                                                                       249
      23,170   LyondellBasell Industries N.V. "A"                                                                 1,720
       6,090   Rayonier Advanced Materials, Inc.                                                                     40
                                                                                                             ----------
                                                                                                                  2,009
                                                                                                             ----------
               FOREST PRODUCTS & PAPER (0.1%)
      81,280   International Paper Co.                                                                            3,371
      34,130   Resolute Forest Products, Inc.                                                                       219
      12,010   Schweitzer-Mauduit International, Inc.                                                               376
                                                                                                             ----------
                                                                                                                  3,966
                                                                                                             ----------
               Total Basic Materials                                                                              5,975
                                                                                                             ----------
               COMMUNICATIONS (2.5%)
               ---------------------
               ADVERTISING (0.2%)
     102,100   Interpublic Group of Companies, Inc.                                                               2,166
      54,610   Omnicom Group, Inc.                                                                                4,225
                                                                                                             ----------
                                                                                                                  6,391
                                                                                                             ----------
               INTERNET (0.3%)
       1,650   Alphabet, Inc. "A"(s)                                                                              1,826
      13,810   CDW Corp.                                                                                          1,359
       9,840   F5 Networks, Inc.(s)                                                                               1,300
       8,280   IAC/InterActiveCorp(s)                                                                             1,829
      25,060   NIC, Inc.                                                                                            400
       2,130   Stamps.com, Inc.(s)                                                                                   71
                                                                                                             ----------
                                                                                                                  6,785
                                                                                                             ----------
               MEDIA (0.8%)
     186,700   Altice USA, Inc. "A"                                                                               4,386
     113,720   CBS Corp. "B"                                                                                      5,490

================================================================================

20  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
     109,340   Comcast Corp. "A"                                                                             $    4,483
      98,000   DISH Network Corp. "A"(s)                                                                          3,539
      62,010   Entravision Communications Corp. "A"                                                                 182
       5,730   Sinclair Broadcast Group, Inc. "A"                                                                   308
     266,390   Sirius XM Holdings, Inc.                                                                           1,415
      73,490   Viacom, Inc. "B"                                                                                   2,133
                                                                                                             ----------
                                                                                                                 21,936
                                                                                                             ----------
               TELECOMMUNICATIONS (1.2%)
      99,660   AT&T, Inc.                                                                                         3,048
      11,200   Ciena Corp.(s)                                                                                       391
     159,950   Cisco Systems, Inc.                                                                                8,322
     154,590   Corning, Inc.                                                                                      4,458
       3,460   InterDigital, Inc.                                                                                   220
      75,520   Juniper Networks, Inc.                                                                             1,859
       3,250   Shenandoah Telecommunications Co.                                                                    131
      37,150   T-Mobile US, Inc.(s)                                                                               2,728
     223,680   Verizon Communications, Inc.                                                                      12,157
      10,060   Vonage Holdings Corp.(s)                                                                             119
                                                                                                             ----------
                                                                                                                 33,433
                                                                                                             ----------
               Total Communications                                                                              68,545
                                                                                                             ----------
               CONSUMER, CYCLICAL (2.8%)
               -------------------------
               AIRLINES (0.2%)
      46,250   Delta Air Lines, Inc.                                                                              2,382
      33,320   Southwest Airlines Co.                                                                             1,586
      21,020   United Continental Holdings, Inc.(s)                                                               1,632
                                                                                                             ----------
                                                                                                                  5,600
                                                                                                             ----------
               APPAREL (0.1%)
       5,870   Carter's, Inc.                                                                                       494
      39,590   NIKE, Inc. "B"                                                                                     3,054
                                                                                                             ----------
                                                                                                                  3,548
                                                                                                             ----------
               AUTO MANUFACTURERS (0.1%)
      50,820   General Motors Co.                                                                                 1,694
      18,700   Wabash National Corp.                                                                                253
                                                                                                             ----------
                                                                                                                  1,947
                                                                                                             ----------
               AUTO PARTS & EQUIPMENT (0.2%)
       8,970   Allison Transmission Holdings, Inc.                                                                  371
      40,900   BorgWarner, Inc.                                                                                   1,451
      26,690   Dana, Inc.                                                                                           389
      13,380   Lear Corp.                                                                                         1,593
      16,490   Meritor, Inc.(s)                                                                                     333

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
       6,610   Methode Electronics, Inc.                                                                     $      163
       9,790   Tenneco, Inc. "A"                                                                                     97
                                                                                                             ----------
                                                                                                                  4,397
                                                                                                             ----------
               DISTRIBUTION/WHOLESALE (0.2%)
      87,480   Fastenal Co.                                                                                       2,676
       5,110   KAR Auction Services, Inc.                                                                           287
       6,240   WESCO International, Inc.(s)                                                                         292
       4,910   WW Grainger, Inc.                                                                                  1,285
                                                                                                             ----------
                                                                                                                  4,540
                                                                                                             ----------
               ENTERTAINMENT (0.1%)
      53,210   Live Nation Entertainment, Inc.(s)                                                                 3,236
         680   Red Rock Resorts, Inc. "A"                                                                            14
                                                                                                             ----------
                                                                                                                  3,250
                                                                                                             ----------
               HOME BUILDERS (0.1%)
         550   NVR, Inc.(s)                                                                                       1,761
      36,140   PulteGroup, Inc.                                                                                   1,120
                                                                                                             ----------
                                                                                                                  2,881
                                                                                                             ----------
               HOME FURNISHINGS (0.0%)
       7,360   Ethan Allen Interiors, Inc.                                                                          156
                                                                                                             ----------
               LEISURE TIME (0.2%)
       3,850   Brunswick Corp.                                                                                      160
      36,610   Carnival Corp.                                                                                     1,874
      64,440   Harley-Davidson, Inc.                                                                              2,108
      30,590   Norwegian Cruise Line Holdings Ltd.(s)                                                             1,674
                                                                                                             ----------
                                                                                                                  5,816
                                                                                                             ----------
               LODGING (0.0%)
      28,120   Las Vegas Sands Corp.                                                                              1,547
                                                                                                             ----------
               OFFICE FURNISHINGS (0.0%)
       8,060   Herman Miller, Inc.                                                                                  286
      12,470   Knoll, Inc.                                                                                          245
      20,590   Steelcase, Inc. "A"                                                                                  330
                                                                                                             ----------
                                                                                                                    861
                                                                                                             ----------
               RETAIL (1.5%)
       2,650   Asbury Automotive Group, Inc.(s)                                                                     197
      32,280   Best Buy Co., Inc.                                                                                 2,023
       4,320   Big Lots, Inc.                                                                                       119
      18,710   Bloomin' Brands, Inc.                                                                                361
       7,060   Buckle, Inc.(o)                                                                                      106
       2,460   Cracker Barrel Old Country Store, Inc.                                                               387

================================================================================

22  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
      25,790   Del Taco Restaurants, Inc.(s)                                                                 $      279
       6,140   Dick's Sporting Goods, Inc.                                                                          212
       5,470   Foot Locker, Inc.                                                                                    215
      94,220   Gap, Inc.                                                                                          1,760
       4,050   Group 1 Automotive, Inc.                                                                             292
      14,520   Home Depot, Inc.                                                                                   2,757
      34,980   Kohl's Corp.                                                                                       1,725
       5,730   La-Z-Boy, Inc.                                                                                       185
       2,460   Lithia Motors, Inc. "A"                                                                              281
      27,590   Lowe's Cos, Inc.                                                                                   2,574
       9,100   Lululemon Athletica, Inc.(s)                                                                       1,507
      74,690   Macy's, Inc.                                                                                       1,536
      11,930   McDonald's Corp.                                                                                   2,365
       4,470   MSC Industrial Direct Co., Inc. "A"                                                                  316
       3,050   Nu Skin Enterprises, Inc. "A"                                                                        142
       6,180   O'Reilly Automotive, Inc.(s)                                                                       2,295
       4,070   Penske Automotive Group, Inc.                                                                        174
     147,920   Qurate Retail, Inc.(s)                                                                             1,853
      28,040   Ross Stores, Inc.                                                                                  2,608
       8,400   Rush Enterprises, Inc. "A"                                                                           296
      46,010   Starbucks Corp.                                                                                    3,500
      58,680   TJX Companies, Inc.                                                                                2,951
      22,040   Tractor Supply Co.                                                                                 2,221
       6,700   Ulta Salon Cosmetics & Fragrance, Inc.(s)                                                          2,234
       7,660   Urban Outfitters, Inc.(s)                                                                            172
      57,170   Walgreens Boots Alliance, Inc.                                                                     2,821
       4,450   Williams-Sonoma, Inc.                                                                                260
                                                                                                             ----------
                                                                                                                 40,724
                                                                                                             ----------
               TEXTILES (0.1%)
      17,110   Mohawk Industries, Inc.(s)                                                                         2,319
                                                                                                             ----------
               Total Consumer, Cyclical                                                                          77,586
                                                                                                             ----------
               CONSUMER, NON-CYCLICAL (4.8%)
               ----------------------------
               AGRICULTURE (0.1%)
      48,850   Altria Group, Inc.                                                                                 2,397
                                                                                                             ----------
               BEVERAGES (0.4%)
      96,760   Coca-Cola Co.                                                                                      4,754
      32,620   Molson Coors Brewing Co. "B"                                                                       1,793
      40,260   PepsiCo, Inc.                                                                                      5,153
                                                                                                             ----------
                                                                                                                 11,700
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
               BIOTECHNOLOGY (0.7%)
      31,540   Amgen, Inc.                                                                                   $    5,258
      15,200   Biogen, Inc.(s)                                                                                    3,333
         970   Bio-Rad Laboratories, Inc. "A"(s)                                                                    278
       3,970   Cambrex Corp.(s)                                                                                     158
      33,100   Celgene Corp.(s)                                                                                   3,105
       4,220   Emergent BioSolutions, Inc.(s)                                                                       169
      23,570   Exelixis, Inc.(s)                                                                                    462
      53,110   Gilead Sciences, Inc.                                                                              3,306
      14,260   Halozyme Therapeutics, Inc.(s)                                                                       210
       6,130   Myriad Genetics, Inc.(s)                                                                             152
         310   REGENXBIO, Inc.(s)                                                                                    13
      23,380   United Therapeutics Corp.(s)                                                                       1,963
                                                                                                             ----------
                                                                                                                 18,407
                                                                                                             ----------
               COMMERCIAL SERVICES (0.7%)
       5,750   AMN Healthcare Services, Inc.(s)                                                                     279
      11,250   Automatic Data Processing, Inc.                                                                    1,801
       6,490   Avis Budget Group, Inc.(s)                                                                           184
       3,270   Cardtronics plc "A"(s)                                                                                99
      20,120   Ecolab, Inc.                                                                                       3,704
       3,240   Euronet Worldwide, Inc.(s)                                                                           502
       3,040   FTI Consulting, Inc.(s)                                                                              255
      23,010   Hackett Group, Inc.                                                                                  370
      18,960   Moody's Corp.                                                                                      3,467
      26,530   PayPal Holdings, Inc.(s)                                                                           2,912
      12,400   Quad/Graphics, Inc.                                                                                  104
      16,440   S&P Global, Inc.                                                                                   3,516
      16,400   United Rentals, Inc.(s)                                                                            1,806
                                                                                                             ----------
                                                                                                                 18,999
                                                                                                             ----------
               COSMETICS/PERSONAL CARE (0.3%)
      14,650   Estee Lauder Companies, Inc. "A"                                                                   2,359
      50,160   Procter & Gamble Co.                                                                               5,162
                                                                                                             ----------
                                                                                                                  7,521
                                                                                                             ----------
               FOOD (0.6%)
       5,110   Cal-Maine Foods, Inc.                                                                                189
      14,430   Flowers Foods, Inc.                                                                                  323
      21,140   Hershey Co.                                                                                        2,790
      20,580   Hostess Brands, Inc.(s)                                                                              275
       5,010   Ingles Markets, Inc. "A"                                                                             149
      21,340   Ingredion, Inc.                                                                                    1,625
      20,400   JM Smucker Co.                                                                                     2,480

================================================================================

24  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
     125,200   Kroger Co.                                                                                    $    2,856
       2,530   Sanderson Farms, Inc.                                                                                346
      35,770   Sysco Corp.                                                                                        2,462
      36,690   Tyson Foods, Inc. "A"                                                                              2,784
                                                                                                             ----------
                                                                                                                 16,279
                                                                                                             ----------
               HEALTHCARE PRODUCTS (0.4%)
       7,810   Bruker Corp.                                                                                         326
      25,960   Danaher Corp.                                                                                      3,427
       7,390   Edwards Lifesciences Corp.(s)                                                                      1,261
       4,020   Hill-Rom Holdings, Inc.                                                                              387
       9,220   IDEXX Laboratories, Inc.(s)                                                                        2,303
       3,150   Masimo Corp.(s)                                                                                      412
      24,160   Meridian Bioscience, Inc.                                                                            273
      13,200   Patterson Companies, Inc.                                                                            277
         350   STERIS plc(s)                                                                                         47
      11,940   Thermo Fisher Scientific, Inc.                                                                     3,188
                                                                                                             ----------
                                                                                                                 11,901
                                                                                                             ----------
               HEALTHCARE-SERVICES (0.5%)
       3,640   Amedisys, Inc.(s)                                                                                    409
       1,150   Chemed Corp.                                                                                         377
      53,760   DaVita, Inc.(s)                                                                                    2,334
       5,000   Encompass Health Corp.                                                                               295
      12,300   HCA Healthcare, Inc.                                                                               1,488
       7,360   MEDNAX, Inc.(s)                                                                                      181
       1,040   Molina Healthcare, Inc.(s)                                                                           148
      24,210   Quest Diagnostics, Inc.                                                                            2,322
      16,410   Select Medical Holdings Corp.(s)                                                                     231
      13,190   UnitedHealth Group, Inc.                                                                           3,189
      24,360   Universal Health Services, Inc. "B"                                                                2,912
       1,610   WellCare Health Plans, Inc.(s)                                                                       445
                                                                                                             ----------
                                                                                                                 14,331
                                                                                                             ----------
               HOUSEHOLD PRODUCTS/WARES (0.0%)
      23,850   ACCO Brands Corp.                                                                                    175
       1,760   Helen of Troy Ltd.(s)                                                                                235
       2,670   Spectrum Brands Holdings, Inc.                                                                       141
                                                                                                             ----------
                                                                                                                    551
                                                                                                             ----------
               PHARMACEUTICALS (1.1%)
      36,740   AmerisourceBergen Corp.                                                                            2,860
      31,060   Bristol-Myers Squibb Co.                                                                           1,409
      52,830   Cardinal Health, Inc.                                                                              2,222
      18,950   Corcept Therapeutics, Inc.(s)                                                                        185

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
      39,620   CVS Health Corp.                                                                              $    2,075
       2,850   Eagle Pharmaceuticals, Inc.(s)                                                                       145
      16,420   Eli Lilly & Co.                                                                                    1,904
       2,600   Enanta Pharmaceuticals, Inc.(s)                                                                      235
      45,130   Johnson & Johnson                                                                                  5,919
      19,950   McKesson Corp.                                                                                     2,437
      34,480   Merck & Co., Inc.                                                                                  2,731
      68,150   Pfizer, Inc.                                                                                       2,830
       4,630   Phibro Animal Health Corp. "A"                                                                       137
       2,940   PRA Health Sciences, Inc.(s)                                                                         255
       6,270   Prestige Consumer Healthcare, Inc.(s)                                                                182
       5,820   Supernus Pharmaceuticals, Inc.(s)                                                                    175
       3,230   USANA Health Sciences, Inc.(s)                                                                       229
      39,240   Zoetis, Inc.                                                                                       3,965
                                                                                                             ----------
                                                                                                                 29,895
                                                                                                             ----------
               Total Consumer, Non-cyclical                                                                     131,981
                                                                                                             ----------
               ENERGY (1.0%)
               -------------
               COAL (0.0%)
       7,430   Warrior Met Coal, Inc.                                                                               192
                                                                                                             ----------
               ENERGY-ALTERNATE SOURCES (0.0%)
       4,140   Renewable Energy Group, Inc.(s)                                                                       65
       6,170   SolarEdge Technologies, Inc.(s)                                                                      330
                                                                                                             ----------
                                                                                                                    395
                                                                                                             ----------
               OIL & GAS (0.8%)
      75,060   ConocoPhillips                                                                                     4,426
      67,410   Exxon Mobil Corp.                                                                                  4,771
      57,580   HollyFrontier Corp.                                                                                2,187
      36,930   Laredo Petroleum, Inc.(s)                                                                             97
      47,650   Marathon Petroleum Corp.                                                                           2,191
      10,150   Matador Resources Co.(s)                                                                             167
      73,220   Occidental Petroleum Corp.                                                                         3,644
      15,440   Par Pacific Holdings, Inc.(s)                                                                        303
       7,320   PBF Energy, Inc. "A"                                                                                 193
      39,960   Phillips 66                                                                                        3,229
      28,090   Valero Energy Corp.                                                                                1,977
                                                                                                             ----------
                                                                                                                 23,185
                                                                                                             ----------
               OIL & GAS SERVICES (0.0%)
       3,910   Core Laboratories N.V.                                                                               186
                                                                                                             ----------
               PIPELINES (0.2%)
      24,830   Antero Midstream Corp.                                                                               304
      37,110   ONEOK, Inc.                                                                                        2,361

================================================================================

26  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
      72,030   Plains GP Holdings, LP "A"(s)                                                                 $    1,622
      22,400   Tallgrass Energy, LP                                                                                 533
                                                                                                             ----------
                                                                                                                  4,820
                                                                                                             ----------
               Total Energy                                                                                      28,778
                                                                                                             ----------
               FINANCIAL (2.8%)
               ----------------
               BANKS (1.3%)
     183,890   Bank of America Corp.                                                                              4,891
       6,750   Bank of Hawaii Corp.                                                                                 511
      14,300   BankUnited, Inc.                                                                                     464
      19,240   Cadence BanCorp                                                                                      356
      45,280   CIT Group, Inc.                                                                                    2,153
     128,280   Citigroup, Inc.                                                                                    7,972
       5,500   Cullen/Frost Bankers, Inc.                                                                           502
      12,770   Great Western Bancorp, Inc.                                                                          397
      89,540   J.P. Morgan Chase & Co.                                                                            9,488
      96,700   KeyCorp.                                                                                           1,544
      16,450   PNC Financial Services Group, Inc.                                                                 2,093
      96,540   Regions Financial Corp.                                                                            1,335
       4,850   Synovus Financial Corp.                                                                              155
      56,090   U.S. Bancorp.                                                                                      2,816
       6,180   Webster Financial Corp.                                                                              274
      10,450   Western Alliance Bancorp(s)                                                                          430
                                                                                                             ----------
                                                                                                                 35,381
                                                                                                             ----------
               DIVERSIFIED FINANCIAL SERVICES (1.0%)
      19,450   Alliance Data Systems Corp.                                                                        2,674
      79,870   Ally Financial, Inc.                                                                               2,306
      40,660   American Express Co.                                                                               4,664
      25,670   Capital One Financial Corp.                                                                        2,204
      22,910   Discover Financial Services                                                                        1,708
       5,370   LPL Financial Holdings, Inc.                                                                         431
      23,040   Mastercard, Inc. "A"                                                                               5,794
       7,290   Nelnet, Inc. "A"                                                                                     432
      67,114   Synchrony Financial                                                                                2,257
      18,710   Virtu Financial, Inc. "A"                                                                            431
      27,690   Visa, Inc. "A"                                                                                     4,467
      20,770   Waddell & Reed Financial, Inc. "A"                                                                   336
       3,530   World Acceptance Corp.(s)                                                                            467
                                                                                                             ----------
                                                                                                                 28,171
                                                                                                             ----------
               INSURANCE (0.5%)
      10,790   American Equity Investment Life Holding Co.                                                          305
      16,880   Aon plc                                                                                            3,040
       7,290   Berkshire Hathaway, Inc. "B"(s)                                                                    1,439

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
       8,430   Employers Holdings, Inc.                                                                      $      350
      13,660   Essent Group Ltd.(s)                                                                                 641
      41,150   MetLife, Inc.                                                                                      1,902
      17,120   MGIC Investment Corp.(s)                                                                             232
       3,650   Primerica, Inc.                                                                                      419
      34,740   Principal Financial Group, Inc.                                                                    1,792
      40,610   Progressive Corp.                                                                                  3,220
      18,050   Prudential Financial, Inc.                                                                         1,667
      12,660   Radian Group, Inc.                                                                                   284
       8,250   Universal Insurance Holdings, Inc.                                                                   240
                                                                                                             ----------
                                                                                                                 15,531
                                                                                                             ----------
               Total Financial                                                                                   79,083
                                                                                                             ----------
               INDUSTRIAL (1.8%)
               -----------------
               AEROSPACE/DEFENSE (0.4%)
       7,720   Boeing Co.                                                                                         2,637
      11,080   Lockheed Martin Corp.                                                                              3,751
      36,500   Spirit AeroSystems Holdings, Inc. "A"                                                              2,958
                                                                                                             ----------
                                                                                                                  9,346
                                                                                                             ----------
               BUILDING MATERIALS (0.1%)
       7,160   Apogee Enterprises, Inc.                                                                             259
      22,950   Cornerstone Building Brands, Inc.(s)                                                                 101
       5,300   Masonite International Corp.(s)                                                                      252
      48,020   Owens Corning                                                                                      2,327
       5,580   Patrick Industries, Inc.(s)                                                                          228
                                                                                                             ----------
                                                                                                                  3,167
                                                                                                             ----------
               ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
       6,930   Generac Holdings, Inc.(s)                                                                            382
                                                                                                             ----------
               ELECTRONICS (0.5%)
      20,660   Allegion plc                                                                                       2,005
      13,230   Atkore International Group, Inc.(s)                                                                  309
      21,700   Garmin Ltd.                                                                                        1,660
      21,070   Gentex Corp.                                                                                         450
      25,700   Honeywell International, Inc.                                                                      4,223
      11,020   Jabil, Inc.                                                                                          271
      18,930   KEMET Corp.                                                                                          301
       3,340   Mettler-Toledo International, Inc.(s)                                                              2,415
       7,380   PerkinElmer, Inc.                                                                                    637
       8,630   SMART Global Holdings, Inc.(s)                                                                       147
       3,300   Tech Data Corp.(s)                                                                                   299
       9,370   Waters Corp.(s)                                                                                    1,881
                                                                                                             ----------
                                                                                                                 14,598
                                                                                                             ----------

================================================================================

28  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
               HAND/MACHINE TOOLS (0.0%)
       4,740   Regal Beloit Corp.                                                                            $      345
                                                                                                             ----------
               MACHINERY-CONSTRUCTION & MINING (0.1%)
      20,390   Caterpillar, Inc.                                                                                  2,443
                                                                                                             ----------
               METAL FABRICATION/HARDWARE (0.0%)
       8,040   Timken Co.                                                                                           354
                                                                                                             ----------
               MISCELLANEOUS MANUFACTURERS (0.3%)
      19,290   3M Co.                                                                                             3,082
       4,450   Crane Co.                                                                                            340
       7,180   Hillenbrand, Inc.                                                                                    267
      19,950   Illinois Tool Works, Inc.                                                                          2,786
       2,960   Sturm Ruger & Co., Inc.                                                                              147
       8,490   Trinseo S.A.                                                                                         313
                                                                                                             ----------
                                                                                                                  6,935
                                                                                                             ----------
               PACKAGING & CONTAINERS (0.0%)
      10,760   Berry Global Group, Inc.(s)                                                                          506
      15,860   Silgan Holdings, Inc.                                                                                460
                                                                                                             ----------
                                                                                                                    966
                                                                                                             ----------
               TRANSPORTATION (0.4%)
       9,350   Air Transport Services Group, Inc.(s)                                                                205
      30,540   CSX Corp.                                                                                          2,274
      13,340   Norfolk Southern Corp.                                                                             2,603
      15,140   Union Pacific Corp.                                                                                2,525
      32,700   United Parcel Service, Inc. "B"                                                                    3,039
       5,690   Werner Enterprises, Inc.                                                                             159
                                                                                                             ----------
                                                                                                                 10,805
                                                                                                             ----------
               TRUCKING & LEASING (0.0%)
       6,100   Greenbrier Companies, Inc.                                                                           166
                                                                                                             ----------
               Total Industrial                                                                                  49,507
                                                                                                             ----------
               TECHNOLOGY (3.4%)
               -----------------
               AGRICULTURE (0.0%)
       7,056   Covetrus, Inc.(s)                                                                                    174
                                                                                                             ----------
               COMPUTERS (1.0%)
      16,460   Accenture plc "A"                                                                                  2,931
      43,900   Apple, Inc.                                                                                        7,685
       2,560   CACI International, Inc. "A"(s)                                                                      521
     222,300   Hewlett Packard Enterprise Co.                                                                     3,050
       5,500   Insight Enterprises, Inc.(s)                                                                         283

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
      25,410   International Business Machines Corp.                                                         $    3,227
       7,700   MAXIMUS, Inc.                                                                                        548
      10,710   NCR Corp.(s)                                                                                         328
      26,390   NetApp, Inc.                                                                                       1,562
      10,810   Perspecta, Inc.                                                                                      235
       5,560   Science Applications International Corp.                                                             427
      88,980   Seagate Technology plc                                                                             3,724
      61,020   Western Digital Corp.                                                                              2,271
                                                                                                             ----------
                                                                                                                 26,792
                                                                                                             ----------
               OFFICE/BUSINESS EQUIPMENT (0.1%)
      35,540   Pitney Bowes, Inc.                                                                                   130
      81,080   Xerox Corp.                                                                                        2,482
                                                                                                             ----------
                                                                                                                  2,612
                                                                                                             ----------
               SEMICONDUCTORS (0.8%)
      39,980   Applied Materials, Inc.                                                                            1,547
       6,990   Cirrus Logic, Inc.(s)                                                                                261
      85,600   Intel Corp.                                                                                        3,770
      13,340   Lam Research Corp.                                                                                 2,329
     105,460   Micron Technology, Inc.(s)                                                                         3,439
       2,390   MKS Instruments, Inc.                                                                                171
      14,360   NVIDIA Corp.                                                                                       1,945
      20,050   Skyworks Solutions, Inc.                                                                           1,336
      12,770   Teradyne, Inc.                                                                                       538
      41,430   Texas Instruments, Inc.                                                                            4,322
      29,040   Ultra Clean Holdings, Inc.(s)                                                                        370
      26,310   Xilinx, Inc.                                                                                       2,692
                                                                                                             ----------
                                                                                                                 22,720
                                                                                                             ----------
               SOFTWARE (1.5%)
       7,900   Adobe, Inc.(s)                                                                                     2,140
      11,290   CSG Systems International, Inc.                                                                      506
      24,790   Electronic Arts, Inc.(s)                                                                           2,307
      18,340   Intuit, Inc.                                                                                       4,491
       6,020   j2 Global, Inc.                                                                                      507
       9,130   Manhattan Associates, Inc.(s)                                                                        598
     144,010   Microsoft Corp.                                                                                   17,811
      11,720   MSCI, Inc.                                                                                         2,579
      44,220   Paychex, Inc.                                                                                      3,794
      21,810   Veeva Systems, Inc. "A"(s)                                                                         3,365
      23,970   VMware, Inc. "A"                                                                                   4,242
                                                                                                             ----------
                                                                                                                 42,340
                                                                                                             ----------
               Total Technology                                                                                  94,638
                                                                                                             ----------

================================================================================

30  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
               UTILITIES (0.6%)
               ----------------
               ELECTRIC (0.6%)
     221,030   AES Corp.                                                                                     $    3,492
      12,930   Dominion Energy, Inc.                                                                                972
      72,000   Exelon Corp.                                                                                       3,462
       4,680   IDACORP, Inc.                                                                                        469
      12,690   NextEra Energy, Inc.                                                                               2,515
      65,550   PPL Corp.                                                                                          1,951
      47,350   Southern Co.                                                                                       2,533
                                                                                                             ----------
                                                                                                                 15,394
                                                                                                             ----------
               GAS (0.0%)
       9,640   New Jersey Resources Corp.                                                                           457
       5,490   Southwest Gas Holdings, Inc.                                                                         468
                                                                                                             ----------
                                                                                                                    925
                                                                                                             ----------
               Total Utilities                                                                                   16,319
                                                                                                             ----------
               Total Common Stocks (cost: $559,795)                                                             552,412
                                                                                                             ----------

               EXCHANGE-TRADED FUNDS (3.9%)
      50,000   Invesco S&P MidCap Low Volatility ETF                                                              2,481
     238,000   iShares Core S&P 500 ETF                                                                          65,997
      14,000   Vanguard Mid-Cap ETF                                                                               2,193
     158,000   Vanguard Small-Cap Value ETF                                                                      19,415
     124,180   Vanguard Total Stock Market ETF                                                                   17,471
                                                                                                             ----------
               Total Exchange-Traded Funds (cost: $107,826)                                                     107,557
                                                                                                             ----------

               PREFERRED STOCKS (0.6%)

               COMMUNICATIONS (0.2%)
               ---------------------
               TELECOMMUNICATIONS (0.2%)
     220,000   Qwest Corp., 6.50%                                                                                 5,063
                                                                                                             ----------
               CONSUMER, NON-CYCLICAL (0.2%)
               -----------------------------
               AGRICULTURE (0.0%)
      30,000   CHS, Inc., cumulative redeemable "B", 7.88%(u)                                                       824
                                                                                                             ----------
               FOOD (0.2%)
      45,000   Dairy Farmers of America, Inc., cumulative redeemable, 7.88%(a),(u)                                4,445
                                                                                                             ----------
               Total Consumer, Non-cyclical                                                                       5,269
                                                                                                             ----------
               ENERGY (0.2%)
               -------------
               OIL & GAS (0.2%)
      11,400   Chesapeake Energy Corp., 5.75%(a),(u)                                                              5,492
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
               FINANCIAL (0.0%)
               ----------------
               BANKS (0.0%)
         500   M&T Bank Corp., cumulative redeemable, 6.38%(u)                                               $      508
                                                                                                             ----------
               INSURANCE (0.0%)
       3,500   American Overseas Group Ltd., non-cumulative, 6.06%,
                 (3 mo. LIBOR + 3.56%)(b),(g),(h),(i)                                                               875
                                                                                                             ----------
               Total Financial                                                                                    1,383
                                                                                                             ----------
               Total Preferred Stocks (cost: $22,261)                                                            17,207
                                                                                                             ----------
               Total U.S. Equity Securities (cost: $689,882)                                                    677,176
                                                                                                             ----------

               GLOBAL REAL ESTATE EQUITY SECURITIES (3.2%)

               COMMON STOCKS (0.9%)

               FINANCIAL (0.9%)
               ----------------
               REAL ESTATE (0.3%)
      87,510   CBRE Group, Inc. "A"(s)                                                                            3,999
      12,720   HFF, Inc. "A"                                                                                        549
      15,870   Jones Lang LaSalle, Inc.                                                                           1,975
      31,810   Realogy Holdings Corp.                                                                               226
       6,560   RMR Group, Inc. "A"                                                                                  316
                                                                                                             ----------
                                                                                                                  7,065
                                                                                                             ----------

               REITS (0.6%)
      17,430   American Tower Corp.                                                                               3,639
      25,180   Chimera Investment Corp.                                                                             459
       6,290   EPR Properties                                                                                       491
      16,770   Gaming and Leisure Properties, Inc.                                                                  662
      23,160   GEO Group, Inc.                                                                                      508
     132,450   Kimco Realty Corp.                                                                                 2,305
      24,786   Ladder Capital Corp.                                                                                 394
       8,370   Lamar Advertising Co. "A"                                                                            655
      12,480   LTC Properties, Inc.                                                                                 559
      39,730   Medical Properties Trust, Inc.                                                                       706
      20,200   Omega Healthcare Investors, Inc.                                                                     720
      13,344   PotlatchDeltic Corp.                                                                                 449
      19,970   Simon Property Group, Inc.                                                                         3,237
      23,550   Tanger Factory Outlet Centers, Inc.                                                                  399
      20,230   Washington Prime Group, Inc.(o)                                                                       83
      22,250   Welltower, Inc.                                                                                    1,807
                                                                                                             ----------
                                                                                                                 17,073
                                                                                                             ----------
               Total Financial                                                                                   24,138
                                                                                                             ----------
               Total Common Stocks (cost: $25,831)                                                               24,138
                                                                                                             ----------

================================================================================

32  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
               EXCHANGE-TRADED FUNDS (2.3%)
     743,720   Vanguard Real Estate ETF (cost: $61,181)                                                      $   64,622
                                                                                                             ----------
               Total Global Real Estate Equity Securities (cost: $87,012)                                        88,760
                                                                                                             ----------

               PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (1.3%)

               COMMON STOCKS (0.1%)

               BASIC MATERIALS (0.1%)
               ----------------------
               IRON/STEEL (0.1%)
      13,650   Cleveland-Cliffs, Inc.                                                                               119
      24,480   Nucor Corp.                                                                                        1,175
       4,760   Reliance Steel & Aluminum Co.                                                                        396
      45,140   Steel Dynamics, Inc.                                                                               1,135
                                                                                                             ----------
                                                                                                                  2,825
                                                                                                             ----------
               MINING (0.0%)
     216,393   Hycroft Mining Corp.(g),(h),(i),(s)                                                                   11
                                                                                                             ----------
               Total Basic Materials                                                                              2,836
                                                                                                             ----------
               Total Common Stocks (cost: $12,328)                                                                2,836
                                                                                                             ----------

               EXCHANGE-TRADED FUNDS (1.2%)
      10,000   First Trust Global Tactical Commodity Strategy Fund                                                  180
     256,100   Invesco DB Commodity Index Tracking Fund                                                           3,875
     220,000   United States Commodity Index Fund(s)                                                              7,997
     893,000   VanEck Vectors Gold Miners ETF                                                                    19,280
     101,000   VanEck Vectors Junior Gold Miners ETF                                                              2,983
                                                                                                             ----------
               Total Exchange-Traded Funds (cost: $37,605)                                                       34,315
                                                                                                             ----------
               Total Precious Metals and Commodity-Related Securities (cost: $49,933)                            37,151
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                      COUPON
(000)                                                                        RATE             MATURITY
-----------------------------------------------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (2.4%)

               COMMERCIAL PAPER (0.9%)
$      2,545   Amphenol Corp.(a)                                             2.58%           6/05/2019            2,544
       4,880   CSLB Holdings, Inc.(a)                                        2.62            6/05/2019            4,879
       2,277   CSLB Holdings, Inc.(a)                                        2.60            6/14/2019            2,275
       4,400   Energy Transfer Partners(a)                                   3.00            6/03/2019            4,400
       4,144   Leggett & Platt(a)                                            2.62            6/04/2019            4,144
       5,571   Tyson Foods, Inc.(a)                                          2.53            6/06/2019            5,570
                                                                                                             ----------
               Total Commercial Paper (cost: $23,809)                                                            23,812
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
               GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.5%)
  42,730,810   State Street Institutional Treasury Money Market Fund
                 Premier Class, 2.30%(d) (cost: $42,731)                                                     $   42,731
                                                                                                             ----------
               Total Money Market Instruments (cost: $66,540)                                                    66,543
                                                                                                             ----------

               SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (2.6%)

               GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.6%)
  47,006,694   Goldman Sachs Financial Square Government Fund Institutional Class, 2.30%(d)                      47,007
     690,136   HSBC U.S. Government Money Market Fund Class I, 2.33%(d)                                             690
  25,000,000   State Street Institutional U.S. Government Money Market Fund, 2.32%(d)                            25,000
                                                                                                             ----------
               Total Short-Term Investments Purchased with Cash Collateral from
                 Securities Loaned (cost: $72,697)                                                               72,697
                                                                                                             ----------

               TOTAL INVESTMENTS (COST: $2,811,012)                                                          $2,845,629
                                                                                                             ==========
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                                    NOTIONAL           CONTRACT           APPRECIATION/
NUMBER OF                                    EXPIRATION              AMOUNT              VALUE           (DEPRECIATION)
CONTRACTS      DESCRIPTION                      DATE                 (000)               (000)                    (000)
-----------------------------------------------------------------------------------------------------------------------
               FUTURES (1.6%)

               LONG FUTURES

               EQUITY CONTRACTS
         224   E-mini S&P 500                 6/21/2019            USD  30,823          $ 30,829                $     6
                                                                                        --------                -------
               TOTAL LONG FUTURES                                                       $ 30,829                $     6
                                                                                        --------                -------

               SHORT FUTURES

               INTEREST RATE CONTRACTS
         490   U.S. Treasury Bond             9/19/2019            USD (73,663)         $(75,322)               $(1,659)
                                                                                        --------                -------
               TOTAL SHORT FUTURES                                                      $(75,322)               $(1,659)
                                                                                        --------                -------

               TOTAL FUTURES                                                            $(44,493)               $(1,653)
                                                                                        ========                =======

================================================================================

34  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
($ IN 000s)                                   VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1             LEVEL 2           LEVEL 3            TOTAL
-----------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                 $        -            $ 33,453            $    -       $   33,453
  Bank Loans                                       -               3,857                 -            3,857
  Collateralized Mortgage Obligations              -               1,400                 -            1,400
  Commercial Mortgage Securities                   -              17,442                 -           17,442
  Convertible Securities                           -               5,474                34            5,508
  Corporate Obligations                            -             119,655                 -          119,655
  Eurodollar and Yankee Obligations                -              23,450               103           23,553
  Fixed-Income Exchange-Traded Funds         308,073                   -                 -          308,073
  Municipal Obligations                            -                 456                 -              456
  U.S. Government Agency Issues                    -             244,321                 -          244,321
  U.S. Treasury Securities                   426,586               8,202                 -          434,788

International Equity Securities:
  Common Stocks                                6,756                   -                 -            6,756
  Exchange-Traded Funds                      696,850                   -                 -          696,850
  Preferred Stocks                                 -               7,190                 -            7,190

U.S. Equity Securities:
  Common Stocks                              552,412                   -                 -          552,412
  Exchange-Traded Funds                      107,557                   -                 -          107,557
  Preferred Stocks                                 -              16,332               875           17,207

Global Real Estate Equity Securities:
  Common Stocks                               24,138                   -                 -           24,138
  Exchange-Traded Funds                       64,622                   -                 -           64,622

Precious Metals and Commodity-Related
  Securities:
  Common Stocks                                2,825                   -                11            2,836
  Exchange-Traded Funds                       34,315                   -                 -           34,315

Money Market Instruments:
  Commercial Paper                                 -              23,812                 -           23,812
  Government & U.S. Treasury
    Money Market Funds                        42,731                   -                 -           42,731

Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                        72,697                   -                 -           72,697
Futures(1)                                         6                   -                 -                6
-----------------------------------------------------------------------------------------------------------
Total                                     $2,339,568            $505,044            $1,023       $2,845,635
-----------------------------------------------------------------------------------------------------------

LIABILITIES                                  LEVEL 1             LEVEL 2           LEVEL 3            TOTAL
-----------------------------------------------------------------------------------------------------------
Futures(1)                                $   (1,659)           $      -            $    -       $   (1,659)
-----------------------------------------------------------------------------------------------------------
Total                                     $   (1,659)           $      -            $    -       $   (1,659)
-----------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

================================================================================

                                                 PORTFOLIO OF INVESTMENTS |   35

================================================================================

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the compliance classification.

At May 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

36  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 27.8% of net assets at May 31, 2019.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

    ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.

================================================================================

38  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    LIBOR          London Interbank Offered Rate

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    STRIPS Separate trading of registered interest and principal of securities

    Zero Coupon    Normally issued at a significant discount from face value and do not provide for periodic interest payments. Income is earned from the purchase date by accreting the purchase discount of the security to par over the life of the security.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2019.

    (c) Bank loans (loans) - are not registered under the Securities Act of 1933. The loans contain certain restrictions on resale and cannot be sold publicly. The stated interest rates represent the all in interest rate of all contracts within the loan facilities. The interest rates are adjusted periodically, and the rates disclosed represent the current rate at May 31, 2019. The weighted average life of the loans are

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

         likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loans are deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (d) Rate represents the money market fund annualized seven-day yield at May 31, 2019.

    (e) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (f) Security is interest only. Interest-only commercial mortgage-backed securities (CMBS IOs) represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    (g) Security was fair valued at May 31, 2019, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $1,023,000, which represented less than 0.1% of the Fund's net assets.

    (h) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (i)  Security was classified as Level 3.

================================================================================

40  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    (j) Payment-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (k)  All of the coupon is PIK.

    (l) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2019.

    (m) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (n) At May 31, 2019, the issuer was in default with respect to interest and/or principal payments.

    (o)  The security, or a portion thereof, was out on loan as of May 31, 2019.

    (p) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
         FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

         to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (q) Effective June 3, 2019, UMBS Collateral, new BICS industry, replaces FNMA Collateral, former BICS industry.

    (r) Securities with a value of $9,851,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (s)  Non-income-producing security.

    (t)  Investment in affiliated exchange-traded fund.

    (u) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

See accompanying notes to financial statements.

================================================================================

42  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in unaffiliated securities, at market value (including securities
       on loan of $70,758) (cost of $2,807,549)                                                $2,842,741
   Investments in affiliated underlying funds, at market value (cost of $3,463)                     2,888
   Cash                                                                                            22,122
   Cash denominated in foreign currencies (identified cost of $134)                                   123
   Receivables:
       Capital shares sold                                                                          1,859
       USAA Asset Management Company (Note 6)                                                         392
       Dividends and interest                                                                       5,977
       Securities sold                                                                             14,828
       Other                                                                                           30
                                                                                               ----------
          Total assets                                                                          2,890,960
                                                                                               ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                            72,697
       Securities purchased                                                                        34,944
       Capital shares redeemed                                                                      1,084
       Payable to broker                                                                            1,746
   Variation margin on futures contracts                                                            1,651
   Accrued management fees                                                                          1,413
   Accrued transfer agent's fees                                                                      145
   Other accrued expenses and payables                                                                242
                                                                                               ----------
          Total liabilities                                                                       113,922
                                                                                               ----------
             Net assets applicable to capital shares outstanding                               $2,777,038
                                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                             $2,721,783
   Distributable earnings                                                                          55,255
                                                                                               ----------
             Net assets applicable to capital shares outstanding                               $2,777,038
                                                                                               ==========
   Capital shares outstanding, no par value                                                       115,847
                                                                                               ==========
   Net asset value, redemption price, and offering price per share                             $    23.97
                                                                                               ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income distributions from affiliated underlying funds                                         $     64
   Dividends                                                                                       50,923
   Interest                                                                                        29,410
   Securities lending (net)                                                                           915
                                                                                                 --------
       Total income                                                                                81,312
                                                                                                 --------
EXPENSES
   Management fees                                                                                 16,575
   Administration and servicing fees                                                                4,214
   Transfer agent's fees                                                                            6,501
   Custody and accounting fees                                                                        427
   Postage                                                                                            310
   Shareholder reporting fees                                                                         149
   Trustees' fees                                                                                      37
   Registration fees                                                                                  114
   Professional fees                                                                                  119
   Other                                                                                               41
                                                                                                 --------
            Total expenses                                                                         28,487
   Expenses reimbursed                                                                               (963)
                                                                                                 --------
            Net expenses                                                                           27,524
                                                                                                 --------
NET INVESTMENT INCOME                                                                              53,788
                                                                                                 --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Investments                                                                                 58,428
       Foreign currency transactions                                                                    5
       Futures transactions                                                                        (3,190)
   Change in net unrealized appreciation/(depreciation) of:
       Unaffiliated investments                                                                   (81,452)
       Affiliated investments (Note 8)                                                               (421)
       Foreign capital gains tax                                                                       51
       Foreign currency translations                                                                   (3)
       Futures contracts                                                                           (3,242)
                                                                                                 --------
            Net realized and unrealized loss                                                      (29,824)
                                                                                                 --------
   Increase in net assets resulting from operations                                              $ 23,964
                                                                                                 ========

See accompanying notes to financial statements.

================================================================================

44  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------------------------

                                                                             2019                       2018
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $   53,788                 $   40,658
   Net realized gain on investments                                        58,428                    137,280
   Net realized gain on foreign currency transactions                           5                      1,093
   Net realized gain on long-term capital gain
   distributions from other investment companies                                -                         46
   Net realized gain (loss) on futures transactions                        (3,190)                    28,848
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                        (81,873)                   (45,009)
       Foreign capital gains tax                                               51                        (41)
       Foreign currency translations                                           (3)                      (118)
       Futures contracts                                                   (3,242)                    (7,268)
                                                                       -------------------------------------
   Increase in net assets resulting from operations                        23,964                    155,489
                                                                       -------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS                                                   (156,279)                  (184,409)
                                                                       -------------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                              223,097                    224,649
   Reorganization (Note 9)                                                381,150                          -
   Reinvested dividends                                                   155,094                    182,859
   Cost of shares redeemed                                               (343,871)                  (283,112)
                                                                       -------------------------------------
       Increase in net assets from capital share transactions             415,470                    124,396
                                                                       -------------------------------------
   Net increase in net assets                                             283,155                     95,476

NET ASSETS
   Beginning of year                                                    2,493,883                  2,398,407
                                                                       -------------------------------------
   End of year                                                         $2,777,038                 $2,493,883
                                                                       =====================================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                              9,139                      8,519
   Reorganization shares (Note 9)                                          17,570                          0
   Shares issued for dividends reinvested                                   6,492                      7,016
   Shares redeemed                                                        (14,084)                   (10,732)
                                                                       -------------------------------------
       Increase in shares outstanding                                      19,117                      4,803
                                                                       =====================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Cornerstone Moderately Aggressive Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek capital appreciation with a secondary focus on current income.

The Cornerstone Moderately Aggressive Fund acquired the assets and liabilities of the First Start Growth Fund, in a reorganization that was effective at the close of business on June 22, 2018. The shareholders of the First Start Growth Fund approved a Plan of Reorganization and Termination on May 30, 2018. See Note 9 for additional information.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Holdings, a global investment management firm headquartered in Cleveland, Ohio (the Transaction), on July 1, 2019.

A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing

================================================================================

46  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and
(2) John C. Walters, to serve as an Independent Trustee. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

        price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

================================================================================

48  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, and forward contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2019, did not include master netting provisions.

================================================================================

50  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2019*
    (IN THOUSANDS)

                                       LIABILITY DERIVATIVES
--------------------------------------------------------------------------------------------------
                         STATEMENT OF
DERIVATIVES NOT          ASSETS AND                                          FOREIGN
ACCOUNTED FOR AS         LIABILITIES     INTEREST RATE       EQUITY          EXCHANGE
HEDGING INSTRUMENTS      LOCATION          CONTRACTS        CONTRACTS        CONTRACTS       TOTAL
--------------------------------------------------------------------------------------------------
USAA Cornerstone         Distributable
Moderately               earnings
Aggressive Fund                            $(1,659)**          $6**            $-         $(1,653)
--------------------------------------------------------------------------------------------------

*For open derivative instruments as of May 31, 2019, see the Portfolio of Investments, which also is indicative of activity for the year ended May 31, 2019.
**Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2019 (IN THOUSANDS)

                                   NET REALIZED GAIN (LOSS)
--------------------------------------------------------------------------------------------
DERIVATIVES NOT        STATEMENT OF                                       FOREIGN
ACCOUNTED FOR AS       OPERATIONS     INTEREST RATE        EQUITY         EXCHANGE
HEDGING INSTRUMENTS    LOCATION         CONTRACTS        CONTRACTS       CONTRACTS      TOTAL
---------------------------------------------------------------------------------------------
USAA Cornerstone       Net realized
Moderately             gain (loss)
Aggressive Fund        on Futures
                       transactions       $(3,714)          $524           $-         $(3,190)
---------------------------------------------------------------------------------------------

                    NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
---------------------------------------------------------------------------------------------
DERIVATIVES NOT        STATEMENT OF                                       FOREIGN
ACCOUNTED FOR AS       OPERATIONS     INTEREST RATE        EQUITY         EXCHANGE
HEDGING INSTRUMENTS    LOCATION         CONTRACTS        CONTRACTS       CONTRACTS      TOTAL
---------------------------------------------------------------------------------------------
USAA Cornerstone       Change in net
Moderately Aggressive  unrealized
Fund                   appreciation/
                       (depreciation)
                       of Futures
                       contracts          $(1,801)         $(1,441)        $-         $(3,242)
---------------------------------------------------------------------------------------------

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized

================================================================================

52  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

F. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

54  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended May 31, 2019, the Fund paid CAPCO facility fees of $22,000, which represents 3.4% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, non-REIT return of capital dividend, REIT return of capital dividend, REIT capital gain dividend, hybrid adjustment, distribution re-designations, merger, passive foreign investment company, additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease distributable earnings by $478,000, and increase paid in capital by $478,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2019, and 2018, was as follows:


                                                    2019                 2018
                                               ---------------------------------
Ordinary income*                               $ 69,554,000         $ 66,495,000
Long-term realized capital gains                 86,725,000          117,914,000
                                               ------------         ------------
   Total distributions paid                    $156,279,000         $184,409,000
                                               ============         ============

As of May 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $11,345,000
Undistributed long-term capital gains                                15,204,000
Unrealized appreciation of investments                               31,393,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, non-REIT return of capital dividend, futures contracts marked-to-market, hybrid interest accrual adjustment and partnership basis adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

================================================================================

56  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

TAX BASIS OF INVESTMENTS - At May 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                              NET
                                        GROSS             GROSS            UNREALIZED
                                      UNREALIZED        UNREALIZED        APPRECIATION/
FUND                  TAX COST       APPRECIATION      DEPRECIATION      (DEPRECIATION)
---------------------------------------------------------------------------------------
USAA Cornerstone
  Moderately
  Aggressive Fund  $2,814,212,000    $128,062,000      $(96,645,000)       $31,417,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2019, were $2,606,110,000 and $2,661,869,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended May 31, 2019 were as follows:

 PURCHASES                         SALES                NET REALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
$1,222,000                           $-                           $-

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                    NON-CASH COLLATERAL              CASH COLLATERAL
--------------------------------------------------------------------------------
   $70,758,000                         $-                          $72,697,000

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended May 31, 2019, the Fund had no subadviser(s).

The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.59% of the Fund's average daily net assets. For the year ended May 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $16,575,000.

In addition, the Fund invests in affiliated USAA exchange-traded fund(s) (ETFs). The Fund's management fee is reimbursed by the Manager to the extent of the indirect management fee incurred through the Fund's proportional investment in the affiliated ETF(s). For the year ended May 31, 2019, the Fund's management fee was reimbursed by the Manager in an amount of $7,000, of which $1,000 was receivable from the Manager. PLEASE

================================================================================

58  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average daily net assets for the fiscal year. For the year ended May 31, 2019, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $4,214,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2019, the Fund reimbursed the Manager $17,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2019, to limit the total annual operating expenses of the Fund Shares to 0.98% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2019, the Fund incurred reimbursable expenses of $963,000, of which $392,000 was receivable from the Manager, which includes affiliated ETF(s) management fee reimbursement expenses and receivable.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2019, the Fund incurred transfer agent's fees, paid or payable to SAS, of $6,501,000. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(8) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the affiliated underlying USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the affiliated underlying USAA Funds' net assets. The affiliated underlying funds' annual or semiannual reports may be viewed at usaa.com. At May 31, 2019, the Fund owned the following percentages of the total outstanding shares of each of the underlying USAA Funds:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
MSCI Emerging Markets Value Momentum Blend Index ETF                    1.7

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the year ended May 31, 2019:

                                                                                CHANGE IN
                                                                                   NET
($ IN 000s)                                      REALIZED       CAPITAL         UNREALIZED
AFFILIATED       PURCHASE   SALES     DIVIDEND     GAIN          GAIN          APPRECIATION/            MARKET VALUE
USAA FUND          COST    PROCEEDS    INCOME     (LOSS)     DISTRIBUTIONS     DEPRECIATION      05/31/2018     05/31/2019
--------------------------------------------------------------------------------------------------------------------------
MSCI
 Emerging
 Markets Value
 Momentum
 Blend Index
 ETF               $511       $-         $64       $-            $-               $(421)            $2,798         $2,888

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60  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

(9) ACQUISITION OF USAA FIRST START GROWTH FUND

On June 22, 2018, the USAA First Start Growth Fund was acquired by the Fund pursuant to a Plan of Reorganization and Termination, which was approved by shareholders of the First Start Growth Fund on May 30, 2018. The reorganization was accomplished by a tax-free exchange of 17,570,000 shares of the Fund (valued at $440,752,000) for 32,676,000 shares of the USAA First Start Growth Fund (100% of the voting equity interests) outstanding on June 22, 2018. The reason for the transaction was to combine two funds with comparable investment objectives to create one larger fund with the potential for lower total operating expenses borne by shareholders. The tax-free exchange of shares by the Fund for the assets and liabilities of the USAA First Start Growth Fund on the date of the reorganization was as follows:

                                                                       PRIOR TO                AFTER
                                                                   REORGANIZATION          REORGANIZATION
SHARES ISSUED BY USAA      TOTAL NET ASSETS                        TOTAL NET ASSETS       TOTAL NET ASSETS
     CORNERSTONE               OF THE                            OF THE CORNERSTONE      OF THE CORNERSTONE
     MODERATELY            USAA FIRST START                           MODERATELY              MODERATELY
   AGGRESSIVE FUND           GROWTH FUND         MERGER RATIO       AGGRESSIVE FUND        AGGRESSIVE FUND
------------------------------------------------------------------------------------------------------------
      17,570,000            $440,752,000(b)          .538          $2,490,669,000(a)        $2,931,421,000

(a) Includes undistributed net investment income of $6,090,000 and unrealized appreciation on investments of $107,487,000 with a fair value of $2,486,634,000 and identified cost of $2,379,147,000.

(b) Includes $59,602,000 of unrealized appreciation on investments.

Assets received, and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received by the Fund was carried forward to align ongoing reporting of the portfolio's realized and unrealized gains and losses with amounts distributable for tax purposes.

The pro forma results of operations for the year ended May 31, 2019, assuming the reorganization had been completed on June 1, 2018 (the beginning of the annual period), are as follows:

Net investment income                                              $ 55,441,000
Net realized gain on investments                                   $ 55,309,000
Change in unrealized appreciation/(depreciation)
  on investments and foreign currency translations                 $(86,226,000)
Net increase in net assets resulting from operations               $ 24,524,000

The combined investment portfolios have been managed as a single portfolio since the merger was completed on June 22, 2018. Thus, it is not practicable

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

to separate the amounts of revenue and earnings of the First Start Growth Fund that has been included in the Fund's Statement of Operations since June 22, 2018.

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019.

(11) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

================================================================================

62  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 became effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard has no significant impact on the financial statements and reporting disclosures of the Fund.

(12) SUBSEQUENT EVENT NOTE

As previously announced, and as discussed in Note 1 to the Financial Statements, effective July 1, 2019, AMCO, the prior investment adviser to the Fund, and SAS, the prior transfer agent to the Fund, were acquired by Victory Holdings. PLEASE SEE THE SUPPLEMENT DATED JULY 1, 2019 TO THE FUND'S PROSPECTUS FOR ADDITIONAL IMPORTANT INFORMATION.

Effective July 1, 2019, Victory Capital is the new investment adviser and administrator to the USAA Mutual Funds; Victory Capital Transfer Agency, Inc. SAS was renamed Victory Capital Advisers, Inc. is the new distributor to the USAA Mutual Funds; Citi Fund Services of Ohio, Inc. serves as sub-administrator and sub-fund accountant for the USAA Mutual Funds; and FIS Investor Services LLC serve as sub-transfer agent and dividend disbursing agent for the USAA Mutual Funds. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, under the investment advisory agreement with Victory Capital, which took effect on July 1, 2019, no performance adjustments will

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

be made for periods beginning July 1, 2019, through June 30, 2020, and only performance beginning as of July 1, 2020, and thereafter will be utilized in calculating performance adjustments through June 30, 2020.

Effective July 1, 2019, the line of credit (as discussed in the Notes to the Financial Statements in this annual report) among the Trust, with respect to its Funds, and CAPCO terminated; the Trust, with respect to its Funds, along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2017 (the IFL Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each Fund to directly lend and borrow money to or from certain other affiliated Funds relying upon the IFL Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the IFL Order, by averaging the current repurchase agreement rate and the current bank loan rate.

================================================================================

64  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MAY 31,
                               ------------------------------------------------------------------------------
                                     2019             2018            2017              2016             2015
                               ------------------------------------------------------------------------------
Net asset value at
  beginning of period          $    25.78       $    26.09      $    24.08        $    26.27       $    26.02
                               ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .46              .42             .45               .55              .56
  Net realized and
    unrealized gain (loss)           (.79)            1.28            2.06             (2.06)             .33
                               ------------------------------------------------------------------------------
Total from investment
  operations                         (.33)            1.70            2.51             (1.51)             .89
                               ------------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.39)            (.44)           (.50)             (.56)            (.64)
  Realized capital gains            (1.09)           (1.57)              -              (.12)               -
                               ------------------------------------------------------------------------------
Total distributions                 (1.48)           (2.01)           (.50)             (.68)            (.64)
                               ------------------------------------------------------------------------------
Net asset value at
  end of period                $    23.97       $    25.78      $    26.09        $    24.08       $    26.27
                               ==============================================================================
Total return (%)*                   (1.20)            6.52           10.59             (5.73)            3.47
Net assets at end of
  period (000)                 $2,777,038       $2,493,883      $2,398,407        $2,278,762       $2,526,548
Ratios to average
  daily net assets:**
  Expenses (%)(a)                     .98(b)           .97            1.06              1.13             1.16
  Expenses, excluding
    reimbursements (%)(a)            1.01              .97            1.06              1.13             1.16
  Net investment income (%)          1.91             1.64            1.78              2.18             2.14
Portfolio turnover (%)                 95(c)            56              69                87(d)            62

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were
    $2,809,255,000.
(a) Does not include acquired fund fees, if any.
(b) Effective June 22, 2018, the Manager has voluntarily agreed to limit the annual expenses of the Fund to 0.98% of the Fund's average daily net assets.
(c) For the year ended May 31, 2019, the portfolio turnover calculation excludes the value of securities purchased of $370,785,000 and sold of $3,096,000 after the Fund's acquisition of First Start Growth Fund. Reflects increased trading activity due to usage of quantitative investment strategies.
(d) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  65

================================================================================

EXPENSE EXAMPLE

May 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2018, through May 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do

================================================================================

66  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                   EXPENSES PAID
                                     BEGINNING                 ENDING              DURING PERIOD*
                                   ACCOUNT VALUE            ACCOUNT VALUE         DECEMBER 1, 2018 -
                                  DECEMBER 1, 2018          MAY 31, 2019            MAY 31, 2019
                                  ------------------------------------------------------------------
Actual                                $1,000.00               $1,020.60                 $4.94

Hypothetical
  (5% return before expenses)          1,000.00                1,020.04                  4.94

*Expenses are equal to the Fund's annualized expense ratio of 0.98%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 2.06% for the six-month period of December 1, 2018, through May 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  67

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

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68  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

================================================================================

70  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

   o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

   o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

   o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

   o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

   o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment).

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

      For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

   o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

   o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

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   o  VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

   o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

   o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

   o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

   o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

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THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY
CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience,

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education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

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PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the
Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation

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agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly
(i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

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THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS
GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

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FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board
considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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                                                     ADVISORY AGREEMENT(S) |  79
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FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information

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presented periodically throughout the previous year. The Board considered each
Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

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SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser. At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

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ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND THE MANAGER)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the (i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting of the Board of Trustees (the Board) held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager;

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, ap- proved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Upon the closing of the transaction, on behalf of the Fund, Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and the Manager will terminate and the new investment advisory agreement between the Trust and Victory Capital will go into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are included in this annual report.

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and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports

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during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

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EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services - was below the median of its expense group and equal to the median of its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and equal to the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee. The Board also took into account management's discussion with respect to the Fund's expenses. The Board also considered that the Fund's management fee rate was reduced in October 2016. The Board also considered that the Fund's management fee was reduced further and that the performance fee component was eliminated in April 2017.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end

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86  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2018. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance

================================================================================

                                                     ADVISORY AGREEMENT(S) |  87

================================================================================

and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

88  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the Board) of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  89

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

90  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  91

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

92  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  93

================================================================================

of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as

================================================================================

94  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  95

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

================================================================================

96  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  97

================================================================================

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17); Senior Compliance Advisor, USAA Mutual Funds Trust (2010-2014).

THE FOLLOWING OFFICERS SERVED IN THEIR RESPECTIVE OFFICE UNTIL JULY 1, 2019, AT WHICH POINT EACH OF THE FOLLOWING OFFICERS RESIGNED FROM THEIR RESPECTIVE OFFICE AND NO LONGER SERVE IN THESE POSITIONS.

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-06/19); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-06/19); Head of Equities, Equity Investments, AMCO (01/12-present).

================================================================================

98  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-06/19); Assistant Secretary, USAA ETF Trust (01/19-06/19); Senior Attorney, FASG General Counsel, USAA (09/17-06/19); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-06/19); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  99

================================================================================

AS OF JULY 1, 2019
TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1700
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the USAA AMCO's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and
(iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

===============================================================================

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       San Antonio, TX 78288                                         PRSRT STD
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23405-0719


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                    May 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Cornerstone Moderately Conservative Fund

         FUND
        SHARES
        UCMCX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

"... LONG-TERM INVESTORS SHOULD NEVER MAKE
DECISIONS IN HASTE. THEY SHOULD MAKE                [PHOTO OF BROOKS ENGLEHARDT]
THOUGHTFUL DECISIONS BASED ON THEIR LONG-TERM
OBJECTIVES, TIME HORIZON, AND RISK TOLERANCE."

--------------------------------------------------------------------------------

JULY 2019

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc. (Victory Holdings), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). In connection with the Transaction, also as previous announced, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019; and Victory Capital became the investment adviser to each USAA Mutual Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION ABOUT CHANGES THAT TOOK EFFECT ON JULY 1, 2019.

Softening global economic conditions and escalating trade tensions rattled investors during the 12-month reporting period ended May 31, 2019. When the reporting period began in June 2018, the global economy was expanding across most regions and countries, led by the U.S. In this environment, stocks generally advanced. In the fixed income market, U.S. Treasury yields rose, as the U.S. Federal Reserve ("Fed") continued to tighten monetary policy.

Signs of trouble emerged during the summer of 2018. The U.S. economic expansion continued, but growth in a number of other economies, including some European countries and China, showed a weakening trend. By the autumn of 2018, investors' fears of a global economic slowdown, combined with harsh U.S.-China trade rhetoric and Brexit-related uncertainty in Europe, sparked a surge in market volatility. Global stocks dropped, with most of the decline occurring in December 2018. At the same time, intermediate- and longer-term yields fell, as investors anticipated a change in Fed monetary policy. Indeed, after having raised short-term interest rates four times during 2018, Fed officials announced in January 2019 that they would "pause," retreating from their earlier plan to raise interest rates in 2019. Stocks rallied in response and by April 2019 had recovered most of the ground they had lost. In May 2019, ongoing trade tensions between the United States and China, as well as President Trump administration's threat to impose tariffs on Mexico, drove a renewed decline in stock prices. In the fixed income market, concerns that trade disputes would seriously undermine global

================================================================================

================================================================================

economic growth pushed down intermediate- and longer-term yields, which ended the reporting period lower than they started. The yield on the 10-year U.S. Treasury note, which began June 2018 at 2.89%, rose to 3.24% on November 8, 2018--its high point of the period--and fell to 2.13% by May 31, 2019.

In the final months of the reporting period, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. A yield-curve inversion warrants attention because it has been a reliable recession indicator. Although recessions do not automatically follow inversions, a downward-sloped yield curve has preceded every U.S. recession since the 1960s. That said, the lag between an inversion and a recession has been inconsistent. At USAA Investments, A Victory Capital Investment Franchise, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years, with no clear pattern to provide useful guidance. And as I write to you, we see no recession on the horizon. First, the U.S. economy continues to grow, albeit at a slower pace than in 2018. Second, the Fed has made clear its commitment to pause its interest rate hikes, and there is a growing belief in the markets that policymakers may even cut interest rates in 2019. (In early June 2019, after the end of the reporting period, Fed Chair Jerome Powell stated that the U.S. central bank was monitoring the escalation in trade tensions and could potentially respond by cutting interest rates if U.S. economic conditions deteriorate.)

At USAA Investments, our team of portfolio managers will continue to monitor the financial markets, economic conditions, the global trade regime, Fed policy, the direction of longer-term interest rates, and other issues that have the potential to affect your investments. In the meantime, I would advise you to ignore media "noise" about such matters. Media "noise" is meant to provoke an emotional reaction, which can lead to hasty decision-making. In my opinion, long-term investors should never make decisions in haste. They should make thoughtful decisions based on their long-term objectives, time horizon, and risk tolerance. Dollar-cost averaging, in which you invest a set amount on a regular basis, is a strategy that can help you stay on track. Another effective strategy is diversification, which can potentially insulate a portfolio from market turbulence or changes in performance leadership.

If you would like to review your portfolio to confirm that it is properly aligned with your investment plan, please contact one of our financial advisors. You might want to make that call before the summer gets fully underway. When we are traveling and spending time with family and friends, it can be tempting to put off decisions on financial matters.

From all of us at USAA Investments, A Victory Capital Investment Franchise, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                          1

INVESTMENT OVERVIEW                                                           5

SHAREHOLDER VOTING RESULTS                                                    9

FINANCIAL INFORMATION

  Distributions to Shareholders                                              10

  Report of Independent Registered
    Public Accounting Firm                                                   11

  Portfolio of Investments                                                   12

  Notes to Portfolio of Investments                                          31

  Financial Statements                                                       37

  Notes to Financial Statements                                              40

  Financial Highlights                                                       57

EXPENSE EXAMPLE                                                              58

ADVISORY AGREEMENT(S)                                                        60

TRUSTEES' AND OFFICERS' INFORMATION                                          81

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

    WASIF A. LATIF                                           ARNOLD J. ESPE, CFA
    LANCE HUMPHREY, CFA

--------------------------------------------------------------------------------

o HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2019?

    The world financial markets produced mixed results, reflecting investors' struggle to assess the shifting outlook for economic growth.

    During the reporting period, large-cap U.S. equities were the best performer among the major asset classes. Domestic stocks performed very well in the first half of the reporting period, during which both economic data and corporate earnings came in above expectations. However, the market sold off sharply in late 2018 due to the combination of worries about U.S. Federal Reserve (Fed) policy, the trade dispute between the United States and China, and signs of slowing economic growth overseas. Stocks quickly recovered from the downturn, and the main U.S. equity indexes went on to post their best quarter in nearly 10 years during the first three months of 2019. A rapid shift in Fed policy was likely the key catalyst for the rebound. Whereas the markets generally were expecting as late as October 2018 that the Fed would raise interest rates three to four times in 2019, a series of statements from key officials indicated the Fed was in fact likely finished raising interest rates for the foreseeable future. The reporting period ended on a down note with a weak showing in May 2019, as stocks lost some of their previous gains due to renewed worries about slowing growth and the failure of the United States and China to resolve their trade impasse.

    The net effect of these sentiment swings was a narrow advance for large-cap U.S. stocks, as gauged by the 3.47% gain of the Russell 1000 Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    The Russell 2000 Index, a measure of performance for smaller companies, lagged considerably with a return of -9.04%.

    Developed-market international equities posted a loss over the 12-month reporting period, largely as a result of the unexpectedly slow growth outside of the United States. In combination with the weakness in foreign currencies versus the U.S. dollar, the slowdown led to a loss of -5.75% for the MSCI EAFE Index. Emerging-market stocks also closed in negative territory, as gauged by the -8.70% return of the MSCI Emerging Markets Index. Concerns about the global trade outlook and the prospect of slowing growth in the developed world contributed to the underperformance for the asset class.

    Investment-grade bonds, after producing sluggish performance in the first half of the reporting period, staged a strong rally from early November 2018 onward due in part to the Fed's shift toward a more accommodative policy. The gains propelled the Bloomberg Barclays U.S. Aggregate Index to a return of 6.40% for the full reporting period. High-yield bonds also performed reasonably well, as gauged by the 5.93% gain for the ICE BofAML U.S. High Yield Index. Although high-yield issues fell sharply in late 2018 amid the evaporation of investor risk appetites, the category returned to positive territory in early 2019.

o HOW DID THE USAA CORNERSTONE MODERATELY CONSERVATIVE FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2019, the Fund had a total return of 0.99%. This compares to returns of 6.41% for the Bloomberg Barclays U.S. Universal Index and 3.56% for the Cornerstone Moderately Conservative Composite Index.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    Effective July 1, 2019, Victory Capital serves as the Fund's investment adviser. Prior to July 1, 2019, AMCO served as the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    Consistent with the broader economic environment, the Fund's allocation to large-cap U.S. equities was the key contributor to performance in the past year. The Fund was weighted toward large-cap stocks over small caps, which aided results. However, our preference for the value style versus growth was out of step with the market. Performance also was hurt somewhat by favoring international equities over U.S. equities. We believe both developed- and emerging-market equities offer more compelling valuations and greater upside potential than U.S. equities, but this aspect of our approach detracted in the reporting period, given the outperformance of U.S. equities compared to international equities.

    The Fund's bond portfolio performed well and made a meaningful contribution to results. We generated robust performance from our decision to maintain a sizable weighting in long-term U.S. Treasury securities based on our belief that investors were overestimating the potential for accelerating economic growth. Once the economy indeed began to slow in the fourth quarter of 2018, our holdings in government bonds rallied in kind. An allocation to corporate issuers further benefited results at a time of relative strength for credit-sensitive investments. We also would note that the Fund's bond investments fulfilled their role of reducing portfolio volatility at a time of significant swings in equities and other segments of the financial markets. A weighting in high-yield bonds was an additional contributor.

    The majority of the key trends in the market have been in place for a multi-year period, with domestic stocks outperforming bonds, the growth style outpacing value, and U.S. equities exceeding the returns of the foreign markets, to name just a few. Given the persistence of these tendencies, it can be easy for investors to forget that asset class returns

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    tend to run in cycles. We, therefore, prefer to take a long-term view based on the knowledge that even well-established market trends can--and do--shift abruptly. Rather than trying to chase short-term performance, we continue to emphasize diversification, fundamentals, and valuations. We believe this steady approach, rather than one that attempts to respond to the latest headlines, is the most effective way to navigate volatile markets.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things:
    (1) exchange-traded funds (ETFs); (2) futures, options, and other derivatives; (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments; (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o ETFs are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

4  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

INVESTMENT OVERVIEW

               o AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 o

-----------------------------------------------------------------------------------------
                                                                    SINCE       INCEPTION
                                   1 YEAR    5 YEAR    10 YEAR    INCEPTION*       DATE
-----------------------------------------------------------------------------------------
USAA Cornerstone Moderately
  Conservative Fund                 0.99%     2.44%        -         4.66%        6/08/12
Bloomberg Barclays U.S.
  Universal Index** (reflects
  no deduction for fees,
  expenses, or taxes)               6.41%     2.92%      4.30%         -             -
Cornerstone Moderately
  Conservative Composite
  Index*** (reflects no
  deduction for fees,
  expenses, or taxes)               3.56%      4.22%     6.94%         -             -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

***The Cornerstone Moderately Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (23%), the MSCI ACWI ex USA IMI Net (15%), the Bloomberg Barclays U.S. Universal Index (58%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust
(REIT) Index Gross (1%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                    CORNERSTONE          USAA CORNERSTONE            BLOOMBERG
                     MODERATELY             MODERATELY               BARCLAYS
                   CONSERVATIVE            CONSERVATIVE           U.S. UNIVERSAL
                  COMPOSITE INDEX              FUND                    INDEX
05/31/12            $10,000.00              $10,000.00              $10,000.00
06/30/12             10,200.03               10,170.00               10,025.20
07/31/12             10,341.82               10,311.00               10,174.72
08/31/12             10,449.23               10,461.00               10,196.08
09/30/12             10,589.56               10,623.00               10,225.98
10/31/12             10,567.13               10,693.00               10,258.45
11/30/12             10,627.87               10,754.00               10,283.01
12/31/12             10,715.94               10,887.00               10,284.93
01/31/13             10,890.90               11,070.00               10,231.32
02/28/13             10,935.85               11,090.00               10,280.45
03/31/13             11,051.03               11,200.00               10,292.62
04/30/13             11,228.00               11,363.00               10,405.61
05/31/13             11,129.80               11,292.00               10,229.19
06/30/13             10,902.56               11,034.00               10,049.13
07/31/13             11,134.97               11,239.00               10,081.81
08/31/13             11,000.41               11,106.00               10,024.35
09/30/13             11,274.70               11,287.00               10,124.10
10/31/13             11,514.19               11,555.00               10,224.27
11/30/13             11,563.91               11,617.00               10,191.17
12/31/13             11,623.95               11,700.00               10,146.52
01/31/14             11,559.83               11,595.00               10,281.09
02/28/14             11,834.59               11,869.00               10,354.35
03/31/14             11,847.80               11,919.00               10,344.74
04/30/14             11,935.29               12,025.00               10,430.39
05/31/14             12,112.38               12,184.00               10,555.98
06/30/14             12,228.69               12,327.00               10,572.00
07/31/14             12,125.69               12,231.00               10,539.11
08/31/14             12,331.36               12,380.00               10,653.38
09/30/14             12,108.61               12,158.00               10,568.80
10/31/14             12,243.23               12,222.00               10,672.39
11/30/14             12,357.12               12,318.00               10,728.99
12/31/14             12,274.19               12,228.00               10,710.62
01/31/15             12,332.64               12,294.00               10,914.39
02/28/15             12,555.60               12,468.00               10,850.74
03/31/15             12,521.51               12,399.00               10,895.60
04/30/15             12,625.45               12,486.00               10,882.99
05/31/15             12,626.20               12,497.00               10,863.98
06/30/15             12,440.18               12,268.00               10,742.66
07/31/15             12,513.54               12,301.00               10,805.25
08/31/15             12,171.11               11,894.00               10,773.42
09/30/15             12,036.08               11,706.00               10,815.50
10/31/15             12,414.24               12,049.00               10,850.10
11/30/15             12,359.73               11,949.00               10,810.59
12/31/15             12,234.89               11,737.00               10,756.55
01/31/16             12,020.78               11,490.00               10,875.30
02/29/16             12,048.43               11,524.00               10,952.63
03/31/16             12,495.43               11,902.00               11,086.76
04/30/16             12,621.63               12,037.00               11,162.37
05/31/16             12,654.45               12,060.00               11,171.13
06/30/16             12,772.13               12,251.00               11,367.64
07/31/16             13,045.46               12,524.00               11,461.40
08/31/16             13,063.72               12,536.00               11,473.79
09/30/16             13,100.30               12,582.00               11,476.57
10/31/16             12,944.41               12,422.00               11,400.32
11/30/16             12,857.68               12,239.00               11,144.00
12/31/16             12,992.68               12,343.00               11,177.11
01/31/17             13,148.63               12,527.00               11,216.63
02/28/17             13,359.04               12,711.00               11,303.13
03/31/17             13,402.87               12,803.00               11,299.50
04/30/17             13,543.83               12,930.00               11,393.27
05/31/17             13,697.90               13,103.00               11,481.05
06/30/17             13,728.35               13,117.00               11,471.23
07/31/17             13,909.84               13,268.00               11,528.47
08/31/17             13,998.59               13,373.00               11,628.01
09/30/17             14,087.46               13,424.00               11,587.00
10/31/17             14,209.73               13,541.00               11,600.88
11/30/17             14,318.65               13,622.00               11,583.37
12/31/17             14,443.06               13,757.00               11,634.41
01/31/18             14,658.83               13,974.00               11,522.49
02/28/18             14,327.70               13,601.00               11,413.13
03/31/18             14,290.60               13,612.00               11,470.80
04/30/18             14,273.58               13,576.00               11,394.34
05/31/18             14,379.35               13,612.00               11,456.28
06/30/18             14,349.33               13,537.00               11,439.83
07/31/18             14,526.12               13,658.00               11,463.75
08/31/18             14,638.73               13,731.00               11,520.14
09/30/18             14,611.68               13,680.00               11,470.80
10/31/18             14,104.24               13,157.00               11,374.90
11/30/18             14,234.26               13,266.00               11,425.95
12/31/18             13,933.37               13,028.00               11,604.72
01/31/19             14,509.99               13,516.00               11,764.71
02/28/19             14,678.80               13,604.00               11,777.52
03/31/19             14,901.70               13,797.00               11,990.26
04/30/19             15,110.99               13,910.00               12,007.13
05/31/19             14,890.92               13,747.00               12,191.04

                                   [END CHART]

                       Data from 5/31/12 through 5/31/19.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderately Conservative Fund to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Cornerstone Moderately Conservative Composite Index and the Bloomberg Barclays U.S. Universal Index is calculated from the end of the month, May 31, 2012, while the inception date of the USAA Cornerstone Moderately Conservative Fund is June 8, 2012. There may be a slight variation of performance numbers because of this difference.

================================================================================

6  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

                         o TOP 10 HOLDINGS* - 5/31/19 o
                                (% of Net Assets)

iShares iBoxx $ High Yield Corporate Bond ETF ............................  5.1%
U.S. Treasury Bond, 3.13%, 8/15/2044 .....................................  4.2%
U.S. Treasury Note, 1.13%, 2/28/2021 .....................................  3.3%
iShares Core S&P 500 ETF .................................................  3.1%
Vanguard FTSE Europe ETF .................................................  2.8%
U.S. Treasury Note, 2.25%, 11/15/2025 ....................................  2.8%
Vanguard Total Bond Market ETF ...........................................  2.7%
Schwab Fundamental International Large Company Index ETF .................  2.5%
Freddie Mac, 3.00%, 3/01/2047 ............................................  2.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF ......................  2.0%

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o ASSET ALLOCATION* - 5/31/19 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

U.S. TREASURY SECURITIES                                                   23.5%
INTERNATIONAL EQUITY SECURITIES                                            18.0%
U.S. EQUITY SECURITIES                                                     16.4%
U.S. GOVERNMENT AGENCY ISSUES                                              13.1%
FIXED-INCOME EXCHANGE-TRADED FUNDS                                         12.8%
CORPORATE OBLIGATIONS                                                       5.7%
MONEY MARKET INSTRUMENTS                                                    3.6%
GLOBAL REAL ESTATE EQUITY SECURITIES                                        1.8%
ASSET-BACKED SECURITIES                                                     1.6%
EURODOLLAR AND YANKEE OBLIGATIONS                                           0.9%
COMMERCIAL MORTGAGE SECURITIES                                              0.8%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            0.8%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.3%
CONVERTIBLE SECURITIES                                                      0.3%
BANK LOANS                                                                  0.2%

                                   [END CHART]

*Does not include futures and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

8  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust (Trust). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby AMCO was acquired by Victory Holdings, the parent company of Victory Capital.

                           NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
    FOR                            AGAINST                              ABSTAIN
--------------------------------------------------------------------------------
10,166,352                         696,808                             1,090,346

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested trustee" as defined in the Investment Company Act of 1940, as amended (1940
Act); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                          NUMBER OF SHARES VOTING
-------------------------------------------------------------------------------
TRUSTEES                             FOR                         VOTES WITHHELD
-------------------------------------------------------------------------------
David C. Brown                  8,299,565,565                      820,887,736
John C. Walters                 8,317,935,885                      802,517,416

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2019:

 DIVIDEND RECEIVED                   LONG-TERM
DEDUCTION (CORPORATE               CAPITAL GAIN               QUALIFIED INTEREST
  SHAREHOLDERS)(1)                DISTRIBUTIONS(2)                  INCOME
--------------------------------------------------------------------------------
      13.09%                        $2,581,000                    $2,419,000
--------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
USAA CORNERSTONE MODERATELY CONSERVATIVE FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderately Conservative Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 23, 2019

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2019

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                COUPON                          VALUE
(000)         SECURITY                                                 RATE          MATURITY         (000)
-----------------------------------------------------------------------------------------------------------
              BONDS (59.2%)

              ASSET-BACKED SECURITIES (1.6%)

              ASSET BACKED SECURITIES (1.6%)
              ------------------------------
              AUTOMOBILE ABS (1.2%)
$      143    Americredit Automobile Receivables Trust                 3.15%         3/20/2023     $    145
       480    Americredit Automobile Receivables Trust                 3.50          1/18/2024          492
       125    Avis Budget Rental Car Funding AESOP, LLC(a)             2.96          7/20/2020          125
        78    Avis Budget Rental Car Funding AESOP, LLC(a)             3.75          7/20/2020           78
       608    Avis Budget Rental Car Funding AESOP, LLC(a)             2.50          2/20/2021          607
       324    Credit Acceptance Auto Loan Trust(a)                     4.29         11/15/2024          325
       329    Credit Acceptance Auto Loan Trust(a)                     3.55          8/15/2027          335
       560    OSCAR U.S. Funding Trust IX, LLC(a)                      3.63          9/10/2025          580
                                                                                                   --------
                                                                                                      2,687
                                                                                                   --------
              CREDIT CARD ABS (0.1%)
       320    Synchrony Credit Card Master Note Trust                  2.95          5/15/2024          319
                                                                                                   --------
              OTHER ABS (0.2%)
       240    Element Rail Leasing I, LLC(a)                           3.67          4/19/2044          248
        88    NP SPE II, LLC(a)                                        3.37         10/21/2047           89
       174    SCF Equipment Leasing, LLC(a)                            3.41         12/20/2023          175
                                                                                                   --------
                                                                                                        512
                                                                                                   --------
              STUDENT LOAN ABS (0.1%)
       200    Navient Student Loan Trust (1 mo. LIBOR + 1.50%)         3.93(b)       8/25/2050          199
                                                                                                   --------
              Total Asset Backed Securities                                                           3,717
                                                                                                   --------
              Total Asset-Backed Securities (cost: $3,649)                                            3,717
                                                                                                   --------

              BANK LOANS (0.2%)(c)

              CONSUMER, CYCLICAL (0.2%)
              -------------------------
              RETAIL (0.2%)
       387    Academy, Ltd. (1 mo. LIBOR + 4.00%)                      6.44          7/01/2022          283
       200    Academy, Ltd. (1 mo. LIBOR + 4.00%)                      6.48          7/01/2022          146
                                                                                                   --------
              Total Consumer, Cyclical                                                                  429
                                                                                                   --------
              Total Bank Loans (cost: $486)                                                             429
                                                                                                   --------

================================================================================

12  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                COUPON                          VALUE
(000)         SECURITY                                                 RATE          MATURITY         (000)
-----------------------------------------------------------------------------------------------------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)

              MORTGAGE SECURITIES (0.3%)
              --------------------------
              WHOLE LOAN COLLATERAL CMO (0.3%)
$       29    Sequoia Mortgage Trust (1 mo. LIBOR + 0.90%)              3.34%(b)     9/20/2033     $     29
       623    Structured Asset Mortgage Investments Trust
                (1 mo. LIBOR + 0.50%)                                   2.94(b)      7/19/2035          600
        30    Wells Fargo Mortgage Backed Securities Trust              5.16(d)      4/25/2035           30
                                                                                                   --------
              Total Mortgage Securities                                                                 659
                                                                                                   --------
              Total Collateralized Mortgage Obligations (cost: $682)                                    659
                                                                                                   --------
              COMMERCIAL MORTGAGE SECURITIES (0.8%)

              MORTGAGE SECURITIES (0.8%)
              --------------------------
              COMMERCIAL MBS (0.8%)
       155    Banc of America Commercial Mortgage Trust                 5.66(d)      7/10/2044           58
        26    Banc of America Commercial Mortgage Trust                 6.57(d)      2/10/2051           26
        54    Bear Stearns Commercial Mortgage Securities Trust(a)      5.66(d)      9/11/2041           54
       320    BT-h21 Mortgage-Backed Securities Trust
                (1 mo. LIBOR + 2.50%)(a)                                4.81(b)     10/07/2021          320
         4    Credit Suisse Commercial Mortgage Trust
                (1 mo. LIBOR + 0.19%)                                   2.62(b)      2/15/2040            4
     3,186    CSAIL Commercial Mortgage Trust(e)                        1.79(d)      1/15/2049          270
       830    FREMF Mortgage Trust(a)                                   3.51(d)      8/25/2045          829
        88    GE Capital Commercial Mortgage Corp.                      5.61(d)     12/10/2049           75
     2,668    UBS Commercial Mortgage Trust(a),(e)                      2.06(d)      5/10/2045          126
                                                                                                   --------
              Total Mortgage Securities                                                               1,762
                                                                                                   --------
              Total Commercial Mortgage Securities (cost: $1,865)                                     1,762
                                                                                                   --------

              CONVERTIBLE SECURITIES (0.3%)

              BASIC MATERIALS (0.3%)
              ----------------------
              MINING (0.3%)
       753    Hycroft Mining Corp.(f),(g),(h),(i)                      15.00(j)     10/22/2020           23
       700    Pretium Resources, Inc.                                   2.25         3/15/2022          660
                                                                                                   --------
              Total Basic Materials                                                                     683
                                                                                                   --------
              Total Convertible Securities (cost: $1,416)                                               683
                                                                                                   --------
              CORPORATE OBLIGATIONS (5.7%)

              COMMUNICATIONS (0.2%)
              ---------------------
              TELECOMMUNICATIONS (0.2%)
       500    Hughes Satellite Systems Corp.                            6.50         6/15/2019          500
                                                                                                   --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                COUPON                          VALUE
(000)         SECURITY                                                 RATE          MATURITY         (000)
-----------------------------------------------------------------------------------------------------------
              CONSUMER, CYCLICAL (0.7%)
              -------------------------
              AIRLINES (0.1%)
$      118    Continental Airlines, Inc. Pass-Through Trust "B"        6.25%        10/11/2021     $    120
                                                                                                   --------
              AUTO MANUFACTURERS (0.6%)
       700    Harley-Davidson Financial Services, Inc.(a)              3.55          5/21/2021          707
       700    Hyundai Capital America(a)                               3.75          7/08/2021          712
                                                                                                   --------
                                                                                                      1,419
                                                                                                   --------
              Total Consumer, Cyclical                                                                1,539
                                                                                                   --------
              CONSUMER, NON-CYCLICAL (0.2%)
              -----------------------------
              HEALTHCARE-SERVICES (0.2%)
       600    Community Health Systems, Inc.                           6.88          2/01/2022          402
                                                                                                   --------
              ENERGY (1.2%)
              -------------
              PIPELINES (1.2%)
       650    Enbridge Energy Partners, LP                             7.38         10/15/2045          932
       400    Energy Transfer Operating, LP (3 mo.
                LIBOR + 3.02%)                                         5.60(b)      11/01/2066          319
       700    EQM Midstream Partners, LP                               4.75          7/15/2023          714
       200    Martin Midstream Partners, LP / Martin
                Midstream Finance Corp.                                7.25          2/15/2021          195
       200    Southern Union Co. (3 mo. LIBOR + 3.02%)                 5.60(b)      11/01/2066          156
       300    Tallgrass Energy Partners, LP / Tallgrass
                Energy Finance Corp.(a)                                5.50          9/15/2024          308
                                                                                                   --------
              Total Energy                                                                            2,624
                                                                                                   --------
              FINANCIAL (2.8%)
              ----------------
              BANKS (0.5%)
       100    Compass Bank                                             3.88          4/10/2025          101
       100    First Maryland Capital I (3 mo. LIBOR + 1.00%)           3.60(b)       1/15/2027           93
     1,000    SunTrust Capital I (3 mo. LIBOR + 0.67%)                 3.19(b)       5/15/2027          933
                                                                                                   --------
                                                                                                      1,127
                                                                                                   --------
              DIVERSIFIED FINANCIAL SERVICES (0.4%)
     1,000    Cullen/Frost Capital Trust II (3 mo. LIBOR + 1.55%)      4.07(b)       3/01/2034          865
                                                                                                   --------
              INSURANCE (1.7%)
       700    Allstate Corp. (3 mo. LIBOR + 2.94%)                     5.75(k)       8/15/2053          719
       332    AmTrust Financial Services, Inc.                         6.13          8/15/2023          323
       700    Athene Holding Ltd.                                      4.13          1/12/2028          687
       550    HSB Group, Inc. (3 mo. LIBOR + 0.91%)                    3.51(b)       7/15/2027          473
     1,100    Nationwide Mutual Insurance Co. (3 mo.
                LIBOR + 2.29%)(a)                                      4.90(b)      12/15/2024        1,097

================================================================================

14  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                COUPON                          VALUE
(000)         SECURITY                                                 RATE          MATURITY         (000)
-----------------------------------------------------------------------------------------------------------
$      600    Prudential Financial, Inc. (3 mo. LIBOR + 3.92%)         5.63%(k)      6/15/2043     $    622
                                                                                                   --------
                                                                                                      3,921
                                                                                                   --------
              INVESTMENT COMPANIES (0.2%)
       350    Ares Capital Corp.                                       3.63          1/19/2022          352
                                                                                                   --------
              Total Financial                                                                         6,265
                                                                                                   --------
              INDUSTRIAL (0.4%)
              -----------------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
       100    Artesyn Embedded Technologies, Inc.(a)                   9.75         10/15/2020          102
                                                                                                   --------
              MISCELLANEOUS MANUFACTURERS (0.1%)
       210    General Electric Co.                                     5.50          1/08/2020          213
                                                                                                   --------
              TRANSPORTATION (0.3%)
       700    Ryder System, Inc.                                       3.50          6/01/2021          711
                                                                                                   --------
              Total Industrial                                                                        1,026
                                                                                                   --------
              UTILITIES (0.2%)
              ----------------
              ELECTRIC (0.2%)
       467    NextEra Energy Capital Holdings, Inc.                    3.34          9/01/2020          471
                                                                                                   --------
              Total Corporate Obligations (cost: $12,491)                                            12,827
                                                                                                   --------

              EURODOLLAR AND YANKEE OBLIGATIONS (0.9%)
              BASIC MATERIALS (0.1%)
              ----------------------
              MINING (0.1%)
       300    Newcrest Finance Pty. Ltd.(a)                            4.45         11/15/2021          311
                                                                                                   --------
              CONSUMER, CYCLICAL (0.3%)
              -------------------------
              AUTO MANUFACTURERS (0.3%)
       700    BMW U.S. Capital, LLC(a)                                 3.25          8/14/2020          705
                                                                                                   --------
              ENERGY (0.4%)
              -------------
              OIL & GAS (0.3%)
       700    Petroleos Mexicanos                                      5.38          3/13/2022          723
                                                                                                   --------
              OIL & GAS SERVICES (0.1%)
        23    Schahin II Finance Co. SPV Ltd.(a),(f),(h)               8.00          5/25/2020           21
       912    Schahin II Finance Co. SPV Ltd.(a),(g),(l)               5.88          9/25/2023           96
                                                                                                   --------
                                                                                                        117
                                                                                                   --------
              Total Energy                                                                              840
                                                                                                   --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                COUPON                          VALUE
(000)         SECURITY                                                 RATE          MATURITY         (000)
-----------------------------------------------------------------------------------------------------------
              FINANCIAL (0.1%)
              ----------------
              INSURANCE (0.1%)
$      250    QBE Capital Funding III Ltd. (USD Swap
                Semi-Annual 30/360 10 YR + 4.05%)(a)                   7.25%(k)      5/24/2041     $    264
                                                                                                   --------
              Total Eurodollar and Yankee Obligations (cost: $2,746)                                  2,120
                                                                                                   --------

-----------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-----------------------------------------------------------------------------------------------------------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (12.8%)
    16,600    Invesco Fundamental High Yield Corporate Bond ETF(m)                                      307
    16,540    iShares 20+ Year Treasury Bond ETF                                                      2,180
   136,610    iShares iBoxx $ High Yield Corporate Bond ETF(m)                                       11,598
    37,560    iShares iBoxx $ Investment Grade Corporate Bond ETF                                     4,538
    63,300    Vanguard Mortgage-Backed Securities ETF                                                 3,330
     5,000    Vanguard Short-Term Bond ETF                                                              401
    75,000    Vanguard Total Bond Market ETF                                                          6,168
     8,000    Xtrackers USD High Yield Corporate Bond ETF(m)                                            392
                                                                                                   --------
              Total Fixed-Income Exchange-Traded Funds (cost: $28,493)                               28,914
                                                                                                   --------

-----------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON
(000)                                                                  RATE          MATURITY
-----------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ISSUES (13.1%)(n)

              COMMERCIAL MBS (1.4%)
$      500    Fannie Mae(+)                                            2.15%         1/25/2023          497
     1,100    Freddie Mac(+)                                           3.33(d)       5/25/2025        1,155
     1,000    Freddie Mac(+)                                           3.51          4/25/2030        1,063
       536    Freddie Mac(+)                                           3.70(d)       1/25/2033          580
                                                                                                   --------
                                                                                                      3,295
                                                                                                   --------
              FGLMC COLLATERAL (11.7%)
     1,466    Freddie Mac(+)                                           3.00          4/01/2046        1,481
     3,474    Freddie Mac(+)                                           3.00          6/01/2046        3,508
     1,590    Freddie Mac(+)                                           3.00          9/01/2046        1,605
       801    Freddie Mac(+)                                           3.00         10/01/2046          809
     1,623    Freddie Mac(+)                                           3.00         11/01/2046        1,636
     3,768    Freddie Mac(+)                                           3.00          1/01/2047        3,798

================================================================================

16  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                COUPON                          VALUE
(000)         SECURITY                                                 RATE          MATURITY         (000)
-----------------------------------------------------------------------------------------------------------
$    2,538    Freddie Mac(+)                                           3.00%         1/01/2047     $  2,558
     4,583    Freddie Mac(+)                                           3.00          3/01/2047        4,620
     4,370    Freddie Mac(+)                                           3.50          4/01/2046        4,476
     1,866    Freddie Mac(+)                                           3.50          4/01/2048        1,910
                                                                                                   --------
                                                                                                     26,401
                                                                                                   --------
              Total U.S. Government Agency Issues (cost: $29,567)                                    29,696
                                                                                                   --------

              U.S. TREASURY SECURITIES (23.5%)

              BONDS (9.8%)
     4,000    U.S. Treasury Bond (STRIPS Principal)
                (Zero Coupon)                                          0.00          8/15/2044        2,074
       300    U.S. Treasury Bond                                       2.50          2/15/2045          296
     2,285    U.S. Treasury Bond                                       3.00         11/15/2044        2,472
     3,000    U.S. Treasury Bond                                       3.00          5/15/2045        3,249
     1,000    U.S. Treasury Bond                                       3.00          5/15/2047        1,084
     1,000    U.S. Treasury Bond(o)                                    3.00          8/15/2048        1,085
     1,000    U.S. Treasury Bond(o)                                    3.00          2/15/2049        1,086
     8,700    U.S. Treasury Bond                                       3.13          8/15/2044        9,609
     1,000    U.S. Treasury Bond(o)                                    3.38         11/15/2048        1,165
                                                                                                   --------
                                                                                                     22,120
                                                                                                   --------
              NOTES (13.7%)
     7,600    U.S. Treasury Note(p)                                    1.13          2/28/2021        7,487
     3,800    U.S. Treasury Note                                       1.63          4/30/2023        3,758
     2,000    U.S. Treasury Note                                       1.63          2/15/2026        1,950
       618    U.S. Treasury Note                                       2.00          2/15/2023          619
       800    U.S. Treasury Note                                       2.25         11/15/2024          811
     6,200    U.S. Treasury Note                                       2.25         11/15/2025        6,287
     1,000    U.S. Treasury Note                                       2.25          2/15/2027        1,013
     1,000    U.S. Treasury Note                                       2.25         11/15/2027        1,011
     1,500    U.S. Treasury Note                                       2.38          8/15/2024        1,531
     2,000    U.S. Treasury Note                                       2.38          5/15/2027        2,045
     2,000    U.S. Treasury Note(o)                                    2.50          1/31/2021        2,016
     1,500    U.S. Treasury Note                                       2.50          5/15/2024        1,539
     1,000    U.S. Treasury Note                                       2.75          2/15/2028        1,051
                                                                                                   --------
                                                                                                     31,118
                                                                                                   --------
              Total U.S. Treasury Securities (cost: $51,012)                                         53,238
                                                                                                   --------
              Total Bonds (cost: $132,407)                                                          134,045
                                                                                                   --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES     SECURITY                                                                                (000)
-----------------------------------------------------------------------------------------------------------
              INTERNATIONAL EQUITY SECURITIES (18.0%)

              COMMON STOCKS (0.1%)

              CONSUMER, CYCLICAL (0.0%)
              -------------------------
              AUTO PARTS & EQUIPMENT (0.0%)
     1,130    Autoliv, Inc.                                                                        $     70
                                                                                                   --------
              CONSUMER, NON-CYCLICAL (0.0%)
              -----------------------------
              PHARMACEUTICALS (0.0%)
       580    Jazz Pharmaceuticals plc(q)                                                                73
                                                                                                   --------
              INDUSTRIAL (0.1%)
              -----------------
              ELECTRONICS (0.1%)
     1,890    TE Connectivity Ltd.                                                                      159
                                                                                                   --------
              Total Common Stocks (cost: $313)                                                          302
                                                                                                   --------

              EXCHANGE-TRADED FUNDS (17.6%)
    31,400    Invesco FTSE RAFI Developed Markets ex-US ETF                                           1,226
    87,600    Invesco FTSE RAFI Emerging Markets ETF                                                  1,804
    63,935    iShares Core MSCI EAFE ETF                                                              3,797
    76,168    iShares Core MSCI Emerging Markets ETF                                                  3,741
    30,300    iShares Edge MSCI Min Vol EAFE ETF                                                      2,152
    19,800    iShares Edge MSCI Min Vol Emerging Markets ETF                                          1,131
   130,000    iShares MSCI Canada ETF                                                                 3,553
    44,000    iShares MSCI United Kingdom ETF                                                         1,394
   151,700    Schwab Fundamental Emerging Markets Large Company Index ETF                             4,149
   216,800    Schwab Fundamental International Large Company Index ETF                                5,752
    50,100    Schwab Fundamental International Small Company Index ETF                                1,501
     7,496    SPDR S&P Emerging Markets SmallCap ETF                                                    323
     9,770    USAA MSCI Emerging Markets Value Momentum Blend Index ETF(r)                              415
    58,200    Vanguard FTSE Developed Markets ETF                                                     2,319
   121,100    Vanguard FTSE Europe ETF                                                                6,364
     5,259    WisdomTree Emerging Markets SmallCap Dividend Fund                                        236
                                                                                                   --------
              Total Exchange-Traded Funds (cost: $38,563)                                            39,857
                                                                                                   --------

              PREFERRED STOCKS (0.3%)

              FINANCIAL (0.3%)
              ----------------
              INSURANCE (0.3%)
    27,414    Delphi Financial Group, Inc., cumulative redeemable, 5.71%,
                (3 mo. LIBOR + 3.19%) (cost: $690)                                                      637
                                                                                                   --------
              Total International Equity Securities (cost: $39,566)                                  40,796
                                                                                                   --------

================================================================================

18  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES     SECURITY                                                                                (000)
-----------------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (16.4%)

              COMMON STOCKS (10.3%)

              BASIC MATERIALS (0.0%)
              ----------------------
              IRON/STEEL (0.0%)
     1,120    Nucor Corp.                                                                          $     54
     2,050    Steel Dynamics, Inc.                                                                       51
                                                                                                   --------
              Total Basic Materials                                                                     105
                                                                                                   --------
              COMMUNICATIONS (1.4%)
              ---------------------
              ADVERTISING (0.1%)
     4,740    Interpublic Group of Companies, Inc.                                                      100
     2,530    Omnicom Group, Inc.                                                                       196
                                                                                                   --------
                                                                                                        296
                                                                                                   --------
              INTERNET (0.1%)
        70    Alphabet, Inc. "A"(q)                                                                      77
       640    CDW Corp.                                                                                  63
       460    F5 Networks, Inc.(q)                                                                       61
       380    IAC/InterActiveCorp(q)                                                                     84
                                                                                                   --------
                                                                                                        285
                                                                                                   --------
              MEDIA (0.5%)
     8,670    Altice USA, Inc. "A"                                                                      204
     5,270    CBS Corp. "B"                                                                             254
     5,070    Comcast Corp. "A"                                                                         208
     4,540    DISH Network Corp. "A"(q)                                                                 164
    12,600    Sirius XM Holdings, Inc.                                                                   67
     3,420    Viacom, Inc. "B"                                                                           99
                                                                                                   --------
                                                                                                        996
                                                                                                   --------
              TELECOMMUNICATIONS (0.7%)
     4,620    AT&T, Inc.                                                                                141
     7,430    Cisco Systems, Inc.                                                                       387
     7,180    Corning, Inc.                                                                             207
     3,510    Juniper Networks, Inc.                                                                     87
     1,720    T-Mobile US, Inc.(q)                                                                      126
    10,390    Verizon Communications, Inc.                                                              565
                                                                                                   --------
                                                                                                      1,513
                                                                                                   --------
              Total Communications                                                                    3,090
                                                                                                   --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES     SECURITY                                                                                (000)
-----------------------------------------------------------------------------------------------------------
              CONSUMER, CYCLICAL (1.4%)
              -------------------------
              AIRLINES (0.1%)
     2,130    Delta Air Lines, Inc.                                                                $    110
     1,540    Southwest Airlines Co.                                                                     73
       970    United Continental Holdings, Inc.(q)                                                       75
                                                                                                   --------
                                                                                                        258
                                                                                                   --------
              APPAREL (0.1%)
     1,840    NIKE, Inc."B"                                                                             142
                                                                                                   --------
              AUTO MANUFACTURERS (0.0%)
     2,360    General Motors Co.                                                                         79
                                                                                                   --------
              AUTO PARTS & EQUIPMENT (0.1%)
     1,900    BorgWarner, Inc.                                                                           67
       620    Lear Corp.                                                                                 74
                                                                                                   --------
                                                                                                        141
                                                                                                   --------
              DISTRIBUTION/WHOLESALE (0.1%)
     4,060    Fastenal Co.                                                                              124
       220    WW Grainger, Inc.                                                                          58
                                                                                                   --------
                                                                                                        182
                                                                                                   --------
              ENTERTAINMENT (0.1%)
     2,460    Live Nation Entertainment, Inc.(q)                                                        150
                                                                                                   --------
              HOME BUILDERS (0.1%)
        20    NVR, Inc.(q)                                                                               64
     1,680    PulteGroup, Inc.                                                                           52
                                                                                                   --------
                                                                                                        116
                                                                                                   --------
              LEISURE TIME (0.1%)
     1,660    Carnival Corp.                                                                             85
     2,990    Harley-Davidson, Inc.                                                                      98
     1,420    Norwegian Cruise Line Holdings Ltd.(q)                                                     77
                                                                                                   --------
                                                                                                        260
                                                                                                   --------
              LODGING (0.0%)
     1,300    Las Vegas Sands Corp.                                                                      72
                                                                                                   --------
              RETAIL (0.7%)
     1,490    Best Buy Co., Inc.                                                                         93
     4,370    Gap, Inc.                                                                                  82
       680    Home Depot, Inc.                                                                          129
     1,630    Kohl's Corp.                                                                               80
     1,280    Lowe's Cos, Inc.                                                                          119
       420    Lululemon Athletica, Inc.(q)                                                               70
     3,460    Macy's, Inc.                                                                               71

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20  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES     SECURITY                                                                                (000)
-----------------------------------------------------------------------------------------------------------
       550    McDonald's Corp.                                                                     $    109
       280    O'Reilly Automotive, Inc. (q)                                                             104
     6,990    Qurate Retail, Inc.(q)                                                                     88
     1,300    Ross Stores, Inc.                                                                         121
     2,130    Starbucks Corp.                                                                           162
     2,720    TJX Companies, Inc.                                                                       137
     1,020    Tractor Supply Co.                                                                        103
       310    Ulta Salon Cosmetics & Fragrance, Inc.(q)                                                 103
     2,640    Walgreens Boots Alliance, Inc.                                                            130
                                                                                                   --------
                                                                                                      1,701
                                                                                                   --------
              TEXTILES (0.0%)
       790    Mohawk Industries, Inc.(q)                                                                107
                                                                                                   --------
              Total Consumer, Cyclical                                                                3,208
                                                                                                   --------
              CONSUMER, NON-CYCLICAL (2.5%)
              -----------------------------
              AGRICULTURE (0.0%)
     2,270    Altria Group, Inc.                                                                        111
                                                                                                   --------
              BEVERAGES (0.2%)
     4,480    Coca-Cola Co.                                                                             220
     1,550    Molson Coors Brewing Co. "B"                                                               85
     1,870    PepsiCo, Inc.                                                                             240
                                                                                                   --------
                                                                                                        545
                                                                                                   --------
              BIOTECHNOLOGY (0.3%)
     1,460    Amgen, Inc.                                                                               243
       700    Biogen, Inc.(q)                                                                           154
     1,540    Celgene Corp.(q)                                                                          144
     2,480    Gilead Sciences, Inc.                                                                     154
     1,090    United Therapeutics Corp.(q)                                                               92
                                                                                                   --------
                                                                                                        787
                                                                                                   --------
              COMMERCIAL SERVICES (0.4%)
       520    Automatic Data Processing, Inc.                                                            83
       930    Ecolab, Inc.                                                                              171
       870    Moody's Corp.                                                                             159
     1,230    PayPal Holdings, Inc.(q)                                                                  135
       750    S&P Global, Inc.                                                                          161
       780    United Rentals, Inc.(q)                                                                    86
                                                                                                   --------
                                                                                                        795
                                                                                                   --------
              COSMETICS/PERSONAL CARE (0.2%)
       690    Estee Lauder Companies, Inc. "A"                                                          111
     2,290    Procter & Gamble Co.                                                                      236
                                                                                                   --------
                                                                                                        347
                                                                                                   --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES     SECURITY                                                                                (000)
-----------------------------------------------------------------------------------------------------------
              FOOD (0.3%)
       990    Hershey Co.                                                                          $    131
       980    Ingredion, Inc.                                                                            75
       910    JM Smucker Co.                                                                            111
     5,810    Kroger Co.                                                                                132
     1,680    Sysco Corp.                                                                               115
     1,770    Tyson Foods, Inc. "A"                                                                     134
                                                                                                   --------
                                                                                                        698
                                                                                                   --------
              HEALTHCARE PRODUCTS (0.2%)
     1,200    Danaher Corp.                                                                             158
       350    Edwards Lifesciences Corp.(q)                                                              60
       420    IDEXX Laboratories, Inc.(q)                                                               105
       550    Thermo Fisher Scientific, Inc.                                                            147
                                                                                                   --------
                                                                                                        470
                                                                                                   --------
              HEALTHCARE-SERVICES (0.3%)
     2,490    DaVita, Inc.(q)                                                                           108
       570    HCA Healthcare, Inc.                                                                       69
     1,130    Quest Diagnostics, Inc.                                                                   108
       610    UnitedHealth Group, Inc.                                                                  148
     1,130    Universal Health Services, Inc. "B"                                                       135
                                                                                                   --------
                                                                                                        568
                                                                                                   --------
              PHARMACEUTICALS (0.6%)
     1,680    AmerisourceBergen Corp.                                                                   131
     1,440    Bristol-Myers Squibb Co.                                                                   65
     2,470    Cardinal Health, Inc.                                                                     104
     1,850    CVS Health Corp.                                                                           97
       760    Eli Lilly & Co.                                                                            88
     2,090    Johnson & Johnson                                                                         274
       930    McKesson Corp.                                                                            114
     1,610    Merck & Co., Inc.                                                                         127
     3,160    Pfizer, Inc.                                                                              131
     1,830    Zoetis, Inc.                                                                              185
                                                                                                   --------
                                                                                                      1,316
                                                                                                   --------
              Total Consumer, Non-cyclical                                                            5,637
                                                                                                   --------
              ENERGY (0.5%)
              -------------
              OIL & GAS (0.4%)
     3,490    ConocoPhillips                                                                            206
     3,130    Exxon Mobil Corp.                                                                         221
     2,680    HollyFrontier Corp.                                                                       102
     2,210    Marathon Petroleum Corp.                                                                  102

================================================================================

22  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES     SECURITY                                                                                (000)
-----------------------------------------------------------------------------------------------------------
     3,400    Occidental Petroleum Corp.                                                           $    169
     1,850    Phillips 66                                                                               149
     1,310    Valero Energy Corp.                                                                        92
                                                                                                   --------
                                                                                                      1,041
                                                                                                   --------
              PIPELINES (0.1%)
     1,720    ONEOK, Inc.                                                                               110
     3,340    Plains GP Holdings, LP "A"(q)                                                              75
                                                                                                   --------
                                                                                                        185
                                                                                                   --------
              Total Energy                                                                            1,226
                                                                                                   --------
              FINANCIAL (1.5%)
              ----------------
              BANKS (0.7%)
     8,540    Bank of America Corp.                                                                     227
     2,100    CIT Group, Inc.                                                                           100
     5,960    Citigroup, Inc.                                                                           370
     4,160    J.P. Morgan Chase & Co.                                                                   441
     4,490    KeyCorp.                                                                                   72
       760    PNC Financial Services Group, Inc.                                                         97
     4,490    Regions Financial Corp.                                                                    62
     2,610    U.S. Bancorp.                                                                             131
                                                                                                   --------
                                                                                                      1,500
                                                                                                   --------
              DIVERSIFIED FINANCIAL SERVICES (0.5%)
       900    Alliance Data Systems Corp.                                                               124
     3,710    Ally Financial, Inc.                                                                      107
     1,880    American Express Co.                                                                      216
     1,190    Capital One Financial Corp.                                                               102
     1,060    Discover Financial Services                                                                79
     1,070    Mastercard, Inc. "A"                                                                      269
     3,127    Synchrony Financial                                                                       105
     1,270    Visa, Inc."A"                                                                             205
                                                                                                   --------
                                                                                                      1,207
                                                                                                   --------
              INSURANCE (0.3%)
       780    Aon plc                                                                                   140
       340    Berkshire Hathaway, Inc. "B"(q)                                                            67
     1,910    MetLife, Inc.                                                                              88
     1,610    Principal Financial Group, Inc.                                                            83
     1,900    Progressive Corp.                                                                         151
       830    Prudential Financial, Inc.                                                                 77
                                                                                                   --------
                                                                                                        606
                                                                                                   --------
              Total Financial                                                                         3,313
                                                                                                   --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES     SECURITY                                                                                (000)
-----------------------------------------------------------------------------------------------------------
              INDUSTRIAL (0.9%)
              -----------------
              AEROSPACE/DEFENSE (0.2%)
       360    Boeing Co.                                                                           $    123
       510    Lockheed Martin Corp.                                                                     173
     1,690    Spirit AeroSystems Holdings, Inc. "A"                                                     137
                                                                                                   --------
                                                                                                        433
                                                                                                   --------
              BUILDING MATERIALS (0.0%)
     2,260    Owens Corning                                                                             109
                                                                                                   --------
              ELECTRONICS (0.3%)
       950    Allegion plc                                                                               92
     1,000    Garmin Ltd.                                                                                76
     1,190    Honeywell International, Inc.                                                             196
       160    Mettler-Toledo International, Inc.(q)                                                     116
       440    Waters Corp.(q)                                                                            88
                                                                                                   --------
                                                                                                        568
                                                                                                   --------
              MACHINERY-CONSTRUCTION & MINING (0.1%)
       940    Caterpillar, Inc.                                                                         113
                                                                                                   --------
              MISCELLANEOUS MANUFACTURERS (0.1%)
       890    3M Co.                                                                                    142
       920    Illinois Tool Works, Inc.                                                                 129
                                                                                                   --------
                                                                                                        271
                                                                                                   --------
              TRANSPORTATION (0.2%)
     1,410    CSX Corp.                                                                                 105
       620    Norfolk Southern Corp.                                                                    121
       700    Union Pacific Corp.                                                                       117
     1,510    United Parcel Service, Inc. "B"                                                           140
                                                                                                   --------
                                                                                                        483
                                                                                                   --------
              Total Industrial                                                                        1,977
                                                                                                   --------
              TECHNOLOGY (1.8%)
              -----------------
              COMPUTERS (0.5%)
       760    Accenture plc "A"                                                                         135
     2,040    Apple, Inc.                                                                               357
    10,250    Hewlett Packard Enterprise Co.                                                            141
     1,190    International Business Machines Corp.                                                     151
     1,240    NetApp, Inc.                                                                               73
     4,170    Seagate Technology plc                                                                    175
     2,810    Western Digital Corp.                                                                     105
                                                                                                   --------
                                                                                                      1,137
                                                                                                   --------

================================================================================

24  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES     SECURITY                                                                                (000)
-----------------------------------------------------------------------------------------------------------
              OFFICE/BUSINESS EQUIPMENT (0.1%)
     3,770    Xerox Corp.                                                                          $    115
                                                                                                   --------
              SEMICONDUCTORS (0.4%)
     1,840    Applied Materials, Inc.                                                                    71
     4,020    Intel Corp.                                                                               177
       600    Lam Research Corp.                                                                        105
     4,860    Micron Technology, Inc.(q)                                                                159
       660    NVIDIA Corp.                                                                               89
       930    Skyworks Solutions, Inc.                                                                   62
     1,920    Texas Instruments, Inc.                                                                   200
     1,210    Xilinx, Inc.                                                                              124
                                                                                                   --------
                                                                                                        987
                                                                                                   --------
              SOFTWARE (0.8%)
       370    Adobe, Inc.(q)                                                                            100
       328    Covetrus, Inc.(q)                                                                           8
     1,150    Electronic Arts, Inc.(q)                                                                  107
       850    Intuit, Inc.                                                                              208
     6,690    Microsoft Corp.                                                                           827
       550    MSCI, Inc.                                                                                121
     2,050    Paychex, Inc.                                                                             176
     1,010    Veeva Systems, Inc. "A"(q)                                                                156
     1,110    VMware, Inc. "A"                                                                          197
                                                                                                   --------
                                                                                                      1,900
                                                                                                   --------
              Total Technology                                                                        4,139
                                                                                                   --------
              UTILITIES (0.3%)
              ----------------
              ELECTRIC (0.3%)
    10,270    AES Corp.                                                                                 162
       600    Dominion Energy, Inc.                                                                      45
     3,310    Exelon Corp.                                                                              159
       590    NextEra Energy, Inc.                                                                      117
     3,020    PPL Corp.                                                                                  90
     2,200    Southern Co.                                                                              118
                                                                                                   --------
              Total Utilities                                                                           691
                                                                                                   --------
              Total Common Stocks (cost: $23,684)                                                    23,386
                                                                                                   --------

              EXCHANGE-TRADED FUNDS (4.6%)
    25,200    iShares Core S&P 500 ETF                                                                6,988
    27,400    Vanguard Small-Cap Value ETF                                                            3,367
                                                                                                   --------
              Total Exchange-Traded Funds (cost: $10,071)                                            10,355
                                                                                                   --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES     SECURITY                                                                                (000)
-----------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS (1.5%)

              COMMUNICATIONS (0.2%)
              ---------------------
              TELECOMMUNICATIONS (0.2%)
    20,000    Qwest Corp., 6.50%                                                                   $    460
                                                                                                   --------
              CONSUMER, NON-CYCLICAL (0.6%)
              -----------------------------
              AGRICULTURE (0.4%)
    32,000    CHS, Inc., cumulative redeemable "B", 7.88%(s)                                            879
                                                                                                   --------
              FOOD (0.2%)
     5,000    Dairy Farmers of America, Inc., cumulative redeemable, 7.88%(a),(s)                       494
                                                                                                   --------
              Total Consumer, Non-cyclical                                                            1,373
                                                                                                   --------
              ENERGY (0.2%)
              -------------
              OIL & GAS (0.2%)
     1,220    Chesapeake Energy Corp., 5.75%(a),(s)                                                     588
                                                                                                   --------
              FINANCIAL (0.5%)
              ----------------
              BANKS (0.5%)
     1,035    M&T Bank Corp., cumulative redeemable, 6.38%(s)                                         1,051
                                                                                                   --------
              Total Preferred Stocks (cost: $3,808)                                                   3,472
                                                                                                   --------
              Total U.S. Equity Securities (cost: $37,563)                                           37,213
                                                                                                   --------

              GLOBAL REAL ESTATE EQUITY SECURITIES (1.8%)

              COMMON STOCKS (0.3%)

              FINANCIAL (0.3%)
              ----------------
              REAL ESTATE (0.1%)
     4,060    CBRE Group, Inc. "A"(q)                                                                   185
       730    Jones Lang LaSalle, Inc.                                                                   91
                                                                                                   --------
                                                                                                        276
                                                                                                   --------
              REITS (0.2%)
       810    American Tower Corp.                                                                      169
     6,180    Kimco Realty Corp.                                                                        108
       920    Simon Property Group, Inc.                                                                149
     1,030    Welltower, Inc.                                                                            84
                                                                                                   --------
                                                                                                        510
                                                                                                   --------
              Total Financial                                                                           786
                                                                                                   --------
              Total Common Stocks (cost: $813)                                                          786
                                                                                                   --------

================================================================================

26  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES     SECURITY                                                                                (000)
-----------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (1.5%)
    38,080    Vanguard Real Estate ETF (cost: $3,091)                                              $  3,309
                                                                                                   --------
              Total Global Real Estate Equity Securities (cost: $3,904)                               4,095
                                                                                                   --------

              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (0.8%)

              COMMON STOCKS (0.1%)

              BASIC MATERIALS (0.1%)
              ----------------------
              CHEMICALS (0.0%)
     1,100    LyondellBasell Industries N.V. "A"                                                         82
                                                                                                   --------
              FOREST PRODUCTS & PAPER (0.1%)
     3,770    International Paper Co.                                                                   156
                                                                                                   --------
              MINING (0.0%)
    24,262    Hycroft Mining Corp.(f),(g),(h),(q)                                                         1
                                                                                                   --------
              Total Basic Materials                                                                     239
                                                                                                   --------
              Total Common Stocks (cost: $1,144)                                                        239
                                                                                                   --------

              EXCHANGE-TRADED FUNDS (0.7%)
     6,700    First Trust Global Tactical Commodity Strategy Fund                                       121
    22,900    Invesco DB Commodity Index Tracking Fund                                                  347
     5,900    United States Commodity Index Fund(q)                                                     214
    23,800    VanEck Vectors Gold Miners ETF                                                            514
     8,800    VanEck Vectors Junior Gold Miners ETF                                                     260
                                                                                                   --------
              Total Exchange-Traded Funds (cost: $1,704)                                              1,456
                                                                                                   --------
              Total Precious Metals and Commodity-Related Securities (cost: $2,848)                   1,695
                                                                                                   --------

-----------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON
(000)                                                                  RATE          MATURITY
-----------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (3.6%)

              COMMERCIAL PAPER (1.7%)
$      598    Amphenol Corp.(a)                                        2.58%         6/05/2019          598
     1,000    CSLB Holdings, Inc.(a)                                   2.58          6/06/2019        1,000
       331    Enbridge (US), Inc.(a)                                   2.65          6/04/2019          331
       600    Energy Transfer Partners(a)                              3.00          6/03/2019          600
       770    Eversource Energy(a)                                     2.55          6/04/2019          770
       589    Puget Sound Energy Capital Trust                         2.60          6/19/2019          588
                                                                                                   --------
              Total Commercial Paper (cost: $3,887)                                                   3,887
                                                                                                   --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
NUMBER                                                                                                VALUE
OF SHARES     SECURITY                                                                                (000)
-----------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.9%)
 4,344,163    State Street Institutional Treasury Money Market Fund
                Premier Class, 2.30%(t) (cost: $4,344)                                             $  4,344
                                                                                                   --------
              Total Money Market Instruments (cost: $8,231)                                           8,231
                                                                                                   --------

              SHORT-TERM INVESTMENT PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (3.1%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (3.1%)
 6,978,749    HSBC U.S. Government Money Market Fund Class I, 2.33%(t)                                6,979
                                                                                                   --------
              Total Short-Term Investment Purchased with Cash Collateral from
                Securities Loaned (cost: $6,979)                                                      6,979
                                                                                                   --------

              TOTAL INVESTMENTS (COST: $231,498)                                                   $233,054
                                                                                                   ========

-----------------------------------------------------------------------------------------------------------
                                                                                                 UNREALIZED
                                                            NOTIONAL         CONTRACT         APPRECIATION/
NUMBER OF                                  EXPIRATION        AMOUNT           VALUE          (DEPRECIATION)
CONTRACTS     DESCRIPTION                     DATE            (000)           (000)                   (000)
-----------------------------------------------------------------------------------------------------------
              FUTURES (2.0%)

              SHORT FUTURES

              INTEREST RATE CONTRACTS
        29      U.S. Treasury Bond         9/19/2019       USD (4,360)       $(4,458)                  $(98)
                                                                             -------                   ----
              TOTAL SHORT FUTURES                                            $(4,458)                  $(98)
                                                                             -------                   ----

              TOTAL FUTURES                                                  $(4,458)                  $(98)
                                                                             =======                   ====

================================================================================

28  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
($ IN 000s)                                 VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
ASSETS                                             LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                         $      -          $ 3,717              $ -       $  3,717
  Bank Loans                                             -              429                -            429
  Collateralized Mortgage Obligations                    -              659                -            659
  Commercial Mortgage Securities                         -            1,762                -          1,762
  Convertible Securities                                 -              660               23            683
  Corporate Obligations                                  -           12,827                -         12,827
  Eurodollar and Yankee Obligations                      -            2,099               21          2,120
  Fixed-Income Exchange-Traded Funds                28,914                -                -         28,914
  U.S. Government Agency Issues                          -           29,696                -         29,696
  U.S. Treasury Securities                          51,164            2,074                -         53,238

International Equity Securities:
  Common Stocks                                        302                -                -            302
  Exchange-Traded Funds                             39,857                -                -         39,857
  Preferred Stocks                                       -              637                -            637

U.S. Equity Securities:
  Common Stocks                                     23,386                -                -         23,386
  Exchange-Traded Funds                             10,355                -                -         10,355
  Preferred Stocks                                       -            3,472                -          3,472

Global Real Estate Equity Securities:
  Common Stocks                                        786                -                -            786
  Exchange-Traded Funds                              3,309                -                -          3,309

Precious Metals and Commodity-Related
  Securities:
  Common Stocks                                        238                -                1            239
  Exchange-Traded Funds                              1,456                -                -          1,456

Money Market Instruments:
  Commercial Paper                                       -            3,887                -          3,887
  Government & U.S. Treasury Money
     Market Funds                                    4,344                -                -          4,344

Short-Term Investment Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury Money
     Market Funds                                    6,979                -                -          6,979
-----------------------------------------------------------------------------------------------------------
Total                                             $171,090          $61,919              $45       $233,054
-----------------------------------------------------------------------------------------------------------

LIABILITIES                                        LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------
Futures(1)                                        $    (98)         $     -              $ -       $    (98)
-----------------------------------------------------------------------------------------------------------
Total                                             $    (98)         $     -              $ -       $    (98)
-----------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the compliance classification.

At May 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

30  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 20.1% of net assets at May 31, 2019.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by,

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

    mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    LIBOR        London Interbank Offered Rate

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund

================================================================================

32  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

                 will estimate the components of distributions from these securities and revise when actual distributions are known.

    STRIPS Separate trading of registered interest and principal of securities

    Zero Coupon  Normally issued at a significant discount from face value and do not provide for periodic interest payments. Income is earned from the purchase date by accreting the purchase discount of the security to par over the life of the security.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2019.

    (c) Bank loans (loans) - are not registered under the Securities Act of 1933. The loans contain certain restrictions on resale and cannot be sold publicly. The stated interest rates represent the all in interest rate of all contracts within the loan facilities. The interest rates are adjusted periodically, and the rates disclosed represent the current rate at May 31, 2019. The weighted average life of the loans are likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loans are deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (d) Stated interest rates may change slightly over time as underlying mortgages paydown.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

    (e) Security is interest only. Interest-only commercial mortgage-backed securities (CMBS IOs) represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    (f) Security was fair valued at May 31, 2019, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $45,000, which represented less than 0.1% of the Fund's net assets.

    (g) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (h) Security was classified as Level 3.

    (i) Payment-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (j) All of the coupon is PIK.

    (k) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

================================================================================

34  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    (l) At May 31, 2019, the issuer was in default with respect to interest and/or principal payments.

    (m) The security, or a portion thereof, was out on loan as of May 31, 2019.

    (n) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (o) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2019.

    (p) Securities with a value of $985,000 are segregated as collateral for initial margin requirements on open futures contracts.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

    (q) Non-income-producing security.

    (r) Investment in affiliated exchange-traded fund.

    (s) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (t) Rate represents the money market fund annualized seven-day yield at May 31, 2019.

See accompanying notes to financial statements.

================================================================================

36  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in unaffiliated securities, at market value
      (including securities on loan of $6,790) (cost of $231,029)                $232,639
   Investments in affiliated underlying funds, at market value (cost of $469)         415
   Cash                                                                             2,361
   Cash denominated in foreign currencies (identified cost of $7)                       3
   Receivables:
      Capital shares sold                                                             149
      USAA Asset Management Company (Note 6)                                           96
      Dividends and interest                                                          589
      Securities sold                                                                 163
      Other                                                                             1
                                                                                 --------
           Total assets                                                           236,416
                                                                                 --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                              6,979
      Securities purchased                                                          2,456
      Capital shares redeemed                                                          86
      Payable to broker                                                               120
   Variation margin on futures contracts                                               98
   Accrued management fees                                                             97
   Accrued transfer agent's fees                                                       25
   Other accrued expenses and payables                                                 71
                                                                                 --------
           Total liabilities                                                        9,932
                                                                                 --------
              Net assets applicable to capital shares outstanding                $226,484
                                                                                 ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $225,720
   Distributable earnings                                                             764
                                                                                 --------
              Net assets applicable to capital shares outstanding                $226,484
                                                                                 ========
   Capital shares outstanding, no par value                                        20,701
                                                                                 ========
   Net asset value, redemption price, and offering price per share               $  10.94
                                                                                 ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income distributions from affiliated underlying funds                 $     9
   Dividends                                                               3,427
   Interest                                                                3,391
   Securities lending (net)                                                   93
                                                                         -------
      Total income                                                         6,920
                                                                         -------
EXPENSES
   Management fees                                                         1,110
   Administration and servicing fees                                         333
   Transfer agent's fees                                                     561
   Custody and accounting fees                                               172
   Postage                                                                    27
   Shareholder reporting fees                                                 22
   Trustees' fees                                                             37
   Registration fees                                                          33
   Professional fees                                                          81
   Other                                                                      15
                                                                         -------
          Total expenses                                                   2,391
                                                                         -------
   Expenses reimbursed                                                      (394)
                                                                         -------
          Net expenses                                                     1,997
                                                                         -------
NET INVESTMENT INCOME                                                      4,923
                                                                         -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments                                                              5
      Foreign currency transactions                                            1
      Futures transactions                                                  (242)
   Change in net unrealized appreciation/(depreciation) of:
      Unaffiliated investments                                            (2,196)
      Affiliated investments (Note 8)                                        (53)
      Futures contracts                                                     (268)
                                                                         -------
          Net realized and unrealized loss                                (2,753)
                                                                         -------
   Increase in net assets resulting from operations                      $ 2,170
                                                                         =======

See accompanying notes to financial statements.

================================================================================

38  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

-----------------------------------------------------------------------------------------

                                                                    2019             2018
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                        $  4,923         $  3,989
   Net realized gain on investments                                    5            7,893
   Net realized gain on foreign currency transactions                  1               50
   Net realized gain on long-term capital gain
       distributions from other investment companies                   -                6
   Net realized gain (loss) on futures transactions                 (242)           1,573
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                (2,249)          (4,872)
       Foreign currency translations                                   -              (11)
       Futures contracts                                            (268)            (381)
                                                                -------------------------
   Increase in net assets resulting from operations                2,170            8,247
                                                                -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS                                            (8,928)          (9,089)
                                                                -------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                      46,063           54,580
   Reinvested dividends                                            8,481            8,519
   Cost of shares redeemed                                       (43,023)         (49,806)
                                                                -------------------------
       Increase in net assets from capital share
           transactions                                           11,521           13,293
                                                                -------------------------
   Net increase in net assets                                      4,763           12,451

NET ASSETS
   Beginning of year                                             221,721          209,270
                                                                -------------------------
   End of year                                                  $226,484         $221,721
                                                                =========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                     4,196            4,770
   Shares issued for dividends reinvested                            792              746
   Shares redeemed                                                (3,919)          (4,344)
                                                                -------------------------
       Increase in shares outstanding                              1,069            1,172
                                                                =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Cornerstone Moderately Conservative Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek current income with a secondary focus on capital appreciation.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Holdings, a global investment management firm headquartered in Cleveland, Ohio (the Transaction), on July 1, 2019.

A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the
Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John
C. Walters, to serve as an Independent Trustee. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

================================================================================

40  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

        determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

================================================================================

42  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2019, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for

================================================================================

44  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2019*
    (IN THOUSANDS)

                                             LIABILITY DERIVATIVES
--------------------------------------------------------------------------------------------------
                         STATEMENT OF
DERIVATIVES NOT          ASSETS AND                                           FOREIGN
ACCOUNTED FOR AS         LIABILITIES      INTEREST RATE       EQUITY         EXCHANGE
HEDGING INSTRUMENTS      LOCATION           CONTRACTS        CONTRACTS       CONTRACTS       TOTAL
--------------------------------------------------------------------------------------------------
USAA Cornerstone
  Moderately             Distributable
  Conservative Fund      earnings            $(98)**             $-              $-           $(98)
--------------------------------------------------------------------------------------------------

  * For open derivative instruments as of May 31, 2019, see the Portfolio of Investments, which also is indicative of activity for the year ended
    May 31, 2019.

 ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2019 (IN THOUSANDS)

                                     NET REALIZED GAIN (LOSS)
--------------------------------------------------------------------------------------------------
DERIVATIVES NOT          STATEMENT OF                                        FOREIGN
ACCOUNTED FOR AS         OPERATIONS      INTEREST RATE      EQUITY           EXCHANGE
HEDGING INSTRUMENTS      LOCATION          CONTRACTS       CONTRACTS         CONTRACTS       TOTAL
--------------------------------------------------------------------------------------------------
USAA Cornerstone         Net realized
  Moderately             gain on
  Conservative Fund      Futures
                         transactions       $(220)           $(22)               $-          $(242)
--------------------------------------------------------------------------------------------------

                       NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
--------------------------------------------------------------------------------------------------
DERIVATIVES NOT          STATEMENT OF                                        FOREIGN
ACCOUNTED FOR AS         OPERATIONS      INTEREST RATE      EQUITY           EXCHANGE
HEDGING INSTRUMENTS      LOCATION          CONTRACTS       CONTRACTS         CONTRACTS       TOTAL
--------------------------------------------------------------------------------------------------
USAA Cornerstone         Change in net
  Moderately             unrealized
  Conservative Fund      appreciation/
                         (depreciation)
                         of Futures
                         contracts          $(106)           $(162)              $-          $(268)
--------------------------------------------------------------------------------------------------

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations

================================================================================

46  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended May 31, 2019, the Fund paid CAPCO facility fees of $2,000, which represents 0.3% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax

================================================================================

48  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, non-REIT return of capital dividend, non-REIT capital gain dividend, REIT return of capital dividend, REIT capital gain dividend, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase distributable earnings by less than $500 and decrease paid in capital by less than $500. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2019, and 2018, was as follows:

                                                     2019               2018
                                                  ------------------------------
Ordinary income*                                  $6,347,000          $5,355,000
Long-term realized capital gains                   2,581,000           3,734,000
                                                  ----------          ----------
   Total distributions paid                       $8,928,000          $9,089,000
                                                  ==========          ==========

As of May 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                        $  617,000
Accumulated capital and other losses                                    (991,000)
Unrealized appreciation of investments                                 1,308,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, non-REIT return of capital dividend, futures contracts marked-to-market, hybrid interest accrual adjustment and partnership basis adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

At May 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended May 31, 2019, the Fund deferred to June 1, 2019, post October capital losses of $991,000.

TAX BASIS OF INVESTMENTS - At May 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                         NET
                                                     GROSS            GROSS           UNREALIZED
                                                   UNREALIZED       UNREALIZED       APPRECIATION/
FUND                               TAX COST       APPRECIATION     DEPRECIATION     (DEPRECIATION)
---------------------------------------------------------------------------------------------------
USAA Cornerstone
  Moderately Conservative Fund   $231,742,000      $7,794,000      $(6,482,000)       $1,312,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2019, were $172,917,000 and $166,364,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended May 31, 2019 were as follows:

                                                                NET REALIZED
PURCHASES                              SALES                     GAIN (LOSS)
----------------------------------------------------------------------------
 $61,000                                 $-                         $-

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value

================================================================================

50  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                  NON-CASH COLLATERAL                CASH COLLATERAL
--------------------------------------------------------------------------------
  $6,790,000                         $-                             $6,979,000

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended May 31, 2019, the Fund had no subadviser(s).

The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. For the year ended May 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $1,110,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

In addition, the Fund invests in affiliated USAA exchange-traded fund(s) (ETFs). The Fund's management fee is reimbursed by the Manager to the extent of the indirect management fee incurred through the Fund's proportional investment in the affiliated ETF(s). For the year ended May 31, 2019, the Fund's management fee was reimbursed by the Manager in an amount of $1,000, of which less than $500 was receivable from the Manager. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average daily net assets. For the year ended May 31, 2019, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $333,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended
May 31, 2019, the Fund reimbursed the Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2019, to limit the total annual operating expenses of the Fund to 0.90% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2019, the Fund incurred reimbursable expenses of $394,000, of which $96,000 was receivable from the Manager, which includes affiliated ETF(s) management fee reimbursement expenses and receivables.

================================================================================

52  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2019, the Fund incurred transfer agent's fees, paid or payable to SAS, of $561,000. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution. At May 31, 2019, USAA and its affiliates owned 890,000 shares, which represents 4.3% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(8) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the affiliated USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the affiliated USAA Funds' net assets. The affiliated funds' annual or semiannual reports may be viewed at usaa.com. At May 31, 2019, the Fund owned the following percentages of the total outstanding shares of each of USAA Funds:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
MSCI Emerging Markets Value Momentum Blend Index ETF                    0.2

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the year ended May 31, 2019:

                                                                              CHANGE
                                                                              IN NET
($ IN 000s)                                      REALIZED     CAPITAL        UNREALIZED
AFFILIATED       PURCHASE    SALES    DIVIDEND     GAIN        GAIN         APPRECIATION/       MARKET VALUE
USAA FUND          COST    PROCEEDS    INCOME     (LOSS)   DISTRIBUTIONS    DEPRECIATION    5/31/2018    5/31/2019
------------------------------------------------------------------------------------------------------------------
MSCI
  Emerging
  Markets
  Value
  Momentum
  Blend Index
  ETF             $268        $-         $9       $-            $-              $(53)          $200         $415

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019.

(10) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement

================================================================================

54  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

(Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 became effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard has no significant impact on the financial statements and reporting disclosures of the Fund.

(11) SUBSEQUENT EVENT NOTE

As previously announced, and as discussed in Note 1 to the Financial Statements, effective July 1, 2019, AMCO, the prior investment adviser to the Fund, and SAS, the prior transfer agent to the Fund, were acquired by Victory Holdings. PLEASE SEE THE SUPPLEMENT DATED JULY 1, 2019 TO THE FUND'S PROSPECTUS FOR ADDITIONAL IMPORTANT INFORMATION.

Effective July 1, 2019, Victory Capital is the new investment adviser and administrator to the USAA Mutual Funds; SAS was renamed Victory Capital Transfer Agency, Inc.; Victory Capital Advisers, Inc. is the new distributor to the USAA Mutual Funds; Citi Fund Services of Ohio, Inc. serves as sub-administrator and sub-fund accountant for the USAA Mutual Funds; and FIS Investor Services LLC serve as sub-transfer agent and dividend disbursing agent for the USAA Mutual Funds. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, under the investment advisory agreement with Victory Capital, which took effect on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020, and only performance beginning as of July 1, 2020, and thereafter will be utilized in calculating performance adjustments through June 30, 2020.

Effective July 1, 2019, the line of credit (as discussed in the Notes to the Financial Statements in this annual report) among the Trust, with respect to its Funds, and CAPCO terminated; the Trust, with respect to its Funds, along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption request that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2017 (the IFL Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each Fund to directly lend and borrow money to or from certain other affiliated Funds relying upon the IFL Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the IFL Order, by averaging the current repurchase agreement rate and the current bank loan rate.

================================================================================

56  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED MAY 31,
                                  --------------------------------------------------------------------
                                      2019           2018           2017           2016           2015
                                  --------------------------------------------------------------------
Net asset value at
  beginning of period             $  11.29       $  11.34       $  10.67       $  11.42       $  11.52
                                  --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .24            .21            .23            .28            .26
  Net realized and
    unrealized gain (loss)            (.14)           .23            .68           (.68)           .03
                                  --------------------------------------------------------------------
Total from investment
  operations                           .10            .44            .91           (.40)           .29
                                  --------------------------------------------------------------------
Less distributions from:
  Net investment income               (.24)          (.21)          (.24)          (.26)          (.27)
  Realized capital gains              (.21)          (.28)             -           (.09)          (.12)
                                  --------------------------------------------------------------------
Total distributions                   (.45)          (.49)          (.24)          (.35)          (.39)
                                  --------------------------------------------------------------------
Net asset value at
  end of period                   $  10.94       $  11.29       $  11.34       $  10.67       $  11.42
                                  ====================================================================
Total return (%)*                      .99           3.89           8.65          (3.50)          2.58
Net assets at end of
  period (000)                    $226,484       $221,721       $209,270       $194,376       $204,535
Ratios to average
  daily net assets:**
  Expenses (%)(a)                      .90            .90            .90            .90            .90
  Expenses, excluding
    reimbursements (%)(a)             1.08           1.07           1.09           1.09           1.05
  Net investment income (%)           2.22           1.84           2.12           2.56           2.43
Portfolio turnover (%)                  77(c)          45             55             70(b)          37

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $222,070,000.
(a) Does not include acquired fund fees, if any.
(b) Reflects increased trading activity due to changes in asset allocation strategies.
(c) Reflects increased usage of quantitative investment strategies.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  57

================================================================================

EXPENSE EXAMPLE

May 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2018, through May 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so,

================================================================================

58  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                    EXPENSES PAID
                                     BEGINNING                 ENDING               DURING PERIOD*
                                   ACCOUNT VALUE            ACCOUNT VALUE         DECEMBER 1, 2018 -
                                  DECEMBER 1, 2018           MAY 31, 2019            MAY 31, 2019
                                  ------------------------------------------------------------------
Actual                               $1,000.00                $1,036.20                $4.57

Hypothetical
  (5% return before expenses)         1,000.00                 1,020.44                 4.53

*Expenses are equal to the Fund's annualized expense ratio of 0.90%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 3.62% for the six-month period of December 1, 2018, through May 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  59

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

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60  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

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62  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment).

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

        For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target
   Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

64  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience,

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66  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation

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68  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly
(i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

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70  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information

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presented periodically throughout the previous year. The Board considered each
Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

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SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser. At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

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ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND THE MANAGER)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the
(i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting of the Board of Trustees (the Board) held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Upon the closing of the transaction, on behalf of the Fund, Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and the Manager will terminate and the new investment advisory agreement between the Trust and Victory Capital will go into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are included in this annual report.

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                                                     ADVISORY AGREEMENT(S) |  75
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services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its

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knowledge of the Manager's management and the quality of the performance of the
Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as

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                                                     ADVISORY AGREEMENT(S) |  77
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trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services - was below the median of its expense group and equal to the median of its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and equal to the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee. The Board also took into account management's discussion with respect to the Fund's expenses. The Board also considered that the Fund's management fee rate was reduced in October 2016. The Board also considered that the Fund's management fee was reduced further and that the performance fee component was eliminated in April 2017. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third

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party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2018. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board

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                                                     ADVISORY AGREEMENT(S) |  79
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also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the Board) of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information (SAI).

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  81
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In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

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and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  83
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JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  85
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of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt.
Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as

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over 19 years' experience as a Board member of the USAA family of funds. Mr.
Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

================================================================================

88  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  89

================================================================================

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17); Senior Compliance Advisor, USAA Mutual Funds Trust (2010-2014).

THE FOLLOWING OFFICERS SERVED IN THEIR RESPECTIVE OFFICE UNTIL JULY 1, 2019, AT WHICH POINT EACH OF THE FOLLOWING OFFICERS RESIGNED FROM THEIR RESPECTIVE OFFICE AND NO LONGER SERVE IN THESE POSITIONS.

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-06/19); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-06/19); Head of Equities, Equity Investments, AMCO (01/12-present).

================================================================================

90  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-06/19); Assistant Secretary, USAA ETF Trust (01/19-06/19); Senior Attorney, FASG General Counsel, USAA (09/17-06/19); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-06/19); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  91

================================================================================

AS OF JULY 1, 2019
TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1700
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the USAA AMCO's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and
(iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

===============================================================================

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97447-0719


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                    May 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Cornerstone Moderate Fund

         FUND
        SHARES
         USBSX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

"... LONG-TERM INVESTORS SHOULD NEVER MAKE
DECISIONS IN HASTE. THEY SHOULD MAKE                [PHOTO OF BROOKS ENGLEHARDT]
THOUGHTFUL DECISIONS BASED ON THEIR LONG-TERM
OBJECTIVES, TIME HORIZON, AND RISK TOLERANCE."

--------------------------------------------------------------------------------

JULY 2019

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc. (Victory Holdings), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). In connection with the Transaction, also as previous announced, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019; and Victory Capital became the investment adviser to each USAA Mutual Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION ABOUT CHANGES THAT TOOK EFFECT ON JULY 1, 2019.

Softening global economic conditions and escalating trade tensions rattled investors during the 12-month reporting period ended May 31, 2019. When the reporting period began in June 2018, the global economy was expanding across most regions and countries, led by the U.S. In this environment, stocks generally advanced. In the fixed income market, U.S. Treasury yields rose, as the U.S. Federal Reserve ("Fed") continued to tighten monetary policy.

Signs of trouble emerged during the summer of 2018. The U.S. economic expansion continued, but growth in a number of other economies, including some European countries and China, showed a weakening trend. By the autumn of 2018, investors' fears of a global economic slowdown, combined with harsh U.S.-China trade rhetoric and Brexit-related uncertainty in Europe, sparked a surge in market volatility. Global stocks dropped, with most of the decline occurring in December 2018. At the same time, intermediate- and longer-term yields fell, as investors anticipated a change in Fed monetary policy. Indeed, after having raised short-term interest rates four times during 2018, Fed officials announced in January 2019 that they would "pause," retreating from their earlier plan to raise interest rates in 2019. Stocks rallied in response and by April 2019 had recovered most of the ground they had lost. In May 2019, ongoing trade tensions between the United States and China, as well as President Trump administration's threat to impose tariffs on Mexico, drove a renewed decline in stock prices. In the fixed income market, concerns that trade disputes would seriously undermine global

================================================================================

================================================================================

economic growth pushed down intermediate- and longer-term yields, which ended the reporting period lower than they started. The yield on the 10-year U.S. Treasury note, which began June 2018 at 2.89%, rose to 3.24% on November 8, 2018--its high point of the period--and fell to 2.13% by May 31, 2019.

In the final months of the reporting period, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. A yield-curve inversion warrants attention because it has been a reliable recession indicator. Although recessions do not automatically follow inversions, a downward-sloped yield curve has preceded every U.S. recession since the 1960s. That said, the lag between an inversion and a recession has been inconsistent. At USAA Investments, A Victory Capital Investment Franchise, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years, with no clear pattern to provide useful guidance. And as I write to you, we see no recession on the horizon. First, the U.S. economy continues to grow, albeit at a slower pace than in 2018. Second, the Fed has made clear its commitment to pause its interest rate hikes, and there is a growing belief in the markets that policymakers may even cut interest rates in 2019. (In early June 2019, after the end of the reporting period, Fed Chair Jerome Powell stated that the U.S. central bank was monitoring the escalation in trade tensions and could potentially respond by cutting interest rates if U.S. economic conditions deteriorate.)

At USAA Investments, our team of portfolio managers will continue to monitor the financial markets, economic conditions, the global trade regime, Fed policy, the direction of longer-term interest rates, and other issues that have the potential to affect your investments. In the meantime, I would advise you to ignore media "noise" about such matters. Media "noise" is meant to provoke an emotional reaction, which can lead to hasty decision-making. In my opinion, long-term investors should never make decisions in haste. They should make thoughtful decisions based on their long-term objectives, time horizon, and risk tolerance. Dollar-cost averaging, in which you invest a set amount on a regular basis, is a strategy that can help you stay on track. Another effective strategy is diversification, which can potentially insulate a portfolio from market turbulence or changes in performance leadership.

If you would like to review your portfolio to confirm that it is properly aligned with your investment plan, please contact one of our financial advisors. You might want to make that call before the summer gets fully underway. When we are traveling and spending time with family and friends, it can be tempting to put off decisions on financial matters.

From all of us at USAA Investments, A Victory Capital Investment Franchise, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                     9

FINANCIAL INFORMATION

    Distributions to Shareholders                                             10

    Report of Independent Registered
      Public Accounting Firm                                                  11

    Portfolio of Investments                                                  12

    Notes to Portfolio of Investments                                         36

    Financial Statements                                                      42

    Notes to Financial Statements                                             45

    Financial Highlights                                                      63

EXPENSE EXAMPLE                                                               64

ADVISORY AGREEMENT(S)                                                         66

TRUSTEES' AND OFFICERS' INFORMATION                                           87

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

    WASIF A. LATIF                             ARNOLD J. ESPE, CFA
    LANCE HUMPHREY, CFA

--------------------------------------------------------------------------------

o HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2019?

    The world financial markets produced mixed results, reflecting investors' struggle to assess the shifting outlook for economic growth.

    During the reporting period, large-cap U.S. equities were the best performers among the major asset classes. Domestic stocks performed well in the first half of the reporting period, during which both economic data and corporate earnings came in above expectations. However, the market sold off sharply in late 2018 due to the combination of worries about U.S. Federal Reserve ("Fed") policy, the trade dispute between the United States and China, and signs of slowing economic growth overseas. Stocks quickly recovered from the downturn in 2019, and the main U.S. equity indexes went on to post their best quarter in nearly 10 years during the first three months of 2019. A rapid shift in Fed policy was likely the key catalyst for the rebound. Whereas the markets generally were expecting as late as October 2018 that the Fed would raise interest rates three to four times in 2019, a series of statements from key officials indicated the Fed was in fact likely finished raising interest rates for the foreseeable future. The reporting period ended on a down note with a weak showing in May 2019, as stocks lost some of their previous gains due to renewed worries about slowing growth and the failure of the United States and China to resolve their trade impasse.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    The net effect of these sentiment swings was a narrow advance for large-cap U.S. stocks, as gauged by the 3.47% gain of the Russell 1000 Index. The Russell 2000 Index, a measure of performance for smaller companies, lagged considerably with a return of -9.04%.

    Developed-market international equities posted a loss over the 12-month reporting period, largely as a result of the unexpectedly slow growth outside of the United States. In combination with the weakness in foreign currencies versus the U.S. dollar, the slowdown led to a loss of -5.75% for the MSCI EAFE Index. Emerging-market stocks also closed in negative territory, as gauged by the -8.70% return of the MSCI Emerging Markets Index. Concerns about the global trade outlook and the prospect of slowing growth in the developed world contributed to the underperformance for the asset class.

    Investment-grade bonds, after producing sluggish performance in the first half of the reporting period, staged a strong rally from early November 2018 onward due in part to the Fed's shift toward a more accommodative policy. The gains propelled the Bloomberg Barclays U.S. Aggregate Index to a return of 6.40% for the full reporting period. High-yield bonds also performed reasonably well, as gauged by the 5.93% gain for the ICE BofAML U.S. High Yield Index. Although high-yield issues fell sharply in late 2018 amid the evaporation of investor risk appetites, the category returned to positive territory in early 2019.

O HOW DID THE USAA CORNERSTONE MODERATE FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2019, the Fund had a total return of 0.13%. This compares to returns of -1.29% for the MSCI All-Country World Index and 2.80% for the Cornerstone Moderate Composite Index.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CORNERSTONE MODERATE FUND

================================================================================

    Effective July 1, 2019, Victory Capital serves as the Fund's investment adviser. Prior to July 1, 2019, AMCO served as the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    Consistent with the broader environment, the Fund's allocation to large-cap U.S. equities was the key contributor to performance during the reporting period. The Fund was weighted toward large-cap stocks over small-cap stocks, which aided results. However, our preference for the value style versus growth style was out of step with the market. Performance also was hurt somewhat by favoring international equities over U.S. equities. We believe both developed-and emerging-market equities offer more compelling valuations and greater upside potential than U.S. equities, but this aspect of our approach detracted in the reporting period, given the outperformance of U.S. equities compared to international equities.

    The Fund's bond portfolio performed well and made a meaningful contribution to results. We generated robust performance from our decision to maintain a sizable weighting in long-term U.S. Treasury securities based on our belief that investors were overestimating the potential for accelerating economic growth. Once the economy indeed began to slow in the fourth quarter of 2018, our holdings in government bonds rallied in kind. An allocation to corporate issues further benefited results at a time of relative strength for credit-sensitive investments. We also would note that the Fund's bond investments fulfilled their role of reducing portfolio volatility at a time of significant swings in equities and other segments of the financial markets. A weighting in high-yield bonds was an additional contributor.

    The majority of the key trends in the market have been in place for a multi-year period, with domestic stocks outperforming bonds, the growth style outpacing value, and U.S. equities exceeding the returns of the foreign markets, to name just a few. Given the persistence of these

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    tendencies, it can be easy for investors to forget that asset class returns tend to run in cycles. We, therefore, prefer to take a long-term view based on the knowledge that even well-established market trends can--and do--shift abruptly. Rather than trying to chase short-term performance, we continue to emphasize diversification, fundamentals, and valuations. We believe this steady approach, rather than one that attempts to respond to the latest headlines, is the most effective way to navigate volatile markets.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things: (1) exchange-traded funds (ETFs); (2) futures, options, and other derivatives;
    (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o ETFs are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

4  | USAA CORNERSTONE MODERATE FUND

================================================================================

INVESTMENT OVERVIEW

               o  AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 o

-------------------------------------------------------------------------------------------------
                                                        1 YEAR           5 YEAR           10 YEAR
-------------------------------------------------------------------------------------------------
USAA Cornerstone Moderate Fund                           0.13%            2.61%            7.41%
MSCI All-Country World Index*
  (reflects no deduction for fees,
  expenses, or taxes)                                   -1.29%            5.21%            9.39%
Cornerstone Moderate Composite
  Index** (reflects no deduction for
  fees, expenses, or taxes)                              2.80%            4.56%            7.61%

*The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

**The Cornerstone Moderate Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (29%), the MSCI ACWI ex USA IMI Net (19%), the Bloomberg Barclays U.S. Universal Index (48%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                             CORNERSTONE                      USAA
                                 MSCI                          MODERATE                   CORNERSTONE
                              ALL-COUNTRY                     COMPOSITE                     MODERATE
                              WORLD INDEX                       INDEX                         FUND
05/31/09                      $10,000.00                     $10,000.00                    $10,000.00
06/30/09                        9,943.93                      10,024.60                     10,254.00
07/31/09                       10,819.27                      10,540.78                     10,827.00
08/31/09                       11,206.22                      10,804.93                     11,240.00
09/30/09                       11,720.33                      11,123.16                     11,843.00
10/31/09                       11,539.21                      11,046.20                     11,873.00
11/30/09                       12,013.80                      11,364.10                     12,229.00
12/31/09                       12,262.58                      11,444.66                     12,486.00
01/31/10                       11,732.64                      11,299.33                     12,414.00
02/28/10                       11,882.09                      11,438.41                     12,640.00
03/31/10                       12,646.50                      11,814.13                     13,120.00
04/30/10                       12,667.78                      11,949.06                     13,348.00
05/31/10                       11,466.81                      11,440.90                     12,676.00
06/30/10                       11,113.54                      11,308.27                     12,354.00
07/31/10                       12,017.83                      11,819.07                     12,918.00
08/31/10                       11,597.70                      11,665.27                     12,678.00
09/30/10                       12,707.21                      12,241.69                     13,402.00
10/31/10                       13,166.47                      12,504.22                     13,749.00
11/30/10                       12,873.51                      12,394.01                     13,686.00
12/31/10                       13,816.22                      12,797.97                     14,173.00
01/31/11                       14,033.04                      12,920.20                     14,406.00
02/28/11                       14,441.67                      13,143.71                     14,788.00
03/31/11                       14,427.24                      13,166.66                     14,906.00
04/30/11                       15,017.50                      13,498.72                     15,322.00
05/31/11                       14,694.69                      13,455.29                     15,237.00
06/30/11                       14,463.15                      13,314.81                     15,043.00
07/31/11                       14,227.67                      13,304.12                     14,828.00
08/31/11                       13,188.35                      12,915.28                     14,054.00
09/30/11                       11,943.20                      12,332.44                     13,273.00
10/31/11                       13,222.84                      13,046.11                     14,052.00
11/30/11                       12,827.02                      12,880.82                     13,965.00
12/31/11                       12,801.10                      12,955.38                     13,995.00
01/31/12                       13,545.45                      13,396.98                     14,433.00
02/29/12                       14,226.96                      13,726.88                     14,826.00
03/31/12                       14,321.42                      13,784.56                     14,962.00
04/30/12                       14,157.68                      13,795.64                     14,929.00
05/31/12                       12,888.33                      13,273.04                     14,368.00
06/30/12                       13,524.87                      13,596.12                     14,675.00
07/31/12                       13,710.03                      13,780.65                     14,830.00
08/31/12                       14,008.13                      13,953.66                     15,063.00
09/30/12                       14,449.33                      14,180.13                     15,326.00
10/31/12                       14,353.02                      14,132.74                     15,382.00
11/30/12                       14,536.56                      14,227.02                     15,460.00
12/31/12                       14,865.82                      14,374.98                     15,655.00
01/31/13                       15,550.67                      14,687.99                     16,027.00
02/28/13                       15,548.25                      14,747.68                     16,038.00
03/31/13                       15,832.53                      14,937.74                     16,245.00
04/30/13                       16,284.83                      15,197.08                     16,506.00
05/31/13                       16,240.15                      15,097.26                     16,415.00
06/30/13                       15,765.47                      14,777.39                     16,005.00
07/31/13                       16,520.20                      15,162.19                     16,415.00
08/31/13                       16,176.02                      14,954.14                     16,210.00
09/30/13                       17,011.53                      15,387.51                     16,553.00
10/31/13                       17,695.26                      15,760.58                     17,001.00
11/30/13                       17,945.87                      15,861.77                     17,104.00
12/31/13                       18,255.46                      15,982.50                     17,255.00
01/31/14                       17,525.24                      15,815.66                     17,047.00
02/28/14                       18,371.84                      16,257.40                     17,521.00
03/31/14                       18,453.53                      16,283.66                     17,595.00
04/30/14                       18,629.20                      16,399.10                     17,746.00
05/31/14                       19,025.42                      16,656.78                     17,978.00
06/30/14                       19,383.63                      16,851.57                     18,241.00
07/31/14                       19,148.54                      16,687.78                     18,077.00
08/31/14                       19,571.55                      16,998.41                     18,323.00
09/30/14                       18,936.88                      16,649.85                     17,956.00
10/31/14                       19,070.20                      16,838.12                     18,062.00
11/30/14                       19,389.18                      17,013.77                     18,227.00
12/31/14                       19,015.04                      16,879.57                     18,035.00
01/31/15                       18,717.74                      16,898.64                     18,059.00
02/28/15                       19,759.78                      17,309.83                     18,465.00
03/31/15                       19,453.62                      17,233.90                     18,331.00
04/30/15                       20,018.05                      17,420.15                     18,499.00
05/31/15                       19,991.93                      17,430.26                     18,535.00
06/30/15                       19,521.28                      17,156.26                     18,179.00
07/31/15                       19,690.81                      17,260.87                     18,264.00
08/31/15                       18,340.98                      16,680.20                     17,526.00
09/30/15                       17,676.51                      16,429.97                     17,169.00
10/31/15                       19,063.85                      17,066.40                     17,790.00
11/30/15                       18,906.42                      16,990.77                     17,656.00
12/31/15                       18,565.46                      16,795.37                     17,309.00
01/31/16                       17,445.77                      16,380.53                     16,809.00
02/29/16                       17,325.76                      16,400.18                     16,759.00
03/31/16                       18,609.74                      17,111.95                     17,403.00
04/30/16                       18,884.44                      17,296.76                     17,579.00
05/31/16                       18,908.24                      17,348.65                     17,629.00
06/30/16                       18,793.78                      17,470.09                     17,809.00
07/31/16                       19,603.67                      17,906.84                     18,265.00
08/31/16                       19,669.63                      17,937.29                     18,303.00
09/30/16                       19,790.14                      17,998.27                     18,376.00
10/31/16                       19,454.22                      17,760.69                     18,134.00
11/30/16                       19,602.06                      17,710.96                     17,969.00
12/31/16                       20,025.51                      17,930.58                     18,148.00
01/31/17                       20,573.11                      18,186.52                     18,482.00
02/28/17                       21,150.25                      18,516.70                     18,777.00
03/31/17                       21,408.92                      18,597.67                     18,926.00
04/30/17                       21,742.62                      18,806.47                     19,132.00
05/31/17                       22,222.75                      19,041.19                     19,377.00
06/30/17                       22,323.80                      19,097.65                     19,430.00
07/31/17                       22,947.63                      19,390.85                     19,689.00
08/31/17                       23,035.57                      19,504.74                     19,831.00
09/30/17                       23,480.60                      19,678.50                     19,979.00
10/31/17                       23,968.19                      19,887.55                     20,187.00
11/30/17                       24,432.19                      20,086.27                     20,356.00
12/31/17                       24,826.09                      20,282.95                     20,580.00
01/31/18                       26,226.64                      20,716.09                     21,020.00
02/28/18                       25,125.20                      20,179.48                     20,402.00
03/31/18                       24,587.39                      20,086.03                     20,372.00
04/30/18                       24,822.16                      20,087.46                     20,358.00
05/31/18                       24,853.12                      20,244.32                     20,427.00
06/30/18                       24,718.59                      20,197.40                     20,335.00
07/31/18                       25,464.04                      20,501.53                     20,598.00
08/31/18                       25,664.02                      20,675.30                     20,709.00
09/30/18                       25,775.76                      20,649.62                     20,650.00
10/31/18                       23,844.15                      19,789.89                     19,691.00
11/30/18                       24,192.88                      19,995.43                     19,858.00
12/31/18                       22,488.86                      19,390.69                     19,297.00
01/31/19                       24,264.58                      20,327.71                     20,193.00
02/28/19                       24,913.63                      20,619.55                     20,381.00
03/31/19                       25,226.85                      20,918.97                     20,627.00
04/30/19                       26,078.70                      21,282.73                     20,874.00
05/31/19                       24,531.72                      20,810.42                     20,453.00

                                   [END CHART]

                       Data from 5/31/09 through 5/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderate Fund to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

6  | USAA CORNERSTONE MODERATE FUND

================================================================================

                       o TOP 10 HOLDINGS* - 5/31/19 o
                              (% of Net Assets)

iShares iBoxx $ High Yield Corporate Bond ETF ............................  4.5%
U.S. Treasury Bond, 3.13%, 8/15/2044 .....................................  4.2%
iShares Core S&P 500 ETF .................................................  3.8%
U.S. Treasury Bond, 3.00%, 5/15/2045 .....................................  3.6%
Schwab Fundamental International Large Company Index ETF .................  3.2%
iShares Core MSCI EAFE ETF ...............................................  2.5%
U.S. Treasury Note, 1.13% , 2/28/2021 ....................................  2.4%
Vanguard Total Bond Market ETF ...........................................  2.4%
U.S. Treasury Note, 1.63%, 2/15/2026 .....................................  2.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF ......................  2.1%

*Does not include money market instruments.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                       o ASSET ALLOCATION* - 5/31/19 o
                              (% of Net Assets)

                       [PIE CHART OF ASSET ALLOCATION]

INTERNATIONAL EQUITY SECURITIES                                            21.6%
U.S. TREASURY SECURITIES                                                   19.3%
U.S. EQUITY SECURITIES                                                     17.8%
FIXED-INCOME EXCHANGE-TRADED FUNDS                                         12.6%
U.S. GOVERNMENT AGENCY ISSUES                                              11.6%
CORPORATE OBLIGATIONS                                                       6.5%
MONEY MARKET INSTRUMENTS                                                    3.2%
GLOBAL REAL ESTATE EQUITY SECURITIES                                        2.6%
ASSET-BACKED SECURITIES                                                     1.5%
EURODOLLAR AND YANKEE OBLIGATIONS                                           1.1%
COMMERCIAL MORTGAGE SECURITIES                                              0.7%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            0.7%
CONVERTIBLE SECURITIES                                                      0.3%
BANK LOANS                                                                  0.2%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.2%

                                 [END CHART]

*Does not include futures and short-term investments purchased with cash collateral from securities loaned.

Percentages are of net assets of the Fund and may not equal 100%.

================================================================================

8  | USAA CORNERSTONE MODERATE FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust (Trust). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby AMCO was acquired by Victory Holdings, the parent company of Victory Capital.

                           NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
    FOR                            AGAINST                              ABSTAIN
--------------------------------------------------------------------------------
46,030,220                       5,470,704                             4,161,183

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested trustee" as defined in the Investment Company Act of 1940, as amended (1940
Act); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                         NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                            FOR                         VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown                 8,299,565,565                      820,887,736
John C. Walters                8,317,935,885                      802,517,416

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2019:

 DIVIDEND RECEIVED
DEDUCTION (CORPORATE           LONG-TERM CAPITAL              QUALIFIED INTEREST
  SHAREHOLDERS)(1)           GAIN DISTRIBUTIONS(2)                  INCOME
--------------------------------------------------------------------------------
      13.67%                     $22,595,000                     $10,785,000
--------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA CORNERSTONE MODERATE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATE FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderate Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 23, 2019

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON                          VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              BONDS (54.0%)

              ASSET-BACKED SECURITIES (1.5%)

              ASSET BACKED SECURITIES (1.5%)
              ------------------------------
              AUTOMOBILE ABS (1.1%)
$       343   Americredit Automobile Receivables Trust                    3.15%       3/20/2023     $      347
      2,640   Americredit Automobile Receivables Trust                    3.50        1/18/2024          2,708
        567   Avis Budget Rental Car Funding AESOP, LLC(a)                2.96        7/20/2020            567
        311   Avis Budget Rental Car Funding AESOP, LLC(a)                3.75        7/20/2020            311
      2,704   Avis Budget Rental Car Funding AESOP, LLC(a)                2.50        2/20/2021          2,702
      1,483   Credit Acceptance Auto Loan Trust(a)                        4.29       11/15/2024          1,486
      1,503   Credit Acceptance Auto Loan Trust(a)                        3.55        8/15/2027          1,532
      2,560   OSCAR U.S. Funding Trust IX, LLC(a)                         3.63        9/10/2025          2,649
                                                                                                    ----------
                                                                                                        12,302
                                                                                                    ----------
              CREDIT CARD ABS (0.1%)
      1,461   Synchrony Credit Card Master Note Trust                     2.95        5/15/2024          1,456
                                                                                                    ----------
              OTHER ABS (0.2%)
      1,320   Element Rail Leasing I, LLC(a)                              3.67        4/19/2044          1,362
        401   NP SPE II, LLC(a)                                           3.37       10/21/2047            408
        848   SCF Equipment Leasing, LLC(a)                               3.41       12/20/2023            855
                                                                                                    ----------
                                                                                                         2,625
                                                                                                    ----------
              STUDENT LOAN ABS (0.1%)
        950   Navient Student Loan Trust (1 mo. LIBOR + 1.50%)            3.93(b)     8/25/2050            946
        377   SLM Student Loan Trust (3 mo. LIBOR + 0.55%)                3.13(b)    10/25/2065            358
                                                                                                    ----------
                                                                                                         1,304
                                                                                                    ----------
              Total Asset Backed Securities                                                             17,687
                                                                                                    ----------
              Total Asset-Backed Securities (cost: $17,376)                                             17,687
                                                                                                    ----------

              BANK LOANS (0.2%)(c)

              CONSUMER, CYCLICAL (0.2%)
              -------------------------
              RETAIL (0.2%)
      1,872   Academy, Ltd. (1 mo. LIBOR + 4.00%)                         6.44        7/01/2022          1,366
        967   Academy, Ltd. (1 mo. LIBOR + 4.00%)                         6.48        7/01/2022            705
                                                                                                    ----------
              Total Consumer, Cyclical                                                                   2,071
                                                                                                    ----------
              Total Bank Loans (cost: $2,341)                                                            2,071
                                                                                                    ----------

================================================================================

12  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON                          VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)

              MORTGAGE SECURITIES (0.2%)
              --------------------------
              WHOLE LOAN COLLATERAL CMO (0.2%)
$       146   Sequoia Mortgage Trust (1 mo. LIBOR + 0.90%)                3.34%(b)    9/20/2033     $      144
      1,807   Structured Asset Mortgage Investments Trust
                (1 mo. LIBOR + 0.50%)                                     2.94(b)     7/19/2035          1,741
        177   Wells Fargo Mortgage Backed Securities Trust                5.16(d)     4/25/2035            177
                                                                                                    ----------
              Total Mortgage Securities                                                                  2,062
                                                                                                    ----------
              Total Collateralized Mortgage Obligations (cost: $2,125)                                   2,062
                                                                                                    ----------

              COMMERCIAL MORTGAGE SECURITIES (0.7%)

              MORTGAGE SECURITIES (0.7%)
              --------------------------
              COMMERCIAL MBS (0.7%)
      1,254   Banc of America Commercial Mortgage Trust                   5.66(d)     7/10/2044            470
        130   Banc of America Commercial Mortgage Trust                   6.57(d)     2/10/2051            131
        183   Bear Stearns Commercial Mortgage Securities Trust(a)        5.66(d)     9/11/2041            182
      1,200   BT-h21 Mortgage-Backed Securities Trust
                (1 mo. LIBOR + 2.50%)(a)                                  4.81(b)    10/07/2021          1,202
         33   Credit Suisse Commercial Mortgage Trust
                (1 mo. LIBOR + 0.19%)                                     2.62(b)     2/15/2040             33
     15,099   CSAIL Commercial Mortgage Trust(e)                          1.79(d)     1/15/2049          1,278
      4,200   FREMF Mortgage Trust(a)                                     3.51(d)     8/25/2045          4,193
        107   GE Capital Commercial Mortgage Corp.                        5.61(d)    12/10/2049             92
        490   GMAC Commercial Mortgage Securities, Inc.                   4.98(d)    12/10/2041            490
     12,412   UBS Commercial Mortgage Trust(a),(e)                        2.06(d)     5/10/2045            585
                                                                                                    ----------
              Total Mortgage Securities                                                                  8,656
                                                                                                    ----------
              Total Commercial Mortgage Securities (cost: $9,278)                                        8,656
                                                                                                    ----------

              CONVERTIBLE SECURITIES (0.3%)

              BASIC MATERIALS (0.3%)
              ----------------------
              MINING (0.3%)
        395   Hycroft Mining Corp.(f),(g),(h),(i)                        15.00(j)    10/22/2020             12
      3,100   Pretium Resources, Inc.                                     2.25        3/15/2022          2,926
                                                                                                    ----------
              Total Basic Materials                                                                      2,938
                                                                                                    ----------
              Total Convertible Securities (cost: $3,381)                                                2,938
                                                                                                    ----------

              CORPORATE OBLIGATIONS (6.5%)

              COMMUNICATIONS (0.2%)
              ---------------------
              TELECOMMUNICATIONS (0.2%)
      2,250   Hughes Satellite Systems Corp.(k)                           6.50        6/15/2019          2,250
                                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON                          VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              CONSUMER, CYCLICAL (0.6%)
              -------------------------
              AUTO MANUFACTURERS (0.6%)
$     3,300   Harley-Davidson Financial Services, Inc.(a),(k)             3.55%       5/21/2021     $    3,333
      3,250   Hyundai Capital America(a),(k)                              3.75        7/08/2021          3,305
                                                                                                    ----------
              Total Consumer, Cyclical                                                                   6,638
                                                                                                    ----------
              CONSUMER, NON-CYCLICAL (0.2%)
              -----------------------------
              HEALTHCARE-SERVICES (0.2%)
      3,000   Community Health Systems, Inc.(k)                           6.88        2/01/2022          2,010
                                                                                                    ----------
              ENERGY (1.2%)
              -------------
              PIPELINES (1.2%)
      2,950   Enbridge Energy Partners, LP(k)                             7.38       10/15/2045          4,231
      1,900   Energy Transfer Operating, LP
                (3 mo. LIBOR + 3.02%)(k)                                  5.60(b)    11/01/2066          1,515
      2,500   Enterprise TE Partners, LP
                (3 mo. LIBOR + 2.78%)(g)                                  5.30(b)     6/01/2067          2,287
      3,300   EQM Midstream Partners, LP(k)                               4.75        7/15/2023          3,368
        800   Martin Midstream Partners, LP /
                Martin Midstream Finance Corp.(k)                         7.25        2/15/2021            780
      1,000   Southern Union Co. (3 mo. LIBOR + 3.02%)(k)                 5.60(b)    11/01/2066            778
      1,400   Tallgrass Energy Partners, LP /
                Tallgrass Energy Finance Corp.(a),(k)                     5.50        9/15/2024          1,435
                                                                                                    ----------
              Total Energy                                                                              14,394
                                                                                                    ----------
              FINANCIAL (3.4%)
              ----------------
              BANKS (1.3%)
      1,000   Allfirst Preferred Capital Trust
                (3 mo. LIBOR + 1.50%)                                     4.10(b)     7/15/2029            936
      2,000   Compass Bank(k)                                             3.88        4/10/2025          2,031
      2,850   First Maryland Capital I (3 mo. LIBOR + 1.00%)(k)           3.60(b)     1/15/2027          2,639
      2,000   Huntington Capital (3 mo. LIBOR + 0.63%)(k)                 3.24(b)     6/15/2028          1,772
      2,000   Manufacturers & Traders Trust Co.
                (3 mo. LIBOR + 0.64%)(k)                                  3.16(b)    12/01/2021          2,000
      6,000   SunTrust Capital I (3 mo. LIBOR + 0.67%)(k)                 3.19(b)     5/15/2027          5,600
                                                                                                    ----------
                                                                                                        14,978
                                                                                                    ----------
              DIVERSIFIED FINANCIAL SERVICES (0.3%)
      4,000   Cullen/Frost Capital Trust II
                (3 mo. LIBOR + 1.55%)(k)                                   4.07(b)    3/01/2034          3,458
                                                                                                    ----------
              INSURANCE (1.6%)
      3,200   Allstate Corp. (3 mo. LIBOR + 2.94%)(k)                      5.75(l)    8/15/2053          3,285
      1,921   AmTrust Financial Services, Inc.(k)                          6.13       8/15/2023          1,867
      3,200   Athene Holding Ltd.(k)                                       4.13       1/12/2028          3,141

================================================================================

14  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON                          VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
$     2,575   HSB Group, Inc. (3 mo. LIBOR + 0.91%)(k)                    3.51%(b)    7/15/2027     $    2,217
      5,670   Nationwide Mutual Insurance Co.
                (3 mo. LIBOR + 2.29%)(a),(k)                              4.90(b)    12/15/2024          5,657
      2,800   Prudential Financial, Inc. (3 mo. LIBOR + 3.92%)(k)         5.63(l)     6/15/2043          2,903
                                                                                                    ----------
                                                                                                        19,070
                                                                                                    ----------
              INVESTMENT COMPANIES (0.1%)
      1,600   Ares Capital Corp.(k)                                       3.63        1/19/2022          1,609
                                                                                                    ----------
              REITS (0.1%)
      1,000   Sabra Health Care, LP(k)                                    5.13        8/15/2026          1,016
                                                                                                    ----------
              Total Financial                                                                           40,131
                                                                                                    ----------
              INDUSTRIAL (0.7%)
              -----------------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
        500   Artesyn Embedded Technologies, Inc.(a),(m)                  9.75       10/15/2020            510
                                                                                                    ----------
              MISCELLANEOUS MANUFACTURERS (0.1%)
        960   General Electric Co.(k)                                     5.50        1/08/2020            975
                                                                                                    ----------
              TRANSPORTATION (0.6%)
      3,000   BNSF Funding Trust I (3 mo. LIBOR + 2.35%)(k)               6.61(l)    12/15/2055          3,215
      3,200   Ryder System, Inc.(k)                                       3.50        6/01/2021          3,247
                                                                                                    ----------
                                                                                                         6,462
                                                                                                    ----------
              Total Industrial                                                                           7,947
                                                                                                    ----------
              UTILITIES (0.2%)
              ----------------
              ELECTRIC (0.2%)
      2,133   NextEra Energy Capital Holdings, Inc.(k)                    3.34        9/01/2020          2,153
                                                                                                    ----------
              Total Corporate Obligations (cost: $73,486)                                               75,523
                                                                                                    ----------
              EURODOLLAR AND YANKEE OBLIGATIONS (1.1%)

              BASIC MATERIALS (0.2%)
              ----------------------
              MINING (0.2%)
      2,285   Newcrest Finance Pty. Ltd.(a),(k)                           4.45       11/15/2021          2,366
                                                                                                    ----------
              CONSUMER, CYCLICAL (0.3%)
              -------------------------
              AUTO MANUFACTURERS (0.3%)
      3,200   BMW U.S. Capital, LLC(a),(k)                                3.25        8/14/2020          3,223
                                                                                                    ----------
              ENERGY (0.3%)
              -------------
              OIL & GAS (0.3%)
      3,100   Petroleos Mexicanos(k)                                      5.38        3/13/2022          3,204
                                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON                          VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              OIL & GAS SERVICES (0.0%)
$        35   Schahin II Finance Co. SPV Ltd.(a),(f),(h)                  8.00%       5/25/2020     $       32
      1,407   Schahin II Finance Co. SPV Ltd.(a),(g),(n)                  5.88        9/25/2023            148
                                                                                                    ----------
                                                                                                           180
                                                                                                    ----------
              PIPELINES (0.0%)
        600   Transcanada Trust (3 mo. LIBOR + 3.53%)(k)                  5.63(l)     5/20/2075            589
                                                                                                    ----------
              Total Energy                                                                               3,973
                                                                                                    ----------
              FINANCIAL (0.3%)
              ----------------
              INSURANCE (0.3%)
      3,430   QBE Capital Funding III Ltd. (USD Swap
              Semi-Annual 30/360 10 YR + 4.05%)(a),(k)                    7.25(l)     5/24/2041          3,620
                                                                                                    ----------
              Total Eurodollar and Yankee Obligations (cost: $13,850)                                   13,182
                                                                                                    ----------

--------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (12.6%)
     44,400   Invesco Fundamental High Yield Corporate Bond ETF                                            821
     91,690   iShares 20+ Year Treasury Bond ETF                                                        12,088
    611,920   iShares iBoxx $ High Yield Corporate Bond ETF(m)                                          51,952
    197,740   iShares iBoxx $ Investment Grade Corporate Bond ETF                                       23,893
    340,800   Vanguard Mortgage-Backed Securities ETF                                                   17,930
     75,000   Vanguard Short-Term Bond ETF(m)                                                            6,010
    340,800   Vanguard Total Bond Market ETF                                                            28,027
    113,000   Xtrackers USD High Yield Corporate Bond ETF                                                5,532
                                                                                                    ----------
              Total Fixed-Income Exchange-Traded Funds (cost: $143,964)                                146,253
                                                                                                    ----------

--------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   COUPON
(000)                                                                     RATE         MATURITY
--------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ISSUES (11.6%)(o)

              COMMERCIAL MBS (2.1%)
$     2,250   Fannie Mae(+)                                               2.15%       1/25/2023          2,238
      8,300   Freddie Mac(+)                                              3.00       12/25/2025          8,570
      5,200   Freddie Mac(+)                                              3.33(d)     5/25/2025          5,457
      5,000   Freddie Mac(+)                                              3.51        4/25/2030          5,317
      2,679   Freddie Mac(+)                                              3.70(d)     1/25/2033          2,898
                                                                                                    ----------
                                                                                                        24,480
                                                                                                    ----------

================================================================================

16  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                                   COUPON                          VALUE
(000)         SECURITY                                                    RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------------
              FGLMC COLLATERAL (9.3%)
$     7,111   Freddie Mac(+)                                              3.00%       4/01/2046     $    7,181
     10,037   Freddie Mac(+)                                              3.00        6/01/2046         10,135
      7,891   Freddie Mac(+)                                              3.00        8/01/2046          7,967
      7,535   Freddie Mac(+)                                              3.00        1/01/2047          7,596
     14,380   Freddie Mac(+)                                              3.00        1/01/2047         14,498
     15,420   Freddie Mac(+)                                              3.00        3/01/2047         15,543
     19,977   Freddie Mac(+)                                              3.00        4/01/2047         20,152
      8,974   Freddie Mac(+)                                              3.00        8/01/2047          9,040
      7,614   Freddie Mac(+)                                              3.50        4/01/2046          7,799
      7,466   Freddie Mac(+)                                              3.50        4/01/2048          7,641
                                                                                                    ----------
                                                                                                       107,552
                                                                                                    ----------
              UMBS COLLATERAL (0.2%)(u)
      2,690   Fannie Mae(+)                                               4.00       11/01/2045          2,791
                                                                                                    ----------
              Total U.S. Government Agency Issues (cost: $133,451)                                     134,823
                                                                                                    ----------
              U.S. TREASURY SECURITIES (19.3%)

              BONDS (9.1%)
        250   U.S. Treasury Bond (STRIPS Principal) (Zero Coupon)         0.00        8/15/2044            130
      6,000   U.S. Treasury Bond                                          3.00       11/15/2044          6,490
     38,200   U.S. Treasury Bond                                          3.00        5/15/2045         41,374
      4,000   U.S. Treasury Bond                                          3.00        5/15/2047          4,337
      5,000   U.S. Treasury Bond                                          3.00        2/15/2049          5,433
     44,100   U.S. Treasury Bond                                          3.13        8/15/2044         48,710
                                                                                                    ----------
                                                                                                       106,474
                                                                                                    ----------
              INFLATION-INDEXED NOTES (1.0%)
     11,796   Inflation-Index Note                                        0.13        4/15/2021         11,682
                                                                                                    ----------
              NOTES (9.2%)
     28,500   U.S. Treasury Note(p)                                       1.13        2/28/2021         28,075
     17,000   U.S. Treasury Note                                          1.63        4/30/2023         16,811
     25,000   U.S. Treasury Note                                          1.63        2/15/2026         24,379
      2,000   U.S. Treasury Note                                          2.25       11/15/2024          2,029
      5,000   U.S. Treasury Note                                          2.25       11/15/2025          5,070
      5,000   U.S. Treasury Note                                          2.25        2/15/2027          5,067
     15,000   U.S. Treasury Note                                          2.25       11/15/2027         15,171
      5,000   U.S. Treasury Note                                          2.50        1/31/2021          5,039
      5,000   U.S. Treasury Note                                          2.75        2/15/2028          5,253
                                                                                                    ----------
                                                                                                       106,894
                                                                                                    ----------
              Total U.S. Treasury Securities (cost: $215,133)                                          225,050
                                                                                                    ----------
              Total Bonds (cost: $614,385)                                                             628,245
                                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES     SECURITY                                                                                   (000)
--------------------------------------------------------------------------------------------------------------
              INTERNATIONAL EQUITY SECURITIES (21.6%)

              COMMON STOCKS (0.2%)

              CONSUMER, CYCLICAL (0.0%)
              -------------------------
              AUTO PARTS & EQUIPMENT (0.0%)
      5,860   Autoliv, Inc.                                                                         $      361
                                                                                                    ----------
              CONSUMER, NON-CYCLICAL (0.1%)
              -----------------------------
              PHARMACEUTICALS (0.1%)
      3,000   Jazz Pharmaceuticals plc(q)                                                                  377
                                                                                                    ----------
              INDUSTRIAL (0.1%)
              -----------------
              ELECTRONICS (0.1%)
      9,810   TE Connectivity Ltd.                                                                         826
                                                                                                    ----------
              TECHNOLOGY (0.0%)
              -----------------
              SEMICONDUCTORS (0.0%)
      6,040   Kulicke & Soffa Industries, Inc.                                                             117
                                                                                                    ----------
              Total Common Stocks (cost: $1,777)                                                         1,681
                                                                                                    ----------
              EXCHANGE-TRADED FUNDS (21.1%)
    224,400   Invesco FTSE RAFI Developed Markets ex-US ETF(m)                                           8,761
    597,600   Invesco FTSE RAFI Emerging Markets ETF                                                    12,305
    488,080   iShares Core MSCI EAFE ETF                                                                28,987
    411,660   iShares Core MSCI Emerging Markets ETF                                                    20,221
    274,500   iShares Edge MSCI Min Vol EAFE ETF                                                        19,500
    130,400   iShares Edge MSCI Min Vol Emerging Markets ETF                                             7,446
    748,000   iShares MSCI Canada ETF                                                                   20,443
    258,080   iShares MSCI United Kingdom ETF                                                            8,179
    856,200   Schwab Fundamental Emerging Markets Large Company Index ETF                               23,417
  1,389,900   Schwab Fundamental International Large Company Index ETF                                  36,874
    266,700   Schwab Fundamental International Small Company Index ETF                                   7,990
     34,497   SPDR S&P Emerging Markets SmallCap ETF                                                     1,489
     51,500   USAA MSCI Emerging Markets Value Momentum Blend Index ETF(r)                               2,187
    519,000   Vanguard FTSE Developed Markets ETF                                                       20,677
     47,000   Vanguard FTSE Emerging Markets ETF                                                         1,910
    421,000   Vanguard FTSE Europe ETF                                                                  22,123
     59,797   WisdomTree Emerging Markets SmallCap Dividend Fund                                         2,686
                                                                                                    ----------
              Total Exchange-Traded Funds (cost: $237,746)                                             245,195
                                                                                                    ----------

================================================================================

18  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES     SECURITY                                                                                   (000)
--------------------------------------------------------------------------------------------------------------

              PREFERRED STOCKS (0.3%)

              FINANCIAL (0.3%)
              ----------------
              INSURANCE (0.3%)
    167,198   Delphi Financial Group, Inc., cumulative redeemable, 5.71%,
                (3 mo. LIBOR + 3.19%)(b) (cost: $4,062)                                             $    3,887
                                                                                                    ----------
              Total International Equity Securities (cost: $243,585)                                   250,763
                                                                                                    ----------

              U.S. EQUITY SECURITIES (17.8%)

              COMMON STOCKS (12.7%)

              BASIC MATERIALS (0.2%)
              ----------------------
              CHEMICALS (0.0%)
      8,060   Huntsman Corp.                                                                               140
      5,570   LyondellBasell Industries N.V. "A"                                                           413
      3,480   Rayonier Advanced Materials, Inc.                                                             23
                                                                                                    ----------
                                                                                                           576
                                                                                                    ----------
              FOREST PRODUCTS & PAPER (0.1%)
     19,490   International Paper Co.                                                                      808
     19,240   Resolute Forest Products, Inc.                                                               124
      6,780   Schweitzer-Mauduit International, Inc.                                                       212
                                                                                                    ----------
                                                                                                         1,144
                                                                                                    ----------
              IRON/STEEL (0.1%)
      7,720   Cleveland-Cliffs, Inc.(m)                                                                     67
      5,820   Nucor Corp.                                                                                  280
      2,680   Reliance Steel & Aluminum Co.                                                                223
     10,610   Steel Dynamics, Inc.                                                                         267
                                                                                                    ----------
                                                                                                           837
                                                                                                    ----------
              Total Basic Materials                                                                      2,557
                                                                                                    ----------
              COMMUNICATIONS (1.5%)
              ---------------------
              ADVERTISING (0.1%)
     24,460   Interpublic Group of Companies, Inc.                                                         519
     13,080   Omnicom Group, Inc.                                                                        1,012
                                                                                                    ----------
                                                                                                         1,531
                                                                                                    ----------
              INTERNET (0.2%)
        390   Alphabet, Inc. "A"(q)                                                                        432
      3,290   CDW Corp.                                                                                    324
      2,370   F5 Networks, Inc.(q)                                                                         313
      1,980   IAC/InterActiveCorp(q)                                                                       437

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES     SECURITY                                                                                   (000)
--------------------------------------------------------------------------------------------------------------
     14,160   NIC, Inc.                                                                             $      226
      1,200   Stamps.com, Inc.(q)                                                                           40
                                                                                                    ----------
                                                                                                         1,772
                                                                                                    ----------
              MEDIA (0.5%)
     44,780   Altice USA, Inc. "A"                                                                       1,052
     27,240   CBS Corp. "B"                                                                              1,315
     26,180   Comcast Corp. "A"                                                                          1,073
     23,470   DISH Network Corp. "A"(q)                                                                    847
     34,970   Entravision Communications Corp. "A"                                                         103
      3,240   Sinclair Broadcast Group, Inc. "A"                                                           174
     65,070   Sirius XM Holdings, Inc.                                                                     346
     17,630   Viacom, Inc. "B"                                                                             512
                                                                                                    ----------
                                                                                                         5,422
                                                                                                    ----------
              TELECOMMUNICATIONS (0.7%)
     23,870   AT&T, Inc.                                                                                   730
      6,320   Ciena Corp.(q)                                                                               221
     38,360   Cisco Systems, Inc.                                                                        1,996
     37,080   Corning, Inc.                                                                              1,069
      1,950   InterDigital, Inc.                                                                           124
     18,120   Juniper Networks, Inc.                                                                       446
      1,830   Shenandoah Telecommunications Co.                                                             73
      8,890   T-Mobile US, Inc.(q)                                                                         653
     53,650   Verizon Communications, Inc.                                                               2,916
      5,670   Vonage Holdings Corp.(q)                                                                      67
                                                                                                    ----------
                                                                                                         8,295
                                                                                                    ----------
              Total Communications                                                                      17,020
                                                                                                    ----------
              CONSUMER, CYCLICAL (1.8%)
              -------------------------
              AIRLINES (0.1%)
     11,030   Delta Air Lines, Inc.                                                                        568
      7,930   Southwest Airlines Co.                                                                       377
      5,030   United Continental Holdings, Inc.(q)                                                         391
                                                                                                    ----------
                                                                                                         1,336
                                                                                                    ----------
              APPAREL (0.1%)
      3,310   Carter's, Inc.                                                                               279
      9,480   NIKE, Inc. "B"                                                                               731
                                                                                                    ----------
                                                                                                         1,010
                                                                                                    ----------
              AUTO MANUFACTURERS (0.0%)
     12,170   General Motors Co.                                                                           406
     10,550   Wabash National Corp.                                                                        142
                                                                                                    ----------
                                                                                                           548
                                                                                                    ----------

================================================================================

20  | USAA CORNERSTONE MODERATE FUN

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES     SECURITY                                                                                   (000)
--------------------------------------------------------------------------------------------------------------
              AUTO PARTS & EQUIPMENT (0.1%)
      5,060   Allison Transmission Holdings, Inc.                                                   $      209
      9,800   BorgWarner, Inc.                                                                             348
     15,050   Dana, Inc.                                                                                   220
      3,200   Lear Corp.                                                                                   381
      9,300   Meritor, Inc.(q)                                                                             187
      3,730   Methode Electronics, Inc.                                                                     92
      5,520   Tenneco, Inc. "A"                                                                             55
                                                                                                    ----------
                                                                                                         1,492
                                                                                                    ----------
              DISTRIBUTION/WHOLESALE (0.1%)
     20,980   Fastenal Co.                                                                                 642
      2,880   KAR Auction Services, Inc.                                                                   162
      3,520   WESCO International, Inc.(q)                                                                 165
      1,160   WW Grainger, Inc.                                                                            303
                                                                                                    ----------
                                                                                                         1,272
                                                                                                    ----------
              ENTERTAINMENT (0.1%)
     12,740   Live Nation Entertainment, Inc.(q)                                                           775
        390   Red Rock Resorts, Inc. "A"                                                                     8
                                                                                                    ----------
                                                                                                           783
                                                                                                    ----------
              HOME BUILDERS (0.1%)
        130   NVR, Inc.(q)                                                                                 416
      8,670   PulteGroup, Inc.                                                                             269
                                                                                                    ----------
                                                                                                           685
                                                                                                    ----------
              HOME FURNISHINGS (0.0%)
      4,160   Ethan Allen Interiors, Inc.                                                                   88
                                                                                                    ----------
              LEISURE TIME (0.1%)
      2,170   Brunswick Corp.                                                                               90
      8,580   Carnival Corp.                                                                               439
     15,440   Harley-Davidson, Inc.                                                                        505
      7,330   Norwegian Cruise Line Holdings Ltd.(q)                                                       401
                                                                                                    ----------
                                                                                                         1,435
                                                                                                    ----------
              LODGING (0.0%)
      6,740   Las Vegas Sands Corp.                                                                        371
                                                                                                    ----------
              OFFICE FURNISHINGS (0.0%)
      4,550   Herman Miller, Inc.                                                                          162
      7,030   Knoll, Inc.                                                                                  138
     11,610   Steelcase, Inc. "A"                                                                          186
                                                                                                    ----------
                                                                                                           486
                                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES     SECURITY                                                                                   (000)
--------------------------------------------------------------------------------------------------------------
              RETAIL (1.0%)
      1,500   Asbury Automotive Group, Inc.(q)                                                      $      111
      7,720   Best Buy Co., Inc.                                                                           484
      2,440   Big Lots, Inc.                                                                                67
     10,560   Bloomin' Brands, Inc.                                                                        204
      3,980   Buckle, Inc.(m)                                                                               60
      1,390   Cracker Barrel Old Country Store, Inc.                                                       218
     14,550   Del Taco Restaurants, Inc.(q)                                                                157
      3,460   Dick's Sporting Goods, Inc.                                                                  119
      3,090   Foot Locker, Inc.                                                                            122
     22,550   Gap, Inc.                                                                                    421
      2,280   Group 1 Automotive, Inc.                                                                     165
      3,490   Home Depot, Inc.                                                                             663
      8,380   Kohl's Corp.                                                                                 413
      3,230   La-Z-Boy, Inc.                                                                               104
      1,380   Lithia Motors, Inc. "A"                                                                      158
      6,610   Lowe's Cos, Inc.                                                                             617
      2,180   Lululemon Athletica, Inc.(q)                                                                 361
     17,880   Macy's, Inc.                                                                                 368
      2,860   McDonald's Corp.                                                                             567
      2,520   MSC Industrial Direct Co., Inc. "A"                                                          178
      1,720   Nu Skin Enterprises, Inc. "A"                                                                 80
      1,480   O'Reilly Automotive, Inc.(q)                                                                 550
      2,290   Penske Automotive Group, Inc.                                                                 98
     36,090   Qurate Retail, Inc.(q)                                                                       452
      6,730   Ross Stores, Inc.                                                                            626
      4,740   Rush Enterprises, Inc. "A"                                                                   167
     11,030   Starbucks Corp.                                                                              839
     14,120   TJX Companies, Inc.                                                                          710
      5,280   Tractor Supply Co.                                                                           532
      1,600   Ulta Salon Cosmetics & Fragrance, Inc.(q)                                                    533
      4,330   Urban Outfitters, Inc.(q)                                                                     97
     13,710   Walgreens Boots Alliance, Inc.                                                               677
      2,510   Williams-Sonoma, Inc.                                                                        147
                                                                                                    ----------
                                                                                                        11,065
                                                                                                    ----------
              TEXTILES (0.1%)
      4,100   Mohawk Industries, Inc.(q)                                                                   556
                                                                                                    ----------
              Total Consumer, Cyclical                                                                  21,127
                                                                                                    ----------
              CONSUMER, NON-CYCLICAL (3.0%)
              -----------------------------
              AGRICULTURE (0.0%)
     11,710   Altria Group, Inc.                                                                           574
                                                                                                    ----------

================================================================================

22  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES     SECURITY                                                                                   (000)
--------------------------------------------------------------------------------------------------------------
              BEVERAGES (0.2%)
     23,200   Coca-Cola Co.                                                                         $    1,140
      7,960   Molson Coors Brewing Co. "B"                                                                 438
      9,650   PepsiCo, Inc.                                                                              1,235
                                                                                                    ----------
                                                                                                         2,813
                                                                                                    ----------
              BIOTECHNOLOGY (0.4%)
      7,540   Amgen, Inc.                                                                                1,257
      3,650   Biogen, Inc.(q)                                                                              800
        540   Bio-Rad Laboratories, Inc. "A"(q)                                                            155
      2,240   Cambrex Corp.(q)                                                                              89
      7,950   Celgene Corp.(q)                                                                             746
      2,380   Emergent BioSolutions, Inc.(q)                                                                95
     13,330   Exelixis, Inc.(q)                                                                            261
     12,760   Gilead Sciences, Inc.                                                                        794
      8,040   Halozyme Therapeutics, Inc.(q)                                                               119
      3,460   Myriad Genetics, Inc.(q)                                                                      86
        180   REGENXBIO, Inc.(q)                                                                             8
      5,610   United Therapeutics Corp.(q)                                                                 471
                                                                                                    ----------
                                                                                                         4,881
                                                                                                    ----------
              COMMERCIAL SERVICES (0.4%)
      3,250   AMN Healthcare Services, Inc.(q)                                                             158
      2,700   Automatic Data Processing, Inc.                                                              432
      3,660   Avis Budget Group, Inc.(q)                                                                   104
      1,850   Cardtronics plc "A"(q)                                                                        56
      4,820   Ecolab, Inc.                                                                                 887
      1,830   Euronet Worldwide, Inc.(q)                                                                   284
      1,720   FTI Consulting, Inc.(q)                                                                      144
     12,980   Hackett Group, Inc.                                                                          209
      4,500   Moody's Corp.                                                                                823
      6,380   PayPal Holdings, Inc.(q)                                                                     700
      6,990   Quad/Graphics, Inc.                                                                           59
      3,910   S&P Global, Inc.                                                                             836
      3,980   United Rentals, Inc.(q)                                                                      438
                                                                                                    ----------
                                                                                                         5,130
                                                                                                    ----------
              COSMETICS/PERSONAL CARE (0.2%)
      3,520   Estee Lauder Companies, Inc. "A"                                                             567
     11,860   Procter & Gamble Co.                                                                       1,220
                                                                                                    ----------
                                                                                                         1,787
                                                                                                    ----------
              FOOD (0.4%)
      2,880   Cal-Maine Foods, Inc.                                                                        107
      8,140   Flowers Foods, Inc.                                                                          182

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES     SECURITY                                                                                   (000)
--------------------------------------------------------------------------------------------------------------
      5,070   Hershey Co.                                                                           $      669
     11,610   Hostess Brands, Inc.(q)                                                                      156
      2,830   Ingles Markets, Inc. "A"                                                                      84
      5,060   Ingredion, Inc.                                                                              385
      4,680   JM Smucker Co.                                                                               569
     30,050   Kroger Co.                                                                                   685
      1,430   Sanderson Farms, Inc.                                                                        196
      8,660   Sysco Corp.                                                                                  596
      9,110   Tyson Foods, Inc. "A"                                                                        691
                                                                                                    ----------
                                                                                                         4,320
                                                                                                    ----------
              HEALTHCARE PRODUCTS (0.3%)
      4,410   Bruker Corp.                                                                                 184
      6,220   Danaher Corp.                                                                                821
      1,770   Edwards Lifesciences Corp.(q)                                                                302
      2,270   Hill-Rom Holdings, Inc.                                                                      218
      2,210   IDEXX Laboratories, Inc.(q)                                                                  552
      1,780   Masimo Corp.(q)                                                                              233
     13,670   Meridian Bioscience, Inc.                                                                    155
      7,440   Patterson Companies, Inc.                                                                    156
        200   STERIS plc(q)                                                                                 27
      2,850   Thermo Fisher Scientific, Inc.                                                               761
                                                                                                    ----------
                                                                                                         3,409
                                                                                                    ----------
              HEALTHCARE-SERVICES (0.4%)
      2,050   Amedisys, Inc.(q)                                                                            230
        650   Chemed Corp.                                                                                 213
     12,850   DaVita, Inc.(q)                                                                              558
      2,820   Encompass Health Corp.                                                                       166
      2,920   HCA Healthcare, Inc.                                                                         353
      4,150   MEDNAX, Inc.(q)                                                                              103
        590   Molina Healthcare, Inc.(q)                                                                    84
      5,810   Quest Diagnostics, Inc.                                                                      557
      9,260   Select Medical Holdings Corp.(q)                                                             130
      3,150   UnitedHealth Group, Inc.                                                                     762
      5,850   Universal Health Services, Inc. "B"                                                          700
        910   WellCare Health Plans, Inc.(q)                                                               251
                                                                                                    ----------
                                                                                                         4,107
                                                                                                    ----------
              HOUSEHOLD PRODUCTS/WARES (0.0%)
     13,460   ACCO Brands Corp.                                                                             99
        990   Helen of Troy Ltd.(q)                                                                        132
      1,500   Spectrum Brands Holdings, Inc.                                                                79
                                                                                                    ----------
                                                                                                           310
                                                                                                    ----------

================================================================================

24  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES     SECURITY                                                                                   (000)
--------------------------------------------------------------------------------------------------------------
              PHARMACEUTICALS (0.7%)
      8,700   AmerisourceBergen Corp.                                                               $      677
      7,450   Bristol-Myers Squibb Co.                                                                     338
     12,750   Cardinal Health, Inc.                                                                        536
     10,690   Corcept Therapeutics, Inc.(q)                                                                104
      9,510   CVS Health Corp.                                                                             498
      1,610   Eagle Pharmaceuticals, Inc.(q)                                                                82
      3,940   Eli Lilly & Co.                                                                              457
      1,460   Enanta Pharmaceuticals, Inc.(q)                                                              132
     10,820   Johnson & Johnson                                                                          1,419
      4,790   McKesson Corp.                                                                               585
      8,280   Merck & Co., Inc.                                                                            656
     16,300   Pfizer, Inc.                                                                                 677
      2,610   Phibro Animal Health Corp. "A"                                                                77
      1,660   PRA Health Sciences, Inc.(q)                                                                 144
      3,540   Prestige Consumer Healthcare, Inc.(q)                                                        103
      3,290   Supernus Pharmaceuticals, Inc.(q)                                                             99
      1,820   USANA Health Sciences, Inc.(q)                                                               129
      9,490   Zoetis, Inc.                                                                                 959
                                                                                                    ----------
                                                                                                         7,672
                                                                                                    ----------
              Total Consumer, Non-cyclical                                                              35,003
                                                                                                    ----------
              ENERGY (0.6%)
              -------------
              COAL (0.0%)
      4,190   Warrior Met Coal, Inc.                                                                       108
                                                                                                    ----------
              ENERGY-ALTERNATE SOURCES (0.0%)
      2,350   Renewable Energy Group, Inc.(q)                                                               37
      3,480   SolarEdge Technologies, Inc.(q)                                                              186
                                                                                                    ----------
                                                                                                           223
                                                                                                    ----------
              OIL & GAS (0.5%)
     18,010   ConocoPhillips                                                                             1,062
     16,200   Exxon Mobil Corp.                                                                          1,146
     13,820   HollyFrontier Corp.                                                                          525
     20,830   Laredo Petroleum, Inc.(q)                                                                     55
     11,370   Marathon Petroleum Corp.                                                                     523
      5,720   Matador Resources Co.(q)                                                                      94
     17,560   Occidental Petroleum Corp.                                                                   874
      8,710   Par Pacific Holdings, Inc.(q)                                                                171
      4,130   PBF Energy, Inc. "A"                                                                         109
      9,600   Phillips 66                                                                                  776
      6,740   Valero Energy Corp.                                                                          474
                                                                                                    ----------
                                                                                                         5,809
                                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES     SECURITY                                                                                   (000)
--------------------------------------------------------------------------------------------------------------
              OIL & GAS SERVICES (0.0%)
      2,210   Core Laboratories N.V.                                                                $      106
                                                                                                    ----------
              PIPELINES (0.1%)
     14,050   Antero Midstream Corp.                                                                       172
      8,900   ONEOK, Inc.                                                                                  566
     17,280   Plains GP Holdings, LP "A"(q)                                                                389
     12,640   Tallgrass Energy, LP                                                                         301
                                                                                                    ----------
                                                                                                         1,428
                                                                                                    ----------
              Total Energy                                                                               7,674
                                                                                                    ----------
              FINANCIAL (1.9%)
              ----------------
              BANKS (0.8%)
     44,110   Bank of America Corp.                                                                      1,173
      3,800   Bank of Hawaii Corp.                                                                         288
      8,060   BankUnited, Inc.                                                                             262
     10,850   Cadence BanCorp                                                                              201
     10,860   CIT Group, Inc.                                                                              516
     30,770   Citigroup, Inc.                                                                            1,912
      3,100   Cullen/Frost Bankers, Inc.                                                                   283
      7,200   Great Western Bancorp, Inc.                                                                  224
     21,470   J.P. Morgan Chase & Co.                                                                    2,275
     23,190   KeyCorp.                                                                                     370
      3,940   PNC Financial Services Group, Inc.                                                           501
     23,160   Regions Financial Corp.                                                                      320
      2,740   Synovus Financial Corp.                                                                       88
     13,430   U.S. Bancorp.                                                                                674
      3,490   Webster Financial Corp.                                                                      155
      5,890   Western Alliance Bancorp(q)                                                                  242
                                                                                                    ----------
                                                                                                         9,484
                                                                                                    ----------
              DIVERSIFIED FINANCIAL SERVICES (0.7%)
      4,670   Alliance Data Systems Corp.                                                                  642
     19,160   Ally Financial, Inc.                                                                         553
      9,750   American Express Co.                                                                       1,118
      6,180   Capital One Financial Corp.                                                                  531
      5,490   Discover Financial Services                                                                  409
      3,030   LPL Financial Holdings, Inc.                                                                 243
      5,520   Mastercard, Inc. "A"                                                                       1,388
      4,110   Nelnet, Inc. "A"                                                                             244
     16,152   Synchrony Financial                                                                          543
     10,550   Virtu Financial, Inc. "A"                                                                    243
      6,570   Visa, Inc. "A"                                                                             1,060

================================================================================

26  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES     SECURITY                                                                                   (000)
--------------------------------------------------------------------------------------------------------------
     11,720   Waddell & Reed Financial, Inc. "A"                                                    $      189
      2,000   World Acceptance Corp.(q)                                                                    265
                                                                                                    ----------
                                                                                                         7,428
                                                                                                    ----------
              INSURANCE (0.4%)
      6,080   American Equity Investment Life Holding Co.                                                  172
      4,040   Aon plc                                                                                      727
      1,750   Berkshire Hathaway, Inc. "B"(q)                                                              346
      4,760   Employers Holdings, Inc.                                                                     198
      7,700   Essent Group Ltd.(q)                                                                         362
      9,850   MetLife, Inc.                                                                                455
      9,680   MGIC Investment Corp.(q)                                                                     131
      2,060   Primerica, Inc.                                                                              237
      8,340   Principal Financial Group, Inc.                                                              430
      9,780   Progressive Corp.                                                                            775
      4,330   Prudential Financial, Inc.                                                                   400
      7,160   Radian Group, Inc.                                                                           161
      4,660   Universal Insurance Holdings, Inc.                                                           135
                                                                                                    ----------
                                                                                                         4,529
                                                                                                    ----------
              REITS (0.0%)
     13,982   Ladder Capital Corp.                                                                         223
                                                                                                    ----------
              Total Financial                                                                           21,664
                                                                                                    ----------
              INDUSTRIAL (1.2%)
              -----------------
              AEROSPACE/DEFENSE (0.2%)
      1,820   Boeing Co.                                                                                   622
      2,650   Lockheed Martin Corp.                                                                        897
      8,780   Spirit AeroSystems Holdings, Inc. "A"                                                        711
                                                                                                    ----------
                                                                                                         2,230
                                                                                                    ----------
              BUILDING MATERIALS (0.1%)
      4,030   Apogee Enterprises, Inc.                                                                     146
     12,940   Cornerstone Building Brands, Inc.(q)                                                          57
      2,990   Masonite International Corp.(q)                                                              142
     11,740   Owens Corning                                                                                569
      3,150   Patrick Industries, Inc.(q)                                                                  128
                                                                                                    ----------
                                                                                                         1,042
                                                                                                    ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
      3,910   Generac Holdings, Inc.(q)                                                                    216
                                                                                                    ----------
              ELECTRONICS (0.4%)
      4,950   Allegion plc                                                                                 480
      7,460   Atkore International Group, Inc.(q)                                                          174
      5,200   Garmin Ltd.                                                                                  398

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES     SECURITY                                                                                   (000)
--------------------------------------------------------------------------------------------------------------
     11,890   Gentex Corp.                                                                          $      254
      6,160   Honeywell International, Inc.                                                              1,012
      6,210   Jabil, Inc.                                                                                  153
     10,690   KEMET Corp.                                                                                  170
        800   Mettler-Toledo International, Inc.(q)                                                        578
      4,150   PerkinElmer, Inc.                                                                            358
      4,860   SMART Global Holdings, Inc.(q)                                                                83
      1,860   Tech Data Corp.(q)                                                                           169
      2,240   Waters Corp.(q)                                                                              450
                                                                                                    ----------
                                                                                                         4,279
                                                                                                    ----------
              HAND/MACHINE TOOLS (0.0%)
      2,670   Regal Beloit Corp.                                                                           194
                                                                                                    ----------
              MACHINERY-CONSTRUCTION & MINING (0.1%)
      4,890   Caterpillar, Inc.                                                                            586
                                                                                                    ----------
              METAL FABRICATION/HARDWARE (0.0%)
      4,540   Timken Co.                                                                                   200
                                                                                                    ----------
              MISCELLANEOUS MANUFACTURERS (0.2%)
      4,640   3M Co.                                                                                       741
      2,510   Crane Co.                                                                                    192
      4,050   Hillenbrand, Inc.                                                                            151
      4,800   Illinois Tool Works, Inc.                                                                    670
      1,670   Sturm Ruger & Co., Inc.                                                                       83
      4,790   Trinseo S.A.                                                                                 177
                                                                                                    ----------
                                                                                                         2,014
                                                                                                    ----------
              PACKAGING & CONTAINERS (0.0%)
      6,070   Berry Global Group, Inc.(q)                                                                  285
      8,940   Silgan Holdings, Inc.                                                                        259
                                                                                                    ----------
                                                                                                           544
                                                                                                    ----------
              TRANSPORTATION (0.2%)
      5,270   Air Transport Services Group, Inc.(q)                                                        116
      7,320   CSX Corp.                                                                                    545
      3,200   Norfolk Southern Corp.                                                                       624
      3,620   Union Pacific Corp.                                                                          604
      7,840   United Parcel Service, Inc. "B"                                                              728
      3,210   Werner Enterprises, Inc.                                                                      90
                                                                                                    ----------
                                                                                                         2,707
                                                                                                    ----------
              TRUCKING & LEASING (0.0%)
      3,440   Greenbrier Companies, Inc.                                                                    94
                                                                                                    ----------
              Total Industrial                                                                          14,106
                                                                                                    ----------

================================================================================

28  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES     SECURITY                                                                                   (000)
--------------------------------------------------------------------------------------------------------------
              TECHNOLOGY (2.1%)
              -----------------
              COMPUTERS (0.6%)
     3,950    Accenture plc "A"                                                                     $      703
    10,540    Apple, Inc.                                                                                1,845
     1,450    CACI International, Inc. "A"(q)                                                              295
    52,950    Hewlett Packard Enterprise Co.                                                               726
     3,100    Insight Enterprises, Inc.(q)                                                                 160
     6,110    International Business Machines Corp.                                                        776
     4,340    MAXIMUS, Inc.                                                                                309
     6,040    NCR Corp.(q)                                                                                 185
     6,360    NetApp, Inc.                                                                                 376
     6,110    Perspecta, Inc.                                                                              133
     3,140    Science Applications International Corp.                                                     241
    21,450    Seagate Technology plc                                                                       898
    14,530    Western Digital Corp.                                                                        541
                                                                                                    ----------
                                                                                                         7,188
                                                                                                    ----------
              OFFICE/BUSINESS EQUIPMENT (0.1%)
    20,050    Pitney Bowes, Inc.                                                                            73
    19,500    Xerox Corp.                                                                                  597
                                                                                                    ----------
                                                                                                           670
                                                                                                    ----------
              SEMICONDUCTORS (0.5%)
     9,520    Applied Materials, Inc.                                                                      368
     3,940    Cirrus Logic, Inc.(q)                                                                        147
    20,640    Intel Corp.                                                                                  909
     3,100    Lam Research Corp.                                                                           541
    25,160    Micron Technology, Inc.(q)                                                                   821
     1,340    MKS Instruments, Inc.                                                                         96
     3,450    NVIDIA Corp.                                                                                 467
     4,820    Skyworks Solutions, Inc.                                                                     321
     7,190    Teradyne, Inc.                                                                               303
     9,940    Texas Instruments, Inc.                                                                    1,037
    16,380    Ultra Clean Holdings, Inc.(q)                                                                209
     6,260    Xilinx, Inc.                                                                                 641
                                                                                                    ----------
                                                                                                         5,860
                                                                                                    ----------
              SOFTWARE (0.9%)
     1,910    Adobe, Inc.(q)                                                                               517
     1,692    Covetrus, Inc.(q)                                                                             42
     6,370    CSG Systems International, Inc.                                                              286
     5,940    Electronic Arts, Inc.(q)                                                                     553
     4,400    Intuit, Inc.                                                                               1,077
     3,390    j2 Global, Inc.                                                                              286

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES     SECURITY                                                                                   (000)
--------------------------------------------------------------------------------------------------------------
      5,150   Manhattan Associates, Inc.(q)                                                         $      337
     34,540   Microsoft Corp.                                                                            4,272
      2,820   MSCI, Inc.                                                                                   620
     10,600   Paychex, Inc.                                                                                909
      5,230   Veeva Systems, Inc. "A"(q)                                                                   807
      5,750   VMware, Inc. "A"                                                                           1,018
                                                                                                    ----------
                                                                                                        10,724
                                                                                                    ----------
              Total Technology                                                                          24,442
                                                                                                    ----------
              UTILITIES (0.4%)
              ----------------
              ELECTRIC (0.3%)
     53,020   AES Corp.                                                                                    838
      3,100   Dominion Energy, Inc.                                                                        233
     17,120   Exelon Corp.                                                                                 823
      2,640   IDACORP, Inc.                                                                                265
      3,050   NextEra Energy, Inc.                                                                         604
     15,600   PPL Corp.                                                                                    464
     11,360   Southern Co.                                                                                 608
                                                                                                    ----------
                                                                                                         3,835
                                                                                                    ----------
              GAS (0.1%)
      5,430   New Jersey Resources Corp.                                                                   258
      3,090   Southwest Gas Holdings, Inc.                                                                 263
                                                                                                    ----------
                                                                                                           521
                                                                                                    ----------
              Total Utilities                                                                            4,356
                                                                                                    ----------
              Total Common Stocks (cost: $152,808)                                                     147,949
                                                                                                    ----------

              EXCHANGE-TRADED FUNDS (4.0%)
    160,600   iShares Core S&P 500 ETF                                                                  44,534
     16,000   Vanguard Small-Cap Value ETF                                                               1,966
                                                                                                    ----------
              Total Exchange-Traded Funds (cost: $44,087)                                               46,500
                                                                                                    ----------

              PREFERRED STOCKS (1.1%)

              COMMUNICATIONS (0.2%)
              ---------------------
              TELECOMMUNICATIONS (0.2%)
    112,000   Qwest Corp., 6.50%(k)                                                                      2,578
                                                                                                    ----------
              CONSUMER, NON-CYCLICAL (0.6%)
              -----------------------------
              AGRICULTURE (0.4%)
    161,682   CHS, Inc., cumulative redeemable "B", 7.88%(k),(s)                                         4,443
                                                                                                    ----------
              FOOD (0.2%)
     28,000   Dairy Farmers of America, Inc., cumulative redeemable, 7.88%(a),(s)                        2,765
                                                                                                    ----------
              Total Consumer, Non-cyclical                                                               7,208
                                                                                                    ----------

================================================================================

30  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES     SECURITY                                                                                   (000)
--------------------------------------------------------------------------------------------------------------
              ENERGY (0.2%)
              -------------
              OIL & GAS (0.2%)
      5,500   Chesapeake Energy Corp., 5.75%(a),(s)                                                 $    2,650
                                                                                                    ----------
              FINANCIAL (0.1%)
              ----------------
              INSURANCE (0.1%)
      1,500   American Overseas Group Ltd., non-cumulative, 6.06%,
                (3 mo. LIBOR + 3.56%)(b),(f),(g),(h)                                                       375
                                                                                                    ----------
              Total Preferred Stocks (cost: $14,852)                                                    12,811
                                                                                                    ----------
              Total U.S. Equity Securities (cost: $211,747)                                            207,260
                                                                                                    ----------

              GLOBAL REAL ESTATE EQUITY SECURITIES (2.6%)

              COMMON STOCKS (0.7%)

              FINANCIAL (0.7%)
              ------------------
              REAL ESTATE (0.2%)
     20,990   CBRE Group, Inc. "A"(q)                                                                      959
      7,170   HFF, Inc. "A"                                                                                310
      3,810   Jones Lang LaSalle, Inc.                                                                     474
     17,950   Realogy Holdings Corp.                                                                       127
      3,700   RMR Group, Inc. "A"                                                                          179
                                                                                                    ----------
                                                                                                         2,049
                                                                                                    ----------
              REITS (0.5%)
      4,160   American Tower Corp.                                                                         869
     14,280   Chimera Investment Corp.                                                                     260
      3,560   EPR Properties                                                                               278
      9,460   Gaming and Leisure Properties, Inc.                                                          374
     13,060   GEO Group, Inc.                                                                              286
     31,870   Kimco Realty Corp.                                                                           555
      4,720   Lamar Advertising Co. "A"                                                                    369
      7,040   LTC Properties, Inc.                                                                         315
     22,380   Medical Properties Trust, Inc.                                                               398
     11,400   Omega Healthcare Investors, Inc.                                                             406
      7,526   PotlatchDeltic Corp.                                                                         253
      4,790   Simon Property Group, Inc.                                                                   776
     13,280   Tanger Factory Outlet Centers, Inc.                                                          225
     11,400   Washington Prime Group, Inc.(m)                                                               47
      5,330   Welltower, Inc.                                                                              433
                                                                                                    ----------
                                                                                                         5,844
                                                                                                    ----------
              Total Financial                                                                            7,893
                                                                                                    ----------
              Total Common Stocks (cost: $8,641)                                                         7,893
                                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES     SECURITY                                                                                   (000)
--------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (1.9%)
    258,780   Vanguard Real Estate ETF (cost: $21,225)                                              $   22,485
                                                                                                    ----------
              Total Global Real Estate Equity Securities (cost: $29,866)                                30,378
                                                                                                    ----------

              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (0.7%)

              COMMON STOCKS (0.0%)

              BASIC MATERIALS (0.0%)
              ----------------------
              MINING (0.0%)
    110,164   Hycroft Mining Corp.(f),(g),(h),(q) (cost: $3,919)                                             6
                                                                                                    ----------

              EXCHANGE-TRADED FUNDS (0.7%)
     39,300   First Trust Global Tactical Commodity Strategy Fund(m)                                       708
    114,500   Invesco DB Commodity Index Tracking Fund                                                   1,732
     19,300   United States Commodity Index Fund(q)                                                        701
    153,400   VanEck Vectors Gold Miners ETF                                                             3,312
     47,200   VanEck Vectors Junior Gold Miners ETF                                                      1,394
                                                                                                    ----------
              Total Exchange-Traded Funds (cost: $8,891)                                                 7,847
                                                                                                    ----------
              Total Precious Metals and Commodity-Related Securities (cost: $12,810)                     7,853
                                                                                                    ----------

--------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   COUPON
(000)                                                                     RATE         MATURITY
--------------------------------------------------------------------------------------------------------------
                MONEY MARKET INSTRUMENTS (3.2%)

                COMMERCIAL PAPER (1.5%)
$      1,553    Amphenol Corp.(a)                                          2.53%       6/03/2019         1,553
       2,413    AutoZone, Inc.(a)                                          2.54        6/10/2019         2,412
       4,070    CSLB Holdings, Inc.(a)                                     2.62        6/05/2019         4,069
       2,600    Energy Transfer Partners(a)                                3.00        6/03/2019         2,600
       2,515    Eversource Energy(a)                                       2.55        6/04/2019         2,515
       1,471    Southwestern Public Service Co.(a)                         2.63        6/04/2019         1,471
       2,256    Tyson Foods, Inc.(a)                                       2.53        6/06/2019         2,255
                                                                                                    ----------
                Total Commercial Paper (cost: $16,873)                                                  16,875
                                                                                                    ----------

================================================================================

32  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES     SECURITY                                                                                   (000)
--------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.7%)
 20,255,697   State Street Institutional Treasury Money Market Fund Premier Class,
                2.30%(t) (cost: $20,256)                                                            $   20,256
                                                                                                    ----------
              Total Money Market Instruments (cost: $37,129)                                            37,131
                                                                                                    ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
              FROM SECURITIES LOANED (2.9%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.9%)
  7,653,130   Goldman Sachs Financial Square Government Fund Institutional Class, 2.30%(t)               7,653
 26,781,144   HSBC U.S. Government Money Market Fund Class I, 2.33%(t)                                  26,781
                                                                                                    ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $34,434)                                                       34,434
                                                                                                    ----------

              TOTAL INVESTMENTS (COST: $1,183,956)                                                  $1,196,064
                                                                                                    ==========

--------------------------------------------------------------------------------------------------------------
                                                                                                    UNREALIZED
                                                                                                 APPRECIATION/
NUMBER OF                                EXPIRATION          NOTIONAL           CONTRACT        (DEPRECIATION)
CONTRACTS   DESCRIPTION                    DATE            AMOUNT (000)        VALUE (000)               (000)
--------------------------------------------------------------------------------------------------------------
            FUTURES (0.7%)
            LONG FUTURES
            EQUITY CONTRACTS
     344    E-mini S&P 500                6/21/2019        USD  47,335          $ 47,344                 $   9
                                                                                --------                 -----
            TOTAL LONG FUTURES                                                  $ 47,344                 $   9
                                                                                --------                 -----
            SHORT FUTURES

            INTEREST RATE CONTRACTS
     257    U.S. Treasury Bond            9/19/2019        USD (38,635)         $(39,505)                $(870)
                                                                                --------                 -----
            TOTAL SHORT FUTURES                                                 $(39,505)                $(870)
                                                                                --------                 -----

            TOTAL FUTURES                                                       $  7,839                 $(861)
                                                                                ========                 =====

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1            LEVEL 2           LEVEL 3              TOTAL
--------------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                    $       -           $ 17,687                $-        $    17,687
  Bank Loans                                         -              2,071                 -              2,071
  Collateralized Mortgage Obligations                -              2,062                 -              2,062
  Commercial Mortgage Securities                     -              8,656                 -              8,656
  Convertible Securities                             -              2,926                12              2,938
  Corporate Obligations                              -             75,523                 -             75,523
  Eurodollar and Yankee Obligations                  -             13,150                32             13,182
  Fixed-Income Exchange-Traded Funds           146,253                  -                 -            146,253
  U.S. Government Agency Issues                      -            134,823                 -            134,823
  U.S. Treasury Securities                     224,920                130                 -            225,050

International Equity Securities:
  Common Stocks                                  1,681                  -                 -              1,681
  Exchange-Traded Funds                        245,195                  -                 -            245,195
  Preferred Stocks                                   -              3,887                 -              3,887

U.S. Equity Securities:
  Common Stocks                                147,949                  -                 -            147,949
  Exchange-Traded Funds                         46,500                  -                 -             46,500
  Preferred Stocks                                   -             12,436               375             12,811

Global Real Estate Equity Securities:
  Common Stocks                                  7,893                  -                 -              7,893
  Exchange-Traded Funds                         22,485                  -                 -             22,485

Precious Metals and Commodity-Related
  Securities:
  Common Stocks                                      -                  -                 6                  6
  Exchange-Traded Funds                          7,847                  -                 -              7,847

Money Market Instruments:
  Commercial Paper                                   -             16,875                 -             16,875
  Government & U.S. Treasury Money Market
    Funds                                       20,256                  -                 -             20,256

Short-Term Investments Purchased with Cash
  Collateral from Securities Loaned:
  Government & U.S. Treasury Money Market
    Funds                                       34,434                  -                 -             34,434
Futures(1)                                           9                  -                 -                  9
--------------------------------------------------------------------------------------------------------------
  Total                                       $905,422           $290,226              $425         $1,196,073
--------------------------------------------------------------------------------------------------------------

LIABILITIES                                    LEVEL 1            LEVEL 2           LEVEL 3              TOTAL
--------------------------------------------------------------------------------------------------------------
Futures(1)                                       $(870)                $-                $-              $(870)
--------------------------------------------------------------------------------------------------------------
Total                                            $(870)                $-                $-              $(870)
--------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

================================================================================

34  | USAA CORNERSTONE MODERATE FUND

================================================================================

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At May 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 23.8% of net assets at May 31, 2019.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by,

================================================================================

36  | USAA CORNERSTONE MODERATE FUND

================================================================================

    mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    LIBOR        London Interbank Offered Rate

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    STRIPS Separate trading of registered interest and principal of securities

    Zero Coupon  Normally issued at a significant discount from face value and do not provide for periodic interest payments. Income is earned from the purchase date by accreting the purchase discount of the security to par over the life of the security.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2019.

    (c) Bank loans (loans) - are not registered under the Securities Act of 1933. The loans contain certain restrictions on resale and cannot be sold publicly. The stated interest rates represent the all in interest rate of all contracts within the loan facilities. The interest rates are adjusted periodically, and the rates disclosed represent the current rate at May 31, 2019. The weighted average life of the loans are likely to be shorter than the stated final maturity date due to

================================================================================

38  | USAA CORNERSTONE MODERATE FUND

================================================================================

         mandatory or optional prepayments. The loans are deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (d) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (e) Security is interest only. Interest-only commercial mortgage-backed securities (CMBS IOs) represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    (f) Security was fair valued at May 31, 2019, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $425,000, which represented less than 0.1% of the Fund's net assets.

    (g) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (h)  Security was classified as Level 3.

    (i) Payment-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (j)  All of the coupon is PIK.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

    (k) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2019.

    (l) Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.

    (m)  The security, or a portion thereof, was out on loan as of May 31, 2019.

    (n) At May 31, 2019, the issuer was in default with respect to interest and/or principal payments.

    (o) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
         FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

================================================================================

40  | USAA CORNERSTONE MODERATE FUND

================================================================================

    (p) Securities with a value of $4,925,500 are segregated as collateral for initial margin requirements on open futures contracts.

    (q)  Non-income-producing security.

    (r)  Investment in affiliated exchange-traded fund.

    (s) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (t) Rate represents the money market fund annualized seven-day yield at May 31, 2019.

    (u) Effective June 3, 2019, UMBS Collateral, new BICS industry, replaces FNMA Collateral, former BICS industry.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in unaffiliated securities, at market value (including
      securities on loan of $33,500) (cost of $1,181,320)                                   $1,193,877
   Investments in affiliated underlying funds, at market value (cost of $2,636)                  2,187
   Cash                                                                                         11,567
   Cash denominated in foreign currencies (identified cost of $37)                                  28
   Receivables:
      Capital shares sold                                                                          922
      USAA Asset Management Company (Note 6)                                                       205
      Dividends and interest                                                                     2,857
      Securities sold                                                                            4,470
      Other                                                                                          9
                                                                                            ----------
         Total assets                                                                        1,216,122
                                                                                            ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                          34,434
      Securities purchased                                                                      15,348
      Capital shares redeemed                                                                      506
      Payable to broker                                                                            807
      Variation margin on futures contracts                                                        859
   Accrued management fees                                                                         588
   Accrued transfer agent's fees                                                                    70
   Other accrued expenses and payables                                                             136
                                                                                            ----------
         Total liabilities                                                                      52,748
                                                                                            ----------
            Net assets applicable to capital shares outstanding                             $1,163,374
                                                                                            ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                          $1,157,510
   Distributable earnings                                                                        5,864
                                                                                            ----------
            Net assets applicable to capital shares outstanding                             $1,163,374
                                                                                            ==========
   Capital shares outstanding, no par value                                                     82,468
                                                                                            ==========
   Net asset value, redemption price, and offering price per share                          $    14.11
                                                                                            ==========

See accompanying notes to financial statements.

================================================================================

42  | USAA CORNERSTONE MODERATE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income distributions from affiliated underlying funds                                   $       48
   Dividends                                                                                   19,367
   Interest                                                                                    16,225
   Securities lending (net)                                                                       404
                                                                                           ----------
      Total income                                                                             36,044
                                                                                           ----------
EXPENSES
   Management fees                                                                              6,856
   Administration and servicing fees                                                            1,743
   Transfer agent's fees                                                                        2,618
   Custody and accounting fees                                                                    275
   Postage                                                                                        132
   Shareholder reporting fees                                                                      63
   Trustees' fees                                                                                  37
   Registration fees                                                                               49
   Professional fees                                                                              105
   Other                                                                                           22
                                                                                           ----------
         Total expenses                                                                        11,900
   Expenses reimbursed                                                                           (285)
                                                                                           ----------
         Net expenses                                                                          11,615
                                                                                           ----------
NET INVESTMENT INCOME                                                                          24,429
                                                                                           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain (loss) on:.
      Investments                                                                               8,066
      Foreign currency transactions                                                                 9
      Futures transactions                                                                     (2,963)
   Change in net unrealized appreciation/(depreciation) of:
      Unaffiliated investments                                                                (26,829)
      Affiliated investments (Note 8)                                                            (356)
      Foreign currency translations.                                                               (1)
      Futures contracts                                                                        (1,584)
                                                                                           ----------
         Net realized and unrealized loss                                                     (23,658)
                                                                                           ----------
   Increase in net assets resulting from operations                                        $      771
                                                                                           ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------------------------------------

                                                                                     2019                 2018
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                       $   24,429           $   20,170
   Net realized gain on investments                                                 8,066               49,970
   Net realized gain on foreign currency transactions                                   9                  482
   Net realized gain on long-term capital gain
      distributions from other investment companies                                     -                   23
   Net realized gain (loss) on futures transactions                                (2,963)              12,503
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                 (27,185)             (19,375)
      Foreign currency translations                                                    (1)                 (54)
      Futures contracts                                                            (1,584)              (3,135)
                                                                               -------------------------------
      Increase in net assets resulting from operations                                771               60,584
                                                                               -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS                                                            (57,045)             (77,733)
                                                                               -------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                      126,718              154,614
   Reinvested dividends                                                            56,759               77,303
   Cost of shares redeemed                                                       (147,861)            (150,230)
                                                                               -------------------------------
      Increase in net assets from capital share transactions                       35,616               81,687
                                                                               -------------------------------
   Net increase (decrease) in net assets                                          (20,658)              64,538

NET ASSETS
   Beginning of year                                                            1,184,032            1,119,494
                                                                               -------------------------------
   End of year.                                                                $1,163,374           $1,184,032
                                                                               ===============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                      8,845               10,216
   Shares issued for dividends reinvested                                           4,109                5,165
   Shares redeemed                                                                (10,306)              (9,922)
                                                                               -------------------------------
      Increase in shares outstanding                                                2,648                5,459
                                                                               ===============================

See accompanying notes to financial statements.

================================================================================

44  | USAA CORNERSTONE MODERATE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Cornerstone Moderate Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek a high total return.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Holdings, a global investment management firm headquartered in Cleveland, Ohio (the Transaction), on July 1, 2019.

A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the
Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John
C. Walters, to serve as an Independent Trustee. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

A. SECURITY VALUATION- The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee),

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available

================================================================================

46  | USAA CORNERSTONE MODERATE FUND

================================================================================

        information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

        date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

48  | USAA CORNERSTONE MODERATE FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2019, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2019*
    (IN THOUSANDS)

                                            ASSET (LIABILITY) DERIVATIVES
--------------------------------------------------------------------------------------------------------
                              STATEMENT OF
     DERIVATIVES NOT          ASSETS AND                                           FOREIGN
     ACCOUNTED FOR AS         LIABILITIES    INTEREST RATE        EQUITY           EXCHANGE
     HEDGING INSTRUMENTS      LOCATION         CONTRACTS        CONTRACTS          CONTRACTS       TOTAL
--------------------------------------------------------------------------------------------------------
     USAA Cornerstone         Distributable
       Moderate Fund          earnings          $(870)**            $9**                $-        $(861)
--------------------------------------------------------------------------------------------------------

     * For open derivative instruments as of May 31, 2019, see the Portfolio of Investments, which also is indicative of activity for the year ended
       May 31, 2019.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2019 (IN THOUSANDS)

                                          NET REALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------
DERIVATIVES NOT          STATEMENT OF                                         FOREIGN
ACCOUNTED FOR AS         OPERATIONS        INTEREST RATE      EQUITY         EXCHANGE
HEDGING INSTRUMENTS      LOCATION            CONTRACTS       CONTRACTS       CONTRACTS        TOTAL
---------------------------------------------------------------------------------------------------
USAA Cornerstone         Net realized
  Moderate Fund          gain (loss)
                         on Futures
                         transactions         $(1,948)        $(1,015)           $-        $(2,963)
---------------------------------------------------------------------------------------------------

================================================================================

50  | USAA CORNERSTONE MODERATE FUND

================================================================================

                            NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
----------------------------------------------------------------------------------------------------
DERIVATIVES NOT           STATEMENT OF                                         FOREIGN
ACCOUNTED FOR AS          OPERATIONS         INTEREST RATE      EQUITY         EXCHANGE
HEDGING INSTRUMENTS       LOCATION             CONTRACTS       CONTRACTS       CONTRACTS       TOTAL
----------------------------------------------------------------------------------------------------
USAA Cornerstone          Change in net
  Moderate Fund           unrealized
                          appreciation/
                          (depreciation) of
                          Futures contracts      $(944)          $(640)            $-       $(1,584)
----------------------------------------------------------------------------------------------------

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

F. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can

================================================================================

52  | USAA CORNERSTONE MODERATE FUND

================================================================================

    take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended May 31, 2019, the Fund paid CAPCO facility fees of $9,000, which represents 1.4% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, REIT return of capital dividend, REIT capital gain dividend, non-REIT return of capital dividend, distribution re-designations additional adjustments and prior period adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease distributable earnings by less than $500 and increase paid in capital by less than $500. These reclassifications had no effect on net assets.

================================================================================

54  | USAA CORNERSTONE MODERATE FUND

================================================================================

The tax character of distributions paid during the years ended May 31, 2019, and 2018, was as follows:

                                                         2019                    2018
                                                      -----------------------------------
Ordinary income*                                      $34,450,000             $35,085,000
Long-term realized capital gains                       22,595,000              42,648,000
                                                      -----------             -----------
   Total distributions paid                           $57,045,000             $77,733,000
                                                      ===========             ===========

As of May 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

       >
Undistributed ordinary income*                                                $ 2,842,000
Accumulated capital and other losses                                           (5,660,000)
Unrealized appreciation of investments                                         10,368,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, non-REIT return of capital dividend, futures contracts marked-to-market, hybrid interest accrual adjustment and partnership basis adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended May 31, 2019, the Fund deferred to June 1, 2019, post October capital losses of $5,660,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

TAX BASIS OF INVESTMENTS - At May 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                         NET
                                                 GROSS              GROSS             UNREALIZED
                                               UNREALIZED         UNREALIZED         APPRECIATION/
FUND                          TAX COST        APPRECIATION       DEPRECIATION       (DEPRECIATION)
--------------------------------------------------------------------------------------------------
USAA Cornerstone
  Moderate Fund            $1,185,687,000     $45,162,000       $(34,785,000)        $10,377,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2019, were $922,617,000 and $923,719,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended May 31, 2019 were as follows:

PURCHASES                              SALES                            NET REALIZED GAIN (LOSS)
------------------------------------------------------------------------------------------------
$366,000                                 $-                                       $-

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to

================================================================================

56  | USAA CORNERSTONE MODERATE FUND

================================================================================

securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
      ON LOAN                  NON-CASH COLLATERAL               CASH COLLATERAL
--------------------------------------------------------------------------------
$33,500,000                           $-                         $34,434,000

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended May 31, 2019, the Fund had no subadviser(s).

The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.59% of the Fund's average daily net assets. For the year ended May 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $6,856,000.

In addition, the Fund invests in affiliated USAA exchange-traded fund(s) (ETFs). The Fund's management fee is reimbursed by the Manager to the extent of the indirect management fee incurred through the Fund's proportional investment in the affiliated ETF(s). For the year ended May 31, 2019, the Fund's management fee was reimbursed by the Manager in an amount of $6,000, of which less than $500 was receivable from the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

Manager. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average daily net assets for the fiscal year. For the year ended May 31, 2019, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,743,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2019, the Fund reimbursed the Manager $7,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2019, to limit the total annual operating expenses of the Fund to 1.00% of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2019, the Fund incurred reimbursable expenses of $285,000, of which $205,000 was receivable from the Manager, which includes affiliated ETF(s) management fee reimbursement expenses and receivables.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2019, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,618,000.

================================================================================

58  | USAA CORNERSTONE MODERATE FUND

================================================================================

PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(8) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the affiliated USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the affiliated USAA Funds' net assets. The affiliated funds' annual or semiannual reports may be viewed at usaa.com. At May 31, 2019, the Fund owned the following percentages of the total outstanding shares of each of USAA Funds:

AFFILIATED USAA FUND                                                           OWNERSHIP %
------------------------------------------------------------------------------------------
MSCI Emerging Markets Value
  Momentum Blend Index                                                              1.3

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the year ended May 31, 2019:

                                                                         CHANGE
                                                                         IN NET
($ IN 000S)                                 REALIZED     CAPITAL       UNREALIZED
AFFILIATED    PURCHASE   SALES    DIVIDEND    GAIN        GAIN        APPRECIATION/      MARKET VALUE
USAA FUND       COST    PROCEEDS   INCOME    (LOSS)   DISTRIBUTIONS   DEPRECIATION    5/31/18    5/31/19
--------------------------------------------------------------------------------------------------------
MSCI
  Emerging
  Markets Value
  Momentum
  Blend Index
  ETF           $569       $-       $48        $-           $-           $(356)        $1,974     $2,187

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019.

(10) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for

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60  | USAA CORNERSTONE MODERATE FUND

================================================================================

fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 became effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard has no significant impact on the financial statements and reporting disclosures of the Fund.

(11) SUBSEQUENT EVENT NOTE

As previously announced, and as discussed in Note 1 to the Financial Statements, effective July 1, 2019, AMCO, the prior investment adviser to the Fund, and SAS, the prior transfer agent to the Fund, were acquired by Victory Holdings. PLEASE SEE THE SUPPLEMENT DATED JULY 1, 2019 TO THE FUND'S PROSPECTUS FOR ADDITIONAL IMPORTANT INFORMATION.

Effective July 1, 2019, Victory Capital is the new investment adviser and administrator to the USAA Mutual Funds; SAS was renamed Victory Capital Transfer Agency, Inc. Victory Capital Advisers, Inc. is the new distributor to the USAA Mutual Funds; Citi Fund Services of Ohio, Inc. serves as sub-administrator and sub-fund accountant for the USAA Mutual Funds; and FIS Investor Services LLC serve as sub-transfer agent and dividend disbursing agent for the USAA Mutual Funds. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, under the investment advisory agreement with Victory Capital, which took effect on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020, and only performance beginning as of July 1, 2020, and thereafter will be utilized in calculating performance adjustments through June 30, 2020.

Effective July 1, 2019, the line of credit (as discussed in the Notes to the Financial Statements in this annual report) among the Trust, with respect to its Funds, and CAPCO terminated; the Trust, with respect to its Funds, along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2017 (the IFL Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each Fund to directly lend and borrow money to or from certain other affiliated Funds relying upon the IFL Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the IFL Order, by averaging the current repurchase agreement rate and the current bank loan rate.

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62  | USAA CORNERSTONE MODERATE FUND

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FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED MAY 31,
                                  ---------------------------------------------------------------------------
                                        2019            2018            2017            2016             2015
                                  ---------------------------------------------------------------------------
Net asset value at
  beginning of period             $    14.83      $    15.05      $    14.01      $    15.43       $    15.46
                                  ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .30             .26             .31             .39              .37
  Net realized and
    unrealized gain (loss)              (.31)            .55            1.06           (1.15)             .10
                                  ---------------------------------------------------------------------------
Total from investment
  operations                            (.01)            .81            1.37            (.76)             .47
                                  ---------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.29)           (.26)           (.33)           (.38)            (.38)
  Realized capital gains                (.42)           (.77)              -            (.28)            (.12)
                                  ---------------------------------------------------------------------------
Total distributions                     (.71)          (1.03)           (.33)           (.66)            (.50)
                                  ---------------------------------------------------------------------------
Net asset value at end
  of period                       $    14.11      $    14.83      $    15.05      $    14.01       $    15.43
                                  ===========================================================================
Total return (%)*                        .13            5.42            9.91           (4.89)            3.10
Net assets at end of
  period (000)                    $1,163,374      $1,184,032      $1,119,494      $1,057,659       $1,150,798
Ratios to average daily net
  assets:**
  Expenses (%)(a)                       1.00            1.00            1.00            1.00             1.00
  Expenses, excluding
    reimbursements (%)(a)               1.02            1.03            1.10            1.16             1.19
  Net investment income (%)             2.10            1.73            2.14            2.72             2.46
Portfolio turnover (%)                    81(c)           51              66              70(b)            44

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended May 31, 2019, average daily net assets were $1,162,164,000.

(a) Does not include acquired fund fees, if any.

(b) Reflects increased trading activity due to changes in asset allocation strategies.

(c) Reflects increased trading activity due to usage of quantitative investment strategies.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  63

================================================================================

EXPENSE EXAMPLE

May 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2018, through May 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

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64  | USAA CORNERSTONE MODERATE FUND

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                      BEGINNING                 ENDING                DURING PERIOD*
                                    ACCOUNT VALUE            ACCOUNT VALUE          DECEMBER 1, 2018 -
                                   DECEMBER 1, 2018          MAY 31, 2019              MAY 31, 2019
                                   -------------------------------------------------------------------
Actual                                $1,000.00                $1,030.00                   $5.06

Hypothetical
 (5% return before expenses)           1,000.00                 1,019.95                    5.04

*Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 3.00% for the six-month period of December 1, 2018, through May 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  65

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

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66  | USAA CORNERSTONE MODERATE FUND

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BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the then-most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

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68 | USAA CORNERSTONE MODERATE FUND

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FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

  o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

  o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

  o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

  o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

  o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment).

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

     For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

  o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

  o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

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70  | USAA CORNERSTONE MODERATE FUND

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  o  VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

  o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

  o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

  o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

  o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience,

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72  | USAA CORNERSTONE MODERATE FUND

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education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

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PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the
Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation

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74  | USAA CORNERSTONE MODERATE FUND

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agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly
(i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

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                                                     ADVISORY AGREEMENT(S) |  75
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THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS
GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

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FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board
considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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                                                     ADVISORY AGREEMENT(S) |  77
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FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information

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presented periodically throughout the previous year. The Board considered each
Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

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                                                     ADVISORY AGREEMENT(S) |  79
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SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser. At the 2018
15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

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ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND THE MANAGER)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the (i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting of the Board of Trustees (the Board) held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Upon the closing of the transaction, on behalf of the Fund, Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and the Manager will terminate and the new investment advisory agreement between the Trust and Victory Capital will go into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are included in this annual report.

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                                                     ADVISORY AGREEMENT(S) |  81
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Manager; and (iii) information about the Manager's operations and personnel.
Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance

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of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

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                                                     ADVISORY AGREEMENT(S) |  83
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EXPENSES AND PERFORMANCE - In connection with its consideration of the
Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the
"expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services - was below the median of its expense group and equal to the median of its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and equal to the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee. The Board also took into account management's discussion with respect to the Fund's expenses. The Board also considered that the Fund's management fee rate was reduced in October
2016. The Board also considered that the Fund's management fee was reduced further and that the performance fee component was eliminated in April 2017.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end

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investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2018. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance

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                                                     ADVISORY AGREEMENT(S) |  85
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and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the Board) of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information (SAI).

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  87
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In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

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and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  89
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JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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90  | USAA CORNERSTONE MODERATE FUND

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  91

================================================================================

of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as

================================================================================

92  | USAA CORNERSTONE MODERATE FUND

================================================================================

over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  93

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

================================================================================

94  | USAA CORNERSTONE MODERATE FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  95

================================================================================

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17); Senior Compliance Advisor, USAA Mutual Funds Trust (2010-2014).

THE FOLLOWING OFFICERS SERVED IN THEIR RESPECTIVE OFFICE UNTIL JULY 1, 2019, AT WHICH POINT EACH OF THE FOLLOWING OFFICERS RESIGNED FROM THEIR RESPECTIVE OFFICE AND NO LONGER SERVE IN THESE POSITIONS.

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-06/19); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-06/19); Head of Equities, Equity Investments, AMCO (01/12-present).

================================================================================

96  | USAA CORNERSTONE MODERATE FUND

================================================================================

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-06/19); Assistant Secretary, USAA ETF Trust (01/19-06/19); Senior Attorney, FASG General Counsel, USAA (09/17-06/19); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-06/19); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  97

================================================================================

AS OF JULY 1, 2019
TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1700
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the USAA AMCO's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and
(iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

===============================================================================

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26889-0719


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                    May 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Emerging Markets Fund

        FUND                     INSTITUTIONAL                    ADVISER
       SHARES                       SHARES                        SHARES
       USEMX                        UIEMX                          UAEMX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

"... LONG-TERM INVESTORS SHOULD NEVER MAKE
DECISIONS IN HASTE. THEY SHOULD MAKE                [PHOTO OF BROOKS ENGLEHARDT]
THOUGHTFUL DECISIONS BASED ON THEIR LONG-TERM
OBJECTIVES, TIME HORIZON, AND RISK TOLERANCE."

--------------------------------------------------------------------------------

JULY 2019

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc. (Victory Holdings), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). In connection with the Transaction, also as previous announced, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019; and Victory Capital became the investment adviser to each USAA Mutual Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION ABOUT CHANGES THAT TOOK EFFECT ON JULY 1, 2019.

Softening global economic conditions and escalating trade tensions rattled investors during the 12-month reporting period ended May 31, 2019. When the reporting period began in June 2018, the global economy was expanding across most regions and countries, led by the U.S. In this environment, stocks generally advanced. In the fixed income market, U.S. Treasury yields rose, as the U.S. Federal Reserve ("Fed") continued to tighten monetary policy.

Signs of trouble emerged during the summer of 2018. The U.S. economic expansion continued, but growth in a number of other economies, including some European countries and China, showed a weakening trend. By the autumn of 2018, investors' fears of a global economic slowdown, combined with harsh U.S.-China trade rhetoric and Brexit-related uncertainty in Europe, sparked a surge in market volatility. Global stocks dropped, with most of the decline occurring in December 2018. At the same time, intermediate- and longer-term yields fell, as investors anticipated a change in Fed monetary policy. Indeed, after having raised short-term interest rates four times during 2018, Fed officials announced in January 2019 that they would "pause," retreating from their earlier plan to raise interest rates in 2019. Stocks rallied in response and by April 2019 had recovered most of the ground they had lost. In May 2019, ongoing trade tensions between the United States and China, as well as President Trump administration's threat to impose tariffs on Mexico, drove a renewed decline in stock prices. In the fixed income market, concerns that trade disputes would seriously undermine global

================================================================================

================================================================================

economic growth pushed down intermediate- and longer-term yields, which ended the reporting period lower than they started. The yield on the 10-year U.S. Treasury note, which began June 2018 at 2.89%, rose to 3.24% on November 8, 2018--its high point of the period--and fell to 2.13% by May 31, 2019.

In the final months of the reporting period, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. A yield-curve inversion warrants attention because it has been a reliable recession indicator. Although recessions do not automatically follow inversions, a downward-sloped yield curve has preceded every U.S. recession since the 1960s. That said, the lag between an inversion and a recession has been inconsistent. At USAA Investments, A Victory Capital Investment Franchise, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years, with no clear pattern to provide useful guidance. And as I write to you, we see no recession on the horizon. First, the U.S. economy continues to grow, albeit at a slower pace than in 2018. Second, the Fed has made clear its commitment to pause its interest rate hikes, and there is a growing belief in the markets that policymakers may even cut interest rates in 2019. (In early June 2019, after the end of the reporting period, Fed Chair Jerome Powell stated that the U.S. central bank was monitoring the escalation in trade tensions and could potentially respond by cutting interest rates if U.S. economic conditions deteriorate.)

At USAA Investments, our team of portfolio managers will continue to monitor the financial markets, economic conditions, the global trade regime, Fed policy, the direction of longer-term interest rates, and other issues that have the potential to affect your investments. In the meantime, I would advise you to ignore media "noise" about such matters. Media "noise" is meant to provoke an emotional reaction, which can lead to hasty decision-making. In my opinion, long-term investors should never make decisions in haste. They should make thoughtful decisions based on their long-term objectives, time horizon, and risk tolerance. Dollar-cost averaging, in which you invest a set amount on a regular basis, is a strategy that can help you stay on track. Another effective strategy is diversification, which can potentially insulate a portfolio from market turbulence or changes in performance leadership.

If you would like to review your portfolio to confirm that it is properly aligned with your investment plan, please contact one of our financial advisors. You might want to make that call before the summer gets fully underway. When we are traveling and spending time with family and friends, it can be tempting to put off decisions on financial matters.

From all of us at USAA Investments, A Victory Capital Investment Franchise, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY                                                          1

INVESTMENT OVERVIEW                                                           5

SHAREHOLDER VOTING RESULTS                                                    9

FINANCIAL INFORMATION

    Distributions to Shareholders                                            10

    Report of Independent Registered
      Public Accounting Firm                                                 11

    Portfolio of Investments                                                 12

    Notes to Portfolio of Investments                                        22

    Financial Statements                                                     24

    Notes to Financial Statements                                            28

    Financial Highlights                                                     50

EXPENSE EXAMPLE                                                              53

ADVISORY AGREEMENT(S)                                                        55

TRUSTEES' AND OFFICERS' INFORMATION                                          78

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Lazard Asset Management LLC                    Brandes Investment Partners, L.P.

    JAI JACOB                                       *DOUGLAS C. EDMAN, CFA
    JAMES M. DONALD, CFA                            CHRISTOPHER J. GARRETT, CFA
    KEVIN O'HARE, CFA                               LOUIS Y. LAU, CFA
    STEPHEN MARRA, CFA                              MAURICIO ABADIA
                                                    GERARDO ZAMORANO, CFA
Victory Capital Management Inc.

    MARGARET LINDSAY
    TIFFANY KUO, CFA
    JOSHUA LINDLAND, CFA

--------------------------------------------------------------------------------

o PLEASE CHARACTERIZE THE PERFORMANCE OF EMERGING MARKETS DURING THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2019.

    During the reporting period, emerging market stocks experienced significant weakness, caused in part by the continuing strength of the U.S. dollar. Uncertainty regarding the future trade relationship between the United States and China also weighed on sentiment, as the period saw increasingly protectionist rhetoric and tariff increases. Eastern European and Latin American stocks generally reported positive performance for the period, while Asian stocks registered negative performance. In terms of individual countries, stocks in Turkey were hurt by the strong U.S. dollar and the unwillingness of Turkey's central bank to raise interest rates. Russian equities rose as crude oil prices recovered and Russia's economy strengthened. South African stocks were negatively impacted by strength in the U.S. dollar and a lackluster local economy. Within Latin America, the election of the conservative politician Jair Bolsonaro helped the Brazilian market rally, while the Mexican market fell during the reporting period, as decisions

    *Effective December 31, 2018, Douglas C. Edman retired.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    implemented by the new president were perceived as unfriendly to business interests. In India, Prime Minister Modi's overwhelming reelection supported stock performance. In Asia, trade issues pressured currencies and markets during the second half of the reporting period, most notably in China but also in Korea and Taiwan, which were negatively affected by weakness in semiconductor prices. In terms of market sectors, energy, financials, and utilities stocks led performance, while communication services, consumer discretionary, information technology, and health care issues significantly lagged the benchmark.

o HOW DID THE USAA EMERGING MARKETS FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2019, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of -7.86%, -7.64%, and -8.07%, respectively. This compares to returns of -8.70% for the MSCI Emerging Markets Index and -7.37% for the Lipper Emerging Markets Fund Index.

    Effective July 1, 2019, Victory Capital serves as the Fund's investment adviser. Prior to July 1, 2019, AMCO served as the Fund's investment adviser. As the investment adviser, AMCO employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Brandes Investment Partners L.P. ("Brandes"), Lazard Asset Management LLC ("Lazard"), and Victory Capital are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

    Refer to the Portfolio of Investments for a complete list of securities.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA EMERGING MARKETS FUND

================================================================================

o   HOW DID BRANDES' PORTION OF THE FUND PERFORM?

    For the reporting period, Brandes' portion of the Fund outperformed the benchmark. Holdings in the oil, gas & consumable fuels, wireless telecommunication services, and food & staples retailing industries contributed to relative return. A lack of exposure to the interactive media & services industry also added to performance. Conversely, holdings in multi-line retail, IT services, and construction materials detracted from the Fund's performance. From a country perspective, Brandes' performance benefited from stock selection in Russia, South Korea, and Indonesia, as well as a significant underweight position in China and an overweight position in Brazil. Allocations to Turkey, India, and Hong Kong weighed on performance. At a company level, top contributors included Brazilian oil and gas company Petroleo Brasileiro S.A. Preference Shares, Russian oil and gas company Gazprom PJSC, Bank Rakyat Indonesia (Persero) Tbk PT, and Chinese apparel manufacturer Bosideng International Holdings Ltd.* Individual detractors included Hong Kong-based retailer Lifestyle International Holdings Ltd., Mexican building materials company Cemex S.A.B. de C.V. ADR, and Turkish real estate developer Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.

o   HOW DID LAZARD'S PORTION OF THE FUND PERFORM?

    For the reporting period, Lazard's portion of the Fund outperformed the benchmark. On a sector basis, stock selection within the communication services, consumer discretionary, consumer staples, and financials sectors contributed to performance, as did underweight position in the to consumer discretionary and health care sectors. Conversely, stock selection within the health care, information technology, and materials sectors, as well as an overweight position in the information technology sectors, detracted from returns. On a country basis, stock selection in China, India, Indonesia, and Korea, added value, along with an

    *Bosideng International Holdings Ltd. was sold out of the Fund prior to May 31, 2019.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    overweight positions in Russia. In contrast, stock selection in Russia and Taiwan detracted from the Fund's performance during the reporting period, as did an underweight to Qatar, overweight positions in Turkey and Argentina, and non-benchmark holdings in Canada.

o   HOW DID VICTORY CAPITAL'S PORTION OF THE FUND PERFORM?

    During the reporting period, Victory Capital's portion of the Fund underperformed the benchmark. By sector, positioning in the technology services and consumer durables sectors contributed most to relative return, while holdings in the electronic technology, non-energy minerals, and utilities sectors lagged. On a regional basis, relative performance was strongest within Latin America and Africa, most notably selections in Brazil, Argentina, and South Africa. The Fund's positioning within India, South Korea, Taiwan, and Thailand weighed most heavily on performance. On an individual stock level, positive contributions to relative performance were led by Linx S.A., a retail software manager in Brazil, and Yihai International Holding Ltd., a condiments maker in Hong Kong. The largest individual detractor from the Fund's performance was the Indian lingerie manufacturer Ashapura Intimates Fashion Ltd.* Other notable detractors included Samwha Capacitor*, a semiconductor component manufacturer, and Matahari Department Store*, which operates in Indonesia.

    Thank you for allowing us to help you manage your investments.

    *Ashapura Intimates Fashion Ltd, Samwha Capacitor, and Matahari Department Store were sold out of the Fund prior to May 31, 2019.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

4  | USAA EMERGING MARKETS FUND

================================================================================

INVESTMENT OVERVIEW

               o AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 o

-------------------------------------------------------------------------------------------------------
                                                                                  SINCE       INCEPTION
                                        1 YEAR       5 YEAR       10 YEAR       INCEPTION*       DATE
-------------------------------------------------------------------------------------------------------
Fund Shares                             -7.86%       -0.16%        2.95%            -             -
Institutional Shares                    -7.64%        0.07%        3.25%
Adviser Shares                          -8.07%       -0.38%                      -0.33%        8/01/10
MSCI Emerging Markets
  Index** (reflects no deduction
  for fees, expenses, or taxes)         -8.70%        1.79%        5.03%            -             -
Lipper Emerging Markets Funds
  Index*** (reflects no deduction
  for fees, expenses, or taxes)         -7.37%        1.83%        5.57%            -             -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

***The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the Lipper Emerging Markets Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      LIPPER EMERGING                                      USAA EMERGING
                       MARKETS FUNDS              MSCI EMERGING             MARKETS FUND
                          INDEX                   MARKETS INDEX                SHARES
05/31/09                $10,000.00                 $10,000.00                $10,000.00
06/30/09                  9,881.76                   9,865.30                  9,827.00
07/31/09                 11,024.78                  10,974.62                 10,951.00
08/31/09                 11,069.37                  10,935.35                 10,985.00
09/30/09                 12,057.76                  11,927.95                 12,033.00
10/31/09                 11,911.30                  11,942.71                 11,901.00
11/30/09                 12,564.17                  12,455.69                 12,519.00
12/31/09                 13,006.55                  12,947.60                 12,957.00
01/31/10                 12,279.08                  12,225.49                 12,252.00
02/28/10                 12,382.94                  12,268.49                 12,336.00
03/31/10                 13,407.69                  13,258.98                 13,320.00
04/30/10                 13,503.37                  13,419.62                 13,369.00
05/31/10                 12,229.87                  12,239.26                 12,000.00
06/30/10                 12,234.69                  12,149.31                 11,973.00
07/31/10                 13,376.17                  13,161.04                 13,103.00
08/31/10                 13,115.94                  12,905.45                 12,775.00
09/30/10                 14,602.27                  14,339.60                 14,179.00
10/31/10                 15,054.30                  14,755.97                 14,514.00
11/30/10                 14,672.91                  14,366.44                 14,199.00
12/31/10                 15,626.48                  15,391.62                 15,188.00
01/31/11                 15,121.73                  14,974.05                 14,696.00
02/28/11                 14,980.95                  14,834.40                 14,513.00
03/31/11                 15,757.14                  15,706.59                 15,244.00
04/30/11                 16,323.33                  16,193.79                 15,630.00
05/31/11                 15,893.68                  15,769.03                 15,153.00
06/30/11                 15,687.17                  15,526.46                 14,886.00
07/31/11                 15,658.26                  15,457.51                 14,710.00
08/31/11                 14,372.07                  14,076.16                 13,312.00
09/30/11                 12,137.80                  12,023.93                 11,120.00
10/31/11                 13,626.33                  13,616.57                 12,497.00
11/30/11                 13,179.51                  12,709.10                 12,076.00
12/31/11                 12,755.21                  12,555.92                 11,575.00
01/31/12                 14,092.56                  13,980.08                 12,961.00
02/29/12                 14,931.85                  14,817.50                 13,636.00
03/31/12                 14,611.70                  14,322.89                 13,020.00
04/30/12                 14,432.57                  14,151.70                 12,785.00
05/31/12                 12,869.87                  12,564.66                 11,333.00
06/30/12                 13,466.13                  13,049.60                 11,809.00
07/31/12                 13,595.18                  13,304.17                 11,905.00
08/31/12                 13,690.97                  13,259.86                 11,890.00
09/30/12                 14,410.90                  14,059.99                 12,616.00
10/31/12                 14,370.64                  13,974.62                 12,360.00
11/30/12                 14,530.55                  14,152.05                 12,330.00
12/31/12                 15,319.75                  14,844.02                 13,034.00
01/31/13                 15,541.39                  15,048.68                 13,264.00
02/28/13                 15,395.25                  14,859.62                 13,315.00
03/31/13                 15,232.96                  14,603.68                 13,049.00
04/30/13                 15,450.21                  14,713.74                 13,116.00
05/31/13                 15,053.06                  14,336.25                 12,894.00
06/30/13                 14,093.02                  13,423.64                 11,962.00
07/31/13                 14,316.80                  13,563.88                 12,132.00
08/31/13                 13,853.81                  13,330.90                 11,807.00
09/30/13                 14,853.32                  14,197.80                 12,687.00
10/31/13                 15,500.13                  14,887.59                 13,241.00
11/30/13                 15,242.18                  14,669.89                 13,116.00
12/31/13                 15,122.08                  14,457.80                 12,985.00
01/31/14                 14,105.39                  13,518.98                 12,003.00
02/28/14                 14,622.54                  13,966.80                 12,345.00
03/31/14                 15,056.74                  14,395.53                 12,806.00
04/30/14                 15,154.47                  14,443.60                 12,806.00
05/31/14                 15,711.16                  14,947.78                 13,483.00
06/30/14                 16,109.85                  15,344.92                 13,839.00
07/31/14                 16,213.70                  15,641.64                 13,832.00
08/31/14                 16,661.82                  15,994.12                 14,196.00
09/30/14                 15,535.66                  14,808.62                 13,037.00
10/31/14                 15,685.57                  14,983.21                 13,260.00
11/30/14                 15,535.78                  14,824.75                 13,007.00
12/31/14                 14,720.03                  14,141.52                 12,063.00
01/31/15                 14,777.72                  14,226.30                 11,934.00
02/28/15                 15,198.72                  14,666.79                 12,130.00
03/31/15                 14,874.92                  14,458.22                 11,881.00
04/30/15                 15,796.73                  15,570.25                 12,749.00
05/31/15                 15,324.70                  14,946.72                 12,425.00
06/30/15                 14,973.45                  14,558.56                 12,198.00
07/31/15                 14,133.05                  13,549.37                 11,481.00
08/31/15                 12,849.68                  12,323.86                 10,432.00
09/30/15                 12,471.51                  11,953.14                 10,107.00
10/31/15                 13,291.93                  12,805.77                 10,870.00
11/30/15                 12,925.51                  12,306.25                 10,681.00
12/31/15                 12,586.31                  12,031.92                 10,359.00
01/31/16                 11,925.65                  11,251.38                 9,849.00
02/29/16                 11,835.34                  11,232.96                 9,720.00
03/31/16                 13,299.10                  12,719.38                 10,892.00
04/30/16                 13,506.97                  12,788.52                 11,166.00
05/31/16                 13,088.31                  12,311.46                 10,831.00
06/30/16                 13,678.14                  12,803.52                 11,303.00
07/31/16                 14,350.42                  13,447.83                 11,752.00
08/31/16                 14,571.64                  13,782.03                 12,026.00
09/30/16                 14,797.69                  13,959.26                 12,231.00
10/31/16                 14,786.97                  13,992.54                 12,216.00
11/30/16                 14,057.46                  13,348.44                 11,615.00
12/31/16                 14,109.78                  13,377.92                 11,626.00
01/31/17                 14,940.85                  14,110.00                 12,294.00
02/28/17                 15,373.58                  14,541.94                 12,540.00
03/31/17                 15,869.91                  14,909.03                 13,031.00
04/30/17                 16,215.96                  15,235.42                 13,400.00
05/31/17                 16,602.20                  15,685.84                 13,515.00
06/30/17                 16,745.24                  15,843.77                 13,584.00
07/31/17                 17,623.75                  16,788.19                 14,398.00
08/31/17                 18,021.04                  17,162.68                 14,767.00
09/30/17                 17,965.48                  17,094.43                 14,813.00
10/31/17                 18,421.80                  17,693.69                 15,051.00
11/30/17                 18,467.46                  17,729.20                 15,012.00
12/31/17                 19,126.60                  18,365.62                 15,496.00
01/31/18                 20,601.30                  19,896.35                 16,474.00
02/28/18                 19,666.87                  18,978.73                 15,827.00
03/31/18                 19,521.05                  18,625.86                 15,542.00
04/30/18                 19,161.28                  18,543.45                 15,126.00
05/31/18                 18,570.80                  17,886.38                 14,517.00
06/30/18                 17,796.41                  17,143.24                 13,908.00
07/31/18                 18,219.34                  17,519.85                 14,232.00
08/31/18                 17,595.01                  17,046.11                 13,616.00
09/30/18                 17,442.18                  16,955.66                 13,438.00
10/31/18                 16,017.54                  15,479.10                 12,421.00
11/30/18                 16,692.90                  16,117.01                 12,914.00
12/31/18                 16,193.20                  15,690.03                 12,416.00
01/31/19                 17,673.53                  17,063.82                 13,813.00
02/28/19                 17,709.52                  17,102.18                 13,883.00
03/31/19                 17,947.94                  17,245.70                 13,953.00
04/30/19                 18,357.36                  17,608.78                 14,218.00
05/31/19                 17,202.97                  16,331.04                 13,376.00

                                   [END CHART]

                       Data from 5/31/09 through 5/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Emerging Markets Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA EMERGING MARKETS FUND

================================================================================

                           TOP 10 INDUSTRIES - 5/31/19
                                (% of Net Assets)

Banks ...................................................................  18.8%
Semiconductors ..........................................................   7.7%
Internet ................................................................   6.4%
Oil & Gas ...............................................................   6.0%
Software ................................................................   5.4%
Telecommunications ......................................................   5.0%
Commercial Services .....................................................   3.0%
Building Materials ......................................................   2.0%
Insurance ...............................................................   1.9%
Engineering & Construction ..............................................   1.9%

                      o TOP 10 EQUITY HOLDINGS - 5/31/19 o
                                (% of Net Assets)

iShares MSCI Emerging Markets ETF ........................................  4.5%
Samsung Electronics Co. Ltd. .............................................  3.1%
NetEase, Inc. ADR ........................................................  2.7%
Sberbank of Russia PJSC ..................................................  2.4%
ICICI Bank Ltd. ADR ......................................................  1.9%
China Construction Bank Corp. "H" ........................................  1.9%
Axis Bank Ltd. GDR .......................................................  1.7%
Ping An Insurance Group Co. of China Ltd. "H" ............................  1.7%
Bank Rakyat Indonesia (Persero) Tbk PT ...................................  1.5%
Alibaba Group Holding Ltd. ADR ...........................................  1.4%

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from Fund's compliance classification.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o COUNTRY ALLOCATION - 5/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF COUNTRY ALLOCATION]

CHINA                                                                      20.2%
SOUTH KOREA                                                                11.0%
INDIA                                                                       9.5%
BRAZIL                                                                      8.4%
RUSSIA                                                                      7.2%
TAIWAN                                                                      5.3%
INDONESIA                                                                   3.9%
MEXICO                                                                      3.3%
OTHER*                                                                     28.7%

                                   [END CHART]

*Includes countries with less than 3.0% of portfolio, money market instruments and short-term investment purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

8  | USAA EMERGING MARKETS FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust (Trust). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders. The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for the all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund and Victory Capital, an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby AMCO was acquired by Victory Holdings, the parent company of Victory Capital.

                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
   FOR                                 AGAINST                           ABSTAIN
--------------------------------------------------------------------------------
40,182,344                            1,256,829                          819,116

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested trustee" as defined in the Investment Company Act of 1940, as amended (1940
Act); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                              NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                              FOR                         VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown                   8,299,565,565                      820,887,736
John C. Walters                  8,317,935,885                      802,517,416

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2019:

FOREIGN TAXES               FOREIGN SOURCE           QUALIFIED INTEREST
   PAID(1)                      INCOME                     INCOME
------------------------------------------------------------------------
 $2,440,000                  $24,073,000                  $258,000
------------------------------------------------------------------------

(1)The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA EMERGING MARKETS FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA EMERGING MARKETS FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Emerging Markets Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 23, 2019

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2019

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES        SECURITY                                                                               (000)
-------------------------------------------------------------------------------------------------------------
                 EQUITY SECURITIES (88.9%)

                 COMMON STOCKS (82.6%)

                 BASIC MATERIALS (1.2%)
                 ----------------------
                 IRON/STEEL (0.2%)
        10,859   POSCO(a)                                                                            $  2,157
                                                                                                     --------
                 MINING (1.0%)
       532,424   First Quantum Minerals Ltd.                                                            3,876
     1,222,500   Grupo Mexico S.A.B. de C.V. "B"                                                        3,044
        85,306   NAC Kazatomprom JSC GDR(b),(c)                                                         1,301
                                                                                                     --------
                                                                                                        8,221
                                                                                                     --------
                 Total Basic Materials                                                                 10,378
                                                                                                     --------
                 COMMUNICATIONS (11.3%)
                 ----------------------
                 INTERNET (6.4%)
        77,667   Alibaba Group Holding Ltd. ADR(c)                                                     11,593
        93,200   Autohome, Inc. ADR(c)                                                                  8,006
        48,219   Baidu, Inc. ADR(c)                                                                     5,304
        18,133   NCSoft Corp.(a)                                                                        7,256
       261,500   Tencent Holdings Ltd.(a)                                                              10,845
       279,300   Yandex N.V. "A"(c)                                                                    10,032
                                                                                                     --------
                                                                                                       53,036
                                                                                                     --------
                 TELECOMMUNICATIONS (4.9%)
       255,636   America Movil S.A.B. de C.V. ADR "L"                                                   3,586
       446,600   China Mobile Ltd.(a)                                                                   3,899
       130,070   China Mobile Ltd. ADR                                                                  5,700
       137,607   Empresa Nacional de Telecomunicaciones S.A.                                            1,313
        54,696   Hellenic Telecommunications Organization S.A.(a)                                         748
       874,804   Magyar Telekom Telecommunications plc(a)                                               1,250
       338,294   Megacable Holdings S.A.B. de C.V.                                                      1,396
       662,500   Mobile TeleSystems PJSC ADR                                                            5,181
       568,486   Mobile TeleSystems PJSC(b)                                                             2,226
     4,950,200   Oi S.A.(c)                                                                             1,854
       124,570   PLDT, Inc. ADR                                                                         3,152
       222,932   Sistema PJSCFC GDR(d)                                                                    613
        57,300   Telefonica Brasil S.A. Preference Shares                                                 702

================================================================================

12  | USAA EMERGING MARKETS FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES        SECURITY                                                                               (000)
-------------------------------------------------------------------------------------------------------------
       220,200   Telekomunikasi Indonesia (Persero) Tbk PT ADR                                       $  5,939
    17,716,562   XL Axiata Tbk PT(a),(c)                                                                3,546
                                                                                                     --------
                                                                                                       41,105
                                                                                                     --------
                 Total Communications                                                                  94,141
                                                                                                     --------
                 CONSUMER, CYCLICAL (4.8%)
                 -------------------------
                 AIRLINES (0.3%)
        26,908   Copa Holdings S.A. "A"                                                                 2,411
                                                                                                     --------
                 APPAREL (0.4%)
       127,000   Eclat Textile Co. Ltd.(a)                                                              1,639
        43,388   Handsome Co. Ltd.(a)                                                                   1,492
                                                                                                     --------
                                                                                                        3,131
                                                                                                     --------
                 AUTO MANUFACTURERS (0.5%)
     2,508,000   Dongfeng Motor Group Co. Ltd. "H"(a)                                                   2,062
        73,331   Kia Motors Corp.(a)                                                                    2,419
                                                                                                     --------
                                                                                                        4,481
                                                                                                     --------
                 AUTO PARTS & EQUIPMENT (1.1%)
         27,800  China Yuchai International Ltd.                                                          387
         49,256  Hyundai Mobis Co. Ltd.(a)                                                              8,957
                                                                                                     --------
                                                                                                        9,344
                                                                                                     --------
                 ENTERTAINMENT (0.2%)
     2,147,800   Major Cineplex Group PCL NVDR(a)                                                       1,954
                                                                                                     --------
                 LEISURE TIME (0.7%)
       143,617   Bajaj Auto Ltd.(a)                                                                     6,022
                                                                                                     --------
                 LODGING (0.3%)
     1,872,900   Genting Berhad(a)                                                                      2,855
                                                                                                     --------
                 RETAIL (1.2%)
       973,000   Lifestyle International Holdings Ltd.(a)                                               1,422
       481,000   Luk Fook Holdings International Ltd.(a)                                                1,541
       164,000   Poya International Co. Ltd.(a)                                                         1,933
       720,500   Shanghai Pharmaceuticals Holding Co. Ltd. "H"(a)                                       1,420
         8,004   Shinsegae International, Inc.(a)                                                       1,786
     4,722,700   Wilcon Depot, Inc.(a)                                                                  1,537
                                                                                                     --------
                                                                                                        9,639
                                                                                                     --------
                 TEXTILES (0.1%)
     1,769,000   Weiqiao Textile Co. "H"(a)                                                               618
                                                                                                     --------
                 Total Consumer, Cyclical                                                              40,455
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES        SECURITY                                                                               (000)
-------------------------------------------------------------------------------------------------------------
                 CONSUMER, NON-CYCLICAL (9.0%)
                 -----------------------------
                 AGRICULTURE (1.0%)
       329,169   Adecoagro S.A.(c)                                                                   $  2,189
        24,615   Astral Foods Ltd.(a)                                                                     280
        74,313   KT&G Corp.(a)                                                                          6,298
                                                                                                     --------
                                                                                                        8,767
                                                                                                     --------
                 BEVERAGES (1.7%)
       973,100   Ambev S.A. ADR                                                                         4,350
       109,910   Distell Group Holdings Ltd.(a)                                                           967
         9,790   Lotte Chilsung Beverage Co. Ltd.(a)                                                    1,406
       435,294   Radico Khaitan Ltd.(a)                                                                 2,107
       349,095   Wuliangye Yibin Co. Ltd. "A"(a)                                                        5,101
                                                                                                     --------
                                                                                                       13,931
                                                                                                     --------
                 BIOTECHNOLOGY (0.2%)
        32,089   OliX Pharmaceuticals, Inc.(a),(c)                                                      1,571
                                                                                                     --------
                 COMMERCIAL SERVICES (3.0%)
     1,640,420   CCR S.A.                                                                               5,590
       485,500   Cielo S.A.                                                                               829
     1,497,565   Cielo S.A. ADR                                                                         2,306
       373,000   Estacio Participacoes S.A.                                                             2,800
     2,808,000   Huifu Payment Ltd.(a),(c),(e),(f)                                                      1,482
     1,846,209   ITE Group plc(a)                                                                       1,832
       516,700   Kroton Educacional S.A.                                                                1,362
       221,900   Localiza Rent a Car S.A.                                                               2,151
       684,281   Prosegur Cash S.A.(a),(e)                                                              1,284
        89,079   QIWI plc ADR                                                                           1,498
        13,833   S-1 Corp.(a)                                                                           1,113
       134,125   StoneCo Ltd. "A"(c)                                                                    3,380
                                                                                                     --------
                                                                                                       25,627
                                                                                                     --------
                 FOOD (1.4%)
         8,047   Binggrae Co. Ltd.(a)                                                                     489
        86,425   Cia Brasileira de Distribuicao Preference Shares                                       1,921
       186,196   Cosan Ltd. "A"                                                                         2,352
     3,428,000   First Pacific Co. Ltd.(a)                                                              1,387
       821,494   Marfrig Global Foods S.A.(c)                                                           1,430
        60,939   X5 Retail Group N.V. GDR(a)                                                            1,791
        16,139   X5 Retail Group N.V. GDR                                                                 475
       354,000   Yihai International Holding Ltd.(a)                                                    1,738
                                                                                                     --------
                                                                                                       11,583
                                                                                                     --------

================================================================================

14  | USAA EMERGING MARKETS FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES        SECURITY                                                                               (000)
-------------------------------------------------------------------------------------------------------------
                 HEALTHCARE-SERVICES (0.3%)
     2,595,000   Genertec Universal Medical Group Co. Ltd.(a)                                        $  1,964
       105,400   Hapvida Participacoes e Investimentos S.A.                                               988
                                                                                                     --------
                                                                                                        2,952
                                                                                                     --------
                 HOUSEHOLD PRODUCTS/WARES (0.6%)
     2,671,000   Kimberly-Clark de Mexico S.A.B. de C.V. "A"(c)                                         4,817
                                                                                                     --------
                 PHARMACEUTICALS (0.8%)
     1,673,000   China Animal Healthcare Ltd.(b),(c),(d),(g)                                               56
     1,818,000   Lee's Pharmaceutical Holdings Ltd.(a)                                                  1,199
        37,279   NeoPharm Co. Ltd.(a)                                                                   1,597
       383,055   Suven Life Sciences Ltd.(a)                                                            1,497
       132,447   TCI Co. Ltd.(a)                                                                        2,094
                                                                                                     --------
                                                                                                        6,443
                                                                                                     --------
                 Total Consumer, Non-cyclical                                                          75,691
                                                                                                     --------
                 DIVERSIFIED (0.7%)
                 ------------------
                 HOLDING COMPANIES-DIVERSIFIED (0.7%)
       399,380   KOC Holding A.S. ADR                                                                   5,472
                                                                                                     --------
                 ENERGY (6.6%)
                 -------------
                 COAL (0.7%)
     3,059,500   China Shenhua Energy Co. Ltd. "H"(a)                                                   6,271
                                                                                                     --------
                 OIL & GAS (5.7%)
     4,133,000   CNOOC Ltd.(a)                                                                          6,719
       955,068   Gazprom PJSC ADR(a)                                                                    6,242
       233,100   Gazprom PJSC ADR                                                                       1,515
        69,954   Gazprom PJSC(b)                                                                          230
       101,760   LUKOIL PJSC ADR                                                                        8,113
       323,700   Petroleo Brasileiro S.A. Preference Shares                                             2,108
       567,023   Reliance Industries Ltd.(a)                                                           10,825
     1,365,238   Vivo Energy plc(a)                                                                     2,180
       641,026   YPF S.A. ADR                                                                           9,506
                                                                                                     --------
                                                                                                       47,438
                                                                                                     --------
                 OIL & GAS SERVICES (0.2%)
    10,244,000   Anton Oilfield Services Group(a)                                                       1,301
                                                                                                     --------
                 Total Energy                                                                          55,010
                                                                                                     --------
                 FINANCIAL (23.3%)
                 -----------------
                 BANKS (18.8%)
       102,864   Absa Group Ltd.(a)                                                                     1,192
       963,823   Akbank T.A.S.(a),(c)                                                                     987

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES        SECURITY                                                                               (000)
-------------------------------------------------------------------------------------------------------------
       247,978   Axis Bank Ltd. GDR(a),(c)                                                           $ 14,370
       863,432   Banco Bradesco S.A. ADR                                                                8,082
       679,833   Banco del Bajio S.A.                                                                   1,314
       777,795   Banco do Brasil S.A.                                                                  10,278
       242,976   Bancolombia S.A. ADR                                                                  11,413
       197,100   Bangkok Bank PCL NVDR(a)                                                               1,224
    14,907,290   Bank Mandiri (Persero) Tbk PT(a)                                                       8,001
    44,466,500   Bank Rakyat Indonesia (Persero) Tbk PT(a)                                             12,758
    11,343,500   Bank Tabungan Pensiunan Nasional Syariah Tbk PT(a),(c)                                 2,265
       281,733   BRAC Bank Ltd.(a),(c),(d)                                                                215
    19,679,000   China Construction Bank Corp. "H"(a)                                                  15,528
       590,500   China Merchants Bank Co. Ltd. "H"(a)                                                   2,834
     1,210,142   Commercial International Bank Egypt SAE GDR(a)                                         4,889
        42,893   Erste Group Bank AG(a),(c)                                                             1,520
       213,218   Grupo Aval Acciones y Valores S.A. ADR                                                 1,478
     1,817,902   Grupo Aval Acciones y Valores S.A. Preference Shares                                     632
       286,625   Grupo Supervielle S.A. ADR(f)                                                          1,674
     1,362,520   ICICI Bank Ltd. ADR                                                                   16,350
       212,799   Nova Ljubljanska Banka dd GDR(b),(c),(e)                                               2,900
        13,322   Nova Ljubljanska Banka dd GDR(a),(c)                                                     182
       149,617   OTP Bank Nyrt(a)                                                                       6,243
       167,725   RBL Bank Ltd.(a)                                                                       1,653
     5,589,642   Sberbank of Russia PJSC(b)                                                            19,911
       420,600   Siam Commercial Bank PCL(b)                                                            1,722
       466,422   Standard Bank Group Ltd.(a)                                                            6,356
        54,811   TBC Bank Group plc(a)                                                                  1,126
       219,055   Turkiye Garanti Bankasi A.S.(a)                                                          298
                                                                                                     --------
                                                                                                      157,395
                                                                                                     --------
                 DIVERSIFIED FINANCIAL SERVICES (1.0%)
      366,920    Chailease Holding Co. Ltd.(a)                                                          1,345
       25,200    Pagseguro Digital Ltd. "A"(c)                                                            807
      175,028    Shinhan Financial Group Co. Ltd.(a)                                                    6,534
                                                                                                     --------
                                                                                                        8,686
                                                                                                     --------
                 INSURANCE (1.9%)
       246,401   Hanwha Life Insurance Co. Ltd.(a)                                                        663
       161,299   Korean Reinsurance Co.(a)                                                              1,136
     1,282,500   Ping An Insurance Group Co. of China Ltd. "H"(a)                                      14,119
                                                                                                     --------
                                                                                                       15,918
                                                                                                     --------
                 REAL ESTATE (0.7%)
     1,154,574   Corp. Inmobiliaria Vesta S.A.B. de C.V.                                                1,641
     4,325,204   Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.(a)                                        846

================================================================================

16  | USAA EMERGING MARKETS FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES        SECURITY                                                                               (000)
-------------------------------------------------------------------------------------------------------------
       795,900   LPS Brasil Consultoria de Imoveis S.A.(c)                                           $    821
    19,426,800   Megaworld Corp.(a)                                                                     2,199
                                                                                                     --------
                                                                                                        5,507
                                                                                                     --------
                 REITS (0.9%)
     2,045,994   Fibra Uno Administracion S.A. de C.V.                                                  2,617
     2,509,910   Macquarie Mexico Real Estate Management S.A. de C.V.(c),(e)                            2,625
     1,727,779   PLA Administradora Industria S de RL de C.V.                                           2,644
                                                                                                     --------
                                                                                                        7,886
                                                                                                     --------
                 Total Financial                                                                      195,392
                                                                                                     --------
                 GOVERNMENT (0.4%)
                 -----------------
                 MULTI-NATIONAL (0.4%)
       157,861   Banco Latinoamericano de Comercio Exterior S.A. "E"                                    3,149
                                                                                                     --------
                 INDUSTRIAL (9.6%)
                 -----------------
                 AEROSPACE/DEFENSE (0.6%)
       268,184   Embraer S.A. ADR                                                                       5,157
                                                                                                     --------
                 BUILDING MATERIALS (2.0%)
       951,000   Anhui Conch Cement Co. Ltd. "H"(a)                                                     5,537
       910,106   Cemex S.A.B. de C.V. ADR(c)                                                            3,750
     1,583,900   Duratex S.A.                                                                           4,254
     1,878,525   Star Cement Ltd.(a)                                                                    3,246
     1,496,390   Urbi Desarrollos Urbanos S.A.B. de C.V.(c)                                                75
                                                                                                     --------
                                                                                                       16,862
                                                                                                     --------
                 ELECTRONICS (0.8%)
       202,516   Flex Ltd.(c)                                                                           1,811
       818,181   Hon Hai Precision Industry Co. Ltd. GDR(a)                                             3,835
        96,070   WiSoL Co. Ltd.(a)                                                                      1,416
                                                                                                     --------
                                                                                                        7,062
                                                                                                     --------
                 ENGINEERING & CONSTRUCTION (1.9%)
     9,628,538   China State Construction International Holdings Ltd.(a)                                9,839
       300,603   Gayatri Projects Ltd.(a),(c)                                                             784
       800,523   HG Infra Engineering Ltd.(a)                                                           3,466
     5,420,000   Jasmine Broadband Internet Infrastructure Fund(b)                                      1,746
                                                                                                     --------
                                                                                                       15,835
                                                                                                     --------
                 ENVIRONMENTAL CONTROL (0.6%)
     1,469,930   Focused Photonics Hangzhou, Inc. "A"(a)                                                4,701
                                                                                                     --------
                 HAND/MACHINE TOOLS (1.0%)
     1,294,500   Techtronic Industries Co. Ltd.(a)                                                      8,231
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES        SECURITY                                                                               (000)
-------------------------------------------------------------------------------------------------------------
                 MACHINERY-CONSTRUCTION & MINING (0.1%)
     1,473,473   Ferreycorp SAA                                                                      $    946
                                                                                                     --------
                 MISCELLANEOUS MANUFACTURERS (1.6%)
     1,862,000   China Railway Signal & Communication Corp. Ltd. "H"(a)                                 1,222
        49,406   Largan Precision Co. Ltd.(a)                                                           5,861
        43,114   POSCO Chemtech Co. Ltd.(a)                                                             1,963
       762,700   Zhuzhou CRRC Times Electric Co. Ltd. "H"(a)                                            4,104
                                                                                                     --------
                                                                                                       13,150
                                                                                                     --------
                 TRANSPORTATION (1.0%)
     4,449,353   KAP Industrial Holdings Ltd.(a)                                                        2,112
       346,231   ZTO Express (Cayman), Inc. ADR                                                         6,246
                                                                                                     --------
                                                                                                        8,358
                                                                                                     --------
                 Total Industrial                                                                      80,302
                                                                                                     --------
                 TECHNOLOGY (14.9%)
                 ------------------
                 COMPUTERS (1.8%)
       303,000   Asustek Computer, Inc.(a)                                                              2,068
        12,619   Globant S.A.(c)                                                                        1,172
       341,200   Infosys Ltd. ADR                                                                       3,572
       272,026   Tata Consultancy Services Ltd.(a)                                                      8,586
                                                                                                     --------
                                                                                                       15,398
                                                                                                     --------
                 SEMICONDUCTORS (7.7%)
       690,000   MediaTek, Inc.(a)                                                                      6,755
       723,222   Samsung Electronics Co. Ltd.(a)                                                       25,673
       135,999   Silicon Motion Technology Corp. ADR                                                    5,183
       201,301   SK Hynix, Inc.(a)                                                                     10,936
       259,700   Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                        9,959
        47,000   Taiwan Semiconductor Manufacturing Co. Ltd.(a)                                           348
        37,332   Tokai Carbon Korea Co. Ltd.(a)                                                         1,815
     1,004,000   Vanguard International Semiconductor Corp.(a)                                          1,902
       770,000   Visual Photonics Epitaxy Co. Ltd.(a)                                                   1,798
                                                                                                     --------
                                                                                                       64,369
                                                                                                     --------
                 SOFTWARE (5.4%)
        17,296   11 bit studios S.A.(a),(c)                                                             1,792
        69,494   Arco Platform Ltd. "A"(c)                                                              2,669
     4,394,000   Chinasoft International Ltd.(a),(c),(f)                                                2,104
        17,629   Com2uS Corp.(a)                                                                        1,442
       217,900   HCL Technologies Ltd.(a)                                                               3,408
     1,154,000   IGG, Inc.(a)                                                                           1,364
       612,597   Intellect Design Arena Ltd.(a),(c)                                                     2,258
       211,000   Linx S.A.                                                                              1,847

================================================================================

18  | USAA EMERGING MARKETS FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES        SECURITY                                                                               (000)
-------------------------------------------------------------------------------------------------------------
        32,344   Momo, Inc. ADR                                                                      $    892
       803,500   NetDragon Websoft Holdings Ltd. "L"(a)                                                 2,113
        90,760   NetEase, Inc. ADR                                                                     22,564
       116,712   Tech Mahindra Ltd.(a)                                                                  1,279
        28,577   Webcash Corp.(a)                                                                       1,488
                                                                                                     --------
                                                                                                       45,220
                                                                                                     --------
                 Total Technology                                                                     124,987
                                                                                                     --------
                 UTILITIES (0.8%)
                 ----------------
                 ELECTRIC (0.2%)
       561,200   AES Tiete Energia S.A.                                                                 1,642
                                                                                                     --------
                 WATER (0.6%)
     9,342,000   Beijing Enterprises Water Group Ltd.(a),(c)                                            4,958
                                                                                                     --------
                 Total Utilities                                                                        6,600
                                                                                                     --------
                 Total Common Stocks (cost: $586,497)                                                 691,577
                                                                                                     --------

                 EXCHANGE-TRADED FUNDS (5.4%)
       145,561   iShares Core MSCI Emerging Markets ETF                                                 7,150
       927,086   iShares MSCI Emerging Markets ETF                                                     37,742
                                                                                                     --------
                 Total Exchange-Traded Funds (cost: $44,403)                                           44,892
                                                                                                     --------

                 PREFERRED STOCKS (0.7%)

                 COMMUNICATIONS (0.1%)
                 ---------------------
                 TELECOMMUNICATIONS (0.1%)
        94,263   Telefonica Brasil S.A. ADR                                                             1,154
                                                                                                     --------
                 CONSUMER, CYCLICAL (0.3%)
                 -------------------------
                 AUTO MANUFACTURERS (0.3%)
        31,301   Hyundai Motor Co. Preference Shares(a)                                                 2,058
                                                                                                     --------
                 ENERGY (0.3%)
                 -------------
                 OIL & GAS (0.3%)
     4,105,862   Surgutneftegas PJSC Preference Shares(b)                                               2,534
                                                                                                     --------
                 Total Preferred Stocks (cost: $6,040)                                                  5,746
                                                                                                     --------

                 WARRANTS (0.2%)

                 COMMUNICATIONS (0.2%)
                 ---------------------
                 MEDIA (0.2%)
       799,380   China South Publishing & Media Group Co. Ltd.(b),(c),(e) (cost: $1,479)                1,504
                                                                                                     --------
                 Total Equity Securities (cost: $638,419)                                             743,719
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES        SECURITY                                                                               (000)
-------------------------------------------------------------------------------------------------------------

                 MONEY MARKET INSTRUMENTS (8.3%)

                 GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (8.3%)
    69,371,149   State Street Institutional Treasury Money Market Fund Premier Class,
                   2.30%(h) (cost: $69,371)                                                          $ 69,371
                                                                                                     --------
                 SHORT-TERM INVESTMENT PURCHASED WITH CASH
                 COLLATERAL FROM SECURITIES LOANED (0.3%)

                 GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.3%)
     2,782,065   HSBC U.S. Government Money Market Fund Class I, 2.33%(h)                               2,782
                                                                                                     --------
                 Total Short-Term Investment Purchased with Cash Collateral from
                   Securities Loaned (cost: $2,782)                                                     2,782
                                                                                                     --------

                 TOTAL INVESTMENTS (COST: $710,572)                                                  $815,872
                                                                                                     ========

-------------------------------------------------------------------------------------------------------------
                                             FORWARD                          CONTRACT             UNREALIZED
NUMBER OF                                   CURRENCY         SETTLEMENT        VALUE             APPRECIATION
CONTRACTS        COUNTERPARTY               CONTRACTS           DATE           (000)           (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
                 CONTRACTS TO SELL (0.1%)
11,704,819,000   State Street Bank and     Indonesian
                   Trust                     Rupiah            6/10/19          $820                     $(7)
                                                                                ----                     ---
                 Receivable Amount ($813)                                       $820                     $(7)
                                                                                ====                     ===

================================================================================

20  | USAA EMERGING MARKETS FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------

ASSETS                                         LEVEL 1            LEVEL 2            LEVEL 3            TOTAL
-------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                               $276,500           $415,021                $56         $691,577
  Exchange-Traded Funds                         44,892                  -                  -           44,892
  Preferred Stocks                               1,154              4,592                  -            5,746
  Warrants                                           -              1,504                  -            1,504

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                          69,371                  -                  -           69,371

Short-Term Investment Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                           2,782                  -                  -            2,782
-------------------------------------------------------------------------------------------------------------
Total                                         $394,699           $421,117                $56         $815,872
-------------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell*           $      -           $     (7)               $ -         $     (7)
-------------------------------------------------------------------------------------------------------------

*Forward currency contracts are valued at the unrealized appreciation/
 (depreciation) of the contract.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At May 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 88.4% of net assets at May 31, 2019.

o   CATEGORIES AND DEFINITIONS

    WARRANTS - Entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    NVDR Non-voting depositary receipts are receipts issued by Thai NVDR Company Limited.

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by

================================================================================

22  | USAA EMERGING MARKETS FUND

================================================================================

             the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) Securities with a value of $387,038,000, which represented 46.2% of the Fund's net assets, were classified as Level 2 at May 31, 2019, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (b) Security was fair valued at May 31, 2019, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $34,130,000, which represented 4.1% of the Fund's net assets.

    (c)  Non-income-producing security.

    (d) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (e) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (f)  The security, or a portion thereof, was out on loan as of May 31, 2019.

    (g)  Security was classified as Level 3.

    (h) Rate represents the money market fund annualized seven-day yield at May 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
      on loan of $3,339) (cost of $710,572)                                                 $815,872
   Cash denominated in foreign currencies (identified cost of $2,206)                          2,196
   Receivables:
      Capital shares sold                                                                        182
      USAA Asset Management Company (Note 7)                                                       2
      Dividends and interest                                                                   3,281
      Securities sold                                                                         19,975
      Other                                                                                        4
                                                                                            --------
          Total assets                                                                       841,512
                                                                                            --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                         2,782
      Securities purchased                                                                       103
      Capital shares redeemed                                                                    411
   Unrealized depreciation on foreign currency contracts held, at value                           28
   Accrued management fees                                                                       691
   Accrued transfer agent's fees                                                                  27
   Other accrued expenses and payables                                                           282
                                                                                            --------
          Total liabilities                                                                    4,324
                                                                                            --------
              Net assets applicable to capital shares outstanding                           $837,188
                                                                                            ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                          $892,919
   Accumulated loss                                                                          (55,731)
                                                                                            --------
              Net assets applicable to capital shares outstanding                           $837,188
                                                                                            ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $340,465/19,859 capital shares
          outstanding, no par value)                                                        $  17.14
                                                                                            ========
      Institutional Shares (net assets of $491,978/28,778
          capital shares outstanding, no par value)                                         $  17.10
                                                                                            ========
      Adviser Shares (net assets of $4,745/278 capital shares
          outstanding, no par value)                                                        $  17.08
                                                                                            ========

See accompanying notes to financial statements.

================================================================================

24  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $2,437)                                      $ 21,718
   Interest                                                                                      504
   Securities lending (net)                                                                       69
                                                                                            --------
      Total income                                                                            22,291
                                                                                            --------
EXPENSES
   Management fees                                                                             8,544
   Administration and servicing fees:
      Fund Shares                                                                                534
      Institutional Shares                                                                       532
      Adviser Shares                                                                               7
   Transfer agent's fees:
      Fund Shares                                                                                925
      Institutional Shares                                                                       532
   Distribution and service fees (Note 7):
      Adviser Shares                                                                              12
   Custody and accounting fees:
      Fund Shares                                                                                225
      Institutional Shares                                                                       332
      Adviser Shares                                                                               3
   Postage:
      Fund Shares                                                                                 43
      Institutional Shares                                                                        49
   Shareholder reporting fees:
      Fund Shares                                                                                 26
      Institutional Shares                                                                        10
   Trustees' fees                                                                                 37
   Registration fees:
      Fund Shares                                                                                 25
      Institutional Shares                                                                        10
      Adviser Shares                                                                              16
   Professional fees                                                                             139
   Other                                                                                          25
                                                                                            --------
      Total expenses                                                                          12,026
                                                                                            --------

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

   Expenses reimbursed:
      Adviser Shares                                                                        $     (2)
   Net expenses                                                                               12,024
                                                                                            --------
NET INVESTMENT INCOME                                                                         10,267
                                                                                            --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized (loss) on:
      Investments (net of foreign taxes withheld of $57)                                     (39,328)
      Foreign currency transactions                                                           (1,316)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                            (45,841)
      Foreign capital gains tax                                                                  602
      Foreign currency translations                                                               66
                                                                                            --------
          Net realized and unrealized loss                                                   (85,817)
                                                                                            --------
   Decrease in net assets resulting from operations                                         $(75,550)
                                                                                            ========

See accompanying notes to financial statements.

================================================================================

26  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

-------------------------------------------------------------------------------------------------------------

                                                                                    2019                 2018
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                      $   10,267           $   10,454
   Net realized gain (loss) on investments                                       (39,328)             115,322
   Net realized loss on foreign currency transactions                             (1,316)                (406)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                (45,841)             (50,544)
      Foreign capital gains tax                                                      602                 (380)
      Foreign currency translations                                                   66                 (143)
                                                                              -------------------------------
      Increase (decrease) in net assets resulting from operations                (75,550)              74,303
                                                                              -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                                    (4,143)              (1,440)
   Institutional Shares                                                           (7,618)              (3,191)
   Adviser Shares                                                                    (43)                 (10)
                                                                              -------------------------------
      Distributions to shareholders                                              (11,804)              (4,641)
                                                                              -------------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                   (26,531)               2,256
   Institutional Shares                                                          (52,722)             (32,591)
   Adviser Shares                                                                     23                  (17)
                                                                              -------------------------------
      Total net decrease in net assets from
          capital share transactions                                             (79,230)             (30,352)
                                                                              -------------------------------
   Net increase (decrease) in net assets                                        (166,584)              39,310

NET ASSETS
   Beginning of year                                                           1,003,772              964,462
                                                                              -------------------------------
   End of year                                                                $  837,188           $1,003,772
                                                                              ===============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Emerging Markets Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: Emerging Markets Fund Shares (Fund Shares), Emerging Markets Fund Institutional Shares (Institutional Shares), and Emerging Markets Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund

================================================================================

28  | USAA EMERGING MARKETS FUND

================================================================================

participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Holdings, a global investment management firm headquartered in Cleveland, Ohio (the Transaction), on July 1, 2019.

A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the
Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John
C. Walters, to serve as an Independent Trustee. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), exchange-traded notes (ETNs), and equity-linked structured notes,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

         except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the

================================================================================

30  | USAA EMERGING MARKETS FUND

================================================================================

         NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.   Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

         from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

32  | USAA EMERGING MARKETS FUND

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2019, did not include master netting provisions.

    FORWARD CURRENCY CONTRACTS - The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into transactions to purchase or sell forward currency contracts in order to gain exposure to, or hedge against, changes in foreign exchange rates on its investment in securities traded in foreign countries. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. When the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund bears the market risk that arises from changes in foreign exchange rates and the credit risk that a counterparty may fail to perform under a contract. When the contracts are settled, the Fund records a realized gain or loss equal to the difference in the forward currency exchange rates at the trade dates and at the settlement dates. Certain of the Fund's foreign currency contracts are entered into pursuant to International Swaps and Derivative Association (ISDA) Master Agreements, which may contain netting provisions providing for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. The Fund's net equity in open forward currency contracts is included in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    the statement of assets and liabilities as net unrealized appreciation or depreciation and is generated from differences in the forward currency exchange rates at the trade dates of the contracts and the rates at the reporting date. For the six-month period ended May 31, 2019, the Fund held investments in forward currency contracts with a net value of $(7,000), on the Statement of Assets and Liabilities. Details on the collateral are included below the portfolio of investments.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2019* (IN THOUSANDS)

                                               LIABILITY DERIVATIVES
---------------------------------------------------------------------------------------------------------
                            STATEMENT OF
DERIVATIVES NOT             ASSETS AND                                             FOREIGN
ACCOUNTED FOR AS            LIABILITIES       INTEREST RATE        EQUITY          EXCHANGE
HEDGING INSTRUMENTS         LOCATION           CONTRACTS         CONTRACTS        CONTRACTS         TOTAL
---------------------------------------------------------------------------------------------------------
USAA Emerging               Unrealized
Markets Fund                 depreciation
                             on foreign
                             currency
                             contracts
                             held, at value        $-                $-              $(7)**           $(7)
---------------------------------------------------------------------------------------------------------

     * For open derivative instruments as of May 31, 2019, see the Portfolio of Investments, which also is indicative of activity for the year ended
       May 31, 2019.

    ** Includes cumulative appreciation (depreciation) of forward currency contracts as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2019 (IN THOUSANDS)

                              NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
DERIVATIVES NOT             STATEMENT OF                                           FOREIGN
ACCOUNTED FOR AS            OPERATIONS        INTEREST RATE        EQUITY          EXCHANGE
HEDGING INSTRUMENTS         LOCATION            CONTRACTS         CONTRACTS       CONTRACTS         TOTAL
---------------------------------------------------------------------------------------------------------
USAA Emerging               Change in net
Markets Fund                 unrealized
                             appreciation/
                             depreciation
                             of Foreign
                             currency
                             translations          $-                $-              $(7)*            $(7)
---------------------------------------------------------------------------------------------------------

    * Includes forward currency contracts as reported on the portfolio of investments, which are reported as a component of foreign currency transactions/translations.

================================================================================

34  | USAA EMERGING MARKETS FUND

================================================================================

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

F. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. Effective September 30, 2018, the commission recapture program ended. For the year ended May 31, 2019, brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional Shares and Adviser Shares all by less than $500, respectively.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the

================================================================================

36  | USAA EMERGING MARKETS FUND

================================================================================

    performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended May 31, 2019, the Fund paid CAPCO facility fees of $7,000, which represents 1.1% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

ended May 31, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2019, and 2018, was as follows:

                                                  2019                   2018
                                              ----------------------------------
Ordinary income*                              $11,804,000             $4,641,000

As of May 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                     $   1,279,000
Accumulated capital and other losses                                (142,663,000)
Unrealized appreciation of investments                                85,660,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, and passive foreign investment company.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2019, the Fund had net capital loss carryforwards of $142,663,000, for federal income tax purposes as shown in the table below. It is unlikely that

================================================================================

38  | USAA EMERGING MARKETS FUND

================================================================================

the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                                CAPITAL LOSS CARRYFORWARDS
                        ---------------------------------------------
                                         TAX CHARACTER
                        ---------------------------------------------
                       (NO EXPIRATION)                     BALANCE
                       ---------------                      -------
                        Short-Term                      $(103,676,000)
                         Long-Term                        (38,987,000)
                                                        -------------
                             Total                      $(142,663,000)
                                                        =============

TAX BASIS OF INVESTMENTS - At May 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                              NET
                                        GROSS              GROSS           UNREALIZED
                                      UNREALIZED         UNREALIZED      APPRECIATION /
FUND                 TAX COST        APPRECIATION       DEPRECIATION      (DEPRECIATION)
---------------------------------------------------------------------------------------
USAA Emerging
  Markets Fund     $730,045,000      $137,240,000      $(51,431,000)       $85,809,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2019, were $588,682,000 and $722,909,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                    NON-CASH COLLATERAL              CASH COLLATERAL
--------------------------------------------------------------------------------
   $3,339,000                         $822,000                      $2,782,000

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal

================================================================================

40  | USAA EMERGING MARKETS FUND

================================================================================

entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                            YEAR ENDED                       YEAR ENDED
                                           MAY 31, 2019                     MAY 31, 2018
----------------------------------------------------------------------------------------------
                                      SHARES          AMOUNT           SHARES           AMOUNT
                                     ---------------------------------------------------------
FUND SHARES:
Shares sold                           2,810         $  48,985           4,265        $  83,918
Shares issued from reinvested
  dividends                             255             4,094              73            1,422
Shares redeemed                      (4,569)          (79,610)         (4,233)         (83,084)
                                     ---------------------------------------------------------
Net increase (decrease) from
  capital share transactions         (1,504)        $ (26,531)            105        $   2,256
                                     =========================================================
INSTITUTIONAL SHARES:
Shares sold                           4,211         $  73,201           6,010        $ 117,069
Shares issued from reinvested
  dividends                             455             7,272             156            3,034
Shares redeemed                      (7,617)         (133,195)         (7,789)        (152,694)
                                     ---------------------------------------------------------
Net decrease from capital share
  transactions                       (2,951)        $ (52,722)         (1,623)       $ (32,591)
                                     =========================================================
ADVISER SHARES:
Shares sold                               2         $      34               1        $      28
Shares issued from reinvested
  dividends                               -*                1               -*               -*
Shares redeemed                          (-)*             (12)             (2)             (45)
                                     ---------------------------------------------------------
Net increase (decrease) from
  capital share transactions              2         $      23              (1)       $     (17)
                                     =========================================================

*Represents less than 500 shares or $500.

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Emerging Markets Funds Index. The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                          ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                       (IN BASIS POINTS)(1)
    -----------------------------------------------------------------
    +/- 100 to 400                             +/- 4
    +/- 401 to 700                             +/- 5
    +/- 701 and greater                        +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class

================================================================================

42  | USAA EMERGING MARKETS FUND

================================================================================

outperforms the Lipper Emerging Markets Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended May 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $8,544,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(148,000), $(237,000), and $(2,000), respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were all (0.04)%, respectively. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

SUBADVISORY ARRANGEMENT(s) - The Manager entered into Investment Subadvisory Agreements with Brandes Investment Partners, L.P. (Brandes), Lazard Asset Management LLC (Lazard), and Victory Capital Management Inc. (Victory Capital), under which Brandes, Lazard, and Victory Capital each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). These arrangements provide for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays Brandes a subadvisory fee in the annual amount of 0.65% for assets up to $500 million; 0.60% for assets over $500 million on the portion of the Fund's average daily net assets that Brandes manages. In addition, Brandes will apply a 5 basis point Distribution Platform Discount to the fee schedule. Prior to October 1, 2018, the Manager (not the Fund) paid Brandes a subadvisory fee in the annual amount of 0.75% for assets up to $300 million; 0.70% for assets over $300 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Brandes managed. For the year ended May 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Brandes, of $955,000.

The Manager (not the Fund) pays Lazard a subadvisory fee in the annual amount of 0.65% for assets up to $200 million; 0.55% for assets up to $400 million; 0.50% for assets up to $600 million; and 0.45% for assets over $600 million on the portion of the Fund's average daily net assets that Lazard manages. Prior to October 1, 2018, the Manager (not the Fund) paid Lazard a subadvisory fee in the annual amount of 0.75% for assets up to $200 million; 0.70% for assets over $200 million up to $400 million; 0.65% for assets over

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

$400 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average daily net assets that Lazard managed. For the year ended May 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Lazard, of $3,734,000.

The Manager (not the Fund) pays Victory Capital a subadvisory fee in the annual amount of 0.55% for all assets on the portion of the Fund's average daily net assets that Victory Capital manages. Prior to October 1, 2018, the Manager (not the Fund) paid Victory Capital a subadvisory fee in the annual amount of 0.85% for assets up to $50 million; 0.75% for assets over $50 million up to $150 million; and 0.70% for assets over $150 million on the portion of the Fund's average daily net assets that Victory Capital managed. For the year ended May 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Victory Capital, of $863,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares, and 0.10% of average daily net assets of the Institutional Shares. For the year ended May 31, 2019, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $534,000, $532,000, and $7,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2019, the Fund reimbursed the Manager $6,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2019, to limit the total annual operating expenses of the Adviser Shares to 1.75% of its average daily net assets, excluding extraordinary expenses and before

================================================================================

44  | USAA EMERGING MARKETS FUND

================================================================================

reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2019, the Adviser Shares incurred reimbursable expenses of $2,000, of which all was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out-of-pocket expenses. For the year ended May 31, 2019, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $925,000, $532,000, and less than $500, respectively. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $12,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 16 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of May 31, 2019, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                               0.3
Cornerstone Equity                                                     1.0
Target Retirement Income                                               0.2
Target Retirement 2020                                                 0.3
Target Retirement 2030                                                 0.9
Target Retirement 2040                                                 1.2
Target Retirement 2050                                                 0.9
Target Retirement 2060                                                 0.1

The Manager is indirectly wholly owned by USAA a large, diversified financial services institution. At May 31, 2019, USAA and its affiliates owned 271,000 Adviser Shares, which represents 97.7% of the Adviser Shares outstanding and 0.6% of the Fund's total outstanding shares. Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund. Please refer to the Subsequent Event Note to the Financial Statements in this annual report for additional important information.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures

================================================================================

46  | USAA EMERGING MARKETS FUND

================================================================================

regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019.

(10) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

(11) SUBSEQUENT EVENT NOTE

As previously announced, and as discussed in Note 1 to the Financial Statements, effective July 1, 2019, AMCO, the prior investment adviser to the Fund, and SAS, the prior transfer agent to the Fund, were acquired by Victory Holdings. PLEASE SEE THE SUPPLEMENT DATED JULY 1, 2019 TO THE FUND'S PROSPECTUS FOR ADDITIONAL IMPORTANT INFORMATION.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

Effective July 1, 2019, Victory Capital is the new investment adviser and administrator to the USAA Mutual Funds; SAS was renamed Victory Capital Transfer Agency, Inc. Victory Capital Advisers, Inc. is the new distributor to the USAA Mutual Funds; Citi Fund Services of Ohio, Inc. serves as sub-administrator and sub-fund accountant for the USAA Mutual Funds; and FIS Investor Services LLC serve as sub- transfer agent and dividend disbursing agent for the USAA Mutual Funds. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, Victory Capital added new portfolio managers from one or more investment teams employed by Victory Capital to serve as additional portfolio managers, or replace current portfolio managers, to manage all or a portion of the Fund according to each team's own investment process.

Effective July 1, 2019, members of Victory Capital's investment franchises, Sophus Capital and Trivalent Investments, were also named as portfolio managers of the Fund to manage all or a position of the Fund.

Effective July 1, 2019, under the investment advisory agreement with Victory Capital, which took effect on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020, and only performance beginning as of July 1, 2020, and thereafter will be utilized in calculating performance adjustments through June 30, 2020.

Effective July 1, 2019, the line of credit (as discussed in the Notes to the Financial Statements in this annual report) among the Trust, with respect to its Funds, and CAPCO terminated; the Trust, with respect to its Funds, along with series of Victory Portfolios, Victory Portfolios II and Victory

================================================================================

48  | USAA EMERGING MARKETS FUND

================================================================================

Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2017 (the IFL Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each Fund to directly lend and borrow money to or from certain other affiliated Funds relying upon the IFL Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the IFL Order, by averaging the current repurchase agreement rate and the current bank loan rate.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED MAY 31,
                                 -------------------------------------------------------------------
                                     2019           2018           2017           2016          2015
                                 -------------------------------------------------------------------
Net asset value at
  beginning of period            $  18.84       $  17.60       $  14.24       $  16.46      $  18.14
                                 -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .17            .16            .07            .11(a)        .08
  Net realized and
    unrealized gain (loss)          (1.67)          1.15           3.43          (2.22)(a)     (1.52)
                                 -------------------------------------------------------------------
Total from investment
  operations                        (1.50)          1.31           3.50          (2.11)(a)     (1.44)
                                 -------------------------------------------------------------------
Less distributions from:
  Net investment income              (.20)          (.07)          (.14)          (.11)         (.24)
                                 -------------------------------------------------------------------
Net asset value at
  end of period                  $  17.14       $  18.84       $  17.60       $  14.24      $  16.46
                                 ===================================================================
Total return (%)*                   (7.86)          7.41          24.70         (12.77)        (7.84)
Net assets at end of
  period (000)                   $340,465       $402,401       $374,130       $302,012      $500,510
Ratios to average daily
  net assets:**
  Expenses (%)(b),(c)                1.48           1.46           1.51           1.58          1.50
  Net investment income (%)          1.02            .86            .50            .73           .71
Portfolio turnover (%)                 68             59             45             47            46

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $356,086,000.
(a) Calculated using average shares.
(b) Does not include acquired fund fees, if any.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

50  | USAA EMERGING MARKETS FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED MAY 31,
                                --------------------------------------------------------------------
                                    2019           2018           2017           2016           2015
                                --------------------------------------------------------------------
Net asset value at
  beginning of period           $  18.79       $  17.55       $  14.21       $  16.42       $  18.10
                                --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .18            .20            .12(a)         .18            .13
  Net realized and
    unrealized gain (loss)         (1.62)          1.14           3.40(a)       (2.25)         (1.53)
                                --------------------------------------------------------------------
Total from investment
  operations                       (1.44)          1.34           3.52(a)       (2.07)         (1.40)
                                --------------------------------------------------------------------
Less distributions from:
  Net investment income             (.25)          (.10)          (.18)          (.14)          (.28)
                                --------------------------------------------------------------------
Net asset value at
  end of period                 $  17.10       $  18.79       $  17.55       $  14.21       $  16.42
                                ====================================================================
Total return (%)*                  (7.58)          7.62          24.93         (12.53)         (7.64)
Net assets at end
  of period (000)               $491,978       $596,185       $585,468       $603,981       $637,007
Ratios to average
  daily net assets:**
  Expenses (%)(b),(c)               1.25           1.28           1.29           1.30           1.27
  Net investment income (%)         1.24           1.09            .75           1.11            .93
Portfolio turnover (%)                68             59             45             47             46

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $531,865,000.
(a) Calculated using average shares.
(b) Does not include acquired fund fees, if any.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  51

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED MAY 31,
                                      ------------------------------------------------------------------
                                        2019           2018           2017           2016           2015
                                      ------------------------------------------------------------------
Net asset value at
  beginning of period                 $18.76         $17.55         $14.20        $ 16.40         $18.08
                                      ------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .10            .12            .05            .09            .05
  Net realized and
    unrealized gain (loss)             (1.62)          1.13           3.42          (2.21)         (1.53)
                                      ------------------------------------------------------------------
Total from investment
  operations                           (1.52)          1.25           3.47          (2.12)         (1.48)
                                      ------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.16)          (.04)          (.12)          (.08)          (.20)
                                      ------------------------------------------------------------------
Redemption fees added to
  beneficial interests                     -              -              -              -            .00(a)
                                      ------------------------------------------------------------------
Net asset value at
  end of period                       $17.08         $18.76         $17.55        $ 14.20         $16.40
                                      ==================================================================
Total return (%)*                      (8.07)          7.09          24.53         (12.93)         (8.09)
Net assets at end
  of period (000)                     $4,745         $5,186         $4,864        $ 3,931         $4,560
Ratios to average daily
  net assets:**
  Expenses (%)(b),(c)                   1.75            1.7(d)        1.66(e)        1.75           1.79(f)
  Expenses, excluding
    reimbursements (%)(b),(c)           1.79           1.81           1.87           1.92           1.95
  Net investment income (%)              .73            .61            .35            .60            .41
Portfolio turnover (%)                    68             59             45             47             46

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $4,802,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(d) Prior to October 1, 2017, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Advisers Shares' average daily net assets.
(e) Prior to October 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.75% of the Advisers Shares' average daily net assets.
(f) Prior to October 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 2.00% of the Advisers Shares' average daily net assets.

================================================================================

52  | USAA EMERGING MARKETS FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2018, through May 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                    Expenses Paid
                                      BEGINNING                ENDING               DURING PERIOD*
                                    ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2018 -
                                   DECEMBER 1, 2018         MAY 31, 2019             MAY 31, 2019
                                   -----------------------------------------------------------------
FUND SHARES
Actual                                $1,000.00              $1,035.70                  $7.51

Hypothetical
  (5% return before expenses)          1,000.00               1,017.55                   7.44

INSTITUTIONAL SHARES
Actual                                 1,000.00               1,037.70                   6.40

Hypothetical
  (5% return before expenses)          1,000.00               1,018.65                   6.34

ADVISER SHARES
Actual                                 1,000.00               1,034.00                   8.87

Hypothetical
  (5% return before expenses)          1,000.00               1,016.21                   8.80

*Expenses are equal to the annualized expense ratio of 1.48% for Fund Shares, 1.26% for Institutional Shares, and 1.75% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 3.57% for Fund Shares, 3.73% for Institutional Shares, and 3.40% for Adviser Shares for the six-month period of December 1, 2018, through May 31, 2019.

================================================================================

54  | USAA EMERGING MARKETS FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent

================================================================================

56  | USAA EMERGING MARKETS FUND

================================================================================

legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the then-most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

   o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

   o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

   o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

   o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

   o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment).

================================================================================

58  | USAA EMERGING MARKETS FUND

================================================================================

      For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

   o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

   o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

      VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

      The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

      Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

      The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

      The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

================================================================================

60  | USAA EMERGING MARKETS FUND

================================================================================

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

62  | USAA EMERGING MARKETS FUND

================================================================================

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly
(i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

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64  | USAA EMERGING MARKETS FUND
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THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS
GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

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                                                     ADVISORY AGREEMENT(S) |  65
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FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board
considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information

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                                                     ADVISORY AGREEMENT(S) |  67
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presented periodically throughout the previous year. The Board considered each
Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

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SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser. At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

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                                                     ADVISORY AGREEMENT(S) |  69
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ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND THE MANAGER)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the (i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting of the Board of Trustees (the Board) held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements (each, a Subadvisory Agreement and together, the Subadvisory Agreements) between the Manager and each of Lazard Asset Management LLC, Victory Capital Management Inc., and Brandes Investment Partners, L.P. (each, a Subadviser and together, the Subadvisers) with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Upon the closing of the transaction, on behalf of the Fund, Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and the Manager will terminate and the new investment advisory agreement between the Trust and Victory Capital will go into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are included in this annual report.

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report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. The Board considered the Advisory Agreement and the Subadvisory Agreements separately in the course of its review. In doing so, the Board noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving

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                                                     ADVISORY AGREEMENT(S) |  71
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the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of senior and investment personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of each Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

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The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee.

The Board also took into account that the subadvisory fees under each Subadvisory Agreement relating to the Fund are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fees.

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                                                     ADVISORY AGREEMENT(S) |  73
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In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2018. The Board also took into account management's discussion of the reasons for the Fund's underperformance, as well as management's continued monitoring of the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect

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74  | USAA EMERGING MARKETS FUND
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benefits to the Manager from its relationship with the Trust, including that the
Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the Manager pays the Fund's subadvisory fees.

The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other

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                                                     ADVISORY AGREEMENT(S) |  75

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benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund

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was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement, although the Trustees noted that each Subadviser's subadvisory fee was reduced effective October 2018. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that each Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2018, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the performance of the Fund. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program; management is appropriately monitoring the Fund's performance; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the Board) of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information (SAI).

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In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

80  | USAA EMERGING MARKETS FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization

================================================================================

82  | USAA EMERGING MARKETS FUND

================================================================================

of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  83

================================================================================

over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

84  | USAA EMERGING MARKETS FUND

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  85

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

================================================================================

86  | USAA EMERGING MARKETS FUND

================================================================================

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17); Senior Compliance Advisor, USAA Mutual Funds Trust (2010-2014).

THE FOLLOWING OFFICERS SERVED IN THEIR RESPECTIVE OFFICE UNTIL JULY 1, 2019, AT WHICH POINT EACH OF THE FOLLOWING OFFICERS RESIGNED FROM THEIR RESPECTIVE OFFICE AND NO LONGER SERVE IN THESE POSITIONS.

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-06/19); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-06/19); Head of Equities, Equity Investments, AMCO (01/12-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-06/19); Assistant Secretary, USAA ETF Trust (01/19-06/19); Senior Attorney, FASG General Counsel, USAA (09/17-06/19); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-06/19); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

================================================================================

88  | USAA EMERGING MARKETS FUND

================================================================================

AS OF JULY 1, 2019
TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1700
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the USAA AMCO's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and
(iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

================================================================================

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       San Antonio, TX 78288                                         PRSRT STD
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25558-0719


[LOGO OF USAA USAA(R)]
----------------------
    MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                    May 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Government Securities Fund

        FUND             INSTITUTIONAL              ADVISER                 R6
       SHARES               SHARES                  SHARES                SHARES
       USGNX                UIGSX                   UAGNX                 URGSX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

"... LONG-TERM INVESTORS SHOULD NEVER MAKE
DECISIONS IN HASTE. THEY SHOULD MAKE                [PHOTO OF BROOKS ENGLEHARDT]
THOUGHTFUL DECISIONS BASED ON THEIR LONG-TERM
OBJECTIVES, TIME HORIZON, AND RISK TOLERANCE."

--------------------------------------------------------------------------------

JULY 2019

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc. (Victory Holdings), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). In connection with the Transaction, also as previous announced, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019; and Victory Capital became the investment adviser to each USAA Mutual Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION ABOUT CHANGES THAT TOOK EFFECT ON JULY 1, 2019.

Softening global economic conditions and escalating trade tensions rattled investors during the 12-month reporting period ended May 31, 2019. When the reporting period began in June 2018, the global economy was expanding across most regions and countries, led by the U.S. In this environment, stocks generally advanced. In the fixed income market, U.S. Treasury yields rose, as the U.S. Federal Reserve ("Fed") continued to tighten monetary policy.

Signs of trouble emerged during the summer of 2018. The U.S. economic expansion continued, but growth in a number of other economies, including some European countries and China, showed a weakening trend. By the autumn of 2018, investors' fears of a global economic slowdown, combined with harsh U.S.-China trade rhetoric and Brexit-related uncertainty in Europe, sparked a surge in market volatility. Global stocks dropped, with most of the decline occurring in December 2018. At the same time, intermediate- and longer-term yields fell, as investors anticipated a change in Fed monetary policy. Indeed, after having raised short-term interest rates four times during 2018, Fed officials announced in January 2019 that they would "pause," retreating from their earlier plan to raise interest rates in 2019. Stocks rallied in response and by April 2019 had recovered most of the ground they had lost. In May 2019, ongoing trade tensions between the United States and China, as well as President Trump administration's threat to impose tariffs on Mexico, drove a renewed decline in stock prices. In the fixed income market, concerns that trade disputes would seriously undermine global

================================================================================

================================================================================

economic growth pushed down intermediate- and longer-term yields, which ended the reporting period lower than they started. The yield on the 10-year U.S. Treasury note, which began June 2018 at 2.89%, rose to 3.24% on November 8, 2018--its high point of the period--and fell to 2.13% by May 31, 2019.

In the final months of the reporting period, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. A yield-curve inversion warrants attention because it has been a reliable recession indicator. Although recessions do not automatically follow inversions, a downward-sloped yield curve has preceded every U.S. recession since the 1960s. That said, the lag between an inversion and a recession has been inconsistent. At USAA Investments, A Victory Capital Investment Franchise, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years, with no clear pattern to provide useful guidance. And as I write to you, we see no recession on the horizon. First, the U.S. economy continues to grow, albeit at a slower pace than in 2018. Second, the Fed has made clear its commitment to pause its interest rate hikes, and there is a growing belief in the markets that policymakers may even cut interest rates in 2019. (In early June 2019, after the end of the reporting period, Fed Chair Jerome Powell stated that the U.S. central bank was monitoring the escalation in trade tensions and could potentially respond by cutting interest rates if U.S. economic conditions deteriorate.)

At USAA Investments, our team of portfolio managers will continue to monitor the financial markets, economic conditions, the global trade regime, Fed policy, the direction of longer-term interest rates, and other issues that have the potential to affect your investments. In the meantime, I would advise you to ignore media "noise" about such matters. Media "noise" is meant to provoke an emotional reaction, which can lead to hasty decision-making. In my opinion, long-term investors should never make decisions in haste. They should make thoughtful decisions based on their long-term objectives, time horizon, and risk tolerance. Dollar-cost averaging, in which you invest a set amount on a regular basis, is a strategy that can help you stay on track. Another effective strategy is diversification, which can potentially insulate a portfolio from market turbulence or changes in performance leadership.

If you would like to review your portfolio to confirm that it is properly aligned with your investment plan, please contact one of our financial advisors. You might want to make that call before the summer gets fully underway. When we are traveling and spending time with family and friends, it can be tempting to put off decisions on financial matters.

From all of us at USAA Investments, A Victory Capital Investment Franchise, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                     9

FINANCIAL INFORMATION

   Distributions to Shareholders                                              10

   Report of Independent Registered
     Public Accounting Firm                                                   11

   Portfolio of Investments                                                   12

   Notes to Portfolio of Investments                                          21

   Financial Statements                                                       24

   Notes to Financial Statements                                              28

   Financial Highlights                                                       45

EXPENSE EXAMPLE                                                               49

ADVISORY AGREEMENT(S)                                                         51

TRUSTEES' AND OFFICERS' INFORMATION                                           69

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

    [PHOTO OF DONNA J. BAGGERLY]              [PHOTO OF R. NEAL GRAVES]

    DONNA J. BAGGERLY, CFA                    R. NEAL GRAVES, CFA, CPA

--------------------------------------------------------------------------------

o WHAT WERE THE MARKET CONDITIONS DURING THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2019?

    Longer-term U.S. Treasury yields ended the reporting period lower than when the reporting period began. When the reporting period began in June 2018, U.S. Treasury yields were increasing overall, as the Fed continued to raise short-term interest rates. Fed officials implemented an interest rate increase at their June 2018 meeting and projected two more interest rate increases during 2018. The Fed then raised interest rates in September 2018, based on U.S. economic strength, a healthy job market with improving wage growth and historically low unemployment, and an inflation rate near policymakers' 2% target. U.S. Treasury yields continued to climb until early November 2018, but then dropped amid worries about the U.S.-China trade dispute, softening global economic growth, the results of the U.S. mid-term elections that resulted in a divided Congress, and a broad flight to quality into U.S. Treasuries as the stock market sold off. Nevertheless, the Fed raised short-term interest rates in December 2018. At the same time, Fed policymakers decreased the number of interest rate increases they planned in 2019 from three to two and stated that future moves would be data dependent. This signaled to the fixed income market that the Fed might "pause" interest rate increases in the future. In March 2019, the Fed remained on hold and said it would maintain a larger balance sheet. (The Fed, which has been trimming its balance sheet by decreasing the reinvestment of maturing holdings of U.S. Treasury and government-sponsored mortgage-backed securities, revealed it would

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    end this "quantitative tightening" by the end of 2019.) In May 2019, ongoing trade issues, including a new dispute with Mexico, fueled a further decline in U.S. Treasury yields as investors worried that trade disruptions could dampen U.S. and global economic growth. At the end of reporting period, the fixed income market was anticipating four Fed rate cuts by 2020, with some observers expecting the first to come in September 2019.

    As yields fell, bond prices rose. The U.S. Treasury yield curve flattened, with longer-term yields falling more than shorter- and intermediate-term yields. The two-year U.S. Treasury yield fell 51 basis points to end the reporting period at 1.92%, while the 10-year U.S. Treasury yield dropped 73 basis points to finish the period at 2.13%. (A basis point is 1/100(th) of a percentage point.) In addition, in the closing weeks of the reporting period, the short end of the U.S. Treasury yield curve inverted, as yields of one year and less rose above two-year yields. Yield curve inversions have preceded many, though not all, U.S. recessions.

    Residential mortgage interest rates, which have historically been tied to the 10-year U.S. Treasury yield, fell during the reporting period overall. The interest rate on a 15-year residential mortgage started the period at 4.06%, rose to a high of 4.36% in November 2018, and declined to end the period at 3.46%. The interest rate on a 30-year residential mortgage increased from 4.56% at the beginning of the period to a high of 4.94% during November 2018 and dropped to 3.99% by the end of the period. As for the U.S. housing market, demand was strong at the start of the reporting period, even as residential mortgage rates climbed. Homebuyers were incentivized to purchase houses before rates climbed further. By the fall, the market had softened, as higher mortgage interest rates and home-price appreciation appeared to keep some buyers on the sidelines. The market remained weak, even as mortgage rates declined, perhaps due to concerns about the U.S. economic outlook.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA GOVERNMENT SECURITIES FUND

================================================================================

o HOW DID THE USAA GOVERNMENT SECURITIES FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended May 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares had total returns of 5.56%, 5.65%, 5.37%, and 5.68%, respectively. This compares to a total return of 5.38% for the Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index (the Index) and 5.62% for the Lipper Intermediate U.S. Government Funds Index.

    Effective July 1, 2019, Victory Capital serves as the Fund's investment adviser. Prior to July 1, 2019, AMCO served as the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

    During the reporting period, the Fund benefited from its holdings of longer-duration commercial mortgage-backed securities (CMBS), as longer-term securities outperformed shorter-term securities during the reporting period. For the same reason, investments in longer-duration municipal bonds added to returns. The Fund also was helped by its underweight position in mortgage passthrough securities, which underperformed as market volatility increased and as prepayments increased due to falling mortgage rates. Additionally, the Fund's allocation to shorter-duration U.S. Treasury securities detracted from performance, as did its investments in seasoned higher-coupon shorter-term Ginnie Mae mortgage-backed securities.

    During the reporting period, we continued to diversify the Fund, partly through purchases of floating-rate asset-backed securities. We also invested in longer-duration CMBS and municipal bonds as we sought to

    Refer to page 5 for benchmark definitions.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    decrease the portfolio' exposure to extension risk. (Extension risk is the risk that mortgage prepayments will decelerate, causing the average life of a mortgage to lengthen--or, extend--and become more sensitive to upward interest rate movement.) In addition, we purchased shorter-duration U.S. Treasuries to improve the Fund's liquidity.

    Thank you for allowing us to help you manage your investments.

    While the value of the USAA Government Securities Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares are not guaranteed by the U.S. government, the Fund endeavors to maintain low-to-moderate fluctuation of share price.

    Shares of the USAA Government Securities Fund are not individually backed by the full faith and credit of the U.S. government. o Mortgage-backed securities have prepayment, extension, credit, and interest rate risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

    Refer to the Portfolio of Investments for complete list of securities.

================================================================================

4  | USAA GOVERNMENT SECURITIES FUND

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 o

------------------------------------------------------------------------------------------------------
                                                                               SINCE         INCEPTION
                                            1 YEAR     5 YEAR     10 YEAR    INCEPTION*         DATE
------------------------------------------------------------------------------------------------------
Fund Shares                                  5.56%      1.91%       2.65%          -                -
Institutional Shares                         5.65%         -           -        2.01%         8/07/15
Adviser Shares                               5.37%      1.65%          -        1.76%         8/01/10
R6 Shares                                    5.68%         -           -        2.55%        12/01/16
Lipper Intermediate U.S.
  Government Funds Index**
  (reflects no deduction
  for taxes)                                 5.62%      1.92%       2.93%          -                -
Bloomberg Barclays
  U.S. Aggregate Government
  Intermediate & Mortgage-
  Backed Securities Index***
  (reflects no deduction
  for fees, expenses, or taxes)              5.38%      2.08%       2.70%          -                -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged Lipper Intermediate U.S. Government Funds Index is considered representative of intermediate U.S. government funds.

***The unmanaged Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index consists of intermediate U.S. Treasury and Agency unsecured notes and securities backed by pools of mortgages issued by U.S. Government Agencies, GNMA, Fannie Mae, or Freddie Mac.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MAY 31, 2019

-----------------------------------------------------------------------------------------------------
                                TOTAL RETURN       =      DIVIDEND RETURN        +       PRICE CHANGE
-----------------------------------------------------------------------------------------------------
10 YEARS                           2.65%           =           2.78%             +          -0.13%
5 YEARS                            1.91%           =           2.27%             +          -0.36%
1 YEAR                             5.56%           =           2.52%             +           3.04%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE 10-YEAR PERIOD ENDED MAY 31, 2019

                                                                       CHANGE IN
                         TOTAL                  DIVIDEND                 SHARE
                         RETURN                 RETURN                   PRICE
5/31/2010                6.15%                   3.94%                   2.21%
5/31/2011                4.93%                   3.85%                   1.08%
5/31/2012                4.24%                   3.27%                   0.97%
5/31/2013               -0.36%                   2.72%                  -3.08%
5/31/2014                2.20%                   2.80%                  -0.60%
5/31/2015                2.78%                   2.58%                   0.20%
5/31/2016                1.80%                   2.20%                  -0.40%
5/31/2017                0.62%                   2.02%                  -1.40%
5/31/2018               -1.09%                   2.05%                  -3.14%
5/31/2019                5.56%                   2.52%                   3.04%

NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                               BLOOMBERG BARCLAYS
                                                 U.S. AGGREGATE
                   LIPPER INTERMEDIATE       GOVERNMENT INTERMEDIATE
                     U.S. GOVERNMENT           & MORTGAGE-BACKED                USAA GOVERNMENT
                       FUNDS INDEX              SECURITIES INDEX             SECURITIES FUND SHARES
05/31/09               $10,000.00                  $10,000.00                     $10,000.00
06/30/09                 9,919.39                    9,994.70                      10,004.00
07/31/09                 9,965.89                   10,059.35                      10,099.00
08/31/09                10,211.48                   10,125.06                      10,170.00
09/30/09                10,265.27                   10,195.30                      10,222.00
10/31/09                10,350.60                   10,245.65                      10,285.00
11/30/09                10,444.28                   10,374.26                      10,391.00
12/31/09                10,258.62                   10,207.73                      10,282.00
01/31/10                10,426.13                   10,342.12                      10,391.00
02/28/10                10,445.36                   10,372.59                      10,411.00
03/31/10                10,449.83                   10,344.44                      10,422.00
04/30/10                10,570.87                   10,412.31                      10,489.00
05/31/10                10,679.51                   10,532.35                      10,615.00
06/30/10                10,854.25                   10,661.08                      10,711.00
07/31/10                10,949.28                   10,746.40                      10,809.00
08/31/10                11,116.65                   10,814.85                      10,810.00
09/30/10                11,137.63                   10,809.99                      10,781.00
10/31/10                11,171.61                   10,881.43                      10,888.00
11/30/10                11,099.83                   10,838.67                      10,878.00
12/31/10                10,928.40                   10,733.98                      10,839.00
01/31/11                10,933.50                   10,752.66                      10,848.00
02/28/11                10,934.77                   10,752.79                      10,882.00
03/31/11                10,940.82                   10,764.91                      10,894.00
04/30/11                11,067.01                   10,876.91                      11,015.00
05/31/11                11,220.17                   10,998.06                      11,133.00
06/30/11                11,191.50                   10,999.29                      11,145.00
07/31/11                11,365.29                   11,121.93                      11,231.00
08/31/11                11,593.38                   11,281.27                      11,361.00
09/30/11                11,701.93                   11,305.27                      11,362.00
10/31/11                11,660.11                   11,294.98                      11,379.00
11/30/11                11,691.72                   11,324.15                      11,420.00
12/31/11                11,797.07                   11,393.43                      11,485.00
01/31/12                11,878.44                   11,446.16                      11,501.00
02/29/12                11,836.97                   11,425.48                      11,497.00
03/31/12                11,767.21                   11,401.00                      11,514.00
04/30/12                11,911.63                   11,490.54                      11,575.00
05/31/12                12,046.37                   11,548.55                      11,606.00
06/30/12                12,028.69                   11,546.71                      11,613.00
07/31/12                12,144.70                   11,626.24                      11,697.00
08/31/12                12,157.25                   11,635.20                      11,706.00
09/30/12                12,159.64                   11,645.35                      11,730.00
10/31/12                12,145.72                   11,626.43                      11,701.00
11/30/12                12,185.14                   11,640.63                      11,707.00
12/31/12                12,148.67                   11,636.41                      11,709.00
01/31/13                12,076.27                   11,585.84                      11,665.00
02/28/13                12,134.24                   11,629.66                      11,703.00
03/31/13                12,139.42                   11,643.20                      11,707.00
04/30/13                12,218.84                   11,699.18                      11,745.00
05/31/13                12,025.46                   11,553.72                      11,566.00
06/30/13                11,855.39                   11,452.77                      11,464.00
07/31/13                11,849.70                   11,455.51                      11,422.00
08/31/13                11,785.89                   11,412.60                      11,405.00
09/30/13                11,892.90                   11,530.85                      11,510.00
10/31/13                11,952.85                   11,589.93                      11,572.00
11/30/13                11,925.93                   11,554.65                      11,565.00
12/31/13                11,831.57                   11,482.66                      11,511.00
01/31/14                11,987.55                   11,615.88                      11,655.00
02/28/14                12,020.40                   11,647.27                      11,706.00
03/31/14                11,986.03                   11,605.38                      11,661.00
04/30/14                12,054.64                   11,677.23                      11,734.00
05/31/14                12,146.57                   11,783.47                      11,820.00
06/30/14                12,147.73                   11,789.60                      11,834.00
07/31/14                12,119.44                   11,741.54                      11,788.00
08/31/14                12,201.48                   11,830.94                      11,886.00
09/30/14                12,161.38                   11,800.39                      11,864.00
10/31/14                12,240.50                   11,897.58                      11,940.00
11/30/14                12,315.63                   11,965.77                      11,999.00
12/31/14                12,314.28                   11,957.43                      11,989.00
01/31/15                12,545.84                   12,107.06                      12,109.00
02/28/15                12,418.32                   12,041.43                      12,087.00
03/31/15                12,484.51                   12,096.33                      12,147.00
04/30/15                12,461.47                   12,092.65                      12,136.00
05/31/15                12,438.77                   12,094.74                      12,148.00
06/30/15                12,348.33                   12,027.20                      12,088.00
07/31/15                12,427.81                   12,087.99                      12,113.00
08/31/15                12,421.79                   12,096.26                      12,110.00
09/30/15                12,509.74                   12,177.58                      12,181.00
10/31/15                12,482.69                   12,160.17                      12,156.00
11/30/15                12,446.41                   12,130.89                      12,128.00
12/31/15                12,413.91                   12,116.59                      12,102.00
01/31/16                12,624.59                   12,292.78                      12,244.00
02/29/16                12,699.34                   12,346.73                      12,314.00
03/31/16                12,740.91                   12,376.11                      12,336.00
04/30/16                12,738.53                   12,383.42                      12,358.00
05/31/16                12,729.79                   12,381.19                      12,366.00
06/30/16                12,935.25                   12,522.20                      12,486.00
07/31/16                12,960.34                   12,536.47                      12,506.00
08/31/16                12,909.98                   12,512.57                      12,489.00
09/30/16                12,935.89                   12,539.96                      12,524.00
10/31/16                12,852.16                   12,492.43                      12,469.00
11/30/16                12,582.17                   12,280.62                      12,278.00
12/31/16                12,563.73                   12,278.74                      12,251.00
01/31/17                12,593.18                   12,289.94                      12,270.00
02/28/17                12,642.02                   12,336.24                      12,304.00
03/31/17                12,644.02                   12,341.17                      12,301.00
04/30/17                12,721.16                   12,413.21                      12,371.00
05/31/17                12,789.50                   12,475.16                      12,443.00
06/30/17                12,757.07                   12,434.44                      12,403.00
07/31/17                12,795.73                   12,481.75                      12,449.00
08/31/17                12,896.93                   12,564.80                      12,520.00
09/30/17                12,810.78                   12,512.67                      12,453.00
10/31/17                12,799.22                   12,502.41                      12,449.00
11/30/17                12,767.85                   12,473.62                      12,406.00
12/31/17                12,785.27                   12,494.28                      12,416.00
01/31/18                12,638.57                   12,362.51                      12,296.00
02/28/18                12,565.64                   12,305.36                      12,240.00
03/31/18                12,637.51                   12,376.16                      12,301.00
04/30/18                12,556.39                   12,309.33                      12,232.00
05/31/18                12,644.68                   12,391.84                      12,307.00
06/30/18                12,648.84                   12,393.88                      12,304.00
07/31/18                12,619.97                   12,374.79                      12,288.00
08/31/18                12,697.41                   12,448.96                      12,365.00
09/30/18                12,603.46                   12,379.73                      12,296.00
10/31/18                12,563.85                   12,345.57                      12,257.00
11/30/18                12,663.85                   12,442.33                      12,350.00
12/31/18                12,878.36                   12,645.82                      12,545.00
01/31/19                12,951.80                   12,721.00                      12,623.00
02/28/19                12,931.44                   12,710.94                      12,635.00
03/31/19                13,136.83                   12,879.63                      12,806.00
04/30/19                13,121.24                   12,879.40                      12,806.00
05/31/19                13,355.93                   13,057.77                      12,993.00

                                   [END CHART]

                       Data from 5/31/09 through 5/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o ASSET ALLOCATION - 5/31/19 o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. GOVERNMENT AGENCY ISSUES                                              66.4%
U.S. TREASURY SECURITIES                                                   25.3%
ASSET-BACKED SECURITIES                                                     4.0%
MUNICIPAL OBLIGATIONS                                                       3.2%
MONEY MARKET INSTRUMENTS                                                    0.8%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

8  | USAA GOVERNMENT SECURITIES FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust (Trust). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby AMCO was acquired by Victory Holdings, the parent company of Victory Capital.

                           NUMBER OF SHARES VOTING
----------------------------------------------------------------------------
   FOR                             AGAINST                          ABSTAIN
----------------------------------------------------------------------------
90,885,060                        2,515,090                        1,557,725

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested trustee" as defined in the Investment Company Act of 1940, as amended (1940
Act); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                         NUMBER OF SHARES VOTING
-------------------------------------------------------------------------------
TRUSTEES                             FOR                         VOTES WITHHELD
-------------------------------------------------------------------------------
David C. Brown                  8,299,565,565                      820,887,736
John C. Walters                 8,317,935,885                      802,517,416

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2019:

                                 QUALIFIED INTEREST
                                       INCOME
                                 ------------------
                                     $23,383,000
                                 ------------------

For the fiscal year ended May 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA GOVERNMENT SECURITIES FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GOVERNMENT SECURITIES FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Government Securities Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 23, 2019

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2019

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                              COUPON                           VALUE
(000)        SECURITY                                                RATE          MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             BONDS (98.9%)

             ASSET-BACKED SECURITIES (4.0%)

             ASSET BACKED SECURITIES (4.0%)
             ------------------------------
             STUDENT LOAN ABS (4.0%)
$    2,924   Navient Student Loan Trust
               (1 mo. LIBOR + 0.51%)                                2.94%(a)      6/25/2031     $    2,886
     1,508   Navient Student Loan Trust
               (1 mo. LIBOR + 1.05%)(b)                             3.48(a)       6/25/2065          1,517
     2,664   Navient Student Loan Trust
               (1 mo. LIBOR + 0.75%)(b)                             3.18(a)       3/25/2066          2,682
     4,357   Navient Student Loan Trust
               (1 mo. LIBOR + 0.33%)(b)                             2.76(a)      12/27/2067          4,360
     5,157   Nelnet Student Loan Trust
               (1 mo. LIBOR + 0.60%)(b)                             3.03(a)       2/27/2051          5,171
     3,292   Nelnet Student Loan Trust
               (3 mo. LIBOR + 0.25%)                                2.85(a)       6/25/2041          3,067
     2,979   PHEAA Student Loan Trust
               (3 mo. LIBOR + 1.10%)(b)                             3.70(a)       6/25/2038          3,004
     7,000   SLC Student Loan Trust
               (3 mo. LIBOR + 0.15%)                                2.76(a)      12/15/2039          6,674
       321   SLM Student Loan Trust
               (3 mo. LIBOR + 0.11%)                                2.69(a)      10/27/2025            320
     4,370   SLM Student Loan Trust
               (3 mo. LIBOR + 0.14%)                                2.72(a)      10/25/2028          4,350
     3,780   SLM Student Loan Trust
               (1 mo. LIBOR + 0.65%)                                3.08(a)       6/25/2055          3,752
     4,732   SLM Student Loan Trust
               (3 mo. LIBOR + 0.20%)                                2.78(a)       1/25/2070          4,431
     1,375   SunTrust Student Loan Trust
               (3 mo. LIBOR + 0.27%)(b)                             2.85(a)      10/28/2037          1,243
                                                                                                ----------
             Total Asset Backed Securities                                                          43,457
                                                                                                ----------
             Total Asset-Backed Securities (cost: $43,493)                                          43,457
                                                                                                ----------

             MUNICIPAL OBLIGATIONS (3.2%)

             CONNECTICUT (0.5%)
             ------------------
     5,000   State                                                  2.92          8/01/2023          5,066
                                                                                                ----------

================================================================================

12  | USAA GOVERNMENT SECURITIES FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                              COUPON                           VALUE
(000)        SECURITY                                                RATE          MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             KANSAS (0.3%)
             -------------
$    3,000   Dev. Finance Auth.                                      3.94%        4/15/2026     $    3,249
                                                                                                ----------
             NEW YORK (1.3%)
             ---------------
     9,530   City of New York Transitional Finance
               Auth. Future Tax Secured Revenue                      2.85         8/01/2024          9,713
     5,000   Port Authority of New York & New Jersey                 2.53        10/15/2020          5,020
                                                                                                ----------
                                                                                                    14,733
                                                                                                ----------
             TEXAS (1.1%)
             ------------
     1,530   City of Houston Combined Utility System Revenue         3.72        11/15/2028          1,653
     3,000   City of Houston Combined Utility System Revenue         3.82        11/15/2029          3,240
     3,000   State                                                   2.83        10/01/2025          3,067
     4,000   State                                                   3.01        10/01/2026          4,112
                                                                                                ----------
                                                                                                    12,072
                                                                                                ----------
             Total Municipal Obligations (cost: $33,869)                                            35,120
                                                                                                ----------

             U.S. GOVERNMENT AGENCY ISSUES (66.4%)(c)

             GOVERNMENT (1.7%)
             -----------------
             SOVEREIGN (1.7%)
    18,000   Fannie Mae(+)                                           2.13         4/24/2026         17,958
                                                                                                ----------
             MORTGAGE SECURITIES (64.7%)
             ---------------------------
             AGENCY COLLATERAL CMO (1.2%)
     3,333   Fannie Mae(+)                                           1.50         7/25/2027          3,253
     1,587   Fannie Mae(+)                                           1.38         9/25/2027          1,538
     1,235   Fannie Mae(+)                                           1.50         9/25/2027          1,189
     1,289   Fannie Mae(+)                                           1.50         9/25/2027          1,249
     1,428   Fannie Mae(+)                                           1.50        10/25/2027          1,379
     1,452   Fannie Mae(+) (1 mo. LIBOR + 0.30%)                     2.73(a)      4/25/2035          1,448
     1,023   Fannie Mae(+) (1 mo. LIBOR + 0.30%)                     2.73(a)      8/25/2037          1,022
     1,926   Freddie Mac(+)                                          2.00         9/15/2026          1,899
                                                                                                ----------
                                                                                                    12,977
                                                                                                ----------
             AGENCY COLLATERAL PAC CMO (0.2%)
       847   Freddie Mac(+) (1 mo. LIBOR + 0.30%)                    2.74(a)      3/15/2036            844
     1,316   Freddie Mac(+) (1 mo. LIBOR + 0.55%)                    2.99(a)     10/15/2041          1,326
                                                                                                ----------
                                                                                                     2,170
                                                                                                ----------
             COMMERCIAL MBS (35.6%)
        91   Fannie Mae(+)                                           1.65         9/25/2019             90
     1,479   Fannie Mae(+)                                           3.22(d)      7/25/2023          1,524
     5,000   Fannie Mae(+)                                           2.16        10/25/2023          4,978
     2,356   Fannie Mae(+)                                           2.71(d)      6/25/2025          2,391

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                              COUPON                           VALUE
(000)        SECURITY                                                RATE          MATURITY          (000)
----------------------------------------------------------------------------------------------------------
$    1,603   Fannie Mae(+)                                           2.42%(d)     9/25/2026     $    1,614
     4,000   Fannie Mae(+)                                           3.06(d)      5/25/2027          4,144
     6,250   Fannie Mae(+)                                           3.08(d)      6/25/2027          6,491
     2,842   Fannie Mae(+)                                           3.04(d)      3/25/2028          2,931
     8,049   Fannie Mae(+)                                           3.38(d)      7/25/2028          8,514
     2,892   Freddie Mac(+)                                          4.08(d)     11/25/2020          2,945
     4,941   Freddie Mac(+)                                          2.86         1/25/2021          4,971
     2,250   Freddie Mac(+)                                          2.27         3/25/2022          2,258
     2,234   Freddie Mac(+)                                          1.69         4/25/2022          2,215
     4,000   Freddie Mac(+)                                          2.72         6/25/2022          4,052
     3,000   Freddie Mac(+)                                          2.36         7/25/2022          3,012
    10,000   Freddie Mac(+)                                          2.31         8/25/2022         10,029
     5,000   Freddie Mac(+)                                          2.51        11/25/2022          5,050
     5,000   Freddie Mac(+)                                          2.64         1/25/2023          5,072
     3,000   Freddie Mac(+)                                          3.32         2/25/2023          3,114
     3,000   Freddie Mac(+)                                          2.41         3/25/2023          3,015
     5,000   Freddie Mac(+)                                          3.00         1/25/2024          5,145
    10,030   Freddie Mac(+)                                          3.49         1/25/2024         10,541
     3,000   Freddie Mac(+)                                          3.39         3/25/2024          3,142
    20,000   Freddie Mac(+)                                          2.95         7/25/2024         20,548
     3,210   Freddie Mac(+)                                          2.60         1/25/2025          3,243
     3,000   Freddie Mac(+)                                          3.02         1/25/2025          3,100
     5,000   Freddie Mac(+)                                          3.59         1/25/2025          5,301
    10,000   Freddie Mac(+)                                          3.28(d)      6/25/2025         10,472
     4,433   Freddie Mac(+)                                          2.20         7/25/2025          4,409
     4,000   Freddie Mac(+)                                          3.01         7/25/2025          4,129
    30,000   Freddie Mac(+)                                          3.37         7/25/2025         31,242
    15,000   Freddie Mac(+)                                          3.75         8/25/2025         16,063
    20,000   Freddie Mac(+)                                          3.31         9/25/2025         20,997
     5,000   Freddie Mac(+)                                          3.75         9/25/2025          5,337
     7,709   Freddie Mac(+)                                          2.85         3/25/2026          7,797
     5,000   Freddie Mac(+)                                          2.53         5/25/2026          5,017
    17,000   Freddie Mac(+)                                          2.57         7/25/2026         17,081
     5,000   Freddie Mac(+)                                          2.65         8/25/2026          5,046
     2,333   Freddie Mac(+)                                          3.01         8/25/2026          2,394
     4,500   Freddie Mac(+)                                          3.12(d)      9/25/2026          4,685
     4,000   Freddie Mac(+)                                          3.35(d)     11/25/2026          4,217
     3,000   Freddie Mac(+)                                          3.12         6/25/2027          3,124
     9,274   Freddie Mac(+)                                          3.19         7/25/2027          9,694
     2,879   Freddie Mac(+)                                          3.19(d)      9/25/2027          3,007
     5,000   Freddie Mac(+)                                          3.29        11/25/2027          5,265
     7,000   Freddie Mac(+)                                          3.90         4/25/2028          7,693
    30,000   Freddie Mac(+)                                          3.93(d)      7/25/2028         33,126

================================================================================

14  | USAA GOVERNMENT SECURITIES FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                              COUPON                           VALUE
(000)        SECURITY                                                RATE          MATURITY          (000)
----------------------------------------------------------------------------------------------------------
$   13,000   Freddie Mac(+)                                          3.90%(d)     8/25/2028     $   14,303
     5,000   Freddie Mac(+)                                          3.92(d)      9/25/2028          5,519
    10,000   Freddie Mac(+)                                          3.78(d)     10/25/2028         10,905
     9,706   Freddie Mac(+)                                          4.06(d)     10/25/2028         10,810
    12,500   Freddie Mac(+)                                          3.85         6/25/2051         13,713
                                                                                                ----------
                                                                                                   385,475
                                                                                                ----------
             FGLMC COLLATERAL (11.2%)
        41   Freddie Mac(+)                                          5.00         1/01/2021             42
     5,526   Freddie Mac(+)                                          3.00         3/01/2032          5,613
     8,103   Freddie Mac(+)                                          3.00         2/01/2033          8,227
     7,075   Freddie Mac(+)                                          3.00         9/01/2033          7,183
    10,066   Freddie Mac(+)                                          3.00        10/01/2033         10,219
    22,606   Freddie Mac(+)                                          3.50        10/01/2033         23,254
    13,308   Freddie Mac(+)                                          4.00        10/01/2033         13,763
       508   Freddie Mac(+)                                          5.50        12/01/2035            560
     1,423   Freddie Mac(+)                                          4.00         9/01/2040          1,483
     5,456   Freddie Mac(+)                                          3.50         5/01/2042          5,611
     4,511   Freddie Mac(+)                                          3.00         6/01/2042          4,556
    18,422   Freddie Mac(+)                                          4.00         7/01/2048         19,095
     9,427   Freddie Mac(+)                                          3.50         8/01/2048          9,639
     4,626   Freddie Mac(+)                                          4.00         8/01/2048          4,785
     7,116   Freddie Mac(+)                                          4.50         9/01/2048          7,439
                                                                                                ----------
                                                                                                   121,469
                                                                                                ----------
             FNMA COLLATERAL (4.7%)
     9,417   Fannie Mae(+)                                           1.58         1/01/2020          9,354
    10,000   Fannie Mae(+)                                           2.63         9/01/2021         10,078
    20,420   Fannie Mae(+)                                           2.42        11/01/2022         20,643
     8,265   Fannie Mae(+)                                           2.50         4/01/2023          8,398
     2,114   Fannie Mae(+)                                           2.54         5/01/2023          2,151
                                                                                                ----------
                                                                                                    50,624
                                                                                                ----------
             GNMA COLLATERAL (4.8%)
         6   Government National Mortgage Assn. I                    8.50         6/15/2021              6
         3   Government National Mortgage Assn. I                    9.00         7/15/2021              3
       210   Government National Mortgage Assn. I                    6.00         8/15/2022            215
        23   Government National Mortgage Assn. I                    8.00         6/15/2023             25
       414   Government National Mortgage Assn. I                    4.50         5/15/2024            425
       462   Government National Mortgage Assn. I                    4.50         9/15/2024            475
       356   Government National Mortgage Assn. I                    4.50         9/15/2024            366
       494   Government National Mortgage Assn. I                    4.50        10/15/2024            508
       427   Government National Mortgage Assn. I                    4.50        10/15/2024            439
       116   Government National Mortgage Assn. I                    7.00         5/15/2027            130

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                              COUPON                           VALUE
(000)        SECURITY                                                RATE          MATURITY          (000)
----------------------------------------------------------------------------------------------------------
$      104   Government National Mortgage Assn. I                    8.00%        5/15/2027     $      110
        69   Government National Mortgage Assn. I                    7.50         2/15/2028             77
       227   Government National Mortgage Assn. I                    6.00         4/15/2028            253
        82   Government National Mortgage Assn. I                    6.50         5/15/2028             90
        21   Government National Mortgage Assn. I                    6.50         5/15/2028             23
         8   Government National Mortgage Assn. I                    6.75         5/15/2028              9
        49   Government National Mortgage Assn. I                    6.50         7/15/2028             55
        12   Government National Mortgage Assn. I                    7.00         7/15/2028             12
        26   Government National Mortgage Assn. I                    7.00         8/15/2028             29
        44   Government National Mortgage Assn. I                    6.50         9/15/2028             49
        65   Government National Mortgage Assn. I                    7.00         9/15/2028             70
        30   Government National Mortgage Assn. I                    6.00        11/15/2028             32
       123   Government National Mortgage Assn. I                    6.50        11/15/2028            134
         7   Government National Mortgage Assn. I                    6.50         1/15/2029              7
        22   Government National Mortgage Assn. I                    6.50         1/15/2029             24
       127   Government National Mortgage Assn. I                    6.00         2/15/2029            138
        15   Government National Mortgage Assn. I                    7.50         3/15/2029             17
        33   Government National Mortgage Assn. I                    7.50         4/15/2029             36
       291   Government National Mortgage Assn. I                    7.00         5/15/2029            322
       327   Government National Mortgage Assn. I                    7.00         6/15/2029            362
       131   Government National Mortgage Assn. I                    6.00         7/15/2029            146
        86   Government National Mortgage Assn. I                    7.50        10/15/2029             97
        18   Government National Mortgage Assn. I                    7.50        10/15/2029             19
        68   Government National Mortgage Assn. I                    8.00         7/15/2030             70
        22   Government National Mortgage Assn. I                    8.00         9/15/2030             25
         2   Government National Mortgage Assn. I                    7.50        12/15/2030              2
         9   Government National Mortgage Assn. I                    7.50         1/15/2031             10
       110   Government National Mortgage Assn. I                    6.50         3/15/2031            120
        28   Government National Mortgage Assn. I                    7.00         8/15/2031             28
        62   Government National Mortgage Assn. I                    7.00         9/15/2031             72
       205   Government National Mortgage Assn. I                    6.50        10/15/2031            225
        44   Government National Mortgage Assn. I                    7.00        10/15/2031             48
        19   Government National Mortgage Assn. I                    7.50        11/15/2031             20
       150   Government National Mortgage Assn. I                    6.50         1/15/2032            164
       230   Government National Mortgage Assn. I                    6.00         5/15/2032            252
        18   Government National Mortgage Assn. I                    7.00         6/15/2032             19
        86   Government National Mortgage Assn. I                    7.00         7/15/2032             94
       204   Government National Mortgage Assn. I                    6.50         8/15/2032            227
       747   Government National Mortgage Assn. I                    6.50         9/15/2032            871
       725   Government National Mortgage Assn. I                    6.00         1/15/2033            820
       316   Government National Mortgage Assn. I                    6.00         2/15/2033            358
       218   Government National Mortgage Assn. I                    6.00         7/15/2033            238
       220   Government National Mortgage Assn. I                    6.00         9/15/2033            244

================================================================================

16  | USAA GOVERNMENT SECURITIES FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                              COUPON                           VALUE
(000)        SECURITY                                                RATE          MATURITY          (000)
----------------------------------------------------------------------------------------------------------
$    1,928   Government National Mortgage Assn. I                    5.50%       10/15/2033     $    2,133
       850   Government National Mortgage Assn. I                    5.50        12/15/2033            940
       483   Government National Mortgage Assn. I                    5.50         7/15/2034            534
     1,207   Government National Mortgage Assn. I                    5.50        10/15/2035          1,336
       252   Government National Mortgage Assn. I                    6.00         3/15/2037            281
       168   Government National Mortgage Assn. I                    6.00         9/15/2037            183
       488   Government National Mortgage Assn. I                    5.50         3/15/2038            540
     1,039   Government National Mortgage Assn. I                    5.50         4/15/2038          1,138
       308   Government National Mortgage Assn. I                    6.00         5/15/2038            338
       483   Government National Mortgage Assn. I                    6.00         5/15/2038            536
       320   Government National Mortgage Assn. I                    6.00         9/15/2038            357
       355   Government National Mortgage Assn. I                    6.00        10/15/2038            394
       515   Government National Mortgage Assn. I                    6.00        12/15/2038            573
       325   Government National Mortgage Assn. I                    5.00         2/15/2039            347
     1,899   Government National Mortgage Assn. I                    5.50         6/15/2039          2,091
     3,154   Government National Mortgage Assn. I                    4.50         9/15/2039          3,369
     2,184   Government National Mortgage Assn. I                    4.50        11/15/2039          2,335
     3,365   Government National Mortgage Assn. I                    4.50        12/15/2039          3,599
     9,712   Government National Mortgage Assn. I                    4.50         2/15/2040         10,382
     2,007   Government National Mortgage Assn. I                    4.50         3/15/2040          2,139
     1,182   Government National Mortgage Assn. I                    4.50         6/15/2040          1,262
       709   Government National Mortgage Assn. I                    4.00         7/15/2040            744
     1,736   Government National Mortgage Assn. I                    4.50         7/15/2040          1,851
     1,089   Government National Mortgage Assn. I                    4.00         8/15/2040          1,143
     2,566   Government National Mortgage Assn. I                    4.00         9/15/2040          2,693
     2,082   Government National Mortgage Assn. I                    4.50         1/15/2041          2,220
                                                                                                ----------
                                                                                                    52,068
                                                                                                ----------
             GNMA2 COLLATERAL (2.6%)
         7   Government National Mortgage Assn. II                   8.00        12/20/2022              7
     1,085   Government National Mortgage Assn. II                   4.50         4/20/2024          1,131
       213   Government National Mortgage Assn. II                   8.00         8/20/2030            255
       237   Government National Mortgage Assn. II                   7.00         9/20/2030            276
       121   Government National Mortgage Assn. II                   6.00         3/20/2031            134
        48   Government National Mortgage Assn. II                   7.50         4/20/2031             57
        76   Government National Mortgage Assn. II                   6.50         5/20/2031             89
        56   Government National Mortgage Assn. II                   6.50         7/20/2031             64
       146   Government National Mortgage Assn. II                   6.50         8/20/2031            166
       212   Government National Mortgage Assn. II                   6.50         4/20/2032            248
       221   Government National Mortgage Assn. II                   6.50         6/20/2032            257
       322   Government National Mortgage Assn. II                   6.00         8/20/2032            364
       289   Government National Mortgage Assn. II                   6.00         9/20/2032            329
       273   Government National Mortgage Assn. II                   5.50         4/20/2033            299
       917   Government National Mortgage Assn. II                   5.00         5/20/2033            982

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                              COUPON                           VALUE
(000)        SECURITY                                                RATE          MATURITY          (000)
----------------------------------------------------------------------------------------------------------
$    1,107   Government National Mortgage Assn. II                   5.00%        7/20/2033     $    1,185
       298   Government National Mortgage Assn. II                   6.00        10/20/2033            339
       246   Government National Mortgage Assn. II                   6.00        12/20/2033            265
       968   Government National Mortgage Assn. II                   6.00         2/20/2034          1,103
       929   Government National Mortgage Assn. II                   5.50         3/20/2034          1,019
       853   Government National Mortgage Assn. II                   6.00         3/20/2034            970
       732   Government National Mortgage Assn. II                   5.00         6/20/2034            786
       670   Government National Mortgage Assn. II                   6.50         8/20/2034            782
       586   Government National Mortgage Assn. II                   6.00         9/20/2034            668
     1,612   Government National Mortgage Assn. II                   6.00        10/20/2034          1,834
       127   Government National Mortgage Assn. II                   6.00        11/20/2034            137
     3,274   Government National Mortgage Assn. II                   5.50         2/20/2035          3,592
     2,871   Government National Mortgage Assn. II                   5.50         4/20/2035          3,149
     1,362   Government National Mortgage Assn. II                   5.50         7/20/2035          1,508
     1,695   Government National Mortgage Assn. II                   5.00         9/20/2035          1,815
       558   Government National Mortgage Assn. II                   6.00         5/20/2036            631
       579   Government National Mortgage Assn. II                   5.50         1/20/2037            635
       361   Government National Mortgage Assn. II                   5.00         2/20/2037            386
     2,019   Government National Mortgage Assn. II                   4.00        11/20/2040          2,117
                                                                                                ----------
                                                                                                    27,579
                                                                                                ----------

             UMBS COLLATERAL (4.4%)(e)
       552   Fannie Mae(+)                                           3.50         5/01/2021            568
     3,497   Fannie Mae(+)                                           3.00         2/01/2027          3,561
     2,131   Fannie Mae(+)                                           3.00         2/01/2027          2,170
       760   Fannie Mae(+)                                           5.00        12/01/2035            816
       234   Fannie Mae(+)                                           5.50        11/01/2037            255
       359   Fannie Mae(+)                                           6.00         5/01/2038            401
     1,933   Fannie Mae(+)                                           4.00         8/01/2039          2,012
     3,460   Fannie Mae(+)                                           3.50         1/01/2042          3,556
     5,411   Fannie Mae(+)                                           3.50         5/01/2042          5,562
     4,627   Fannie Mae(+)                                           3.00         1/01/2048          4,647
     9,322   Fannie Mae(+)                                           3.50         2/01/2048          9,534
     9,366   Fannie Mae(+)                                           4.00         5/01/2048          9,711
     4,760   Fannie Mae(+)                                           3.00         8/01/2048          4,781
                                                                                                ----------
                                                                                                    47,574
                                                                                                ----------
             Total Mortgage Securities                                                             699,936
                                                                                                ----------
             Total U.S. Government Agency Issues (cost: $694,007)                                  717,894
                                                                                                ----------

================================================================================

18  | USAA GOVERNMENT SECURITIES FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                              COUPON                           VALUE
(000)        SECURITY                                                RATE          MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             U.S. TREASURY SECURITIES (25.3%)

             NOTES (25.3%)
$    6,000   U.S. Treasury Note                                      1.13%        2/28/2021     $    5,910
     8,500   U.S. Treasury Note                                      1.38         1/15/2020          8,451
     5,000   U.S. Treasury Note                                      1.38         6/30/2023          4,892
    10,000   U.S. Treasury Note                                      1.50         8/15/2020          9,924
    20,000   U.S. Treasury Note                                      1.63         8/31/2022         19,827
    10,000   U.S. Treasury Note                                      1.88         7/31/2022          9,992
    20,000   U.S. Treasury Note                                      1.88         8/31/2024         19,925
     3,000   U.S. Treasury Note                                      2.00         2/15/2022          3,008
    11,000   U.S. Treasury Note                                      2.00        11/30/2022         11,033
    20,000   U.S. Treasury Note                                      2.00         6/30/2024         20,049
     4,000   U.S. Treasury Note                                      2.00         2/15/2025          4,004
     3,000   U.S. Treasury Note                                      2.13         6/30/2021          3,012
    20,000   U.S. Treasury Note                                      2.13         6/30/2022         20,134
     5,000   U.S. Treasury Note                                      2.13        11/30/2023          5,040
     4,000   U.S. Treasury Note                                      2.13        11/30/2024          4,033
     4,500   U.S. Treasury Note                                      2.13         5/15/2025          4,532
     5,000   U.S. Treasury Note                                      2.25        11/15/2024          5,071
     6,000   U.S. Treasury Note                                      2.38         4/30/2020          6,005
     5,000   U.S. Treasury Note                                      2.63         8/31/2020          5,029
    20,000   U.S. Treasury Note                                      2.63         6/15/2021         20,277
    15,000   U.S. Treasury Note                                      2.63         7/15/2021         15,213
    12,000   U.S. Treasury Note                                      2.75        11/30/2020         12,122
    10,000   U.S. Treasury Note                                      2.75         8/15/2021         10,175
    35,000   U.S. Treasury Note                                      2.75         9/15/2021         35,658
    10,000   U.S. Treasury Note                                      2.88        11/15/2021         10,227
                                                                                                ----------
             Total U.S. Treasury Securities (cost: $270,958)                                       273,543
                                                                                                ----------
             Total Bonds (cost: $1,042,327)                                                      1,070,014
                                                                                                ----------
             MONEY MARKET INSTRUMENTS (0.8%)

             REPURCHASE AGREEMENTS (0.6%)
     5,746   Credit Agricole Corp., 2.47%, acquired 5/31/2019 and due on
               6/03/2019 at $5,746 (collateralized by $320 of Fannie Mae, 4.00%, due on 1/01/2049; $5,509 of Freddie Mac, 3.50% - 5.00%, due on
               9/01/2033 - 5/01/2049; combined market value $5,861)(c)
               (cost: $5,746)                                                                        5,746
                                                                                                ----------

             U.S. TREASURY SECURITIES (0.2%)

             BILLS (0.2%)(G)
     2,500   U.S. Treasury Bill (cost: $2,496)                       2.41%       6/27/2019           2,496
                                                                                                ----------
             Total Money Market Instruments (cost: $8,242)                                           8,242
                                                                                                ----------

             TOTAL INVESTMENTS (COST: $1,050,569)                                               $1,078,256
                                                                                                ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1         LEVEL 2         LEVEL 3               TOTAL
----------------------------------------------------------------------------------------------------------
Bonds:
  Asset-Backed Securities                     $      -        $ 43,457              $-          $   43,457
  Municipal Obligations                              -          35,120               -              35,120
  U.S. Government Agency Issues                      -         717,894               -             717,894
  U.S. Treasury Securities                     273,543               -               -             273,543

Money Market Instruments:
  Repurchase Agreements                              -           5,746               -               5,746
  U.S. Treasury Securities                           -           2,496               -               2,496
----------------------------------------------------------------------------------------------------------
Total                                         $273,543        $804,713              $-          $1,078,256
----------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At May 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

20  | USAA GOVERNMENT SECURITIES FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

    issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    LIBOR           London Interbank Offered Rate

o   SPECIFIC NOTES

    (a) Variable-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2019.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (c) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are

================================================================================

22  | USAA GOVERNMENT SECURITIES FUND

================================================================================

        neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (d) Stated interest rates may change slightly over time as underlying mortgages paydown.

    (e) Effective June 3, 2019, UMBS Collateral, new BICS industry, replaces FNMA Collateral, former BICS industry.

    (f) Rate represents the money market fund annualized seven-day yield at May 31, 2019.

    (g) Rate represents an annualized yield at time of purchase, not coupon rate.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,050,569)            $1,078,256
   Receivables:
      Capital shares sold                                                            230
      USAA Asset Management Company (Note 7)                                           7
      USAA Transfer Agency Company (Note 7)                                           84
      Interest                                                                     3,819
                                                                              ----------
            Total assets                                                       1,082,396
                                                                              ----------
LIABILITIES
   Payables:
      Capital shares redeemed                                                        266
      Dividends on capital shares                                                     27
      Accrued management fees                                                        113
      Accrued transfer agent's fees                                                    8
      Other accrued expenses and payables                                            159
                                                                              ----------
            Total liabilities                                                        573
                                                                              ----------
              Net assets applicable to capital shares outstanding             $1,081,823
                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                            $1,056,266
   Distributable earnings                                                         25,557
                                                                              ----------
              Net assets applicable to capital shares outstanding             $1,081,823
                                                                              ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $328,123/33,335 capital shares
          outstanding, no par value)                                          $     9.84
                                                                              ==========
      Institutional Shares (net assets of $742,233/75,391 capital shares
          outstanding, no par value)                                          $     9.85
                                                                              ==========
      Adviser Shares (net assets of $5,042/512 capital shares
          outstanding, no par value)                                          $     9.84
                                                                              ==========
      R6 Shares (net assets of $6,425/653 capital shares
          outstanding, no par value)                                          $     9.84
                                                                              ==========

See accompanying notes to financial statements.

================================================================================

24  | USAA GOVERNMENT SECURITIES FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                              $ 27,097
                                                                                --------
EXPENSES
   Management fees                                                                 1,218
   Administration and servicing fees:
      Fund Shares                                                                    484
      Institutional Shares                                                           595
      Adviser Shares                                                                   7
      R6 Shares                                                                        3
   Transfer agent's fees:
      Fund Shares                                                                    423
      Institutional Shares                                                           595
      R6 Shares                                                                        1
   Distribution and service fees (Note 7):
      Adviser Shares                                                                  12
   Custody and accounting fees:
      Fund Shares                                                                     72
      Institutional Shares                                                           128
      Adviser Shares                                                                   1
      R6 Shares                                                                        1
   Postage:
      Fund Shares                                                                     22
      Institutional Shares                                                             1
   Shareholder reporting fees:
      Fund Shares                                                                     22
      Institutional Shares                                                             1
   Trustees' fees                                                                     38
   Registration fees:
      Fund Shares                                                                     16
      Institutional Shares                                                            65
      Adviser Shares                                                                  15
      R6 Shares                                                                       17

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

      Professional fees                                                         $     85
      Other                                                                           20
                                                                                --------
            Total expenses                                                         3,842
                                                                                --------
      Expenses reimbursed:
         Adviser Shares                                                               (6)
         R6 Shares                                                                   (10)
                                                                                --------
            Net expenses                                                           3,826
                                                                                --------
NET INVESTMENT INCOME                                                             23,271
                                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss                                                                (457)
   Change in net unrealized appreciation/(depreciation)                           35,278
                                                                                --------
            Net realized and unrealized gain                                      34,821
                                                                                --------
   Increase in net assets resulting from operations                             $ 58,092
                                                                                ========

See accompanying notes to financial statements.

================================================================================

26  | USAA GOVERNMENT SECURITIES FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

----------------------------------------------------------------------------------------

                                                                        2019        2018
----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                          $   23,271    $ 12,550
   Net realized loss on investments                                     (457)       (137)
   Change in net unrealized appreciation/(depreciation)
      of investments                                                  35,278     (19,469)
                                                                  ----------------------
   Increase (decrease) in net assets resulting from operations        58,092      (7,056)
                                                                  ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS
      Fund Shares                                                     (7,783)     (7,636)
      Institutional Shares                                           (15,121)     (4,719)
      Adviser Shares                                                    (103)        (98)
      R6 Shares                                                         (158)       (131)
                                                                  ----------------------
         Distributions to shareholders                               (23,165)    (12,584)
                                                                  ----------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                       (14,972)    (45,928)
   Institutional Shares                                              465,978     125,461
   Adviser Shares                                                         89      (1,119)
   R6 Shares                                                            (110)      1,516
                                                                  ----------------------
      Total net increase in net assets from
         capital share transactions                                  450,985      79,930
                                                                  ----------------------
   Capital contribution from USAA Transfer
      Agency Company (Note 7):
      Fund Shares                                                          1           -
   Net increase in net assets                                        485,913      60,290

NET ASSETS
   Beginning of year                                                 595,910     535,620
                                                                  ----------------------
   End of year                                                    $1,081,823    $595,910
                                                                  ======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Government Securities Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors a high level of current income consistent with preservation of principal.

The Fund consists of four classes of shares: Government Securities Fund Shares (Fund Shares), Government Securities Fund Institutional Shares (Institutional Shares), Government Securities Fund Adviser Shares (Adviser Shares), and Government Securities Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional

================================================================================

28  | USAA GOVERNMENT SECURITIES FUND

================================================================================

Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Holdings, a global investment management firm headquartered in Cleveland, Ohio (the Transaction), on July 1, 2019.

A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management, Inc. (Victory Capital), an independent investment management company. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. Repurchase agreements are valued at cost.

    4. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

30  | USAA GOVERNMENT SECURITIES FUND

================================================================================

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At May 31, 2019, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

================================================================================

32  | USAA GOVERNMENT SECURITIES FUND

================================================================================

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended May 31, 2019, the Fund paid CAPCO facility fees of $7,000, which represents 1.1% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2019, and 2018, was as follows:

                                    2019                         2018
                                 ---------------------------------------
Ordinary income*                 $23,165,000                 $12,584,000

As of May 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                             $   174,000
Accumulated capital and other losses                        (2,278,000)
Unrealized appreciation of investments                      27,688,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

34  | USAA GOVERNMENT SECURITIES FUND

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2019, the Fund had net capital loss carryforwards of $2,278,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                               CAPITAL LOSS CARRYFORWARDS
                      --------------------------------------------
                                      TAX CHARACTER
                      --------------------------------------------
                      (NO EXPIRATION)                    BALANCE
                      ---------------                   ----------
                        Short-Term                      $1,533,000
                         Long-Term                         745,000
                                                        ----------
                             Total                      $2,278,000
                                                        ==========

TAX BASIS OF INVESTMENTS - At May 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                             NET
                                            GROSS           GROSS         UNREALIZED
                                          UNREALIZED      UNREALIZED    APPRECIATION /
FUND                  TAX COST           APPRECIATION    DEPRECIATION   (DEPRECIATION)
--------------------------------------------------------------------------------------
USAA Government
  Securities Fund  $1,050,569,000        $29,370,000     $(1,682,000)    $27,688,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2019, were $508,991,000 and $84,828,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

including short-term securities, during the year ended May 31, 2019 were as follows:

PURCHASES                         SALES                     NET REALIZED GAIN (LOSS)
------------------------------------------------------------------------------------
$20,004,000                        $-                                 $-

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At May 31, 2019, the Fund had no securities on loan.

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

36  | USAA GOVERNMENT SECURITIES FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                             YEAR ENDED                YEAR ENDED
                                            MAY 31, 2019              MAY 31, 2018
--------------------------------------------------------------------------------------
                                          SHARES      AMOUNT        SHARES     AMOUNT
                                          --------------------------------------------
FUND SHARES:
Shares sold                                3,829     $ 36,701        3,616    $ 35,139
Shares issued from reinvested dividends      751        7,207          720       6,989
Shares redeemed                           (6,159)     (58,880)      (9,079)    (88,056)
                                          --------------------------------------------
Net decrease from capital
 share transactions                       (1,579)    $(14,972)      (4,743)   $(45,928)
                                          ============================================
INSTITUTIONAL SHARES:
Shares sold                               49,953     $474,117       13,094    $128,756
Shares issued from reinvested dividends    1,582       15,202          488       4,719
Shares redeemed                           (2,450)     (23,341)        (829)     (8,014)
                                          --------------------------------------------
Net increase from capital
 share transactions                       49,085     $465,978       12,753    $125,461
                                          ============================================
ADVISER SHARES:
Shares sold                                   11     $    110            7    $     69
Shares issued from reinvested dividends        -**          3            1          11
Shares redeemed                               (2)         (24)        (123)*    (1,199)*
                                          --------------------------------------------
Net increase (decrease) from capital
 share transactions                            9     $     89         (115)   $ (1,119)
                                          ============================================
R6 SHARES:
Shares sold                                   15     $    147          458    $  4,422
Shares issued from reinvested dividends        4           35            2          21
Shares redeemed                              (31)        (292)        (305)     (2,927)
                                          --------------------------------------------
Net increase (decrease) from capital
 share transactions                          (12)    $   (110)         155    $  1,516
                                          ============================================

* Net of redemption fees, if any.
** Represents less than 500 shares.

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended May 31, 2019, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Intermediate U.S. Government Funds Index. The Lipper Intermediate U.S. Government Funds Index measures the total return performance of funds tracked by Lipper that invest 65% of fund assets in securities issued or guaranteed by the U.S. government, its agency, or its instrumentalities, with dollar-weighted average maturities of five to ten years. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the R6 Shares includes the performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

     OVER/UNDER PERFORMANCE
     RELATIVE TO INDEX                          ANNUAL ADJUSTMENT RATE
     (IN BASIS POINTS)(1)                       (IN BASIS POINTS)(1)
     -----------------------------------------------------------------
     +/- 20 to 50                               +/- 4
     +/- 51 to 100                              +/- 5
     +/- 101 and greater                        +/- 6

     (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years).

================================================================================

38  | USAA GOVERNMENT SECURITIES FUND

================================================================================

The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate U.S. Government Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended May 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $1,218,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $23,000, $35,000, $(1,000) and less than $500, respectively. For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Share, the performance adjustments were 0.01%, 0.01%, (0.03)% and less than 0.01%, respectively. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. For the year ended May 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $484,000, $595,000, $7,000, and $3,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended
May 31, 2019, the Fund reimbursed the Manager $4,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

EXPENSE LIMITATION - The Manager agreed, through September 30, 2019, to limit the total annual operating expenses of the Adviser Shares and R6 Shares to 0.75% and 0.35%, respectively, of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares and R6 Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through September 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2019, the Fund incurred reimbursable expenses from the Manager for the Adviser Shares and R6 Shares of $6,000, and $10,000, respectively, of which $7,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average daily net assets, plus out-of-pocket expenses. For the year ended May 31, 2019, the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $423,000, $595,000, less than $500, and $1,000, respectively. Additionally, the Fund Shares, Adviser Shares, and R6 Shares recorded a capital contribution and a receivable from SAS of $1,000, less than $500, and less than $500, respectively at May 31, 2019, for adjustments related to corrections to certain shareholder transactions. Additionally, the Institutional Shares recorded a receivable of $84,000 for SAS adjustments to income distribution payable. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the

================================================================================

40  | USAA GOVERNMENT SECURITIES FUND

================================================================================

Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $12,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 16 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of May 31, 2019, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                 3.6
Target Retirement Income                                                 9.6
Target Retirement 2020                                                  13.5
Target Retirement 2030                                                  20.3
Target Retirement 2040                                                  13.2
Target Retirement 2050                                                   6.3
Target Retirement 2060                                                   0.8

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution. At May 31, 2019, USAA and its affiliates owned 487,000 Adviser Shares and 510,000 R6 Shares, which represents 95.0% of the Adviser Shares outstanding, 78.1% of the R6 Shares outstanding, and 0.9% of the Fund's total outstanding shares.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019.

(10) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited

================================================================================

42  | USAA GOVERNMENT SECURITIES FUND

================================================================================

to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 became effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard has no significant impact on the financial statements and reporting disclosures of the Fund.

(11) SUBSEQUENT EVENT NOTE

As previously announced, and as discussed in Note 1 to the Financial Statements, effective July 1, 2019, AMCO, the prior investment adviser to the Fund, and SAS, the prior transfer agent to the Fund, were acquired by Victory Holdings. PLEASE SEE THE SUPPLEMENT DATED JULY 1, 2019 TO THE FUND'S PROSPECTUS FOR ADDITIONAL IMPORTANT INFORMATION.

Effective July 1, 2019, Victory Capital is the new investment adviser and administrator to the USAA Mutual Funds; SAS was renamed Victory Capital Transfer Agency, Inc. Victory Capital Advisers, Inc. is the new distributor to the USAA Mutual Funds; Citi Fund Services of Ohio, Inc. serves as sub-administrator and sub-fund accountant for the USAA Mutual Funds; and FIS Investor Services LLC serve as sub-transfer agent and dividend disbursing agent for the USAA Mutual Funds. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

Effective July 1, 2019, under the investment advisory agreement with Victory Capital, which took effect on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020, and only performance beginning as of July 1, 2020, and thereafter will be utilized in calculating performance adjustments through June 30, 2020.

Effective July 1, 2019, the line of credit (as discussed in the Notes to the Financial Statements in this annual report) among the Trust, with respect to its Funds, and CAPCO terminated; the Trust, with respect to its Funds, along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2017 (the IFL Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each Fund to directly lend and borrow money to or from certain other affiliated Funds relying upon the IFL Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the IFL Order, by averaging the current repurchase agreement rate and the current bank loan rate.

================================================================================

44  | USAA GOVERNMENT SECURITIES FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MAY 31,
                                 -----------------------------------------------------------------------
                                     2019             2018          2017            2016            2015
                                 -----------------------------------------------------------------------
Net asset value at
  beginning of period            $   9.55         $   9.86      $  10.00        $  10.04        $  10.02
                                 -----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .23              .20           .20             .22             .25
  Net realized and
    unrealized gain (loss)            .29             (.31)         (.14)           (.04)            .03
                                 -----------------------------------------------------------------------
Total from investment
  operations                          .52             (.11)          .06             .18             .28
                                 -----------------------------------------------------------------------
Less distributions from:
  Net investment income              (.23)            (.20)         (.20)           (.22)           (.26)
                                 -----------------------------------------------------------------------
Net asset value at end
  of period                      $   9.84         $   9.55      $   9.86        $  10.00        $  10.04
                                 =======================================================================
Total return (%)*                    5.56            (1.09)          .62            1.80            2.78
Net assets at end
  of period (000)                $328,123         $333,464      $390,897        $432,471        $435,421
Ratios to average daily
  net assets:**
  Expenses (%)(a)                     .47              .48           .48             .51             .51
  Net investment income (%)          2.42             2.09          2.02            2.17            2.52
Portfolio turnover (%)                  9               15            18              14              15

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $322,727,000.
(a) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  45

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                       PERIOD ENDED
                                                         YEAR ENDED MAY 31,               MAY 31,
                                                -------------------------------------------------
                                                    2019         2018          2017          2016***
                                                -------------------------------------------------
Net asset value at beginning of period          $   9.55     $   9.86      $  10.00      $   9.94
                                                -------------------------------------------------
Income (loss) from investment operations:
  Net investment income                              .24          .21           .21           .18
  Net realized and unrealized gain (loss)            .30         (.31)         (.14)          .06
                                                -------------------------------------------------
Total from investment operations                     .54         (.10)          .07           .24
                                                -------------------------------------------------
Less distributions from:
  Net investment income                             (.24)        (.21)         (.21)         (.18)
                                                -------------------------------------------------
Net asset value at end of period                $   9.85     $   9.55      $   9.86      $  10.00
                                                =================================================
Total return (%)*                                   5.76        (1.01)          .71          2.39
Net assets at end of period (000)               $742,233     $251,297      $133,607      $106,692
Ratios to average daily net assets:**
  Expenses (%)(a)                                    .38          .39           .40           .44(b)
  Net investment income (%)                         2.55         2.18          2.12          2.16(b)
Portfolio turnover (%)                                 9           15            18            14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $596,743,000. *** Institutional Shares commenced operations on August 7, 2015.
(a) Does not include acquired fund fees, if any.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

46  | USAA GOVERNMENT SECURITIES FUND

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MAY 31,
                                   ---------------------------------------------------------------------
                                     2019             2018          2017            2016            2015
                                   ---------------------------------------------------------------------
Net asset value at
  beginning of period              $ 9.54           $ 9.85        $10.00          $10.04          $10.01
                                   ---------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .21              .18           .17             .19             .22
  Net realized and
    unrealized gain (loss)            .30             (.31)         (.15)           (.04)            .04
                                   ---------------------------------------------------------------------
Total from investment
  operations                          .51             (.13)          .02             .15             .26
                                   ---------------------------------------------------------------------
Less distributions from:
  Net investment income              (.21)            (.18)         (.17)           (.19)           (.23)
                                   ---------------------------------------------------------------------
  Redemption fees added to
    beneficial interests                -              .00(a)          -               -             .00(a)
                                   ---------------------------------------------------------------------
Net asset value at end
  of period                        $ 9.84           $ 9.54        $ 9.85          $10.00          $10.04
                                   =====================================================================
Total return (%)*                    5.37            (1.36)          .25            1.55            2.58
Net assets at end
  of period (000)                  $5,042           $4,804        $6,089          $5,088          $5,116
Ratios to average
  daily net assets:**
  Expenses (%)(b)                     .75              .75           .75             .75             .80(c)
  Expenses, excluding
    reimbursements (%)(b)             .87              .87           .93             .95            1.05
  Net investment income (%)          2.14             1.82          1.76            1.93            2.22
Portfolio turnover (%)                 9                15            18              14              15

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $4,837,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Prior to October 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.90% of their average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  47

================================================================================

R6 SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                PERIOD ENDED
                                                  YEAR ENDED MAY 31,              MAY 31,
                                               ---------------------------------------------
                                                 2019             2018             2017***
                                               ---------------------------------------------
Net asset value at beginning of period         $ 9.55           $ 9.85           $ 9.80
                                               ----------------------------------------
Income (loss) from investment operations:
  Net investment income                           .24              .22              .11
  Net realized and unrealized gain (loss)         .29             (.30)             .05
                                               ----------------------------------------
Total from investment operations                  .53             (.08)             .16
                                               ----------------------------------------
Less distributions from:
  Net investment income                          (.24)            (.22)            (.11)
                                               ----------------------------------------
Net asset value at end of period               $ 9.84           $ 9.55           $ 9.85
                                               ========================================
Total return (%)*                                5.68             (.87)            1.62
Net assets at end of period (000)              $6,425           $6,345           $5,027
Ratios to average daily net assets:**
  Expenses (%)(a)                                 .35              .35              .35(b)
  Expenses, excluding reimbursements (%)(a)       .51              .64             1.12(b)
  Net investment income (%)                      2.54             2.22             2.22(b)
Portfolio turnover (%)                              9               15               18

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $6,242,000. *** R6 Shares commenced operations on December 1, 2016.
(a) Does not include acquired fund fees, if any.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

48  | USAA GOVERNMENT SECURITIES FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2018, through May 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                         BEGINNING                ENDING              DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE        DECEMBER 1, 2018 -
                                      DECEMBER 1, 2018         MAY 31, 2019            MAY 31, 2019
                                      ----------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00             $1,052.10                 $2.40

Hypothetical
 (5% return before expenses)               1,000.00              1,022.59                  2.37

INSTITUTIONAL SHARES
Actual                                     1,000.00              1,053.60                  2.00

Hypothetical
 (5% return before expenses)               1,000.00              1,022.99                  1.97

ADVISER SHARES
Actual                                     1,000.00              1,050.60                  3.83

Hypothetical
 (5% return before expenses)               1,000.00              1,021.19                  3.78

R6 SHARES
Actual                                     1,000.00              1,052.70                  1.79

Hypothetical
 (5% return before expenses)               1,000.00              1,023.19                  1.77

*Expenses are equal to the annualized expense ratio of 0.47% for Fund Shares, 0.39% for Institutional Shares, 0.75% for Adviser Shares, and 0.35% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 5.21% for Fund Shares, 5.36% for Institutional Shares, 5.06% for Adviser Shares, and 5.27% for R6 Shares, for the six-month period of December 1, 2018, through May 31, 2019.

================================================================================

50  | USAA GOVERNMENT SECURITIES FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and
January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent

================================================================================

52  | USAA GOVERNMENT SECURITIES FUND

================================================================================

legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the then-most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA
      S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment).

================================================================================

54  | USAA GOVERNMENT SECURITIES FUND

================================================================================

      For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

================================================================================

56  | USAA GOVERNMENT SECURITIES FUND

================================================================================

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

58  | USAA GOVERNMENT SECURITIES FUND

================================================================================

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly
(i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

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THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS
GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

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                                                     ADVISORY AGREEMENT(S) |  61
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FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board
considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND THE MANAGER)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the
(i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting of the Board of Trustees (the Board) held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Upon the closing of the transaction, on behalf of the Fund, Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and the Manager will terminate and the new investment advisory agreement between the Trust and Victory Capital will go into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are included in this annual report.

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                                                     ADVISORY AGREEMENT(S) |  63
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services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports

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64  | USAA GOVERNMENT SECURITIES FUND
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during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting.

The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total

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                                                     ADVISORY AGREEMENT(S) |  65

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expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with front-end sales loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one- and five-year periods ended December 31, 2018, and was above the average of its performance universe and below its Lipper index for the three- and ten-year periods ended December 31, 2018. The Board also

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66  | USAA GOVERNMENT SECURITIES FUND
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noted that the Fund's percentile performance ranking was in the top 15% of its performance universe for the one-year period ended December 31, 2018, was in the top 50% of its performance universe for the three- and five-year periods ended December 31, 2018, and was in the top 25% of its performance universe for the ten-year period ended December 31, 2018.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the

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                                                     ADVISORY AGREEMENT(S) |  67
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Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the Board) of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information (SAI).

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  69
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In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

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and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  71
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JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization

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of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as

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74  | USAA GOVERNMENT SECURITIES FUND

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over 19 years' experience as a Board member of the USAA family of funds. Mr.
Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

================================================================================

76  | USAA GOVERNMENT SECURITIES FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17); Senior Compliance Advisor, USAA Mutual Funds Trust (2010-2014).

THE FOLLOWING OFFICERS SERVED IN THEIR RESPECTIVE OFFICE UNTIL JULY 1, 2019, AT WHICH POINT EACH OF THE FOLLOWING OFFICERS RESIGNED FROM THEIR RESPECTIVE OFFICE AND NO LONGER SERVE IN THESE POSITIONS.

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-06/19); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-06/19); Head of Equities, Equity Investments, AMCO (01/12-present).

================================================================================

78  | USAA GOVERNMENT SECURITIES FUND

================================================================================

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-06/19); Assistant Secretary, USAA ETF Trust (01/19-06/19); Senior Attorney, FASG General Counsel, USAA (09/17-06/19); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-06/19); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

AS OF JULY 1, 2019
TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1700
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the USAA AMCO's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and
(iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

===============================================================================

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       San Antonio, TX 78288                                         PRSRT STD
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                                                                       PAID
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================================================================================
23413-0719


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                    May 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Growth and Tax Strategy Fund

         FUND
        SHARES
        USBLX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

"... LONG-TERM INVESTORS SHOULD NEVER MAKE
DECISIONS IN HASTE. THEY SHOULD MAKE                [PHOTO OF BROOKS ENGLEHARDT]
THOUGHTFUL DECISIONS BASED ON THEIR LONG-TERM
OBJECTIVES, TIME HORIZON, AND RISK TOLERANCE."

--------------------------------------------------------------------------------

JULY 2019

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc. (Victory Holdings), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). In connection with the Transaction, also as previous announced, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019; and Victory Capital became the investment adviser to each USAA Mutual Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION ABOUT CHANGES THAT TOOK EFFECT ON JULY 1, 2019.

Softening global economic conditions and escalating trade tensions rattled investors during the 12-month reporting period ended May 31, 2019. When the reporting period began in June 2018, the global economy was expanding across most regions and countries, led by the U.S. In this environment, stocks generally advanced. In the fixed income market, U.S. Treasury yields rose, as the U.S. Federal Reserve ("Fed") continued to tighten monetary policy.

Signs of trouble emerged during the summer of 2018. The U.S. economic expansion continued, but growth in a number of other economies, including some European countries and China, showed a weakening trend. By the autumn of 2018, investors' fears of a global economic slowdown, combined with harsh U.S.-China trade rhetoric and Brexit-related uncertainty in Europe, sparked a surge in market volatility. Global stocks dropped, with most of the decline occurring in December 2018. At the same time, intermediate- and longer-term yields fell, as investors anticipated a change in Fed monetary policy. Indeed, after having raised short-term interest rates four times during 2018, Fed officials announced in January 2019 that they would "pause," retreating from their earlier plan to raise interest rates in 2019. Stocks rallied in response and by April 2019 had recovered most of the ground they had lost. In May 2019, ongoing trade tensions between the United States and China, as well as President Trump administration's threat to impose tariffs on Mexico, drove a renewed decline in stock prices. In the fixed income market, concerns that trade disputes would seriously undermine global

================================================================================

================================================================================

economic growth pushed down intermediate- and longer-term yields, which ended the reporting period lower than they started. The yield on the 10-year U.S. Treasury note, which began June 2018 at 2.89%, rose to 3.24% on November 8, 2018--its high point of the period--and fell to 2.13% by May 31, 2019.

In the final months of the reporting period, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. A yield-curve inversion warrants attention because it has been a reliable recession indicator. Although recessions do not automatically follow inversions, a downward-sloped yield curve has preceded every U.S. recession since the 1960s. That said, the lag between an inversion and a recession has been inconsistent. At USAA Investments, A Victory Capital Investment Franchise, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years, with no clear pattern to provide useful guidance. And as I write to you, we see no recession on the horizon. First, the U.S. economy continues to grow, albeit at a slower pace than in 2018. Second, the Fed has made clear its commitment to pause its interest rate hikes, and there is a growing belief in the markets that policymakers may even cut interest rates in 2019. (In early June 2019, after the end of the reporting period, Fed Chair Jerome Powell stated that the U.S. central bank was monitoring the escalation in trade tensions and could potentially respond by cutting interest rates if U.S. economic conditions deteriorate.)

At USAA Investments, our team of portfolio managers will continue to monitor the financial markets, economic conditions, the global trade regime, Fed policy, the direction of longer-term interest rates, and other issues that have the potential to affect your investments. In the meantime, I would advise you to ignore media "noise" about such matters. Media "noise" is meant to provoke an emotional reaction, which can lead to hasty decision-making. In my opinion, long-term investors should never make decisions in haste. They should make thoughtful decisions based on their long-term objectives, time horizon, and risk tolerance. Dollar-cost averaging, in which you invest a set amount on a regular basis, is a strategy that can help you stay on track. Another effective strategy is diversification, which can potentially insulate a portfolio from market turbulence or changes in performance leadership.

If you would like to review your portfolio to confirm that it is properly aligned with your investment plan, please contact one of our financial advisors. You might want to make that call before the summer gets fully underway. When we are traveling and spending time with family and friends, it can be tempting to put off decisions on financial matters.

From all of us at USAA Investments, A Victory Capital Investment Franchise, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                          1

INVESTMENT OVERVIEW                                                           5

SHAREHOLDER VOTING RESULTS                                                    9

FINANCIAL INFORMATION

   Distributions to Shareholders                                             10

   Report of Independent Registered
     Public Accounting Firm                                                  11

   Portfolio of Investments                                                  12

   Notes to Portfolio of Investments                                         38

   Financial Statements                                                      41

   Notes to Financial Statements                                             44

   Financial Highlights                                                      60

EXPENSE EXAMPLE                                                              61

ADVISORY AGREEMENT(S)                                                        63

TRUSTEES' AND OFFICERS' INFORMATION                                          86

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

    JOHN C. BONNELL, CFA                       Northern Trust Investments, Inc.
    DALE R. HOFFMANN
                                                  *CHRISTOPHER A. FRONK, CFA
                                                  JACOB C. WEAVER, CFA

--------------------------------------------------------------------------------

o WHAT WERE THE MARKET CONDITIONS DURING THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2019?

    Tax-exempt bonds posted gains during the reporting period, due in part to falling municipal yields. (Bond prices and yields move in opposite directions.) Municipal yields rose during the first five months of the reporting period amid continued short-term interest rates increases by the Fed. In early November 2018, changing expectations about Fed monetary policy and heightened risk aversion sent municipal yields lower. The downward trend continued in early 2019, as U.S. economic growth moderated and the Fed announced it would pause its interest rate increases. In March 2019, as market participants began speculating that the Fed might actually cut rates in 2019, municipal yields declined significantly, falling to their lows of the period at the end of May 2019. The yield on a 30-year AAA general obligation bond fell 55 basis points during the reporting period, from 2.87% on May 31, 2018, to 2.32% on May 31, 2019. (A basis point is 1/100th of a percentage point.) Supply-and-demand conditions also supported tax-exempt bond prices during the reporting period. Supply was tight, as new issuance remained low in the wake of tax reform. Demand was intense, with many new deals significantly oversubscribed. The buying was dominated by U.S. individuals, who broadly favored municipal bonds for their relative

    *Effective May 31, 2019, Mary Lukic will be replacing Christopher A. Fonk as a portfolio manager of the Fund.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    safety and incremental yield. Some observers suggested that a $10,000 cap on state and local tax deductions contributed to U.S. individuals' appetite for tax-advantaged investments.

    U.S. stocks recorded positive returns during the reporting period despite substantial market volatility. When the reporting period began, they benefited from the ongoing strength of the U.S. economy. A healthy job market, characterized by rising wage growth and unemployment at multi-year lows, boosted consumer confidence, which drove an increase in discretionary spending. The global picture was less rosy, however, with economic growth slowing in a number of countries during the closing months of 2018. Concerns about the global economic outlook drove a steep decline in U.S. stocks, which was amplified by worries that continued Fed interest rate increases could dampen U.S. economic growth. The U.S.-China trade dispute also weighed on market sentiment. In early 2019, U.S. stocks rebounded, rallying on solid U.S. economic data and the Fed's announcement that it was unlikely to raise interest rates during 2019. Stocks retreated again in May 2019, as President Trump threatened to impose tariffs on Mexico and said the United States would not change its stance in trade negotiations with China. In this environment, seven of the eleven sectors in the S&P 500(R) Index advanced. The real estate, utilities, and consumer staples sectors produced the strongest positive returns, posting double-digit gains. The energy sector led decliners, followed by materials and to a lesser extent, financials and industrials.

o HOW DID THE USAA GROWTH AND TAX STRATEGY FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    The Fund had a total return of 4.83% for the reporting period ended May 31, 2019. This compares to a total return of 3.78% for the S&P 500(R) Index (the "Index"), 6.40% for the Bloomberg Barclays Municipal Bond Index, and 4.46% for the Composite Index.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    Effective July 1, 2019, Victory Capital serves as the Fund's investment adviser. Prior to July 1, 2019, AMCO served as the Fund's investment adviser. As the investment adviser, AMCO employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Northern Trust Investments, Inc. (NTI) is a subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID THE MUNICIPAL BOND PORTION OF THE FUND PERFORM?

    The municipal bond portion of the Fund continued to benefit from our focus on income generation. In keeping with our investment approach, we seek to maximize tax-free income without taking undue risk. Although the municipal bond portfolio benefited from price appreciation during the reporting period, its income distribution and the compounding of that income accounts for most of its total return over the long term. As always, we maintained our commitment to independent credit research. We sought to identify attractive investment opportunities using fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Working with our in-house team of credit analysts, we selected investments on a bond-by-bond basis. We use credit research as we seek to recognize relative value and avoid potential pitfalls. The municipal bond portion of the Fund remains well diversified and we avoid municipal bonds subject to the federal alternative minimum tax for individuals.

o   HOW DID THE EQUITY PORTION OF THE FUND PERFORM?

    The equity portion of the Fund produced a positive return close to the 3.78% return of the Index. The relative strength or weakness of certain sectors in the Index did not have an outsized impact on the equity portion of the Fund as its sector exposures are similar to those of the Index. In keeping with our investment approach, we sought to limit both short-term and long-term capital gains. More specifically, we kept realized

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    capital gains down by limiting the sale of securities that had increased in value and realizing capital losses on securities that had decreased in value. In addition, because of market volatility during the reporting period, we sought to reduce "active risk" (the risk that the equity portion of the Fund will not perform in line with the Index because of our efforts to achieve tax efficiency). The equity portion of the Fund also continued to receive dividend income from its stock holdings. Because of the solid dividend growth of S&P 500(R) Index-listed companies, it maintained a dividend yield similar to prior periods.

    Thank you for allowing us to help you manage your investments.

    As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Some income may have been subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 o

----------------------------------------------------------------------------------------
                                               1 YEAR           5 YEAR           10 YEAR
----------------------------------------------------------------------------------------
USAA Growth and Tax Strategy Fund              4.83%            6.24%             9.04%
S&P 500 Index* (reflects no deduction
  for fees, expenses, or taxes)                3.78%            9.65%            13.93%
Bloomberg Barclays Municipal Bond
  Index** (reflects no deduction for
  fees, expenses, or taxes)                    6.40%            3.58%             4.58%
Composite Index***
  (reflects no deduction for taxes)            4.46%            6.05%             8.73%

*The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

**The unmanaged Bloomberg Barclays Municipal Bond Index is a benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

***The Composite Index is comprised of 51% of the Lipper General Municipal Bond Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The unmanaged Lipper General Municipal Bond Funds Index tracks the total return performance of the funds within this category. This category includes funds that invest at least 65% of their assets in municipal debt issues in the top four credit categories. The unmanaged Lipper Large-Cap Core Funds Index tracks the total return performance of the funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 500 Index.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                                             BLOOMBERG
                                         USAA                                BARCLAYS
                                    GROWTH AND TAX        COMPOSITE          MUNICIPAL
                 S&P 500 INDEX       STRATEGY FUND          INDEX           BOND INDEX
---------------------------------------------------------------------------------------
05/31/09          $10,000.00          $10,000.00          $10,000.00         $10,000.00
06/30/09           10,019.84            9,975.00            9,957.40           9,906.32
07/31/09           10,777.71           10,406.00           10,387.95          10,072.06
08/31/09           11,166.83           10,681.00           10,654.40          10,244.25
09/30/09           11,583.52           11,223.00           11,043.60          10,611.89
10/31/09           11,368.33           10,955.00           10,823.78          10,389.13
11/30/09           12,050.25           11,279.00           11,165.13          10,474.97
12/31/09           12,283.00           11,443.00           11,282.92          10,510.37
01/31/10           11,841.14           11,275.00           11,132.59          10,565.11
02/28/10           12,207.94           11,499.00           11,347.12          10,667.52
03/31/10           12,944.63           11,817.00           11,640.32          10,641.98
04/30/10           13,149.00           11,967.00           11,800.82          10,771.31
05/31/10           12,099.04           11,517.00           11,425.46          10,852.10
06/30/10           11,465.68           11,225.00           11,160.05          10,858.54
07/31/10           12,269.00           11,650.00           11,588.44          10,993.94
08/31/10           11,715.12           11,565.00           11,498.95          11,245.65
09/30/10           12,760.63           12,030.00           11,950.87          11,228.08
10/31/10           13,246.17           12,211.00           12,137.28          11,196.98
11/30/10           13,247.86           12,030.00           12,004.50          10,973.08
12/31/10           14,133.24           12,258.00           12,237.57          10,760.44
01/31/11           14,468.22           12,297.00           12,318.51          10,681.17
02/28/11           14,963.89           12,613.00           12,616.28          10,851.21
03/31/11           14,969.84           12,585.00           12,595.42          10,815.05
04/30/11           15,413.17           12,884.00           12,887.33          11,008.74
05/31/11           15,238.70           12,961.00           12,942.80          11,196.85
06/30/11           14,984.69           12,891.00           12,870.56          11,235.92
07/31/11           14,679.98           12,853.00           12,825.02          11,350.59
08/31/11           13,882.53           12,610.00           12,632.19          11,544.77
09/30/11           12,906.61           12,367.00           12,304.40          11,664.12
10/31/11           14,317.21           12,934.00           12,884.39          11,620.75
11/30/11           14,285.57           12,953.00           12,913.44          11,689.40
12/31/11           14,431.70           13,163.00           13,108.00          11,911.78
01/31/12           15,078.46           13,665.00           13,539.07          12,187.26
02/29/12           15,730.49           13,961.00           13,809.86          12,199.27
03/31/12           16,248.16           14,130.00           13,965.01          12,120.00
04/30/12           16,146.18           14,180.00           14,014.18          12,259.83
05/31/12           15,175.78           13,882.00           13,699.14          12,361.60
06/30/12           15,801.05           14,131.00           13,945.04          12,348.32
07/31/12           16,020.52           14,340.00           14,153.76          12,544.03
08/31/12           16,381.34           14,510.00           14,306.08          12,558.31
09/30/12           16,804.66           14,706.00           14,519.97          12,634.17
10/31/12           16,494.38           14,626.00           14,421.86          12,669.82
11/30/12           16,590.06           14,796.00           14,590.18          12,878.54
12/31/12           16,741.28           14,746.00           14,550.85          12,719.38
01/31/13           17,608.39           15,150.00           14,923.33          12,772.35
02/28/13           17,847.42           15,282.00           15,039.35          12,811.03
03/31/13           18,516.76           15,531.00           15,257.50          12,755.79
04/30/13           18,873.51           15,755.00           15,481.77          12,895.61
05/31/13           19,315.00           15,836.00           15,540.73          12,738.09
06/30/13           19,055.62           15,469.00           15,204.79          12,377.40
07/31/13           20,025.25           15,806.00           15,479.83          12,269.18
08/31/13           19,445.29           15,449.00           15,156.58          12,094.08
09/30/13           20,055.08           15,869.00           15,549.88          12,354.39
10/31/13           20,976.97           16,270.00           15,939.10          12,451.99
11/30/13           21,616.22           16,496.00           16,139.61          12,426.33
12/31/13           22,163.46           16,687.00           16,300.81          12,394.59
01/31/14           21,397.18           16,594.00           16,221.86          12,636.06
02/28/14           22,375.97           17,039.00           16,660.40          12,784.23
03/31/14           22,564.06           17,138.00           16,738.83          12,805.72
04/30/14           22,730.85           17,304.00           16,905.12          12,959.58
05/31/14           23,264.44           17,565.00           17,203.42          13,126.46
06/30/14           23,745.02           17,746.00           17,371.55          13,137.84
07/31/14           23,417.56           17,641.00           17,280.57          13,160.98
08/31/14           24,354.38           17,997.00           17,706.78          13,320.40
09/30/14           24,012.84           17,901.00           17,604.93          13,333.92
10/31/14           24,599.36           18,144.00           17,864.81          13,425.33
11/30/14           25,260.95           18,376.00           18,098.05          13,448.59
12/31/14           25,197.31           18,436.00           18,127.69          13,516.35
01/31/15           24,440.91           18,373.00           18,059.54          13,755.93
02/28/15           25,845.57           18,701.00           18,424.17          13,614.08
03/31/15           25,436.83           18,604.00           18,322.33          13,653.40
04/30/15           25,680.85           18,594.00           18,348.52          13,581.71
05/31/15           26,011.09           18,647.00           18,426.79          13,544.17
06/30/15           25,507.57           18,444.00           18,257.10          13,531.90
07/31/15           26,041.98           18,702.00           18,501.93          13,629.88
08/31/15           24,470.77           18,228.00           18,019.61          13,656.68
09/30/15           23,865.28           18,080.00           17,890.72          13,755.55
10/31/15           25,878.41           18,773.00           18,609.00          13,810.29
11/30/15           25,955.37           18,870.00           18,674.56          13,865.16
12/31/15           25,546.00           18,843.00           18,614.23          13,962.63
01/31/16           24,278.31           18,527.00           18,320.74          14,129.26
02/29/16           24,245.55           18,516.00           18,325.39          14,151.38
03/31/16           25,890.32           19,142.00           18,916.77          14,196.26
04/30/16           25,990.69           19,274.00           19,026.31          14,300.69
05/31/16           26,457.44           19,504.00           19,208.37          14,339.37
06/30/16           26,525.99           19,778.00           19,398.80          14,567.44
07/31/16           27,503.97           20,086.00           19,727.11          14,576.29
08/31/16           27,542.58           20,120.00           19,754.26          14,596.01
09/30/16           27,547.79           20,044.00           19,701.73          14,523.19
10/31/16           27,045.29           19,711.00           19,426.26          14,370.73
11/30/16           28,046.91           19,545.00           19,351.57          13,834.81
12/31/16           28,601.29           19,852.00           19,648.67          13,997.27
01/31/17           29,143.75           20,064.00           19,887.62          14,089.56
02/28/17           30,300.93           20,510.00           20,318.93          14,187.41
03/31/17           30,336.27           20,549.00           20,353.78          14,218.13
04/30/17           30,647.83           20,717.00           20,529.09          14,321.29
05/31/17           31,079.13           21,042.00           20,838.31          14,548.60
06/30/17           31,273.11           21,090.00           20,855.70          14,496.39
07/31/17           31,916.17           21,360.00           21,141.52          14,613.71
08/31/17           32,013.87           21,473.00           21,259.17          14,724.96
09/30/17           32,674.26           21,664.00           21,397.07          14,650.12
10/31/17           33,436.72           21,925.00           21,650.40          14,685.77
11/30/17           34,462.22           22,266.00           21,885.44          14,607.14
12/31/17           34,845.39           22,527.00           22,120.80          14,759.86
01/31/18           36,840.43           22,994.00           22,547.54          14,586.15
02/28/18           35,482.60           22,504.00           22,136.49          14,542.54
03/31/18           34,580.87           22,294.00           21,928.22          14,596.14
04/30/18           34,713.56           22,271.00           21,923.04          14,544.05
05/31/18           35,549.53           22,685.00           22,298.76          14,710.68
06/30/18           35,768.33           22,750.00           22,371.36          14,723.19
07/31/18           37,099.40           23,165.00           22,835.06          14,758.97
08/31/18           38,308.30           23,558.00           23,155.23          14,796.77
09/30/18           38,526.35           23,533.00           23,152.07          14,701.07
10/31/18           35,893.06           22,616.00           22,198.21          14,610.55
11/30/18           36,624.51           22,941.00           22,535.50          14,772.25
12/31/18           33,317.65           22,088.00           21,673.80          14,949.11
01/31/19           35,987.59           22,943.00           22,564.17          15,062.14
02/28/19           37,143.08           23,341.00           22,972.06          15,142.80
03/31/19           37,864.84           23,792.00           23,329.25          15,382.12
04/30/19           39,397.97           24,322.00           23,867.63          15,439.89
05/31/19           36,894.30           23,780.00           23,292.28          15,652.79

                                   [END CHART]

                     Data from 5/31/09 through 5/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Composite Index reflects the fees and expenses of the underlying funds included in the Composite Index.

================================================================================

6  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

                         o TOP 10 INDUSTRIES - 5/31/19 o
                                (% of Net Assets)

Internet ................................................................  4.3%
Software ................................................................  3.5%
Banks ...................................................................  2.9%
Pharmaceuticals .........................................................  2.7%
Retail ..................................................................  2.5%
Computers ...............................................................  2.3%
Diversified Financial Services ..........................................  2.0%
Insurance ...............................................................  2.0%
Oil & Gas ...............................................................  1.8%
Healthcare Products .....................................................  1.8%

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

                      o TOP 5 TAX-EXEMPT BONDS - 5/31/19 o
                                (% of Net Assets)

City of Lewisville ......................................................  0.9%
El Centro Financing Auth. ...............................................  0.8%
Health Care Facilities Auth. ............................................  0.7%
Port of Port Arthur Navigation District .................................  0.6%
West Contra Costa Unified School District ...............................  0.6%

                      o TOP 5 BLUE CHIP STOCKS - 5/31/19 o
                                (% of Net Assets)

Microsoft Corp. .........................................................  1.9%
Apple, Inc. .............................................................  1.6%
Amazon.com, Inc. ........................................................  1.5%
Facebook, Inc. "A" ......................................................  0.8%
Berkshire Hathaway, Inc. "B" ............................................  0.7%

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o ASSET ALLOCATION* - 5/31/19 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

MUNICIPAL OBLIGATIONS                                                      52.7%
BLUE CHIP STOCKS                                                           45.6%
GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS                               0.8%
U.S. TREASURY SECURITIES                                                    0.1%

                                   [END CHART]

*Does not include futures.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

8  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust (Trust). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby AMCO was acquired by Victory Holdings, the parent company of Victory Capital.

                            NUMBER OF SHARES VOTING
-------------------------------------------------------------------------------
   FOR                                AGAINST                           ABSTAIN
-------------------------------------------------------------------------------
9,901,373                            1,200,979                          710,146

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested trustee" as defined in the Investment Company Act of 1940, as amended (1940
Act); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                           NUMBER OF SHARES VOTING
-------------------------------------------------------------------------------
TRUSTEES                             FOR                         VOTES WITHHELD
-------------------------------------------------------------------------------
David C. Brown                  8,299,565,565                     820,887,736
John C. Walters                 8,317,935,885                     802,517,416

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2019:

  DIVIDEND RECEIVED
DEDUCTION (CORPORATE            TAX-EXEMPT             LONG-TERM CAPITAL          QUALIFIED INTEREST
  SHAREHOLDERS)(1)              INCOME(1,2)          GAIN DISTRIBUTIONS(3)              INCOME
----------------------------------------------------------------------------------------------------
        100%                      69.95%                   $981,000                   $6,000
----------------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

(3) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH AND TAX STRATEGY FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Growth and Tax Strategy Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 23, 2019

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2019

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT SECURITIES (52.7%)

            MUNICIPAL OBLIGATIONS (52.7%)

            ALABAMA (0.3%)
$   1,000   Lower Alabama Gas District                                     5.00%          9/01/2046       $  1,331
                                                                                                          --------
            ARIZONA (1.0%)
    1,300   City of Phoenix IDA                                            5.00           7/01/2046          1,410
    1,000   IDA                                                            5.00           7/01/2047          1,136
      500   Maricopa County IDA                                            5.00           9/01/2042            581
    1,000   Pima County IDA(a)                                             5.00           6/15/2047          1,024
    1,000   Student & Academic Services LLC
              (INS - Build America Mutual Assurance Co.)                   5.00           6/01/2044          1,121
                                                                                                          --------
                                                                                                             5,272
                                                                                                          --------
            CALIFORNIA (3.5%)
      400   Antioch Unified School District (LIQ - Deutsche
              Bank A.G.) (LOC - Deutsche Bank A.G.)(a),(b)                 1.47           8/01/2047            400
    4,350   El Centro Financing Auth. (LIQ - Deutsche Bank A.G.)
              (LOC - Deutsche Bank A.G.)(a),(b)                            1.70           7/01/2058          4,350
    1,200   Jurupa Public Financing Auth.                                  5.00           9/01/2042          1,358
    2,000   Monterey Peninsula Unified School District (PRE)
              (INS - Assured Guaranty Municipal Corp.)                     5.50           8/01/2034          2,184
    1,000   State                                                          5.00           2/01/2043          1,111
    1,000   State                                                          5.00           8/01/2045          1,165
    1,000   Statewide Communities Dev. Auth.
              (INS - Assured Guaranty Municipal Corp.)                     5.00          11/15/2049          1,134
    1,000   Sutter Butte Flood Agency
              (INS - Build America Mutual Assurance Co.)                   5.00          10/01/2040          1,152
    1,500   Twin Rivers Unified School District
              (INS - Build America Mutual Assurance Co.)                   5.00           8/01/2040          1,685
    1,000   Val Verde Unified School District
              (INS - Build America Mutual Assurance Co.)                   5.00           8/01/2044          1,161
    4,435   West Contra Costa Unified School District
              (INS - National Public Finance Guarantee Corp.)
              (Zero Coupon)                                                0.00           8/01/2034          2,838
                                                                                                          --------
                                                                                                            18,538
                                                                                                          --------

================================================================================

12  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
            COLORADO (2.3%)
$   1,000   Denver Convention Center Hotel Auth.                           5.00%         12/01/2040       $  1,142
    1,900   Denver Health & Hospital Auth.                                 5.00          12/01/2048          2,170
    1,000   Educational & Cultural Facilities Auth.                        5.00          12/01/2038          1,181
      710   Educational & Cultural Facilities Auth.                        5.00           4/01/2048            819
    1,000   Health Facilities Auth.                                        5.00          12/01/2042          1,060
    1,000   Health Facilities Auth.                                        5.00           6/01/2045          1,104
      250   Park Creek Metropolitan District                               5.00          12/01/2041            281
    1,000   Park Creek Metropolitan District                               5.00          12/01/2045          1,116
    1,000   Rampart Range Metropolitan District No. 1
              (INS - Assured Guaranty Municipal Corp.)                     5.00          12/01/2047          1,169
    2,000   Regional Transportation District                               5.38           6/01/2031          2,070
                                                                                                          --------
                                                                                                            12,112
                                                                                                          --------
            CONNECTICUT (0.6%)
    4,766   Mashantucket (Western) Pequot Tribe(c),(d)                     2.05(e)        7/01/2031            163
    1,500   State                                                          5.00           4/15/2036          1,816
    1,000   State                                                          5.00           4/15/2037          1,189
                                                                                                          --------
                                                                                                             3,168
                                                                                                          --------
            DISTRICT OF COLUMBIA (0.2%)
    1,100   District                                                       5.00           7/01/2042          1,187
                                                                                                          --------
            FLORIDA (3.2%)
    1,000   Atlantic Beach                                                 5.00          11/15/2048          1,115
    1,000   City of Jacksonville                                           5.00          10/01/2029          1,102
    1,875   Escambia County Housing Finance Auth. (PRE)
              (INS - Assured Guaranty Municipal Corp.)                     5.75           6/01/2031          1,875
    1,000   Halifax Hospital Medical Center                                5.00           6/01/2046          1,092
    2,000   Lee County IDA                                                 5.00          11/01/2025          2,099
      645   Lee County IDA                                                 5.50          10/01/2047            692
    1,450   Lee Memorial Health System                                     5.00           4/01/2044          1,728
    1,300   Miami-Dade County Water & Sewer System (PRE)                   5.00          10/01/2034          1,361
    1,000   Palm Beach County Health Facilities Auth.                      5.00          11/15/2045          1,146
      700   Sarasota County Health Facilities Auth.                        5.00           5/15/2038            781
    1,000   Southeast Overtown Park West Community
              Redev. Agency(a)                                             5.00           3/01/2030          1,119
    1,505   Tampa-Hillsborough County Expressway Auth.                     5.00           7/01/2037          1,641
    1,000   Volusia County Educational Facility Auth.                      5.00          10/15/2045          1,117
                                                                                                          --------
                                                                                                            16,868
                                                                                                          --------
            GEORGIA (0.3%)
      300   Floyd County Dev. Auth.(b)                                     2.29           9/01/2026            300
    1,000   Glynn-Brunswick Memorial Hospital Auth.                        5.00           8/01/2047          1,132
      400   Monroe County Dev. Auth.(b)                                    2.29          11/01/2048            400
                                                                                                          --------
                                                                                                             1,832
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
            GUAM (0.4%)
$     750   Antonio B Won Pat International Airport Auth.
              (INS - Assured Guaranty Municipal Corp.)                     5.50%         10/01/2033       $    861
    1,000   Waterworks Auth.                                               5.50           7/01/2043          1,093
                                                                                                          --------
                                                                                                             1,954
                                                                                                          --------
            ILLINOIS (4.7%)
    1,000   Bureau County Township HSD No. 502
              (INS - Build America Mutual Assurance Co.)                   5.00          12/01/2037          1,175
    1,000   Chicago Midway International Airport                           5.00           1/01/2041          1,146
    1,000   Chicago O'Hare International Airport
              (INS - Assured Guaranty Municipal Corp.)                     5.25           1/01/2033          1,110
    1,000   Chicago O'Hare International Airport                           5.00           1/01/2041          1,167
    1,000   City of Chicago Wastewaster Transmission                       5.00           1/01/2044          1,081
    1,000   City of Chicago Wastewaster Transmission                       5.00           1/01/2047          1,116
    1,000   City of Chicago Waterworks                                     5.00          11/01/2044          1,103
    1,000   Cook County CCD No. 508 (INS - Build America
              Mutual Assurance Co.)                                        5.00          12/01/2047          1,129
    1,000   Cook County Sales Tax                                          5.00          11/15/2038          1,164
    1,000   Educational Facilities Auth.                                   4.00          11/01/2036          1,074
    1,000   Finance Auth.                                                  3.90           3/01/2030          1,066
    2,000   Finance Auth. (PRE)                                            6.00          10/01/2032          2,162
    1,000   Finance Auth.                                                  5.00           5/15/2037          1,085
    1,275   Finance Auth.                                                  5.00           5/15/2040          1,351
    1,000   Finance Auth.                                                  4.00          10/01/2040          1,076
    1,000   Finance Auth.                                                  4.00           2/15/2041          1,081
    1,000   Finance Auth.                                                  5.00           8/15/2044          1,109
    1,000   Finance Auth.                                                  5.00          10/01/2044          1,196
    1,000   Finance Auth.                                                  5.00           5/15/2045          1,083
    1,000   Northern Illinois Municipal Power Agency                       4.00          12/01/2041          1,063
    1,235   Sangamon County Water Reclamation District                     5.75           1/01/2053          1,433
                                                                                                          --------
                                                                                                            24,970
                                                                                                          --------
            INDIANA (1.0%)
      500   Ball State University (PRE)                                    5.00           7/01/2030            519
    1,000   Evansville Redev. Auth. (INS - Build America
              Mutual Assurance Co.)                                        4.00           2/01/2039          1,073
    1,000   Finance Auth.                                                  5.00           2/01/2040          1,113
    1,000   Finance Auth.                                                  5.00          10/01/2044          1,069
    1,500   Richmond Hospital Auth.                                        5.00           1/01/2039          1,661
                                                                                                          --------
                                                                                                             5,435
                                                                                                          --------
            KANSAS (1.2%)
    1,000   City of Coffeyville Electric System (INS - National
              Public Finance Guarantee Corp.)(a)                           5.00           6/01/2042          1,120
    1,500   City of Lawrence                                               5.00           7/01/2043          1,751

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14  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$   1,000   City of Wichita                                                4.63%          9/01/2033       $  1,012
    1,250   Wyandotte County & Kansas City
              Unified Government Utility System                            5.00           9/01/2044          1,400
    1,000   Wyandotte County & Kansas City
              Unified Government Utility System                            5.00           9/01/2045          1,139
                                                                                                          --------
                                                                                                             6,422
                                                                                                          --------
            KENTUCKY (0.6%)
    1,000   City of Ashland                                                5.00           2/01/2040          1,086
    1,000   Economic Dev. Finance Auth.
              (INS - Assured Guaranty Municipal Corp.)                     5.00          12/01/2045          1,155
    1,000   Economic Dev. Finance Auth.                                    5.00           5/15/2046          1,044
                                                                                                          --------
                                                                                                             3,285
                                                                                                          --------
            LOUISIANA (2.6%)
    1,000   City of Shreveport Water & Sewer
              (INS - Build America Mutual Assurance Co.)                   5.00          12/01/2039          1,121
    1,000   City of Shreveport Water & Sewer                               5.00          12/01/2040          1,129
      500   City of Shreveport Water & Sewer
              (INS - Assured Guaranty Municipal Corp.)                     4.00          12/01/2044            543
    1,500   Gasoline & Fuels Tax                                           5.00           5/01/2045          1,779
    1,000   Local Government Environmental
              Facilities & Community Dev. Auth.
              (INS - Assured Guaranty Municipal Corp.)                     5.00          10/01/2039          1,169
    1,000   Local Government Environmental
              Facilities & Community Dev. Auth.
              (INS - Assured Guaranty Municipal Corp.)                     5.00          10/01/2043          1,156
    1,000   Local Government Environmental
              Facilities & Community Dev. Auth.
              (INS - Assured Guaranty Municipal Corp.)                     4.00          10/01/2046          1,060
    1,000   Public Facilities Auth.                                        5.00          11/01/2045          1,095
    1,000   Public Facilities Auth.
              (INS - Build America Mutual Assurance Co.)                   5.25           6/01/2051          1,132
    1,000   Public Facilities Auth.                                        5.00           7/01/2052          1,138
    1,000   Public Facilities Auth.                                        4.00           1/01/2056          1,047
    1,000   Tobacco Settlement Financing Corp.                             5.25           5/15/2035          1,092
                                                                                                          --------
                                                                                                            13,461
                                                                                                          --------
            MAINE (0.2%)
    1,000   Health & Higher Education Facilities Auth.                     4.00           7/01/2046          1,025
                                                                                                          --------
            MASSACHUSETTS (2.0%)
    1,000   Dev. Finance Agency                                            5.00           6/01/2039          1,180
    1,000   Dev. Finance Agency                                            5.00           4/15/2040          1,072
    1,000   Dev. Finance Agency                                            5.25          11/15/2041          1,106
    1,000   Dev. Finance Agency                                            5.75           7/15/2043          1,089

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$   1,000   Dev. Finance Agency                                            5.00%          7/01/2044       $  1,105
    1,600   Dev. Finance Agency                                            5.00           7/01/2044          1,863
    1,000   Dev. Finance Agency                                            5.50           7/01/2044          1,102
    1,000   Dev. Finance Agency                                            5.00           7/01/2046          1,130
    1,000   Dev. Finance Agency(a)                                         5.00          10/01/2057          1,086
                                                                                                          --------
                                                                                                            10,733
                                                                                                          --------
            MICHIGAN (1.7%)
    1,000   City of Wyandotte Electric System
              (INS - Build America Mutual Assurance Co.)                   5.00          10/01/2044          1,126
    1,750   Downtown Detroit MI Dev. Auth.
              (INS - Assured Guaranty Municipal Corp.)                     5.00           7/01/2043          1,929
    1,000   Jackson Public Schools (NBGA - Michigan School
              Bond Qualification and Loan Program)                         5.00           5/01/2042          1,183
    1,000   Karegnondi Water Auth.                                         5.00          11/01/2041          1,152
    1,250   Lincoln Consolidated School District
              (INS - Assured Guaranty Municipal Corp.)                     5.00           5/01/2040          1,443
    1,000   Livonia Public Schools School District
              (INS - Assured Guaranty Municipal Corp.)                     5.00           5/01/2045          1,146
    1,000   Wayne County Airport Auth.                                     5.00          12/01/2044          1,126
                                                                                                          --------
                                                                                                             9,105
                                                                                                          --------
            MINNESOTA (0.5%)
    1,000   City of St. Paul Housing & Redev. Auth. (PRE)                  5.00          11/15/2044          1,206
    1,000   City of St. Paul Housing & Redev. Auth.                        5.00          11/15/2047          1,163
                                                                                                          --------
                                                                                                             2,369
                                                                                                          --------
            MISSOURI (0.5%)
    1,270   Health & Educational Facilities Auth.                          5.00           8/01/2045          1,363
      250   Health & Educational Facilities Auth.                          4.00           2/15/2049            271
    1,000   St. Louis Municipal Finance Corp.
              (INS - Assured Guaranty Municipal Corp.)                     5.00          10/01/2038          1,171
                                                                                                          --------
                                                                                                             2,805
                                                                                                          --------
            NEBRASKA (0.2%)
    1,000   Douglas County Hospital Auth. No. 3                            5.00          11/01/2048          1,111
                                                                                                          --------
            NEVADA (0.9%)
    1,000   Carson City                                                    5.00           9/01/2042          1,124
    1,555   Las Vegas Convention & Visitors Auth.                          4.00           7/01/2041          1,661
    1,500   Las Vegas Redev. Agency                                        5.00           6/15/2045          1,684
                                                                                                          --------
                                                                                                             4,469
                                                                                                          --------
            NEW JERSEY (2.8%)
    1,000   EDA                                                            5.00           6/15/2029          1,071
    1,000   EDA                                                            4.00           7/01/2034          1,051

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16  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$     500   EDA (INS - Assured Guaranty Municipal Corp.)                   5.00%          6/01/2037       $    582
    2,000   EDA                                                            5.00           6/15/2042          2,239
    1,000   EDA                                                            5.00           6/15/2043          1,138
    1,000   EDA                                                            5.00           6/15/2043          1,138
    1,000   EDA                                                            5.00           6/15/2047          1,122
    1,000   Educational Facilities Auth.                                   5.00           9/01/2036          1,122
    1,000   Health Care Facilities Financing Auth.                         5.00          10/01/2037          1,136
    1,250   South Jersey Transportation Auth. LLC                          5.00          11/01/2039          1,389
      500   Tobacco Settlement Financing Corp.                             5.25           6/01/2046            571
    1,000   Transportation Trust Fund Auth.                                5.00          12/15/2035          1,159
    1,000   Transportation Trust Fund Auth.                                5.00           6/15/2044          1,085
                                                                                                          --------
                                                                                                            14,803
                                                                                                          --------
            NEW MEXICO (0.2%)
    1,000   City of Farmington                                             5.90           6/01/2040          1,038
                                                                                                          --------
            NEW YORK (1.5%)
    2,000   City of New York Trust for Cultural Res.                       5.00          12/01/2039          2,033
    1,205   Dormitory Auth. (INS - AMBAC Assurance Corp.)                  5.50           7/01/2040          1,687
      630   Liberty Dev. Corp.                                             5.25          10/01/2035            830
    1,500   Liberty Dev. Corp.                                             5.50          10/01/2037          2,048
    1,000   MTA                                                            5.00          11/15/2042          1,096
                                                                                                          --------
                                                                                                             7,694
                                                                                                          --------
            NORTH CAROLINA (0.5%)
    1,000   Medical Care Commission                                        5.00          10/01/2035          1,127
    1,500   Medical Care Commission                                        5.00           1/01/2049          1,673
                                                                                                          --------
                                                                                                             2,800
                                                                                                          --------
            NORTH DAKOTA (0.2%)
    1,000   Ward County                                                    5.00           6/01/2048          1,111
                                                                                                          --------
            OHIO (0.2%)
      750   Southeastern Ohio Port Auth.                                   5.00          12/01/2043            781
                                                                                                          --------
            OKLAHOMA (0.6%)
    1,315   Comanche County Hospital Auth.                                 5.00           7/01/2032          1,377
    1,000   Dev. Finance Auth.                                             5.50           8/15/2057          1,169
      750   Tulsa County Industrial Auth.                                  5.25          11/15/2037            855
                                                                                                          --------
                                                                                                             3,401
                                                                                                          --------
            OREGON (0.3%)
    1,250   Salem Hospital Facility Auth.                                  5.00           5/15/2043          1,426
                                                                                                          --------
            PENNSYLVANIA (5.1%)
    1,185   Allegheny County Hospital Dev. Auth.                           4.00           7/15/2039          1,297
    1,000   Allegheny County Hospital Dev. Auth.                           5.00           4/01/2047          1,159

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$   1,000   Altoona Area School District
              (INS - Build America Mutual Assurance Co.)                   5.00%         12/01/2048       $  1,130
      350   Berks County IDA                                               5.00           5/15/2043            386
    1,500   Berks County IDA                                               5.00          11/01/2050          1,717
    1,125   Butler County Hospital Auth.                                   5.00           7/01/2039          1,260
    1,000   Chester County IDA                                             5.00          10/01/2044          1,075
    1,000   Commonwealth                                                   5.00           7/01/2043          1,173
    1,000   Commonwealth Financing Auth.                                   5.00           6/01/2035          1,195
    1,625   Indiana County Hospital Auth.                                  6.00           6/01/2039          1,782
    1,000   Lancaster County Hospital Auth.                                5.00          11/01/2035          1,116
    1,000   Montgomery County IDA                                          5.25           1/15/2045          1,104
    1,000   Northampton County General Purpose Auth.                       4.00           8/15/2040          1,053
    1,000   Northampton County General Purpose Auth.                       5.00           8/15/2043          1,167
    1,000   Philadelphia School District                                   5.00           9/01/2037          1,150
    1,000   Philadelphia School District                                   5.00           9/01/2038          1,179
    1,500   Reading School District (INS - Assured Guaranty
              Municipal Corp.)                                             5.00           3/01/2038          1,737
    1,000   Turnpike Commission                                            5.00          12/01/2039          1,182
    1,000   Turnpike Commission                                            5.25          12/01/2044          1,125
    1,000   Turnpike Commission                                            5.00          12/01/2046          1,126
    1,000   Turnpike Commission                                            5.00          12/01/2047          1,173
    1,500   Wilkes-Barre Area School District
              (INS - Build America Mutual Assurance Co.)                   4.00           4/15/2049          1,604
                                                                                                          --------
                                                                                                            26,890
                                                                                                          --------
            PUERTO RICO (0.2%)
    1,000   Commonwealth (INS - Assured Guaranty
              Municipal Corp.)                                             5.00           7/01/2035          1,043
                                                                                                          --------
            RHODE ISLAND (0.2%)
       40   Housing & Mortgage Finance Corp.                               6.85          10/01/2024             40
    1,000   Turnpike & Bridge Auth.                                        5.00          10/01/2040          1,150
                                                                                                          --------
                                                                                                             1,190
                                                                                                          --------
            SOUTH CAROLINA (0.4%)
    2,000   Piedmont Municipal Power Agency
              (INS - Assured Guaranty Municipal Corp.)                     5.75           1/01/2034          2,158
                                                                                                          --------
            TENNESSEE (0.9%)
    1,500   Greeneville Health & Educational Facilities Board              5.00           7/01/2037          1,758
    1,000   Metropolitan Government of Nashville & Davidson
              County Health & Educational Facilities Board                 5.00          10/01/2045          1,128
    1,000   Metropolitan Government of Nashville & Davidson
              County Health & Educational Facilities Board                 5.00           7/01/2046          1,140

================================================================================

18  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$     500   Metropolitan Government of Nashville & Davidson
              County Health & Educational Facilities Board                 5.00%         10/01/2048       $    564
                                                                                                          --------
                                                                                                             4,590
                                                                                                          --------
            TEXAS (8.2%)
    1,380   Austin Convention Enterprises, Inc.                            5.00           1/01/2034          1,559
    1,000   Bexar County Health Facilities Dev. Corp.                      5.00           7/15/2037          1,122
    1,000   Central Texas Regional Mobility Auth.                          4.00           1/01/2041          1,055
    1,000   Central Texas Regional Mobility Auth.                          5.00           1/01/2045          1,122
    1,000   Central Texas Turnpike System                                  5.00           8/15/2042          1,111
    1,000   City of Arlington (INS - Assured Guaranty
              Municipal Corp.)                                             5.00           2/15/2048          1,173
    1,000   City of Houston                                                5.00           9/01/2039          1,119
    1,000   City of Houston                                                5.00           9/01/2040          1,118
    1,000   City of Laredo Waterworks & Sewer System                       4.00           3/01/2041          1,068
    4,420   City of Lewisville (INS - ACA Financial Guaranty Corp.)        5.80           9/01/2025          4,658
    1,000   Clifton Higher Education Finance Corp.
              (NBGA - Texas Permanent School Fund)                         5.00           8/15/2039          1,122
    1,000   Harris County Cultural Education Facilities
              Finance Corp.                                                5.00           6/01/2038          1,064
    1,000   Harris County Hospital District                                4.00           2/15/2042          1,047
    1,000   Karnes County Hospital District                                5.00           2/01/2044          1,063
    1,000   Matagorda County Navigation District No. 1                     4.00           6/01/2030          1,044
    1,000   Mesquite Health Facility Dev. Corp.                            5.00           2/15/2035          1,041
      225   New Hope Cultural Education Facilities Finance Corp.
              (INS - Assured Guaranty Municipal Corp.)                     5.00           7/01/2038            259
    1,600   New Hope Cultural Education Facilities Finance Corp.           5.00           4/01/2047          1,702
    1,000   New Hope Cultural Education Facilities Finance Corp.           5.00           7/01/2047            939
    1,500   North Texas Tollway Auth.                                      5.00           1/01/2031          1,698
    1,000   North Texas Tollway Auth.                                      5.00           1/01/2045          1,130
    1,905   Port of Port Arthur Navigation District(b)                     2.45           4/01/2040          1,905
      800   Port of Port Arthur Navigation District(b)                     2.45           4/01/2040            800
    3,250   Port of Port Arthur Navigation District(b)                     1.55          11/01/2040          3,250
    2,520   Port of Port Arthur Navigation District(b)                     1.55          11/01/2040          2,520
    1,000   Princeton ISD (NBGA - Texas Permanent School Fund)             5.00           2/15/2043          1,197
    1,000   Prosper ISD (NBGA - Texas Permanent School Fund)               5.00           2/15/2048          1,199
    1,000   Tarrant County Cultural Education
              Facilities Finance Corp.                                     5.00          11/15/2036          1,001
    1,000   Tarrant County Cultural Education
              Facilities Finance Corp.                                     5.00          11/15/2045           969
    1,000   Tarrant County Cultural Education
              Facilities Finance Corp.                                     5.00          11/15/2046          1,125
    1,500   Tarrant County Cultural Education
              Facilities Finance Corp.                                     5.00           7/01/2048          1,769
                                                                                                          --------
                                                                                                            42,949
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)       SECURITY                                                       RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
            VIRGINIA (0.2%)
$   1,000   Alexandria IDA                                                 5.00%         10/01/2050       $  1,099
                                                                                                          --------
            WASHINGTON (1.3%)
    3,700   Health Care Facilities Auth. (LIQ - J.P. Morgan
              Chase & Co.)(a),(b)                                          1.77           9/06/2020          3,700
    1,000   Health Care Facilities Auth.                                   4.00           7/01/2042          1,071
    1,000   Health Care Facilities Auth.                                   5.00           1/01/2047          1,144
    1,000   Housing Finance Commission                                     5.00           1/01/2038          1,119
                                                                                                          --------
                                                                                                             7,034
                                                                                                          --------
            WEST VIRGINIA (0.3%)
    1,500   West Virginia Hospital Finance Auth.                           4.00           1/01/2038          1,578
                                                                                                          --------
            WISCONSIN (1.4%)
    1,000   Health & Educational Facilities Auth. (PRE)                    5.25           4/15/2035          1,142
    1,000   Health & Educational Facilities Auth.                          5.00           9/15/2045          1,046
    1,000   Public Finance Auth.                                           5.00           7/01/2038          1,190
      600   Public Finance Auth. (INS - Assured Guaranty
              Municipal Corp.)                                             5.00           7/01/2044            695
    1,500   Public Finance Auth.                                           5.25          10/01/2048          1,705
    1,500   Public Finance Auth.                                           4.00          10/01/2049          1,606
                                                                                                          --------
                                                                                                             7,384
                                                                                                          --------
            WYOMING (0.3%)
    1,250   Laramie County                                                 5.00           5/01/2037          1,318
                                                                                                          --------
            Total Municipal Obligations (cost: $266,703)                                                   277,739
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
            EQUITY SECURITIES (45.6%)

            BLUE CHIP STOCKS (45.6%)

            BASIC MATERIALS (0.9%)
            ----------------------
            CHEMICALS (0.8%)
    2,643   Air Products & Chemicals, Inc.                                                                     538
    1,061   Albemarle Corp.                                                                                     67
    1,336   Celanese Corp.                                                                                     127
    2,306   CF Industries Holdings, Inc.                                                                        93
    7,085   Dow, Inc.(f)                                                                                       331
   23,594   DowDuPont, Inc.                                                                                    720
    1,398   Eastman Chemical Co.                                                                                91

================================================================================

20  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    1,542   FMC Corp.                                                                                     $    113
    1,011   International Flavors & Fragrances, Inc.                                                           137
    5,503   Linde plc                                                                                          993
    3,142   LyondellBasell Industries N.V. "A"                                                                 233
    4,267   Mosaic Co.                                                                                          92
    2,395   PPG Industries, Inc.                                                                               251
      964   Sherwin-Williams Co.                                                                               404
                                                                                                          --------
                                                                                                             4,190
                                                                                                          --------
            FOREST PRODUCTS & PAPER (0.0%)
    4,728   International Paper Co.                                                                            196
                                                                                                          --------
            IRON/STEEL (0.0%)
    2,663   Nucor Corp.                                                                                        128
                                                                                                          --------
            MINING (0.1%)
   15,028   Freeport-McMoRan, Inc.                                                                             146
    8,551   Newmont Goldcorp Corp.                                                                             283
                                                                                                          --------
                                                                                                               429
                                                                                                          --------
            Total Basic Materials                                                                            4,943
                                                                                                          --------
            COMMUNICATIONS (7.0%)
            ---------------------
            ADVERTISING (0.1%)
    3,603   Interpublic Group of Companies, Inc.                                                                76
    2,152   Omnicom Group, Inc.                                                                                167
                                                                                                          --------
                                                                                                               243
                                                                                                          --------
            INTERNET (4.3%)
    3,133   Alphabet, Inc. "A"(f)                                                                            3,467
    3,127   Alphabet, Inc. "C"(f)                                                                            3,451
    4,318   Amazon.com, Inc.(f)                                                                              7,665
      464   Booking Holdings, Inc.(f)                                                                          768
   10,566   eBay, Inc.                                                                                         380
    1,162   Expedia Group, Inc.                                                                                134
      561   F5 Networks, Inc.(f)                                                                                74
   24,962   Facebook, Inc. "A"(f)                                                                            4,430
    4,583   Netflix, Inc.(f)                                                                                 1,573
    7,459   Symantec Corp.                                                                                     140
      975   TripAdvisor, Inc.(f)                                                                                41
    7,622   Twitter, Inc.(f)                                                                                   278
    1,070   VeriSign, Inc.(f)                                                                                  208
                                                                                                          --------
                                                                                                            22,609
                                                                                                          --------
            MEDIA (1.1%)
    3,467   CBS Corp. "B"                                                                                      167
    2,057   Charter Communications, Inc. "A"(f)                                                                775

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                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
   45,562   Comcast Corp. "A"                                                                             $  1,868
    3,809   Discovery, Inc. "C"(f)                                                                              98
    1,428   Discovery, Inc. "A"(f)                                                                              39
    2,685   DISH Network Corp. "A"(f)                                                                           97
    3,518   Fox Corp. "A"(f)                                                                                   124
    3,584   News Corp. "A"                                                                                      41
    3,276   Viacom, Inc. "B"                                                                                    95
   20,412   Walt Disney Co.                                                                                  2,695
                                                                                                          --------
                                                                                                             5,999
                                                                                                          --------
            TELECOMMUNICATIONS (1.5%)
      610   Arista Networks, Inc.(f)                                                                           149
   76,227   AT&T, Inc.(g)                                                                                    2,331
   11,252   CenturyLink, Inc.                                                                                  118
   44,905   Cisco Systems, Inc.                                                                              2,336
    9,344   Corning, Inc.                                                                                      270
    3,500   Juniper Networks, Inc.                                                                              86
    1,577   Motorola Solutions, Inc.                                                                           236
   44,175   Verizon Communications, Inc.                                                                     2,401
                                                                                                          --------
                                                                                                             7,927
                                                                                                          --------
            Total Communications                                                                            36,778
                                                                                                          --------
            CONSUMER, CYCLICAL (3.8%)
            -------------------------
            AIRLINES (0.2%)
    4,018   American Airlines Group, Inc.                                                                      110
    7,308   Delta Air Lines, Inc.                                                                              376
    5,908   Southwest Airlines Co.                                                                             281
    2,350   United Continental Holdings, Inc.(f)                                                               183
                                                                                                          --------
                                                                                                               950
                                                                                                          --------
            APPAREL (0.3%)
    1,806   Capri Holdings Ltd.                                                                                 59
    4,225   Hanesbrands, Inc.                                                                                   63
      542   Kontoor Brands, Inc.(f)                                                                             16
   14,032   NIKE, Inc. "B"                                                                                   1,082
      868   PVH Corp.                                                                                           74
      517   Ralph Lauren Corp.                                                                                  54
    2,313   Tapestry, Inc.                                                                                      66
    1,669   Under Armour, Inc. "A"(f)                                                                           38
    1,654   Under Armour, Inc. "C"(f)                                                                           34
    3,798   VF Corp.                                                                                           311
                                                                                                          --------
                                                                                                             1,797
                                                                                                          --------

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22  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            AUTO MANUFACTURERS (0.2%)
   40,021   Ford Motor Co.                                                                                $    381
   15,325   General Motors Co.                                                                                 511
    3,714   PACCAR, Inc.                                                                                       244
                                                                                                          --------
                                                                                                             1,136
                                                                                                          --------
            AUTO PARTS & EQUIPMENT (0.1%)
    3,076   Aptiv plc                                                                                          197
    2,393   BorgWarner, Inc.                                                                                    85
        1   Delphi Technologies plc                                                                              -
                                                                                                          --------
                                                                                                               282
                                                                                                          --------
            DISTRIBUTION/WHOLESALE (0.1%)
    2,286   Copart, Inc.(f)                                                                                    163
    5,382   Fastenal Co.                                                                                       165
    3,724   LKQ Corp.(f)                                                                                        96
      478   WW Grainger, Inc.                                                                                  125
                                                                                                          --------
                                                                                                               549
                                                                                                          --------
            HOME BUILDERS (0.1%)
    3,224   DR Horton, Inc.                                                                                    138
    3,426   Lennar Corp. "A"                                                                                   170
        1   Lennar Corp. "B"                                                                                     -
    2,649   PulteGroup, Inc.                                                                                    82
                                                                                                          --------
                                                                                                               390
                                                                                                          --------
            HOME FURNISHINGS (0.0%)
    1,214   Leggett & Platt, Inc.                                                                               43
      674   Whirlpool Corp.                                                                                     78
                                                                                                          --------
                                                                                                               121
                                                                                                          --------
            HOUSEWARES (0.0%)
    2,180   Newell Brands, Inc.                                                                                 29
                                                                                                          --------
            LEISURE TIME (0.1%)
    3,668   Carnival Corp.                                                                                     188
    1,559   Harley-Davidson, Inc.                                                                               51
    2,244   Norwegian Cruise Line Holdings Ltd.(f)                                                             123
    2,000   Royal Caribbean Cruises Ltd.                                                                       243
                                                                                                          --------
                                                                                                               605
                                                                                                          --------
            LODGING (0.2%)
    3,115   Hilton Worldwide Holdings, Inc.                                                                    279
    3,316   Marriott International, Inc. "A"                                                                   414
    6,137   MGM Resorts International                                                                          152
      962   Wynn Resorts Ltd.                                                                                  103
                                                                                                          --------
                                                                                                               948
                                                                                                          --------

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                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            RETAIL (2.5%)
      687   Advance Auto Parts, Inc.                                                                      $    106
      296   AutoZone, Inc.(f)                                                                                  304
    2,415   Best Buy Co., Inc.                                                                                 151
    1,691   CarMax, Inc.(f)                                                                                    132
      245   Chipotle Mexican Grill, Inc.(f)                                                                    162
    4,892   Costco Wholesale Corp.                                                                           1,172
    1,204   Darden Restaurants, Inc.                                                                           140
    2,615   Dollar General Corp.                                                                               333
    2,788   Dollar Tree, Inc.(f)                                                                               283
    1,129   Foot Locker, Inc.                                                                                   44
    2,024   Gap, Inc.                                                                                           38
    1,641   Genuine Parts Co.                                                                                  162
   11,626   Home Depot, Inc.                                                                                 2,207
    1,649   Kohl's Corp.                                                                                        81
    2,674   L Brands, Inc.                                                                                      60
    8,086   Lowe's Cos, Inc.                                                                                   754
    3,071   Macy's, Inc.                                                                                        63
    8,008   McDonald's Corp.                                                                                 1,588
    1,027   Nordstrom, Inc.                                                                                     32
      788   O'Reilly Automotive, Inc.(f)                                                                       293
    3,683   Ross Stores, Inc.                                                                                  342
   12,390   Starbucks Corp.                                                                                    942
    5,924   Target Corp.                                                                                       477
    1,072   Tiffany & Co.                                                                                       96
   12,486   TJX Companies, Inc.                                                                                628
    1,196   Tractor Supply Co.                                                                                 121
      551   Ulta Salon Cosmetics & Fragrance, Inc.(f)                                                          184
    8,391   Walgreens Boots Alliance, Inc.                                                                     414
   14,299   Walmart, Inc.                                                                                    1,451
    3,123   Yum! Brands, Inc.                                                                                  320
                                                                                                          --------
                                                                                                            13,080
                                                                                                          --------
            TEXTILES (0.0%)
      739   Mohawk Industries, Inc.(f)                                                                         100
                                                                                                          --------
            TOYS/GAMES/HOBBIES (0.0%)
    1,004   Hasbro, Inc.                                                                                        95
    2,396   Mattel, Inc.(f)                                                                                     24
                                                                                                          --------
                                                                                                               119
                                                                                                          --------
            Total Consumer, Cyclical                                                                        20,106
                                                                                                          --------

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24  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            CONSUMER, NON-CYCLICAL (10.1%)
            ------------------------------
            AGRICULTURE (0.5%)
   19,313   Altria Group, Inc.                                                                            $    948
    5,283   Archer-Daniels-Midland Co.                                                                         202
   16,099   Philip Morris International, Inc.                                                                1,242
                                                                                                          --------
                                                                                                             2,392
                                                                                                          --------
            BEVERAGES (0.8%)
    1,744   Brown-Forman Corp. "B"                                                                              87
   38,140   Coca-Cola Co.                                                                                    1,874
    1,654   Constellation Brands, Inc. "A"                                                                     292
    1,743   Molson Coors Brewing Co. "B"                                                                        96
    4,648   Monster Beverage Corp.(f)                                                                          287
   14,088   PepsiCo, Inc.                                                                                    1,803
                                                                                                          --------
                                                                                                             4,439
                                                                                                          --------
            BIOTECHNOLOGY (0.9%)
    2,201   Alexion Pharmaceuticals, Inc.(f)                                                                   250
    6,365   Amgen, Inc.                                                                                      1,061
    2,058   Biogen, Inc.(f)                                                                                    451
    7,364   Celgene Corp.(f)                                                                                   691
   14,905   Gilead Sciences, Inc.                                                                              928
    1,468   Illumina, Inc.(f)                                                                                  451
    1,447   Incyte Corp.(f)                                                                                    114
      620   Regeneron Pharmaceuticals, Inc.(f)                                                                 187
    2,546   Vertex Pharmaceuticals, Inc.(f)                                                                    423
                                                                                                          --------
                                                                                                             4,556
                                                                                                          --------
            COMMERCIAL SERVICES (1.0%)
    4,365   Automatic Data Processing, Inc.                                                                    699
      814   Cintas Corp.                                                                                       181
    2,532   Ecolab, Inc.                                                                                       466
    1,407   Equifax, Inc.                                                                                      170
      880   FleetCor Technologies, Inc.(f)                                                                     227
    1,065   Gartner, Inc.(f)                                                                                   161
    1,852   Global Payments, Inc.                                                                              285
    1,952   H&R Block, Inc.                                                                                     51
    3,349   IHS Markit Ltd.(f)                                                                                 192
    1,624   Moody's Corp.                                                                                      297
    4,277   Nielsen Holdings plc                                                                                97
   11,657   PayPal Holdings, Inc.(f)                                                                         1,279
    1,704   Quanta Services, Inc.                                                                               59
    1,300   Robert Half International, Inc.                                                                     70
    1,687   Rollins, Inc.                                                                                       64

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    2,912   S&P Global, Inc.                                                                              $    623
    1,923   Total System Services, Inc.                                                                        238
      788   United Rentals, Inc.(f)                                                                             87
    1,865   Verisk Analytics, Inc.                                                                             261
                                                                                                          --------
                                                                                                             5,507
                                                                                                          --------
            COSMETICS/PERSONAL CARE (0.7%)
    8,540   Colgate-Palmolive Co.                                                                              594
    4,102   Coty, Inc. "A"(g)                                                                                   51
    2,575   Estee Lauder Companies, Inc. "A"                                                                   415
   26,176   Procter & Gamble Co.                                                                             2,694
                                                                                                          --------
                                                                                                             3,754
                                                                                                          --------
            FOOD (0.6%)
    2,319   Campbell Soup Co.                                                                                   84
    5,746   Conagra Brands, Inc.                                                                               154
    6,961   General Mills, Inc.                                                                                344
    1,318   Hershey Co.                                                                                        174
    2,891   Hormel Foods Corp.                                                                                 114
    1,270   JM Smucker Co.                                                                                     154
    2,970   Kellogg Co.                                                                                        156
    7,359   Kraft Heinz Co.                                                                                    204
    9,599   Kroger Co.                                                                                         219
    1,462   Lamb Weston Holdings, Inc.                                                                          87
    1,216   McCormick & Co., Inc.                                                                              190
   16,937   Mondelez International, Inc. "A"                                                                   861
    4,663   Sysco Corp.                                                                                        321
    3,456   Tyson Foods, Inc. "A"                                                                              262
                                                                                                          --------
                                                                                                             3,324
                                                                                                          --------
            HEALTHCARE PRODUCTS (1.8%)
   18,379   Abbott Laboratories(g)                                                                           1,399
      431   ABIOMED, Inc.(f)                                                                                   113
      822   Align Technology, Inc.(f)                                                                          234
    4,950   Baxter International, Inc.                                                                         364
    2,570   Becton, Dickinson & Co.                                                                            600
   16,157   Boston Scientific Corp.(f)                                                                         621
      549   Cooper Companies, Inc.                                                                             163
    6,575   Danaher Corp.                                                                                      868
    2,679   Dentsply Sirona, Inc.                                                                              144
    2,050   Edwards Lifesciences Corp.(f)                                                                      350
    1,445   Henry Schein, Inc.(f)                                                                               93
    2,574   Hologic, Inc.(f)                                                                                   113
      862   IDEXX Laboratories, Inc.(f)                                                                        215
    1,115   Intuitive Surgical, Inc.(f)                                                                        518

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26  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
   15,494   Medtronic plc                                                                                 $  1,434
    1,423   ResMed, Inc.                                                                                       162
    3,126   Stryker Corp.                                                                                      573
      536   Teleflex, Inc.                                                                                     155
    4,212   Thermo Fisher Scientific, Inc.                                                                   1,125
    1,048   Varian Medical Systems, Inc.(f)                                                                    132
    2,069   Zimmer Biomet Holdings, Inc.                                                                       236
                                                                                                          --------
                                                                                                             9,612
                                                                                                          --------
            HEALTHCARE-SERVICES (0.9%)
    2,590   Anthem, Inc.                                                                                       720
    4,649   Centene Corp.(f)                                                                                   269
    1,414   DaVita, Inc.(f)                                                                                     61
    2,781   HCA Healthcare, Inc.                                                                               336
    1,316   Humana, Inc.                                                                                       322
    1,614   IQVIA Holdings, Inc.(f)                                                                            219
      995   Laboratory Corp. of America Holdings(f)                                                            162
    1,359   Quest Diagnostics, Inc.                                                                            130
   10,041   UnitedHealth Group, Inc.                                                                         2,428
      812   Universal Health Services, Inc. "B"                                                                 97
      567   WellCare Health Plans, Inc.(f)                                                                     157
                                                                                                          --------
                                                                                                             4,901
                                                                                                          --------
            HOUSEHOLD PRODUCTS/WARES (0.2%)
      906   Avery Dennison Corp.                                                                                94
    2,460   Church & Dwight Co., Inc.                                                                          183
    1,274   Clorox Co.                                                                                         190
    3,398   Kimberly-Clark Corp.                                                                               435
                                                                                                          --------
                                                                                                               902
                                                                                                          --------
            PHARMACEUTICALS (2.7%)
   15,090   AbbVie, Inc.                                                                                     1,158
    3,092   Allergan plc                                                                                       377
    1,410   AmerisourceBergen Corp.                                                                            110
   18,063   Bristol-Myers Squibb Co.                                                                           819
    2,310   Cardinal Health, Inc.                                                                               97
    3,977   Cigna Corp.(f)                                                                                     589
   12,203   CVS Health Corp.                                                                                   639
    9,133   Eli Lilly & Co.                                                                                  1,059
   27,402   Johnson & Johnson(g)                                                                             3,594
    2,308   McKesson Corp.                                                                                     282
   27,009   Merck & Co., Inc.                                                                                2,139
    4,722   Mylan N.V.(f)                                                                                       79
    2,095   Nektar Therapeutics(f)                                                                              66
    1,463   Perrigo Co. plc                                                                                     61

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
   56,908   Pfizer, Inc.                                                                                  $  2,363
    5,626   Zoetis, Inc.                                                                                       568
                                                                                                          --------
                                                                                                            14,000
                                                                                                          --------
            Total Consumer, Non-cyclical                                                                    53,387
                                                                                                          --------
            ENERGY (2.2%)
            -------------
            OIL & GAS (1.8%)
    5,912   Anadarko Petroleum Corp.                                                                           416
    4,518   Apache Corp.                                                                                       118
    4,115   Cabot Oil & Gas Corp.                                                                              103
   19,811   Chevron Corp.                                                                                    2,255
    1,200   Cimarex Energy Co.                                                                                  69
    1,929   Concho Resources, Inc.                                                                             189
   11,082   ConocoPhillips                                                                                     653
    4,019   Devon Energy Corp.                                                                                 101
    1,807   Diamondback Energy, Inc.                                                                           177
    6,370   EOG Resources, Inc.                                                                                522
   46,039   Exxon Mobil Corp.(g)                                                                             3,258
    1,218   Helmerich & Payne, Inc.                                                                             60
    2,905   Hess Corp.                                                                                         162
    8,379   Marathon Oil Corp.                                                                                 110
    6,670   Marathon Petroleum Corp.                                                                           307
    5,819   Noble Energy, Inc.                                                                                 125
    6,077   Occidental Petroleum Corp.                                                                         302
    3,864   Phillips 66                                                                                        312
    1,672   Pioneer Natural Resources Co.                                                                      237
    4,001   Valero Energy Corp.                                                                                282
                                                                                                          --------
                                                                                                             9,758
                                                                                                          --------
            OIL & GAS SERVICES (0.2%)
    2,932   Baker Hughes a GE Co.                                                                               63
   10,499   Halliburton Co.                                                                                    224
    4,614   National Oilwell Varco, Inc.                                                                        96
   12,192   Schlumberger Ltd.                                                                                  423
    5,120   TechnipFMC plc                                                                                     106
                                                                                                          --------
                                                                                                               912
                                                                                                          --------
            PIPELINES (0.2%)
   20,653   Kinder Morgan, Inc.                                                                                412
    4,096   ONEOK, Inc.                                                                                        261
   14,133   Williams Companies, Inc.                                                                           373
                                                                                                          --------
                                                                                                             1,046
                                                                                                          --------
            Total Energy                                                                                    11,716
                                                                                                          --------

================================================================================

28  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            FINANCIAL (8.3%)
            ----------------
            BANKS (2.9%)
   90,199   Bank of America Corp.                                                                         $  2,399
    9,561   Bank of New York Mellon Corp.                                                                      408
    7,586   BB&T Corp.                                                                                         355
   26,864   Citigroup, Inc.                                                                                  1,670
    4,616   Citizens Financial Group, Inc.                                                                     150
    1,613   Comerica, Inc.                                                                                     111
    9,109   Fifth Third Bancorp                                                                                241
    1,912   First Republic Bank                                                                                186
    3,261   Goldman Sachs Group, Inc.                                                                          595
   11,994   Huntington Bancshares, Inc.                                                                        152
   35,496   J.P. Morgan Chase & Co.                                                                          3,761
   10,027   KeyCorp.                                                                                           160
    1,384   M&T Bank Corp.                                                                                     221
   15,263   Morgan Stanley                                                                                     621
    2,365   Northern Trust Corp.(h)                                                                            202
    4,630   PNC Financial Services Group, Inc.                                                                 589
   10,886   Regions Financial Corp.                                                                            151
    3,779   State Street Corp.                                                                                 209
    3,750   SunTrust Banks, Inc.                                                                               225
      576   SVB Financial Group(f)                                                                             116
   15,254   U.S. Bancorp.                                                                                      766
   42,844   Wells Fargo & Co.(g)                                                                             1,901
    2,072   Zions Bancorp                                                                                       89
                                                                                                          --------
                                                                                                            15,278
                                                                                                          --------
            DIVERSIFIED FINANCIAL SERVICES (2.0%)
      617   Affiliated Managers Group, Inc.                                                                     52
    6,948   American Express Co.                                                                               797
    1,383   Ameriprise Financial, Inc.                                                                         191
    1,439   BlackRock, Inc.                                                                                    598
    5,207   Capital One Financial Corp.                                                                        447
    1,060   Cboe Global Markets, Inc.                                                                          115
   12,413   Charles Schwab Corp.                                                                               517
    4,006   CME Group, Inc.                                                                                    770
    3,369   Discover Financial Services                                                                        251
    2,481   E*TRADE Financial Corp.                                                                            111
    2,997   Franklin Resources, Inc.                                                                            95
    5,711   Intercontinental Exchange, Inc.                                                                    470
    4,817   Invesco Ltd.                                                                                        94
    1,542   Jefferies Financial Group, Inc.                                                                     27
    9,019   Mastercard, Inc. "A"                                                                             2,268
    1,159   Nasdaq, Inc.                                                                                       105

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    1,452   Raymond James Financial, Inc.                                                                 $    120
    6,818   Synchrony Financial                                                                                229
    2,288   T. Rowe Price Group, Inc.                                                                          231
   17,570   Visa, Inc. "A"                                                                                   2,835
    4,287   Western Union Co.                                                                                   83
                                                                                                          --------
                                                                                                            10,406
                                                                                                          --------
            INSURANCE (2.0%)
    7,793   Aflac, Inc.                                                                                        400
    3,329   Allstate Corp.                                                                                     318
   10,289   American International Group, Inc.                                                                 525
    2,360   Aon plc                                                                                            425
    2,040   Arthur J. Gallagher & Co.                                                                          172
   20,009   Berkshire Hathaway, Inc. "B"(f)                                                                  3,950
    5,396   Chubb Ltd.                                                                                         788
    1,525   Cincinnati Financial Corp.                                                                         150
      476   Everest Re Group Ltd.                                                                              118
    4,006   Hartford Financial Services Group, Inc.                                                            211
    2,493   Lincoln National Corp.                                                                             148
    3,175   Loews Corp.                                                                                        163
    6,078   Marsh & McLennan Companies, Inc.                                                                   581
   11,557   MetLife, Inc.                                                                                      534
    2,507   Principal Financial Group, Inc.                                                                    129
    5,810   Progressive Corp.                                                                                  461
    3,711   Prudential Financial, Inc.                                                                         343
      995   Torchmark Corp.                                                                                     85
    2,645   Travelers Companies, Inc.                                                                          385
    2,079   Unum Group                                                                                          66
    1,438   Willis Towers Watson plc                                                                           252
                                                                                                          --------
                                                                                                            10,204
                                                                                                          --------
            REAL ESTATE (0.0%)
    3,167   CBRE Group, Inc. "A"(f)                                                                            145
                                                                                                          --------
            REITS (1.4%)
    1,101   Alexandria Real Estate Equities, Inc.                                                              161
    4,297   American Tower Corp.                                                                               897
    1,818   Apartment Investment & Management Co. "A"                                                           91
    1,564   AvalonBay Communities, Inc.                                                                        318
    1,478   Boston Properties, Inc.                                                                            193
    5,001   Crown Castle International Corp.                                                                   650
    2,408   Digital Realty Trust, Inc.                                                                         283
    3,869   Duke Realty Corp.                                                                                  116
    1,002   Equinix, Inc.                                                                                      487
    4,165   Equity Residential                                                                                 319

================================================================================

30  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
      612   Essex Property Trust, Inc.                                                                    $    179
    1,147   Extra Space Storage, Inc.                                                                          123
      663   Federal Realty Investment Trust                                                                     87
    5,381   HCP, Inc.                                                                                          171
    6,924   Host Hotels & Resorts, Inc.                                                                        125
    2,608   Iron Mountain, Inc.                                                                                 80
    4,841   Kimco Realty Corp.                                                                                  84
    1,273   Mid-America Apartment Communities, Inc.                                                            145
    6,287   Prologis, Inc.                                                                                     463
    1,497   Public Storage                                                                                     356
    3,181   Realty Income Corp.                                                                                223
    1,543   Regency Centers Corp.                                                                              102
    1,109   SBA Communications Corp.(f)                                                                        240
    3,655   Simon Property Group, Inc.                                                                         592
      887   SL Green Realty Corp.                                                                               76
    2,624   UDR, Inc.                                                                                          118
    3,510   Ventas, Inc.                                                                                       226
    1,602   Vornado Realty Trust                                                                               106
    3,751   Welltower, Inc.                                                                                    305
    6,727   Weyerhaeuser Co.                                                                                   153
                                                                                                          --------
                                                                                                             7,469
                                                                                                          --------
            SAVINGS & LOANS (0.0%)
    4,406   People's United Financial, Inc.                                                                     68
                                                                                                          --------
            Total Financial                                                                                 43,570
                                                                                                          --------
            INDUSTRIAL (4.2%)
            -----------------
            AEROSPACE/DEFENSE (1.2%)
    4,490   Arconic, Inc.                                                                                       98
    5,311   Boeing Co.                                                                                       1,814
    3,206   General Dynamics Corp.                                                                             516
    1,100   Harris Corp.                                                                                       206
      887   L3 Technologies, Inc.                                                                              215
    2,443   Lockheed Martin Corp.                                                                              827
    1,969   Northrop Grumman Corp.                                                                             597
    2,842   Raytheon Co.                                                                                       496
      482   TransDigm Group, Inc.(f)                                                                           213
    8,948   United Technologies Corp.                                                                        1,130
                                                                                                          --------
                                                                                                             6,112
                                                                                                          --------
            BUILDING MATERIALS (0.2%)
    1,691   Fortune Brands Home & Security, Inc.                                                                81
   10,506   Johnson Controls International plc                                                                 405
      582   Martin Marietta Materials, Inc.                                                                    122

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    2,915   Masco Corp.                                                                                   $    102
    1,496   Vulcan Materials Co.                                                                               187
                                                                                                          --------
                                                                                                               897
                                                                                                          --------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
    2,658   AMETEK, Inc.                                                                                       218
    7,310   Emerson Electric Co.                                                                               440
                                                                                                          --------
                                                                                                               658
                                                                                                          --------
            ELECTRONICS (0.6%)
    3,184   Agilent Technologies, Inc.                                                                         214
      880   Allegion plc                                                                                        85
    2,992   Amphenol Corp. "A"                                                                                 260
    1,385   FLIR Systems, Inc.                                                                                  67
    3,063   Fortive Corp.                                                                                      233
    1,028   Garmin Ltd.                                                                                         79
    7,399   Honeywell International, Inc.                                                                    1,216
    1,866   Keysight Technologies, Inc.(f)                                                                     140
      250   Mettler-Toledo International, Inc.(f)                                                              181
    1,114   PerkinElmer, Inc.                                                                                   96
    3,470   TE Connectivity Ltd.                                                                               292
      742   Waters Corp.(f)                                                                                    149
                                                                                                          --------
                                                                                                             3,012
                                                                                                          --------
            ENGINEERING & CONSTRUCTION (0.0%)
    1,679   Fluor Corp.                                                                                         47
    1,348   Jacobs Engineering Group, Inc.                                                                     101
                                                                                                          --------
                                                                                                               148
                                                                                                          --------
            ENVIRONMENTAL CONTROL (0.1%)
    1,502   Pentair plc                                                                                         53
    2,497   Republic Services, Inc.                                                                            211
    3,869   Waste Management, Inc.                                                                             423
                                                                                                          --------
                                                                                                               687
                                                                                                          --------
            HAND/MACHINE TOOLS (0.1%)
      528   Snap-on, Inc.                                                                                       82
    1,616   Stanley Black & Decker, Inc.                                                                       206
                                                                                                          --------
                                                                                                               288
                                                                                                          --------
            MACHINERY-CONSTRUCTION & MINING (0.1%)
    5,882   Caterpillar, Inc.                                                                                  705
                                                                                                          --------
            MACHINERY-DIVERSIFIED (0.3%)
    1,457   Cummins, Inc.                                                                                      220
    3,155   Deere & Co.                                                                                        442
    1,435   Dover Corp.                                                                                        128

================================================================================

32  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    1,210   Flowserve Corp.                                                                               $     56
    1,199   Rockwell Automation, Inc.                                                                          179
    1,119   Roper Technologies, Inc.                                                                           385
    1,654   Wabtec Corp.                                                                                       103
    1,676   Xylem, Inc.                                                                                        124
                                                                                                          --------
                                                                                                             1,637
                                                                                                          --------
            MISCELLANEOUS MANUFACTURERS (0.6%)
    6,025   3M Co.(g)                                                                                          962
    1,344   AO Smith Corp.                                                                                      54
    4,316   Eaton Corp. plc                                                                                    321
   91,090   General Electric Co.(g)                                                                            860
    3,048   Illinois Tool Works, Inc.                                                                          426
    2,877   Ingersoll-Rand plc                                                                                 340
    1,448   Parker-Hannifin Corp.                                                                              221
    2,441   Textron, Inc.                                                                                      111
                                                                                                          --------
                                                                                                             3,295
                                                                                                          --------
            PACKAGING & CONTAINERS (0.1%)
    3,726   Ball Corp.                                                                                         229
    1,672   Sealed Air Corp.                                                                                    70
    3,021   WestRock Co.                                                                                        98
                                                                                                          --------
                                                                                                               397
                                                                                                          --------
            SHIPBUILDING (0.0%)
      499   Huntington Ingalls Industries, Inc.                                                                102
                                                                                                          --------
            TRANSPORTATION (0.8%)
    1,279   CH Robinson Worldwide, Inc.                                                                        102
    8,013   CSX Corp.                                                                                          597
    1,997   Expeditors International of Washington, Inc.                                                       139
    2,840   FedEx Corp.                                                                                        438
      714   JB Hunt Transport Services, Inc.                                                                    61
      960   Kansas City Southern                                                                               109
    2,789   Norfolk Southern Corp.                                                                             544
    8,199   Union Pacific Corp.                                                                              1,367
    6,350   United Parcel Service, Inc. "B"                                                                    590
                                                                                                          --------
                                                                                                             3,947
                                                                                                          --------
            Total Industrial                                                                                21,885
                                                                                                          --------
            TECHNOLOGY (7.5%)
            -----------------
            COMPUTERS (2.3%)
    6,382   Accenture plc "A"                                                                                1,136
   46,801   Apple, Inc.(g)                                                                                   8,194
    6,760   Cognizant Technology Solutions Corp. "A"                                                           419

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    3,270   DXC Technology Co.                                                                            $    156
    1,647   Fortinet, Inc.(f)                                                                                  119
   16,614   Hewlett Packard Enterprise Co.                                                                     228
   15,968   HP, Inc.                                                                                           298
    9,521   International Business Machines Corp.                                                            1,209
    2,488   NetApp, Inc.                                                                                       147
    2,733   Seagate Technology plc                                                                             114
    2,632   Western Digital Corp.                                                                               98
                                                                                                          --------
                                                                                                            12,118
                                                                                                          --------
            OFFICE/BUSINESS EQUIPMENT (0.0%)
    1,978   Xerox Corp.                                                                                         60
                                                                                                          --------
            SEMICONDUCTORS (1.7%)
    9,567   Advanced Micro Devices, Inc.(f)                                                                    262
    4,322   Analog Devices, Inc.                                                                               418
   11,477   Applied Materials, Inc.                                                                            444
    4,130   Broadcom, Inc.                                                                                   1,039
   45,533   Intel Corp.                                                                                      2,005
      419   IPG Photonics Corp.(f)                                                                              52
    1,555   KLA-Tencor Corp.                                                                                   160
    1,595   Lam Research Corp.                                                                                 278
    2,767   Maxim Integrated Products, Inc.                                                                    146
    2,357   Microchip Technology, Inc.                                                                         189
   10,689   Micron Technology, Inc.(f)                                                                         349
    6,341   NVIDIA Corp.                                                                                       859
    1,188   Qorvo, Inc.(f)                                                                                      73
   13,436   QUALCOMM, Inc.                                                                                     898
    1,701   Skyworks Solutions, Inc.                                                                           113
    9,684   Texas Instruments, Inc.                                                                          1,010
    2,527   Xilinx, Inc.                                                                                       259
                                                                                                          --------
                                                                                                             8,554
                                                                                                          --------
            SOFTWARE (3.5%)
    9,016   Activision Blizzard, Inc.                                                                          391
    4,880   Adobe, Inc.(f)                                                                                   1,322
    1,627   Akamai Technologies, Inc.(f)                                                                       123
      796   ANSYS, Inc.(f)                                                                                     143
    2,558   Autodesk, Inc.(f)                                                                                  412
    1,368   Broadridge Financial Solutions, Inc.                                                               171
    2,583   Cadence Design Systems, Inc.(f)                                                                    164
    3,904   Cerner Corp.(f)                                                                                    273
    1,327   Citrix Systems, Inc.                                                                               125
    2,669   Electronic Arts, Inc.(f)                                                                           248
    3,275   Fidelity National Information Services, Inc.                                                       394

================================================================================

34  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
    3,938   Fiserv, Inc.(f)                                                                               $    338
    2,547   Intuit, Inc.                                                                                       624
      769   Jack Henry & Associates, Inc.                                                                      101
   80,282   Microsoft Corp.(g)                                                                               9,929
      992   MSCI, Inc.                                                                                         218
   26,866   Oracle Corp.                                                                                     1,359
    3,191   Paychex, Inc.                                                                                      274
    1,728   Red Hat, Inc.(f)                                                                                   318
    8,519   salesforce.com, Inc.(f)                                                                          1,290
    1,398   Synopsys, Inc.(f)                                                                                  163
    1,245   Take-Two Interactive Software, Inc.(f)                                                             135
                                                                                                          --------
                                                                                                            18,515
                                                                                                          --------
            Total Technology                                                                                39,247
                                                                                                          --------
            UTILITIES (1.6%)
            ----------------
            ELECTRIC (1.5%)
    6,122   AES Corp.                                                                                           97
    2,301   Alliant Energy Corp.                                                                               109
    2,468   Ameren Corp.                                                                                       181
    4,911   American Electric Power Co., Inc.                                                                  423
    4,683   CenterPoint Energy, Inc.                                                                           133
    3,064   CMS Energy Corp.                                                                                   172
    3,864   Consolidated Edison, Inc.                                                                          333
    8,668   Dominion Energy, Inc.                                                                              652
    2,031   DTE Energy Co.                                                                                     255
    7,096   Duke Energy Corp.                                                                                  608
    3,254   Edison International                                                                               193
    1,967   Entergy Corp.                                                                                      191
    3,068   Evergy, Inc.                                                                                       178
    3,443   Eversource Energy                                                                                  254
   11,470   Exelon Corp.                                                                                       551
    5,569   FirstEnergy Corp.                                                                                  230
    4,644   NextEra Energy, Inc.                                                                               921
    2,789   NRG Energy, Inc.                                                                                    95
    1,308   Pinnacle West Capital Corp.                                                                        123
    8,675   PPL Corp.                                                                                          258
    4,781   Public Service Enterprise Group, Inc.                                                              281
    3,297   Sempra Energy                                                                                      433
   12,049   Southern Co.                                                                                       645
    2,943   WEC Energy Group, Inc.                                                                             237
    5,211   Xcel Energy, Inc.                                                                                  299
                                                                                                          --------
                                                                                                             7,852
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES   SECURITY                                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            GAS (0.1%)
    1,369   Atmos Energy Corp.                                                                            $    139
    4,111   NiSource, Inc.                                                                                     115
                                                                                                          --------
                                                                                                               254
                                                                                                          --------
            WATER (0.0%)
    1,992   American Water Works Co., Inc.                                                                     225
                                                                                                          --------
            Total Utilities                                                                                  8,331
                                                                                                          --------
            Total Blue Chip Stocks (cost: $126,182)                                                        239,963
                                                                                                          --------

            GOVERNMENT & U.S. TREASURY MONEY MARKET INSTRUMENTS (0.9%)

            GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.8%)
4,370,267   State Street Institutional Treasury Money Market Fund
              Premier Class, 2.30%(i) (cost: $4,370)                                                         4,370
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON
(000)                                                                      RATE           MATURITY
------------------------------------------------------------------------------------------------------------------
            U.S. TREASURY SECURITIES (0.1%)

            BILLS (0.1%)(j)
$     210   U.S. Treasury Bill(k) (cost: 210)                              2.41%          7/18/2019            210
                                                                                                          --------
            Total Government & U.S. Treasury Money
              Market Instruments (cost: $4,580)                                                              4,580
                                                                                                          --------

            TOTAL INVESTMENTS (COST: $397,465)                                                            $522,282
                                                                                                          ========

------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
                                                                      NOTIONAL       CONTRACT        APPRECIATION/
NUMBER OF                                           EXPIRATION         AMOUNT          VALUE        (DEPRECIATION)
CONTRACTS   DESCRIPTION                                DATE            (000)           (000)                 (000)
------------------------------------------------------------------------------------------------------------------
            FUTURES (0.8%)

            LONG FUTURES

            EQUITY CONTRACTS
       32   E-mini S&P 500                          6/21/2019        USD 4,591        $4,404                $(187)
                                                                                      ------                -----
            TOTAL LONG FUTURES                                                        $4,404                $(187)
                                                                                      ------                -----
            TOTAL FUTURES                                                             $4,404                $(187)
                                                                                      ======                =====

================================================================================

36  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1             LEVEL 2             LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
Tax-Exempt Securities:
  Municipal Obligations                         $      -            $277,739                  $-          $277,739

Equity Securities:
  Blue Chip Stocks                               239,963                   -                   -           239,963

Government & U.S. Treasury Money
  Market Instruments:
  Government & U.S. Treasury Money
    Market Funds                                   4,370                   -                   -             4,370
  U.S. Treasury Securities                             -                 210                   -               210
------------------------------------------------------------------------------------------------------------------
Total                                           $244,333            $277,949                  $-          $522,282
------------------------------------------------------------------------------------------------------------------

LIABILITIES                                      LEVEL 1             LEVEL 2             LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
Futures(1)                                      $   (187)           $      -                  $-          $   (187)
------------------------------------------------------------------------------------------------------------------
Total                                           $   (187)           $      -                  $-          $   (187)
------------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the compliance classification.

At May 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD          Community College District

    EDA          Economic Development Authority

    HSD          High School District

    IDA          Industrial Development Authority/Agency

    ISD          Independent School District

    MTA          Metropolitan Transportation Authority

    PRE          Pre-refunded to a date prior to maturity

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    Zero Coupon  Normally issued at a significant discount from face value and do not provide for periodic interest payments. Income is earned from the purchase date by accreting the purchase discount of the security to par over the life of the security.

================================================================================

38  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    INS Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    LIQ Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

    LOC Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    NBGA Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset
        Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (b) Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly,

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

        or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

    (c) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (d) Payment-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (e) Up to 2.05% of the coupon may be PIK.

    (f) Non-income-producing security.

    (g) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2019.

    (h) Northern Trust Corp. is the parent of Northern Trust Investments, Inc., which is the subadviser of the Fund.

    (i) Rate represents the money market fund annualized seven-day yield at May 31, 2019.

    (j) Rate represents an annualized yield at time of purchase, not coupon rate.

    (k) Securities with a value of $210,000 are segregated as collateral for initial margin requirements on open futures contracts.

See accompanying notes to financial statements.

================================================================================

40  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $397,465)        $522,282
   Cash                                                                      669
   Receivables:
      Capital shares sold                                                    474
      Dividends and interest                                               4,023
                                                                        --------
         Total assets                                                    527,448
                                                                        --------
LIABILITIES
   Payables:
      Securities purchased                                                   535
      Capital shares redeemed                                                158
   Variation margin on futures contracts                                     187
   Accrued management fees                                                   135
   Accrued transfer agent's fees                                              18
   Other accrued expenses and payables                                        95
                                                                        --------
         Total liabilities                                                 1,128
                                                                        --------
            Net assets applicable to capital shares outstanding         $526,320
                                                                        ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                      $403,710
   Distributable earnings                                                122,610
                                                                        --------
            Net assets applicable to capital shares outstanding         $526,320
                                                                        ========
   Capital shares outstanding, no par value                               26,077
                                                                        ========
   Net asset value, redemption price, and offering price per share      $  20.18
                                                                        ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                             $ 4,887
   Interest                                                               10,043
                                                                         -------
      Total income                                                        14,930
                                                                         -------
EXPENSES
   Management fees                                                         1,431
   Administration and servicing fees                                         737
   Transfer agent's fees                                                     348
   Custody and accounting fees                                               162
   Postage                                                                    26
   Shareholder reporting fees                                                 23
   Trustees' fees                                                             37
   Registration fees                                                          51
   Professional fees                                                          97
   Other                                                                      14
                                                                         -------
         Total expenses                                                    2,926
                                                                         -------
NET INVESTMENT INCOME                                                     12,004
                                                                         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments                                                         (3,127)
      Futures transactions                                                    81
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                         14,115
      Futures contracts                                                     (194)
                                                                         -------
         Net realized and unrealized gain                                 10,875
                                                                         -------
   Increase in net assets resulting from operations                      $22,879
                                                                         =======

See accompanying notes to financial statements.

================================================================================

42  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

----------------------------------------------------------------------------------------

                                                                       2019        2018
----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                           $ 12,004    $  9,891
   Net realized gain (loss) on investments                           (3,127)        882
   Net realized gain (loss) on futures transactions                      81        (116)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                    14,115      20,394
      Futures contracts                                                (194)          -
                                                                   --------------------
      Increase in net assets resulting from operations               22,879      31,051
                                                                   --------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS                                              (12,847)     (9,560)

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                        135,329     102,700
   Reinvested dividends                                              11,981       8,933
   Cost of shares redeemed                                          (90,704)    (64,462)
                                                                   --------------------
      Increase in net assets from capital share transactions         56,606      47,171
                                                                   --------------------
   Net increase in net assets                                        66,638      68,662

NET ASSETS
   Beginning of year                                                459,682     391,020
                                                                   --------------------
   End of year                                                     $526,320    $459,682
                                                                   ====================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                        6,806       5,260
   Shares issued for dividends reinvested                               610         465
   Shares redeemed                                                   (4,593)     (3,312)
                                                                   --------------------
      Increase in shares outstanding                                  2,823       2,413
                                                                   ====================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Growth and Tax Strategy Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Holdings, a global investment management firm headquartered in Cleveland, Ohio (the Transaction), on July 1, 2019.

A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the
Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John
C. Walters, to serve as an Independent Trustee. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

================================================================================

44  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued.
       If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value
       (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    3. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

       prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    5. Repurchase agreements are valued at cost.

    6. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    7. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services,

================================================================================

46  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

       broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2019, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2019*
    (IN THOUSANDS)

                                            LIABILITY DERIVATIVES
----------------------------------------------------------------------------------------------------
                       STATEMENT OF
DERIVATIVES NOT        ASSETS AND                                             FOREIGN
ACCOUNTED FOR AS       LIABILITIES       INTEREST RATE      EQUITY            EXCHANGE
HEDGING INSTRUMENTS    LOCATION           CONTRACTS        CONTRACTS         CONTRACTS         TOTAL
----------------------------------------------------------------------------------------------------
USAA Growth and        Distributable
  Tax Strategy Fund    earnings              $-              $(187)**          $-              $(187)
----------------------------------------------------------------------------------------------------

     * For open derivative instruments as of May 31, 2019, see the Portfolio of Investments, which also is indicative of activity for the year ended May 31, 2019.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.

================================================================================

48  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2019 (IN THOUSANDS)

                                                         NET REALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
DERIVATIVES NOT       STATEMENT OF                                               FOREIGN
ACCOUNTED FOR AS      OPERATIONS             INTEREST RATE        EQUITY         EXCHANGE
HEDGING INSTRUMENTS   LOCATION                 CONTRACTS         CONTRACTS       CONTRACTS        TOTAL
-------------------------------------------------------------------------------------------------------
USAA Growth and       Net realized gain
  Tax Strategy Fund   on Futures
                      transactions                $-                $81             $-              $81
-------------------------------------------------------------------------------------------------------

                          NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
DERIVATIVES NOT       STATEMENT OF                                               FOREIGN
ACCOUNTED FOR AS      OPERATIONS             INTEREST RATE        EQUITY         EXCHANGE
HEDGING INSTRUMENTS   LOCATION                 CONTRACTS         CONTRACTS       CONTRACTS        TOTAL
-------------------------------------------------------------------------------------------------------
USAA Growth and       Change in net
  Tax Strategy Fund   unrealized
                      appreciation/
                      (depreciation)
                      of Futures
                      contracts                   $-                $(194)          $-            $(194)
-------------------------------------------------------------------------------------------------------

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to

================================================================================

50  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended May 31, 2019, the Fund paid CAPCO facility fees of $4,000, which represents 0.6% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for non-REIT return of capital dividend, REIT return of capital dividend, REIT capital gain dividend, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase distributable earnings by less than $500 and decrease paid in capital by less than $500. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

The tax character of distributions paid during the years ended May 31, 2019, and 2018, was as follows:

                                                2019                         2018
                                            ----------------------------------------
Ordinary income*                            $ 3,664,000                   $2,882,000
Tax-exempt income                             8,201,000                    6,678,000
Long-term realized capital gains                982,000                            -
                                            -----------                   ----------
     Total distributions paid               $12,847,000                   $9,560,000
                                            ===========                   ==========

As of May 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                            $  1,361,000
Undistributed tax-exempt income                                                756,000
Accumulated capital and other losses                                        (4,217,000)
Unrealized appreciation of investments                                     124,841,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend, and REIT return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended May 31, 2019, the Fund deferred to June 1, 2019, post October capital losses of $4,217,000.

TAX BASIS OF INVESTMENTS - At May 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                    GROSS               GROSS               NET UNREALIZED
                                                  UNREALIZED          UNREALIZED             APPRECIATION/
FUND                          TAX COST           APPRECIATION        DEPRECIATION           (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
USAA Growth and
  Tax Strategy Fund         $397,441,000         $129,367,000         $(4,526,000)            $124,841,000

================================================================================

52  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2019, were $84,493,000 and $33,934,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended May 31, 2019 were as follows:

PURCHASES                        SALES                   NET REALIZED GAIN (LOSS)
---------------------------------------------------------------------------------
$9,875,000                    $17,210,000                         $-

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. At May 31, 2019, the Fund had no securities on loan.

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.30% of the Fund's average daily net assets.

The performance adjustment is calculated monthly by comparing the Fund's performance over the performance period to the Composite Index which is comprised of 51% of the Lipper General Municipal Bond Funds Index, which measures the total return performance of the largest funds tracked by Lipper that invest at least 65% of their assets in municipal debt issues in the top four credit categories, and 49% of the Lipper Large-Cap Core Funds Index, which measures the total return performance of the funds tracked by Lipper that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index.

================================================================================

54  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

     OVER/UNDER PERFORMANCE
     RELATIVE TO INDEX                          ANNUAL ADJUSTMENT RATE
     (IN BASIS POINTS)(1)                       (IN BASIS POINTS)(1)
     -----------------------------------------------------------------
     +/- 20 to 50                               +/- 4
     +/- 51 to 100                              +/- 5
     +/- 101 and greater                        +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the composite index over that period, even if the Fund had overall negative returns during the performance period.

For the year ended May 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $1,431,000, which included a (0.01)% performance adjustment of $(42,000). PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

SUBADVISORY ARRANGEMENT(s) - The Manager entered into an Investment Subadvisory Agreement with Northern Trust Investments, Inc. (NTI), under which NTI directs the investment and reinvestment of the portion of the Fund's assets invested in blue chip stocks (as allocated from time to time by the Manager). This arrangement provides for monthly fees that are paid by the Manager. The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

of the portion of the Fund's average daily net assets that NTI manages. For the year ended May 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $296,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average daily net assets. For the year ended May 31, 2019, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $737,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2019, the Fund reimbursed the Manager $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2019, the Fund incurred transfer agent's fees, paid or payable to SAS, of $348,000. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

================================================================================

56  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019.

(9) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

ASU 2017-08, PREMIUM AMORTIZATION OF PURCHASED CALLABLE DEBT SECURITIES
-----------------------------------------------------------------------
In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 became effective for funds with fiscal years beginning after December 15, 2018. The Manager has determined the adoption of this standard has no significant impact on the financial statements and reporting disclosures of the Fund.

(10) SUBSEQUENT EVENT NOTE

As previously announced, and as discussed in Note 1 to the Financial Statements, effective July 1, 2019, AMCO, the prior investment adviser to the Fund, and SAS, the prior transfer agent to the Fund, were acquired by Victory Holdings. PLEASE SEE THE SUPPLEMENT DATED JULY 1, 2019 TO THE FUND'S PROSPECTUS FOR ADDITIONAL IMPORTANT INFORMATION.

Effective July 1, 2019, Victory Capital is the new investment adviser and administrator to the USAA Mutual Funds; SAS was renamed Victory Capital Transfer Agency, Inc.; Victory Capital Advisers, Inc. is the new distributor to the USAA Mutual Funds; Citi Fund Services of Ohio, Inc. serves as sub-administrator and sub-fund accountant for the USAA Mutual Funds; and FIS Investor Services LLC serve as sub-transfer agent and dividend disbursing agent for the USAA Mutual Funds. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

================================================================================

58  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

Effective July 1, 2019, under the investment advisory agreement with Victory Capital, which took effect on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020, and only performance beginning as of July 1, 2020, and thereafter will be utilized in calculating performance adjustments through June 30, 2020.

Effective July 1, 2019, the line of credit (as discussed in the Notes to the Financial Statements in this annual report) among the Trust, with respect to its Funds, and CAPCO terminated; the Trust, with respect to its Funds, along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption request that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2017 (the IFL Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each Fund to directly lend and borrow money to or from certain other affiliated Funds relying upon the IFL Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the IFL Order, by averaging the current repurchase agreement rate and the current bank loan rate.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED MAY 31,
                                  --------------------------------------------------------------------
                                      2019           2018           2017           2016           2015
                                  --------------------------------------------------------------------
Net asset value at
  beginning of period             $  19.77       $  18.76       $  17.79       $  17.48       $  16.86
                                  --------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                .47            .44            .42            .43            .44
  Net realized and
    unrealized gain                    .47           1.01            .96            .35            .59
                                  --------------------------------------------------------------------
Total from investment
  operations                           .94           1.45           1.38            .78           1.03
                                  --------------------------------------------------------------------
Less distributions from:
  Net investment income               (.48)          (.44)          (.41)          (.47)          (.41)
  Realized capital gains              (.05)             -              -              -              -
                                  --------------------------------------------------------------------
Total distributions                   (.53)          (.44)          (.41)          (.47)          (.41)
                                  --------------------------------------------------------------------
Net asset value at end
  of period                       $  20.18       $  19.77       $  18.76       $  17.79       $  17.48
                                  ====================================================================
Total return (%)*                     4.83           7.81           7.88           4.60           6.16
Net assets at end
  of period (000)                 $526,320       $459,682       $391,020       $327,334       $283,181
Ratios to average
  daily net assets:**
  Expenses (%)(a)                      .60            .68            .84            .87            .85
  Net investment income (%)           2.44           2.32           2.33           2.53           2.63
Portfolio turnover (%)                   7             10              4             10              9

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $491,402,000.
(a) Does not include acquired fund fees, if any.

================================================================================

60  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2018, through May 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  61

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                    EXPENSES PAID
                                     BEGINNING                 ENDING               DURING PERIOD*
                                   ACCOUNT VALUE            ACCOUNT VALUE         DECEMBER 1, 2018 -
                                  DECEMBER 1, 2018           MAY 31, 2019            MAY 31, 2019
                                  ------------------------------------------------------------------
Actual                               $1,000.00                $1,036.60                $2.94

Hypothetical
  (5% return before expenses)         1,000.00                 1,022.04                 2.92

*Expenses are equal to the Fund's annualized expense ratio of 0.58%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 3.66% for the six-month period of December 1, 2018, through May 31, 2019.

================================================================================

62  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent

================================================================================

64  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment).

================================================================================

66  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

       For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

================================================================================

68  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

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PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the
Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation

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agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly
(i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

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THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS
GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

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FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board
considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information

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presented periodically throughout the previous year. The Board considered each
Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

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SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser. At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

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                                                     ADVISORY AGREEMENT(S) |  77
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ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND THE MANAGER)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the
(i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting of the Board of Trustees (the Board) held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and Northern Trust Investments, Inc. (the Subadviser) with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Upon the closing of the transaction, on behalf of the Fund, Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and the Manager will terminate and the new investment advisory agreement between the Trust and Victory Capital will go into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are included in this annual report.

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and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights

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to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board

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focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board also noted that the Fund's management fee was reduced effective October 1, 2017. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

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In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the top 5% of its performance universe for the one- and five-year periods ended December 31, 2018, and was in the top 20% of its performance universe for the three- and ten-year periods ended December 31, 2018.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager

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may derive reputational and other benefits from its association with the
Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the Manager pays the Fund's subadvisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the

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                                                     ADVISORY AGREEMENT(S) |  83
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personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board

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determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2018, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  85

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the Board) of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information (SAI).

================================================================================

86  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

88  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  89

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization

================================================================================

90  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  91

================================================================================

over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

92  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  93

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

================================================================================

94  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17); Senior Compliance Advisor, USAA Mutual Funds Trust (2010-2014).

THE FOLLOWING OFFICERS SERVED IN THEIR RESPECTIVE OFFICE UNTIL JULY 1, 2019, AT WHICH POINT EACH OF THE FOLLOWING OFFICERS RESIGNED FROM THEIR RESPECTIVE OFFICE AND NO LONGER SERVE IN THESE POSITIONS.

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-06/19); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-06/19); Head of Equities, Equity Investments, AMCO (01/12-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  95

================================================================================

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-06/19); Assistant Secretary, USAA ETF Trust (01/19-06/19); Senior Attorney, FASG General Counsel, USAA (09/17-06/19); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-06/19); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

================================================================================

96  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

AS OF JULY 1, 2019
TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1700
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the USAA AMCO's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and
(iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

===============================================================================

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[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                    May 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA International Fund

      FUND              INSTITUTIONAL               ADVISER                 R6
     SHARES                SHARES                   SHARES                SHARES
     USIFX                  UIIFX                    UAIFX                URITX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

"... LONG-TERM INVESTORS SHOULD NEVER MAKE
DECISIONS IN HASTE. THEY SHOULD MAKE                [PHOTO OF BROOKS ENGLEHARDT]
THOUGHTFUL DECISIONS BASED ON THEIR LONG-TERM
OBJECTIVES, TIME HORIZON, AND RISK TOLERANCE."

--------------------------------------------------------------------------------

JULY 2019

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc. (Victory Holdings), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). In connection with the Transaction, also as previous announced, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019; and Victory Capital became the investment adviser to each USAA Mutual Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION ABOUT CHANGES THAT TOOK EFFECT ON JULY 1, 2019.

Softening global economic conditions and escalating trade tensions rattled investors during the 12-month reporting period ended May 31, 2019. When the reporting period began in June 2018, the global economy was expanding across most regions and countries, led by the U.S. In this environment, stocks generally advanced. In the fixed income market, U.S. Treasury yields rose, as the U.S. Federal Reserve ("Fed") continued to tighten monetary policy.

Signs of trouble emerged during the summer of 2018. The U.S. economic expansion continued, but growth in a number of other economies, including some European countries and China, showed a weakening trend. By the autumn of 2018, investors' fears of a global economic slowdown, combined with harsh U.S.-China trade rhetoric and Brexit-related uncertainty in Europe, sparked a surge in market volatility. Global stocks dropped, with most of the decline occurring in December 2018. At the same time, intermediate- and longer-term yields fell, as investors anticipated a change in Fed monetary policy. Indeed, after having raised short-term interest rates four times during 2018, Fed officials announced in January 2019 that they would "pause," retreating from their earlier plan to raise interest rates in 2019. Stocks rallied in response and by April 2019 had recovered most of the ground they had lost. In May 2019, ongoing trade tensions between the United States and China, as well as President Trump administration's threat to impose tariffs on Mexico, drove a renewed decline in stock prices. In the fixed income market, concerns that trade disputes would seriously undermine global

================================================================================

================================================================================

economic growth pushed down intermediate- and longer-term yields, which ended the reporting period lower than they started. The yield on the 10-year U.S. Treasury note, which began June 2018 at 2.89%, rose to 3.24% on November 8, 2018--its high point of the period--and fell to 2.13% by May 31, 2019.

In the final months of the reporting period, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. A yield- curve inversion warrants attention because it has been a reliable recession indicator. Although recessions do not automatically follow inversions, a downward-sloped yield curve has preceded every U.S. recession since the 1960s. That said, the lag between an inversion and a recession has been inconsistent. At USAA Investments, A Victory Capital Investment Franchise, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years, with no clear pattern to provide useful guidance. And as I write to you, we see no recession on the horizon. First, the U.S. economy continues to grow, albeit at a slower pace than in 2018. Second, the Fed has made clear its commitment to pause its interest rate hikes, and there is a growing belief in the markets that policymakers may even cut interest rates in 2019. (In early June 2019, after the end of the reporting period, Fed Chair Jerome Powell stated that the U.S. central bank was monitoring the escalation in trade tensions and could potentially respond by cutting interest rates if U.S. economic conditions deteriorate.)

At USAA Investments, our team of portfolio managers will continue to monitor the financial markets, economic conditions, the global trade regime, Fed policy, the direction of longer-term interest rates, and other issues that have the potential to affect your investments. In the meantime, I would advise you to ignore media "noise" about such matters. Media "noise" is meant to provoke an emotional reaction, which can lead to hasty decision-making. In my opinion, long-term investors should never make decisions in haste. They should make thoughtful decisions based on their long-term objectives, time horizon, and risk tolerance. Dollar-cost averaging, in which you invest a set amount on a regular basis, is a strategy that can help you stay on track. Another effective strategy is diversification, which can potentially insulate a portfolio from market turbulence or changes in performance leadership.

If you would like to review your portfolio to confirm that it is properly aligned with your investment plan, please contact one of our financial advisors. You might want to make that call before the summer gets fully underway. When we are traveling and spending time with family and friends, it can be tempting to put off decisions on financial matters.

From all of us at USAA Investments, A Victory Capital Investment Franchise, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            6

SHAREHOLDER VOTING RESULTS                                                    10

FINANCIAL INFORMATION

   Distributions to Shareholders                                              11

   Report of Independent Registered
     Public Accounting Firm                                                   12

   Portfolio of Investments                                                   13

   Notes to Portfolio of Investments                                          34

   Financial Statements                                                       36

   Notes to Financial Statements                                              40

   Financial Highlights                                                       61

EXPENSE EXAMPLE                                                               65

ADVISORY AGREEMENT(S)                                                         67

TRUSTEES' AND OFFICERS' INFORMATION                                           90

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

MFS Investment Management                Lazard Asset Management

    DANIEL LING                              PAUL MOGHTADER, CFA
    FILIPE BENZINHO                          TARAS IVANENKO, CFA
                                             CIPRIAN MARIN
Wellington Management Company LLP            CRAIG SCHOLL, CFA
                                             SUSANNE WILLUMSEN
    JAMES H. SHAKIN, CFA
    ANDREW M. CORRY, CFA

--------------------------------------------------------------------------------

o PLEASE REVIEW MARKET CONDITIONS OVER THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2019.

    Global equity markets saw significant volatility over the reporting period spurred by higher U.S. interest rates, geopolitical unrest, slowing economic growth in China, trade wars, and the Brexit saga. Investors became increasingly risk averse in the latter half of 2018, and the market sold off sharply in the fourth quarter. Small-cap stocks were especially hard hit by the growing economic and political uncertainty. Equities recovered entering 2019 as the Fed reversed its previously hawkish stance due to concerns around a slowdown in growth and a lack of inflationary pressure. The market's risk-on posture in the first quarter of 2019 also was bolstered by modest signs of progress in U.S.-China trade negotiations. However, President Trump's announcement of plans to institute a 25% tariff on $200 billion in goods coming from China and populist party gains in European Parliament elections dampened the first quarter's optimism and stocks sold off again in May 2019. For the reporting period, defensive segments of the market such as utilities, consumer staples, healthcare, and real estate led performance, while consumer discretionary, materials, financials, and energy were the biggest laggards.

    For the reporting period ended May 31, 2019, developed market international stocks returned -5.75%, as measured by the MSCI EAFE

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    Index, lagging U.S. stock returns of 3.78%, as gauged by the S&P 500 Index.

o HOW DID THE USAA INTERNATIONAL FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended May 31, 2019, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of -5.14%, -5.06%, -5.39%, respectively. This compares to returns of -7.10% for the Lipper International Funds Index and -5.75% for the MSCI EAFE Index. The R6 Shares commenced operations on August 17, 2018, and from that time through May 31, 2019, had a total return of -2.55%.

    Effective July 1, 2019, Victory Capital serves as the Fund's investment adviser. Prior to July 1, 2019, AMCO served as the Fund's investment adviser. The investment adviser employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. MFS Investment Management ("MFS"), Wellington Management, and Lazard are the subadvisers to the Fund. The subadvisers provide day-to-day discretionary management for the Fund's assets.

o   WHAT WERE THE PRINCIPAL FACTORS IN LAZARD'S PERFORMANCE RELATIVE TO THE
    INDEX?

    The Lazard strategy focuses on non-U.S. small-capitalization stocks. Performance for the Lazard portion of the portfolio slightly trailed that for the overall small-cap segment over the reporting period ended May 31, 2019. Stock selection was the primary detractor despite the portfolio outperforming in seven of the eleven sectors. Holdings within financials and consumer discretionary provided the strongest relative returns, while

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

2  | USAA INTERNATIONAL FUND

================================================================================

stock selection lagged within industrials, information technology and real estate. Stock selection was positive within Australia, Norway, and the U.K. but weighed on performance in Japan, Singapore, and Finland.

With respect to individual names, leading positive contributors included Australian investment firm Magellan Financial Group Ltd., which reported a 40% increase in assets under management and continued strong performance in its flagship fund. U.K. sporting apparel retailer JD Sports Fashion plc reported solid growth in top-line revenue and acquired the balance of smaller rival Footasylum, which is expected to add to profits in 2021. U.K. food retailer Greggs plc has been growing with momentum, driven by the enormous publicity surrounding the January 2019 launch of its vegan sausage roll. The company has announced a special dividend, which is being paid 12 months earlier than expected.

Detractors over the reporting period included Schaeffler AG Preference Shares, a Germany-based metal fabricating concern, which has reported weaker results on reduced global auto production driven largely by slowing growth in China. German semiconductor component manufacturer Siltronic AG sold off sharply in the fourth quarter of 2018 despite reporting favorable results and improved guidance. Demand for the company's logic, power, and image sensors is expected to continue in 2019, but the U.S.-China trade war has put electronics demand growth on pause. Shares of Eramet* lagged as the French mining concern reported revenue, which was substantially below expectations. Margin pressures in the company's manganese business and cost issues in the nickel business have weighed on the stock and the position was sold.

Lazard expects continued market volatility in view of the many unresolved political and economic issues, including the trade wars and Brexit. In all environments, the managers will continue to execute their bottom-up, fundamentally driven process.

*Eramet was sold out of the Fund prior to May 31, 2019.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   WHAT WERE THE PRINCIPAL FACTORS IN MFS'S PERFORMANCE RELATIVE TO THE INDEX?

    The largest contributors to the strong relative performance in the MFS portion of the portfolio included stock selection within and an overweight allocation to the consumer staples sector, as well as security selection in the information technology, materials, and industrials sectors. Security selection within and an underweight allocation to the consumer discretionary sector further benefited relative results. Conversely, security selection in the communication services sector and an underweight allocation to and security selection in the utilities sector detracted from relative performance.

    With respect to individual names, positive contributions were led by an overweight to Swiss packaged foods company Nestle S.A., while a position in another consumer staples company, the British distiller Diageo plc, also outperformed notably. Within information technology, overweights to India-based Tata Consultancy Services Ltd. and Germany-based SAP SE were the largest contributors, while Experian plc and Canadian National Railway Co. were the strongest performers within industrials. On the downside, German pharmaceutical company Bayer AG was the biggest detractor, while within communication services overweights to Baidu, Inc. ADR (China), WPP plc (U.K.), and ProSiebenSat.1 Media SE (Germany) weighed on return.

    The MFS portfolio remains underexposed to banks, especially in Japan and Australia, as well as to the energy sector. By contrast, MFS favors the consumer staples sector with a focus on beverage companies and the health care sector with a focus on medical equipment companies, based on pricing power from either strong brands or patent protection. As long-term investors, MFS is concerned with the impact of rising leverage globally. Should interest rates rise from current low levels it likely would impact growth adversely. For this reason, MFS remains cautious about investing in companies that have significant leverage.

================================================================================

4  | USAA INTERNATIONAL FUND

================================================================================

o WHAT WERE THE PRINCIPAL FACTORS IN WELLINGTON MANAGEMENT'S PERFORMANCE RELATIVE TO THE INDEX?

    The Wellington Management portion of the Fund underperformed the benchmark MSCI EAFE Index during the reporting period. Underperformance was driven primarily by stock selection within financials, consumer discretionary, and industrials. Sector allocation, a residual outcome of Wellington's stock selection process, also detracted, driven by underweight allocations to consumer staples and health care. From a regional perspective, stock selection in Europe and Japan lagged most notably.

    Top individual detractors from relative performance included the portfolio's lack of exposure to both Nestle S.A., a Switzerland-based global food and beverage producer, and Novartis AG, a Switzerland-based pharmaceutical manufacturer, as well as an out-of-benchmark position in GAM Holding AG, a Switzerland-based asset manager. Conversely, off-benchmark positions in Russia-based natural gas company Gazprom PJSC ADR, Brazil-based utility company Cia Paranaene de Energia Preference Shares, and U.K.-based metals and mining company Anglo American Platinum Ltd. were the top individual contributors to relative performance over the reporting period.

    While sector weights are a fallout of the manager's bottom-up stock selection process, at the end of the reporting period the Wellington portfolio's leading overweight allocations were to the energy, financials and communication services sectors. The largest underweights were to consumer staples, health care, and real estate. On a regional basis, the largest overweight allocations were to emerging markets and Japan.

    Thank you for allowing us to help manage your investments.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 o

--------------------------------------------------------------------------------------------------------
                                                                              SINCE          INCEPTION
                                 1 YEAR        5 YEAR        10 YEAR        INCEPTION*          DATE
--------------------------------------------------------------------------------------------------------
Fund Shares                      -5.14%         7.29%         7.61%              -                   -
Institutional Shares             -5.06%         2.70%         7.79%              -                   -
Adviser Shares                   -5.39%         2.32%            -            5.70%            8/01/10
R6 Shares                            -             -             -           -2.55%            8/17/18
MSCI EAFE Index**
  (reflects no deduction
  for fees, expenses, or taxes)  -5.75%         1.27%         6.23%              -                   -
Lipper International
  Funds Index***
  (reflects no deduction for
  fees, expenses, or taxes)"     -7.10%         1.61%         6.41%              -                   -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged MSCI EAFE Index reflects the movements of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market.

***The unmanaged Lipper International Funds Index tracks the total return performance of funds within the Lipper International Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA INTERNATIONAL FUND

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                   USAA INTERNATIONAL     LIPPER INTERNATIONAL
                      FUND SHARES            FUNDS INDEX           MSCI EAFE INDEX
05/31/09              $10,000.00              $10,000.00              $10,000.00
06/30/09                9,845.00                9,845.39                9,943.12
07/31/09               10,932.00               10,836.54               10,850.94
08/31/09               11,298.00               11,228.55               11,440.78
09/30/09               11,902.00               11,794.63               11,878.83
10/31/09               11,703.00               11,470.67               11,730.40
11/30/09               12,202.00               11,889.48               11,965.26
12/31/09               12,524.00               12,097.53               12,137.59
01/31/10               11,879.00               11,513.20               11,602.84
02/28/10               11,879.00               11,574.17               11,523.30
03/31/10               12,619.00               12,325.54               12,242.62
04/30/10               12,411.00               12,184.65               12,021.09
05/31/10               11,044.00               10,922.48               10,637.93
06/30/10               11,044.00               10,780.23               10,531.84
07/31/10               12,070.00               11,761.31               11,530.56
08/31/10               11,621.00               11,365.74               11,172.56
09/30/10               12,821.00               12,502.33               12,267.32
10/31/10               13,353.00               12,959.58               12,710.51
11/30/10               12,759.00               12,485.26               12,098.57
12/31/10               13,760.00               13,432.23               13,078.26
01/31/11               13,901.00               13,628.27               13,386.87
02/28/11               14,263.00               14,012.21               13,828.26
03/31/11               14,178.00               13,874.28               13,518.34
04/30/11               15,242.00               14,607.75               14,326.39
05/31/11               14,874.00               14,182.63               13,903.12
06/30/11               14,688.00               13,933.91               13,729.03
07/31/11               14,467.00               13,679.05               13,510.71
08/31/11               13,166.00               12,470.94               12,290.83
09/30/11               11,706.00               11,011.65               11,119.67
10/31/11               13,041.00               12,131.97               12,191.84
11/30/11               12,690.00               11,786.98               11,600.38
12/31/11               12,410.00               11,486.88               11,490.41
01/31/12               13,174.00               12,252.53               12,103.37
02/29/12               13,897.00               12,935.77               12,797.83
03/31/12               14,144.00               12,929.61               12,738.36
04/30/12               13,926.00               12,709.83               12,489.03
05/31/12               12,393.00               11,396.18               11,055.13
06/30/12               13,156.00               12,041.19               11,830.22
07/31/12               13,225.00               12,160.64               11,964.38
08/31/12               13,553.00               12,511.01               12,285.70
09/30/12               13,972.00               12,894.13               12,649.13
10/31/12               14,115.00               12,983.65               12,754.40
11/30/12               14,488.00               13,266.08               13,062.61
12/31/12               15,149.00               13,750.27               13,480.20
01/31/13               15,654.00               14,313.72               14,191.25
02/28/13               15,567.00               14,138.12               14,056.64
03/31/13               15,614.00               14,280.07               14,172.06
04/30/13               15,945.00               14,806.00               14,910.51
05/31/13               15,858.00               14,663.63               14,550.45
06/30/13               15,370.00               14,200.39               14,033.50
07/31/13               16,247.00               14,983.18               14,774.04
08/31/13               15,893.00               14,715.43               14,578.61
09/30/13               16,945.00               15,719.39               15,656.37
10/31/13               17,363.00               16,219.61               16,182.80
11/30/13               17,613.00               16,376.75               16,306.73
12/31/13               17,879.00               16,668.83               16,550.72
01/31/14               16,860.00               15,936.79               15,884.30
02/28/14               17,815.00               16,813.28               16,767.34
03/31/14               17,668.00               16,739.60               16,660.47
04/30/14               17,996.00               16,912.70               16,901.31
05/31/14               18,313.00               17,196.28               17,175.80
06/30/14               18,366.00               17,363.60               17,341.41
07/31/14               17,827.00               16,928.72               17,001.14
08/31/14               17,961.00               17,035.10               16,974.99
09/30/14               17,504.00               16,410.95               16,322.46
10/31/14               17,293.00               16,316.40               16,085.47
11/30/14               17,709.00               16,527.91               16,304.26
12/31/14               16,970.00               15,963.00               15,739.46
01/31/15               17,163.00               16,049.69               15,816.40
02/28/15               18,179.00               16,946.36               16,761.92
03/31/15               17,985.00               16,772.14               16,507.28
04/30/15               18,716.00               17,378.44               17,181.26
05/31/15               18,674.00               17,412.87               17,093.31
06/30/15               18,118.00               16,961.10               16,609.00
07/31/15               18,456.00               17,071.81               16,953.86
08/31/15               17,097.00               15,892.70               15,706.68
09/30/15               16,492.00               15,186.99               14,909.16
10/31/15               17,496.00               16,207.74               16,074.61
11/30/15               17,357.00               16,068.76               15,824.53
12/31/15               17,064.00               15,749.48               15,611.31
01/31/16               15,998.00               14,805.15               14,482.40
02/29/16               15,557.00               14,512.40               14,217.07
03/31/16               16,592.00               15,500.15               15,142.14
04/30/16               16,853.00               15,795.44               15,580.52
05/31/16               16,853.00               15,759.85               15,438.98
06/30/16               16,304.00               15,347.32               14,920.73
07/31/16               17,166.00               16,004.85               15,676.93
08/31/16               17,319.00               16,155.31               15,688.06
09/30/16               17,536.00               16,366.05               15,880.78
10/31/16               17,307.00               16,035.49               15,555.94
11/30/16               16,962.00               15,719.19               15,246.13
12/31/16               17,362.00               16,016.83               15,767.46
01/31/17               18,043.00               16,591.92               16,224.84
02/28/17               18,218.00               16,763.95               16,456.84
03/31/17               18,769.00               17,314.02               16,909.88
04/30/17               19,411.00               17,823.90               17,340.15
05/31/17               20,202.00               18,450.08               17,976.60
06/30/17               20,260.00               18,465.30               17,944.81
07/31/17               20,863.00               19,053.85               18,462.44
08/31/17               20,876.00               19,101.04               18,455.48
09/30/17               21,349.00               19,553.07               18,914.66
10/31/17               21,719.00               19,867.88               19,201.88
11/30/17               21,868.00               19,994.01               19,403.29
12/31/17               22,241.00               20,293.70               19,714.74
01/31/18               23,324.00               21,394.72               20,703.62
02/28/18               22,281.00               20,327.78               19,769.14
03/31/18               21,954.00               20,143.15               19,412.83
04/30/18               22,355.00               20,376.31               19,856.07
05/31/18               21,940.00               20,050.18               19,409.75
06/30/18               21,646.00               19,755.17               19,172.62
07/31/18               22,201.00               20,236.17               19,644.56
08/31/18               21,820.00               19,832.59               19,265.17
09/30/18               21,874.00               19,876.56               19,432.37
10/31/18               20,069.00               18,208.05               17,885.70
11/30/18               20,109.00               18,228.06               17,863.17
12/31/18               19,116.00               17,261.10               16,996.02
01/31/19               20,356.00               18,460.55               18,113.00
02/28/19               20,908.00               18,959.87               18,574.73
03/31/19               21,053.00               19,095.03               18,691.85
04/30/19               21,814.00               19,746.25               19,217.38
05/31/19               20,813.00               18,626.52               18,294.45

                                   [END CHART]

                       Data from 5/31/09 through 5/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund to the benchmarks listed above (see page 6 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper International Funds Index reflects the fees and expenses of the underlying funds included in the composite.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o TOP 10 INDUSTRIES - 5/31/19 o
                                (% of Net Assets)

Banks ..................................................................... 8.0%
Pharmaceuticals ........................................................... 7.1%
Food ...................................................................... 5.2%
Commercial Services ....................................................... 4.5%
Software .................................................................. 4.2%
Insurance ................................................................. 4.2%
Chemicals ................................................................. 4.1%
Oil & Gas ................................................................. 4.1%
Healthcare Products ....................................................... 3.9%
Beverages ................................................................. 3.9%

                      o TOP 10 EQUITY HOLDINGS - 5/31/19 o
                                (% of Net Assets)

Nestle S.A. ............................................................... 2.9%
Roche Holding AG. ......................................................... 2.0%
AIA Group Ltd. ............................................................ 1.9%
Hoya Corp. ................................................................ 1.9%
SAP SE .................................................................... 1.8%
Schneider Electric SE ..................................................... 1.7%
Air Liquide S.A. .......................................................... 1.7%
LVMH Moet Hennessy Louis Vuitton SE ....................................... 1.6%
Beiersdorf AG ............................................................. 1.5%
Experian plc .............................................................. 1.5%

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from Fund's compliance classification.

================================================================================

8  | USAA INTERNATIONAL FUND

================================================================================

                        o COUNTRY ALLOCATION - 5/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF COUNTRY ALLOCATION]

JAPAN                                                                      19.6%
UNITED KINGDOM                                                             15.4%
FRANCE                                                                     13.3%
SWITZERLAND                                                                10.4%
GERMANY                                                                     7.6%
NETHERLANDS                                                                 3.3%
CANADA                                                                      3.0%
OTHER*                                                                     31.7%

                                  [END CHART]

*Includes countries with less than 3.0% of portfolio, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust (Trust). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory, an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby AMCO was acquired by Victory Holdings, the parent company of Victory Capital.

                           NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
   FOR                                AGAINST                           ABSTAIN
--------------------------------------------------------------------------------
97,812,711                           3,286,450                         2,419,046

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested trustee" as defined in the Investment Company Act of 1940, as amended (1940
Act); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                           NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                             FOR                          VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown                  8,299,565,565                      820,887,736
John C. Walters                 8,317,935,885                      802,517,416

================================================================================

10  | USAA INTERNATIONAL FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2019:

 DIVIDEND RECEIVED              LONG-TERM                 FOREIGN                FOREIGN            QUALIFIED
DEDUCTION (CORPORATE           CAPITAL GAIN                TAXES                 SOURCE             INTEREST
  SHAREHOLDERS)(1)            DISTRIBUTIONS(2)             PAID(3)               INCOME              INCOME
-------------------------------------------------------------------------------------------------------------
       0.27%                   $193,659,000              $8,407,000           $100,517,000          $618,000
-------------------------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

(3) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INTERNATIONAL FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA International Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 23, 2019

================================================================================

12  | USAA INTERNATIONAL FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.4%)

              COMMON STOCKS (98.1%)

              BASIC MATERIALS (7.2%)
              ----------------------
              CHEMICALS (4.1%)
     497,675  Air Liquide S.A.(a),(b)                                                         $   61,887
     455,633  Akzo Nobel N.V.(a)                                                                  38,380
   8,057,900  China BlueChemical Ltd.(a)                                                           2,780
     128,200  Daicel Corp.(a)                                                                      1,086
     156,700  Ishihara Sangyo Kaisha Ltd.(a)                                                       1,451
     328,522  JSR Corp.(a)                                                                         4,644
     193,105  Kemira Oyj(a)                                                                        2,646
     233,400  Kumiai Chemical Industry Co. Ltd.(a)                                                 1,583
     136,216  Linde plc(a)                                                                        24,693
      33,400  Nippon Carbide Industries Co., Inc.(a)                                                 403
      22,800  Nippon Carbon Co. Ltd.(a)                                                              822
     124,600  Shin-Etsu Chemical Co. Ltd.(a)                                                      10,322
      72,000  Teijin Ltd.(a)                                                                       1,171
      63,900  Tokuyama Corp.(a)                                                                    1,415
                                                                                              ----------
                                                                                                 153,283
                                                                                              ----------
              FOREST PRODUCTS & PAPER (0.1%)
     447,564  Altri SGPS S.A.(a)                                                                   3,021
      43,332  Semapa-Sociedade de Investimento e Gestao(a)                                           601
                                                                                              ----------
                                                                                                   3,622
                                                                                              ----------
              IRON/STEEL (0.7%)
     131,900  Chubu Steel Plate Co. Ltd.(a)                                                          747
     236,200  Daido Metal Co. Ltd.(a)                                                              1,434
     305,362  Ferrexpo plc(a)                                                                        891
     442,763  Hitachi Metals Ltd.(a)                                                               4,379
     164,605  Japan Steel Works Ltd.(a)                                                            2,473
     191,535  Kyoei Steel Ltd.(a)                                                                  3,168
     293,890  Nakayama Steel Works Ltd.(a)                                                         1,273
     108,416  Salzgitter AG(a)                                                                     2,820
      98,482  SSAB AB "A"(a)                                                                         302
     266,841  SSAB AB "B"(a)                                                                         734

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     432,665  Tokyo Steel Manufacturing Co. Ltd.(a)                                           $    3,308
     142,300  Yamato Kogyo Co. Ltd.(a)                                                             3,892
                                                                                              ----------
                                                                                                  25,421
                                                                                              ----------
              MINING (2.3%)
   1,140,461  Acacia Mining plc(a),(c)                                                             2,283
      48,688  Anglo American Platinum Ltd.(a)                                                      2,445
     282,641  Anglo American plc(a)                                                                6,783
   2,281,165  Aurelia Metals Ltd.(a),(c)                                                             985
     352,800  Barrick Gold Corp.                                                                   4,388
     205,066  Cameco Corp.                                                                         2,070
     618,894  Centerra Gold, Inc.(c)                                                               3,544
  14,504,000  CST Group Ltd.(a),(c)                                                                   35
     252,458  Eldorado Gold Corp.(c)                                                                 939
   1,172,864  Gold Fields Ltd.(a)                                                                  5,227
     468,438  Harmony Gold Mining Co. Ltd. ADR(c)                                                    834
     246,870  Iluka Resources Ltd.(a)                                                              1,662
     710,817  Impala Platinum Holdings Ltd.(a),(c)                                                 2,825
     249,065  KAZ Minerals plc(a)                                                                  1,609
     655,019  Kinross Gold Corp.(c)                                                                2,142
      30,500  Mitsui Mining & Smelting Co. Ltd.(a)                                                   637
      20,000  Nittetsu Mining Co. Ltd.(a)                                                            785
   1,022,938  Norsk Hydro ASA(a)                                                                   3,570
     150,596  Northern Dynasty Minerals Ltd.(b),(c)                                                   67
      74,685  Pacific Metals Co. Ltd.(a)                                                           1,510
   2,987,697  Petra Diamonds Ltd.(a),(c)                                                             829
   1,492,827  Ramelius Resources Ltd.(a),(c)                                                         979
   1,621,318  Resolute Mining Ltd.(a)                                                              1,271
     545,878  Rio Tinto plc(a)                                                                    31,360
   1,006,050  Saracen Mineral Holdings Ltd.(a),(c)                                                 2,253
     444,162  SEMAFO, Inc.(c)                                                                      1,331
   1,540,525  Western Areas Ltd.(a)                                                                2,322
                                                                                              ----------
                                                                                                  84,685
                                                                                              ----------
              Total Basic Materials                                                              267,011
                                                                                              ----------
              COMMUNICATIONS (4.4%)
              ---------------------
              ADVERTISING (0.8%)
      64,600  Gendai Agency, Inc.(a)                                                                 271
     169,300  Relia, Inc.(a)                                                                       1,823
      61,100  UNITED, Inc.(a)                                                                        794
   2,225,681  WPP plc(a)                                                                          26,530
                                                                                              ----------
                                                                                                  29,418
                                                                                              ----------

================================================================================

14  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INTERNET (1.2%)
     524,665  Auto Trader Group plc(a),(d)                                                    $    3,979
     108,131  Baidu, Inc. ADR(c)                                                                  11,894
      25,900  Digital Garage, Inc.(a)                                                                838
     131,289  Jumbo Interactive Ltd.(a)                                                            1,638
   1,392,665  Just Eat plc(a),(c)                                                                 10,566
      87,925  Masmovil Ibercom S.A.(a),(c)                                                         1,953
      15,501  NHN Entertainment Corp.(a),(c)                                                         940
     817,092  Qliro Group AB(a),(c)                                                                  993
      19,356  Reply S.p.A.(a)                                                                      1,244
     279,578  Rightmove plc(a)                                                                     2,047
   2,650,324  Yahoo Japan Corp.(a)                                                                 7,618
                                                                                              ----------
                                                                                                  43,710
                                                                                              ----------
              MEDIA (0.9%)
      99,054  Euskaltel S.A.(a),(d)                                                                  835
     142,939  Fuji Media Holdings, Inc.(a)                                                         1,942
      94,164  Future plc(a)                                                                        1,330
      28,528  Lagardere SCA(a)                                                                       693
     171,785  Metropole Television S.A.(a)                                                         3,090
     404,128  Nippon Television Holdings, Inc.(a)                                                  5,778
      13,170  Nordic Entertainment Group AB "B"                                                      311
     767,251  ProSiebenSat.1 Media SE(a),(c)                                                      12,476
     386,013  Television Francaise 1(a),(b)                                                        3,686
      91,475  TV Asahi Holdings Corp.(a)                                                           1,453
                                                                                              ----------
                                                                                                  31,594
                                                                                              ----------
              TELECOMMUNICATIONS (1.5%)
      90,571  ADVA Optical Networking SE(a),(c)                                                      691
     108,596  AudioCodes Ltd.                                                                      1,625
   2,301,555  BT Group plc(a)                                                                      5,642
     627,636  China Mobile Ltd.(a)                                                                 5,479
   9,162,739  China Telecom Corp. Ltd. "H"(a)                                                      4,598
   6,438,535  China Unicom Hong Kong Ltd.(a)                                                       6,778
   4,581,000  CITIC Telecom International Holdings Ltd.(a)                                         1,681
     306,905  Hellenic Telecommunications Organization S.A.(a)                                     4,200
     293,500  HKBN Ltd.(a)                                                                           467
     221,061  KT Corp.(a)                                                                          5,181
   1,650,631  Magyar Telekom Telecommunications plc(a)                                             2,358
     365,500  MTN Group Ltd.(a)                                                                    2,577
   1,071,554  Nokia Oyj(a),(b)                                                                     5,359
     125,614  Orange Belgium S.A.(a)                                                               2,389
   1,433,626  Service Stream Ltd.(a)                                                               2,461
     133,300  Telefonica Brasil S.A. Preference Shares                                             1,632

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     123,360  Telekom Austria AG(a),(c)                                                       $      937
      28,300  Uniden Holdings Corp.(a),(c)                                                           458
     630,948  VEON Ltd.                                                                            1,451
     306,379  Vocus Group Ltd.(a),(c)                                                                974
                                                                                              ----------
                                                                                                  56,938
                                                                                              ----------
              Total Communications                                                               161,660
                                                                                              ----------
              CONSUMER, CYCLICAL (8.6%)
              -------------------------
              AIRLINES (0.5%)
     187,232  Air France-KLM(a),(c)                                                                1,618
     241,810  Air New Zealand Ltd.(a)                                                                411
     165,349  Dart Group plc(a)                                                                    1,875
     188,744  Ryanair Holdings plc ADR(c)                                                         12,310
   1,191,640  SAS AB(a),(c)                                                                        1,667
                                                                                              ----------
                                                                                                  17,881
                                                                                              ----------
              APPAREL (1.9%)
     621,803  Geox S.p.A.(a)                                                                         821
       9,065  Hermes International(a)                                                              6,030
      43,600  Look Holdings, Inc.(a)                                                                 539
     156,578  LVMH Moet Hennessy Louis Vuitton SE(a)                                              59,325
     121,400  Sanyo Shokai Ltd.(a)                                                                 1,958
      46,200  Shikibo Ltd.(a)                                                                        394
                                                                                              ----------
                                                                                                  69,067
                                                                                              ----------
              AUTO MANUFACTURERS (0.7%)
   5,720,757  Dongfeng Motor Group Co. Ltd. "H"(a)                                                 4,704
     423,610  Honda Motor Co. Ltd.(a)                                                             10,441
     586,443  Nissan Motor Co. Ltd.(a)                                                             3,968
      79,848  Renault S.A.(a),(b)                                                                  4,795
                                                                                              ----------
                                                                                                  23,908
                                                                                              ----------
              AUTO PARTS & EQUIPMENT (1.0%)
     172,960  Aisan Industry Co. Ltd.(a)                                                           1,069
      41,052  CIE Automotive S.A.(a)                                                                 991
     290,100  Denso Corp.(a)                                                                      11,171
     128,170  Exedy Corp.(a)                                                                       2,518
         925  Georg Fischer AG(a)                                                                    782
     230,190  Keihin Corp.(a)                                                                      2,984
      49,900  NGK Insulators Ltd.(a)                                                                 674
      43,000  Nihon Plast Co. Ltd.(a)                                                                264
     194,853  Nissin Kogyo Co. Ltd.(a)                                                             2,435
     247,536  Schaeffler AG Preference Shares(a)                                                   1,816
     191,490  Sumitomo Riko Co. Ltd.(a)                                                            1,367
     135,600  Tachi-S Co. Ltd.(a)                                                                  1,608

================================================================================

16  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     204,140  Tokai Rika Co. Ltd.(a)                                                          $    3,113
     195,560  Toyoda Gosei Co. Ltd.(a)                                                             3,413
     193,680  Unipres Corp.(a)                                                                     3,037
                                                                                              ----------
                                                                                                  37,242
                                                                                              ----------
              DISTRIBUTION/WHOLESALE (0.3%)
      25,241  D'ieteren S.A.(a)                                                                    1,091
     411,805  Rexel S.A.(a)                                                                        4,443
      19,600  Ryoyo Electro Corp.(a)                                                                 301
     993,932  SIG plc(a)                                                                           1,630
      97,690  Travis Perkins plc(a)                                                                1,523
                                                                                              ----------
                                                                                                   8,988
                                                                                              ----------
              ENTERTAINMENT (0.3%)
     186,645  Avex, Inc.(a)                                                                        2,311
   1,004,553  Cineworld Group plc(a)                                                               3,769
      59,950  Evolution Gaming Group AB(a),(d)                                                     1,138
      86,577  GVC Holdings plc(a)                                                                    658
     198,643  Kindred Group plc(a)                                                                 1,546
                                                                                              ----------
                                                                                                   9,422
                                                                                              ----------
              FOOD SERVICE (1.2%)
   1,899,893  Compass Group plc(a)                                                                42,989
                                                                                              ----------
              HOME BUILDERS (0.1%)
       7,937  Kaufman & Broad S.A.(a)                                                                284
     174,913  Redrow plc(a)                                                                        1,206
     111,000  Tama Home Co. Ltd.(a)                                                                1,022
                                                                                              ----------
                                                                                                   2,512
                                                                                              ----------
              HOME FURNISHINGS (0.1%)
     393,291  Howden Joinery Group plc(a)                                                          2,500
     153,360  Maxell Holdings Ltd.(a)                                                              2,552
                                                                                              ----------
                                                                                                   5,052
                                                                                              ----------
              HOUSEWARES (0.0%)
      40,393  IG Design Group plc(a),(b)                                                             303
                                                                                              ----------
              LEISURE TIME (0.1%)
       5,937  CTS Eventim AG & Co. KGaA(a)                                                           266
      78,613  Hollywood Bowl Group plc(a)                                                            228
     193,498  Technogym S.p.A.(a)                                                                  2,216
     243,800  Tokyo Dome Corp.(a)                                                                  2,390
                                                                                              ----------
                                                                                                   5,100
                                                                                              ----------
              LODGING (0.0%)
      10,500  Fujita Kanko, Inc.(a)                                                                  253
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              RETAIL (2.3%)
   6,690,865  361 Degrees International Ltd.(a)                                               $    1,236
     197,203  Card Factory plc(a)                                                                    473
      76,600  Cawachi Ltd.(a)                                                                      1,298
     455,500  CECONOMY AG(a),(c)                                                                   2,574
       8,888  Cewe Stiftung & Co. KGAA(a)                                                            820
     768,303  Citizen Watch Co. Ltd.(a)                                                            3,502
   8,730,535  Daphne International Holdings Ltd.(a),(c)                                              248
     104,100  DCM Holdings Co. Ltd.(a)                                                             1,036
      30,000  Doutor Nichires Holdings Co. Ltd.(a)                                                   576
     530,393  Dunelm Group plc(a)                                                                  5,958
      18,008  Fielmann AG(a)                                                                       1,264
     299,922  Grafton Group plc(a)                                                                 3,229
     760,870  Halfords Group plc(a)                                                                2,168
      56,280  Honeys Holdings Co. Ltd.(a)                                                            506
      96,500  Isetan Mitsukoshi Holdings Ltd.(a)                                                     798
     471,318  JD Sports Fashion plc(a)                                                             3,681
   1,660,107  Kingfisher plc(a)                                                                    4,479
     335,800  Kojima Co. Ltd.(a),(c)                                                               1,496
      55,100  Komeri Co. Ltd.(a)                                                                   1,080
   1,120,939  Marks & Spencer Group plc(a)                                                         3,174
      18,000  McDonald's Holdings Co. (Japan) Ltd.(a)                                                818
       9,300  Nihon Chouzai Co. Ltd.(a)                                                              303
     158,375  Nishimatsuya Chain Co. Ltd.(a)                                                       1,268
      29,100  Nojima Corp.(a)                                                                        490
       5,205  PAL GROUP Holdings Co. Ltd.(a)                                                         158
     984,555  Pets at Home Group plc(a)                                                            2,288
      46,043  Shimamura Co. Ltd.(a)                                                                3,507
     129,400  Transaction Co. Ltd.(a)                                                                957
      30,414  Unieuro S.p.A.(a)                                                                      481
      32,200  United Arrows Ltd.(a)                                                                1,069
     232,000  Xebio Holdings Co. Ltd.(a)                                                           2,577
     818,494  Yum China Holdings, Inc.                                                            32,748
                                                                                              ----------
                                                                                                  86,260
                                                                                              ----------
              STORAGE/WAREHOUSING (0.0%)
      89,000  Mitsui-Soko Holdings Co. Ltd.(a)                                                     1,317
                                                                                              ----------
              TOYS/GAMES/HOBBIES (0.1%)
      88,363  Games Workshop Group plc(a)                                                          4,993
                                                                                              ----------
              Total Consumer, Cyclical                                                           315,287
                                                                                              ----------
              CONSUMER, NON-CYCLICAL (29.6%)
              ------------------------------
              AGRICULTURE (0.9%)
     477,300  Feed One Co. Ltd.(a)                                                                   781
      89,900  Hokuto Corp.(a)                                                                      1,479

================================================================================

18  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     718,198  Inghams Group Ltd.(a),(b)                                                       $    2,088
   1,237,200  Japan Tobacco, Inc.(a)                                                              28,376
   2,604,800  Perusahaan Perkebunan London Sumatra Indonesia Tbk PT(a)                               209
                                                                                              ----------
                                                                                                  32,933
                                                                                              ----------
              BEVERAGES (3.9%)
   3,320,820  Ambev S.A. ADR                                                                      14,844
     476,480  Anadolu Efes Biracilik Ve Malt Sanayii A/S(a)                                        1,574
     109,342  Britvic plc(a)                                                                       1,230
     514,014  C&C Group plc(a)                                                                     2,091
     151,565  Carlsberg A/S "B"(a)                                                                19,892
   1,196,087  Diageo plc(a)                                                                       50,279
     308,160  Marston's plc(a)                                                                       418
     291,855  Pernod Ricard S.A.(a)                                                               51,340
      17,867  Royal Unibrew A/S(a)                                                                 1,269
                                                                                              ----------
                                                                                                 142,937
                                                                                              ----------
              BIOTECHNOLOGY (0.1%)
      14,423  Eckert & Ziegler AG(a)                                                               1,544
      57,981  Swedish Orphan Biovitrum AB(a),(c)                                                   1,031
      10,796  Vilmorin & Cie S.A.(a)                                                                 603
      93,816  Vitrolife AB(a)                                                                      2,000
                                                                                              ----------
                                                                                                   5,178
                                                                                              ----------
              COMMERCIAL SERVICES (4.5%)
     143,412  Adecco Group AG(a)                                                                   7,709
       9,506  Amadeus Fire AG(a)                                                                   1,220
   3,592,000  AMVIG Holdings Ltd.(a)                                                                 858
      69,967  ASTM S.p.A.(a)                                                                       1,899
     424,187  BCA Marketplace plc(a)                                                                 972
      66,546  Benesse Holdings, Inc.(a)                                                            1,544
     149,642  Bravida Holding AB(a)                                                                1,223
     565,404  CTT-Correios de Portugal S.A.(a)                                                     1,463
     130,000  Duskin Co. Ltd.(a)                                                                   3,396
   1,819,246  Experian plc(a)                                                                     54,987
      42,427  Gruppo MutuiOnline S.p.A.(a)                                                           813
      76,107  Hamburger Hafen und Logistik AG(a)                                                   1,807
   1,180,614  Hays plc(a)                                                                          2,213
      43,635  Loomis AB "B"(a)                                                                     1,412
      33,800  Mamezou Holdings Co. Ltd.(a)                                                           390
     376,379  Pagegroup plc(a)                                                                     2,425
      52,400  Pasona Group, Inc.(a)                                                                  802
     200,372  QinetiQ Group plc(a)                                                                   739
     245,027  Ramirent Oyj(a)                                                                      1,418

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     474,569  Randstad N.V.(a)                                                                $   24,408
     631,600  RELX plc(a)                                                                         14,749
   1,350,113  RELX plc(a)                                                                         31,383
     386,100  Riso Kyoiku Co. Ltd.(a)                                                              1,547
     139,500  Shin Nippon Biomedical Laboratories Ltd.(a)                                            927
     346,141  SThree plc(a)                                                                        1,330
     272,165  Toppan Forms Co. Ltd.(a)                                                             2,188
                                                                                              ----------
                                                                                                 163,822
                                                                                              ----------
              COSMETICS/PERSONAL CARE (2.9%)
     487,158  Beiersdorf AG(a)                                                                    56,081
     761,478  Essity AB "B"(a)                                                                    22,353
     108,644  L'Oreal S.A.(a)                                                                     29,157
                                                                                              ----------
                                                                                                 107,591
                                                                                              ----------
              FOOD (5.2%)
     103,600  Arcs Co. Ltd.(a)                                                                     2,004
      56,596  Axfood AB(a)                                                                         1,089
     462,336  Danone S.A.(a),(b)                                                                  36,900
     144,176  Greggs plc(a)                                                                        3,966
   1,453,935  J Sainsbury plc(a)                                                                   3,668
      82,800  Kewpie Corp.(a)                                                                      1,854
      29,100  Kyokuyo Co. Ltd.(a)                                                                    725
      19,800  Life Corp.(a)                                                                          419
     215,197  Metcash Ltd.(a)                                                                        439
     267,447  METRO AG(a)                                                                          4,213
      31,500  Mitsubishi Shokuhin Co. Ltd.(a)                                                        824
   1,070,788  Nestle S.A.(a)                                                                     106,348
      28,300  Nisshin Oillio Group Ltd.(a)                                                           822
      35,161  Salmar ASA(a)                                                                        1,607
   1,673,198  Sonae SGPS S.A.(a)                                                                   1,663
     175,906  SSP Group plc(a)                                                                     1,491
     460,089  Tate & Lyle plc(a)                                                                   4,204
   6,777,054  Tesco plc(a)                                                                        19,377
      65,300  Yokohama Reito Co. Ltd.(a)                                                             568
                                                                                              ----------
                                                                                                 192,181
                                                                                              ----------
              HEALTHCARE PRODUCTS (3.9%)
     108,828  Alcon, Inc.(c)                                                                       6,329
     132,146  Biotage AB(a)                                                                        1,562
      23,285  Cellavision AB(a)                                                                      719
      81,243  Elekta AB "B"(a)                                                                     1,056
     229,618  EssilorLuxottica S.A.(a),(b)                                                        26,337
      12,972  Lifco AB "B"(a)                                                                        630

================================================================================

20  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
   3,667,800  Olympus Corp.(a)                                                                $   43,220
     492,398  QIAGEN N.V.(a),(c)                                                                  18,788
   1,631,700  Terumo Corp.(a)                                                                     46,126
                                                                                              ----------
                                                                                                 144,767
                                                                                              ----------
              HEALTHCARE-SERVICES (0.2%)
      54,180  CMIC Holdings Co. Ltd.(a)                                                              997
      18,062  Evotec SE(a),(c)                                                                       436
      90,274  Korian S.A.(a)                                                                       3,596
   1,086,345  Oceania Healthcare Ltd.(a),(b)                                                         745
                                                                                              ----------
                                                                                                   5,774
                                                                                              ----------
              HOUSEHOLD PRODUCTS/WARES (0.9%)
     429,023  Reckitt Benckiser Group plc(a)                                                      34,460
                                                                                              ----------
              PHARMACEUTICALS (7.1%)
      59,700  Alfresa Holdings Corp.(a)                                                            1,503
      46,153  AstraZeneca plc(a)                                                                   3,406
     713,297  Bayer AG(a)                                                                         42,073
      36,000  Daito Pharmaceutical Co. Ltd.(a)                                                     1,114
      20,886  Dermapharm Holding SE(a),(c)                                                           730
      34,464  Eisai Co. Ltd.(a)                                                                    2,021
     361,558  Faes Farma S.A.(a)                                                                   1,575
      14,533  Galapagos N.V.(a),(c)                                                                1,652
      25,253  Hikma Pharmaceuticals plc(a)                                                           504
     264,648  Merck KGaA(a)                                                                       25,560
       5,800  Nippon Shinyaku Co. Ltd.(a)                                                            399
     544,138  Novartis AG(a)                                                                      46,732
     891,940  Novo Nordisk A/S "B"(a)                                                             42,040
     105,650  Orexo AB(a),(c)                                                                        846
      45,104  Recipharm AB "B"(a)                                                                    562
     278,278  Roche Holding AG(a)                                                                 73,026
      43,900  Seikagaku Corp.(a)                                                                     500
      30,700  Suzuken Co. Ltd.(a)                                                                  1,884
     238,944  Takeda Pharmaceutical Co. Ltd.(a)                                                    8,055
      66,200  Toho Holdings Co. Ltd.(a)                                                            1,480
      19,900  Torii Pharmaceutical Co. Ltd.(a)                                                       432
      79,800  Towa Pharmaceutical Co. Ltd.(a)                                                      1,910
      23,800  Tsumura & Co.(a)                                                                       663
     136,100  Vital KSK Holdings, Inc.(a)                                                          1,301
                                                                                              ----------
                                                                                                 259,968
                                                                                              ----------
              Total Consumer, Non-cyclical                                                     1,089,611
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              ENERGY (4.4%)
              -------------
              COAL (0.0%)
     271,254  Whitehaven Coal Ltd.(a)                                                         $      735
                                                                                              ----------
              ENERGY-ALTERNATE SOURCES (0.1%)
     383,457  Falck Renewables S.p.A.(a)                                                           1,577
     482,535  NEL ASA(a),(c)                                                                         439
                                                                                              ----------
                                                                                                   2,016
                                                                                              ----------
              OIL & GAS (4.1%)
     997,103  Advantage Oil & Gas Ltd.(c)                                                          1,291
     275,377  ARC Resources Ltd.                                                                   1,499
     920,667  Beach Energy Ltd.(a)                                                                 1,149
   1,795,266  BP plc(a)                                                                           12,176
      49,000  Cosmo Energy Holdings Co. Ltd.(a)                                                      957
     140,535  DNO ASA(a)                                                                             244
      17,999  Drilling Co. of 1972 A/S(b),(c)                                                      1,150
   2,226,723  Eni S.p.A.(a)                                                                       33,592
   1,115,812  Gazprom PJSC ADR                                                                     7,253
     166,137  Genel Energy plc(a)                                                                    371
     530,367  Inpex Corp.(a)                                                                       4,260
      10,294  Israel Corp. Ltd.(a)                                                                 2,266
     176,070  Japan Petroleum Exploration Co. Ltd.(a)                                              3,661
      38,967  LUKOIL PJSC ADR                                                                      3,107
     688,739  Painted Pony Energy Ltd.(b),(c)                                                        586
     691,820  Premier Oil plc(a),(c)                                                                 687
     546,185  Royal Dutch Shell plc "B"(a)                                                        17,031
   1,187,357  Suncor Energy, Inc.                                                                 36,589
     700,600  Surgutneftegas PJSC ADR(a)                                                           2,626
     337,525  Surgutneftegas PJSC ADR                                                              1,272
     304,635  TOTAL S.A.(a),(b)                                                                   15,758
     123,348  Tourmaline Oil Corp.                                                                 1,570
     186,707  YPF S.A. ADR                                                                         2,769
                                                                                              ----------
                                                                                                 151,864
                                                                                              ----------
              OIL & GAS SERVICES (0.2%)
     188,227  Fugro N.V.(a),(b),(c)                                                                1,549
     380,028  Maire Tecnimont S.p.A.(a)                                                            1,091
     771,446  Saipem S.p.A.(a),(c)                                                                 3,286
     921,794  Trican Well Service Ltd.(c)                                                            866
                                                                                              ----------
                                                                                                   6,792
                                                                                              ----------
              Total Energy                                                                       161,407
                                                                                              ----------

================================================================================

22  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              FINANCIAL (17.3%)
              -----------------
              BANKS (8.0%)
      90,500  77 Bank Ltd.(a)                                                                 $    1,357
      14,400  Aichi Bank Ltd.(a)                                                                     474
     999,687  Allahabad Bank(a),(c)                                                                  645
     813,952  Bank of Ireland Group plc(a)                                                         4,337
   7,346,455  Barclays plc(a)                                                                     13,886
      59,031  BAWAG Group AG(a),(c),(d)                                                            2,498
     185,572  BNP Paribas S.A.(a),(b)                                                              8,458
     976,039  BPER Banca(a)                                                                        3,680
   1,401,494  CaixaBank S.A.(a)                                                                    4,305
     776,705  Canara Bank(a),(c)                                                                   2,967
     965,871  Corp. Bank(a),(c)                                                                      348
     262,265  Dah Sing Financial Holdings Ltd.(a)                                                  1,224
   1,653,200  DBS Group Holdings Ltd.(a)                                                          29,206
      45,870  Deutsche Pfandbriefbank AG(a),(d)                                                      632
      22,297  doBank S.p.A.(a),(d)                                                                   271
      51,000  Hokuhoku Financial Group, Inc.(a)                                                      543
   1,719,122  HSBC Holdings plc(a)                                                                14,025
      26,300  Hyakujushi Bank Ltd.(a)                                                                536
   2,996,672  ING Groep N.V.(a)                                                                   32,351
  10,509,677  Intesa Sanpaolo S.p.A.(a),(b)                                                       21,514
   1,357,996  Israel Discount Bank Ltd. "A"(a)                                                     5,171
      70,800  Juroku Bank Ltd.(a)                                                                  1,472
     518,354  KBC Group N.V.(a)                                                                   34,047
     247,261  Link Administration Holdings Ltd.(a)                                                 1,022
   2,150,825  Mitsubishi UFJ Financial Group, Inc.(a)                                              9,924
   3,935,240  Mizuho Financial Group, Inc.(a)                                                      5,552
      24,600  Nanto Bank Ltd.(a)                                                                     490
   1,104,188  Resona Holdings, Inc.(a)                                                             4,654
     189,400  Sberbank of Russia PJSC ADR                                                          2,727
     224,836  Societe Generale S.A.(a),(b)                                                         5,629
      32,433  SpareBank 1 SMN(a)                                                                     348
     829,002  Standard Chartered plc(a)                                                            7,212
     258,470  Sumitomo Mitsui Financial Group, Inc.(a)                                             8,987
     143,120  Sumitomo Mitsui Trust Holdings, Inc.(a)                                              5,224
     423,300  TOMONY Holdings, Inc.(a)                                                             1,339
   4,230,095  UBS Group AG(a),(c)                                                                 48,664
   2,912,169  Unicaja Banco S.A.(a),(d)                                                            2,838
     676,813  UniCredit S.p.A.(a)                                                                  7,680
       3,884  VP Bank AG(a)                                                                          609
                                                                                              ----------
                                                                                                 296,846
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES (3.0%)
     118,000  Aizawa Securities Co. Ltd.(a)                                                   $      750
     137,291  Banca Farmafactoring S.p.A.(a),(d)                                                     729
      19,701  Burford Capital Ltd.(a)                                                                413
     351,282  Charter Court Financial Services Group plc(a)                                        1,461
     128,081  Deutsche Boerse AG(a)                                                               17,705
     299,015  DGB Financial Group, Inc.(a)                                                         2,027
      45,349  Euronext N.V.(a),(d)                                                                 3,224
     435,993  FlexiGroup Ltd.(a)                                                                     547
      43,301  Flow Traders(a),(b)                                                                  1,220
     361,129  GAM Holding AG(a),(c)                                                                1,487
  65,866,025  G-Resources Group Ltd.(a),(c)                                                          503
      24,500  Hitachi Capital Corp.(a)                                                               518
     867,882  Housing Development Finance Corp. Ltd.(a)                                           27,203
     193,005  Ichiyoshi Securities Co. Ltd.(a)                                                     1,372
      38,772  Intertrust N.V.(a)                                                                     735
      59,400  IwaiCosmo Holdings, Inc.(a)                                                            616
     289,700  Japan Securities Finance Co. Ltd.(a)                                                 1,475
     546,077  Julius Baer Group Ltd.(a),(c)                                                       21,575
     133,043  KB Financial Group, Inc.(a)                                                          4,904
     189,027  Magellan Financial Group Ltd.(a)                                                     5,664
      83,990  McMillan Shakespeare Ltd.(a)                                                           751
   1,345,131  Nomura Holdings, Inc.(a)                                                             4,220
      79,232  OneSavings Bank plc(a)                                                                 403
     753,194  Platinum Asset Management Ltd.(a)                                                    2,387
     160,664  Resurs Holding AB(a),(d)                                                               936
      22,900  Ricoh Leasing Co. Ltd.(a)                                                              705
     126,474  Shinhan Financial Group Co. Ltd.(a)                                                  4,721
     579,000  Sun Hung Kai & Co. Ltd.(a)                                                             277
     534,915  Tochigi Bank Ltd.(a)                                                                   881
                                                                                              ----------
                                                                                                 109,409
                                                                                              ----------
              INSURANCE (4.2%)
     120,521  Ageas(a)                                                                             5,877
   7,586,800  AIA Group Ltd.(a)                                                                   71,076
      28,245  ASR Nederland N.V.(a)                                                                1,069
     328,455  Assicurazioni Generali S.p.A.(a)                                                     5,764
     252,111  Coface S.A.(a),(c)                                                                   2,462
     330,844  Dai-ichi Life Holdings, Inc.(a)                                                      4,758
      31,513  Grupo Catalana Occidente S.A.(a)                                                     1,096
      41,106  Helvetia Holding AG(a)                                                               5,038
     762,193  Just Group plc(a)                                                                      460
     140,019  Phoenix Group Holdings plc(a)                                                        1,189

================================================================================

24  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     605,713  Prudential plc(a)                                                               $   12,070
   7,322,604  Shin Kong Financial Holding Co. Ltd.(a),(c)                                          2,031
     155,127  Societa Cattolica di Assicurazioni(a)                                                1,254
     698,201  T&D Holdings, Inc.(a)                                                                7,244
     367,273  Tongyang Life Insurance Co. Ltd.(a)                                                  1,225
      20,682  Vienna Insurance Group AG Wiener Versicherung Gruppe(a)                                505
      96,160  Zurich Insurance Group AG(a)                                                        31,157
                                                                                              ----------
                                                                                                 154,275
                                                                                              ----------
              INVESTMENT COMPANIES (0.1%)
     103,338  Industrivarden AB "C"(a)                                                             2,085
     482,100  Uranium Participation Corp.(c)                                                       1,552
                                                                                              ----------
                                                                                                   3,637
                                                                                              ----------
              PRIVATE EQUITY (0.1%)
       26,545 AURELIUS Equity Opportunities SE & Co. KGaA(a)                                       1,195
       71,782 Intermediate Capital Group plc(a)                                                    1,195
                                                                                              ----------
                                                                                                   2,390
                                                                                              ----------
              REAL ESTATE (1.0%)
      67,483  ADO Properties S.A.(a)                                                               3,635
   1,675,700  APAC Realty Ltd.(a)                                                                    610
      75,151  CA Immobilien Anlagen AG(a)                                                          2,791
      53,379  DIC Asset AG(a)                                                                        559
     171,693  Dios Fastigheter AB(a)                                                               1,236
     100,900  FJ Next Co. Ltd.(a)                                                                    889
     163,000  Great Eagle Holdings Ltd.(a)                                                           724
     370,171  Hemfosa Fastigheter AB(a)                                                            3,416
   1,034,000  K Wah International Holdings Ltd.(a)                                                   597
   1,282,422  Klovern AB "B"(a)                                                                    1,929
      78,860  Kungsleden AB(a)                                                                       611
     248,901  Mitsubishi Estate Co. Ltd.(a)                                                        4,565
      11,860  Nexity S.A.(a),(b)                                                                     523
     310,629  Nyfosa AB(a),(c)                                                                     1,961
      42,983  S IMMO AG(a)                                                                           980
      61,787  Sagax AB(a),(b)                                                                        228
      24,700  SAMTY Co. Ltd.(a)                                                                      322
     815,847  Sirius Real Estate Ltd.(a)                                                             658
     198,396  Summerset Group Holdings Ltd.(a)                                                       718
     139,215  TAG Immobilien AG(a),(c)                                                             3,266
      31,100  Tosei Corp.(a)                                                                         254
     162,800  Unizo Holdings Co. Ltd.(a)                                                           2,785
     282,827  Watkin Jones plc(a)                                                                    771
     283,969  Wihlborgs Fastigheter AB(a)                                                          4,131
                                                                                              ----------
                                                                                                  38,159
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              REITS (0.9%)
         390  AEON REIT Investment Corp.(a)                                                   $      489
      26,511  Befimmo S.A.(a)                                                                      1,487
      96,346  Big Yellow Group plc(a)                                                              1,238
     372,860  British Land Co. plc(a)                                                              2,518
   3,812,000  Champion REIT(a)                                                                     3,099
       4,209  Covivio(a)                                                                             436
         207  Daiwa Office Investment Corp.(a)                                                     1,434
     592,890  GDI Property Group(a)                                                                  544
     137,251  Great Portland Estates plc(a)                                                        1,248
     187,001  Immobiliare Grande Distribuzione SIIQ S.p.A.(a)                                      1,284
      34,167  Intervest Offices & Warehouses N.V.(a)                                                 945
      33,096  Invesco Office J-Reit, Inc.(a)                                                       5,357
     272,695  Irish Residential Properties REIT plc(a)                                               486
       1,191  Japan Excellent, Inc.(a)                                                             1,771
         112  Kenedix Office Investment Corp.(a)                                                     773
     252,018  Land Securities Group plc(a)                                                         2,641
     136,447  Mercialys S.A.(a),(b)                                                                1,686
       1,332  Mirai Corp.(a)                                                                         608
       1,408  One REIT, Inc.(a)                                                                    3,664
     709,372  Regional REIT Ltd.(a),(d)                                                              979
         949  Sekisui House Reit, Inc.(a)                                                            709
                                                                                              ----------
                                                                                                  33,396
                                                                                              ----------
              Total Financial                                                                    638,112
                                                                                              ----------
              INDUSTRIAL (16.6%)
              ------------------
              AEROSPACE/DEFENSE (1.0%)
      39,229  Avon Rubber plc(a)                                                                     658
      39,552  FACC AG(a),(b)                                                                         557
      65,383  MTU Aero Engines AG(a)                                                              14,137
   2,089,644  Rolls-Royce Holdings plc(a),(c)                                                     22,753
                                                                                              ----------
                                                                                                  38,105
                                                                                              ----------
              BUILDING MATERIALS (2.3%)
     247,520  Cie de Saint-Gobain(a)                                                               8,977
     333,800  Daikin Industries Ltd.(a)                                                           40,441
      43,931  Imerys S.A.(a)                                                                       1,911
     141,186  LafargeHolcim Ltd.(a),(c)                                                            6,756
     245,400  Nippon Sheet Glass Co. Ltd.(a)                                                       1,593
     134,164  Sika AG(a)                                                                          19,915
      73,800  Taiheiyo Cement Corp.(a)                                                             2,171
      55,780  Vicat S.A.(a)                                                                        2,780
                                                                                              ----------
                                                                                                  84,544
                                                                                              ----------

================================================================================

26  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              ELECTRICAL COMPONENTS & EQUIPMENT (2.5%)
     308,140  Funai Electric Co. Ltd.(a),(c)                                                  $    1,978
     631,000  Johnson Electric Holdings Ltd.(a)                                                    1,197
     326,500  Legrand S.A.(a)                                                                     21,962
     801,058  Schneider Electric SE(a)                                                            63,183
     115,500  SWCC Showa Holdings Co. Ltd.(a)                                                        788
     255,035  Ushio, Inc.(a)                                                                       3,189
     223,227  Zumtobel Group AG(a),(b),(c)                                                         1,479
                                                                                              ----------
                                                                                                  93,776
                                                                                              ----------
              ELECTRONICS (3.4%)
     203,000  A&D Co. Ltd.(a)                                                                      1,408
      45,377  AT&S Austria Technologie & Systemtechnik AG(a)                                         773
      34,100  Camtek Ltd.                                                                            275
      20,200  Cosel Co. Ltd.(a)                                                                      192
       3,870  dormakaba Holding AG(a),(c)                                                          2,675
     250,300  Furuno Electric Co. Ltd.(a)                                                          2,122
     396,400  Hi-P International Ltd.(a)                                                             336
      98,490  Hosiden Corp.(a)                                                                       988
     971,000  Hoya Corp.(a)                                                                       67,200
     164,180  Ibiden Co., Ltd.(a)                                                                  2,538
     585,500  Kyocera Corp.(a)                                                                    35,679
     109,144  Mycronic AB(a),(b)                                                                   1,319
     365,828  Nichicon Corp.(a)                                                                    2,673
     290,735  NOK Corp.(a)                                                                         3,730
      24,800  Shibaura Mechatronics Corp.(a)                                                         586
   4,176,000  Time Interconnect Technology Ltd.(a)                                                   308
      92,745  Tokyo Seimitsu Co. Ltd.(a)                                                           2,119
                                                                                              ----------
                                                                                                 124,921
                                                                                              ----------
              ENGINEERING & CONSTRUCTION (1.0%)
      44,992  AF Poyry AB(a)                                                                         943
      24,437  Akka Technologies(a)                                                                 1,581
      14,399  Bauer AG(a)                                                                            371
   4,360,265  China Machinery Engineering Corp. "H"(a)                                             1,916
     295,619  Chiyoda Corp.(a),(c)                                                                   783
      38,700  Daiho Corp.(a)                                                                         980
     218,162  Downer EDI Ltd.(a)                                                                   1,077
      22,500  Fudo Tetra Corp.(a)                                                                    274
      54,916  Gaztransport Et Technigaz S.A.(a)                                                    4,990
     119,043  Grupo Empresarial San Jose S.A.(a),(c)                                                 961
      37,762  Implenia AG(a)                                                                       1,103
     273,383  JGC Corp.(a)                                                                         3,617
      16,700  Kumagai Gumi Co. Ltd.(a)                                                               442

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     332,600  Maeda Corp.(a)                                                                  $    2,693
     130,400  Meisei Industrial Co. Ltd.(a)                                                          786
      59,200  Miyaji Engineering Group, Inc.(a)                                                      914
      43,810  Morgan Sindall Group plc(a)                                                            712
      47,700  Nishimatsu Construction Co. Ltd.(a)                                                    908
      33,300  Okumura Corp.(a)                                                                     1,020
     646,100  OSJB Holdings Corp.(a)                                                               1,643
      15,663  Per Aarsleff Holding A/S(a)                                                            562
      24,162  Porr AG(a),(b)                                                                         563
     985,315  Raubex Group Ltd.(a)                                                                 1,329
     220,000  Sanki Engineering Co. Ltd.(a)                                                        2,460
     100,000  Sumitomo Mitsui Construction Co. Ltd.(a)                                               565
      99,600  Toa Corp.(a)                                                                         1,353
      37,900  Tokyu Construction Co. Ltd.(a)                                                         266
     221,700  Toyo Construction Co. Ltd.(a)                                                          813
     220,195  Toyo Engineering Corp.(a),(c)                                                          893
      31,100  Wakachiku Construction Co. Ltd.(a)                                                     379
                                                                                              ----------
                                                                                                  36,897
                                                                                              ----------
              ENVIRONMENTAL CONTROL (0.0%)
      18,400  Daiseki Co. Ltd.(a)                                                                    457
      54,700  Oyo Corp.(a)                                                                           530
                                                                                              ----------
                                                                                                     987
                                                                                              ----------
              HAND/MACHINE TOOLS (0.1%)
      28,704  Rhi Magnesita N.V.(a)                                                                1,735
                                                                                              ----------
              MACHINERY-CONSTRUCTION & MINING (0.9%)
     702,900  Hitachi Ltd.(a)                                                                     23,683
      59,500  Kato Works Co. Ltd.(a)                                                               1,049
     118,704  Mitsubishi Heavy Industries Ltd.(a)                                                  5,190
      19,234  Palfinger AG(a)                                                                        557
      91,100  Tadano Ltd.(a)                                                                         873
                                                                                              ----------
                                                                                                  31,352
                                                                                              ----------
              MACHINERY-DIVERSIFIED (1.5%)
      94,900  FANUC Corp.(a)                                                                      15,998
      19,300  Hisaka Works Ltd.(a)                                                                   160
   2,166,100  Kubota Corp.(a)                                                                     32,889
      99,400  Nikkiso Co. Ltd.(a)                                                                  1,274
     204,726  Talgo S.A.(a),(c),(d)                                                                1,284
      74,841  THK Co. Ltd.(a)                                                                      1,512
      85,951  Toshiba Machine Co. Ltd.(a)                                                          1,790
                                                                                              ----------
                                                                                                  54,907
                                                                                              ----------

================================================================================

28  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              METAL FABRICATION/HARDWARE (0.1%)
      70,500  Ahresty Corp.(a)                                                                $      337
     123,351  Bodycote plc(a)                                                                      1,211
     117,351  Lindab International AB(a)                                                           1,206
     119,680  Neturen Co. Ltd.(a)                                                                    897
      15,100  Shinsho Corp.(a)                                                                       315
      13,300  Toho Zinc Co. Ltd.(a)                                                                  284
                                                                                              ----------
                                                                                                   4,250
                                                                                              ----------
              MISCELLANEOUS MANUFACTURERS (0.8%)
     621,658  AGFA-Gevaert N.V.(a),(c)                                                             2,524
      89,910  Alstom S.A.(a)                                                                       4,092
      37,182  Ansell Ltd.(a)                                                                         650
     664,300  China Sunsine Chemical Holdings Ltd.(a)                                                556
     185,957  Elkem ASA(a),(d)                                                                       567
      58,880  Enplas Corp.(a)                                                                      1,636
     167,190  Nikon Corp.(a)                                                                       2,283
     844,503  Smiths Group plc(a)                                                                 15,404
     100,700  Tamron Co. Ltd.(a)                                                                   2,023
     224,664  Vesuvius plc(a)                                                                      1,421
                                                                                              ----------
                                                                                                  31,156
                                                                                              ----------
              PACKAGING & CONTAINERS (0.5%)
   1,063,290  Amcor Ltd.(a)                                                                       12,143
     114,545  Huhtamaki Oyj(a)                                                                     4,350
   3,122,283  Nampak Ltd.(a),(c)                                                                   2,271
                                                                                              ----------
                                                                                                  18,764
                                                                                              ----------
              SHIPBUILDING (0.2%)
     215,962  Austal Ltd.(a)                                                                         437
   1,878,142  Fincantieri S.p.A.(a),(c)                                                            1,928
   4,830,200  Yangzijiang Shipbuilding Holdings Ltd.(a)                                            4,817
                                                                                              ----------
                                                                                                   7,182
                                                                                              ----------
              TRANSPORTATION (2.2%)
       5,071  AP Moller - Maersk A/S "B"(a)                                                        5,367
     254,141  bpost S.A.(a)                                                                        2,498
     133,287  BW Offshore Ltd.(a),(c)                                                                845
     597,239  Canadian National Railway Co.                                                       52,909
      62,368  Cia de Distribucion Integral Logista Holdings S.A.(a)                                1,379
     180,618  D/S Norden A/S(a)                                                                    2,496
   1,426,676  Firstgroup plc(a),(c)                                                                2,080
     122,633  Go-Ahead Group plc(a)                                                                2,899
      31,400  Kamigumi Co. Ltd.(a)                                                                   738
      36,800  Kintetsu World Express, Inc.(a)                                                        479

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      18,200  Kyushu Railway Co.(a)                                                           $      542
      52,300  Nankai Electric Railway Co. Ltd.(a)                                                  1,362
     591,425  National Express Group plc(a)                                                        2,972
  13,775,145  Pacific Basin Shipping Ltd.(a),(b)                                                   2,402
   1,328,454  PostNL N.V.(a),(b)                                                                   2,369
                                                                                              ----------
                                                                                                  81,337
                                                                                              ----------
              TRUCKING & LEASING (0.1%)
     126,700  Fly Leasing Ltd. ADR(c)                                                              2,058
                                                                                              ----------
              Total Industrial                                                                   611,971
                                                                                              ----------
              TECHNOLOGY (8.5%)
              -----------------
              COMPUTERS (3.0%)
   5,048,745  Acer, Inc.(a)                                                                        3,032
     116,059  Appen Ltd.(a)                                                                        2,077
      61,800  Bell System24 Holdings, Inc.(a)                                                        887
     104,000  CAC Holdings Corp.(a)                                                                1,613
     248,624  Check Point Software Technologies Ltd.(c)                                           27,418
   1,506,434  Compal Electronics, Inc. GDR(e)                                                      4,682
      27,700  Compal Electronics, Inc. GDR(f)                                                         86
       2,600  CyberArk Software Ltd.(c)                                                              343
     378,645  Eurotech S.p.A.(a),(b),(c)                                                           1,617
     110,500  Ferrotec Holdings Corp.(a)                                                             852
   1,495,360  Foxconn Technology Co. Ltd.(a)                                                       2,890
      63,272  Fujitsu Ltd.(a)                                                                      4,281
       7,200  Globant S.A.(c)                                                                        668
     113,000  Ines Corp.(a)                                                                        1,226
      14,542  Ingenico Group S.A.(a)                                                               1,165
  11,639,134  Innolux Corp.(a)                                                                     2,745
      83,600  Japan Cash Machine Co. Ltd.(a)                                                         833
      25,805  Melco Holdings, Inc.(a)                                                                723
      22,000  Roland DG Corp.(a)                                                                     490
      99,200  Scala, Inc.(a)                                                                         755
   1,305,081  Serco Group plc(a),(c)                                                               2,193
     226,341  Softcat plc(a)                                                                       2,607
     107,488  Solutions 30 S.E.(a),(b),(c)                                                         1,064
       6,300  Sopra Steria Group(a)                                                                  715
   1,438,145  Tata Consultancy Services Ltd.(a)                                                   45,391
                                                                                              ----------
                                                                                                 110,353
                                                                                              ----------
              OFFICE/BUSINESS EQUIPMENT (0.2%)
     166,142  Canon, Inc.(a)                                                                       4,680
     132,419  Neopost S.A.(a)                                                                      2,897
                                                                                              ----------
                                                                                                   7,577
                                                                                              ----------

================================================================================

30  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SEMICONDUCTORS (1.1%)
      15,499  Ams AG(a)                                                                       $      512
      14,091  Elmos Semiconductor AG(a)                                                              336
     283,592  MediaTek, Inc.(a)                                                                    2,776
      60,100  Micronics Japan Co. Ltd.(a)                                                            496
      66,200  Miraial Co. Ltd.(a)                                                                    638
      13,117  Siltronic AG(a)                                                                        900
      10,238  SOITEC(a),(c)                                                                          861
     862,419  Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                     33,074
       9,200  V Technology Co. Ltd.(a)                                                               384
                                                                                              ----------
                                                                                                  39,977
                                                                                              ----------
              SOFTWARE (4.2%)
       7,400  Akatsuki, Inc.(a)                                                                      399
     641,138  Amadeus IT Group S.A.(a)                                                            48,858
     914,132  Bravura Solutions Ltd.(a)                                                            3,575
      98,000  Capcom Co. Ltd.(a)                                                                   2,003
      33,463  CompuGroup Medical SE(a)                                                             2,250
      94,828  Dassault Systemes SE(a),(b)                                                         14,054
     164,384  DeNA Co. Ltd.(a)                                                                     3,334
      55,261  EMIS Group plc(a)                                                                      832
      44,100  Focus Systems Corp.(a)                                                                 342
     809,678  Gree, Inc.(a)                                                                        3,625
   2,255,000  Leyou Technologies Holdings Ltd.(a),(c)                                                681
      14,274  Nemetschek SE(a)                                                                     2,189
      34,200  NSD Co. Ltd.(a)                                                                        949
      11,500  PCA Corp.(a)                                                                           377
     543,346  SAP SE(a)                                                                           67,143
      18,058  SimCorp A/S(a)                                                                       1,751
     142,793  Tinexta S.p.A.(a),(c)                                                                2,082
                                                                                              ----------
                                                                                                 154,444
                                                                                              ----------
              Total Technology                                                                   312,351
                                                                                              ----------
              UTILITIES (1.5%)
              ----------------
              ELECTRIC (1.4%)
      22,228  Albioma S.A.(a)                                                                        532
     259,300  Cia Paranaense de Energia Preference Shares                                          3,172
     282,535  E.ON SE(a)                                                                           2,951
   2,211,034  Engie S.A.(a),(b)                                                                   30,829
     815,197  Hera S.p.A.(a)                                                                       2,963
     412,800  Hokkaido Electric Power Co., Inc.(a)                                                 2,228
   1,405,877  Iren S.p.A.(a)                                                                       3,484

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     291,978  NTPC Ltd.(a)                                                                    $      557
     157,937  RWE AG(a)                                                                            3,945
                                                                                              ----------
                                                                                                  50,661
                                                                                              ----------
              GAS (0.1%)
   2,979,890  Centrica plc(a)                                                                      3,517
                                                                                              ----------
              Total Utilities                                                                     54,178
                                                                                              ----------
              Total Common Stocks (cost: $2,887,469)                                           3,611,588
                                                                                              ----------

              EXCHANGE-TRADED FUNDS (0.3%)
     147,072  iShares Core MSCI EAFE ETF (cost: $8,696)                                            8,735
                                                                                              ----------

              INVESTMENT COMPANIES (0.0%)
       6,647  HBM Healthcare Investments AG "A"(a),(c) (cost: $770)                                1,206
                                                                                              ----------

              PREFERRED STOCKS (0.0%)

              INDUSTRIAL (0.0%)
              -----------------
              AEROSPACE/DEFENSE (0.0%)
 153,057,469  Rolls-Royce Holdings plc (c),(e),(f) (cost: $197)                                      193
                                                                                              ----------
              Total Equity Securities (cost: $2,897,132)                                       3,621,722
                                                                                              ----------

              MONEY MARKET INSTRUMENTS (1.0%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.0%)
  37,621,720  State Street Institutional Treasury Money Market Fund
                Premier Class, 2.30%(g) (cost: $37,621)                                           37,621
                                                                                              ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (5.0%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (5.0%)
      59,665  Federated Government Obligations Fund Institutional Class, 2.27%(g)                     60
  79,661,219  Goldman Sachs Financial Square Government Fund
                Institutional Class, 2.30%(g)                                                     79,661
  30,174,903  HSBC U.S. Government Money Market Fund Class I, 2.33%(g)                            30,175
  75,000,000  State Street Institutional U.S. Government Money Market Fund, 2.32%(g)              75,000
                                                                                              ----------
              Total Short-Term Investments Purchased with Cash
                Collateral from Securities Loaned (cost: $184,896)                               184,896
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $3,119,649)                                            $3,844,239
                                                                                              ==========

================================================================================

32  | USAA INTERNATIONAL FUND

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                $280,693       $3,330,895               $-     $3,611,588
  Exchange-Traded Funds                           8,735                -                -          8,735
  Investment Companies                                -            1,206                -          1,206
  Preferred Stocks                                    -              193                -            193

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                           37,621                -                -         37,621

Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                          184,896                -                -        184,896
--------------------------------------------------------------------------------------------------------
Total                                          $511,945       $3,332,294               $-     $3,844,239
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At May 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REITS Real estate investment trusts - Dividend distributions from REITS may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a

================================================================================

34  | USAA INTERNATIONAL FUND

================================================================================

          return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) Securities with a value of $3,327,419,000, which represented 90.4% of the Fund's net assets, were classified as Level 2 as of May 31, 2019, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (b) The security, or a portion thereof, was out on loan as of May 31, 2019.

    (c) Non-income-producing security.

    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (e) Security was fair valued at May 31, 2019, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $4,875,000, which represented 0.1% of the Fund's net assets.

    (f) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (g) Rate represents the money market fund annualized seven-day yield at May 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
      on loan of $193,556) (cost of $3,119,649)                                     $3,844,239
   Cash denominated in foreign currencies (identified cost of $2,482)                    2,490
   Receivables:
      Capital shares sold                                                                1,191
      USAA Asset Management Company (Note 7)                                                 7
      Dividends and interest                                                            26,451
      Securities sold                                                                    5,697
      Other                                                                                287
   Unrealized appreciation on foreign currency contracts held, at value                     22
                                                                                    ----------
         Total assets                                                                3,880,384
                                                                                    ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                 184,896
      Securities purchased                                                               5,566
      Capital shares redeemed                                                            1,480
   Accrued management fees                                                               2,533
   Accrued transfer agent's fees                                                            65
   Other accrued expenses and payables                                                   3,112
                                                                                    ----------
         Total liabilities                                                             197,652
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $3,682,732
                                                                                    ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                  $2,918,410
   Distributable earnings                                                              764,322
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $3,682,732
                                                                                    ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,690,782/58,914 capital shares
         outstanding, no par value)                                                 $    28.70
                                                                                    ==========
      Institutional Shares (net assets of $1,979,758/69,194 capital shares
         outstanding, no par value)                                                 $    28.61
                                                                                    ==========
      Adviser Shares (net assets of $7,715/270 capital shares
         outstanding, no par value)                                                 $    28.58
                                                                                    ==========
      R6 Shares (net assets of $4,477/156 capital shares
         outstanding, no par value)                                                 $    28.66
                                                                                    ==========

See accompanying notes to financial statements.

================================================================================

36  | USAA INTERNATIONAL FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $11,037)                              $ 107,692
   Interest                                                                                913
   Securities lending (net)                                                              1,263
                                                                                     ---------
      Total income                                                                     109,868
                                                                                     ---------
EXPENSES
   Management fees                                                                      29,731
   Administration and servicing fees:
      Fund Shares                                                                        2,628
      Institutional Shares                                                               2,124
      Adviser Shares                                                                        11
      R6 Shares*                                                                             2
   Transfer agent's fees:
      Fund Shares                                                                        2,172
      Institutional Shares                                                               2,124
      Adviser Shares                                                                         1
   Distribution and service fees (Note 7):
      Adviser Shares                                                                        19
   Custody and accounting fees:
      Fund Shares                                                                          461
      Institutional Shares                                                                 549
      Adviser Shares                                                                         2
      R6 Shares*                                                                             1
   Postage:
      Fund Shares                                                                          119
      Institutional Shares                                                                  51
   Shareholder reporting fees:
      Fund Shares                                                                           57
      Institutional Shares                                                                   7
   Trustees' fees                                                                           37
   Registration fees:
      Fund Shares                                                                           43
      Institutional Shares                                                                  30
      Adviser Shares                                                                        15
      R6 Shares*                                                                            42
   Professional fees                                                                       154
   Other                                                                                    54
                                                                                     ---------
      Total expenses                                                                    40,434
                                                                                     ---------

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

   Expenses reimbursed:
      Adviser Shares                                                                 $      (4)
      R6 Shares*                                                                           (43)
                                                                                     ---------
         Net expenses                                                                   40,387
                                                                                     ---------
NET INVESTMENT INCOME                                                                   69,481
                                                                                     ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Unaffiliated transactions                                                         71,635
      Affiliated transactions (Note 4)                                                   1,150
      Foreign currency transactions                                                       (750)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                     (362,699)
      Foreign capital gains tax                                                          1,189
      Foreign currency translations                                                        159
                                                                                     ---------
         Net realized and unrealized loss                                             (289,316)
                                                                                     ---------
      Decrease in net assets resulting from operations                               $(219,835)
                                                                                     ---------

*R6 Shares commenced operations on August 17, 2018.

See accompanying notes to financial statements.

================================================================================

38  | USAA INTERNATIONAL FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

----------------------------------------------------------------------------------------------

                                                                      2019                2018
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                         $  69,481          $   68,402
   Net realized gain on investments                                 72,785             254,122
   Net realized loss on foreign currency transactions                 (750)               (278)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                 (362,699)             29,496
      Foreign capital gains tax                                      1,189              (3,453)
      Foreign currency translations                                    159                (337)
                                                                 -----------------------------
      Increase (decrease) in net assets resulting
         from operations                                          (219,835)            347,952
                                                                 -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
      Fund Shares                                                 (127,420)            (56,643)
      Institutional Shares                                        (153,261)            (76,632)
      Adviser Shares                                                  (536)               (230)
      R6 Shares*                                                      (364)                  -
                                                                 -----------------------------
         Distributions to shareholders                            (281,581)           (133,505)
                                                                 -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                      39,970              90,583
   Institutional Shares                                            (94,856)            (84,177)
   Adviser Shares                                                      632                 167
   R6 Shares*                                                        5,000                   -
                                                                 -----------------------------
      Total net increase (decrease) in net assets from
         capital share transactions                                (49,254)              6,573
                                                                 -----------------------------
   Net increase (decrease) in net assets                          (550,670)            221,020

NET ASSETS
   Beginning of year                                              4,233,402          4,012,382
                                                                 -----------------------------
   End of year                                                   $3,682,732         $4,233,402
                                                                 =============================

*R6 Shares commenced operations on August 17, 2018.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA International Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of four classes of shares: International Fund Shares (Fund Shares), International Fund Institutional Shares (Institutional Shares), International Fund Adviser Shares (Adviser Shares), and effective August 17, 2018, a new share class designated International Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts,

================================================================================

40  | USAA INTERNATIONAL FUND

================================================================================

as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Holdings, a global investment management firm headquartered in Cleveland, Ohio (the Transaction), on July 1, 2019.

A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the
Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John
C. Walters, to serve as an Independent Trustee. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in

================================================================================

42  | USAA INTERNATIONAL FUND

================================================================================

        accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the

================================================================================

44  | USAA INTERNATIONAL FUND

================================================================================

    ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. Effective September 30, 2018, the commission recapture program ended. For the year ended May 31, 2019, brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional Shares, Adviser Shares and R6 Shares each by less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these

================================================================================

46  | USAA INTERNATIONAL FUND

================================================================================

    arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended May 31, 2019, the Fund paid CAPCO facility fees of $32,000, which represents 4.8% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

year ended May 31, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency and passive foreign investment company adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase distributable earnings by less than $500 and decrease in paid in capital by less than $500. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2019, and 2018, was as follows:

                                                  2019                  2018
                                              ----------------------------------
Ordinary income*                              $ 87,922,000          $112,047,000
Long-term realized capital gains               193,659,000            21,458,000
                                              ------------          ------------
  Total distributions paid                    $281,581,000          $133,505,000
                                              ============          ============

As of May 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $ 59,228,000
Undistributed long-term capital gains                                 17,759,000
Unrealized appreciation of investments                               687,335,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and passive foreign investment company adjustments.

================================================================================

48  | USAA INTERNATIONAL FUND

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At May 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                           NET
                                      GROSS            GROSS            UNREALIZED
                                    UNREALIZED       UNREALIZED        APPRECIATION/
FUND                TAX COST       APPRECIATION     DEPRECIATION      (DEPRECIATION)
------------------------------------------------------------------------------------
USAA
  International
  Fund            $3,153,975,000   $963,438,000    $(273,185,000)      $690,253,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2019, were $1,139,079,000 and $1,382,779,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended May 31, 2019 were as follows:

 PURCHASES                        SALES                 NET REALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
$1,997,000                      $4,220,000                    $1,150,000

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                   NON-CASH COLLATERAL               CASH COLLATERAL
--------------------------------------------------------------------------------
$193,556,000                      $20,324,000                     $184,896,000

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

50  | USAA INTERNATIONAL FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                  YEAR ENDED                      YEAR ENDED
                                                 MAY 31, 2019                    MAY 31, 2018
---------------------------------------------------------------------------------------------------
                                            SHARES          AMOUNT          SHARES          AMOUNT
                                           --------------------------------------------------------
FUND SHARES:
Shares sold                                  6,664        $ 201,762          8,359        $ 276,668
Shares issued from reinvested
  dividends                                  4,674          125,125          1,684           55,642
Shares redeemed                             (9,590)        (286,917)        (7,313)        (241,727)
                                           --------------------------------------------------------
Net increase from capital
  share transactions                         1,748        $  39,970          2,730        $  90,583
                                           ========================================================
INSTITUTIONAL SHARES:
Shares sold                                  7,022        $ 212,013          7,053        $ 231,611
Shares issued from reinvested
  dividends                                  5,739          153,184          2,325           76,603
Shares redeemed                            (15,361)        (460,053)       (11,873)        (392,391)
                                           --------------------------------------------------------
Net decrease from capital share
  transactions                              (2,600)       $ (94,856)        (2,495)       $ (84,177)
                                           ========================================================
ADVISER SHARES:
Shares sold                                     25        $     740              5        $     175
Shares issued from reinvested
  dividends                                      -**              6              -                2
Shares redeemed                                 (3)            (114)             -              (10)
                                           --------------------------------------------------------
Net increase from capital
  share transactions                            22        $     632              5        $     167
                                           ========================================================
R6 SHARES*:
Shares sold                                    156        $   5,000              -        $       -
Shares issued from
  reinvested dividends                           -                -              -                -
Shares redeemed                                  -                -              -                -
                                           --------------------------------------------------------
Net increase from capital
  share transactions                           156        $   5,000              -        $       -
                                           ========================================================

* R6 Shares commenced operations on August 17, 2018.

** Represents less than 500 shares.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper International Funds Index. The Lipper International Funds Index tracks the total return performance of funds within the Lipper International Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on August 17, 2018, and includes the performance of the Fund

================================================================================

52  | USAA INTERNATIONAL FUND

================================================================================

Shares for periods prior to August 17, 2018. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                     ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                  (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------
    +/- 100 to 400                                        +/- 4

    +/- 401 to 700                                        +/- 5

    +/- 701 and greater                                   +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper International Funds Index over that period, even if the class had overall negative returns during the performance period.

For the year ended May 31, 2019 (and for the period from August 17, 2018 to May 31, 2019, for the R6 Shares), the Fund incurred management fees, paid or payable to the Manager, of $29,731,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $221,000, $357,000, less than $500, and less than $500, respectively. For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares the performance adjustments were 0.01%, 0.02%, less than 0.01%, and less than 0.01%, respectively. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

SUBADVISORY ARRANGEMENT(s) - The Manager entered into Investment Subadvisory Agreements with Lazard Asset Management LLC (Lazard),

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

MFS Investment Management (MFS), and Wellington Management Company LLP (Wellington Management) under which Lazard, MFS, and Wellington Management each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). These arrangements provide for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays Lazard a subadvisory fee in the annual amount of 0.48% for assets up to $100 million, 0.45% for assets over $100 million up to $250 million, 0.37% for assets over $250 million up to $600 million, and 0.34% for assets over $600 million on the portion of the Fund's average daily net assets that Lazard manages. Prior to October 1, 2018, the Manager (not the Fund) paid Lazard a subadvisory fee in the annual amount of 0.50% for assets up to $100 million, 0.45% for assets over $100 million up to $250 million, 0.40% for assets over $250 million up to $600 million, and 0.375% for assets over $600 million on the portion of the Fund's average daily net assets that Lazard managed. For the year ended May 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Lazard, of $2,358,000.

The Manager (not the Fund) pays MFS a subadvisory fee based on the aggregate average daily net assets in the USAA International Fund and the USAA World Growth Fund combined, in an annual amount of 0.33% on the first $2 billion of assets, 0.30% on assets over $2 billion and up to $3 billion, 0.25% on assets over $3 billion and up to $4 billion, and 0.225% on assets over $4 billion on the portion of the Fund's average daily net assets that MFS manages. Prior to October 1, 2018, the Manager (not the Fund) paid MFS a subadvisory fee based on the aggregate average daily net assets in the USAA International Fund and the USAA World Growth Fund combined, in an annual amount of 0.33% on the first $2 billion of assets, 0.30% on assets over $2 billion up to $3 billion, and 0.25% on assets over $3 billion on the portion of the Fund's average daily net assets that MFS managed. For the year ended May 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to MFS, of $7,761,000.

The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.45% on the first $700 million and 0.425% on

================================================================================

54  | USAA INTERNATIONAL FUND

================================================================================

assets over $700 million of the portion of the Fund's average daily net assets that Wellington Management manages. For the year ended May 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $3,450,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. For the year ended May 31, 2019, (and for the period from August 17, 2018, to May 31, 2019, for the R6 Shares) the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,628,000, $2,124,000, $11,000, and $2,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2019, the Fund reimbursed the Manager $26,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2019, to limit the total annual operating expenses of the Adviser Shares and R6 Shares to 1.35% and 0.85%, respectively, of its average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares and R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2019, (and for the period from August 17, 2018, to May 31, 2019, for the R6 Shares), the Fund incurred reimbursable expenses from the Manager for the Adviser Shares and R6 Shares of $4,000, and $43,000, respectively, of which $7,000 was receivable from the Manager.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average daily net assets, plus out-of-pocket expenses. For the year ended May 31, 2019, (and for the period from August 17, 2018, to May 31, 2019, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $2,172,000, $2,124,000, $1,000, and less than $500, respectively. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $19,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 16 USAA mutual funds in which the affiliated USAA

================================================================================

56  | USAA INTERNATIONAL FUND

================================================================================

fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed on usaa.com. As of May 31, 2019, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                               0.2
Cornerstone Equity                                                     0.8
Target Retirement Income                                               0.3
Target Retirement 2020                                                 0.8
Target Retirement 2030                                                 2.5
Target Retirement 2040                                                 3.5
Target Retirement 2050                                                 2.1
Target Retirement 2060                                                 0.3

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2019, USAA and its affiliates owned 240,000 Adviser Shares and 156,000 R6 Shares, which represents 88.9% of the Adviser Shares outstanding, 100.0% of the R6 Shares outstanding, and 0.3% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule on the Fund's financial statements and various filings.

(10) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

(11) SUBSEQUENT EVENT NOTE

As previously announced, and as discussed in Note 1 to the Financial Statements, effective July 1, 2019, AMCO, the prior investment adviser to the Fund, and SAS, the prior transfer agent to the Fund, were acquired by Victory Holdings. PLEASE SEE THE SUPPLEMENT DATED JULY 1, 2019 TO THE FUND'S PROSPECTUS FOR ADDITIONAL IMPORTANT INFORMATION.

Effective July 1, 2019, Victory Capital is the new investment adviser and administrator to the USAA Mutual Funds; SAS was renamed Victory Capital Transfer Agency, Inc.; Victory Capital Advisers, Inc. is the new distributor to the USAA Mutual Funds; Citi Fund Services of Ohio, Inc.

================================================================================

58  | USAA INTERNATIONAL FUND

================================================================================

serves as sub-administrator and sub-fund accountant for the USAA Mutual Funds; and FIS Investor Services LLC serve as sub-transfer agent and dividend disbursing agent for the USAA Mutual Funds. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, Victory Capital added new portfolio managers from one or more investment teams employed by Victory Capital to serve as additional portfolio managers, or replace current portfolio managers, to manage all or a portion of the Fund according to each team's own investment process.

Effective July 1, 2019, members of Victory Capital's investment franchise, RS Investments, were also named as portfolio managers of the Fund to manage all or a portion of the Fund.

Effective July 1, 2019, under the investment advisory agreement with Victory Capital, which took effect on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020, and only performance beginning as of July 1, 2020, and thereafter will be utilized in calculating performance adjustments through June 30, 2020.

Effective July 1, 2019, the line of credit (as discussed in the Notes to the Financial Statements in this annual report) among the Trust, with respect to its Funds, and CAPCO terminated; the Trust, with respect to its Funds, along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption request that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2017 (the IFL Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each Fund to directly lend and borrow money to or from certain other affiliated Funds relying upon the IFL Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the IFL Order, by averaging the current repurchase agreement rate and the current bank loan rate.

================================================================================

60  | USAA INTERNATIONAL FUND

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED MAY 31,
                              --------------------------------------------------------------------------
                                    2019            2018            2017            2016            2015
                              --------------------------------------------------------------------------
Net asset value at
  beginning of period         $    32.82      $    31.16      $    26.40      $    30.90      $    31.25
                              --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .53             .60             .42             .35(a)          .38
  Net realized and
    unrealized gain (loss)         (2.41)           2.08            4.76           (3.34)(a)         .16
                              --------------------------------------------------------------------------
Total from investment
  operations                       (1.88)           2.68            5.18           (2.99)(a)         .54
                              --------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.44)           (.63)           (.42)           (.37)           (.50)
  Realized capital gains           (1.80)           (.39)              -           (1.14)           (.39)
                              --------------------------------------------------------------------------
Total distributions                (2.24)          (1.02)           (.42)          (1.51)           (.89)
                              --------------------------------------------------------------------------
Net asset value at
  end of period               $    28.70      $    32.82      $    31.16      $    26.40      $    30.90
                              ==========================================================================
Total return (%)*                  (5.14)           8.61           19.87           (9.75)           1.97
Net assets at
  end of period (000)         $1,690,782      $1,876,020      $1,696,372      $1,430,667      $1,958,773
Ratios to average daily
  net assets:**
  Expenses (%)(b)                   1.08(c)         1.08(c)         1.11(c)         1.13(c)         1.12
  Net investment income (%)         1.76            1.58            1.33            1.27            1.42
Portfolio turnover (%)                30              36              40              62(d)           17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were
    $1,751,929,000.
(a) Calculated using average shares.
(b) Does not include acquired fund fees, if any.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(d) Reflects increased trading activity due to changes in subadviser(s).

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  61

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED MAY 31,
                              --------------------------------------------------------------------------
                                    2019            2018            2017            2016            2015
                              --------------------------------------------------------------------------
Net asset value at
  beginning of period         $    32.72      $    31.07      $    26.34      $    30.82      $    31.17
                              --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .56             .64              45             .47(a)          .46
  Net realized and
    unrealized gain (loss)         (2.41)           2.06            4.74           (3.42)(a)         .12
                              --------------------------------------------------------------------------
Total from investment
  operations                       (1.85)           2.70            5.19           (2.95)(a)         .58
                              --------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.46)           (.66)           (.46)           (.39)           (.54)
  Realized capital gains           (1.80)           (.39)              -           (1.14)           (.39)
                              --------------------------------------------------------------------------
Total distributions                (2.26)          (1.05)           (.46)          (1.53)           (.93)
                              --------------------------------------------------------------------------
Net asset value at
  end of period               $    28.61      $    32.72      $    31.07      $    26.34      $    30.82
                              ==========================================================================
Total return (%)*                  (5.06)           8.68           19.97           (9.61)           2.11
Net assets at
  end of period (000)         $1,979,758      $2,349,281      $2,308,470      $1,996,349      $1,735,756
Ratios to average
  daily net assets:**
  Expenses (%)(b)                   1.00(c)         1.00(c)         1.00(c)         1.00(c)          .99
  Net investment income (%)         1.81            1.62            1.43            1.74            1.53
Portfolio turnover (%)                30              36              40              62(d)           17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were
    $2,123,313,000.
(a) Calculated using average shares.
(b) Does not include acquired fund fees, if any.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Reflects increased trading activity due to changes in subadviser(s).

================================================================================

62  | USAA INTERNATIONAL FUND

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED MAY 31,
                                  ----------------------------------------------------------------------
                                    2019            2018            2017            2016            2015
                                  ----------------------------------------------------------------------
Net asset value at
  beginning of period             $32.67          $31.04          $26.31          $30.77          $31.13
                                  ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .47             .53             .35             .31             .32
  Net realized and
    unrealized gain (loss)         (2.41)           2.04            4.74           (3.35)            .12
                                  ----------------------------------------------------------------------
Total from investment
  operations                       (1.94)           2.57            5.09           (3.04)            .44
                                  ----------------------------------------------------------------------
Less distributions from:
  Net investment income             (.35)           (.55)           (.36)           (.28)           (.41)
  Realized capital gains           (1.80)           (.39)              -           (1.14)           (.39)
                                  ----------------------------------------------------------------------
Total distributions                (2.15)           (.94)           (.36)          (1.42)           (.80)
                                  ----------------------------------------------------------------------
Redemption fees added
 to beneficial interests               -               -               -             .00(a)            -
                                  ----------------------------------------------------------------------
Net asset value at
  end of period                   $28.58          $32.67          $31.04          $26.31          $30.77
                                  ======================================================================
Total return (%)*                  (5.39)           8.29           19.58           (9.94)           1.62
Net assets at end
  of period (000)                 $7,715          $8,101          $7,540          $6,362          $7,481
Ratios to average
  daily net assets:**
  Expenses (%)(b)                   1.35(c)         1.35(c)         1.35(c)         1.37(c),(d)     1.44(e)
  Expenses, excluding
    reimbursements (%)(b)           1.41(c)         1.42(c)         1.51(c)         1.46(c)         1.51
  Net investment income (%)         1.52            1.29            1.08            1.14            1.07
Portfolio turnover (%)                30              36              40              62(f)           17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $7,622,000.
(a) Represents less than $0.01 per share.
(b) Does not include acquired fund fees, if any.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.
(d) Prior to October 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.40% of the Adviser Shares' average daily net assets.
(e) Prior to October 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.55% of the Adviser Shares' average daily net assets.
(f) Reflects increased trading activity due to changes in subadviser(s).

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  63

================================================================================

R6 SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                         PERIOD ENDED
                                                                            MAY 31,
                                                                         ------------
                                                                              2019***
                                                                         ------------
Net asset value at beginning of period                                      $32.01
                                                                            ------
Income (loss) from investment operations:
  Net investment income                                                        .52
  Net realized and unrealized loss                                           (1.54)
                                                                            ------
Total from investment operations                                             (1.02)
                                                                            ------
Less distributions from:
  Net investment income                                                       (.53)
  Realized capital gains                                                     (1.80)
                                                                            ------
Total distributions                                                          (2.33)
                                                                            ------
Net asset value at end of period                                            $28.66
                                                                            ======

Total return (%)*                                                            (2.55)
Net assets at end of period (000)                                           $4,477
Ratios to average daily net assets:**
  Expenses (%)(a)                                                              .85(b),(c)
  Expenses, excluding reimbursements (%)(a)                                   2.03(b),(c)
  Net investment income (%)                                                   2.19(b)
Portfolio turnover (%)                                                          30

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended May 31, 2019, average daily net assets were $4,607,000. *** R6 Shares commenced operations on August 17, 2018.
(a) Does not include acquired fund fees, if any.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the R6 Shares before reductions of any expenses paid indirectly. The R6 Shares' expenses paid indirectly decreased the expense ratios by 0.01%

================================================================================

64  | USAA INTERNATIONAL FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2018, through May 31, 2019, for Fund Shares, Institutional Shares, and Adviser Shares and the period of August 17, 2018, through November 30, 2018, for R6 Shares.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  65

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING               ENDING              DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE         DECEMBER 1, 2018 -
                                       DECEMBER 1, 2018        MAY 31, 2019             MAY 31, 2019
                                       ----------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00             $1,035.00                  $5.58

Hypothetical
  (5% return before expenses)              1,000.00              1,019.45                   5.54

INSTITUTIONAL SHARES
Actual                                     1,000.00              1,035.50                   5.13

Hypothetical
  (5% return before expenses)              1,000.00              1,019.90                   5.09

ADVISER SHARES
Actual                                     1,000.00              1,033.70                   6.84

Hypothetical
  (5% return before expenses)              1,000.00              1,018.20                   6.79

R6 SHARES
Actual                                     1,000.00              1,036.30                   4.32

Hypothetical
  (5% return before expenses)              1,000.00              1,020.69                   4.28

*Expenses are equal to the annualized expense ratio of 1.10% for Fund Shares, 1.01% for Institutional Shares, 1.35% for Adviser Shares, and 0.85% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 3.50% for Fund Shares, 3.55% for Institutional Shares, 3.37% for Adviser Shares, and 3.63% for R6 Shares, for the six-month period of December 1, 2018, through May 31, 2019.

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66  | USAA INTERNATIONAL FUND

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ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

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                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent

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68  | USAA INTERNATIONAL FUND

================================================================================

legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment).

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70  | USAA INTERNATIONAL FUND

================================================================================

       For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

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72  | USAA INTERNATIONAL FUND

================================================================================

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

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74  | USAA INTERNATIONAL FUND

================================================================================

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation

================================================================================

                                                     ADVISORY AGREEMENT(S) |  75

================================================================================

agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly
(i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

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76  | USAA INTERNATIONAL FUND

================================================================================

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  77

================================================================================

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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78  | USAA INTERNATIONAL FUND

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FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information

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                                                     ADVISORY AGREEMENT(S) |  79

================================================================================

presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

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SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser. At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

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ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND THE MANAGER)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the (i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting of the Board of Trustees (the Board) held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements (each a Subadvisory Agreement and together, the Subadvisory Agreements) between the Manager and MFS Investment Management, Wellington Management Company LLP, and Lazard Asset Management LLC (each a Subadviser and together, the Subadvisers) with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Upon the closing of the transaction, on behalf of the Fund, Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and the Manager will terminate and the new investment advisory agreement between the Trust and Victory Capital will go into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are included in this annual report.

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analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. The Board considered the Advisory Agreement and the Subadvisory Agreements separately in the course of its review. In doing so, the Board noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadvisers. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving

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

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the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

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The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and below the median of its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including the performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement relating to the Fund are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fees.

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                                                     ADVISORY AGREEMENT(S) |  85
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In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and Lipper index for the one-, three- and five-year periods ended December 31, 2018, and was above the average of its performance universe and lower than its Lipper index for the ten-year period ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the top 35% of its performance universe for the one-, three-, five- and ten-year periods ended December 31, 2018.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from

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its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board considered the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving the Fund's Subadvisory Agreements, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of

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                                                     ADVISORY AGREEMENT(S) |  87
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subadvisory fees and performance to comparable investment companies; and (iv)
the terms of the Subadvisory Agreements. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreements. In approving the Subadvisory Agreements, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadvisers include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadvisers.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadvisers. In considering the cost of services to be provided by the Subadvisers and the profitability to the Subadvisers of their relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadvisers from their relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreements, although the Trustees noted that certain Subadvisers' subadvisory fees were reduced

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88  | USAA INTERNATIONAL FUND

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effective October 2018. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreements, although the Board noted that the Subadvisory Agreements contains breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadvisers charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadvisers. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2018, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreements, among others: (i) the Subadvisers are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadvisers maintain appropriate compliance programs; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadvisers. Based on its conclusions, the Board determined that approval of the Subadvisory Agreements with respect to the Fund would be in the best interests of the Fund and its shareholders.

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the Board) of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information (SAI).

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In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  91
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and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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

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JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  93

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PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization

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of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  95

================================================================================

over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

96  | USAA INTERNATIONAL FUND

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  97

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

================================================================================

98  | USAA INTERNATIONAL FUND

================================================================================

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17); Senior Compliance Advisor, USAA Mutual Funds Trust (2010-2014).

THE FOLLOWING OFFICERS SERVED IN THEIR RESPECTIVE OFFICE UNTIL JULY 1, 2019, AT WHICH POINT EACH OF THE FOLLOWING OFFICERS RESIGNED FROM THEIR RESPECTIVE OFFICE AND NO LONGER SERVE IN THESE POSITIONS.

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-06/19); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-06/19); Head of Equities, Equity Investments, AMCO (01/12-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  99

================================================================================

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-06/19); Assistant Secretary, USAA ETF Trust (01/19-06/19); Senior Attorney, FASG General Counsel, USAA (09/17-06/19); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-06/19); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

================================================================================

100  | USAA INTERNATIONAL FUND

================================================================================

AS OF JULY 1, 2019
TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1700
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the USAA AMCO's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and
(iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

================================================================================

       9800 Fredericksburg Road                                   --------------
       San Antonio, TX 78288                                         PRSRT STD
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                                                                       PAID
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================================================================================
23409-0719


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                    May 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Managed Allocation Fund

         FUND
        SHARES
        UMAFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

"... LONG-TERM INVESTORS SHOULD NEVER MAKE
DECISIONS IN HASTE. THEY SHOULD MAKE                [PHOTO OF BROOKS ENGLEHARDT]
THOUGHTFUL DECISIONS BASED ON THEIR LONG-TERM
OBJECTIVES, TIME HORIZON, AND RISK TOLERANCE."

--------------------------------------------------------------------------------

JULY 2019

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc. (Victory Holdings), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). In connection with the Transaction, also as previous announced, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019; and Victory Capital became the investment adviser to each USAA Mutual Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION ABOUT CHANGES THAT TOOK EFFECT ON JULY 1, 2019.

Softening global economic conditions and escalating trade tensions rattled investors during the 12-month reporting period ended May 31, 2019. When the reporting period began in June 2018, the global economy was expanding across most regions and countries, led by the U.S. In this environment, stocks generally advanced. In the fixed income market, U.S. Treasury yields rose, as the U.S. Federal Reserve ("Fed") continued to tighten monetary policy.

Signs of trouble emerged during the summer of 2018. The U.S. economic expansion continued, but growth in a number of other economies, including some European countries and China, showed a weakening trend. By the autumn of 2018, investors' fears of a global economic slowdown, combined with harsh U.S.-China trade rhetoric and Brexit-related uncertainty in Europe, sparked a surge in market volatility. Global stocks dropped, with most of the decline occurring in December 2018. At the same time, intermediate- and longer-term yields fell, as investors anticipated a change in Fed monetary policy. Indeed, after having raised short-term interest rates four times during 2018, Fed officials announced in January 2019 that they would "pause," retreating from their earlier plan to raise interest rates in 2019. Stocks rallied in response and by April 2019 had recovered most of the ground they had lost. In May 2019, ongoing trade tensions between the United States and China, as well as President Trump administration's threat to impose tariffs on Mexico, drove a renewed decline in stock prices. In the fixed income market, concerns that trade disputes would seriously undermine global

================================================================================

================================================================================

economic growth pushed down intermediate- and longer-term yields, which ended the reporting period lower than they started. The yield on the 10-year U.S. Treasury note, which began June 2018 at 2.89%, rose to 3.24% on November 8, 2018--its high point of the period--and fell to 2.13% by May 31, 2019.

In the final months of the reporting period, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. A yield-curve inversion warrants attention because it has been a reliable recession indicator. Although recessions do not automatically follow inversions, a downward-sloped yield curve has preceded every U.S. recession since the 1960s. That said, the lag between an inversion and a recession has been inconsistent. At USAA Investments, A Victory Capital Investment Franchise, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years, with no clear pattern to provide useful guidance. And as I write to you, we see no recession on the horizon. First, the U.S. economy continues to grow, albeit at a slower pace than in 2018. Second, the Fed has made clear its commitment to pause its interest rate hikes, and there is a growing belief in the markets that policymakers may even cut interest rates in 2019. (In early June 2019, after the end of the reporting period, Fed Chair Jerome Powell stated that the U.S. central bank was monitoring the escalation in trade tensions and could potentially respond by cutting interest rates if U.S. economic conditions deteriorate.)

At USAA Investments, our team of portfolio managers will continue to monitor the financial markets, economic conditions, the global trade regime, Fed policy, the direction of longer-term interest rates, and other issues that have the potential to affect your investments. In the meantime, I would advise you to ignore media "noise" about such matters. Media "noise" is meant to provoke an emotional reaction, which can lead to hasty decision-making. In my opinion, long-term investors should never make decisions in haste. They should make thoughtful decisions based on their long-term objectives, time horizon, and risk tolerance. Dollar-cost averaging, in which you invest a set amount on a regular basis, is a strategy that can help you stay on track. Another effective strategy is diversification, which can potentially insulate a portfolio from market turbulence or changes in performance leadership.

If you would like to review your portfolio to confirm that it is properly aligned with your investment plan, please contact one of our financial advisors. You might want to make that call before the summer gets fully underway. When we are traveling and spending time with family and friends, it can be tempting to put off decisions on financial matters.

From all of us at USAA Investments, A Victory Capital Investment Franchise, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                     8

FINANCIAL INFORMATION

   Distributions to Shareholders                                               9

   Report of Independent Registered
     Public Accounting Firm                                                   10

   Portfolio of Investments                                                   11

   Notes to Portfolio of Investments                                          13

   Financial Statements                                                       14

   Notes to Financial Statements                                              17

   Financial Highlights                                                       29

EXPENSE EXAMPLE                                                               30

ADVISORY AGREEMENT(S)                                                         32

TRUSTEES' AND OFFICERS' INFORMATION                                           50

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

    [PHOTO OF WASIF A. LATIF]                          [PHOTO OF LANCE HUMPHREY]

    WASIF A. LATIF                                     LANCE HUMPHREY, CFA

--------------------------------------------------------------------------------

o HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2019?

    The world financial markets produced mixed results, reflecting investors' struggle to assess the shifting outlook for economic growth.

    Large-cap U.S. equities were the best performer among the major asset classes. Domestic stocks performed well in the first half of the period, during which both economic data and corporate earnings came in above expectations. However, the market sold off sharply in late 2018 due to the combination of worries about U.S. Federal Reserve ("Fed") policy, the trade dispute between the United States and China, and signs of slowing economic growth overseas. Stocks quickly recovered from the downturn, and the main U.S. equity indexes went on to post their best quarter in nearly 10 years during the first three months of 2019. A rapid shift in Fed policy was likely the key catalyst for the rebound. Whereas the markets generally were expecting that the Fed would raise interest rates three to four times in 2019 as late as October, a series of statements from key officials indicated the Fed likely was finished raising interest rates for the foreseeable future. The reporting period ended on a down note with a weak showing in May 2019, as stocks gave back some of their previous gains due to renewed worries about slowing growth and the failure of the United States and China to resolve their trade impasse.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    The net effect of these sentiment swings was a narrow advance for large-cap U.S. stocks.

    Developed-market international equities posted a loss over the 12-month period, largely as a result of the unexpectedly slow growth outside of the United States. Emerging-market stocks also closed in negative territory. Concerns about the global trade outlook and the prospect of slowing growth in the developed world contributed to the underperformance for the asset class.

    Investment-grade bonds, after producing sluggish performance in the first half of the reporting period, staged a strong rally from early November 2018 onward thanks to the Fed's shift toward a more accommodative policy. The gains propelled the Bloomberg Barclays U.S. Aggregate Bond Index to a return of 6.40% for the full 12 months. High-yield bonds also performed reasonably well. Although high-yield issues fell sharply in late 2018 amid the evaporation of investor risk appetites, the category surged back into positive territory in early 2019.

o HOW DID THE USAA MANAGED ALLOCATION FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2019, the Fund had a total return of -5.92%. This compares to returns of 3.78% for the S&P 500(R) Index and 6.40% for the Bloomberg Barclays U.S. Aggregate Bond Index.

    Effective July 1, 2019, Victory Capital serves as the Fund's investment adviser. Prior to July 1, 2019, AMCO served as the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA MANAGED ALLOCATION FUND

================================================================================

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    This Fund is designed to provide us with the flexibility to implement tactical asset allocation shifts within the USAA Managed Portfolios. By using the Fund in this manner, we can make allocation changes to the Managed Portfolios quicker and with less disruption than we would by shifting their existing holdings. The Fund primarily uses exchange-traded funds, or ETFs, to implement our asset allocation views since ETFs are highly liquid vehicles that allow us to apply our tactical allocation decisions efficiently. The Fund's allocations reflect the need to round out the Managed Portfolios, rather than representing an active strategy.

    With this in mind, the Fund's negative reporting period return mainly reflected the timing of our shifts in the equity portfolio. On the domestic side, we held a position in large-cap U.S. stocks in the latter half of 2018 and again in the final two months of the reporting period. As a result, the Fund was adversely affected by the market downturn while largely missing the benefit of the recovery in the first quarter of 2019. The Fund also had an allocation to small-cap stocks throughout the reporting period, which detracted given that smaller companies lagged their large-cap peers.

    Our positioning in developed-market international stocks further hurt results, primarily due to a weighting in iShares Core MSCI EAFE ETF* during the last five months of 2018. A position in the emerging markets in the early part of the reporting period was an additional detractor.

    The shortfall from these aspects of the Fund's positioning were offset to some extent by its holdings in bonds. We held a position in SPDR Portfolio Short Term Corporate Bond ETF* throughout most of the year, which helped the Fund capitalize on both the relative strength of credit-oriented fixed-income investments and the decline in interest rates from November onward. We also held iShares 7-10 Year Treasury Bond ETF "B" in the latter half of the reporting period, which provided

    *iShares Core MSCI EAFE ETF and SPDR Portfolio Short Term Corporate Bond ETF were sold out of the Fund prior to May 31, 2019.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    further exposure to the strong rally in bonds. Finally, our decision to add an allocation to high-yield bonds following the category's sell-off in late 2018 aided performance by allowing the Fund to take advantage of the subsequent recovery.

    Thank you for allowing us to help you manage your investments.

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Exchange-traded funds
    (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

4  | USAA MANAGED ALLOCATION FUND

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 o

--------------------------------------------------------------------------------------------------------
                                                                              SINCE          INCEPTION
                                 1 YEAR        5 YEAR        10 YEAR        INCEPTION*          DATE
--------------------------------------------------------------------------------------------------------
USAA Managed Allocation
  Fund                           -5.92%         0.77%             -          4.32%             2/01/10
S&P 500 Index** (reflects no
  deduction for fees, expenses,
  or taxes)                       3.78%         9.65%         13.93%            -                    -
Bloomberg Barclays U.S.
  Aggregate Bond Index***
  (reflects no deduction for
  fees, expenses, or taxes)       6.40%         2.70%          3.82%            -                    -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

***The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                                  BLOOMBERG BARCLAYS
                                             USAA MANAGED           U.S. AGGREGATE
                     S&P 500 INDEX          ALLOCATION FUND           BOND INDEX
01/31/10              $10,000.00              $10,000.00              $10,000.00
02/28/10               10,309.77               10,200.00               10,037.34
03/31/10               10,931.91               10,420.00               10,025.00
04/30/10               11,104.50               10,490.00               10,129.36
05/31/10               10,217.80               10,140.00               10,214.60
06/30/10                9,682.92                9,980.00               10,374.78
07/31/10               10,361.33               10,600.00               10,485.46
08/31/10                9,893.58               10,230.00               10,620.38
09/30/10               10,776.53               11,100.00               10,631.70
10/31/10               11,186.57               11,250.00               10,669.56
11/30/10               11,188.00               11,030.00               10,608.23
12/31/10               11,935.71               11,258.00               10,493.84
01/31/11               12,218.61               11,227.00               10,506.05
02/28/11               12,637.20               11,373.00               10,532.33
03/31/11               12,642.23               11,508.00               10,538.15
04/30/11               13,016.63               11,780.00               10,671.92
05/31/11               12,869.29               11,832.00               10,811.19
06/30/11               12,654.77               11,759.00               10,779.54
07/31/11               12,397.44               11,916.00               10,950.59
08/31/11               11,723.99               12,031.00               11,110.58
09/30/11               10,899.81               11,592.00               11,191.40
10/31/11               12,091.08               12,240.00               11,203.42
11/30/11               12,064.36               11,989.00               11,193.70
12/31/11               12,187.77               12,052.00               11,316.73
01/31/12               12,733.97               12,535.00               11,416.10
02/29/12               13,284.61               12,771.00               11,413.48
03/31/12               13,721.79               12,580.00               11,350.94
04/30/12               13,635.66               12,647.00               11,476.78
05/31/12               12,816.15               11,984.00               11,580.63
06/30/12               13,344.20               12,377.00               11,585.17
07/31/12               13,529.54               12,523.00               11,744.96
08/31/12               13,834.27               12,703.00               11,752.64
09/30/12               14,191.77               12,928.00               11,768.82
10/31/12               13,929.72               12,917.00               11,791.96
11/30/12               14,010.53               12,961.00               11,810.57
12/31/12               14,138.23               13,243.00               11,793.75
01/31/13               14,870.52               13,383.00               11,711.27
02/28/13               15,072.39               13,278.00               11,769.97
03/31/13               15,637.65               13,360.00               11,779.37
04/30/13               15,938.94               13,524.00               11,898.56
05/31/13               16,311.78               13,266.00               11,686.26
06/30/13               16,092.73               12,832.00               11,505.49
07/31/13               16,911.60               13,161.00               11,521.22
08/31/13               16,421.81               12,856.00               11,462.33
09/30/13               16,936.79               13,231.00               11,570.84
10/31/13               17,715.34               13,594.00               11,664.39
11/30/13               18,255.19               13,676.00               11,620.72
12/31/13               18,717.34               13,780.00               11,555.05
01/31/14               18,070.21               13,423.00               11,725.78
02/28/14               18,896.81               13,875.00               11,788.13
03/31/14               19,055.65               13,995.00               11,768.05
04/30/14               19,196.51               14,090.00               11,867.35
05/31/14               19,647.13               14,280.00               12,002.47
06/30/14               20,052.99               14,447.00               12,008.67
07/31/14               19,776.45               14,197.00               11,978.55
08/31/14               20,567.60               14,483.00               12,110.79
09/30/14               20,279.17               14,006.00               12,028.56
10/31/14               20,774.49               14,137.00               12,146.79
11/30/14               21,333.22               14,197.00               12,232.96
12/31/14               21,279.48               13,968.00               12,244.43
01/31/15               20,640.69               13,968.00               12,501.17
02/28/15               21,826.94               14,466.00               12,383.64
03/31/15               21,481.76               14,320.00               12,441.12
04/30/15               21,687.83               14,539.00               12,396.49
05/31/15               21,966.72               14,563.00               12,366.63
06/30/15               21,541.49               14,247.00               12,231.77
07/31/15               21,992.81               14,381.00               12,316.82
08/31/15               20,665.90               13,688.00               12,299.10
09/30/15               20,154.55               13,360.00               12,382.29
10/31/15               21,854.67               13,992.00               12,384.41
11/30/15               21,919.67               13,931.00               12,351.67
12/31/15               21,573.95               13,645.00               12,311.76
01/31/16               20,503.37               13,194.00               12,481.15
02/29/16               20,475.70               13,068.00               12,569.71
03/31/16               21,864.73               13,557.00               12,685.01
04/30/16               21,949.50               13,708.00               12,733.73
05/31/16               22,343.67               13,670.00               12,736.99
06/30/16               22,401.55               14,172.00               12,965.85
07/31/16               23,227.47               14,435.00               13,047.82
08/31/16               23,260.08               14,523.00               13,032.92
09/30/16               23,264.48               14,586.00               13,025.25
10/31/16               22,840.11               14,398.00               12,925.63
11/30/16               23,685.99               13,858.00               12,619.91
12/31/16               24,154.17               13,866.00               12,637.69
01/31/17               24,612.29               14,110.00               12,662.50
02/28/17               25,589.54               14,443.00               12,747.61
03/31/17               25,619.39               14,533.00               12,740.89
04/30/17               25,882.50               14,764.00               12,839.24
05/31/17               26,246.74               14,892.00               12,938.03
06/30/17               26,410.56               15,059.00               12,925.05
07/31/17               26,953.63               15,329.00               12,980.68
08/31/17               27,036.14               15,290.00               13,097.06
09/30/17               27,593.85               15,380.00               13,034.72
10/31/17               28,237.76               15,688.00               13,042.26
11/30/17               29,103.81               15,726.00               13,025.51
12/31/17               29,427.40               16,114.00               13,085.29
01/31/18               31,112.24               17,191.00               12,934.58
02/28/18               29,965.53               16,311.00               12,812.00
03/31/18               29,204.01               16,245.00               12,894.17
04/30/18               29,316.07               16,022.00               12,798.25
05/31/18               30,022.05               15,772.00               12,889.56
06/30/18               30,206.84               15,418.00               12,873.70
07/31/18               31,330.94               15,759.00               12,876.77
08/31/18               32,351.87               15,851.00               12,959.64
09/30/18               32,536.02               15,799.00               12,876.20
10/31/18               30,312.17               14,761.00               12,774.46
11/30/18               30,929.89               14,893.00               12,850.68
12/31/18               28,137.20               13,944.00               13,086.79
01/31/19               30,392.00               14,813.00               13,225.76
02/28/19               31,367.83               15,053.00               13,218.11
03/31/19               31,977.36               15,134.00               13,471.91
04/30/19               33,272.12               15,348.00               13,475.35
05/31/19               31,157.73               14,840.00               13,714.57

                                   [END CHART]

                       Data from 1/31/10 through 5/31/19.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Managed Allocation Fund to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index are calculated from the end of the month, January 31, 2010, while the inception date of the Fund is February 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

6  | USAA MANAGED ALLOCATION FUND

================================================================================

                         o ASSET ALLOCATION* - 5/31/19 o
                                (% of Net Assets)

                           [PIE CHART OF ASSET ALLOCATION]

FIXED-INCOME EXCHANGE-TRADED FUNDS                                         51.8%
DOMESTIC EXCHANGE-TRADED FUNDS                                             48.2%

                                   [END CHART]

*Does not include short-term investments purchased with cash collateral from securities loaned.

Percentages are of net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust (Trust). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby AMCO was acquired by Victory Holdings, the parent company of Victory Capital.

                             NUMBER OF SHARES VOTING
-------------------------------------------------------------------------------
   FOR                                AGAINST                           ABSTAIN
-------------------------------------------------------------------------------
65,630,143                           7,344                               10,642

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested trustee" as defined in the Investment Company Act of 1940, as amended (1940
Act); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                         NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                             FOR                          VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown                  8,299,565,565                      820,887,736
John C. Walters                 8,317,935,885                      802,517,416

================================================================================

8  | USAA MANAGED ALLOCATION FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2019:

 DIVIDEND RECEIVED                LONG-TERM
DEDUCTION (CORPORATE             CAPITAL GAIN            QUALIFIED INTEREST
  SHAREHOLDERS)(1)              DISTRIBUTIONS(2)                INCOME
---------------------------------------------------------------------------
      26.86%                      $5,086,000                   $38,000
---------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA MANAGED ALLOCATION FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Managed Allocation Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 23, 2019

================================================================================

10  | USAA MANAGED ALLOCATION FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (100.0%)

              EXCHANGE-TRADED FUNDS (100.0%)

              DOMESTIC EXCHANGE-TRADED FUNDS (48.2%)
    637,000   iShares Core S&P 500 ETF                                                          $176,640
  1,184,360   iShares Russell 2000 ETF(a)                                                        172,751
                                                                                                --------
                                                                                                 349,391
                                                                                                --------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (51.8%)
  1,767,270   iShares 7-10 Year Treasury Bond ETF "B"                                            192,473
  1,077,140   iShares iBoxx $ High Yield Corporate Bond ETF(a)                                    91,449
    862,466   SPDR Bloomberg Barclays High Yield Bond ETF(a)                                      91,551
                                                                                                --------
                                                                                                 375,473
                                                                                                --------
              Total Exchange-Traded Funds (cost: $742,256)                                       724,864
                                                                                                --------
              Total Equity Securities (cost: $742,256)                                           724,864
                                                                                                --------

              MONEY MARKET INSTRUMENTS (0.0%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
    351,407   State Street Institutional Treasury Money Market Fund
                Premier Class , 2.30%(b) (cost: $352)                                                352
                                                                                                --------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (26.3%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (26.3%)
 35,143,100   Federated Government Obligations Fund Institutional Class, 2.27%(b)                 35,143
 36,000,000   Fidelity Government Portfolio Class I, 2.27%(b)                                     36,000
 15,304,021   Goldman Sachs Financial Square Government Fund
                Institutional Class, 2.30%(b)                                                     15,304
 31,686,683   HSBC U.S. Government Money Market Fund Class I, 2.33%(b)                            31,687
 36,071,204   Morgan Stanley Institutional Liquidity Funds
                Government Portfolio Institutional Class, 2.29%(b)                                36,071
 36,000,000   Western Asset Institutional Government Reserves Institutional Class, 2.28%(b)       36,000
                                                                                                --------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $190,205)                                               190,205
                                                                                                --------

              TOTAL INVESTMENTS (COST: $932,813)                                                $915,421
                                                                                                ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Exchange-Traded Funds                        $724,864               $-               $-       $724,864

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                              352                -                -            352

Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury Money
    Market Funds                                190,205                -                -        190,205
--------------------------------------------------------------------------------------------------------
Total                                          $915,421               $-               $-       $915,421
--------------------------------------------------------------------------------------------------------

At May 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

12  | USAA MANAGED ALLOCATION FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of May 31, 2019.

    (b) Rate represents the money market fund annualized seven-day yield at May 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2019
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities on
      loan of $184,159) (cost of $932,813)                                       $915,421
   Receivables:
      Capital shares sold                                                              55
      Interest                                                                          1
      Other                                                                            21
                                                                                 --------
           Total assets                                                           915,498
                                                                                 --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                            190,205
      Capital shares redeemed                                                         294
   Accrued management fees                                                            378
   Other accrued expenses and payables                                                102
                                                                                 --------
           Total liabilities                                                      190,979
                                                                                 --------
                Net assets applicable to capital shares outstanding              $724,519
                                                                                 ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $760,748
   Accumulated loss                                                               (36,229)
                                                                                 --------
                Net assets applicable to capital shares outstanding              $724,519
                                                                                 ========
   Capital shares outstanding, no par value                                        65,265
                                                                                 ========
   Net asset value, redemption price, and offering price per share               $  11.10
                                                                                 ========

See accompanying notes to financial statements.

================================================================================

14  | USAA MANAGED ALLOCATION FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                            $ 18,515
   Interest                                                                   54
   Securities lending (net)                                                  314
                                                                        --------
       Total income                                                       18,883
                                                                        --------
EXPENSES
   Management fees                                                         4,591
   Administration and servicing fees                                         383
   Transfer agent's fees                                                     383
   Custody and accounting fees                                               105
   Postage                                                                   126
   Shareholder reporting fees                                                 14
   Trustees' fees                                                             37
   Registration fees                                                          21
   Professional fees                                                          71
   Other                                                                      15
                                                                        --------
          Total expenses                                                   5,746
                                                                        --------
NET INVESTMENT INCOME                                                     13,137
                                                                        --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss                                                     (17,330)
   Change in net unrealized appreciation/(depreciation)                  (43,917)
                                                                        --------
          Net realized and unrealized loss                               (61,247)
                                                                        --------
   Decrease in net assets resulting from operations                     $(48,110)
                                                                        ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                              2019          2018
--------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                 $  13,137      $ 14,905
   Net realized gain (loss) on investments                 (17,330)       55,445
   Change in net unrealized
      appreciation/(depreciation) of investments.          (43,917)      (24,697)
                                                         -----------------------
      Increase (decrease) in net assets resulting
         from operations                                   (48,110)       45,653
                                                         -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS                                     (12,583)      (19,156)
                                                         -----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                74,923        87,769
   Reinvested dividends                                     12,583        19,156
   Cost of shares redeemed                                (110,803)      (90,792)
                                                         -----------------------
      Increase (decrease) in net assets from capital
         share transactions                                (23,297)       16,133
                                                         -----------------------
   Net increase (decrease) in net assets                   (83,990)       42,630

NET ASSETS
   Beginning of year                                       808,509       765,879
                                                         -----------------------
   End of year                                           $ 724,519      $808,509
                                                         =======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                               6,501         7,181
   Shares issued for dividends reinvested                    1,192         1,570
   Shares redeemed                                          (9,730)       (7,429)
                                                         -----------------------
      Increase (decrease) in shares outstanding             (2,037)        1,322
                                                         =======================

See accompanying notes to financial statements.

================================================================================

16  | USAA MANAGED ALLOCATION FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Managed Allocation Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek to maximize total return, consisting primarily of capital appreciation. The Fund is not offered for sale directly to the general public and is currently available for investment through a USAA discretionary managed account program or other persons or legal entities that the Fund may approve from time to time.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Holdings, a global investment management firm headquartered in Cleveland, Ohio (the Transaction), on July 1, 2019.

A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the
Transaction: (1) David C. Brown, to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that

================================================================================

18  | USAA MANAGED ALLOCATION FUND

================================================================================

        occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

        value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends

================================================================================

20  | USAA MANAGED ALLOCATION FUND

================================================================================

    from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. INDEMNIFICATIONS- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

F. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended May 31, 2019, the Fund paid CAPCO facility fees of $6,000, which represents 0.9% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

22  | USAA MANAGED ALLOCATION FUND

================================================================================

The tax character of distributions paid during the years ended May 31, 2019, and 2018, was as follows:

                                               2019                     2018
                                           -------------------------------------
Ordinary income*                           $ 7,497,000               $19,156,000
Long-term realized capital gains             5,086,000                         -
                                           -----------               -----------
       Total distributions paid            $12,583,000               $19,156,000
                                           ===========               ===========

As of May 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  4,477,000
Accumulated capital and other losses                                 (22,756,000)
Unrealized depreciation of investments                               (17,950,000)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended May 31, 2019, the Fund utilized capital loss carryforwards of $898,000, to offset capital gains. At May 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes. For the year ended May 31, 2019, the Fund deferred to June 1, 2019, post October capital losses of $22,756,000.

TAX BASIS OF INVESTMENTS - At May 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                              NET
                                              GROSS                  GROSS                 UNREALIZED
                                            UNREALIZED             UNREALIZED             APPRECIATION/
FUND                    TAX COST           APPRECIATION           DEPRECIATION           (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
USAA Managed
  Allocation Fund     $933,370,000         $10,347,000            $(28,297,000)           $(17,950,000)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2019, were $1,190,933,000 and $1,213,218,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                    NON-CASH COLLATERAL              CASH COLLATERAL
--------------------------------------------------------------------------------
  $184,159,000                          $-                        $190,205,000

================================================================================

24  | USAA MANAGED ALLOCATION FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended May 31, 2019, the Fund had no subadviser(s).

The Fund's management fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. For the year ended May 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $4,591,000. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average daily net assets for the fiscal year. For the year ended May 31, 2019, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $383,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended
May 31, 2019, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average daily

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

net assets for the fiscal year. For the year ended May 31, 2019, the Fund incurred transfer agent's fees, paid or payable to SAS, of $383,000. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019.

(9) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial

================================================================================

26  | USAA MANAGED ALLOCATION FUND

================================================================================

statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic
820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

(10) SUBSEQUENT EVENT NOTE

As previously announced, and as discussed in Note 1 to the Financial Statements, effective July 1, 2019, AMCO, the prior investment adviser to the Fund, and SAS, the prior transfer agent to the Fund, were acquired by Victory Holdings. PLEASE SEE THE SUPPLEMENT DATED JULY 1, 2019 TO THE FUND'S PROSPECTUS FOR ADDITIONAL IMPORTANT INFORMATION.

Effective July 1, 2019, Victory Capital is the new investment adviser and administrator to the USAA Mutual Funds; SAS was renamed Victory Capital Transfer Agency, Inc.; Victory Capital Advisers, Inc. is the new distributor to the USAA Mutual Funds; Citi Fund Services of Ohio, Inc. serves as sub-administrator and sub-fund accountant for the USAA Mutual Funds; and FIS Investor Services LLC serve as sub-transfer agent and dividend disbursing agent for the USAA Mutual Funds. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, under the investment advisory agreement with Victory Capital, which took effect on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020, and only performance beginning as of July 1, 2020, and thereafter will be utilized in calculating performance adjustments through June 30, 2020.

Effective July 1, 2019, the line of credit (as discussed in the Notes to the Financial Statements in this annual report) among the Trust, with respect to its Funds, and CAPCO terminated; the Trust, with respect to its Funds, along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption request that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2017 (the IFL Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each Fund to directly lend and borrow money to or from certain other affiliated Funds relying upon the IFL Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the IFL Order, by averaging the current repurchase agreement rate and the current bank loan rate.

================================================================================

28  | USAA MANAGED ALLOCATION FUND

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED MAY 31,
                                ------------------------------------------------------------------------
                                    2019            2018            2017            2016            2015
                                ------------------------------------------------------------------------
Net asset value at
  beginning of period           $  12.01        $  11.61        $  10.90        $  11.99      $    11.99
                                ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .20             .23             .24             .24(a)          .23
  Net realized and
    unrealized gain (loss)          (.92)            .46              72            (.97)(a)         .00(b)
                                ------------------------------------------------------------------------
Total from investment
  operations                        (.72)            .69             .96            (.73)(a)         .23
                                ------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.11)           (.29)           (.25)           (.21)           (.23)
  Realized capital gains            (.08)              -               -            (.15)              -
                                ------------------------------------------------------------------------
Total distributions                 (.19)           (.29)           (.25)           (.36)           (.23)
                                ------------------------------------------------------------------------
Net asset value at end
  of period                     $  11.10        $  12.01        $  11.61        $  10.90      $    11.99
                                ========================================================================
Total return (%)*                  (5.92)           5.91            8.94           (6.13)           1.98
Net assets at end
  of period (000)               $724,519        $808,509        $765,879        $708,592      $1,398,614
Ratios to average
  daily net assets:**
  Expenses (%)(c)                    .75             .74             .76             .75             .74
  Net investment income (%)         1.72            1.83            2.13            2.09            2.04
Portfolio turnover (%)               156(e)           97(d)          194(e)           90(f)           35(g)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $764,927,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Does not include acquired fund fees, if any.
(d) Reflects a return to normal trading levels after a prior year transition or allocation shift.
(e) Reflects an increase in trading activity due to asset allocation shifts.
(f) Reflects increased trading activity due to large shareholder redemptions.
(g) Reflects overall decrease in purchases and sales of securities.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  29

================================================================================

EXPENSE EXAMPLE

May 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2018, through May 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

30  | USAA MANAGED ALLOCATION FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                         BEGINNING                ENDING               DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2018 -
                                      DECEMBER 1, 2018         MAY 31, 2019             MAY 31, 2019
                                      -----------------------------------------------------------------
Actual                                    $1,000.00              $  996.40                 $3.78

Hypothetical
  (5% return before expenses)              1,000.00               1,021.14                  3.83

*Expenses are equal to the Fund's annualized expense ratio of 0.76%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (0.36)% for the six-month period of December 1, 2018, through May 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  31

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

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32  | USAA MANAGED ALLOCATION FUND

================================================================================

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

================================================================================

34  | USAA MANAGED ALLOCATION FUND

================================================================================

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment).

================================================================================

                                                     ADVISORY AGREEMENT(S) |  35

================================================================================

        For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

36  | USAA MANAGED ALLOCATION FUND

================================================================================

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  37

================================================================================

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience,

================================================================================

38  | USAA MANAGED ALLOCATION FUND

================================================================================

education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  39

================================================================================

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation

================================================================================

40  | USAA MANAGED ALLOCATION FUND

================================================================================

agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly
(i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

================================================================================

42  | USAA MANAGED ALLOCATION FUND

================================================================================

FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND THE MANAGER)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the
(i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting of the Board of Trustees (the Board) held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Upon the closing of the transaction, on behalf of the Fund, Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and the Manager will terminate and the new investment advisory agreement between the Trust and Victory Capital will go into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are included in this annual report.

================================================================================

44  | USAA MANAGED ALLOCATION FUND

================================================================================

services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

================================================================================

46  | USAA MANAGED ALLOCATION FUND

================================================================================

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type (in this case, other funds-of-funds that invest in unaffiliated exchange-traded funds with front-end sales loads and no sales loads), comparability of investment objective and classifications, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all funds-of-funds with front-end loads and no loada that invest in unaffiliated exchange traded funds with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, including underlying fund expenses, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

the average of its performance universe and its Lipper index for the one-, three- and five- year periods ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three- and five-year periods ended December 31, 2018. The Board took into account management's discussion of the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

================================================================================

48  | USAA MANAGED ALLOCATION FUND

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the Board) of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information (SAI).

================================================================================

50  | USAA MANAGED ALLOCATION FUND

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA MANAGED ALLOCATION FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization

================================================================================

54  | USAA MANAGED ALLOCATION FUND

================================================================================

of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

56  | USAA MANAGED ALLOCATION FUND

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

================================================================================

58  | USAA MANAGED ALLOCATION FUND

================================================================================

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17); Senior Compliance Advisor, USAA Mutual Funds Trust (2010-2014).

THE FOLLOWING OFFICERS SERVED IN THEIR RESPECTIVE OFFICE UNTIL JULY 1, 2019, AT WHICH POINT EACH OF THE FOLLOWING OFFICERS RESIGNED FROM THEIR RESPECTIVE OFFICE AND NO LONGER SERVE IN THESE POSITIONS.

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-06/19); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-06/19); Head of Equities, Equity Investments, AMCO (01/12-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-06/19); Assistant Secretary, USAA ETF Trust (01/19-06/19); Senior Attorney, FASG General Counsel, USAA (09/17-06/19); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-06/19); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

================================================================================

60  | USAA MANAGED ALLOCATION FUND

================================================================================

AS OF JULY 1, 2019
TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1700
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the USAA AMCO's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and
(iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

===============================================================================

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       San Antonio, TX 78288                                         PRSRT STD
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[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                    May 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Precious Metals and Minerals Fund

        FUND                       INSTITUTIONAL                      ADVISER
       SHARES                         SHARES                          SHARES
       USAGX                          UIPMX                           UPMMX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

"... LONG-TERM INVESTORS SHOULD NEVER MAKE
DECISIONS IN HASTE. THEY SHOULD MAKE                [PHOTO OF BROOKS ENGLEHARDT]
THOUGHTFUL DECISIONS BASED ON THEIR LONG-TERM
OBJECTIVES, TIME HORIZON, AND RISK TOLERANCE."

--------------------------------------------------------------------------------

JULY 2019

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc. (Victory Holdings), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). In connection with the Transaction, also as previous announced, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019; and Victory Capital became the investment adviser to each USAA Mutual Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION ABOUT CHANGES THAT TOOK EFFECT ON JULY 1, 2019.

Softening global economic conditions and escalating trade tensions rattled investors during the 12-month reporting period ended May 31, 2019. When the reporting period began in June 2018, the global economy was expanding across most regions and countries, led by the U.S. In this environment, stocks generally advanced. In the fixed income market, U.S. Treasury yields rose, as the U.S. Federal Reserve ("Fed") continued to tighten monetary policy.

Signs of trouble emerged during the summer of 2018. The U.S. economic expansion continued, but growth in a number of other economies, including some European countries and China, showed a weakening trend. By the autumn of 2018, investors' fears of a global economic slowdown, combined with harsh U.S.-China trade rhetoric and Brexit-related uncertainty in Europe, sparked a surge in market volatility. Global stocks dropped, with most of the decline occurring in December 2018. At the same time, intermediate- and longer-term yields fell, as investors anticipated a change in Fed monetary policy. Indeed, after having raised short-term interest rates four times during 2018, Fed officials announced in January 2019 that they would "pause," retreating from their earlier plan to raise interest rates in 2019. Stocks rallied in response and by April 2019 had recovered most of the ground they had lost. In May 2019, ongoing trade tensions between the United States and China, as well as President Trump administration's threat to impose tariffs on Mexico, drove a renewed decline in stock prices. In the fixed income market, concerns that trade disputes would seriously undermine global

================================================================================

================================================================================

economic growth pushed down intermediate- and longer-term yields, which ended the reporting period lower than they started. The yield on the 10-year U.S. Treasury note, which began June 2018 at 2.89%, rose to 3.24% on November 8, 2018--its high point of the period--and fell to 2.13% by May 31, 2019.

In the final months of the reporting period, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. A yield- curve inversion warrants attention because it has been a reliable recession indicator. Although recessions do not automatically follow inversions, a downward-sloped yield curve has preceded every U.S. recession since the 1960s. That said, the lag between an inversion and a recession has been inconsistent. At USAA Investments, A Victory Capital Investment Franchise, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years, with no clear pattern to provide useful guidance. And as I write to you, we see no recession on the horizon. First, the U.S. economy continues to grow, albeit at a slower pace than in 2018. Second, the Fed has made clear its commitment to pause its interest rate hikes, and there is a growing belief in the markets that policymakers may even cut interest rates in 2019. (In early June 2019, after the end of the reporting period, Fed Chair Jerome Powell stated that the U.S. central bank was monitoring the escalation in trade tensions and could potentially respond by cutting interest rates if U.S. economic conditions deteriorate.)

At USAA Investments, our team of portfolio managers will continue to monitor the financial markets, economic conditions, the global trade regime, Fed policy, the direction of longer-term interest rates, and other issues that have the potential to affect your investments. In the meantime, I would advise you to ignore media "noise" about such matters. Media "noise" is meant to provoke an emotional reaction, which can lead to hasty decision-making. In my opinion, long-term investors should never make decisions in haste. They should make thoughtful decisions based on their long-term objectives, time horizon, and risk tolerance. Dollar-cost averaging, in which you invest a set amount on a regular basis, is a strategy that can help you stay on track. Another effective strategy is diversification, which can potentially insulate a portfolio from market turbulence or changes in performance leadership.

If you would like to review your portfolio to confirm that it is properly aligned with your investment plan, please contact one of our financial advisors. You might want to make that call before the summer gets fully underway. When we are traveling and spending time with family and friends, it can be tempting to put off decisions on financial matters.

From all of us at USAA Investments, A Victory Capital Investment Franchise, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                     8

FINANCIAL INFORMATION

   Report of Independent Registered
     Public Accounting Firm                                                    9

   Portfolio of Investments                                                   10

   Notes to Portfolio of Investments                                          14

   Financial Statements                                                       16

   Notes to Financial Statements                                              20

   Financial Highlights                                                       38

EXPENSE EXAMPLE                                                               41

ADVISORY AGREEMENT(S)                                                         43

TRUSTEES' AND OFFICERS' INFORMATION                                           61

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

      [PHOTO OF DAN DENBOW]                  [PHOTO OF JOHN P. TOOHEY]
         DAN DENBOW, CFA                        JOHN P. TOOHEY, CFA

--------------------------------------------------------------------------------

o PLEASE REVIEW THE PERFORMANCE OF GOLD AND GOLD STOCKS OVER THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2019.

    The price of gold finished the reporting period essentially unchanged, although it experienced significant volatility along the way. As has been the case for most of the last several years, movements in gold were primarily driven by shifting expectations with respect to the Fed's interest rate increases trajectory. An outlook for rising U.S. interest rates generally implies a strengthening dollar and reduced investor interest in gold, and vice versa. Gold opened the reporting period at $1,299 an ounce and drifted as low as $1,174 on August 16, 2018, as the Fed indicated a steady course of interest rate increases. From there it would proceed to climb as high as $1,341 on February 19, 2019, as the Fed signaled a pause in its efforts to normalize rates following a sharp decline in investor risk sentiment over the fourth quarter of 2018. The price of the metal drifted lower over April and May 2019, before bumping up near the end of the May 2019 as the 10-year Treasury yield dipped on a resurgence of trade tensions and concerns around the global growth backdrop. As of May 31, 2019, gold was at $1,306 an ounce, or 0.5% above where it began the reporting period. Silver prices declined 11.3% over the same period on a weakening industrial outlook, while platinum prices declined 12.4%.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

    Shares of senior mining stocks finished the period modestly lower, notably outperforming their junior counterparts, which suffered from a lack of funding for exploration & development given the tepid pricing environment for gold seen over much of the recent past.

o HOW DID THE USAA PRECIOUS METALS AND MINERALS FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2019, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of -5.52%, -5.05%, and -5.49%, respectively. This compares to a total return of 3.78% for the S&P 500(R) Index, -2.32% for the NYSE Arca Gold Miners ("GDM") Index, and -5.41% for the Lipper Precious Metals Equity Funds Index.

    Effective July 1, 2019, Victory Capital serves as the Fund's investment adviser. Prior to July 1, 2019, AMCO served as the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o PLEASE DISCUSS THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE FOR THE REPORTING PERIOD.

    At the end of May 2019, the Fund held approximately 85.7% of assets in gold stocks. The Fund's moderate exposure to junior miners weighed on return relative to the GDM benchmark as the segment underperformed for the reporting period. In terms of specific company weightings, the leading detractor from performance was an underweighting of some of the largest companies in the GDM benchmark, as the shares of Barrick Gold Corp., Randgold Resources Ltd. ADR*, and Newmont Mining Corp. (Newmont) all outperformed over the reporting period in connection

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Randgold Resources Ltd. ADR was sold out of the Fund prior to May 31, 2019.

================================================================================

2  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    with merger & acquisition activity. While all three miners were among the Fund's largest positions, we typically have maintained strategic underweights to these stocks for risk management purposes given their heavy weighting in the benchmark. A position in Pan America Silver Corp. underperformed on political uncertainties around a Guatemalan mine operated by the recently acquired Tahoe Resources, Inc. ("Tahoe"). We expect the Tahoe acquisition to be a positive longer-term investment for Pan America Silver Corp. and have maintained the position.

    On the positive side, our patience with respect to a position in Alacer Gold Corp. added to performance, as the junior miner began to see production from a new sulphide ore processing plant. An underweight to Goldcorp, Inc. ("Goldcorp"), one of the world's largest miners, also added to performance. The company saw its shares decline sharply early in the reporting period on concerns over the impact of a stagnant gold price on its ability to generate cash flow; subsequently, Goldcorp was acquired by Newmont late in the reporting period. Finally, an overweight to Australian miners contributed positively to performance. These companies generally have displayed sustainable operating advantages relative to most of their North American counterparts, while also benefiting from a production cost perspective from weakness in the Australian dollar.

    The Fund typically will have modest exposure to silver and platinum stocks. Over the reporting period, the Fund's silver position declined slightly from approximately 13.5% to 12.2%. While silver has been trading at historically cheap levels relative to gold, silver is more sensitive to the economic cycle than gold and a slowing global economy has pressured the metal. At the end of the reporting period, the Fund had no direct exposure to platinum miners. We have maintained nominal-to-zero exposure to platinum mining stocks for some time, based on the challenging labor environment in South Africa and reduced demand for platinum driven by the growth in electric automobile production and a decline in diesel auto sales in Europe.

    Gold prices continue to be impacted by expectations around the pace of the Fed's interest rate increases, with episodes of geopolitical stress

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    playing a lesser role relative to much of past history. To the extent the Fed shifts into an interest rate cutting mode as a preventive measure against a trade war-driven recession, we believe there is the potential for the price of the metal to benefit.

    As always, the primary purpose of maintaining exposure to gold should be to help diversify investor portfolios. Thank you for your continued confidence and investment in the Fund.

    The USAA Precious Metals and Minerals Fund may be subject to stock market risk and is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, they may be worth more or less than the original cost. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

4  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

INVESTMENT OVERVIEW

                 o  AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 o

------------------------------------------------------------------------------------------------------
                                                                                 SINCE       INCEPTION
                                           1 YEAR       5 YEAR     10 YEAR     INCEPTION*       DATE
------------------------------------------------------------------------------------------------------
Fund Shares                                -5.52%       -1.80%      -5.63%          -               -
Institutional Shares                       -5.05%       -1.43%      -5.35%          -               -
Adviser Shares                             -5.49%       -1.85%          -       -8.88%        8/01/10
S&P 500 Index** (reflects
  no deduction for fees,
  expenses, or taxes)                       3.78%        9.65%      13.93%          -               -
NYSE Arca Gold Miners
  (GDM) Index***
  (reflects no deduction for
  fees, expenses, or taxes)                -2.32%        0.45%      -5.76%          -               -
Lipper Precious Metals
  Equity Funds Index****
  (reflects no deduction
  for taxes)                               -5.41%       -1.39%      -4.20%          -               -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

***The NYSE Arca Gold Miners (GDM) Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver.

****The unmanaged Lipper Precious Metals Equity Funds Index tracks the total return performance of the 10 largest funds within the Lipper Precious Metals Equity Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                            NYSE ARCA            LIPPER PRECIOUS        USAA PRECIOUS
                                           GOLD MINERS            METALS EQUITY       METALS AND MINERALS
                    S&P 500 INDEX          (GDM) INDEX             FUNDS INDEX           FUND SHARES
05/31/09             $10,000.00             $10,000.00             $10,000.00             $10,000.00
06/30/09              10,019.84               8,552.00               8,877.51               8,688.00
07/31/09              10,777.71               9,001.56               9,490.90               9,339.00
08/31/09              11,166.83               8,938.77               9,575.59               9,407.00
09/30/09              11,583.52              10,243.02              10,764.64              10,604.00
10/31/09              11,368.33               9,612.21              10,414.83              10,237.00
11/30/09              12,050.25              11,554.84              12,343.16              12,204.00
12/31/09              12,283.00              10,488.94              11,655.58              11,714.00
01/31/10              11,841.14               9,254.08              10,550.70              10,546.00
02/28/10              12,207.94               9,991.13              11,287.61              11,283.00
03/31/10              12,944.63              10,083.69              11,755.78              11,597.00
04/30/10              13,149.00              11,521.72              13,024.22              13,051.00
05/31/10              12,099.04              11,322.60              12,584.38              12,703.00
06/30/10              11,465.68              11,851.66              12,900.04              12,985.00
07/31/10              12,269.00              11,014.81              12,629.83              12,589.00
08/31/10              11,715.12              12,221.44              13,815.75              13,864.00
09/30/10              12,760.63              12,789.64              14,921.86              14,890.00
10/31/10              13,246.17              13,068.57              15,499.21              15,042.00
11/30/10              13,247.86              13,593.98              16,076.87              15,614.00
12/31/10              14,133.24              14,133.87              16,913.86              16,391.00
01/31/11              14,468.22              12,410.10              15,031.36              14,300.00
02/28/11              14,963.89              13,773.14              16,426.16              15,485.00
03/31/11              14,969.84              13,856.10              16,591.27              15,642.00
04/30/11              15,413.17              14,335.45              17,321.35              16,551.00
05/31/11              15,238.70              13,392.55              16,304.63              15,496.00
06/30/11              14,984.69              12,600.54              15,458.12              14,916.00
07/31/11              14,679.98              13,129.77              16,219.72              15,619.00
08/31/11              13,882.53              14,490.53              17,204.56              16,888.00
09/30/11              12,906.61              12,733.99              14,465.98              14,560.00
10/31/11              14,317.21              13,587.27              15,653.02              15,355.00
11/30/11              14,285.57              13,950.63              15,723.61              15,382.00
12/31/11              14,431.70              11,946.90              13,649.60              13,192.00
01/31/12              15,078.46              13,108.14              15,263.60              14,696.00
02/29/12              15,730.49              12,859.59              15,002.30              14,309.00
03/31/12              16,248.16              11,515.37              13,399.86              12,885.00
04/30/12              16,146.18              10,777.62              12,728.27              12,263.00
05/31/12              15,175.78              10,184.16              11,417.98              10,997.00
06/30/12              15,801.05              10,428.62              11,602.49              11,184.00
07/31/12              16,020.52               9,985.83              11,390.69              10,796.00
08/31/12              16,381.34              11,178.35              12,506.10              11,913.00
09/30/12              16,804.66              12,521.04              14,096.81              13,546.00
10/31/12              16,494.38              12,341.18              13,775.86              13,234.00
11/30/12              16,590.06              11,107.82              12,617.26              11,947.00
12/31/12              16,741.28              10,935.54              12,298.61              11,627.00
01/31/13              17,608.39               9,816.61              11,396.73              10,604.00
02/28/13              17,847.42               8,839.59              10,201.74               9,395.00
03/31/13              18,516.76               8,957.72              10,185.68               9,486.00
04/30/13              18,873.51               7,178.62               8,466.91               7,714.00
05/31/13              19,315.00               6,991.21               8,129.78               7,233.00
06/30/13              19,055.62               5,798.86               6,739.11               6,024.00
07/31/13              20,025.25               6,390.51               7,491.38               6,786.00
08/31/13              19,445.29               6,664.86               8,054.14               7,354.00
09/30/13              20,055.08               5,953.05               7,394.24               6,678.00
10/31/13              20,976.97               5,968.08               7,399.35               6,695.00
11/30/13              21,616.22               5,278.17               6,592.73               5,898.00
12/31/13              22,163.46               5,073.56               6,414.66               5,660.00
01/31/14              21,397.18               5,621.18               7,002.72               6,220.00
02/28/14              22,375.97               6,209.93               7,813.10               7,054.00
03/31/14              22,564.06               5,674.80               7,202.39               6,468.00
04/30/14              22,730.85               5,806.97               7,393.68               6,650.00
05/31/14              23,264.44               5,399.90               6,980.61               6,129.00
06/30/14              23,745.02               6,357.28               8,187.13               7,353.00
07/31/14              23,417.56               6,249.96               8,007.28               7,158.00
08/31/14              24,354.38               6,432.55               8,144.12               7,406.00
09/30/14              24,012.84               5,160.55               6,670.56               5,969.00
10/31/14              24,599.36               4,213.27               5,577.99               4,918.00
11/30/14              25,260.95               4,462.89               5,846.12               5,170.00
12/31/14              25,197.31               4,479.98               5,876.55               5,192.00
01/31/15              24,440.91               5,391.90               6,610.32               5,962.00
02/28/15              25,845.57               5,166.51               6,411.03               5,703.00
03/31/15              25,436.83               4,454.77               5,646.51               4,981.00
04/30/15              25,680.85               4,912.35               6,159.83               5,500.00
05/31/15              26,011.09               4,771.96               6,080.04               5,395.00
06/30/15              25,507.57               4,325.80               5,634.14               4,972.00
07/31/15              26,041.98               3,357.84               4,606.91               3,903.00
08/31/15              24,470.77               3,427.96               4,723.17               4,035.00
09/30/15              23,865.28               3,350.40               4,558.59               3,894.00
10/31/15              25,878.41               3,659.72               4,883.48               4,202.00
11/30/15              25,955.37               3,349.19               4,476.09               3,815.00
12/31/15              25,546.00               3,380.04               4,492.35               3,815.00
01/31/16              24,278.31               3,493.26               4,536.13               3,815.00
02/29/16              24,245.55               4,754.81               5,829.99               5,016.00
03/31/16              25,890.32               4,945.71               6,205.33               5,351.00
04/30/16              25,990.69               6,334.41               7,863.05               6,851.00
05/31/16              26,457.44               5,578.89               7,016.45               6,116.00
06/30/16              26,525.99               6,849.38               8,532.32               7,410.00
07/31/16              27,503.97               7,538.47               9,344.97               8,052.00
08/31/16              27,542.58               6,314.30               8,028.31               6,834.00
09/30/16              27,547.79               6,553.83               8,389.13               7,172.00
10/31/16              27,045.29               6,075.70               7,773.57               6,574.00
11/30/16              28,046.91               5,170.07               6,630.39               5,601.00
12/31/16              28,601.29               5,227.62               6,646.20               5,580.00
01/31/17              29,143.75               5,943.54               7,608.44               6,445.00
02/28/17              30,300.93               5,710.69               7,342.69               6,137.00
03/31/17              30,336.27               5,675.49               7,340.74               6,169.00
04/30/17              30,647.83               5,565.31               7,094.92               5,943.00
05/31/17              31,079.13               5,671.22               7,138.87               5,943.00
06/30/17              31,273.11               5,614.17               7,124.72               5,879.00
07/31/17              31,916.17               5,757.22               7,261.57               5,957.00
08/31/17              32,013.87               6,367.71               7,703.02               6,358.00
09/30/17              32,674.26               6,583.45               7,228.30               6,036.00
10/31/17              33,436.72               6,665.61               6,964.52               5,796.00
11/30/17              34,462.22               6,732.73               6,907.38               5,773.00
12/31/17              34,845.39               7,111.65               7,305.80               6,118.00
01/31/18              36,840.43               7,659.04               7,334.43               6,137.00
02/28/18              35,482.60               7,431.03               6,682.31               5,635.00
03/31/18              34,580.87               7,417.50               6,771.61               5,768.00
04/30/18              34,713.56               7,529.58               6,874.45               5,879.00
05/31/18              35,549.53               7,655.70               6,881.18               5,925.00
06/30/18              35,768.33               7,637.12               6,830.66               5,907.00
07/31/18              37,099.40               7,300.55               6,576.58               5,727.00
08/31/18              38,308.30               6,387.39               5,801.36               4,986.00
09/30/18              38,526.35               6,371.07               5,785.28               4,917.00
10/31/18              35,893.06               6,494.00               5,717.13               4,875.00
11/30/18              36,624.51               6,574.41               5,663.71               4,774.00
12/31/18              33,317.65               7,285.39               6,278.47               5,368.00
01/31/19              35,987.59               7,830.48               6,801.12               5,861.00
02/28/19              37,143.08               7,706.62               6,774.80               5,838.00
03/31/19              37,864.84               7,767.66               6,744.36               5,874.00
04/30/19              39,397.97               7,252.41               6,322.25               5,511.00
05/31/19              36,894.30               7,477.25               6,508.93               5,598.00

                                   [END CHART]

                       Data from 5/31/09 through 5/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund to the benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Precious Metals Equity Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 5/31/19 o
                                (% of Net Assets)

Newmont Mining Corp. ....................................................... 5.7%
Agnico Eagle Mines Ltd. .................................................... 5.6%
Barrick Gold Corp. ......................................................... 5.6%
Wheaton Precious Metals Corp. .............................................. 5.2%
Alacer Gold Corp. .......................................................... 3.9%
Northern Star Resources Ltd. ............................................... 3.8%
Kirkland Lake Gold Ltd. .................................................... 3.7%
Newcrest Mining Ltd. ....................................................... 3.6%
OceanaGold Corp. ........................................................... 3.4%
Pan American Silver Corp. .................................................. 3.2%

                      o PORTFOLIO COMPOSITION* - 5/31/19 o
                                (% of Net Assets)

                      [PIE CHART OF PORTFOLIO COMPOSITION]

GOLD                                                                       85.7%
SILVER                                                                     12.2%
DIVERSIFIED METALS & MINING                                                 1.0%

                                   [END CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Portfolio of Investments for a complete list of securities.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust (Trust). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby AMCO was acquired by Victory Holdings, the parent company of Victory Capital.

                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
        FOR                       AGAINST                          ABSTAIN
--------------------------------------------------------------------------------
     18,834,295                  2,272,223                        1,588,553

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested trustee" as defined in the Investment Company Act of 1940, as amended (1940
Act); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                        NUMBER OF SHARES VOTING
---------------------------------------------------------------------------------
TRUSTEES                            FOR                         VOTES WITHHELD
---------------------------------------------------------------------------------
David C. Brown                 8,299,565,565                      820,887,736
John C. Walters                8,317,935,885                      802,517,416

================================================================================

8  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA PRECIOUS METALS AND MINERALS
FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Precious Metals and Minerals Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 23, 2019

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2019

-----------------------------------------------------------------------------------------------------
                                                                                               MARKET
NUMBER                                                                                          VALUE
OF SHARES    SECURITY                                                                           (000)
-----------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (98.9%)

             COMMON STOCKS (98.7%)

             BASIC MATERIALS (98.7%)
             -----------------------
             MINING (98.7%)
   650,000   Agnico Eagle Mines Ltd.(a)                                                      $ 28,334
 6,500,000   Alacer Gold Corp.(b)                                                              19,573
 2,800,000   Alamos Gold, Inc. "A"                                                             13,673
    40,000   AXMIN, Inc., acquired 6/03/2008; cost $159(b),(c),(d)                                 15
   200,000   AXMIN, Inc.(b),(c)                                                                    75
 4,900,000   B2Gold Corp.(b)                                                                   13,377
 2,280,000   Barrick Gold Corp.                                                                28,318
 6,500,000   Centamin plc                                                                       7,406
 2,650,000   Centerra Gold, Inc.(b)                                                            15,175
   900,000   Cia de Minas Buenaventura S.A. ADR                                                13,653
 1,750,000   Continental Gold, Inc.(a),(b)                                                      3,302
 2,350,000   Dacian Gold Ltd.(a),(b),(e)                                                        2,597
   810,000   Detour Gold Corp.(b)                                                               7,641
 4,800,000   Dundee Precious Metals, Inc.(b)                                                   13,282
 1,400,000   Eldorado Gold Corp.(a),(b)                                                         5,208
 1,050,000   Endeavour Mining Corp.(b)                                                         15,677
   120,000   Franco-Nevada Corp.(a)                                                             9,263
   600,000   Fresnillo plc                                                                      5,826
 2,700,000   Gold Fields Ltd. ADR                                                              12,042
 1,920,000   Golden Star Resources Ltd.(a),(b)                                                  6,586
 8,566,400   Great Basin Gold Ltd.(b),(c),(f),(g)                                                   -
 6,500,000   Great Basin Gold Ltd.(b),(c),(f),(g)                                                   -
 1,700,000   Guyana Goldfields, Inc.(a),(b)                                                     1,132
 1,800,000   IAMGOLD Corp.(b)                                                                   4,518
 1,081,500   Ivanhoe Mines Ltd. "A"(a),(b)                                                      2,609
 7,063,636   Kingsgate Consolidated Ltd.(b),(e)                                                 1,250
 3,900,000   Kinross Gold Corp.(b)                                                             12,753
   550,000   Kirkland Lake Gold Ltd.                                                           19,024
   750,000   MAG Silver Corp.(a),(b)                                                            7,336
 5,757,622   Nautilus Minerals, Inc., acquired 2/02/2007-4/06/2016;
               cost $4,261(a),(b),(c),(d),(f),(g)                                                   -

================================================================================

10  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

-----------------------------------------------------------------------------------------------------
                                                                                               MARKET
NUMBER                                                                                          VALUE
OF SHARES    SECURITY                                                                           (000)
-----------------------------------------------------------------------------------------------------
   950,000   Newcrest Mining Ltd.(e)                                                         $ 18,036
   880,000   Newmont Goldcorp Corp.                                                            29,119
   375,000   Northern Star Mining Ltd.(b),(c),(f),(g)                                               -
 2,800,000   Northern Star Resources Ltd.(e)                                                   19,031
 6,200,000   OceanaGold Corp.                                                                  17,110
   535,700   Osisko Gold Royalties Ltd.(a)                                                      5,581
   463,012   Pan American Silver Corp.                                                          5,025
 1,510,000   Pan American Silver Corp.                                                         16,414
18,000,000   Pantoro Ltd.(b),(e)                                                                2,496
11,800,000   Perseus Mining Ltd.(b)                                                             3,841
10,450,000   Perseus Mining Ltd.(b)                                                             3,402
   600,000   Pretium Resources, Inc.(a),(b)                                                     5,118
 8,598,241   Ramelius Resources Ltd.(a),(b),(e)                                                 5,639
 3,500,000   Roxgold, Inc.(b)                                                                   2,874
    85,000   Royal Gold, Inc.                                                                   7,479
 4,000,000   Saracen Mineral Holdings Ltd.(b),(e)                                               8,958
 4,300,000   SEMAFO, Inc.(b)                                                                   12,885
 8,939,040   Silver Lake Resources Ltd.(b),(e)                                                  4,994
 1,000,000   SSR Mining, Inc.(b)                                                               11,680
 5,193,817   St. Barbara Ltd.(e)                                                                9,244
   800,000   Torex Gold Resources, Inc.(b)                                                      7,339
   800,000   Westgold Resources Ltd.(a),(b),(e)                                                   973
 1,200,000   Wheaton Precious Metals Corp.                                                     26,520
 3,700,000   Yamana Gold, Inc.                                                                  7,363
                                                                                             --------
             Total Basic Materials                                                            500,766
                                                                                             --------
             Total Common Stocks (cost: $665,527)                                             500,766
                                                                                             --------

             RIGHTS (0.2%)

             BASIC MATERIALS (0.2%)
             ----------------------
             MINING (0.2%)
 2,400,000   Pan American Silver Corp.(c),(f),(g) (cost: $1,501)                                  971
                                                                                             --------

             WARRANTS (0.0%)

             BASIC MATERIALS (0.0%)
             ----------------------
             MINING (0.0%)
   779,738   Westgold Resources Ltd.(a),(b) (cost: $0)                                              8
                                                                                             --------
             Total Equity Securities (cost: $667,028)                                         501,745
                                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                           COUPON                         VALUE
(000)        SECURITY                                             RATE          MATURITY        (000)
-----------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (1.2%)

             COMMERCIAL PAPER (1.2%)
$      871   Amphenol Corp.(h)                                    2.58%        06/05/2019    $    871
     3,834   Centerpoint Energy, Inc.(h)                          2.56         06/03/2019       3,834
     1,492   Duke Energy Corp.(h)                                 2.52         06/05/2019       1,491
                                                                                             --------
             Total Commercial Paper (cost: $6,196)                                              6,196
                                                                                             --------

-----------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-----------------------------------------------------------------------------------------------------
             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
     1,601   State Street Institutional Treasury Money
               Market Fund Premier Class 2.30%(i) (cost: $2)                                        2
                                                                                             --------
             Total Money Market Instruments (cost: $6,198)                                      6,198
                                                                                             --------

             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (2.0%)

             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.0%)
 6,714,427   Goldman Sachs Financial Square Government
               Fund Institutional Class, 2.30%(i)                                               6,714
 3,263,545   HSBC U.S. Government Money Market Fund Class I, 2.33%(i)                           3,264
                                                                                             --------
             Total Short-Term Investments Purchased with Cash Collateral from
               Securities Loaned (cost: $9,978)                                                 9,978
                                                                                             --------

             TOTAL INVESTMENTS (COST: $683,204)                                              $517,921
                                                                                             ========

================================================================================

12  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------------
ASSETS                                      LEVEL 1              LEVEL 2            LEVEL 3               TOTAL
---------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $427,548              $73,218               $  -            $500,766
  Rights                                          -                    -                971                 971
  Warrants                                        8                    -                  -                   8

Money Market Instruments:
  Commercial Paper                                -                6,196                  -               6,196
  Government & U.S. Treasury
    Money Market Funds                            2                    -                  -                   2

Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                        9,978                    -                  -               9,978
---------------------------------------------------------------------------------------------------------------
Total                                      $437,536              $79,414               $971            $517,921
---------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At May 31, 2019, the Fund had transfers into/out of Level 3 that were under 0.50% of net assets.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 86.5% of net assets at May 31, 2019.

o   CATEGORIES AND DEFINITIONS

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

    WARRANTS - Entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

================================================================================

14  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of May 31, 2019.

    (b) Non-income-producing security.

    (c) Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees.

    (d) Restricted security that is not registered under the Securities Act of 1933. The aggregate market value of these securities at May 31, 2019, was $15,000, which represented less than 0.01% of the Fund's net assets.

    (e) Securities with a value of $73,218,000, which represented 14.4% of the Fund's net assets, were classified as Level 2 at May 31, 2019, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (f) Security was fair valued at May 31, 2019, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees. The total value of all such securities was $971,000, which represented 0.2% of the Fund's net assets.

    (g) Security was classified as Level 3.

    (h) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (i) Rate represents the money market fund annualized seven-day yield at May 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  15

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
      securities on loan of $20,082) (cost of $683,204)                          $  517,921
   Cash denominated in foreign currencies (identified cost of $118)                     117
   Receivables:
      Capital shares sold                                                               311
      USAA Asset Management Company (Note 7)                                              7
      Dividends and interest                                                            317
      Other                                                                              32
                                                                                 ----------
         Total assets                                                               518,705
                                                                                 ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                9,978
      Capital shares redeemed                                                           268
   Accrued management fees                                                              313
   Accrued transfer agent's fees                                                         40
   Other accrued expenses and payables                                                  827
                                                                                 ----------
         Total liabilities                                                           11,426
                                                                                 ----------
            Net assets applicable to capital shares outstanding                  $  507,279
                                                                                 ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $1,387,147
   Accumulated loss                                                                (879,868)
                                                                                 ----------
            Net assets applicable to capital shares outstanding                  $  507,279
                                                                                 ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $468,208/38,493 capital shares
         outstanding, no par value)                                              $    12.16
                                                                                 ==========
      Institutional Shares (net assets of $21,327/1,720 capital shares
         outstanding, no par value)                                              $    12.40
                                                                                 ==========
      Adviser Shares (net assets of $17,744/1,474 capital shares
         outstanding, no par value)                                              $    12.04
                                                                                 ==========

See accompanying notes to financial statements.

================================================================================

16  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $274)                               $  4,979
   Interest                                                                             125
   Securities lending (net)                                                             379
                                                                                   --------
      Total income                                                                    5,483
                                                                                   --------
EXPENSES
   Management fees                                                                    3,772
   Administration and servicing fees:
      Fund Shares                                                                       706
      Institutional Shares                                                               13
      Adviser Shares                                                                     24
   Transfer agent's fees:
      Fund Shares                                                                     1,498
      Institutional Shares                                                               13
      Adviser Shares                                                                      4
   Distribution and service fees (Note 7):
      Adviser Shares                                                                     40
   Custody and accounting fees:
      Fund Shares                                                                       131
      Institutional Shares                                                                4
      Adviser Shares                                                                      4
   Postage:
      Fund Shares                                                                        80
      Adviser Shares                                                                      6
   Shareholder reporting fees:
      Fund Shares                                                                        41
   Trustees' fees                                                                        37
   Registration fees:
      Fund Shares                                                                        18
      Institutional Shares                                                               24
      Adviser Shares                                                                     18
   Professional fees                                                                     97
   Other                                                                                 20
                                                                                   --------
         Total expenses                                                               6,550
                                                                                   --------

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

   Expenses reimbursed:
      Institutional Shares                                                         $    (25)
                                                                                   --------
         Net expenses                                                                 6,525
                                                                                   --------
NET INVESTMENT LOSS                                                                  (1,042)
                                                                                   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized (loss) on:
      Investments                                                                   (12,261)
      Foreign currency transactions                                                    (161)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                   (17,975)
      Foreign capital gains tax                                                         251
      Foreign currency translations                                                      64
                                                                                   --------
         Net realized and unrealized loss                                           (30,082)
                                                                                   --------
   Decrease in net assets resulting from operations                                $(31,124)
                                                                                   ========

See accompanying notes to financial statements.

================================================================================

18  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

-------------------------------------------------------------------------------------------

                                                                         2019          2018
-------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss                                              $  (1,042)     $ (2,121)
   Net realized loss on investments                                   (12,261)      (45,754)
   Net realized gain (loss) on foreign currency transactions             (161)           35
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                     (17,975)       45,231
      Foreign capital gains tax                                           251           330
      Foreign currency translations                                        64           (78)
                                                                    -----------------------
      Decrease in net assets resulting from operations               (31,124)        (2,357)
                                                                    -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
      Fund Shares                                                           -             -
      Institutional Shares                                                  -             -
      Adviser Shares                                                        -             -
                                                                    -----------------------
            Distributions to shareholders                                   -             -
                                                                    -----------------------
NET DECREASE IN NET ASSETS FROM CAPITAL SHARE
TRANSACTIONS (NOTE 6)
   Fund Shares                                                        (43,682)      (42,328)
   Institutional Shares                                                19,072           794
   Adviser Shares                                                       1,548        (1,361)
                                                                    -----------------------
         Total net decrease in net assets from capital share
            transactions                                              (23,062)      (42,895)
                                                                    -----------------------
   Net decrease in net assets                                         (54,186)      (45,252)

NET ASSETS
   Beginning of year                                                  561,465       606,717
                                                                    -----------------------
   End of year                                                      $ 507,279      $561,465
                                                                    =======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Precious Metals and Minerals Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation.

The Fund concentrates its investments in equity securities of domestic and foreign companies engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. As such, the Fund may be exposed to more risk than portfolios with a broader industry diversification. As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

The Fund consists of three classes of shares: Precious Metals and Minerals Fund Shares (Fund Shares), Precious Metals and Minerals Fund Institutional Shares (Institutional Shares), and Precious Metals and Minerals Fund Adviser

================================================================================

20  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Holdings, a global investment management firm headquartered in Cleveland, Ohio (the Transaction), on July 1, 2019.

A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the
Transaction: (1) David C. Brown, to serve as an Interested

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

Trustee; and (2) John C. Walters, to serve as an Independent Trustee. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated

================================================================================

22  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

       will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

       include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include debt securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

================================================================================

24  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

================================================================================

26  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended May 31, 2019, the Fund paid CAPCO facility fees of $4,000, which represents 0.6% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for net operating losses, foreign currency, and passive foreign investment company adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated loss by $4,551,000 and decrease in paid in capital by $4,551,000. These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

As of May 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Accumulated capital and other losses                              $(684,826,000)
Unrealized depreciation of investments                             (195,041,000)

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on passive foreign investment company, wash sales and mark-to-market adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2019, the Fund had net capital loss carryforwards of $684,826,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                                  CAPITAL LOSS CARRYFORWARDS
                         --------------------------------------------
                                         TAX CHARACTER
                         --------------------------------------------
                         (NO EXPIRATION)                   BALANCE
                         ---------------                 ------------
                           Short-Term                    $ 14,983,000
                            Long-Term                     669,843,000
                                                         ------------
                                Total                    $684,826,000
                                                         ============

TAX BASIS OF INVESTMENTS - At May 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                  NET
                                             GROSS           GROSS             UNREALIZED
                                           UNREALIZED      UNREALIZED         APPRECIATION/
FUND                  TAX COST            APPRECIATION    DEPRECIATION       (DEPRECIATION)
-------------------------------------------------------------------------------------------
USAA Precious
 Metals And
 Minerals Fund      $712,252,000          $100,312,000   $(294,643,000)      $(194,331,000)

================================================================================

28  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2019, were $37,379,000 and $64,338,000, respectively.

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                      NON-CASH COLLATERAL                 CASH COLLATERAL
-------------------------------------------------------------------------------------
   $20,082,000                        $10,934,000                        $9,978,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                         YEAR ENDED             YEAR ENDED
                                        MAY 31, 2019            MAY 31, 2018
     -----------------------------------------------------------------------------
                                     SHARES      AMOUNT      SHARES        AMOUNT
                                     ---------------------------------------------
     FUND SHARES:
     Shares sold                      4,375     $ 50,928      4,942      $  63,796
     Shares issued from
      reinvested dividends                -            -          -              -
     Shares redeemed                 (7,930)     (94,610)    (8,177)      (106,124)
                                     ---------------------------------------------
     Net decrease from capital
      share transactions             (3,555)    $(43,682)    (3,235)     $ (42,328)
                                     =============================================
     INSTITUTIONAL SHARES:
     Shares sold                      2,582     $ 31,991        540      $   7,202
     Shares issued from
      reinvested dividends                -            -          -              -
     Shares redeemed                 (1,140)     (12,919)      (483)        (6,408)
                                     ---------------------------------------------
     Net increase from
      capital share transactions      1,442     $ 19,072         57      $     794
                                     =============================================
     ADVISER SHARES:
     Shares sold                        531     $  6,048        397      $   5,038
     Shares issued from reinvested
      dividends                           -            -          -              -
     Shares redeemed*                  (382)      (4,500)      (501)        (6,399)
                                     ---------------------------------------------
     Net increase (decrease) from
      capital share transactions        149     $  1,548       (104)     $  (1,361)
                                     =============================================

*Net of redemption fees, if any.

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and

================================================================================

30  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. For the year ended May 31, 2019, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Precious Metals Equity Funds Index.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                             ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                          (IN BASIS POINTS)(1)
    --------------------------------------------------------------------
    +/- 100 to 400                                +/- 4

    +/- 401 to 700                                +/- 5

    +/- 701 and greater                           +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Precious Metals Equity Funds Index over that period, even if the class had overall negative returns during the performance period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

For the year ended May 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $3,772,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $20,000 and $1,000, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were less than 0.01% and 0.01%, respectively. The Adviser Shares did not incur any performance adjustment. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares, and 0.10% of average daily net assets of the Institutional Shares. For the year ended May 31, 2019, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $706,000, $13,000, and $24,000, respectively.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2019, the Fund reimbursed the Manager $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

EXPENSE LIMITATION - Effective June 6, 2018, the Manager agreed, through September 30, 2019, to limit the total annual operating expenses of the Institutional Shares to 1.00% of its average daily net assets, excluding extraordinary expenses, and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2019 without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For

================================================================================

32  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

the year ended May 31, 2019, the Institutional Shares incurred reimbursable expenses of $25,000, of which $7,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out-of-pocket expenses. For the year ended May 31, 2019, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,498,000, $13,000, and $4,000, respectively. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $40,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 16 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual or semiannual reports may be viewed at usaa.com. As of May 31, 2019, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1
Cornerstone Equity                                                      0.2
Target Retirement Income                                                0.2
Target Retirement 2020                                                  0.3
Target Retirement 2030                                                  0.6
Target Retirement 2040                                                  0.7
Target Retirement 2050                                                  0.4
Target Retirement 2060                                                  0.0*

*Represents less than 0.1%

The Manager is indirectly wholly owned by USAA a large, diversified financial services institution. At May 31, 2019, USAA and its affiliates owned 130,000 Adviser Shares, which represents 8.8% of the Adviser Shares outstanding and 0.3% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk

================================================================================

34  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019.

(10) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

(11) SUBSEQUENT EVENT NOTE

As previously announced, and as discussed in Note 1 to the Financial Statements, effective July 1, 2019, AMCO, the prior investment adviser to the Fund, and SAS, the prior transfer agent to the Fund, were acquired by Victory Holdings. PLEASE SEE THE SUPPLEMENT DATED JULY 1, 2019 TO THE FUND'S PROSPECTUS FOR ADDITIONAL IMPORTANT INFORMATION.

Effective July 1, 2019, Victory Capital is the new investment adviser and administrator to the USAA Mutual Funds; SAS was renamed Victory Capital Transfer Agency, Inc.; Victory Capital Advisers, Inc. is the new

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

distributor to the USAA Mutual Funds; Citi Fund Services of Ohio, Inc. serves as sub-administrator and sub-fund accountant for the USAA Mutual Funds; and FIS Investor Services LLC serve as sub-transfer agent and dividend disbursing agent for the USAA Mutual Funds. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, under the investment advisory agreement with Victory Capital, which took effect on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020, and only performance beginning as of July 1, 2020, and thereafter will be utilized in calculating performance adjustments through June 30, 2020.

Effective July 1, 2019, the line of credit (as discussed in the Notes to the Financial Statements in this annual report) among the Trust, with respect to its Funds, and CAPCO terminated; the Trust, with respect to its Funds, along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption request that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

================================================================================

36  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2017 (the IFL Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each Fund to directly lend and borrow money to or from certain other affiliated Funds relying upon the IFL Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the IFL Order, by averaging the current repurchase agreement rate and the current bank loan rate.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MAY 31,
                               ----------------------------------------------------------------------------
                                   2019             2018             2017             2016             2015
                               ----------------------------------------------------------------------------
Net asset value at
  beginning of period          $  12.87         $  12.93         $  13.90         $  12.29         $  14.12
                               ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                  (.03)(a)         (.05)(a)          .14              .08             (.06)(a)
  Net realized and
    unrealized gain (loss)         (.68)(a)         (.01)(a)         (.60)            1.53(b)         (1.61)(a)
                               ----------------------------------------------------------------------------
Total from investment
  operations                       (.71)(a)         (.06)(a)         (.46)            1.61            (1.67)(a)
                               ----------------------------------------------------------------------------
Less distributions from:
  Net investment income               -                -             (.51)               -             (.16)
                               ----------------------------------------------------------------------------
Net asset value at end
  of period                    $  12.16         $  12.87         $  12.93         $  13.90         $  12.29
                               ============================================================================
Total return (%)*                 (5.52)            (.46)           (2.68)           13.10(b)        (11.77)
Net assets at end
  of period (000)              $468,208         $540,952         $585,515         $647,140         $573,456
Ratios to average
  daily net assets:**
  Expenses (%)(c)                  1.31             1.23             1.22             1.33             1.25
  Net investment
    income (loss) (%)              (.22)            (.36)             .02             (.31)            (.46)
Portfolio turnover (%)                7               13               14               17                8

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $470,901,000.
(a) Calculated using average shares. For the year ended May 31, 2019, average shares were 39,926,000.
(b) During the year ended May 31, 2016, the Manager reimbursed the Fund Shares $50,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the Fund Shares' net realized loss and total return was less than $0.01/0.01% per share.
(c) Does not include acquired fund fees, if any.

================================================================================

38  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MAY 31,
                                ---------------------------------------------------------------------------
                                   2019             2018             2017             2016             2015
                                ---------------------------------------------------------------------------
Net asset value at
  beginning of period           $ 13.06           $13.07           $13.98          $ 12.34         $  14.17
                                ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)(a)                .01             (.01)             .07              .01             (.03)
  Net realized and
    unrealized gain (loss)(a)      (.67)            0.00(b)          (.47)            1.63(c)         (1.60)
                                ---------------------------------------------------------------------------
Total from investment
  operations(a)                    (.66)            (.01)            (.40)            1.64            (1.63)
                                ---------------------------------------------------------------------------
Less distributions from:
  Net investment income               -                -             (.51)               -             (.20)
                                ---------------------------------------------------------------------------
Net asset value at end
  of period                     $ 12.40           $13.06           $13.07          $ 13.98         $  12.34
                                ===========================================================================
Total return (%)*                 (5.05)            (.08)           (2.23)           13.29(c)        (11.46)
Net assets at end
  of period (000)               $21,327           $3,632           $2,893          $14,050         $161,591
Ratios to average daily
  net assets:**
  Expenses (%)(d)                  1.00(e)           .89              .76              .99              .99
  Expenses, excluding
    reimbursements (%)(d)          1.19                -                -                -                -
  Net investment
    income (loss) (%)               .12             (.07)             .46              .13             (.20)
Portfolio turnover (%)                7               13               14               17                8

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $13,211,000.
(a) Calculated using average shares. For the year ended May 31, 2019, average shares were 1,091,000.
(b) Represents less than $0.01 per share.
(c) During the year ended May 31, 2016, the Manager reimbursed the Institutional Shares $1,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the Institutional Shares' net realized loss and total return was less than $0.01/0.01% per share.
(d) Does not include acquired fund fees, if any.
(e) Effective June 6, 2018, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares' average daily net assets.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  39

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MAY 31,
                                ---------------------------------------------------------------------------
                                   2019             2018             2017             2016             2015
                                ---------------------------------------------------------------------------
Net asset value at
  beginning of period           $ 12.74          $ 12.82          $ 13.79          $ 12.20          $ 14.01
                                ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                  (.03)(a)          .16              .04             (.04)(a)         (.08)(a)
  Net realized and
    unrealized gain (loss)         (.67)(a)         (.24)            (.50)            1.63(a),(b)     (1.58)(a)
                                ---------------------------------------------------------------------------
Total from investment
  operations                       (.70)(a)         (.08)            (.46)            1.59(a)         (1.66)(a)
                                ---------------------------------------------------------------------------
Less distributions from:
  Net investment income               -                -             (.51)               -             (.15)
                                ---------------------------------------------------------------------------
Redemption fees added to
  beneficial interests                -              .00(c)           .00(c)           .00(c)           .00(c)
                                ---------------------------------------------------------------------------
  Net asset value at end
    of period                   $ 12.04          $ 12.74          $ 12.82          $ 13.79          $ 12.20
                                ===========================================================================
Total return (%)*                 (5.49)            (.62)           (2.68)           13.03(b)        (11.83)
Net assets at end
  of period (000)               $17,744          $16,881          $18,309          $16,873          $12,357
Ratios to average daily
  net assets:**
  Expenses (%)(d)                  1.38             1.30             1.30             1.37             1.39(e)
  Expenses, excluding
    reimbursements (%)(d)          1.38             1.30             1.30             1.37             1.39
  Net investment income (%)        (.27)            (.43)            (.04)            (.36)            (.60)
Portfolio turnover (%)                7               13               14               17                8

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $16,186,000.
(a) Calculated using average shares. For the year ended May 31, 2019, average shares were 1,388,000.
(b) During the year ended May 31, 2016, the Manager reimbursed the Adviser Shares $1,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the Adviser Shares' net realized loss and total return was less than $0.01/0.01% per share.
(c) Represents less than $0.01 per share.
(d) Does not include acquired fund fees, if any.
(e) Prior to October 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.45% of the Adviser Shares' average daily net assets.

================================================================================

40  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2018, through May 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                          EXPENSES PAID
                                          BEGINNING                 ENDING               DURING PERIOD*
                                        ACCOUNT VALUE            ACCOUNT VALUE          DECEMBER 1, 2018-
                                       DECEMBER 1, 2018          MAY 31, 2019             MAY 31, 2019
                                       ------------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00               $1,172.60                    $6.99

Hypothetical
 (5% return before expenses)                1,000.00                1,018.50                     6.49

INSTITUTIONAL SHARES
Actual                                      1,000.00                1,174.20                     5.47

Hypothetical
 (5% return before expenses)                1,000.00                1,019.90                     5.09

ADVISER SHARES
Actual                                      1,000.00                1,172.30                     7.58

Hypothetical
 (5% return before expenses)                1,000.00                1,017.95                     7.04

*Expenses are equal to the annualized expense ratio of 1.29% for Fund Shares, 1.01% for Institutional Shares, and 1.40% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 17.26% for Fund Shares, 17.42% for Institutional Shares, and 17.23% for Adviser Shares for the six-month period of December 1, 2018, through May 31, 2019.

================================================================================

42  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent

================================================================================

44  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

   o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

   o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

   o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

   o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

   o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment).

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      For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

   o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

   o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

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                                                     ADVISORY AGREEMENT(S) |  47
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   o  VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

   o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

   o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

   o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

   o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

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THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY
CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience,

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                                                     ADVISORY AGREEMENT(S) |  49
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education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

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PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the
Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation

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                                                     ADVISORY AGREEMENT(S) |  51
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agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly
(i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

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THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS
GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

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                                                     ADVISORY AGREEMENT(S) |  53
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FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board
considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND THE MANAGER)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the (i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting of the Board of Trustees (the Board) held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager;

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Upon the closing of the transaction, on behalf of the Fund, Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and the Manager will terminate and the new investment advisory agreement between the Trust and Victory Capital will go into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are included in this annual report.

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                                                     ADVISORY AGREEMENT(S) |  55
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and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions,

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and reports during the preceding year. The Board considered the fees paid to the
Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial where withal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

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EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended

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December 31, 2018, was lower than the average of its performance universe and above its Lipper index for the three-year period ended December 31, 2018, and was lower than its performance universe and its Lipper index for the five- and ten-year periods ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the top 25% of its performance universe for the one-year period ended December 31, 2018, and was in the bottom 50% of its performance universe for the three-, five- and ten-year periods ended December 31, 2018. The Board took into account management's discussion of the Fund's performance, noting certain differences in the Fund's investment strategy with the investment strategies of the funds in the performance universe.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board

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                                                     ADVISORY AGREEMENT(S) |  59
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also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the Board) of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information (SAI).

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

62  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

64  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as

================================================================================

66  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

================================================================================

68  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17); Senior Compliance Advisor, USAA Mutual Funds Trust (2010-2014).

THE FOLLOWING OFFICERS SERVED IN THEIR RESPECTIVE OFFICE UNTIL JULY 1, 2019, AT WHICH POINT EACH OF THE FOLLOWING OFFICERS RESIGNED FROM THEIR RESPECTIVE OFFICE AND NO LONGER SERVE IN THESE POSITIONS.

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-06/19); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-06/19); Head of Equities, Equity Investments, AMCO (01/12-present).

================================================================================

70  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-06/19); Assistant Secretary, USAA ETF Trust (01/19-06/19); Senior Attorney, FASG General Counsel, USAA (09/17-06/19); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-06/19); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

AS OF JULY 1, 2019
TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1700
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the USAA AMCO's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and
(iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

================================================================================

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23407-0719


[LOGO OF USAA USAA(R)]
----------------------
    MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                    May 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA Treasury Money Market Trust(R)

         FUND
        SHARES
        UATXX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

"... LONG-TERM INVESTORS SHOULD NEVER MAKE
DECISIONS IN HASTE. THEY SHOULD MAKE                [PHOTO OF BROOKS ENGLEHARDT]
THOUGHTFUL DECISIONS BASED ON THEIR LONG-TERM
OBJECTIVES, TIME HORIZON, AND RISK TOLERANCE."

--------------------------------------------------------------------------------

JULY 2019

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc. (Victory Holdings), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). In connection with the Transaction, also as previous announced, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019; and Victory Capital became the investment adviser to each USAA Mutual Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION ABOUT CHANGES THAT TOOK EFFECT ON JULY 1, 2019.

Softening global economic conditions and escalating trade tensions rattled investors during the 12-month reporting period ended May 31, 2019. When the reporting period began in June 2018, the global economy was expanding across most regions and countries, led by the U.S. In this environment, stocks generally advanced. In the fixed income market, U.S. Treasury yields rose, as the U.S. Federal Reserve ("Fed") continued to tighten monetary policy.

Signs of trouble emerged during the summer of 2018. The U.S. economic expansion continued, but growth in a number of other economies, including some European countries and China, showed a weakening trend. By the autumn of 2018, investors' fears of a global economic slowdown, combined with harsh U.S.-China trade rhetoric and Brexit-related uncertainty in Europe, sparked a surge in market volatility. Global stocks dropped, with most of the decline occurring in December 2018. At the same time, intermediate- and longer-term yields fell, as investors anticipated a change in Fed monetary policy. Indeed, after having raised short-term interest rates four times during 2018, Fed officials announced in January 2019 that they would "pause," retreating from their earlier plan to raise interest rates in 2019. Stocks rallied in response and by April 2019 had recovered most of the ground they had lost. In May 2019, ongoing trade tensions between the United States and China, as well as President Trump administration's threat to impose tariffs on Mexico, drove a renewed decline in stock prices. In the fixed income market, concerns that trade disputes would seriously undermine global

================================================================================

================================================================================

economic growth pushed down intermediate- and longer-term yields, which ended the reporting period lower than they started. The yield on the 10-year U.S. Treasury note, which began June 2018 at 2.89%, rose to 3.24% on November 8, 2018--its high point of the period--and fell to 2.13% by May 31, 2019.

In the final months of the reporting period, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. A yield-curve inversion warrants attention because it has been a reliable recession indicator. Although recessions do not automatically follow inversions, a downward-sloped yield curve has preceded every U.S. recession since the 1960s. That said, the lag between an inversion and a recession has been inconsistent. At USAA Investments, A Victory Capital Investment Franchise, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years, with no clear pattern to provide useful guidance. And as I write to you, we see no recession on the horizon. First, the U.S. economy continues to grow, albeit at a slower pace than in 2018. Second, the Fed has made clear its commitment to pause its interest rate hikes, and there is a growing belief in the markets that policymakers may even cut interest rates in 2019. (In early June 2019, after the end of the reporting period, Fed Chair Jerome Powell stated that the U.S. central bank was monitoring the escalation in trade tensions and could potentially respond by cutting interest rates if U.S. economic conditions deteriorate.)

At USAA Investments, our team of portfolio managers will continue to monitor the financial markets, economic conditions, the global trade regime, Fed policy, the direction of longer-term interest rates, and other issues that have the potential to affect your investments. In the meantime, I would advise you to ignore media "noise" about such matters. Media "noise" is meant to provoke an emotional reaction, which can lead to hasty decision-making. In my opinion, long-term investors should never make decisions in haste. They should make thoughtful decisions based on their long-term objectives, time horizon, and risk tolerance. Dollar-cost averaging, in which you invest a set amount on a regular basis, is a strategy that can help you stay on track. Another effective strategy is diversification, which can potentially insulate a portfolio from market turbulence or changes in performance leadership.

If you would like to review your portfolio to confirm that it is properly aligned with your investment plan, please contact one of our financial advisors. You might want to make that call before the summer gets fully underway. When we are traveling and spending time with family and friends, it can be tempting to put off decisions on financial matters.

From all of us at USAA Investments, A Victory Capital Investment Franchise, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY                                                           1

INVESTMENT OVERVIEW                                                            3

SHAREHOLDER VOTING RESULTS                                                     7

FINANCIAL INFORMATION

   Distributions to Shareholders                                               8

   Report of Independent Registered
     Public Accounting Firm                                                    9

   Portfolio of Investments                                                   10

   Notes to Portfolio of Investments                                          15

   Financial Statements                                                       16

   Notes to Financial Statements                                              19

   Financial Highlights                                                       29

EXPENSE EXAMPLE                                                               30

ADVISORY AGREEMENT(S)                                                         32

TRUSTEES' AND OFFICERS' INFORMATION                                           50

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

    [PHOTO OF ANTHONY M. ERA]                   [PHOTO OF CODY PERKINS]

    ANTHONY M. ERA, Jr.                         CODY PERKINS, CFA*

--------------------------------------------------------------------------------

o WHAT WERE THE MARKET CONDITIONS DURING THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2019?

    The Fed started the reporting period with a short-term interest rate hike and ended it on pause, with the future direction uncertain. In June 2018, when the reporting period began, Fed officials raised the federal funds rate (fed funds) by 0.25% to a target range between 1.75% and 2.00%. At the same time, they indicated that two more interest rate increases likely were on tap in 2018. Indeed, at both their September 2018 and December 2018 meetings, Fed policymakers lifted the fed funds rate, by 0.25% on each occasion, to a target range between 2.25% and 2.50% by year end. Policymakers also reduced the number of their projected 2019 interest rate hikes--from the three forecasted at their September 2018 meeting to two at their December 2018 meeting. In January 2019, Fed officials decided to leave the fed funds rate unchanged, eliminated language about future increases, and said they would be "patient" about further interest rate hikes. In March 2019, the Fed remained on hold, with policymakers agreeing to pause their monetary policy tightening. Fed officials maintained their pause through the end of the reporting period, saying at their April 30-May 1, 2019, meeting that they were less likely to raise interest rates in 2019 than previously anticipated.

    As a result of the Fed's interest rate hikes during 2018, short-term interest rates moved higher. This resulted, in turn, in an increase in yields on U.S. Treasury bills and short-term notes during the reporting period.

    *Cody Perkins began co-managing the Fund in October 2018.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

o HOW DID THE USAA TREASURY MONEY MARKET TRUST (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2019, the seven-day yield on the Fund was 1.85%. The total return for the same period was 1.88% compared to an average of 1.62% for all retail money market funds that hold U.S.
    Treasuries and repurchase agreements backed by the U.S. Treasury ranked by iMoneyNet, Inc.

    Effective July 1, 2019, Victory Capital serves as the Fund's investment adviser. Prior to July 1, 2019, AMCO served as the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

    In keeping with our investment approach, we continued to invest the Fund in maturities of 397 days or less that are backed by the full faith and credit of the U.S. government. During the reporting period, the Fund extended its weighted average maturity in expectation of a less accommodative monetary stance by the Fed. The Fund also maintained or slightly increased its weighting in U.S. Treasury floating-rate notes in anticipation that short-term interest rates would continue to move upward over the near term.

    Thank you for allowing us to help you manage your investments.

    Refer to page 3 for the iMoneyNet, Inc. definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA TREASURY MONEY MARKET TRUST

================================================================================

INVESTMENT OVERVIEW

                 o AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 o

-------------------------------------------------------------------------------------------
                                                  1 YEAR           5 YEAR           10 YEAR
-------------------------------------------------------------------------------------------
USAA Treasury Money Market Trust                  1.88%             0.58%             0.29%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  3

================================================================================

                        o 7-DAY YIELD COMPARISON O

                     [CHART OF 7-DAY YIELD COMPARISON]

                                 USAA TREASURY
                                 MONEY MARKET                    iMONEYNET, INC.
                                     TRUST                           AVERAGE
 5/29/2018                           1.170                            1.080
 6/26/2018                           1.250                            1.200
 7/31/2018                           1.330                            1.260
 8/28/2018                           1.390                            1.300
 9/25/2018                           1.450                            1.320
10/30/2018                           1.570                            1.540
11/27/2018                           1.620                            1.570
12/24/2018                           1.790                            1.810
 1/29/2019                           1.850                            1.750
 2/26/2019                           1.860                            1.760
 3/26/2019                           1.880                            1.790
 4/30/2019                           1.840                            1.820
 5/28/2019                           1.850                            1.750

                                   [END CHART]

        Data represents the last Tuesday of each month. Ending date 5/28/19.

The graph tracks the Fund's seven-day yield against the iMoneyNet, Inc. average for all retail money market funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury and all retail money funds that hold 100% in U.S. Treasuries. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

================================================================================

4  | USAA TREASURY MONEY MARKET TRUST

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                     [CHART OF GROWTH OF $10,000 INVESTMENT]

                                                         USAA TREASURY
                                                         MONEY MARKET
                                                             TRUST
05/31/09                                                  $10,000.00
06/30/09                                                   10,000.00
07/31/09                                                   10,000.00
08/31/09                                                   10,000.00
09/30/09                                                   10,000.00
10/31/09                                                   10,000.00
11/30/09                                                   10,000.00
12/31/09                                                   10,000.00
01/31/10                                                   10,000.00
02/28/10                                                   10,000.00
03/31/10                                                   10,000.00
04/30/10                                                   10,000.00
05/31/10                                                   10,000.00
06/30/10                                                   10,000.00
07/31/10                                                   10,000.00
08/31/10                                                   10,000.00
09/30/10                                                   10,000.00
10/31/10                                                   10,000.00
11/30/10                                                   10,000.00
12/31/10                                                   10,000.00
01/31/11                                                   10,000.00
02/28/11                                                   10,000.00
03/31/11                                                   10,000.00
04/30/11                                                   10,000.00
05/31/11                                                   10,000.00
06/30/11                                                   10,000.00
07/31/11                                                   10,000.00
08/31/11                                                   10,000.00
09/30/11                                                   10,000.00
10/31/11                                                   10,000.00
11/30/11                                                   10,000.00
12/31/11                                                   10,000.00
01/31/12                                                   10,000.00
02/29/12                                                   10,000.00
03/31/12                                                   10,000.00
04/30/12                                                   10,000.00
05/31/12                                                   10,000.00
06/30/12                                                   10,000.00
07/31/12                                                   10,000.00
08/31/12                                                   10,000.00
09/30/12                                                   10,000.00
10/31/12                                                   10,000.00
11/30/12                                                   10,000.00
12/31/12                                                   10,000.00
01/31/13                                                   10,000.00
02/28/13                                                   10,000.00
03/31/13                                                   10,000.00
04/30/13                                                   10,000.00
05/31/13                                                   10,000.00
06/30/13                                                   10,000.00
07/31/13                                                   10,000.00
08/31/13                                                   10,000.00
09/30/13                                                   10,000.00
10/31/13                                                   10,000.00
11/30/13                                                   10,000.00
12/31/13                                                   10,000.00
01/31/14                                                   10,000.00
02/28/14                                                   10,000.00
03/31/14                                                   10,000.00
04/30/14                                                   10,000.00
05/31/14                                                   10,000.00
06/30/14                                                   10,000.00
07/31/14                                                   10,000.00
08/31/14                                                   10,000.00
09/30/14                                                   10,000.00
10/31/14                                                   10,000.00
11/30/14                                                   10,000.00
12/31/14                                                   10,000.00
01/31/15                                                   10,000.00
02/28/15                                                   10,000.00
03/31/15                                                   10,000.00
04/30/15                                                   10,000.00
05/31/15                                                   10,000.00
06/30/15                                                   10,000.00
07/31/15                                                   10,001.00
08/31/15                                                   10,001.00
09/30/15                                                   10,001.00
10/31/15                                                   10,001.00
11/30/15                                                   10,001.00
12/31/15                                                   10,001.00
01/31/16                                                   10,001.00
02/29/16                                                   10,001.00
03/31/16                                                   10,001.00
04/30/16                                                   10,001.00
05/31/16                                                   10,001.00
06/30/16                                                   10,001.00
07/31/16                                                   10,001.00
08/31/16                                                   10,001.00
09/30/16                                                   10,001.00
10/31/16                                                   10,001.00
11/30/16                                                   10,001.00
12/31/16                                                   10,001.00
01/31/17                                                   10,001.00
02/28/17                                                   10,002.00
03/31/17                                                   10,004.00
04/30/17                                                   10,006.00
05/31/17                                                   10,009.00
06/30/17                                                   10,014.00
07/31/17                                                   10,019.00
08/31/17                                                   10,024.00
09/30/17                                                   10,030.00
10/31/17                                                   10,035.00
11/30/17                                                   10,042.00
12/31/17                                                   10,049.00
01/31/18                                                   10,057.00
02/28/18                                                   10,065.00
03/31/18                                                   10,075.00
04/30/18                                                   10,086.00
05/31/18                                                   10,098.00
06/30/18                                                   10,110.00
07/31/18                                                   10,123.00
08/31/18                                                   10,139.00
09/30/18                                                   10,152.00
10/31/18                                                   10,167.00
11/30/18                                                   10,184.00
12/31/18                                                   10,201.00
01/31/19                                                   10,218.00
02/28/19                                                   10,234.00
03/31/19                                                   10,252.00
04/30/19                                                   10,270.00
05/31/19                                                   10,289.00

                                   [END CHART]

                     Data from 5/31/09 through 5/31/19.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Treasury Money Market Trust.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For seven-day yield information, please refer to the Fund's Investment Overview page.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                           o PORTFOLIO MIX - 5/31/19 o
                                (% of Net Assets)

                          [PIE CHART OF PORTFOLIO MIX]

U.S. TREASURY BILLS                                                        49.5%
REPURCHASE AGREEMENTS                                                      27.0%
U.S. TREASURY NOTES                                                        23.4%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

6  | USAA TREASURY MONEY MARKET TRUST

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, and on May 8, 2019, special meetings of shareholders were held to vote on two proposals relating to the series of the USAA Mutual Funds Trust (Trust). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

On May 8, 2019, a special meeting was held to approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby AMCO was acquired by Victory Holdings, the parent company of Victory Capital.

                             NUMBER OF SHARES VOTING
---------------------------------------------------------------------------------
     FOR                               AGAINST                          ABSTAIN
---------------------------------------------------------------------------------
1,985,584,614                        201,164,200                      154,488,415

PROPOSAL 2

On April 18, 2019, a special meeting was held to elect two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested trustee" as defined in the Investment Company Act of 1940, as amended (1940 Act); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                                NUMBER OF SHARES VOTING
------------------------------------------------------------------------------------
TRUSTEES                                FOR                           VOTES WITHHELD
------------------------------------------------------------------------------------
David C. Brown                     8,299,565,565                       820,887,736
John C. Walters                    8,317,935,885                       802,517,416

================================================================================

                                                 SHAREHOLDER VOTING RESULTS |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2019:

                                 QUALIFIED INTEREST
                                      INCOME
                                 ------------------
                                    $82,178,000
                                 ------------------

For the fiscal year ended May 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

8  | USAA TREASURY MONEY MARKET TRUST

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TREASURY MONEY MARKET TRUST:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA Treasury Money Market Trust (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 23, 2019

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2019

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON          FINAL              VALUE
(000)         SECURITY                                                     RATE         MATURITY             (000)
------------------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES (72.9%)

              BILLS (49.5%)(a)
$       900   U.S. Treasury Bill                                           2.22%      12/05/2019        $      890
      1,100   U.S. Treasury Bill                                           2.24       12/05/2019             1,087
      1,500   U.S. Treasury Bill                                           2.24       12/05/2019             1,483
     12,800   U.S. Treasury Bill                                           2.26       12/05/2019            12,650
      4,100   U.S. Treasury Bill                                           2.27       10/10/2019             4,066
     25,000   U.S. Treasury Bill                                           2.28        8/08/2019            24,892
      1,100   U.S. Treasury Bill                                           2.28        8/15/2019             1,095
     80,000   U.S. Treasury Bill                                           2.29        7/05/2019            79,827
     40,000   U.S. Treasury Bill                                           2.29        8/01/2019            39,845
     10,200   U.S. Treasury Bill                                           2.29        8/15/2019            10,151
     50,000   U.S. Treasury Bill                                           2.30        8/22/2019            49,739
     16,000   U.S. Treasury Bill                                           2.30        8/29/2019            15,909
      3,600   U.S. Treasury Bill                                           2.30       10/10/2019             3,570
     65,000   U.S. Treasury Bill                                           2.30       10/17/2019            64,428
      7,000   U.S. Treasury Bill                                           2.30       12/05/2019             6,917
     50,000   U.S. Treasury Bill                                           2.30       12/05/2019            49,402
      1,700   U.S. Treasury Bill                                           2.31        8/29/2019             1,690
      1,200   U.S. Treasury Bill                                           2.31       10/10/2019             1,190
      2,900   U.S. Treasury Bill                                           2.31       11/07/2019             2,870
      2,300   U.S. Treasury Bill                                           2.31       11/14/2019             2,276
      3,800   U.S. Treasury Bill                                           2.31       12/05/2019             3,754
      3,000   U.S. Treasury Bill                                           2.32       10/10/2019             2,975
      2,100   U.S. Treasury Bill                                           2.32       11/07/2019             2,079
      1,800   U.S. Treasury Bill                                           2.32       11/07/2019             1,782
      4,900   U.S. Treasury Bill                                           2.32       11/07/2019             4,850
      1,800   U.S. Treasury Bill                                           2.32       12/05/2019             1,778
      1,800   U.S. Treasury Bill                                           2.32       12/05/2019             1,778
      4,500   U.S. Treasury Bill                                           2.33       10/10/2019             4,462
      1,800   U.S. Treasury Bill                                           2.33       10/24/2019             1,783
      1,900   U.S. Treasury Bill                                           2.33       11/07/2019             1,881
     50,000   U.S. Treasury Bill                                           2.33       11/07/2019            49,485
     27,000   U.S. Treasury Bill                                           2.34        7/25/2019            26,905
      1,300   U.S. Treasury Bill                                           2.34        8/01/2019             1,295
     20,000   U.S. Treasury Bill                                           2.34       10/24/2019            19,811
     50,000   U.S. Treasury Bill                                           2.34       10/24/2019            49,528

================================================================================

10  | USAA TREASURY MONEY MARKET TRUST

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON          FINAL              VALUE
(000)         SECURITY                                                     RATE         MATURITY             (000)
------------------------------------------------------------------------------------------------------------------
$     1,000   U.S. Treasury Bill                                           2.34%      11/07/2019       $       990
     32,000   U.S. Treasury Bill                                           2.34       11/07/2019            31,669
     20,000   U.S. Treasury Bill                                           2.35        6/13/2019            19,984
     52,000   U.S. Treasury Bill                                           2.35        7/11/2019            51,864
     45,000   U.S. Treasury Bill                                           2.35        7/18/2019            44,862
      3,300   U.S. Treasury Bill                                           2.35       10/10/2019             3,272
      1,000   U.S. Treasury Bill                                           2.35       10/17/2019               991
     20,000   U.S. Treasury Bill                                           2.35       10/17/2019            19,820
      4,000   U.S. Treasury Bill                                           2.35       10/24/2019             3,962
      2,200   U.S. Treasury Bill                                           2.35       10/24/2019             2,179
      1,000   U.S. Treasury Bill                                           2.35       11/07/2019               990
      1,400   U.S. Treasury Bill                                           2.35       11/07/2019             1,386
      5,100   U.S. Treasury Bill                                           2.36        6/06/2019             5,098
     60,000   U.S. Treasury Bill                                           2.36        6/06/2019            59,980
     23,000   U.S. Treasury Bill                                           2.36        6/13/2019            22,982
    100,000   U.S. Treasury Bill                                           2.36        7/05/2019            99,778
      2,100   U.S. Treasury Bill                                           2.36        7/11/2019             2,095
      5,900   U.S. Treasury Bill                                           2.36        8/22/2019             5,868
     75,000   U.S. Treasury Bill                                           2.36        9/19/2019            74,459
      7,000   U.S. Treasury Bill                                           2.36       10/10/2019             6,940
     22,000   U.S. Treasury Bill                                           2.36       10/17/2019            21,801
      1,200   U.S. Treasury Bill                                           2.36       10/17/2019             1,189
     25,000   U.S. Treasury Bill                                           2.37        6/13/2019            24,980
     53,000   U.S. Treasury Bill                                           2.37        6/27/2019            52,909
     25,000   U.S. Treasury Bill                                           2.37        7/18/2019            24,923
     30,000   U.S. Treasury Bill                                           2.37        8/15/2019            29,852
      2,700   U.S. Treasury Bill                                           2.37       10/10/2019             2,677
     75,000   U.S. Treasury Bill                                           2.37       10/10/2019            74,355
      2,500   U.S. Treasury Bill                                           2.37       10/10/2019             2,478
     30,000   U.S. Treasury Bill                                           2.38        6/06/2019            29,990
     25,000   U.S. Treasury Bill                                           2.38        6/06/2019            24,992
      5,000   U.S. Treasury Bill                                           2.38        6/06/2019             4,998
     25,000   U.S. Treasury Bill                                           2.38        6/20/2019            24,969
     35,000   U.S. Treasury Bill                                           2.38        6/20/2019            34,956
      8,000   U.S. Treasury Bill                                           2.38        6/27/2019             7,986
     30,000   U.S. Treasury Bill                                           2.38        6/27/2019            29,948
      1,900   U.S. Treasury Bill                                           2.38        7/11/2019             1,895
      7,600   U.S. Treasury Bill                                           2.38       10/03/2019             7,538
     20,000   U.S. Treasury Bill                                           2.38       10/10/2019            19,827
      2,200   U.S. Treasury Bill                                           2.38       10/17/2019             2,180
      8,600   U.S. Treasury Bill                                           2.39        6/06/2019             8,597
     60,000   U.S. Treasury Bill                                           2.39        6/13/2019            59,952
     50,000   U.S. Treasury Bill                                           2.39        7/11/2019            49,867

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON          FINAL              VALUE
(000)         SECURITY                                                     RATE         MATURITY             (000)
------------------------------------------------------------------------------------------------------------------
$    10,000   U.S. Treasury Bill                                           2.39%       7/11/2019       $     9,974
     25,000   U.S. Treasury Bill                                           2.39        7/11/2019            24,934
      8,000   U.S. Treasury Bill                                           2.39        7/11/2019             7,979
     10,000   U.S. Treasury Bill                                           2.39        7/11/2019             9,973
      1,000   U.S. Treasury Bill                                           2.39        7/18/2019               997
     20,000   U.S. Treasury Bill                                           2.39        7/18/2019            19,938
      2,500   U.S. Treasury Bill                                           2.39        7/18/2019             2,492
      2,400   U.S. Treasury Bill                                           2.39        7/18/2019             2,393
     15,000   U.S. Treasury Bill                                           2.39        7/25/2019            14,946
     50,000   U.S. Treasury Bill                                           2.39        7/25/2019            49,821
      4,000   U.S. Treasury Bill                                           2.39       10/03/2019             3,967
      3,200   U.S. Treasury Bill                                           2.39       10/10/2019             3,172
      3,400   U.S. Treasury Bill                                           2.40        6/20/2019             3,396
      3,500   U.S. Treasury Bill                                           2.40        6/20/2019             3,496
      2,000   U.S. Treasury Bill                                           2.40        6/20/2019             1,997
      4,600   U.S. Treasury Bill                                           2.40        6/27/2019             4,592
      2,900   U.S. Treasury Bill                                           2.40        6/27/2019             2,895
      3,400   U.S. Treasury Bill                                           2.40        6/27/2019             3,394
     40,000   U.S. Treasury Bill                                           2.40        7/18/2019            39,875
      2,800   U.S. Treasury Bill                                           2.40        7/18/2019             2,791
      5,300   U.S. Treasury Bill                                           2.40        7/18/2019             5,283
      1,500   U.S. Treasury Bill                                           2.40        7/18/2019             1,495
     25,000   U.S. Treasury Bill                                           2.40        7/25/2019            24,910
      2,100   U.S. Treasury Bill                                           2.40        7/25/2019             2,092
      2,400   U.S. Treasury Bill                                           2.40        7/25/2019             2,391
      1,200   U.S. Treasury Bill                                           2.40        8/08/2019             1,195
     20,000   U.S. Treasury Bill                                           2.40        8/15/2019            19,900
      1,900   U.S. Treasury Bill                                           2.40        8/15/2019             1,891
     23,000   U.S. Treasury Bill                                           2.40        8/22/2019            22,874
     35,000   U.S. Treasury Bill                                           2.40        9/12/2019            34,760
      6,000   U.S. Treasury Bill                                           2.41        6/06/2019             5,998
      2,000   U.S. Treasury Bill                                           2.41        6/13/2019             1,998
      7,400   U.S. Treasury Bill                                           2.41        6/13/2019             7,394
      4,900   U.S. Treasury Bill                                           2.41        6/13/2019             4,896
      2,100   U.S. Treasury Bill                                           2.41        6/13/2019             2,098
     65,000   U.S. Treasury Bill                                           2.41        6/20/2019            64,918
      7,400   U.S. Treasury Bill                                           2.41        6/20/2019             7,391
      1,700   U.S. Treasury Bill                                           2.41        7/11/2019             1,695
     32,800   U.S. Treasury Bill                                           2.41        7/18/2019            32,697
      4,200   U.S. Treasury Bill                                           2.41        7/18/2019             4,187
     45,000   U.S. Treasury Bill                                           2.41        7/25/2019            44,837
     30,000   U.S. Treasury Bill                                           2.41        8/08/2019            29,864
     10,000   U.S. Treasury Bill                                           2.41        8/08/2019             9,954
     50,000   U.S. Treasury Bill                                           2.41        8/15/2019            49,749

================================================================================

12  | USAA TREASURY MONEY MARKET TRUST

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON          FINAL              VALUE
(000)         SECURITY                                                     RATE         MATURITY             (000)
------------------------------------------------------------------------------------------------------------------
$     3,200   U.S. Treasury Bill                                           2.41%      10/10/2019       $     3,172
      9,000   U.S. Treasury Bill                                           2.41       10/10/2019             8,921
     28,000   U.S. Treasury Bill                                           2.42        7/11/2019            27,925
      2,100   U.S. Treasury Bill                                           2.42        7/18/2019             2,093
      4,500   U.S. Treasury Bill                                           2.42        8/01/2019             4,482
      3,700   U.S. Treasury Bill                                           2.42        8/01/2019             3,685
      3,400   U.S. Treasury Bill                                           2.42        8/08/2019             3,384
     15,300   U.S. Treasury Bill                                           2.42        8/08/2019            15,230
     35,000   U.S. Treasury Bill                                           2.42        8/08/2019            34,840
     25,000   U.S. Treasury Bill                                           2.42        8/08/2019            24,886
     17,900   U.S. Treasury Bill                                           2.42        8/08/2019            17,818
      1,900   U.S. Treasury Bill                                           2.42        8/08/2019             1,891
      7,900   U.S. Treasury Bill                                           2.42        8/15/2019             7,860
      2,700   U.S. Treasury Bill                                           2.43        7/18/2019             2,691
      5,400   U.S. Treasury Bill                                           2.43        8/08/2019             5,375
      2,000   U.S. Treasury Bill                                           2.43        8/15/2019             1,990
      1,300   U.S. Treasury Bill                                           2.43        8/22/2019             1,293
      3,900   U.S. Treasury Bill                                           2.43        8/22/2019             3,878
      5,500   U.S. Treasury Bill                                           2.43        8/22/2019             5,470
      3,900   U.S. Treasury Bill                                           2.43        8/22/2019             3,878
     11,000   U.S. Treasury Bill                                           2.43        9/05/2019            10,929
     20,000   U.S. Treasury Bill                                           2.43        9/12/2019            19,861
      2,400   U.S. Treasury Bill                                           2.44        8/15/2019             2,388
     37,000   U.S. Treasury Bill                                           2.44        8/15/2019            36,812
      2,200   U.S. Treasury Bill                                           2.44        8/22/2019             2,188
      4,200   U.S. Treasury Bill                                           2.45        7/18/2019             4,187
                                                                                                        ----------
                                                                                                         2,404,767
                                                                                                        ----------
              NOTES (23.4%)
     56,000   U.S. Treasury Note                                           1.00       10/15/2019            55,717
    165,000   U.S. Treasury Note (3 mo. USTMMR + 0.00%)(b)                 2.32        1/31/2020           164,976
    150,000   U.S. Treasury Note (3 mo. USTMMR + 0.03%)(b)                 2.36        4/30/2020           150,004
    354,000   U.S. Treasury Note (3 mo. USTMMR + 0.05%)(b)                 2.37       10/31/2019           354,093
    412,000   U.S. Treasury Note (3 mo. USTMMR + 0.06%)(b)                 2.38        7/31/2019           412,051
                                                                                                        ----------
                                                                                                         1,136,841
                                                                                                        ----------
              Total U.S. Treasury Securities (cost: $3,541,608)                                          3,541,608
                                                                                                        ----------
              REPURCHASE AGREEMENTS (27.0%)
    665,000   Fixed Income Clearing Corp., 2.47%, acquired 5/31/2019 and due on
                6/03/2019 at $665,000 (collateralized by $665,000 of U.S. Treasury,
                3.63%, due 2/15/2044; market value $678,300)(c)                                            665,000
    107,000   Bank of America Corp., 2.48%, acquired 5/31/2019 and due on 6/03/2019 at
                $107,000 (collateralized by $108,283 of U.S. Treasury, 1.88% - 2.75%,
                due 11/30/2020 - 4/30/2022; market value $109,140)(c)                                      107,000

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                                       VALUE
(000)         SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
$   130,000   Credit Agricole Corp., 2.47%, acquired 5/31/2019 and due on 6/03/2019 at
                $130,000 (collateralized by $110,036 of U.S. Treasury, 1.88%, due
                7/15/2019; market value $132,600)(d)                                                    $  130,000
    150,000   Mitsubishi Securities International plc, 2.47%, acquired 5/31/2019 and due on 6/03/2019 at $150,000 (collateralized by $55,530 of U.S. Treasury,
                0.13% - 1.13%, due 1/15/2021 - 4/15/2022; $91,749 of U.S. Treasury,
                1.75% - 3.63%, due 12/31/2020 - 2/15/2044; combined market
                value $153,032)(c),(d)                                                                     150,000
     25,000   HSBC Bank USA, Inc., 2.48%, acquired 5/31/2019 and due
                on 6/03/2019 at $25,000 (collateralized by $30,962 of
                U.S. Treasury, 1.96% - 2.61%, due 6/20/2019 - 8/15/2042;
                market value $25,505)(c)                                                                    25,000
    200,000   Natixis Securities Americas, LLC, 2.48%, acquired 5/31/2019 and due on 6/03/2019 at $200,000 (collateralized by $2 of U.S. Treasury,
                2.31%, due 5/21/2020; $199,718 of U.S. Treasury, 1.63% - 3.63%,
                due 8/15/2019 - 9/30/2025; combined market value $204,042)(a),(c)                          200,000
     35,000   TD Securities USA, LLC, 2.47%, acquired 5/31/2019 and due on
                6/03/2019 at $35,000 (collateralized by $35,811 of U.S. Treasury,
                1.75%, due 3/31/2022; market value $35,707)(c)                                              35,000
                                                                                                        ----------
              Total Repurchase Agreements (cost: $1,312,000)                                             1,312,000
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $4,853,608)                                                      $4,853,608
                                                                                                        ==========

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1             LEVEL 2             LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities:
  Bills                                               $-          $2,404,767                  $-        $2,404,767
  Notes                                                -           1,136,841                   -         1,136,841
Repurchase Agreements                                  -           1,312,000                   -         1,312,000
------------------------------------------------------------------------------------------------------------------
Total                                                 $-          $4,853,608                  $-        $4,853,608
------------------------------------------------------------------------------------------------------------------

================================================================================

14  | USAA TREASURY MONEY MARKET TRUST

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    USTMMR      Quarterly US Treasury Money Market Rate

o   SPECIFIC NOTES

    (a) Rate represents an annualized yield at time of purchase, not coupon rate.

    (b) Rates for U.S. Treasury floating-rate notes rise and fall based on discount rates in auctions of 13-week Treasury bills, and are paid quarterly.

    (c) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (d) U.S. Treasury inflation-indexed notes - designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  15

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)             $3,541,608
   Investments in repurchase agreements (cost approximates market value)             1,312,000
   Cash                                                                                    726
   Receivables:
      Capital shares sold                                                               41,213
      Interest                                                                           2,484
                                                                                    ----------
         Total assets                                                                4,898,031
                                                                                    ----------
LIABILITIES
   Payables:
      Capital shares redeemed                                                           38,193
      Dividends on capital shares                                                            6
   Accrued management fees                                                                 515
   Other accrued expenses and payables                                                     319
                                                                                    ----------
         Total liabilities                                                              39,033
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $4,858,998
                                                                                    ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                  $4,858,998
                                                                                    ==========
   Capital shares outstanding, no par value                                          4,858,998
                                                                                    ==========
   Net asset value, redemption price, and offering price per share                  $     1.00
                                                                                    ==========

See accompanying notes to financial statements.

================================================================================

16  | USAA TREASURY MONEY MARKET TRUST

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                     $97,505
                                                                                       -------
EXPENSES
   Management fees                                                                       5,449
   Administration and servicing fees                                                     4,359
   Transfer agent's fees                                                                 4,359
   Custody and accounting fees                                                             302
   Postage                                                                                 479
   Shareholder reporting fees                                                               27
   Trustees' fees                                                                           37
   Registration fees                                                                       161
   Professional fees                                                                       105
   Other                                                                                    49
                                                                                       -------
            Total expenses                                                              15,327
                                                                                       -------
NET INVESTMENT INCOME                                                                  $82,178
                                                                                       =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------------------------------

                                                                                    2019                      2018
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                    $     82,178              $     29,773
                                                                            --------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS                                                           (82,178)                  (29,773)
                                                                            --------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                  12,721,521                12,083,156
   Reinvested dividends                                                           82,115                    29,749
   Cost of shares redeemed                                                   (11,676,997)              (11,006,596)
                                                                            --------------------------------------
      Increase in net assets from capital share transactions                   1,126,639                 1,106,309
                                                                            --------------------------------------
   Net increase in net assets                                                  1,126,639                 1,106,309

NET ASSETS
   Beginning of year                                                           3,732,359                 2,626,050
                                                                            --------------------------------------
   End of year                                                              $  4,858,998              $  3,732,359
                                                                            ======================================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                12,721,521                12,083,156
   Shares issued for dividends reinvested                                         82,115                    29,749
   Shares redeemed                                                           (11,676,997)              (11,006,596)
                                                                            --------------------------------------
      Increase in shares outstanding                                           1,126,639                 1,106,309
                                                                            ======================================

See accompanying notes to financial statements.

================================================================================

18  | USAA TREASURY MONEY MARKET TRUST

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA Treasury Money Market Trust (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund seeks to provide investors maximum current income while maintaining the highest degree of safety and liquidity.

The Fund operates as a government money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a government money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Holdings, a global investment management firm headquartered in Cleveland, Ohio (the Transaction), on July 1, 2019.

A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

on behalf of the Fund, and Victory Capital Management, Inc. (Victory Capital), an independent investment management company. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2.  Repurchase agreements are valued at cost.

    3. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or

================================================================================

20  | USAA TREASURY MONEY MARKET TRUST

================================================================================

    liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At May 31, 2019, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated

================================================================================

22  | USAA TREASURY MONEY MARKET TRUST

================================================================================

    assets with a market value equal to or greater than the amount of its purchase commitments.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended May 31, 2019, the Fund paid CAPCO facility fees of $35,000, which represents 5.2% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2019, and 2018, was as follows:

                                           2019                         2018
                                       ----------------------------------------
Ordinary income*                       $82,178,000                  $29,773,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

The cost of securities at May 31, 2019, for federal income tax purposes, was $4,853,608,000.

(4) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the

================================================================================

24  | USAA TREASURY MONEY MARKET TRUST

================================================================================

Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average daily net assets. For the year ended May 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $5,449,000. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average daily net assets. For the year ended May 31, 2019, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $4,359,000.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2019, the Fund reimbursed the Manager $26,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

TRANSFER AGENT'S - SAS, an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average daily net assets for the fiscal year. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2019, the Fund incurred transfer agent's fees, paid or payable to SAS, of $4,359,000. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(6) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019.

(7) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

================================================================================

26  | USAA TREASURY MONEY MARKET TRUST

================================================================================

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

(8) SUBSEQUENT EVENT NOTE

As previously announced, and as discussed in Note 1 to the Financial Statements, effective July 1, 2019, AMCO, the prior investment adviser to the Fund, and SAS, the prior transfer agent to the Fund, were acquired by Victory Holdings. Please see the supplement dated July 1, 2019 to the Fund's prospectus for additional important information.

Effective July 1, 2019, Victory Capital is the new investment adviser and administrator to the USAA Mutual Funds; SAS was renamed Victory Capital Transfer Agency, Inc.; Victory Capital Advisers, Inc. is the new distributor to the USAA Mutual Funds; Citi Fund Services of Ohio, Inc. serves as sub-administrator and sub-fund accountant for the USAA Mutual Funds; and FIS Investor Services LLC serve as sub-transfer agent and dividend disbursing agent for the USAA Mutual Funds. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, under the investment advisory agreement with Victory Capital, which took effect on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020, and only performance beginning as of July 1, 2020, and thereafter will be utilized in calculating performance adjustments through June 30, 2020.

Effective July 1, 2019, the line of credit (as discussed in the Notes to the Financial Statements in this annual report) among the Trust, with respect to its Funds, and CAPCO terminated; the Trust, with respect to its Funds, along with series of Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption request that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2017 (the IFL Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each Fund to directly lend and borrow money to or from certain other affiliated Funds relying upon the IFL Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the IFL Order, by averaging the current repurchase agreement rate and the current bank loan rate.

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28  | USAA TREASURY MONEY MARKET TRUST

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MAY 31,
                                ----------------------------------------------------------------------------------
                                      2019               2018               2017               2016           2015
                                ----------------------------------------------------------------------------------
Net asset value at
  beginning of period           $     1.00         $     1.00         $     1.00           $   1.00       $   1.00
                                ----------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                .02                .01                .00(a)             .00(a)         .00(a)
                                ----------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.02)              (.01)              (.00)(a)           (.00)(a)       (.00)(a)
                                ----------------------------------------------------------------------------------
Net asset value at
  end of period                 $     1.00         $     1.00         $     1.00           $   1.00       $   1.00
                                ==================================================================================
Total return (%)*                     1.88                .89(b)             .08                .00(c)         .00(c)
Net assets at end of
  period (000)                  $4,858,998         $3,732,359         $2,626,050           $188,863       $119,654
Ratios to average
  daily net assets:**
  Expenses (%)(d)                      .35                 35(b)             .35                .17            .06
  Expenses, excluding
    reimbursements (%)(d)              .35                .35                .39                .49            .52
Net investment
  income (%)                          1.88                .91                .12                .00(c)         .00(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were
    $4,362,371,000.
(a) Represents less than $0.01 per share.
(b) Prior to August 1, 2017, the Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(c) Represents less than 0.01%.
(d) Does not include acquired fund fees, if any.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  29

================================================================================

EXPENSE EXAMPLE

May 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2018, through May 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

30  | USAA TREASURY MONEY MARKET TRUST

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                     BEGINNING                 ENDING             DURING PERIOD*
                                   ACCOUNT VALUE            ACCOUNT VALUE       DECEMBER 1, 2018 -
                                  DECEMBER 1, 2018          MAY 31, 2019           MAY 31, 2019
                                  ----------------------------------------------------------------
Actual                               $1,000.00                $1,010.30                $1.75

Hypothetical
  (5% return before expenses)         1,000.00                 1,023.19                 1.77

*Expenses are equal to the Fund's annualized expense ratio of 0.35%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 1.03% for the six-month period of December 1, 2018, through May 31, 2019.

================================================================================

                                                           EXPENSE EXAMPLE |  31

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

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32  | USAA TREASURY MONEY MARKET TRUST

================================================================================

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board.
Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

================================================================================

34  | USAA TREASURY MONEY MARKET TRUST

================================================================================

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

  o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

  o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

  o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

  o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

  o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment).

================================================================================

                                                     ADVISORY AGREEMENT(S) |  35

================================================================================

     For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

  o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

  o With the exception of the USAA S&P 500 Index Fund, USAA Extended Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

36  | USAA TREASURY MONEY MARKET TRUST

================================================================================

  o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

  o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

  o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

  o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

  o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  37

================================================================================

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience,

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education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

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                                                     ADVISORY AGREEMENT(S) |  39

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PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the
Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The
Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation

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agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly
(i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

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                                                     ADVISORY AGREEMENT(S) |  41

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THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS
GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

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FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board
considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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                                                     ADVISORY AGREEMENT(S) |  43

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ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND THE MANAGER)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the (i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting of the Board of Trustees (the Board) held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Upon the closing of the transaction, on behalf of the Fund, Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and the Manager will terminate and the new investment advisory agreement between the Trust and Victory Capital will go into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are included in this annual report.

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44  | USAA TREASURY MONEY MARKET TRUST
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services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its

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                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

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EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services - was below the median of its expense group and expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three- and five-year periods ended December 31, 2018, and was above the average

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                                                     ADVISORY AGREEMENT(S) |  47
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of its performance universe and lower than its Lipper index for the ten-year period ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the top 25% of its performance universe for the one-, three- and five-year periods ended December 31, 2018, and was in the top 30% of its performance universe for the ten-year period ended December 31, 2018.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

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CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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                                                     ADVISORY AGREEMENT(S) |  49

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the Board) of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information (SAI).

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In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

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and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization

================================================================================

54  | USAA TREASURY MONEY MARKET TRUST

================================================================================

of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

56  |  USAA TREASURY MONEY MARKET TRUST

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

================================================================================

58  |  USAA TREASURY MONEY MARKET TRUST

================================================================================

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17); Senior Compliance Advisor, USAA Mutual Funds Trust (2010-2014).

THE FOLLOWING OFFICERS SERVED IN THEIR RESPECTIVE OFFICE UNTIL JULY 1, 2019, AT WHICH POINT EACH OF THE FOLLOWING OFFICERS RESIGNED FROM THEIR RESPECTIVE OFFICE AND NO LONGER SERVE IN THESE POSITIONS.

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-06/19); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-06/19); Head of Equities, Equity Investments, AMCO (01/12-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-06/19); Assistant Secretary, USAA ETF Trust (01/19-06/19); Senior Attorney, FASG General Counsel, USAA (09/17-06/19); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-06/19); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

================================================================================

60  |  USAA TREASURY MONEY MARKET TRUST

================================================================================

AS OF JULY 1, 2019
TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1700
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the USAA AMCO's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and
(iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling (800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

================================================================================

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23415-0719


[LOGO OF USAA USAA(R)]
----------------------
     MUTUAL FUNDS

--------------------------------------------------------------------------------
                                                                    May 31, 2019
--------------------------------------------------------------------------------

ANNUAL REPORT

USAA World Growth Fund

        FUND                      INSTITUTIONAL                       ADVISER
       SHARES                        SHARES                           SHARES
       USAWX                         UIWGX                            USWGX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.



Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

================================================================================

PRESIDENT'S MESSAGE

"... LONG-TERM INVESTORS SHOULD NEVER MAKE
DECISIONS IN HASTE. THEY SHOULD MAKE                [PHOTO OF BROOKS ENGLEHARDT]
THOUGHTFUL DECISIONS BASED ON THEIR LONG-TERM
OBJECTIVES, TIME HORIZON, AND RISK TOLERANCE."

--------------------------------------------------------------------------------

JULY 2019

As previously announced, USAA, the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the USAA Mutual Funds, announced that AMCO would be acquired by Victory Capital Holdings, Inc. (Victory Holdings), a global investment management firm headquartered in Cleveland, Ohio (the Transaction). In connection with the Transaction, also as previous announced, shareholders of each USAA Mutual Fund approved a new investment advisory agreement with Victory Capital Management Inc. ("Victory Capital"), an indirect wholly-owned subsidiary of Victory Holdings. The closing of the Transaction occurred on July 1, 2019; and Victory Capital became the investment adviser to each USAA Mutual Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION ABOUT CHANGES THAT TOOK EFFECT ON JULY 1, 2019.

Softening global economic conditions and escalating trade tensions rattled investors during the 12-month reporting period ended May 31, 2019. When the reporting period began in June 2018, the global economy was expanding across most regions and countries, led by the U.S. In this environment, stocks generally advanced. In the fixed income market, U.S. Treasury yields rose, as the U.S. Federal Reserve ("Fed") continued to tighten monetary policy.

Signs of trouble emerged during the summer of 2018. The U.S. economic expansion continued, but growth in a number of other economies, including some European countries and China, showed a weakening trend. By the autumn of 2018, investors' fears of a global economic slowdown, combined with harsh U.S.-China trade rhetoric and Brexit-related uncertainty in Europe, sparked a surge in market volatility. Global stocks dropped, with most of the decline occurring in December 2018. At the same time, intermediate- and longer-term yields fell, as investors anticipated a change in Fed monetary policy. Indeed, after having raised short-term interest rates four times during 2018, Fed officials announced in January 2019 that they would "pause," retreating from their earlier plan to raise interest rates in 2019. Stocks rallied in response and by April 2019 had recovered most of the ground they had lost. In May 2019, ongoing trade tensions between the United States and China, as well as President Trump administration's threat to impose tariffs on Mexico, drove a renewed decline in stock prices. In the fixed income market, concerns that trade disputes would seriously undermine global

================================================================================

================================================================================

economic growth pushed down intermediate- and longer-term yields, which ended the reporting period lower than they started. The yield on the 10-year U.S. Treasury note, which began June 2018 at 2.89%, rose to 3.24% on November 8, 2018--its high point of the period--and fell to 2.13% by May 31, 2019.

In the final months of the reporting period, the Treasury yield curve inverted, which means that shorter-term yields were higher than longer-term yields. A yield-curve inversion warrants attention because it has been a reliable recession indicator. Although recessions do not automatically follow inversions, a downward-sloped yield curve has preceded every U.S. recession since the 1960s. That said, the lag between an inversion and a recession has been inconsistent. At USAA Investments, A Victory Capital Investment Franchise, we have found that during the past six decades, the time between inversion and recession has ranged between six months and two years, with no clear pattern to provide useful guidance. And as I write to you, we see no recession on the horizon. First, the U.S. economy continues to grow, albeit at a slower pace than in 2018. Second, the Fed has made clear its commitment to pause its interest rate hikes, and there is a growing belief in the markets that policymakers may even cut interest rates in 2019. (In early June 2019, after the end of the reporting period, Fed Chair Jerome Powell stated that the U.S. central bank was monitoring the escalation in trade tensions and could potentially respond by cutting interest rates if U.S. economic conditions deteriorate.)

At USAA Investments, our team of portfolio managers will continue to monitor the financial markets, economic conditions, the global trade regime, Fed policy, the direction of longer-term interest rates, and other issues that have the potential to affect your investments. In the meantime, I would advise you to ignore media "noise" about such matters. Media "noise" is meant to provoke an emotional reaction, which can lead to hasty decision-making. In my opinion, long-term investors should never make decisions in haste. They should make thoughtful decisions based on their long-term objectives, time horizon, and risk tolerance. Dollar-cost averaging, in which you invest a set amount on a regular basis, is a strategy that can help you stay on track. Another effective strategy is diversification, which can potentially insulate a portfolio from market turbulence or changes in performance leadership.

If you would like to review your portfolio to confirm that it is properly aligned with your investment plan, please contact one of our financial advisors. You might want to make that call before the summer gets fully underway. When we are traveling and spending time with family and friends, it can be tempting to put off decisions on financial matters.

From all of us at USAA Investments, A Victory Capital Investment Franchise, thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Brooks Englehardt

Brooks Englehardt
President

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

MANAGERS' COMMENTARY                                                          1

INVESTMENT OVERVIEW                                                           4

SHAREHOLDER VOTING RESULTS                                                    8

FINANCIAL INFORMATION

   Distributions to Shareholders                                              9

   Report of Independent Registered
     Public Accounting Firm                                                  10

   Portfolio of Investments                                                  11

   Notes to Portfolio of Investments                                         17

   Financial Statements                                                      18

   Notes to Financial Statements                                             22

   Financial Highlights                                                      40

EXPENSE EXAMPLE                                                              43

ADVISORY AGREEMENT(S)                                                        45

TRUSTEES' AND OFFICERS' INFORMATION                                          68

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

    [PHOTO OF RYAN P. McALLISTER]                [PHOTO OF ROGER MORLEY]

    RYAN P. McALLISTER                           ROGER MORLEY
    MFS Investment Management                    MFS Investment Management

--------------------------------------------------------------------------------

o PLEASE REVIEW THE MARKET CONDITIONS OVER THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2019.

    Global equity markets saw significant volatility over the reporting period spurred by higher U.S. interest rates, geopolitical unrest, slowing economic growth in China, trade wars, and the Brexit saga. Investors became increasingly risk averse in the latter half of 2018, and the market sold off sharply in the fourth quarter. Equities recovered entering 2019 as the Fed reversed its previously hawkish stance due to concerns around a slowdown in growth and a lack of inflationary pressure. The market's risk-on posture in the first quarter of 2019 also was bolstered by modest signs of progress in U.S.-China trade negotiations. However, President Trump's announcement of plans to institute a 25% tariff on $200 billion in goods coming from China and populist party gains in European Parliament elections dampened the first quarter optimism and stocks sold off again in May 2019. For the reporting period ended May 31, 2019, defensive segments of the market such as consumer staples, real estate, and utilities led performance, while energy, materials, and financials were the biggest laggards.

    For the reporting period ended May 31, 2019, global stock returns were essentially flat at -0.29%, as gauged by the MSCI World Index. U.S. stocks were in modest positive territory at 3.78%, as reflected by the S&P 500 Index, while developed market international stocks returned -5.75%, as measured by the MSCI EAFE Index. The MSCI Emerging Markets Index experienced a return of -8.70% for the full reporting period.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  1

================================================================================

o HOW DID THE USAA WORLD GROWTH FUND (THE "FUND") PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2019, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of 3.23%, 3.29%, and 2.98%, respectively. This compares to returns of -3.09% for the Lipper Global Funds Index and -0.29% for the MSCI World Index ("Index").

    Effective July 1, 2019, Victory Capital serves as the Fund's investment adviser. Prior to July 1, 2019, AMCO served as the Fund's investment adviser. The investment adviser employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. MFS Investment Management ("MFS") is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT FACTORS DROVE THE FUND'S PERFORMANCE RELATIVE TO THE INDEX?

    During the reporting period, the most significant drivers of the Fund's outperformance included a combination of an overweight position and stock selection in the consumer staples sector. Additionally, stock selection in both the materials and communication services sectors bolstered relative return. Conversely, not owning stocks within both the utilities and real estate sectors hindered relative performance, along with stock selection within the financials sector.

    With respect to individual names, positive contributions were led by an overweight to U.S.-based biotechnology company Thermo Fischer Scientific, Inc. within the healthcare sector. Within consumer staples,

    Refer to page 4 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to the Portfolio of Investments for complete list of securities.

================================================================================

2  | USAA WORLD GROWTH FUND

================================================================================

    overweights to Swiss packaged food company Nestle S.A., Swedish hygiene products company Essity AB, and British distiller Diageo plc were all among the leading contributors to performance. Within communication services, broadband provider Comcast Corp. and media and entertainment conglomerate Walt Disney Co. outperformed notably. On the downside, an overweight to German pharmaceutical company Bayer AG was the leading detractor. Within financials, overweights to money center banks including State Street Corp., Bank of New York Mellon Corp., and UBS Group AG constrained performance as the segment declined sharply.

    While headlines may drive short-term market performance, MFS continues to assess the stock valuations and long-term business prospects of companies on an individual basis. Despite market anxiety around the U.S.-China trade war, the impact on individual companies has varied and MFS remains confident in the long-term growth prospects of its portfolio holdings. While there have been signs of slower economic growth and pressure on profit margins, MFS does not take a view on the likely timing of any market correction. MFS believes the portfolio is well-positioned to add value across the full market cycle.

    Thank you for allowing us to help manage your investments.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes.
    Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

                      o AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/19 o

------------------------------------------------------------------------------------------
                                                                     SINCE       INCEPTION
                                 1 YEAR     5 YEAR     10 YEAR     INCEPTION*       DATE
------------------------------------------------------------------------------------------
Fund Shares                       3.23%     5.86%       11.33%         -                -
Institutional Shares              3.29%        -            -       6.28%         8/07/15
Adviser Shares                    2.98%     5.59%           -       9.75%         8/01/10
MSCI World Index**
  (reflects no deduction for
  fees, expenses, or taxes)      -0.29%     5.62%        9.96%         -                -
Lipper Global Funds
  Index*** (reflects no
  deduction for taxes)           -3.09%     4.69%        9.03%         -                -

*Since inception returns are shown when a share class has less than 10 years of performance. Total returns for periods of less than one year are not annualized.

**The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

***The unmanaged Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

4  | USAA WORLD GROWTH FUND

================================================================================

                        o GROWTH OF $10,000 INVESTMENT o

                         [CHART OF GROWTH OF INVESTMENT]

                   USAA WORLD GROWTH          MSCI WORLD           LIPPER GLOBAL
                      FUND SHARES               INDEX               FUNDS INDEX
05/31/09              $10,000.00             $10,000.00             $10,000.00
06/30/09               10,030.00               9,954.88               9,980.24
07/31/09               11,011.00              10,798.03              10,813.62
08/31/09               11,353.00              11,243.50              11,243.49
09/30/09               11,896.00              11,691.65              11,653.94
10/31/09               11,673.00              11,483.64              11,414.04
11/30/09               12,260.00              11,952.90              11,858.16
12/31/09               12,560.00              12,167.54              12,172.06
01/31/10               12,030.00              11,664.64              11,710.11
02/28/10               12,187.00              11,829.07              11,873.30
03/31/10               12,936.00              12,561.65              12,566.57
04/30/10               12,906.00              12,563.42              12,615.10
05/31/10               11,595.00              11,359.99              11,445.61
06/30/10               11,318.00              10,970.50              11,103.53
07/31/10               12,269.00              11,859.91              11,982.98
08/31/10               11,723.00              11,417.12              11,523.40
09/30/10               12,906.00              12,481.72              12,652.36
10/31/10               13,460.00              12,946.98              13,158.73
11/30/10               13,146.00              12,667.46              12,893.01
12/31/10               14,091.00              13,598.84              13,801.78
01/31/11               14,189.00              13,906.06              13,997.34
02/28/11               14,633.00              14,392.95              14,445.38
03/31/11               14,573.00              14,251.02              14,474.66
04/30/11               15,500.00              14,856.43              15,016.46
05/31/11               15,379.00              14,548.23              14,693.12
06/30/11               15,176.00              14,318.08              14,413.95
07/31/11               14,844.00              14,058.46              14,088.11
08/31/11               13,729.00              13,067.95              12,955.88
09/30/11               12,440.00              11,939.26              11,625.22
10/31/11               13,887.00              13,174.22              12,836.32
11/30/11               13,676.00              12,852.56              12,606.52
12/31/11               13,478.00              12,845.42              12,427.29
01/31/12               14,223.00              13,490.04              13,220.19
02/29/12               14,976.00              14,149.02              13,876.20
03/31/12               15,410.00              14,330.92              13,966.59
04/30/12               15,288.00              14,168.18              13,720.63
05/31/12               14,003.00              12,945.13              12,495.09
06/30/12               14,596.00              13,604.75              13,051.30
07/31/12               14,824.00              13,779.65              13,233.13
08/31/12               15,296.00              14,128.98              13,464.86
09/30/12               15,676.00              14,517.16              13,810.03
10/31/12               15,699.00              14,419.06              13,798.73
11/30/12               16,178.00              14,603.69              13,954.44
12/31/12               16,633.00              14,878.33              14,404.48
01/31/13               17,577.00              15,636.23              15,118.97
02/28/13               17,731.00              15,662.04              15,087.37
03/31/13               18,107.00              16,028.90              15,430.84
04/30/13               18,368.00              16,533.67              15,869.99
05/31/13               18,614.00              16,539.91              15,972.41
06/30/13               18,169.00              16,132.36              15,620.58
07/31/13               19,213.00              16,981.66              16,410.04
08/31/13               18,653.00              16,620.21              16,066.51
09/30/13               19,674.00              17,451.43              16,872.39
10/31/13               20,288.00              18,134.54              17,461.88
11/30/13               20,711.00              18,456.82              17,787.83
12/31/13               21,247.00              18,847.36              18,109.60
01/31/14               20,225.00              18,149.28              17,497.19
02/28/14               21,443.00              19,057.85              18,351.97
03/31/14               21,365.00              19,085.44              18,425.67
04/30/14               21,498.00              19,281.00              18,514.63
05/31/14               22,009.00              19,660.35              18,888.42
06/30/14               22,221.00              20,012.06              19,216.17
07/31/14               21,577.00              19,692.68              18,805.57
08/31/14               21,954.00              20,126.61              19,235.73
09/30/14               21,365.00              19,580.36              18,648.43
10/31/14               21,624.00              19,707.02              18,773.37
11/30/14               22,379.00              20,101.97              19,138.73
12/31/14               22,036.00              19,777.82              18,808.68
01/31/15               21,689.00              19,419.45              18,571.00
02/28/15               22,915.00              20,557.21              19,595.96
03/31/15               22,705.00              20,235.42              19,383.73
04/30/15               22,995.00              20,709.99              19,781.45
05/31/15               23,132.00              20,781.33              19,893.35
06/30/15               22,649.00              20,298.12              19,482.86
07/31/15               23,173.00              20,662.47              19,686.54
08/31/15               21,496.00              19,295.14              18,408.11
09/30/15               20,899.00              18,583.45              17,726.52
10/31/15               22,495.00              20,056.08              18,994.32
11/30/15               22,310.00              19,956.29              18,993.46
12/31/15               21,678.00              19,605.51              18,591.42
01/31/16               20,765.00              18,432.62              17,413.78
02/29/16               20,666.00              18,295.44              17,168.01
03/31/16               22,117.00              19,536.95              18,404.04
04/30/16               22,590.00              19,846.09              18,695.73
05/31/16               22,557.00              19,957.56              18,820.56
06/30/16               22,242.00              19,733.93              18,530.76
07/31/16               23,187.00              20,567.65              19,345.48
08/31/16               23,411.00              20,584.75              19,463.93
09/30/16               23,353.00              20,694.09              19,613.63
10/31/16               22,764.00              20,293.60              19,311.00
11/30/16               22,731.00              20,585.41              19,615.64
12/31/16               23,214.00              21,077.98              20,012.48
01/31/17               23,973.00              21,586.70              20,536.22
02/28/17               24,579.00              22,185.59              21,062.23
03/31/17               25,057.00              22,421.91              21,404.13
04/30/17               25,747.00              22,753.91              21,781.92
05/31/17               26,583.00              23,235.25              22,290.22
06/30/17               26,848.00              23,324.65              22,397.82
07/31/17               27,146.00              23,882.87              22,924.92
08/31/17               27,069.00              23,916.50              22,904.23
09/30/17               27,572.00              24,453.28              23,421.26
10/31/17               27,914.00              24,915.41              23,790.73
11/30/17               28,349.00              25,455.27              24,233.79
12/31/17               28,768.00              25,799.52              24,550.49
01/31/18               30,238.00              27,161.73              25,845.84
02/28/18               28,803.00              26,036.49              24,722.01
03/31/18               28,180.00              25,468.99              24,298.43
04/30/18               28,358.00              25,761.66              24,523.49
05/31/18               28,349.00              25,923.09              24,515.50
06/30/18               28,180.00              25,910.73              24,386.27
07/31/18               29,400.00              26,720.01              25,181.68
08/31/18               29,445.00              27,050.61              25,161.60
09/30/18               29,543.00              27,201.23              25,209.40
10/31/18               27,378.00              25,203.91              23,341.85
11/30/18               27,984.00              25,490.22              23,605.51
12/31/18               25,958.00              23,551.99              21,915.07
01/31/19               27,930.00              25,384.48              23,622.66
02/28/19               29,160.00              26,147.78              24,211.03
03/31/19               29,751.00              26,491.22              24,436.91
04/30/19               30,742.00              27,430.58              25,226.38
05/31/19               29,265.00              25,847.81              23,758.47

                                   [END CHART]

                       Data from 5/31/09 through 5/31/19.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund to the benchmarks listed above (see page 4 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                         o TOP 10 INDUSTRIES - 5/31/19 o
                                (% of Net Assets)

Healthcare Products ...................................................... 13.8%
Beverages ................................................................  6.2%
Chemicals ................................................................  5.9%
Diversified Financial Services ...........................................  5.4%
Food .....................................................................  5.4%
Media ....................................................................  5.3%
Banks ....................................................................  5.2%
Transportation ...........................................................  5.2%
Computers ................................................................  4.9%
Electronics ..............................................................  4.7%

                      o TOP 10 EQUITY HOLDINGS - 5/31/19 o
                                (% of Net Assets)

Thermo Fisher Scientific, Inc. ...........................................  3.2%
Visa, Inc. "A" ...........................................................  3.2%
Comcast Corp. "A" ........................................................  3.0%
Medtronic plc ............................................................  3.0%
Nestle S.A. ..............................................................  2.8%
Accenture plc "A" ........................................................  2.7%
Honeywell International, Inc. ............................................  2.5%
LVMH Moet Hennessy Louis Vuitton SE ......................................  2.5%
Essity AB "B" ............................................................  2.4%
Diageo plc ...............................................................  2.3%

Refer to the Portfolio of Investments for a complete list of securities.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from Fund's compliance classification.

================================================================================

6  | USAA WORLD GROWTH FUND

================================================================================

                        o COUNTRY ALLOCATION* - 5/31/19 o
                                (% of Net Assets)

                        [PIE CHART OF COUNTRY ALLOCATION]

UNITED STATES                                                              52.1%
FRANCE                                                                     10.6%
UNITED KINGDOM                                                              9.8%
SWITZERLAND                                                                 7.5%
GERMANY                                                                     3.8%
JAPAN                                                                       3.0%
OTHER*                                                                     14.1%

                                   [END CHART]

*Includes countries with less than 3.0% of portfolio, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On April 18, 2019, a special meeting of shareholders was held to vote on two proposals relating to the series of the USAA Mutual Funds Trust (Trust). Shareholders of record on February 8, 2019, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within the Trust. Votes shown for Proposal 1 are for the Fund, a series of the Trust. Votes shown for Proposal 2 are for all series of the Trust. The effective date of the Proposals was July 1, 2019.

PROPOSAL 1

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment adviser. The new Investment Advisory Agreement became effective upon the closing of the Transaction (as defined and discussed in Note 1 to the Financial Statements) whereby AMCO was acquired by Victory Holdings, the parent company of Victory Capital.

                         NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
   FOR                                AGAINST                           ABSTAIN
--------------------------------------------------------------------------------
20,877,750                           2,623,009                         1,752,202

PROPOSAL 2

Election of two new trustees to the Trust's Board of Trustees to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an "interested trustee" as defined in the Investment Company Act of 1940, as amended (1940
Act); and (2) John C. Walters, to serve as a trustee who is not an "interested person" as is defined under the 1940 Act ("Independent Trustee").

                                         NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                             FOR                         VOTES WITHHELD
--------------------------------------------------------------------------------
David C. Brown                  8,299,565,565                      820,887,736
John C. Walters                 8,317,935,885                      802,517,416

================================================================================

8  | USAA WORLD GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2019:

 DIVIDEND RECEIVED       LONG-TERM          FOREIGN       FOREIGN    QUALIFIED
DEDUCTION (CORPORATE    CAPITAL GAIN         TAXES        SOURCE     INTEREST
  SHAREHOLDERS)(1)     DISTRIBUTIONS(2)      PAID(3)      INCOME      INCOME
------------------------------------------------------------------------------
      65.14%            $67,238,000       $1,201,000   $17,519,000   $64,000
------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

(3)The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2019, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA WORLD GROWTH FUND:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities of USAA World Growth Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 23, 2019

================================================================================

10  | USAA WORLD GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.6%)

              COMMON STOCKS (98.6%)

              BASIC MATERIALS (5.9%)
              ----------------------
              CHEMICALS (5.9%)
   101,571    Air Liquide S.A.(a),(b)                                                         $   12,631
   196,200    Akzo Nobel N.V.(a)                                                                  16,527
   129,823    Brenntag AG(a)                                                                       6,032
    34,099    Linde plc                                                                            6,156
   116,427    Linde plc(a)                                                                        21,106
   142,398    PPG Industries, Inc.                                                                14,902
                                                                                              ----------
              Total Basic Materials                                                               77,354
                                                                                              ----------
              COMMUNICATIONS (8.7%)
              ---------------------
              ADVERTISING (1.5%)
    83,227    Omnicom Group, Inc.                                                                  6,439
 1,154,127    WPP plc(a)                                                                          13,757
                                                                                              ----------
                                                                                                  20,196
                                                                                              ----------
              INTERNET (0.9%)
   311,989    eBay, Inc.                                                                          11,210
                                                                                              ----------
              MEDIA (5.3%)
   961,151    Comcast Corp. "A"                                                                   39,407
   224,864    Walt Disney Co.                                                                     29,691
                                                                                              ----------
                                                                                                  69,098
                                                                                              ----------
              TELECOMMUNICATIONS (1.0%)
   242,277    Cisco Systems, Inc.                                                                 12,605
                                                                                              ----------
              Total Communications                                                               113,109
                                                                                              ----------
              CONSUMER, CYCLICAL (7.8%)
              -------------------------
              APPAREL (3.2%)
   284,177    Burberry Group plc(a)                                                                6,100
     4,463    Hermes International(a)                                                              2,969
    87,237    LVMH Moet Hennessy Louis Vuitton SE(a)                                              33,053
                                                                                              ----------
                                                                                                  42,122
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              AUTO PARTS & EQUIPMENT (0.4%)
    81,672    Aptiv plc                                                                       $    5,230
                                                                                              ----------
              FOOD SERVICE (1.1%)
   623,172    Compass Group plc(a)                                                                14,101
                                                                                              ----------
              LEISURE TIME (0.3%)
   109,514    Harley-Davidson, Inc.                                                                3,583
                                                                                              ----------
              LODGING (1.5%)
    53,008    Marriott International, Inc. "A"                                                     6,618
   508,000    Sands China Ltd.(a)                                                                  2,294
   135,412    Whitbread plc(a)                                                                     7,933
    20,483    Wynn Resorts Ltd.                                                                    2,198
                                                                                              ----------
                                                                                                  19,043
                                                                                              ----------
              RETAIL (1.3%)
     1,867    AutoZone, Inc.(c)                                                                    1,918
   168,138    Cie Financiere Richemont S.A.(a)                                                    12,345
   175,249    Sally Beauty Holdings, Inc.(c)                                                       2,660
                                                                                              ----------
                                                                                                  16,923
                                                                                              ----------
              Total Consumer, Cyclical                                                           101,002
                                                                                              ----------
              CONSUMER, NON-CYCLICAL (37.5%)
              ------------------------------
              BEVERAGES (6.2%)
   983,229    Ambev S.A.                                                                           4,398
    74,065    Carlsberg A/S "B"(a)                                                                 9,720
   712,915    Diageo plc(a)                                                                       29,968
   120,580    Heineken N.V.(a)                                                                    12,649
   135,584    Pernod Ricard S.A.(a)                                                               23,851
                                                                                              ----------
                                                                                                  80,586
                                                                                              ----------
              COMMERCIAL SERVICES (2.1%)
   117,310    Adecco Group AG(a)                                                                   6,306
    95,189    Equifax, Inc.                                                                       11,508
    90,628    PayPal Holdings, Inc.(c)                                                             9,946
                                                                                              ----------
                                                                                                  27,760
                                                                                              ----------
              COSMETICS/PERSONAL CARE (3.5%)
   220,867    Colgate-Palmolive Co.                                                               15,377
 1,051,472    Essity AB "B"(a)                                                                    30,866
                                                                                              ----------
                                                                                                  46,243
                                                                                              ----------
              FOOD (5.4%)
   293,395    Danone S.A.(a),(b)                                                                  23,417
   186,099    Kellogg Co.                                                                          9,781
   370,279    Nestle S.A.(a)                                                                      36,775
                                                                                              ----------
                                                                                                  69,973
                                                                                              ----------

================================================================================

12  | USAA WORLD GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HEALTHCARE PRODUCTS (13.8%)
   260,573    Abbott Laboratories                                                             $   19,837
    55,044    Cooper Companies, Inc.                                                              16,392
     5,519    EssilorLuxottica S.A.(a)                                                               636
   418,911    Medtronic plc                                                                       38,783
 1,106,600    Olympus Corp.(a)                                                                    13,040
    17,159    Sonova Holding AG(a)                                                                 3,816
   131,913    Stryker Corp.                                                                       24,172
   154,849    Thermo Fisher Scientific, Inc.                                                      41,342
   188,673    Zimmer Biomet Holdings, Inc.                                                        21,495
                                                                                              ----------
                                                                                                 179,513
                                                                                              ----------
              HOUSEHOLD PRODUCTS/WARES (2.2%)
   350,037    Reckitt Benckiser Group plc(a)                                                      28,116
                                                                                              ----------
              PHARMACEUTICALS (4.3%)
   341,870    Bayer AG(a)                                                                         20,165
    38,124    Johnson & Johnson                                                                    5,000
    93,029    Merck KGaA(a)                                                                        8,985
    82,102    Roche Holding AG(a)                                                                 21,545
                                                                                              ----------
                                                                                                  55,695
                                                                                              ----------
              Total Consumer, Non-cyclical                                                       487,886
                                                                                              ----------
              ENERGY (0.6%)
              -------------
              OIL & GAS SERVICES (0.6%)
    95,754    National Oilwell Varco, Inc.                                                         1,996
    55,988    NOW, Inc.(c)                                                                           730
   138,399    Schlumberger Ltd.                                                                    4,801
                                                                                              ----------
              Total Energy                                                                         7,527
                                                                                              ----------
              FINANCIAL (11.8%)
              -----------------
              BANKS (5.2%)
   399,204    Bank of New York Mellon Corp.                                                       17,042
   127,589    Erste Group Bank AG(a),(c)                                                           4,522
    70,735    Goldman Sachs Group, Inc.                                                           12,908
   655,075    Grupo Financiero Banorte S.A.B. de C.V.                                              3,570
   456,200    Kasikornbank PCL(a)                                                                  2,702
   284,616    State Street Corp.                                                                  15,725
   985,922    UBS Group AG(a),(c)                                                                 11,342
                                                                                              ----------
                                                                                                  67,811
                                                                                              ----------
              DIVERSIFIED FINANCIAL SERVICES (5.4%)
   155,578    American Express Co.                                                                17,846
    40,797    Deutsche Boerse AG(a)                                                                5,640
   126,759    Julius Baer Group Ltd.(a),(c)                                                        5,008

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    17,460    TD Ameritrade Holding Corp.                                                     $      869
   255,657    Visa, Inc. "A"                                                                      41,245
                                                                                              ----------
                                                                                                  70,608
                                                                                              ----------
              INSURANCE (1.2%)
    86,838    Aon plc                                                                             15,637
                                                                                              ----------
              Total Financial                                                                    154,056
                                                                                              ----------
              INDUSTRIAL (18.8%)
              ------------------
              AEROSPACE/DEFENSE (1.7%)
    41,344    MTU Aero Engines AG(a)                                                               8,940
   106,591    United Technologies Corp.                                                           13,462
                                                                                              ----------
                                                                                                  22,402
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (3.2%)
   196,544    Legrand S.A.(a),(b)                                                                 13,221
   353,433    Schneider Electric SE(a)                                                            27,877
                                                                                              ----------
                                                                                                  41,098
                                                                                              ----------
              ELECTRONICS (4.7%)
    77,543    Amphenol Corp. "A"                                                                   6,746
   201,556    Honeywell International, Inc.                                                       33,118
   136,700    Hoya Corp.(a)                                                                        9,461
    34,358    Resideo Technologies, Inc.(c)                                                          676
    58,295    Waters Corp.(c)                                                                     11,700
                                                                                              ----------
                                                                                                  61,701
                                                                                              ----------
              ENGINEERING & CONSTRUCTION (1.3%)
    88,901    Aena SME S.A.(a)                                                                    16,350
                                                                                              ----------
              MACHINERY-DIVERSIFIED (1.3%)
 1,102,300    Kubota Corp.(a)                                                                     16,737
                                                                                              ----------
              MISCELLANEOUS MANUFACTURERS (1.4%)
   112,771    3M Co.                                                                              18,015
                                                                                              ----------
              TRANSPORTATION (5.2%)
   283,054    Canadian National Railway Co.                                                       25,076
   218,945    Kansas City Southern                                                                24,802
   192,752    United Parcel Service, Inc. "B"                                                     17,910
                                                                                              ----------
                                                                                                  67,788
                                                                                              ----------
              Total Industrial                                                                   244,091
                                                                                              ----------
              TECHNOLOGY (7.5%)
              -----------------
              COMPUTERS (4.9%)
   197,425    Accenture plc "A"                                                                   35,155
   142,817    Check Point Software Technologies Ltd.(c)                                           15,750

================================================================================

14  | USAA WORLD GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
   221,581    Cognizant Technology Solutions Corp. "A"                                        $   13,723
                                                                                              ----------
                                                                                                  64,628
                                                                                              ----------
              SEMICONDUCTORS (1.1%)
    63,946    Microchip Technology, Inc.                                                           5,118
   263,892    Samsung Electronics Co. Ltd.(a)                                                      9,367
                                                                                              ----------
                                                                                                  14,485
                                                                                              ----------
              SOFTWARE (1.5%)
   378,033    Oracle Corp.                                                                        19,128
                                                                                              ----------
              Total Technology                                                                    98,241
                                                                                              ----------
              Total Common Stocks (cost: $756,143)                                             1,283,266
                                                                                              ----------
              Total Equity Securities (cost: $756,143)                                         1,283,266
                                                                                              ----------

              MONEY MARKET INSTRUMENTS (0.3%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.3%)
 3,743,214    State Street Institutional Treasury Money Market Fund
                Premier Class, 2.30%(d) (cost: $3,743)                                             3,743
                                                                                              ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (2.0%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.0%)
12,483,230    Fidelity Government Portfolio Class I, 2.27%(d)                                     12,483
13,540,372    Goldman Sachs Financial Square Government Fund
                Institutional Class, 2.30%(d)                                                     13,541
                                                                                              ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $26,024)                                                 26,024
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $785,910)                                              $1,313,033
                                                                                              ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------
($ IN 000s)                        VALUATION HIERARCHY
------------------------------------------------------------------------------------
ASSETS                             LEVEL 1       LEVEL 2       LEVEL 3         TOTAL
------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks
                                  $733,396      $549,870            $-    $1,283,266
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds
                                     3,743             -             -         3,743
Short-Term Investments Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds              26,024             -             -        26,024
------------------------------------------------------------------------------------
Total                             $763,163      $549,870            $-    $1,313,033
------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

The Portfolio of Investments uses the Bloomberg Industry Classification System
(BICS), which may differ from the Fund's compliance classification.

At May 31, 2019, the Fund did not have any transfers into/out of Level 3.

================================================================================

16  | USAA WORLD GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2019

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 46.5% of net assets at May 31, 2019.

o   SPECIFIC NOTES

    (a) Securities with a value of $549,870,000, which represented 42.3% of the Fund's net assets, were classified as Level 2 at May 31, 2019, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (b) The security, or a portion thereof, was out on loan as of May 31, 2019.

    (c) Non-income-producing security.

    (d) Rate represents the money market fund annualized seven-day yield at May 31, 2019.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  17

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2019

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities on
      loan of $47,919) (cost of $785,910)                                       $1,313,033
   Cash denominated in foreign currencies (identified cost of $426)                    426
   Receivables:
      Capital shares sold                                                              527
      USAA Asset Management Company (Note 7)                                             8
      Dividends and interest                                                         3,910
      Securities sold                                                               14,955
      Other                                                                             39
                                                                                ----------
          Total assets                                                           1,332,898
                                                                                ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                              26,024
      Securities purchased                                                           3,783
      Capital shares redeemed                                                          663
   Unrealized depreciation on foreign currency contracts held, at value                  1
   Accrued management fees                                                             853
   Accrued transfer agent's fees                                                        52
   Other accrued expenses and payables                                                 161
                                                                                ----------
         Total liabilities                                                          31,537
                                                                                ----------
            Net assets applicable to capital shares outstanding                 $1,301,361
                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $  757,345
   Distributable earnings                                                          544,016
                                                                                ----------
            Net assets applicable to capital shares outstanding                 $1,301,361
                                                                                ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,280,661/41,698 capital shares
         outstanding, no par value)                                             $    30.71
                                                                                ==========
      Institutional Shares (net assets of $12,567/409 capital
         shares outstanding, no par value)                                      $    30.74
                                                                                ==========
      Adviser Shares (net assets of $8,133/264 capital
         shares outstanding, no par value)                                      $    30.77
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

18  | USAA WORLD GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2019

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,721)                            $ 28,638
   Interest                                                                            134
   Securities lending (net)                                                            138
                                                                                  --------
      Total income                                                                  28,910
                                                                                  --------
EXPENSES
   Management fees                                                                   9,964
   Administration and servicing fees:
      Fund Shares                                                                    1,958
      Institutional Shares                                                              13
      Adviser Shares                                                                    14
   Transfer agent's fees:
      Fund Shares                                                                    1,874
      Institutional Shares                                                              13
      Adviser Shares                                                                    10
   Distribution and service fees (Note 7):
      Adviser Shares                                                                    24
   Custody and accounting fees:
      Fund Shares                                                                      250
      Institutional Shares                                                               2
      Adviser Shares                                                                     2
   Postage:
      Fund Shares                                                                       80
      Institutional Shares                                                               1
      Adviser Shares                                                                     1
   Shareholder reporting fees:
      Fund Shares                                                                       48
   Trustees' fees                                                                       37
   Registration fees:
      Fund Shares                                                                       10
      Institutional Shares                                                              15
      Adviser Shares                                                                    15
   Professional fees                                                                    97
   Other                                                                                27
                                                                                  --------
         Total expenses                                                             14,455
                                                                                  --------

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

   Expenses reimbursed:
      Institutional Shares                                                        $     (8)
      Adviser Shares                                                                   (11)
                                                                                  --------
         Net expenses                                                               14,436
                                                                                  --------
NET INVESTMENT INCOME                                                               14,474
                                                                                  --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Unaffiliated transactions                                                     45,381
      Affiliated transactions (Note 4)                                                 (49)
      Foreign currency transactions                                                   (108)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                  (18,732)
      Foreign capital gains tax                                                         21
      Foreign currency translations                                                    (17)
                                                                                  --------
         Net realized and unrealized gain                                           26,496
                                                                                  --------
   Increase in net assets resulting from operations                               $ 40,970
                                                                                  ========

See accompanying notes to financial statements.

================================================================================

20  | USAA WORLD GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------------------------------

                                                                                      2019          2018
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                        $   14,474    $   13,749
   Net realized gain on investments                                                 45,332        58,464
   Net realized loss on foreign currency transactions                                 (108)          (23)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                  (18,732)       17,949
      Foreign capital gains tax                                                         21           (21)
      Foreign currency translations                                                    (17)          (43)
                                                                                ------------------------
      Increase in net assets resulting from operations                              40,970        90,075
                                                                                ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
DISTRIBUTABLE EARNINGS:
   Fund Shares                                                                     (79,970)      (59,788)
   Institutional Shares                                                               (695)       (1,215)
   Adviser Shares                                                                     (564)         (372)
                                                                                ------------------------
      Distributions to shareholders                                                (81,229)      (61,375)
                                                                                ------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                     (33,770)        6,339
   Institutional Shares                                                            (17,035)       23,424
   Adviser Shares                                                                   (1,696)      (10,300)
                                                                                ------------------------
      Total net increase (decrease) in net assets from capital
         share transactions                                                        (52,501)       19,463
                                                                                ------------------------
   Capital contribution from USAA Transfer Agency Company                                -             2
                                                                                ------------------------
   Net increase (decrease) in net assets                                           (92,760)       48,165

NET ASSETS
   Beginning of year                                                             1,394,121     1,345,956
                                                                                ------------------------
   End of year                                                                  $1,301,361    $1,394,121
                                                                                ========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2019

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 47 separate funds. The USAA World Growth Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: World Growth Fund Shares (Fund Shares), World Growth Fund Institutional Shares (Institutional Shares), and World Growth Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

22  | USAA WORLD GROWTH FUND

================================================================================

The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company (AMCO or Manager), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Holdings, a global investment management firm headquartered in Cleveland, Ohio (the Transaction), on July 1, 2019.

A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital, an independent investment management company. In addition, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the
Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John
C. Walters, to serve as an Independent Trustee. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. The Fund utilizes independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

        official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements)

================================================================================

24  | USAA WORLD GROWTH FUND

================================================================================

        are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include debt securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. INVESTMENTS IN SECURITIES - Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended May 31, 2019, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing

================================================================================

26  | USAA WORLD GROWTH FUND

================================================================================

    basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust and USAA ETF Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Trusts are also assessed facility fees by CAPCO in the amount of 14.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2018, the maximum annual facility fee was 13.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the

================================================================================

28  | USAA WORLD GROWTH FUND

================================================================================

funds of the Trusts based on their respective average daily net assets for the period.

The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 15.0 basis points.

For the year ended May 31, 2019, the Fund paid CAPCO facility fees of $11,000, which represents 1.6% of the total fees paid to CAPCO by the funds of the Trusts. The Fund had no borrowings under this agreement during the year ended May 31, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2019, and 2018, was as follows:

                                                   2019                  2018
                                               ---------------------------------
Ordinary income*                               $13,991,000           $13,378,000
Long-term realized capital gains                67,238,000            47,997,000
                                               -----------           -----------
   Total distributions paid                    $81,229,000           $61,375,000
                                               ===========           ===========

As of May 31, 2019, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $ 10,765,000
Undistributed long-term capital gains                                  8,956,000
Unrealized appreciation of investments                               524,295,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

TAX BASIS OF INVESTMENTS - At May 31, 2019, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:

                                                                                NET
                                         GROSS             GROSS            UNREALIZED
                                       UNREALIZED        UNREALIZED        APPRECIATION/
FUND                 TAX COST         APPRECIATION      DEPRECIATION      (DEPRECIATION)
----------------------------------------------------------------------------------------
USAA World
  Growth Fund      $788,664,000      $554,667,000       $(30,299,000)      $524,368,000

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2019, were $108,146,000 and $227,504,000, respectively.

In accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and affiliated USAA Funds at the then-current market price with no brokerage commissions incurred. The affiliated transactions executed by the Fund, including short-term securities, during the year ended May 31, 2019 were as follows:

PURCHASES                    SALES                      NET REALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
$137,000                   $786,000                            $(49,000)

================================================================================

30  | USAA WORLD GROWTH FUND

================================================================================

(5) SECURITIES LENDING

The Fund, through a securities lending agreement with Citibank, N.A.
(Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included.

At May 31, 2019, the Fund's value of outstanding securities on loan and the value of collateral are as follows:

VALUE OF SECURITIES
     ON LOAN                 NON-CASH COLLATERAL                 CASH COLLATERAL
--------------------------------------------------------------------------------
  $47,919,000                    $24,622,000                       $26,024,000

(6) CAPITAL SHARE TRANSACTIONS

At May 31, 2019, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                   YEAR ENDED                   YEAR ENDED
                                                  MAY 31, 2019                 MAY 31, 2018
------------------------------------------------------------------------------------------------
                                             SHARES          AMOUNT       SHARES          AMOUNT
                                             ---------------------------------------------------
FUND SHARES:
Shares sold                                   2,120       $  65,889        3,664       $ 118,239
Shares issued from reinvested dividends       2,792          78,879        1,846          59,037
Shares redeemed                              (5,761)       (178,538)      (5,300)       (170,937)
                                             ---------------------------------------------------
Net increase (decrease) from capital
  share transactions                           (849)      $ (33,770)         210       $   6,339
                                             ===================================================
INSTITUTIONAL SHARES:
Shares sold                                      85       $   2,667          739       $  23,785
Shares issued from reinvested dividends          13             363           30             958
Shares redeemed                                (638)        (20,065)         (41)         (1,319)
                                             ---------------------------------------------------
Net increase (decrease) from capital
  share transactions                           (540)      $ (17,035)         728       $  23,424
                                             ===================================================
ADVISER SHARES:
Shares sold                                      17       $     523           45       $   1,434
Shares issued from reinvested dividends           6             175            3             109
Shares redeemed                                 (76)         (2,394)        (366)*       (11,843)*
                                             ---------------------------------------------------
Net decrease from capital share
  transactions                                  (53)      $  (1,696)        (318)      $ (10,300)
                                             ===================================================

* Net of redemption fees, if any.

(7) TRANSACTIONS WITH MANAGER

MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets.

The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified.

================================================================================

32  | USAA WORLD GROWTH FUND

================================================================================

The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Global Funds Index.

For the Fund Shares, Institutional Shares, and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

   OVER/UNDER PERFORMANCE
   RELATIVE TO INDEX                             ANNUAL ADJUSTMENT RATE
   (IN BASIS POINTS)(1)                          (IN BASIS POINTS)(1)
   --------------------------------------------------------------------
   +/- 100 to 400                                +/- 4
   +/- 401 to 700                                +/- 5
   +/- 701 and greater                           +/- 6

  (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class had overall negative returns during the performance period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

For the year ended May 31, 2019, the Fund incurred management fees, paid or payable to the Manager, of $9,964,000, which included a performance adjustment for the Institutional Shares of less than $500. For the Institutional Shares, the performance adjustments was less than 0.01%. Fund Shares and Adviser Shares did not incur any performance adjustment. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

SUBADVISORY ARRANGEMENT(s) - The Manager entered into an Investment Subadvisory Agreement with MFS Investment Management (MFS), under which MFS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). This arrangement provides for monthly fees that are paid by the Manager.

The Manager (not the Fund) pays MFS a subadvisory fee based on the aggregate average daily net assets in the USAA World Growth Fund and the USAA International Fund combined, in an annual amount of 0.33% on the first $2 billion of assets, 0.30% on assets over $2 billion and up to $3 billion, 0.25% on assets over $3 billion and up to $4 billion, and 0.225% on assets over $4 billion that MFS manages. Prior to October 1, 2018, the Manager (not the Fund) paid MFS a subadvisory fee based on the aggregate average daily net assets in the USAA World Growth Fund and the USAA International Fund combined, in an annual amount of 0.33% on the first $2 billion of assets, 0.30% on assets over $2 billion and up to $3 billion, and 0.25% on assets over $3 billion that MFS managed. For the year ended May 31, 2019, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to MFS, of $4,041,000.

ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets of the Fund Shares and Adviser Shares, and 0.10% of average daily net assets of the Institutional Shares. For the year ended May 31, 2019, the Fund Shares, Institutional Shares, and Adviser Shares, incurred administration and servicing fees, paid or payable to the Manager, of $1,958,000, $13,000, and $14,000, respectively.

================================================================================

34  | USAA WORLD GROWTH FUND

================================================================================

In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2019, the Fund reimbursed the Manager $9,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

EXPENSE LIMITATION - The Manager agreed, through September 30, 2019, to limit the total annual operating expenses of the Institutional Shares and Adviser Shares to 1.00% and 1.35%, respectively, of their average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares and the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through September 30, 2019, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to October 1, 2018, the Institutional Shares expense limitation was 1.10% of average daily net assets. For the year ended May 31, 2019 the Institutional Shares and Adviser Shares incurred reimbursable expenses of $8,000 and $11,000, respectively, of which $8,000 was receivable from the Manager.

TRANSFER AGENT'S FEES - SAS, an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average daily net assets, plus out-of-pocket expenses. For the year ended May 31, 2019, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,874,000, $13,000, and $10,000, respectively. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2019, the Adviser Shares incurred distribution and service (12b-1) fees of $24,000.

UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by USAA, a large, diversified financial services institution. At May 31, 2019, USAA and its affiliates owned 173,000 Institutional Shares and 162,000 Adviser Shares, which represents 42.4% of the Institutional Shares outstanding, 61.3% of the Adviser Shares outstanding, and 0.8% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures

================================================================================

36  | USAA WORLD GROWTH FUND

================================================================================

regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit became effective December 1, 2018. However, in February 2018, the SEC issued Release No. IC-33010, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS; COMMISSION GUIDANCE FOR IN-KIND ETFs, which delayed certain requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019.

(10) RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the SEC adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior periods.

ASU 2018-13, FAIR VALUE MEASUREMENT
-----------------------------------
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has elected to early adopt ASU 2018-13 effective with the current reporting period. The adoption of ASU 2018-13 guidance is limited to changes in the Fund's notes to financial statement disclosures regarding valuation method, fair value, and transfers between levels of the fair value hierarchy.

(11) SUBSEQUENT EVENT NOTE

As previously announced, and as discussed in Note 1 to the Financial Statements, effective July 1, 2019, AMCO, the prior investment adviser to the Fund, and SAS, the prior transfer agent to the Fund, were acquired by Victory Holdings. PLEASE SEE THE SUPPLEMENT DATED JULY 1, 2019 TO THE FUND'S PROSPECTUS FOR ADDITIONAL IMPORTANT INFORMATION.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

Effective July 1, 2019, Victory Capital is the new investment adviser and administrator to the USAA Mutual Funds; SAS was renamed Victory Capital Transfer Agency, Inc.; Victory Capital Advisers, Inc. is the new distributor to the USAA Mutual Funds; Citi Fund Services of Ohio, Inc. serves as sub-administrator and sub-fund accountant for the USAA Mutual Funds; and FIS Investor Services LLC serve as sub-transfer agent and dividend disbursing agent for the USAA Mutual Funds. Effective August 5, 2019, Citibank, N.A. is the new custodian for the USAA Mutual Funds.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager of managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, Victory Capital added new portfolio managers from one or more investment teams employed by Victory Capital to serve as additional portfolio managers, or replace current portfolio managers, to manage all or a portion of the Fund according to each team's own investment process.

Effective July 1, 2019, members of Victory Capital's investment franchise, RS Investments, were also named as portfolio managers of the Fund to manage all or a position of the Fund.

Effective July 1, 2019, under the investment advisory agreement with Victory Capital, which took effect on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020, and only performance beginning as of July 1, 2020, and thereafter will be utilized in calculating performance adjustments through June 30, 2020.

Effective July 1, 2019, the line of credit (as discussed in the Notes to the Financial Statements in this annual report) among the Trust, with respect to its Funds, and CAPCO terminated; the Trust, with respect to its Funds, along with series of Victory Portfolios, Victory Portfolios II and Victory

================================================================================

38  | USAA WORLD GROWTH FUND

================================================================================

Variable Insurance Funds, entered into a 364 day committed credit facility and a 364 day uncommitted, demand credit facility, with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Effective July 1, 2019, the Trust will rely on an exemptive order granted to Victory Capital and its affiliated funds by the SEC in March 2017 (the IFL Order), permitting the establishment and operation of an Interfund Lending Facility (the Facility). The Facility allows each Fund to directly lend and borrow money to or from certain other affiliated Funds relying upon the IFL Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the IFL Order, by averaging the current repurchase agreement rate and the current bank loan rate.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

FINANCIAL HIGHLIGHTS

FUND SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED MAY 31,
                                 -----------------------------------------------------------------------
                                       2019            2018             2017          2016          2015
                                 -----------------------------------------------------------------------
Net asset value at beginning
  of period                      $    31.82      $    31.16       $    27.20    $    28.69    $    28.00
                                 -----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .33             .30              .19           .21           .24
  Net realized and
    unrealized gain (loss)              .51            1.78             4.55          (.95)         1.16
                                 -----------------------------------------------------------------------
Total from investment
  operations                            .84            2.08             4.74          (.74)         1.40
                                 -----------------------------------------------------------------------
Less distributions from:
  Net investment income                (.28)           (.23)            (.21)         (.19)         (.28)
  Realized capital gains              (1.67)          (1.19)            (.57)         (.56)         (.43)
                                 -----------------------------------------------------------------------
Total distributions                   (1.95)          (1.42)            (.78)         (.75)         (.71)
                                 -----------------------------------------------------------------------
Net asset value at end
  of period                      $    30.71      $    31.82       $    31.16    $    27.20    $    28.69
                                 =======================================================================
Total return (%)*                      3.23            6.68            17.81         (2.49)         5.10
Net assets at end of
  period (000)                   $1,280,661      $1,353,880       $1,319,357    $1,157,148    $1,208,909
Ratios to average
  daily net assets:**
  Expenses (%)(a)                      1.09            1.10             1.13          1.17          1.17
  Net investment income (%)            1.09             .98              .72           .81           .91
Portfolio turnover (%)                    8              10               12            10             9

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were
    $1,305,822,000.
(a) Does not include acquired fund fees, if any.

================================================================================

40  | USAA WORLD GROWTH FUND

================================================================================

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                            PERIOD ENDED
                                                       YEAR ENDED MAY 31,                      MAY 31,
                                              ----------------------------------------------------------
                                                 2019            2018             2017           2016***
                                              ----------------------------------------------------------
Net asset value at beginning
  of period                                   $ 31.75         $ 31.14           $27.14         $28.83
                                              -------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                           .38             .29              .20            .24
  Net realized and unrealized
    gain (loss)                                   .48            1.80             4.55          (1.11)
                                              -------------------------------------------------------
Total from investment operations                  .86            2.09             4.75           (.87)
                                              -------------------------------------------------------
Less distributions from:
  Net investment income                          (.20)           (.29)            (.18)          (.26)
  Realized capital gains                        (1.67)          (1.19)            (.57)          (.56)
                                              -------------------------------------------------------
Total distributions                             (1.87)          (1.48)            (.75)          (.82)
                                              -------------------------------------------------------
Net asset value at end of period              $ 30.74         $ 31.75           $31.14         $27.14
                                              =======================================================
Total return (%)*                                3.29            6.70            17.89          (2.92)
Net assets at end of period (000)             $12,567         $30,127           $6,877         $5,228
Ratios to average daily net assets:**
  Expenses (%)(a)                                1.05(b)         1.10             1.09           1.10(c)
  Expenses, excluding
    reimbursements (%)(a)                        1.11            1.10             1.37           1.54(c)

  Net investment income (%)                      1.13            1.19              .78           1.11(c)
Portfolio turnover (%)                              8              10               12             10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $13,382,000. *** Institutional Shares commenced operations on August 7, 2015.
(a) Does not include acquired fund fees, if any.
(b) Effective October 1, 2018, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares' average daily net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  41

================================================================================

ADVISER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED MAY 31,
                                     -------------------------------------------------------------------
                                       2019            2018             2017          2016          2015
                                     -------------------------------------------------------------------
Net asset value at beginning
  of period                          $31.86         $ 31.07          $ 27.13       $ 28.55       $ 27.90
                                     -------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                 .24(a)          .18(b)           .12           .14           .19
  Net realized and unrealized
    gain (loss)                         .53(a)         1.80(b)          4.53          (.93)         1.13
                                     -------------------------------------------------------------------
Total from investment
  operations                            .77(a)         1.98(b)          4.65          (.79)         1.32
                                     -------------------------------------------------------------------
Less distributions from:
  Net investment income                (.19)           (.00)(c)         (.14)         (.07)         (.24)
  Realized capital gains              (1.67)          (1.19)            (.57)         (.56)         (.43)
                                     -------------------------------------------------------------------
Total distributions                   (1.86)          (1.19)            (.71)         (.63)         (.67)
                                     -------------------------------------------------------------------
Redemption fees added to
  beneficial interests                    -             .00(c)           .00(c)        .00(c)        .00(c)
                                     -------------------------------------------------------------------
Net asset value at end of period     $30.77         $ 31.86          $ 31.07       $ 27.13       $ 28.55
                                     ===================================================================
Total return (%)*                      2.98            6.36            17.50         (2.72)         4.84
Net assets at end of
  period (000)                       $8,133         $10,114          $19,722       $16,580       $26,797
Ratios to average daily
  net assets:**
  Expenses (%)(d)                      1.35            1.39(e)          1.42          1.42          1.38(f)
  Expenses, excluding
    reimbursements (%)(d)              1.46            1.43             1.42          1.42          1.38
  Net investment income (%)             .76             .57              .45           .49           .72
Portfolio turnover (%)                    8              10               12            10             9

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2019, average daily net assets were $9,436,000.
(a) Calculated using average shares. For the year ended May 31, 2019, average shares were 303,000.
(b) Calculated using average shares.
(c) Represents less than $0.01 per share.
(d) Does not include acquired fund fees, if any.
(e) Effective October 1, 2017, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.35% of the Adviser Shares' average daily net assets.
(f) Prior to October 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.60% of the Adviser Shares' average daily net assets.

================================================================================

42  | USAA WORLD GROWTH FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2019 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2018, through May 31, 2019.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                        EXPENSES PAID
                                    BEGINNING            ENDING         DURING PERIOD*
                                  ACCOUNT VALUE       ACCOUNT VALUE    DECEMBER 1, 2018 -
                                 DECEMBER 1, 2018     MAY 31, 2019       MAY 31, 2019
                                 --------------------------------------------------------
FUND SHARES
Actual
                                    $1,000.00          $1,045.80            $5.51
Hypothetical
  (5% return before expenses)        1,000.00           1,019.55             5.44

INSTITUTIONAL SHARES
Actual                               1,000.00           1,046.40             5.10

Hypothetical
  (5% return before expenses)        1,000.00           1,019.95             5.04

ADVISER SHARES
Actual                               1,000.00           1,044.60             6.88

Hypothetical
  (5% return before expenses)        1,000.00           1,018.20             6.79

*Expenses are equal to the annualized expense ratio of 1.08% for Fund Shares, 1.00% for Institutional Shares, and 1.35% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 4.58% for Fund Shares, 4.64% for Institutional Shares, and 4.46% for Adviser Shares for the six-month period of December 1, 2018, through May 31, 2019.

================================================================================

44  | USAA WORLD GROWTH FUND

================================================================================

ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND VICTORY CAPITAL MANAGEMENT INC.)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the (i) new investment advisory agreement between the Trust and Victory Capital and (ii) new investment subadvisory agreements between certain subadvisers and Victory Capital, which became effective on July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting held on January 15, 2019, the USAA Mutual Funds Trust's ("Trust") Board of Trustees ("Board"), including those Trustees who are not parties to any investment advisory or management agreement between USAA Asset Management Company ("AMCO") and the Trust ("Existing Management Agreements") or the new Investment Advisory Agreement between the Trust and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement") or "interested persons" (as that term is defined in the Investment Company Act of 1940 Act, as amended ("1940 Act")) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each of its series (each a "Fund" and together the "Funds"), and Victory Capital, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser ("New Subadvisory Agreements," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

BACKGROUND FOR THE BOARD APPROVALS

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Capital Holdings, Inc. ("Victory Holdings") pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute an "assignment" (as that term is defined in Section 2(a)(4) of the 1940 Act) and result in the automatic termination of the Existing Management Agreements ("Change of Control Event"). The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund after the closing of the Transaction ("Post-Transaction") and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds ("Existing Subadvisory Agreements"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent

================================================================================

46  | USAA WORLD GROWTH FUND

================================================================================

legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, Victory Capital Advisers, Inc. ("VCA"), and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request, which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the then-most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

FACTORS CONSIDERED IN APPROVING THE NEW ADVISORY AGREEMENT

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

    o The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

    o Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

    o Victory Capital proposes to: (1) replace the underlying indexes for the USAA Extended Market Index Fund and USAA S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the USAA Extended Market Index Fund's and USAA S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the USAA S&P 500 Index Fund to the USAA 500 Index Fund.

    o Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

    o The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment).

================================================================================

48  | USAA WORLD GROWTH FUND

================================================================================

        For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

    o The portfolio managers at AMCO that manage the Fixed Income Funds(1) as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds(2), Target Retirement Funds(3), Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post-Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post-Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented.

    o   With the exception of the USAA S&P 500 Index Fund, USAA Extended
        Market Index Fund, and USAA Nasdaq-100 Index Fund, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

(1)The Fixed Income Funds include the following Funds: California Bond Fund, Government Securities Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Long-Term Fund, New York Bond Fund, Short-Term Bond Fund, Tax Exempt Short-Term Fund, Ultra Short-Term Bond Fund, Virginia Bond Fund, Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Trust.

(2)The Cornerstone Funds include the following Funds: Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Moderately Conservative Fund.

(3)The Target Retirement Funds include the following Funds: Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

    o VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

    o The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

    o Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

    o The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

    o The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

================================================================================

50  | USAA WORLD GROWTH FUND

================================================================================

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY VICTORY CAPITAL - The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds(4), Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post-Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

(4)The Equity Funds include the following Funds: Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund.

================================================================================

52  | USAA WORLD GROWTH FUND

================================================================================

PERFORMANCE OF THE FUNDS - With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's performance record for similar accounts. The Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of funds sponsored and managed by Victory Capital ("Victory Funds") with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meetings and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

FEES TO BE PAID TO VICTORY CAPITAL AND EXPENSES OF THE FUNDS - The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate the performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated on a class by class basis, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, consistent with applicable regulations. The Board also considered Victory Capital's contractual commitment under the expense limitation

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

agreement ("ELA") to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time the Transaction closes (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly
(i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

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THE EXTENT TO WHICH VICTORY CAPITAL MAY REALIZE ECONOMIES OF SCALE AS THE FUNDS
GROW LARGER AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND SHAREHOLDERS - The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Advisory Agreements. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

THE PROFITS TO BE REALIZED BY VICTORY CAPITAL AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE TRUST - The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory Funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

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                                                     ADVISORY AGREEMENT(S) |  55
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FALL-OUT AND OTHER BENEFITS TO VICTORY CAPITAL AND ITS AFFILIATES - The Board
considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

CONCLUSIONS - Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

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FACTORS CONSIDERED IN APPROVING THE NEW SUBADVISORY AGREEMENTS

In approving the New Subadvisory Agreements with each of Barrow, Hanley, Mewhinney & Strauss, LLC, Brandes Investment Partners, L.P., ClariVest Asset Management LLC, Epoch Investment Partners, Inc., Granahan Investment Management, Inc., Lazard Asset Management LLC, Loomis, Sayles & Company LP, Massachusetts Financial Services Company, Northern Trust Investments, Inc., QS Investors, LLC, The Renaissance Group LLP and Wellington Management Company LLP (each, a "Subadviser" and together the "Subadvisers") with respect to the applicable Funds, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the applicable Funds by the Subadvisers; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each New Subadvisory Agreement. The Board's evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Subadvisory Agreements at the 2018 15(c) meeting and at other subsequent Board meetings in 2018. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each New Subadvisory Agreement. In approving each New Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Independent Trustees reviewed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

THE NATURE, EXTENT, AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED BY THE SUBADVISERS - The Board considered information provided to them regarding the services to be provided by each Subadviser, including information

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                                                     ADVISORY AGREEMENT(S) |  57
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presented periodically throughout the previous year. The Board considered each
Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to each applicable Fund and each Subadviser's level of staffing. The Board also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that AMCO's monitoring processes of each Subadviser include, and Victory Capital's expected monitoring processes of each Subadviser would include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser. The Board also considered that the terms and conditions of the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements.

SUBADVISER COMPENSATION - The Board took into account the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the applicable Fund, the Board noted that the fees under the New Subadvisory Agreements will be paid by Victory Capital. The Board also relied on the ability of AMCO to negotiate each Existing Subadvisory Agreement and the fees thereunder at arm's length. The Board considered that the fee rate to be payable under each New Subadvisory Agreement were proposed to be identical to the fee rate currently payable under each corresponding Existing Subadvisory Agreement. For the above reasons, the Board determined that the expected profitability of each Subadviser from its relationship with the applicable Fund was not a material factor in its deliberations with respect to the consideration of the approval of each New Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the applicable Fund was not a material factor in considering each New Subadvisory Agreement, although the Board noted that certain New Subadvisory Agreements contain breakpoints in their fee schedules.

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SUBADVISORY FEES AND FUND PERFORMANCE - The Board previously compared the subadvisory fees for each applicable Fund with the fees that each Subadviser charges comparable clients, as applicable. The Board considered that each applicable Fund will pay a management fee to Victory Capital and that, in turn, Victory Capital will pay a subadvisory fee to each Subadviser. At the 2018 15(c) meeting, the Board considered, among other data, each applicable Fund's performance over shorter and longer term periods, as compared to each Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about each Fund's performance results. The Board considered Victory Capital's capabilities with respect to monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser's performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each New Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the applicable Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of each applicable Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and Victory Capital is expected to appropriately monitor each Fund's performance; and (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Victory Capital and each Subadviser. Based on its conclusions, the Board determined that the approval of each New Subadvisory Agreement with respect to each applicable Fund would be in the best interests of the Fund and its shareholders.

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                                                     ADVISORY AGREEMENT(S) |  59
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ADVISORY AGREEMENT(S)
(BETWEEN THE TRUST AND THE MANAGER)

May 31, 2019

--------------------------------------------------------------------------------

The following disclosure relates to the approval of the continuation of the (i) investment advisory agreement between the Trust and AMCO and (ii) investment subadvisory agreements between certain subadvisers and AMCO, which were effective until July 1, 2019. PLEASE REFER TO THE SUBSEQUENT EVENT NOTE TO THE FINANCIAL STATEMENTS IN THIS ANNUAL REPORT FOR ADDITIONAL IMPORTANT INFORMATION.

At an in-person meeting of the Board of Trustees (the Board) held on April 17, 2019, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and MFS Investment Management (the Subadviser) with respect to the Fund.(1)

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning

(1)At an in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("Victory Capital"). Upon the closing of the transaction, on behalf of the Fund, Victory Capital Holdings, Inc., the parent company of Victory Capital, the Advisory Agreement between the Trust and the Manager will terminate and the new investment advisory agreement between the Trust and Victory Capital will go into effect. The factors the Board considered in approving the new investment advisory agreement with Victory Capital are included in this annual report.

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the services rendered to the Fund, as well as information regarding the
Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In

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                                                     ADVISORY AGREEMENT(S) |  61
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approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board also considered the significant risks assumed by the Manager in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

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The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group"), and (ii) a larger group of investment companies that includes all front-end load and no-load retail open end investment companies with similar investment classifications/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including the performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement relating to the Fund are paid by the Manager.

The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

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                                                     ADVISORY AGREEMENT(S) |  63
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In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2018. The Board also noted that the Fund's percentile performance ranking was in the top 45% its performance universe for the one-year period ended December 31, 2018, was in the top 35% of its performance universe for the three-year period ended December 31, 2018, was in the top 30% of its performance universe for the five-year period ended December 31, 2018, and was in the top 15% of its performance universe for the ten-year period ended December 31, 2018.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board was also provided with an Investment Management Profitability Analysis prepared by an independent information service. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The

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Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board considered the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on their conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT
In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services

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                                                     ADVISORY AGREEMENT(S) |  65
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provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include, among others: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board

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determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement, although the Trustees noted that the Subadviser's subadvisory fees were reduced effective October 1, 2018. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2018, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objective and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

As of July 1, 2019, the Board of Trustees (the Board) of the Trust consists of ten Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including the adviser and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of two-thirds of the Trustees before the removal or by the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. As of July 1, 2019, each serves on the Board of the USAA family of funds consisting of one registered investment company, which offers 47 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 235-8396 to request a free copy of the funds' Statement of Additional Information (SAI).

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68  | USAA WORLD GROWTH FUND

================================================================================

In connection with the Transaction, the Board of the Trust nominated, and shareholders of each USAA mutual fund approved, two new Trustees to serve on the Trust's Board, effective upon the closing of the Transaction. Effective July 1, 2019, David C. Brown serves as an Interested Trustee and John C. Walters serves as an Independent Trustee. Information about the current Trustees of the Trust is provided below.

INTERESTED TRUSTEES
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(1, 2, 4, 6, +)
Trustee and Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2012

Trustee, President, and Vice Chairman, USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

DAVID C. BROWN(2, 4, 6, 10)
Trustee
Born: May 1972
Year of Election or Appointment: 2019

Chairman and Chief Executive Officer (2013-present), Co-Chief Executive Officer, (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013-present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds. Mr. Brown serves on the Boards of the Victory Funds family of funds consisting of five registered investment companies offering approximately 104 mutual funds and 24 ETFs. Mr. Brown is considered an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: July 1946
Year of Election or Appointment: 1997

Trustee, USAA ETF Trust (06/17-06/19); Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 22 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

70  | USAA WORLD GROWTH FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Lead Trustee and Vice Chair
Born: September 1957
Year of Election or Appointment: 2013

Trustee, USAA ETF Trust (06/17-06/19); Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Trustee, USAA ETF Trust (06/17-06/19); Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over five years' experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Trustee, USAA ETF Trust (06/17-06/19); Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as seven years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Trustee, USAA ETF Trust (06/17-06/19); Director, Elta North America (01/18-present), which is a global leader in the design, manufacture and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization

================================================================================

72  | USAA WORLD GROWTH FUND

================================================================================

of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over two years of experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Trustee, USAA ETF Trust (06/17-06/19); Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eleven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

Trustee, USAA ETF Trust (06/17-06/19); President of Reimherr Business Consulting performing business valuations of medium to large companies; developing business plans, budgets, and internal financial reporting; and work with mergers and acquisitions (05/95-12/17). St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, capital markets, and mergers and acquisitions, as well as

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

over 19 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JOHN C. WALTERS(3, 4, 5, 6, 7)
Trustee
Born: February 1962
Year of Election or Appointment: 2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk. Mr. Walters is a board member of Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; and University of North Carolina (Chapel
Hill), Member Board of Governors.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (10) Indicates the Trustee is an employee of Victory Capital or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (+)  Mr. D. McNamara was elected as Chair of the Board in July 2019.

================================================================================

74  | USAA WORLD GROWTH FUND

================================================================================

Effective July 1, 2019, the Board of the Trust appointed certain new officers of the Trust. The current officers of the Trust are stated below.

OFFICERS
--------------------------------------------------------------------------------

CHRISTOPHER K. DYER
President
Born: February 1962
Year of Appointment: 2019

Director of Mutual Fund Administration, the Victory Capital.

SCOTT A. STAHORSKY
Vice President
Born: July 1969
Year of Appointment: 2019

Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Victory Capital (prior to 2015).

ALLAN SHAER
Assistant Treasurer
Born: March 1965
Year of Appointment: 2019

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

JAMES K. De VRIES
Treasurer
Born: April 1969
Year of Appointment: 2018

Treasurer, USAA ETF Trust (09/18-06/19); Executive Director, Investment and Financial Administration, USAA (04/12-present); Assistant Treasurer, USAA ETF Trust (06/17-09/18); Assistant Treasurer, USAA Mutual Funds Trust (12/13-02/18). Mr. De Vries also serves as the Funds' Principal Financial Officer.

CAROL D. TREVINO
Assistant Treasurer
Born: October 1965
Year of Appointment: 2018

Assistant Treasurer, USAA ETF Trust (09/18-06/19); Accounting/Financial Director, USAA (12/13-present); Senior Accounting Analyst, USAA (03/11-12/13).

ERIN G. WAGNER
Secretary
Born: February 1974
Year of Appointment: 2019

Associate General Counsel, the Adviser (since 2013).

CHARLES BOOTH
Anti-Money Laundering Compliance Officer and Identity Theft Officer
Born: April 1960
Year of Appointment: 2019

Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).

================================================================================

76  | USAA WORLD GROWTH FUND

================================================================================

AMY CAMPOS
Chief Compliance Officer
Born: August 1976
Year of Appointment: 2019

Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17); Senior Compliance Advisor, USAA Mutual Funds Trust (2010-2014).

THE FOLLOWING OFFICERS SERVED IN THEIR RESPECTIVE OFFICE UNTIL JULY 1, 2019, AT WHICH POINT EACH OF THE FOLLOWING OFFICERS RESIGNED FROM THEIR RESPECTIVE OFFICE AND NO LONGER SERVE IN THESE POSITIONS.

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Vice President, USAA ETF Trust (06/17-06/19); Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income (05/12-11/16).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, USAA ETF Trust (06/17-06/19); Head of Equities, Equity Investments, AMCO (01/12-present).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

KRISTEN MILLAN
Secretary
Born: April 1983
Year of Appointment: 2019

Secretary, USAA ETF Trust (04/19-06/19); Assistant Secretary, USAA ETF Trust (01/19-06/19); Senior Attorney, FASG General Counsel, USAA (09/17-06/19); Attorney, FASG General Counsel, USAA (06/13-09/17). Ms. Millan also serves as Assistant Secretary of AMCO, ICORP, and SAS.

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Chief Compliance Officer, USAA ETF Trust (06/17-06/19); Assistant Vice President, Compliance-Investments, USAA (02/18-present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16-01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

================================================================================

78  | USAA WORLD GROWTH FUND

================================================================================

AS OF JULY 1, 2019
TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Jefferson C. Boyce
                                      Dawn M. Hawley
                                      Paul L. McNamara
                                      Richard Y. Newton III
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      David C. Brown
                                      John C. Walters
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     Victory Capital Management Inc.
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       Victory Capital Advisers Inc.
DISTRIBUTOR                           4900 Tiedeman Road
                                      Brooklyn, Ohio 44144
--------------------------------------------------------------------------------
TRANSFER AGENT                        Victory Capital Transfer Agency Inc.
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN,                            State Street Bank and Trust Company
ACCOUNTING AGENT, AND                 P.O. Box 1713
SUB-ADMINISTRATOR                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1700
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------

Copies of the USAA AMCO's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 235-8396; (ii) at usaa.com; and
(iii) in summary within the Statement of Additional Information on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of monthly portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2019). Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund's Forms N-CSR, N-PORT, and N-Q are available at no charge (i) by calling
(800) 235-8396; (ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov.

================================================================================

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23411-0719


ITEM 2. CODE OF ETHICS.

On July 1, 2019, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics ("Sarbanes Code") applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 47 funds in all. Only 14 funds of the Registrant have a fiscal year end of May 31 and are included within this report (the "Funds"). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
May 31, 2019, and 2018 were $454,300 and $445,300, respectively.

(b) AUDIT RELATED FEE. All services are required to be pre-approved. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related Services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2019, and 2018 were $74,305 and $73,563, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for assistance with PFIC Analyzer Service for fiscal years ended May 31, 2019, and 2018 were $66,900 and $56,253, respectively.

(d) ALL OTHER FEES. No other fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2019, and 2018.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

    (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant; the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO);
and the Funds' transfer agent, SAS, for May 31, 2019, and 2018 were $218,635 and $205,726, respectively. Effective July 1, 2019, AMCO, the prior investment adviser to the Funds, and SAS, the prior transfer agent to the Funds, were acquired by Victory Capital Holdings, Inc. Effective July 1, 2019, Victory Capital Management Inc. is the new investment adviser and administrator to the Funds; SAS was renamed Victory Capital Transfer Agency, Inc. and is the new transfer agent to the Funds.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2019 and 2018 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by the Adviser or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

ITEM 11. CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Trust's internal controls over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

ITEM 13. EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.







SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to Be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant: USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2019

By:*     /s/ Christopher K. Dyer
         --------------------------------------------------------------
         Signature and Title:  Christopher K. Dyer, President

Date:
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher K. Dyer
         -----------------------------------------------------
         Signature and Title:  Christopher K. Dyer, President

Date:
         ------------------------------


By:*     /s/ James K. De Vries
         -----------------------------------------------------
         Signature and Title:  James K. De Vries, Treasurer

Date:
         -----------------------------

*Print the name and title of each signing officer under his or her signature.